      Filed with the Securities and Exchange Commission on April 8, 2015
                                                    REGISTRATION NO. 333-130989
                                           INVESTMENT COMPANY ACT NO. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 40
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              J. MICHAEL LOW, ESQ
                      LEWIS BRISBOIS BISGAARD & SMITH LLP
         PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700
                            PHOENIX, ARIZONA 85012
                                (602) 385-7854
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on            pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on            pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

FLEXIBLE PREMIUM DEFERRED ANNUITIES

PROSPECTUS: APRIL 30, 2015


This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own one of these products. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE X SERIES ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.

THE SUB-ACCOUNTS

Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.

PLEASE READ THIS PROSPECTUS


PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUSES FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.


AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How To Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States.

THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.


   FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM




Prospectus Dated: April 30, 2015  Statement of Additional Information Dated: April 30, 2015
                                                                                    PREMIER

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
                 Grade Bond Portfolio or the target date bond
                  portfolios (e.g., AST Bond Portfolio 2025)



ADVANCED SERIES TRUST                                        AST Prudential Growth Allocation Portfolio
   AST Academic Strategies Asset Allocation Portfolio        AST QMA Emerging Markets Equity Portfolio
   AST Advanced Strategies Portfolio                         AST QMA Large-Cap Portfolio
   AST AQR Emerging Markets Equity Portfolio                 AST QMA US Equity Alpha Portfolio
   AST AQR Large-Cap Portfolio                               AST Quantitative Modeling Portfolio
   AST Balanced Asset Allocation Portfolio                   AST RCM World Trends Portfolio
   AST BlackRock Global Strategies Portfolio                 AST Schroders Global Tactical Portfolio
   AST BlackRock iShares ETF Portfolio                       AST Schroders Multi-Asset World Strategies Portfolio
   AST BlackRock/Loomis Sayles Bond Portfolio                AST Small-Cap Growth Portfolio
   AST Bond Portfolio 2016                                   AST Small-Cap Growth Opportunities Portfolio
   AST Bond Portfolio 2018                                   AST Small-Cap Value Portfolio
   AST Bond Portfolio 2019                                   AST T. Rowe Price Asset Allocation Portfolio
   AST Bond Portfolio 2020                                   AST T. Rowe Price Equity Income Portfolio
   AST Bond Portfolio 2021                                   AST T. Rowe Price Large-Cap Growth Portfolio
   AST Bond Portfolio 2022                                   AST T. Rowe Price Natural Resources Portfolio
   AST Bond Portfolio 2023                                   AST Templeton Global Bond Portfolio
   AST Bond Portfolio 2024                                   AST Wellington Management Hedged Equity Portfolio
   AST Bond Portfolio 2025                                   AST Western Asset Core Plus Bond Portfolio
   AST Bond Portfolio 2026                                   AST Western Asset Emerging Markets Debt Portfolio
   AST Boston Partners Large-Cap Value Portfolio
   AST Capital Growth Asset Allocation Portfolio          PROFUNDS VP -- USED WITH "L" SERIES ONLY
   AST ClearBridge Dividend Growth Portfolio                 Consumer Goods
   AST Cohen & Steers Realty Portfolio                       Consumer Services
   AST Defensive Asset Allocation Portfolio                  Financials
   AST FI Pyramis(R) Asset Allocation Portfolio1             Health Care
   AST FI Pyramis(R) Quantitative Portfolio1                 Industrials
   AST Franklin Templeton Founding Funds Allocation          Large-Cap Growth
     Portfolio*
   AST Franklin Templeton Founding Funds Plus Portfolio      Large-Cap Value
   AST Global Real Estate Portfolio                          Mid-Cap Growth
   AST Goldman Sachs Large-Cap Value Portfolio               Mid-Cap Value
   AST Goldman Sachs Mid-Cap Growth Portfolio                Real Estate
   AST Goldman Sachs Multi-Asset Portfolio                   Small-Cap Growth
   AST Goldman Sachs Small-Cap Value Portfolio               Small-Cap Value
   AST Herndon Large-Cap Value Portfolio                     Telecommunications
   AST High Yield Portfolio                                  Utilities
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST J.P. Morgan Global Thematic Portfolio
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST Preservation Asset Allocation Portfolio
   AST Prudential Core Bond Portfolio
   AST Prudential Growth Allocation Portfolio


/1/  Pyramis is a registered service mark of FMR LLC. Used with permission.
* No longer offered for new investment. See description regarding the Portfolio in "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS.........................................................................  1
SUMMARY OF CONTRACT FEES AND CHARGES......................................................  4
EXPENSE EXAMPLES.......................................................................... 15
SUMMARY................................................................................... 16
INVESTMENT OPTIONS........................................................................ 20
   WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?..................... 20
   WHAT ARE THE FIXED RATE OPTIONS?....................................................... 31
FEES AND CHARGES?......................................................................... 33
   WHAT ARE THE CONTRACT FEES AND CHARGES?................................................ 33
   WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS??......................................... 34
   WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?.......................................... 35
   EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES.............................................. 35
PURCHASING YOUR ANNUITY................................................................... 36
   WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?......................... 36
MANAGING YOUR ANNUITY..................................................................... 39
   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................ 39
   MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?........................................... 40
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................... 40
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?........................... 40
   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................ 41
MANAGING YOUR ACCOUNT VALUE............................................................... 42
   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?........................................... 42
   HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................ 42
   HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?.............. 42
   HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?................................. 42
   HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?....... 42
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............. 43
   DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?.............................. 44
   DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?....................................... 44
   MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION
     INSTRUCTIONS?........................................................................ 45
ACCESS TO ACCOUNT VALUE................................................................... 46
   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?....................................... 46
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?.............. 46
   CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................ 46
   HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?.......................................... 46
   CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........ 47
   DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL
     REVENUE CODE?........................................................................ 47
   WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............ 48
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?.............................................. 48
   WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................ 48
   WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?........................................... 49



                                      (i)

   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..............................  49
LIVING BENEFITS?.....................................................................  51
   DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE
     THEY ARE ALIVE?.................................................................  51
   HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II).............................  52
   HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)...................................  57
   GUARANTEED MINIMUM INCOME BENEFIT (GMIB)..........................................  62
   LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)......................................  65
   SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)......................  70
   HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)..................................  73
   HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)................................  81
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)........................  93
   HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus).......................... 102
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus).................. 115
   HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus).......................... 124
   SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus).................. 137
DEATH BENEFIT........................................................................ 146
   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................... 146
   BASIC DEATH BENEFIT............................................................... 146
   OPTIONAL DEATH BENEFITS........................................................... 146
   PAYMENT OF DEATH BENEFITS......................................................... 149
VALUING YOUR INVESTMENT.............................................................. 153
   HOW IS MY ACCOUNT VALUE DETERMINED?............................................... 153
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?........................................ 153
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................... 153
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................... 153
TAX CONSIDERATIONS................................................................... 156
GENERAL INFORMATION.................................................................. 165
   HOW WILL I RECEIVE STATEMENTS AND REPORTS?........................................ 165
   WHAT IS PRUCO LIFE?............................................................... 165
   WHAT IS THE SEPARATE ACCOUNT?..................................................... 166
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.............................. 167
   WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?.................................. 168
   FINANCIAL STATEMENTS.............................................................. 171
   HOW TO CONTACT US................................................................. 171
   INDEMNIFICATION................................................................... 172
   LEGAL PROCEEDINGS................................................................. 172
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................... 173
APPENDIX A - ACCUMULATION UNIT VALUES................................................ A-1
APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS.................................. B-1
APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT................ C-1
APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT................................. D-1
APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT........................................ E-1

                                     (ii)

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... F-1
APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... G-1
APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT............................. H-1
APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................... I-1

                                     (iii)

                               GLOSSARY OF TERMS


Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

ANNUAL INCOME AMOUNT: This is the annual amount of income for which you are eligible for life under the optional benefits.


ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant.

ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.


BENEFIT FIXED RATE ACCOUNT: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

CODE: The Internal Revenue Code of 1986, as amended from time to time.

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.


CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO II): Highest Daily GRO and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

HIGHEST DAILY LIFETIME FIVE BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

HIGHEST DAILY VALUE DEATH BENEFIT (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

ISSUE DATE: The effective date of your Annuity.

KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.



OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.

UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         TRANSACTION FEES AND CHARGES


CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/


                                   B SERIES

Yr. 1                Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
-----                ----- ----- ----- ----- ----- ----- ------
7.0%                  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

                                   L SERIES

Yr. 1                Yr. 2 Yr. 3 Yr. 4 Yr. 5+
-----                ----- ----- ----- ------
7.0%                  7.0%  6.0%  5.0%  0.0%

                                   X SERIES

Yr. 1      Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
-----      ----- ----- ----- ----- ----- ----- ----- ----- -------
9.0%        8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%


1 The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.


                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)

FEE/CHARGE                 B SERIES    L SERIES    X SERIES
----------                ----------- ----------- -----------
TRANSFER FEE /1/
MAXIMUM                   $        20 $        20 $        20
CURRENT                   $        10 $        10 $        10
TAX CHARGE (CURRENT) /2/   0% to 3.5%  0% to 3.5%  Up to 3.5%

1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.



The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

                           PERIODIC FEES AND CHARGES

                        (assessed against each Annuity)

FEE/CHARGE                                   B SERIES                L SERIES                X SERIES
----------                            ----------------------- ----------------------- -----------------------
ANNUAL MAINTENANCE FEE /1/            Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                          Account Value           Account Value           Account Value
BENEFICIARY CONTINUATION OPTION ONLY  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
                                          Account Value           Account Value           Account Value

                  ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

    (assessed as a percentage of the daily net assets of the Sub-accounts)

FEE/CHARGE                               B SERIES L SERIES X SERIES
MORTALITY & EXPENSE RISK CHARGE /3/        1.00%    1.35%    1.40%
ADMINISTRATION CHARGE /3/                  0.15%    0.15%    0.15%
SETTLEMENT SERVICE CHARGE /4/              1.00%    1.00%    1.00%
TOTAL ANNUAL CHARGES OF THE SUB-ACCOUNTS
(EXCLUDING SETTLEMENT SERVICE CHARGE)      1.15%    1.50%    1.55%

1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
2  These charges are deducted daily and apply to the Sub-accounts only.
3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option.
   The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/

                                                                     TOTAL         TOTAL         TOTAL
                                                       OPTIONAL      ANNUAL        ANNUAL        ANNUAL
                                                     BENEFIT FEE/  CHARGE /2/    CHARGE /2/    CHARGE /2/
OPTIONAL BENEFIT                                        CHARGE    FOR B SERIES  FOR L SERIES  FOR X SERIES
----------------                                     ------------ ------------- ------------- -------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)               0.60%         1.75%         2.10%         2.15%
                                                        -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)     1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)     0.85%     1.15% + 0.85% 1.50% + 0.85% 1.55% + 0.85%
                                                        -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME
  INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)     2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)     1.20%     1.15% + 1.20% 1.50% + 1.20% 1.55% + 1.20%
                                                        -----     ------------- ------------- -------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/

                                                                       TOTAL         TOTAL         TOTAL
                                                         OPTIONAL      ANNUAL        ANNUAL        ANNUAL
                                                       BENEFIT FEE/  CHARGE /2/    CHARGE /2/    CHARGE /2/
OPTIONAL BENEFIT                                          CHARGE    FOR B SERIES  FOR L SERIES  FOR X SERIES
----------------                                       ------------ ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6
  PLUS)
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)       1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)       0.95%     1.15% + 0.95% 1.50% + 0.95% 1.55% + 0.95%
                                                          -----     ------------- ------------- -------------
HIGHEST DAILY GUARANTEED RETURN OPTION
  (HD GRO)
CURRENT AND MAXIMUM CHARGE (FOR ELECTIONS ON OR AFTER
  MAY 1, 2009)/4/                                         0.60%         1.75%         2.10%         2.15%
                                                          -----     ------------- ------------- -------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
MAXIMUM CHARGE /3/
(ASSESSED AGAINST PROTECTED INCOME VALUE)                 1.00%     1.15% + 1.00% 1.50% + 1.00% 1.55% + 1.00%
CURRENT CHARGE
(ASSESSED AGAINST PROTECTED INCOME VALUE)                 0.50%     1.15% + 0.50% 1.50% + 0.50% 1.55% + 0.50%
                                                          -----     ------------- ------------- -------------
LIFETIME FIVE/SM/ INCOME BENEFIT
MAXIMUM CHARGE /3/
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 1.50%         2.65%         3.00%         3.05%
CURRENT CHARGE
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 0.60%         1.75%         2.10%         2.15%
                                                          -----     ------------- ------------- -------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 1.50%         2.65%         3.00%         3.05%
CURRENT CHARGE
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 0.75%         1.90%         2.25%         2.30%
                                                          -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 1.50%         2.65%         3.00%         3.05%
CURRENT CHARGE
(ASSESSED AGAINST SUB-ACCOUNT NET ASSETS)                 0.60%         1.75%         2.10%         2.15%
                                                          -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME SEVEN INCOME
  BENEFIT
MAXIMUM CHARGE /3/
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)         1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)         0.60%     1.15% + 0.60% 1.50% + 0.60% 1.55% + 0.60%
                                                          -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME SEVEN INCOME
  BENEFIT WITH BENEFICIARY INCOME OPTION
MAXIMUM CHARGE /3/
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)         2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)         0.95%     1.15% + 0.95% 1.50% + 0.95% 1.55% + 0.95%
                                                          -----     ------------- ------------- -------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/

                                                                          TOTAL         TOTAL         TOTAL
                                                            OPTIONAL      ANNUAL        ANNUAL        ANNUAL
                                                          BENEFIT FEE/  CHARGE /2/    CHARGE /2/    CHARGE /2/
OPTIONAL BENEFIT                                             CHARGE    FOR B SERIES  FOR L SERIES  FOR X SERIES
----------------                                          ------------ ------------- ------------- -------------
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME
  ACCELERATOR
MAXIMUM CHARGE /3/
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            0.95%     1.15% + 0.95% 1.50% + 0.95% 1.55% + 0.95%
                                                             -----     ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME
  BENEFIT
MAXIMUM CHARGE /3/
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            0.75%     1.15% + 0.75% 1.50% + 0.75% 1.55% + 0.75%
                                                             -----     ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME
  BENEFIT WITH BENEFICIARY INCOME OPTION
MAXIMUM CHARGE /3/
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST THE PROTECTED WITHDRAWAL VALUE)            0.95%     1.15% + 0.95% 1.50% + 0.95% 1.55% + 0.95%
                                                             -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          0.75%     1.15% + 0.75% 1.50% + 0.75% 1.55% + 0.75%
                                                             -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY
  INCOME OPTION
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          1.10%     1.15% + 1.10% 1.50% + 1.10% 1.55% + 1.10%
                                                             -----     ------------- ------------- -------------
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME
  INCOME ACCELERATOR
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          1.10%     1.15% + 1.10% 1.50% + 1.10% 1.55% + 1.10%
                                                             -----     ------------- ------------- -------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/

                                                                          TOTAL         TOTAL         TOTAL
                                                            OPTIONAL      ANNUAL        ANNUAL        ANNUAL
                                                          BENEFIT FEE/  CHARGE /2/    CHARGE /2/    CHARGE /2/
OPTIONAL BENEFIT                                             CHARGE    FOR B SERIES  FOR L SERIES  FOR X SERIES
----------------                                          ------------ ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          1.50%     1.15% + 1.50% 1.50% + 1.50% 1.55% + 1.50%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          0.90%     1.15% + 0.90% 1.50% + 0.90% 1.55% + 0.90%
                                                             -----     ------------- ------------- -------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH
  BENEFICIARY INCOME OPTION
MAXIMUM CHARGE /3/
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          2.00%     1.15% + 2.00% 1.50% + 2.00% 1.55% + 2.00%
CURRENT CHARGE
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PROTECTED
  WITHDRAWAL VALUE)                                          1.10%     1.15% + 1.10% 1.50% + 1.10% 1.55% + 1.10%
                                                             -----     ------------- ------------- -------------
HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")
CURRENT AND MAXIMUM CHARGE /4/                               0.50%             1.65%         2.00%         2.05%
                                                             -----     ------------- ------------- -------------
COMBINATION 5% ROLL-UP AND HAV DEATH
  BENEFIT
CURRENT AND MAXIMUM CHARGE /4/
(FOR ELECTIONS ON OR AFTER MAY 1, 2009)                      0.80%             1.95%         2.30%         2.35%
                                                             -----     ------------- ------------- -------------

PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.

(1) HOW CHARGE IS DETERMINED


1 HIGHEST DAILY GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.

   HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.20% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.20% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   HIGHEST DAILY GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.


   GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.


   LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

   SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.


   HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.95% of PWV is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% of PWV is in addition to 1.50% annual charge of amounts invested in the Sub-accounts, For X Series, 0.95% of PWV is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For
   B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.

   COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: For elections of the benefit prior to May 1, 2009: 0.50% benefit charge results in 1.65% total charge for B Series, 2.00% total charge for L Series, and 2.05% total charge for X Series. For elections of the benefit on or after May 1, 2009, 0.80% benefit charge results in 1.95% total charge for B Series, 2.30% total charge for L Series, and 2.35% total charge for X Series.

2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for "Plus" versions). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2014 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                   MINIMUM MAXIMUM
                                   ------- -------
TOTAL PORTFOLIO OPERATING EXPENSE   0.60%   2.23%



The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2014, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2014. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Academic Strategies
  Asset Allocation
  Portfolio                   0.70%     0.03%      0.04%       0.05%        0.01%      0.63%     1.46%        0.00%       1.46%
AST Advanced Strategies
  Portfolio*                  0.80%     0.02%      0.10%       0.00%        0.00%      0.05%     0.97%        0.01%       0.96%
AST AQR Emerging
  Markets Equity
  Portfolio                   1.09%     0.16%      0.10%       0.00%        0.00%      0.00%     1.35%        0.00%       1.35%
AST AQR Large-Cap
  Portfolio*                  0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%        0.24%       0.59%
AST Balanced Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.75%     0.91%        0.00%       0.91%
AST BlackRock Global
  Strategies Portfolio        0.97%     0.04%      0.10%       0.00%        0.00%      0.02%     1.13%        0.00%       1.13%
AST BlackRock iShares
  ETF Portfolio*              0.89%     0.07%      0.10%       0.00%        0.00%      0.21%     1.27%        0.25%       1.02%
AST BlackRock/Loomis
  Sayles Bond Portfolio*      0.61%     0.02%      0.10%       0.00%        0.00%      0.00%     0.73%        0.03%       0.70%
AST Bond Portfolio 2016*      0.63%     1.50%      0.10%       0.00%        0.00%      0.00%     2.23%        1.24%       0.99%
AST Bond Portfolio 2018*      0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%        0.00%       0.83%
AST Bond Portfolio 2019*      0.63%     0.21%      0.10%       0.00%        0.00%      0.00%     0.94%        0.00%       0.94%
AST Bond Portfolio 2020*      0.63%     0.11%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%
AST Bond Portfolio 2021*      0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%        0.00%       0.83%
AST Bond Portfolio 2022*      0.63%     0.20%      0.10%       0.00%        0.00%      0.00%     0.93%        0.00%       0.93%
AST Bond Portfolio 2023*      0.63%     0.06%      0.10%       0.00%        0.00%      0.00%     0.79%        0.01%       0.78%
AST Bond Portfolio 2024*      0.63%     0.09%      0.10%       0.00%        0.00%      0.00%     0.82%        0.00%       0.82%
AST Bond Portfolio 2025*      0.63%     0.38%      0.10%       0.00%        0.00%      0.00%     1.11%        0.12%       0.99%
AST Bond Portfolio 2026*      0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%        0.00%       0.78%
AST Boston Partners
  Large-Cap Value
  Portfolio                   0.73%     0.03%      0.10%       0.00%        0.00%      0.00%     0.86%        0.00%       0.86%
AST Capital Growth Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.76%     0.92%        0.00%       0.92%
AST ClearBridge
  Dividend Growth
  Portfolio*                  0.82%     0.02%      0.10%       0.00%        0.00%      0.00%     0.94%        0.11%       0.83%
AST Cohen & Steers
  Realty Portfolio*           0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%        0.07%       1.04%
AST Defensive Asset
  Allocation Portfolio        0.15%     0.06%      0.00%       0.00%        0.00%      0.73%     0.94%        0.00%       0.94%
AST FI Pyramis(R) Asset
  Allocation Portfolio*       0.82%     0.03%      0.10%       0.00%        0.00%      0.00%     0.95%        0.02%       0.93%
AST FI Pyramis(R)
  Quantitative Portfolio*     0.81%     0.03%      0.10%       0.00%        0.00%      0.00%     0.94%        0.14%       0.80%
AST Franklin Templeton
  Founding Funds
  Allocation Portfolio*       0.91%     0.02%      0.10%       0.00%        0.00%      0.00%     1.03%        0.00%       1.03%
AST Franklin Templeton
  Founding Funds Plus
  Portfolio                   0.02%     0.02%      0.00%       0.00%        0.00%      1.01%     1.05%        0.00%       1.05%
AST Global Real Estate
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%        0.00%       1.13%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Goldman Sachs
  Large-Cap Value
  Portfolio*                  0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.01%       0.83%
AST Goldman Sachs
  Mid-Cap Growth
  Portfolio*                  0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%        0.05%       1.06%
AST Goldman Sachs
  Multi-Asset Portfolio*      0.92%     0.05%      0.10%       0.00%        0.00%      0.00%     1.07%        0.21%       0.86%
AST Goldman Sachs
  Small-Cap Value
  Portfolio*                  0.93%     0.03%      0.10%       0.00%        0.00%      0.06%     1.12%        0.01%       1.11%
AST Herndon Large-Cap
  Value Portfolio*            0.83%     0.02%      0.10%       0.00%        0.00%      0.00%     0.95%        0.15%       0.80%
AST High Yield Portfolio      0.72%     0.04%      0.10%       0.00%        0.00%      0.00%     0.86%        0.00%       0.86%
AST International Growth
  Portfolio*                  0.97%     0.02%      0.10%       0.00%        0.00%      0.00%     1.09%        0.01%       1.08%
AST International Value
  Portfolio                   0.97%     0.03%      0.10%       0.00%        0.00%      0.00%     1.10%        0.00%       1.10%
AST Investment Grade
  Bond Portfolio*             0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%        0.03%       0.75%
AST J.P. Morgan Global
  Thematic Portfolio          0.92%     0.04%      0.10%       0.00%        0.00%      0.00%     1.06%        0.00%       1.06%
AST J.P. Morgan
  International Equity
  Portfolio                   0.86%     0.06%      0.10%       0.00%        0.00%      0.00%     1.02%        0.00%       1.02%
AST J.P. Morgan Strategic
  Opportunities Portfolio     0.97%     0.05%      0.10%       0.10%        0.00%      0.00%     1.22%        0.00%       1.22%
AST Jennison Large-Cap
  Growth Portfolio            0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%        0.00%       1.00%
AST Large-Cap Value
  Portfolio                   0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%
AST Loomis Sayles
  Large-Cap Growth
  Portfolio*                  0.87%     0.01%      0.10%       0.00%        0.00%      0.00%     0.98%        0.06%       0.92%
AST Lord Abbett Core
  Fixed Income Portfolio*     0.77%     0.02%      0.10%       0.00%        0.00%      0.00%     0.89%        0.29%       0.60%
AST MFS Global Equity
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%        0.00%       1.13%
AST MFS Growth
  Portfolio                   0.87%     0.02%      0.10%       0.00%        0.00%      0.00%     0.99%        0.00%       0.99%
AST MFS Large-Cap
  Value Portfolio             0.83%     0.04%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST Mid-Cap Value
  Portfolio                   0.94%     0.04%      0.10%       0.00%        0.00%      0.00%     1.08%        0.00%       1.08%
AST Money Market
  Portfolio                   0.47%     0.03%      0.10%       0.00%        0.00%      0.00%     0.60%        0.00%       0.60%
AST Neuberger Berman /
  LSV Mid-Cap Value
  Portfolio*                  0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%        0.00%       1.00%
AST Neuberger Berman
  Core Bond Portfolio*        0.68%     0.04%      0.10%       0.00%        0.00%      0.00%     0.82%        0.15%       0.67%
AST Neuberger Berman
  Mid-Cap Growth
  Portfolio*                  0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%        0.01%       1.00%
AST New Discovery Asset
  Allocation Portfolio*       0.83%     0.08%      0.10%       0.00%        0.00%      0.00%     1.01%        0.01%       1.00%
AST Parametric Emerging
  Markets Equity
  Portfolio                   1.08%     0.24%      0.10%       0.00%        0.00%      0.00%     1.42%        0.00%       1.42%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST PIMCO Limited
  Maturity Bond Portfolio     0.63%     0.04%      0.10%       0.00%        0.00%      0.00%     0.77%        0.00%       0.77%
AST Preservation Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.71%     0.87%        0.00%       0.87%
AST Prudential Core Bond
  Portfolio*                  0.66%     0.02%      0.10%       0.00%        0.00%      0.00%     0.78%        0.03%       0.75%
AST Prudential Growth
  Allocation Portfolio        0.80%     0.03%      0.10%       0.00%        0.00%      0.01%     0.94%        0.00%       0.94%
AST QMA Emerging
  Markets Equity
  Portfolio                   1.09%     0.24%      0.10%       0.00%        0.00%      0.02%     1.45%        0.00%       1.45%
AST QMA Large-Cap
  Core Portfolio              0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%        0.00%       0.83%
AST QMA US Equity
  Alpha Portfolio             0.99%     0.04%      0.10%       0.13%        0.25%      0.00%     1.51%        0.00%       1.51%
AST Quantitative
  Modeling Portfolio          0.25%     0.03%      0.00%       0.00%        0.00%      0.84%     1.12%        0.00%       1.12%
AST RCM World Trends
  Portfolio                   0.91%     0.03%      0.10%       0.00%        0.00%      0.00%     1.04%        0.00%       1.04%
AST Schroders Global
  Tactical Portfolio          0.91%     0.03%      0.10%       0.00%        0.00%      0.11%     1.15%        0.00%       1.15%
AST Schroders Multi-
  Asset World Strategies
  Portfolio                   1.06%     0.04%      0.10%       0.00%        0.00%      0.09%     1.29%        0.00%       1.29%
AST Small Cap Growth
  Portfolio                   0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%        0.00%       1.01%
AST Small Cap Value
  Portfolio                   0.87%     0.03%      0.10%       0.00%        0.00%      0.02%     1.02%        0.00%       1.02%
AST Small-Cap Growth
  Opportunities Portfolio     0.93%     0.04%      0.10%       0.00%        0.00%      0.00%     1.07%        0.00%       1.07%
AST T. Rowe Price Asset
  Allocation Portfolio        0.79%     0.02%      0.10%       0.00%        0.00%      0.00%     0.91%        0.02%       0.89%
AST T. Rowe Price Equity
  Income Portfolio            0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%        0.00%       0.84%
AST T. Rowe Price Large-
  Cap Growth Portfolio        0.85%     0.02%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST T. Rowe Price
  Natural Resources
  Portfolio                   0.88%     0.04%      0.10%       0.00%        0.00%      0.00%     1.02%        0.00%       1.02%
AST Templeton Global
  Bond Portfolio              0.78%     0.09%      0.10%       0.00%        0.00%      0.00%     0.97%        0.00%       0.97%
AST Wellington Mgmt
  Hedged Equity Portfolio     0.97%     0.03%      0.10%       0.00%        0.00%      0.02%     1.12%        0.00%       1.12%
AST Western Asset Core
  Plus Bond Portfolio*        0.66%     0.03%      0.10%       0.00%        0.00%      0.00%     0.79%        0.20%       0.59%
AST Western Asset
  Emerging Markets Debt
  Portfolio*                  0.84%     0.06%      0.10%       0.00%        0.00%      0.00%     1.00%        0.05%       0.95%
ProFund VP Consumer
  Goods Portfolio#            0.75%     0.74%      0.25%       0.00%        0.00%      0.00%     1.74%        0.06%       1.68%
ProFund VP Consumer
  Services#                   0.75%     0.75%      0.25%       0.00%        0.00%      0.00%     1.75%        0.07%       1.68%
ProFund VP Financials#        0.75%     0.73%      0.25%       0.00%        0.00%      0.00%     1.73%        0.05%       1.68%
ProFund VP Health Care#       0.75%     0.69%      0.25%       0.00%        0.00%      0.00%     1.69%        0.01%       1.68%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES


   (as a percentage of the average net assets of the underlying Portfolios)


                                                          For the year ended December 31, 2014
                         -----------------------------------------------------------------------------------------------------
                                                                                               Total
                                                                      Broker Fees  Acquired   Annual                 Net Annual
                                             Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                         Management  Other     (12b-1)    Expense on    on Short    Fees &   Operating  or Expense   Operating
FUNDS                       Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                    ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
ProFund VP Industrials#     0.75%     0.77%      0.25%       0.00%        0.00%      0.00%     1.77%        0.09%       1.68%
ProFund VP Large-Cap
  Growth#                   0.75%     0.76%      0.25%       0.00%        0.00%      0.00%     1.76%        0.08%       1.68%
ProFund VP Large-Cap
  Value#                    0.75%     0.77%      0.25%       0.00%        0.00%      0.00%     1.77%        0.09%       1.68%
ProFund VP Mid-Cap
  Growth#                   0.75%     0.79%      0.25%       0.00%        0.00%      0.00%     1.79%        0.11%       1.68%
ProFund VP Mid-Cap
  Value#                    0.75%     0.79%      0.25%       0.00%        0.00%      0.00%     1.79%        0.11%       1.68%
ProFund VP Real Estate#     0.75%     0.75%      0.25%       0.00%        0.00%      0.00%     1.75%        0.07%       1.68%
ProFund VP Small-Cap
  Growth#                   0.75%     0.82%      0.25%       0.00%        0.00%      0.00%     1.82%        0.14%       1.68%
ProFund VP Small-Cap
  Value#                    0.75%     0.87%      0.25%       0.00%        0.00%      0.02%     1.89%        0.19%       1.70%
ProFund VP
  Telecommunications#       0.75%     0.78%      0.25%       0.00%        0.00%      0.00%     1.78%        0.10%       1.68%
ProFund VP Utilities#       0.75%     0.76%      0.25%       0.00%        0.00%      0.00%     1.76%        0.08%       1.68%



* See notes immediately below for important information about this fund.

AST ADVANCED STRATEGIES PORTFOLIO The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST AQR LARGE-CAP PORTFOLIO The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK ISHARES ETF PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST TARGET YEAR BOND PORTFOLIOS The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST COHEN & STEERS REALTY PORTFOLIO The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI PYRAMIS(R) QUANTITATIVE PORTFOLIO The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST HERNDON LARGE-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST INTERNATIONAL GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST INVESTMENT GRADE BOND The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST PRUDENTIAL CORE BOND PORTFOLIO The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows:
0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

#PROFUND VP FUNDS ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding "Acquired Fund Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Money Market's future yield.

                               EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in "Summary of Contract Fees and Charges":

    .  Insurance Charge

    .  Contingent Deferred Sales Charge (when and if applicable)

    .  Annual Maintenance Fee

    .  The maximum combination of optional benefit charges

The examples also assume the following for the period shown:


    . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2014, and those expenses remain the same each year*


    . For each charge, we deduct the maximum charge rather than the current charge

    .  You make no withdrawals of your Account Value

    .  You make no transfers, or other transactions for which we charge a fee

    .  No tax charge applies

    . You elect the Highest Daily Lifetime 6 Plus and the Combination 5% roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

    . For the X Series example, no Purchase Payment Credit is granted under the Annuity

    .  For the X Series example, the Longevity Credit does not apply

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

If you surrender your annuity at the end of the applicable time period:


                                                    1 YR  3 YRS  5 YRS  10 YRS
                                                   ------ ------ ------ ------
B SERIES                                           $1,301 $2,320 $3,363 $6,279
L SERIES                                           $1,334 $2,514 $3,209 $6,522
X SERIES                                           $1,539 $2,727 $3,830 $6,556


If you annuitize your annuity at the end of the applicable time period: /1/


                                                   1 YR 3 YRS  5 YRS  10 YRS
                                                   ---- ------ ------ ------
B SERIES                                           $601 $1,820 $3,063 $6,279
L SERIES                                           $634 $1,914 $3,209 $6,522
X SERIES                                           $639 $1,927 $3,230 $6,556


If you do not surrender your annuity:


                                                   1 YR 3 YRS  5 YRS  10 YRS
                                                   ---- ------ ------ ------
B SERIES                                           $601 $1,820 $3,063 $6,279
L SERIES                                           $634 $1,914 $3,209 $6,522
X SERIES                                           $639 $1,927 $3,230 $6,556


1  You may not annuitize in the first Three (3) Annuity Years.

A table of accumulation values appears in Appendix A to this Prospectus.

                                    SUMMARY

           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your Financial Professional can also help you if you have questions.


WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your Financial Professional, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your Financial Professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your Financial Professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this Prospectus are:

..  Prudential Premier Variable Annuity B Series ("B Series")

..  Prudential Premier Variable Annuity L Series ("L Series")

..  Prudential Premier Variable Annuity X Series ("X Series")

HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                                                   MAXIMUM AGE FOR  MINIMUM INITIAL
PRODUCT                                            INITIAL PURCHASE PURCHASE PAYMENT
-------                                            ---------------- ----------------
B SERIES                                                  85            $ 1,000
X SERIES                                                  75            $10,000
L SERIES                                                  85            $10,000


The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the ages of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the sections entitled "Living Benefits Programs" and "Death Benefit" for additional information on these benefits.


You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.


After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See "What Are Our Requirements for Purchasing One of the Annuities?" for more detail.

WHERE SHOULD I INVEST MY MONEY? With the help of your Financial Professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select optional benefits, we may limit the investment that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and the prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.


You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.


See "Investment Options" and "Managing Your Account Value."


HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive Annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See "Access to Account Value."


OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases. You have the ability to elect an Optional Living Benefit at the time of application only. Optional Living Benefits cannot be added after your Annuity has been issued.


As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.

In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

..  Highest Daily Lifetime 6 Plus

..  Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

..  Spousal Highest Daily Lifetime 6 Plus

..  Highest Daily Lifetime 7 Plus

..  Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

..  Highest Daily Lifetime 7 Plus with Beneficiary Income Option

..  Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

..  Highest Daily Lifetime Seven

..  Spousal Highest Daily Lifetime Seven

..  Highest Daily Lifetime Seven with Lifetime Income Accelerator

..  Highest Daily Lifetime Seven with Beneficiary Income Option

..  Spousal Highest Daily Lifetime Seven with Beneficiary Income Option


THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTIONS ARE NO LONGER OFFERED FOR NEW ELECTIONS.


OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:

..  Highest Daily Guaranteed Return Option II

..  Highest Daily Guaranteed Return Option*

*  No longer available for new elections.

WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your Annuity upon your death. Your Annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the Annuity at the time of death.

We also have an optional death benefit for an additional charge:

.. COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the "Death Benefit" section of the Prospectus for more information.

There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

HOW DO I RECEIVE CREDITS?

With X Series, we apply a credit to your Annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other Annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

 OLDEST OWNER'S AGE ON THE DATE THAT
 THE PURCHASE PAYMENT IS APPLIED TO     PURCHASE CREDIT ON PURCHASE PAYMENTS
 THE ANNUITY                             AS THEY ARE APPLIED TO THE ANNUITY
 -----------------------------------    -------------------------------------
                 0 - 80                                6.00%*
                81 - 85                                 3.00%

* For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

Please see the section entitled "Managing Your Account Value" for more information.

WHAT ARE THE ANNUITY'S FEES AND CHARGES?

CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

                     YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10+
                     ----- ----- ----- ----- ----- ----- ----- ----- ----- -------
B SERIES              7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%   --     --
L SERIES              7.0%  7.0%  6.0%  5.0%  0.0%   --    --    --    --     --
X SERIES              9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which Annuity you hold:

FEE/CHARGE                                         B SERIES L SERIES X SERIES
----------                                         -------- -------- --------
MORTALITY & EXPENSE RISK CHARGE                      1.00%    1.35%    1.40%
ADMINISTRATION CHARGE                                0.15%    0.15%    0.15%
TOTAL INSURANCE CHARGE                               1.15%    1.50%    1.55%

CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1%.


FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your Financial Professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your Financial Professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your Financial Professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your Financial Professional or us. See "General Information".

OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?


Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below provides a description of each Portfolio's investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Fees and Payments Received by Pruco Life" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life ("Affiliated Portfolios") and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates ("Prudential Companies") receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.


Beginning MAY 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.

Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO was no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS

As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.



GROUP I: ALLOWABLE BENEFIT ALLOCATIONS


 OPTIONAL BENEFIT NAME*                 ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit           AST Academic Strategies Asset
 Spousal Lifetime Five Income Benefit   Allocation Portfolio
 Highest Daily Lifetime Five Income     AST Advanced Strategies Portfolio
 Benefit                                AST Balanced Asset Allocation
 Highest Daily Lifetime Seven Income    Portfolio
 Benefit                                AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Seven   Portfolio
 Income Benefit                         AST BlackRock iShares ETF Portfolio
 Highest Daily Value Death Benefit      AST Capital Growth Asset Allocation
 Highest Daily Lifetime Seven with      Portfolio
 Beneficiary Income Option              AST Defensive Asset Allocation
 Spousal Highest Daily Lifetime Seven   Portfolio
 with Beneficiary Income Option         AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime Seven with      Portfolio
 Lifetime Income Accelerator            AST FI Pyramis(R) Quantitative
 Highest Daily Lifetime 7 Plus Income   Portfolio
 Benefit                                **AST Franklin Templeton Founding
 Highest Daily Lifetime 7 Plus with     Funds Allocation Portfolio
 Beneficiary Income Option              AST Franklin Templeton Founding Funds
 Highest Daily Lifetime 7 Plus with     Plus Portfolio
 Lifetime Income Accelerator            AST Goldman Sachs Multi-Asset
 Spousal Highest Daily Lifetime 7 Plus  Portfolio
 Income Benefit                         AST J.P. Morgan Global Thematic
 Spousal Highest Daily Lifetime 7 Plus  Portfolio
 with Beneficiary Income Option         AST J.P. Morgan Strategic
 Highest Daily Lifetime 6 Plus          Opportunities Portfolio
 Highest Daily Lifetime 6 Plus with     AST New Discovery Asset Allocation
 Lifetime Income Accelerator            Portfolio
 Spousal Highest Daily Lifetime 6 Plus  AST Preservation Asset Allocation
 Highest Daily GRO II                   Portfolio
                                        AST Prudential Growth Allocation
                                        Portfolio
                                        AST RCM World Trends Portfolio
                                        AST Schroders Global Tactical
                                        Portfolio
                                        AST Schroders Multi-Asset World
                                        Strategies Portfolio
                                        AST Small-Cap Growth Portfolio
                                        AST T. Rowe Price Asset Allocation
                                        Portfolio
                                        AST Wellington Management Hedged
                                        Equity Portfolio

 OPTIONAL BENEFIT NAME*                 ALL INVESTMENT OPTIONS PERMITTED
                                        EXCEPT THE FOLLOWING:
 Combo 5% Rollup & HAV Death Benefit    AST AQR Emerging Markets Equity
 Guaranteed Minimum Income Benefit      Portfolio
 Highest Daily GRO                      AST QMA Emerging Markets Equity
                                        Portfolio
                                        AST Western Asset Emerging Markets
                                        Debt Portfolio
                                        AST Quantitative Modeling Portfolio


* Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
** No longer offered for new investment.

The following set of tables describes the second category (i.e. Group II below), under which:


(a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio and/or the AST Prudential Core Bond Portfolio).


(b)you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

GROUP II: CUSTOM PORTFOLIOS PROGRAM (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)


OPTIONAL BENEFIT NAME*                                         PERMITTED PORTFOLIOS
Highest Daily Lifetime Seven                                   AST Academic Strategies Asset
                                                               Allocation Portfolio
Spousal Highest Daily Lifetime Seven                           AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with                              AST Balanced Asset Allocation
Beneficiary Income Option                                      Portfolio
Spousal Highest Daily Lifetime Seven                           AST BlackRock Global Strategies
with Beneficiary                                               Portfolio
Income Option                                                  AST BlackRock/Loomis Sayles Bond
                                                               Portfolio
Highest Daily Lifetime Seven with                              AST Boston Partners Large Cap Value
Lifetime Income Accelerator                                    Portfolio
Highest Daily Lifetime 7 Plus                                  AST Capital Growth Asset Allocation
Spousal Highest Daily Lifetime 7 Plus                          Portfolio
Highest Daily Lifetime 7 Plus with                             AST ClearBridge Dividend Growth
Beneficiary                                                    Portfolio
Income Option                                                  AST Cohen & Steers Realty Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator AST FI Pyramis(R) Asset Allocation
Spousal Highest Daily Lifetime 7 Plus                          Portfolio
with Beneficiary                                               AST FI Pyramis(R) Quantitative
Income Option                                                  Portfolio
Highest Daily Lifetime 6 Plus                                  AST Franklin Templeton Founding Funds
Highest Daily Lifetime 6 Plus with                             Allocation** Portfolio
Lifetime Income                                                AST Global Real Estate Portfolio
Accelerator                                                    AST Goldman Sachs Large-Cap Value
Spousal Highest Daily Lifetime 6 Plus                          Portfolio
Highest Daily GRO II                                           AST Goldman Sachs Mid-Cap Growth
                                                               Portfolio
                                                               AST Goldman Sachs Multi-Asset
                                                               Portfolio
                                                               AST Goldman Sachs Small-Cap Value
                                                               Portfolio
                                                               AST Herndon Large-Cap Value Portfolio
                                                               AST High Yield Portfolio
                                                               AST International Growth Portfolio
                                                               AST International Value Portfolio
                                                               AST J.P. Morgan Global Thematic
                                                               Portfolio
                                                               AST J.P. Morgan International Equity
                                                               Portfolio
                                                               AST J.P. Morgan Strategic
                                                               Opportunities Portfolio
                                                               AST Jennison Large-Cap Growth
                                                               Portfolio
                                                               AST Large-Cap Value Portfolio
                                                               AST Loomis Sayles Large-Cap Growth
                                                               Portfolio
                                                               AST Lord Abbett Core Fixed Income
                                                               Portfolio
                                                               AST MFS Global Equity Portfolio
                                                               AST MFS Growth Portfolio
                                                               AST MFS Large-Cap Value Portfolio
                                                               AST Mid-Cap Value Portfolio
                                                               AST Money Market Portfolio
                                                               AST Neuberger Berman Core Bond
                                                               Portfolio
                                                               AST Neuberger Berman Mid-Cap Growth
                                                               Portfolio
                                                               AST Neuberger Berman/LSV Mid-Cap
                                                               Value Portfolio
                                                               AST New Discovery Asset Allocation
                                                               Portfolio
                                                               AST Parametric Emerging Markets
                                                               Equity Portfolio
                                                               AST PIMCO Limited Maturity Bond
                                                               Portfolio
                                                               AST Preservation Asset Allocation
                                                               Portfolio
                                                               AST Prudential Core Bond Portfolio
                                                               AST Prudential Growth Allocation
                                                               Portfolio
                                                               AST QMA US Equity Alpha Portfolio
                                                               AST RCM World Trends Portfolio
                                                               AST Schroders Global Tactical
                                                               Portfolio
                                                               AST Schroders Multi-Asset World
                                                               Portfolio Strategies Portfolio
                                                               AST Small-Cap Growth Portfolio
                                                               AST Small-Cap Growth Opportunities
                                                               Portfolio
                                                               AST Small-Cap Value Portfolio
                                                               AST T. Rowe Price Asset Allocation
                                                               Portfolio
                                                               AST T. Rowe Price Equity Income
                                                               Portfolio
                                                               AST T. Rowe Price Large-Cap Growth
                                                               Portfolio
                                                               AST T. Rowe Price Natural Resources
                                                               AST Templeton Global Bond Portfolio
                                                               AST Wellington Management Hedged
                                                               Equity
                                                               AST Western Asset Core Plus Bond
                                                               Portfolio




* Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

** No longer offered for new investment.

THE FOLLOWING ADDITIONAL PORTFOLIOS ARE AVAILABLE WITH THE L SERIES ONLY:

                 PROFUND VP
                 Consumer Goods
                 Consumer Services
                 Financials
                 Health Care
                 Industrials
                 Large-Cap Growth
                 Large-Cap Value
                 Mid-Cap Growth
                 Mid-Cap Value
                 Real Estate
                 Small-Cap Growth
                 Small-Cap Value
                 Telecommunications
                 Utilities

Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined mathematical formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

WHETHER OR NOT YOU ELECT AN OPTIONAL BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;

    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable portfolio for additional information about these effects.




THE FOLLOWING TABLE CONTAINS LIMITED INFORMATION ABOUT THE PORTFOLIOS. BEFORE SELECTING AN INVESTMENT OPTION, YOU SHOULD CAREFULLY REVIEW THE SUMMARY PROSPECTUSES AND/OR PROSPECTUSES FOR THE PORTFOLIOS, WHICH CONTAIN DETAILS ABOUT THE INVESTMENT OBJECTIVES, POLICIES, RISKS, COSTS AND MANAGEMENT OF THE PORTFOLIOS. YOU CAN OBTAIN THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-888-PRU-2888 OR AT WWW.PRUDENTIALANNUITIES.COM.

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------  ------------------------  -------------------------
 AST Academic Strategies   Seeks long-term capital   AlphaSimplex Group, LLC
 Asset Allocation          appreciation.             AQR Capital Management,
 Portfolio                                           LLC and CNH Partners, LLC
                                                     CoreCommodity
                                                     Management, LLC
                                                     First Quadrant, L.P.
                                                     Jennison Associates LLC
                                                     J.P. Morgan Investment
                                                     Management, Inc.
                                                     Pacific Investment
                                                     Management Company LLC
                                                     (PIMCO)
                                                     Prudential Investments
                                                     LLC
                                                     Quantitative Management
                                                     Associates LLC
                                                     Western Asset Management
                                                     Company/ Western Asset
                                                     Management Company
                                                     Limited

 AST Advanced Strategies   Seeks a high level of     Brown Advisory LLC
 Portfolio                 absolute return by using  Loomis, Sayles &
                           traditional and           Company, L.P.
                           non-traditional           LSV Asset Management
                           investment strategies     Prudential Investment
                           and by investing in       Management, Inc.
                           domestic and foreign      Quantitative Management
                           equity and fixed income   Associates LLC
                           securities, derivative    T. Rowe Price
                           instruments and other     Associates, Inc.
                           investment companies.     William Blair & Company,
                                                     LLC

 AST AQR Emerging Markets  Seeks long-term capital   AQR Capital Management,
 Equity Portfolio          appreciation.             LLC

 AST AQR Large-Cap         Seeks long-term capital   AQR Capital Management,
 Portfolio                 appreciation.             LLC

 AST Balanced Asset        Seeks to obtain the       Prudential Investments
 Allocation Portfolio      highest potential total   LLC
                           return consistent with    Quantitative Management
                           its specified level of    Associates LLC
                           risk tolerance.

 AST BlackRock Global      Seeks a high total        BlackRock Financial
 Strategies Portfolio      return consistent with a  Management, Inc.
                           moderate level of risk.   BlackRock International
                                                     Limited

 AST BlackRock iShares     Seeks to maximize total   BlackRock Financial
 ETF Portfolio             return with a moderate    Management, Inc.
                           level of risk.

 AST BlackRock/Loomis      Seek to maximize total    BlackRock Financial
 Sayles Bond Portfolio     return, consistent with   Management, Inc.
 (formerly AST PIMCO       preservation of capital   BlackRock International
 Total Return Bond         and prudent investment    Limited
 Portfolio)                management                BlackRock (Singapore)
                                                     Limited
                                                     Loomis, Sayles &
                                                     Company, L.P.

 AST Bond Portfolio 2016   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2018   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------  ------------------------  ------------------------
 AST Bond Portfolio 2019   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2020   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2021   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2022   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2023   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2024   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2025   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Bond Portfolio 2026   Seeks the highest total   Prudential Investment
                           return for a specific     Management, Inc.
                           period of time,
                           consistent with the
                           preservation of capital
                           and liquidity needs.
                           Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST Boston Partners       Seeks capital             Boston Partners
 Large-Cap Value           appreciation.
 Portfolio (formerly AST
 Jennison Large-Cap Value
 Portfolio)

 AST Capital Growth Asset  Seeks to obtain the       Prudential Investments
 Allocation Portfolio      highest potential total   LLC
                           return consistent with    Quantitative Management
                           its specified level of    Associates LLC
                           risk tolerance.

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------- ------------------------  ------------------------
 AST ClearBridge Dividend  Seeks income, capital     ClearBridge Investments,
 Growth Portfolio          preservation, and         LLC
                           capital appreciation.

 AST Cohen & Steers        Seeks to maximize total   Cohen & Steers Capital
 Realty Portfolio          return through            Management, Inc.
                           investment in real
                           estate securities.

 AST Defensive Asset       Seeks to obtain the       Prudential Investments
 Allocation Portfolio      highest potential total   LLC
                           return consistent with    Quantitative Management
                           its specified level of    Associates LLC
                           risk tolerance.

 AST FI Pyramis(R) Asset   Seeks to maximize total   Pyramis Global Advisors,
 Allocation Portfolio      return.                   LLC a Fidelity
                                                     Investments Company

 AST FI Pyramis(R)         Seeks long-term capital   Pyramis Global Advisors,
 Quantitative Portfolio    growth balanced by        LLC a Fidelity
                           current income.           Investments Company

 AST Franklin Templeton    Seeks capital             Franklin Advisers, Inc.
 Founding Funds            appreciation while its    Franklin Mutual
 Allocation Portfolio      secondary investment      Advisers, LLC
                           objective is to seek      Templeton Global
                           income.                   Advisors Limited

 AST Franklin Templeton    Seeks capital             AST Investment Services,
 Founding Funds Plus       appreciation.             Inc.
 Portfolio                                           Prudential Investments
                                                     LLC

 AST Global Real Estate    Seeks capital             Prudential Real Estate
 Portfolio                 appreciation and income.  Investors

 AST Goldman Sachs         Seeks long-term growth    Goldman Sachs Asset
 Large-Cap Value Portfolio of capital.               Management, L.P.

 AST Goldman Sachs         Seeks long-term growth    Goldman Sachs Asset
 Mid-Cap Growth Portfolio  of capital.               Management, L.P.

 AST Goldman Sachs         Seeks to obtain a high    Goldman Sachs Asset
 Multi-Asset Portfolio     level of total return     Management, L.P.
                           consistent with its
                           level of risk tolerance.

 AST Goldman Sachs         Seeks long-term capital   Goldman Sachs Asset
 Small-Cap Value Portfolio appreciation.             Management, L.P.

 AST Herndon Large-Cap     Seeks maximum growth of   Herndon Capital
 Value Portfolio           capital by investing      Management, LLC
                           primarily in the value
                           stocks of larger
                           companies.

 AST High Yield Portfolio  Seeks maximum total       J.P. Morgan Investment
                           return, consistent with   Management, Inc.
                           preservation of capital   Prudential Investment
                           and prudent investment    Management, Inc.
                           management.

 AST International Growth  Seeks long-term capital   Jennison Associates LLC
 Portfolio                 growth.                   Neuberger Berman
                                                     Management LLC
                                                     William Blair & Company,
                                                     LLC

 AST International Value   Seeks capital growth.     Lazard Asset Management
 Portfolio                                           LLC
                                                     LSV Asset Management

 AST Investment Grade      Seeks to maximize total   Prudential Investment
 Bond Portfolio            return, consistent with   Management, Inc.
                           the preservation of
                           capital and liquidity
                           needs. Total return is
                           comprised of current
                           income and capital
                           appreciation.

 AST J.P. Morgan Global    Seeks capital             J.P. Morgan Investment
 Thematic Portfolio        appreciation consistent   Management, Inc./
                           with its specified level  Security Capital
                           of risk tolerance.        Research & Management
                                                     Incorporated

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------  ------------------------  ------------------------
 AST J.P. Morgan           Seeks capital growth.     J.P. Morgan Investment
 International Equity                                Management, Inc.
 Portfolio

 AST J.P. Morgan           Seeks to maximize return  J.P. Morgan Investment
 Strategic Opportunities   compared to the           Management, Inc.
 Portfolio                 benchmark through
                           security selection and
                           tactical asset
                           allocation.

 AST Jennison Large-Cap    Seeks long-term growth    Jennison Associates LLC
 Growth Portfolio          of capital.

 AST Large-Cap Value       Seeks current income and  Hotchkis and Wiley
 Portfolio                 long-term growth of       Capital Management, LLC
                           income, as well as
                           capital appreciation.

 AST Loomis Sayles         Seeks capital growth.     Loomis, Sayles &
 Large-Cap Growth          Income realization is     Company, L.P.
 Portfolio                 not an investment
                           objective and any income
                           realized on the
                           Portfolio's investments,
                           therefore, will be
                           incidental to the
                           Portfolio's objective.

 AST Lord Abbett Core      Seeks income and capital  Lord, Abbett & Co. LLC
 Fixed Income Portfolio    appreciation to produce
                           a high total return.

 AST MFS Global Equity     Seeks capital growth.     Massachusetts Financial
 Portfolio                                           Services Company

 AST MFS Growth Portfolio  Seeks long-term capital   Massachusetts Financial
                           growth and future,        Services Company
                           rather than current
                           income.

 AST MFS Large-Cap Value   Seeks capital             Massachusetts Financial
 Portfolio                 appreciation.             Services Company

 AST Mid-Cap Value         Seeks to provide capital  EARNEST Partners, LLC
 Portfolio                 growth by investing       WEDGE Capital Management
                           primarily in              L.L.P.
                           mid-capitalization
                           stocks that appear to be
                           undervalued.

 AST Money Market          Seeks high current        Prudential Investment
 Portfolio                 income and maintain high  Management, Inc.
                           levels of liquidity.

 AST Neuberger Berman      Seeks to maximize total   Neuberger Berman Fixed
 Core Bond Portfolio       return consistent with    Income LLC
                           the preservation of
                           capital.

 AST Neuberger Berman      Seeks capital growth.     Neuberger Berman
 Mid-Cap Growth Portfolio                            Management LLC

 AST Neuberger Berman/LSV  Seeks capital growth.     LSV Asset Management
 Mid-Cap Value Portfolio                             Neuberger Berman
                                                     Management LLC

 AST New Discovery Asset   Seeks total return.       C.S. McKee, LP
 Allocation Portfolio                                EARNEST Partners, LLC
                                                     Epoch Investment
                                                     Partners, Inc.
                                                     Longfellow Investment
                                                     Management Co. LLC
                                                     Parametric Portfolio
                                                     Associates LLC
                                                     Security Investors, LLC
                                                     Thompson, Siegel &
                                                     Walmsley LLC
                                                     Vision Capital
                                                     Management, Inc.

 AST Parametric Emerging   Seeks long-term capital   Parametric Portfolio
 Markets Equity Portfolio  appreciation.             Associates LLC

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------  ------------------------  ------------------------
 AST PIMCO Limited         Seeks to maximize total   Pacific Investment
 Maturity Bond Portfolio   return consistent with    Management Company LLC
                           preservation of capital   (PIMCO)
                           and prudent investment
                           management.

 AST Preservation Asset    Seeks to obtain the       Prudential Investments
 Allocation Portfolio      highest potential total   LLC
                           return consistent with    Quantitative Management
                           its specified level of    Associates LLC
                           risk tolerance.

 AST Prudential Core Bond  Seeks to maximize total   Prudential Investment
 Portfolio                 return consistent with    Management, Inc.
                           the long-term
                           preservation of capital.

 AST Prudential Growth     Seeks total return.       Prudential Investment
 Allocation Portfolio                                Management, Inc.
                                                     Quantitative Management
                                                     Associates LLC

 AST QMA Emerging Markets  Seeks long-term capital   Quantitative Management
 Equity Portfolio          appreciation.             Associates LLC

 AST QMA Large-Cap         Seeks long-term capital   Quantitative Management
 Portfolio                 appreciation.             Associates LLC

 AST QMA US Equity Alpha   Seeks long term capital   Quantitative Management
 Portfolio                 appreciation.             Associates LLC

 AST Quantitative          Seeks a high potential    Quantitative Management
 Modeling Portfolio        return while attempting   Associates LLC
                           to mitigate downside
                           risk during adverse
                           market cycles.

 AST RCM World Trends      Seeks highest potential   Allianz Global Investors
 Portfolio                 total return consistent   U.S. LLC
                           with its specified level
                           of risk tolerance.

 AST Schroders Global      Seeks to outperform its   Schroder Investment
 Tactical Portfolio        blended performance       Management North America
                           benchmark.                Inc./ Schroder
                                                     Investment Management
                                                     North America Ltd.

 AST Schroders             Seeks long-term capital   Schroder Investment
 Multi-Asset World         appreciation.             Management North America
 Strategies Portfolio                                Inc./ Schroder
                                                     Investment Management
                                                     North America Ltd.

 AST Small-Cap Growth      Seeks long-term capital   Eagle Asset Management,
 Portfolio                 growth.                   Inc.
                                                     Emerald Mutual Fund
                                                     Advisers Trust

 AST Small-Cap Growth      Seeks capital growth.     RS Investment Management
 Opportunities Portfolio                             Co. LLC
 (formerly AST Federated                             Wellington Management
 Aggressive Growth                                   Company, LLP
 Portfolio):

 AST Small-Cap Value       Seeks to provide          ClearBridge Investments,
 Portfolio                 long-term capital growth  LLC
                           by investing primarily    J.P. Morgan Investment
                           in small-capitalization   Management, Inc.
                           stocks that appear to be  LMC Investments, LLC
                           undervalued.

 AST T. Rowe Price Asset   Seeks a high level of     T. Rowe Price
 Allocation Portfolio      total return by           Associates, Inc.
                           investing primarily in a
                           diversified portfolio of
                           equity and fixed income
                           securities.

 AST T. Rowe Price Equity  Seeks to provide          T. Rowe Price
 Income Portfolio          substantial dividend      Associates, Inc.
                           income as well as
                           long-term growth of
                           capital through
                           investments in the
                           common stocks of
                           established companies.

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------- ------------------------- ------------------------
 AST T. Rowe Price         Seeks long-term growth    T. Rowe Price
 Large-Cap Growth          of capital by investing   Associates, Inc.
 Portfolio                 predominantly in the
                           equity securities of a
                           limited number of large,
                           carefully selected,
                           high-quality U.S.
                           companies that are
                           judged likely to achieve
                           superior earnings growth.

 AST T. Rowe Price         Seeks long-term capital   T. Rowe Price
 Natural Resources         growth primarily through  Associates, Inc.
 Portfolio                 investing in the common
                           stocks of companies that
                           own or develop natural
                           resources (such as
                           energy products,
                           precious metals and
                           forest products) and
                           other basic commodities.

 AST Templeton Global      Seeks to provide current  Franklin Advisers, Inc.
 Bond Portfolio            income with capital
                           appreciation and growth
                           of income.

 AST Wellington            Seeks to outperform a     Wellington Management
 Management Hedged Equity  mix of 50% Russell        Company LLP
 Portfolio                 3000(R) Index, 20% MSCI
                           EAFE Index, and 30%
                           Treasury Bill Index over
                           a full market cycle by
                           preserving capital in
                           adverse markets
                           utilizing an options
                           strategy while
                           maintaining equity
                           exposure to benefit from
                           up markets through
                           investments in
                           Wellington Management's
                           equity investment
                           strategies.

 AST Western Asset Core    Seeks to maximize total   Western Asset Management
 Plus Bond Portfolio       return, consistent with   Company/ Western Asset
                           prudent investment        Management Company
                           management and liquidity  Limited
                           needs, by investing to
                           obtain the average
                           duration specified for
                           the Portfolio.

 AST Western Asset         Seeks to maximize total   Western Asset Management
 Emerging Markets Debt     return.                   Company/ Western Asset
 Portfolio                                           Management Company
                                                     Limited

 ProFund VP Consumer Goods Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. Consumer
                           GoodsSM Index (the
                           "Index").

 ProFund VP Consumer       Seeks investment          ProFund Advisors LLC
 Services                  results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. Consumer
                           ServicesSM Index (the
                           "Index").

 ProFund VP Financials     Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. FinancialsSM
                           Index (the "Index").

 ProFund VP Health Care    Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. Health
                           Care/SM/ Index (the
                           "Index").

 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISOR(S)
 ------------------------- ------------------------  ------------------------
 ProFund VP Industrials    Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. IndustrialsSM
                           Index (the "Index").

 ProFund VP Large-Cap      Seeks investment          ProFund Advisors LLC
 Growth                    results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           500(R) Growth Index (the
                           "Index").

 ProFund VP Large-Cap      Seeks investment          ProFund Advisors LLC
 Value                     results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           500(R) Value Index (the
                           "Index").

 ProFund VP Mid-Cap Growth Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           MidCap 400(R) Growth
                           Index (the "Index").

 ProFund VP Mid-Cap Value  Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           MidCap 400(R) Value
                           Index (the "Index").

 ProFund VP Real Estate    Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. Real EstateSM
                           Index (the "Index").

 ProFund VP Small-Cap      Seeks investment          ProFund Advisors LLC
 Growth                    results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           SmallCap 600(R) Growth
                           Index(R) (the "Index").

 ProFund VP Small-Cap      Seeks investment          ProFund Advisors LLC
 Value                     results, before fees and
                           expenses, that
                           correspond to the
                           performance of the S&P
                           SmallCap 600(R) Value
                           Index (the "Index").

 ProFund VP                Seeks investment          ProFund Advisors LLC
 Telecommunications        results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S.
                           TelecommunicationsSM
                           Index (the "Index").

 ProFund VP Utilities      Seeks investment          ProFund Advisors LLC
                           results, before fees and
                           expenses, that
                           correspond to the
                           performance of the Dow
                           Jones U.S. UtilitiesSM
                           Index (the "Index").



Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Prudential Real Estate Investors is a business unit of Prudential Investment Management, Inc.

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

WHAT ARE THE FIXED RATE OPTIONS?


The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

ONE-YEAR FIXED INTEREST RATE OPTION

We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program. The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:

    . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

    . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

    . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

    . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

    . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

    . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

    . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

    . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

    . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

    .  We impose no fee for your participation in the 6 or 12 Month DCA Program.

    . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

    . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

    . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

    . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

    . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life's general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

WHAT ARE THE CONTRACT FEES AND CHARGES?


CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges" earlier in this prospectus. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
(1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.

TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit (as described in the "Minimum Death Benefit" subsection in "Death Benefits" later in this prospectus) that, subject to the Annuity's terms and conditions, provides guaranteed benefits to your beneficiaries even if the market declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in "Optional Living Benefits" later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against greater of Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. This charge compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1%.


FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.



WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities, except in certain states/jurisdictions. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1,000,000 threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. ADDITIONAL purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.


AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in good order, before the oldest of the Owner (or Annuitant if entity owned) turns age 85 for the B Series and the L Series and age 75 for the X Series. No additional purchase payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.


"BENEFICIARY" ANNUITY


If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.


For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of your prospectus.


You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

.. No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.

..  You may not elect any optional living or death benefits.

..  You may not annuitize the Annuity; no annuity options are available.

..  You may participate only in the following programs: Auto-Rebalancing, Dollar
   Cost Averaging (but not the 6 or 12 Month DCA Program), or Systematic Withdrawals.

.. You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.

..  If the Annuity is funded by means of transfer from another "Beneficiary
   Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

.. The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust
   (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
   (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.

.. If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

.. If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

    . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."

    . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

    . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY


MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

.. a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

..  a new Annuitant subsequent to the Annuity Date;


.. for "nonqualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;


.. a change in Beneficiary if the Owner had previously made the designation irrevocable;

.. a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..  a new Annuitant for a contract issued to a grantor trust where the new
   Annuitant is not the grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.


UNLESS PROHIBITED BY APPLICABLE STATE LAW. WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY. WE ACCEPT ASSIGNMENTS OF NONQUALIFIED ANNUITIES ONLY.


We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..  a company(ies) that issues or manages viatical or structured settlements;

..  an institutional investment company;

..  an Owner with no insurable relationship to the Annuitant or Contingent
   Annuitant (a "Stranger-Owned Annuity" or "STOA"); or

.. a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND ARE NOT OBLIGATED TO PROCESS ANY SUCH REQUEST WITHIN ANY PARTICULAR TIMEFRAME. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section later in this prospectus for additional details.


SPOUSAL DESIGNATIONS


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.


On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" later in this prospectus for more information.


CONTINGENT ANNUITANT

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However, where required by law, we will return your purchase payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your purchase payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) or prior to the Owner's 86th birthday, unless the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments. However, Purchase Payments are not permitted if the Account Value drops to zero.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE


HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.

HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?

We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all purchase payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total purchase payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?

Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.

HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?

We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE          PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
------------------------------------------------  -------------------------------------------
                     0 - 80                                          6.00%*
                    81 - 85                                          3.00%

* For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

EXAMPLES OF APPLYING THE PURCHASE CREDIT

INITIAL PURCHASE PAYMENT

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:

.. any Purchase Credit applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered (to the extent allowed by State law);

.. the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on purchase payments made within 12 months of the date the medically-related surrender is exercised; and

.. if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE

.. We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.

..  You may not withdraw the amount of any Purchase Credit under the Free
   Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

Currently, we charge $10.00 for each transfer after the 20/th/ in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
(ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..  With respect to each Sub-account (other than the AST Money Market
   Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

.. We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.

The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


A Portfolio also may assess a short term trading fee (also referred to as "redemption fee") in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?

Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that:
(a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. PLEASE NOTE THAT IF YOU HAVE ENGAGED A THIRD-PARTY INVESTMENT ADVISOR TO PROVIDE ASSET
ALLOCATION SERVICES WITH RESPECT TO YOUR ANNUITY, WE DO NOT ALLOW YOU TO ELECT AN OPTIONAL BENEFIT THAT REQUIRES INVESTMENT IN AN ASSET ALLOCATION PORTFOLIO AND/OR THAT INVOLVES MANDATORY ACCOUNT VALUE TRANSFERS (E.G. HIGHEST DAILY GRO).

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

                            ACCESS TO ACCOUNT VALUE


WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?


During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions ("RMD"). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?


DURING THE ACCUMULATION PERIOD

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.


There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.


CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

    . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

    . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.

3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.



HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.


You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.


You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

.. Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

.. If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

.. GROSS WITHDRAWAL OR NET WITHDRAWAL. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

.. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

.. For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T) AND 72(Q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(a) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity WITHOUT a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity WITH certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.


WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or otherwise stipulated by applicable State law), and (b) the amount of any Purchase Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above (if allowed by State law).

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

    . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

    . The Annuitant must be alive as of the date we pay the proceeds of such surrender request;

    . if the Owner is one or more natural persons, all such Owners must also be alive at such time;

    . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

    .  no additional purchase payments can be made to the Annuity.

A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):

    . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

    . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.


You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.


If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, you may not annuitize within the first three Annuity Years.

For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

OPTION 1

ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.

OPTION 2

LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                                LIVING BENEFITS


DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Pruco Life offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

.. protecting a principal amount from decreases in value due to investment performance;

.. taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;

.. guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or

..  providing spousal continuation of certain benefits.

The "living benefits" are as follows:
Highest Daily Guaranteed Return Option II (HD GRO II)
Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
Guaranteed Minimum Income Benefit (GMIB)/1/
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
Highest Daily Lifetime Seven Income Benefit/1/
Spousal Highest Daily Lifetime Seven Income Benefit/1/
Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
Highest Daily Lifetime 7 Plus Income Benefit/1/
Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit/1/
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/1/
Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

1  No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

.. GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

.. GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.


.. LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6 PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS.

FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.


HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.



EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

..  The Issue Date is December 1, 2010

..  The benefit is elected on December 1, 2010

.. The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

..  An additional guarantee amount of $300,000 is locked in on December 1, 2011

..  The Account Value immediately prior to the withdrawal is equal to $300,000

.. For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

Withdrawal Amount                                           $ 50,000
Divided by Account Value before withdrawal                  $300,000
Equals ratio                                                   16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount                                    $166,667
Additional guarantee amount                                 $250,000

KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

.. March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

.. On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

.. Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your guarantee amount(s);

..  The amount of time until the maturity of your guarantee(s);

..  The amount invested in, and the performance of, the Permitted Sub-accounts;

..  The amount invested in, and the performance of, the AST bond portfolio
   Sub-accounts;

..  The discount rate used to determine the present value of your guarantee(s);

..  Additional Purchase Payments, if any, that you make to the Annuity; and

..  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

ELECTION/CANCELLATION OF THE BENEFIT

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.



SPECIAL CONSIDERATIONS UNDER HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

.. Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

..  Transfers to and from your elected Sub-accounts and an AST bond portfolio
   Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

.. Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

.. As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

.. We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

.. If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
   (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

CHARGES UNDER THE BENEFIT


We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)

WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

THE GUARANTEES PROVIDED BY THE BENEFIT EXIST ONLY ON THE APPLICABLE MATURITY DATE(S). HOWEVER, DUE TO THE ONGOING MONITORING OF YOUR ACCOUNT VALUE, AND THE TRANSFER OF ACCOUNT VALUE TO SUPPORT OUR FUTURE GUARANTEES, THE BENEFIT MAY PROVIDE SOME PROTECTION FROM SIGNIFICANT SUB-ACCOUNT LOSSES IF YOU CHOOSE TO SURRENDER YOUR ANNUITY OR BEGIN RECEIVING ANNUITY PAYMENTS PRIOR TO A MATURITY DATE. FOR THIS SAME REASON, THE BENEFIT MAY LIMIT YOUR ABILITY TO BENEFIT FROM SUB-ACCOUNT INCREASES WHILE IT IS IN EFFECT.

The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
(ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by
(i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
(iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

.. The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

.. The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:


..  The initial guarantee amount is first reduced by the Remaining Limit (from
   $240,000 to $237,500);


..  The result is then further reduced by the ratio of A to B, where:

    . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    . B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..  The Remaining Limit is set to zero (0) for the balance of the first Annuity
   Year.

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your guarantee amount(s);

..  The amount of time until the maturity of your guarantee(s);

..  The amount invested in, and the performance of, the Permitted Sub-accounts;

..  The amount invested in, and the performance of, the AST bond portfolio
   Sub-accounts;

..  The discount rate used to determine the present value of your guarantee(s);

..  Additional Purchase Payments, if any, that you make to the Annuity; and

..  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

ELECTION/CANCELLATION OF THE BENEFIT

We no longer permit new elections of Highest Daily GRO, except in certain states/jurisdictions. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.


If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO benefit, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire

Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, pro- rata based on the Account Value in the Sub-accounts at that time.


Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST- ISSUE BASIS.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
(d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

    . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

    . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

    . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

    . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

    . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

    . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

CHARGES UNDER THE BENEFIT


We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio
Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

.. March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

.. As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

..  Once there is a transfer out of the Transfer AST bond portfolio Sub-account
   (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (I.E., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:

.. At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

.. Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..  If this feature is elected, any Account Value transferred to the Permitted
   Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

KEY FEATURE - PROTECTED INCOME VALUE

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "IMPACT OF WITHDRAWALS ON THE PROTECTED INCOME VALUE") you make from your Annuity after the waiting period begins.

.. Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

.. Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

..  Subject to the Maximum Protected Income Value, if you make an additional
   Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

.. As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

.. A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

.. The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

.. When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

.. If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

.. A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

IMPACT OF WITHDRAWALS ON THE PROTECTED INCOME VALUE - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

.. The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

.. The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

.. The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

..  The Protected Income Value is first reduced by the Remaining Limit (from
   $242,006.64 to $239,506.64);

..  The result is then further reduced by the ratio of A to B, where:

    . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    . B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

.. The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
   0.9655 or $470,689.66).

..  The Remaining Limit is set to zero (0) for the balance of the first Annuity
   Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

.. The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

..  The Maximum Protected Income Value is also reduced by the amount withdrawn
   (i.e., by $10,000 from $470,689.66, to $460,689.66).

.. The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE - GMIB ANNUITY PAYMENTS

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

.. If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

.. If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

OTHER IMPORTANT CONSIDERATIONS

YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

.. Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

.. Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

.. We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

.. If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

.. Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

.. At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.



ELECTION OF THE BENEFIT

The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

TERMINATION OF THE BENEFIT

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE BENEFIT

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

KEY FEATURE - PROTECTED WITHDRAWAL VALUE


The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected

Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

.. If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.

.. If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

.. you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five benefit

.. the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Auto Step-Up feature:

..  the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
   Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

..  your Protected Withdrawal Value will only be stepped-up if 5% of the Account
   Value is greater than the Annual Income Amount by any amount

..  if at the time of the first Auto Step-Up opportunity, 5% of the Account
   Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

.. once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT


The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT


The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

..  If, cumulatively, you withdraw an amount less than the Annual Withdrawal
   Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

.. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

EXAMPLES OF WITHDRAWALS

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):

(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^/(393/365)/ = $263,484.33

(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

..  Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
   $10,000 = $8,550.

   Annual Withdrawal Amount for future Annuity Years remains at $18,550.

..  Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
   = $3,250.

   Annual Income Amount for future Annuity Years remains at $13,250.

..  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

(a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

    . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

    .  Remaining Annual Income Amount for current Annuity Year = $0

   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

    . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

    .  Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

(b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

    .  Remaining Annual Withdrawal Amount for current Annuity Year = $0

   Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

    . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

   Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

    .  Remaining Annual Income Amount for current Annuity Year = $0

   Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

    . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

   Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

    . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

    . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

BENEFITS UNDER THE LIFETIME FIVE BENEFIT

.. If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

.. If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..  If no withdrawal was ever taken, we will determine a Protected Withdrawal
   Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

.. Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable
   CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

.. The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF THE BENEFIT

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.



TERMINATION OF THE BENEFIT

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE


The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
BENEFIT

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

STEP-UP OF ANNUAL INCOME AMOUNT


You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

EXAMPLES OF WITHDRAWALS AND STEP-UP

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):

(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^/(393/365)/ = $263,484.33

(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

..  Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
   = $3,250.

..  Annual Income Amount for future Annuity Years remains at $13,250

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

..  Remaining Annual Income Amount for current Annuity Year = $0

..  Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
   $1,750) reduces Annual Income Amount for future Annuity Years.

..  Reduction to Annual Income Amount = Excess Income/Account Value before
   Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250
   = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 =
   $13,157

EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

.. If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..  If no withdrawal was ever taken, we will determine an initial Protected
   Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

.. Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable
   CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements of how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

.. There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..  In order for the Surviving Designated Life to continue the Spousal Lifetime
   Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

.. The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

.. Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

TERMINATION OF THE BENEFIT

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.



The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.

THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER OFFERED FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime

Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..  the Protected Withdrawal Value for the immediately preceding Valuation Day
   (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

..  the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)200% of the Account Value on the date you elected Highest Daily Lifetime
   Five;

(b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

    .  The Issue Date is December 1, 2006.

    .  The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

DOLLAR-FOR-DOLLAR REDUCTIONS

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before withdrawal                                $ 110,000.00
Less amount of "non" excess withdrawal                         $   3,500.00
Account Value immediately before excess withdrawal of $1,500   $ 106,500.00
Excess withdrawal amount                                       $   1,500.00
Divided by Account Value immediately before excess withdrawal  $ 106,500.00
Ratio                                                                  1.41%
Total Annual Income Amount                                     $   6,000.00
Less ratio of 1.41%                                            $      84.51
Total Annual Income Amount for future Annuity Years            $   5,915.49

HIGHEST QUARTERLY AUTO STEP-UP

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS) ** HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
   March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

    . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT

.. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

.. If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..  If no withdrawal was ever taken, we will calculate the Total Annual Income
   Amount as if you made your first withdrawal on the date the annuity payments are to begin.

.. Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

.. Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

.. You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

.. Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

.. In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

.. The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

.. The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME, AND THE NEW BENEFIT MAY BE MORE EXPENSIVE.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

RETURN OF PRINCIPAL GUARANTEE

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)your Account Value on the day that you elected Highest Daily Lifetime Five;
   and

(b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime
Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (I.E., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.



As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

..  Not make any transfer between the Permitted Sub-accounts and the Benefit
   Fixed Rate Account; or

..  If a portion of your Account Value was previously allocated to the Benefit
   Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (I.E., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

..  Transfer all or a portion of your Account Value in the Permitted
   Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your Total Protected
   Withdrawal Value;

.. The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

.. The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

.. Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..  Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.



Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.

If you own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

.. March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

.. As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

.. Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (I.E., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:

.. At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

.. Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

.. Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

..  If this feature is elected, any Account Value transferred to the Permitted
   Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.

HIGHEST DAILY LIFETIME SEVEN IS NO LONGER AVAILABLE FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)the Account Value; or

(b)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;

    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess

Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

    .  The Issue Date is December 1, 2007

    .  The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

    . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

DOLLAR-FOR-DOLLAR REDUCTIONS

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before withdrawal                                $110,000.00
Less amount of "non" excess withdrawal                         $  3,500.00
Account Value immediately before excess withdrawal of $1,500   $106,500.00
Excess withdrawal amount                                       $  1,500.00
Divided by Account Value immediately before excess withdrawal  $106,500.00
Ratio                                                                 1.41%
Annual Income Amount                                           $  6,000.00
Less ratio of 1.41%                                            $     84.51
Annual Income Amount for future Annuity Years                  $  5,915.49

HIGHEST QUARTERLY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

    . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

    . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT

.. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

.. If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

.. If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..  Please note that payments that we make under this benefit after the Annuity
   Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

.. Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the elected Sub-accounts and an AST Investment Grade
   Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

.. You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..  The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
   Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio

   Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

.. The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

We no longer permit new elections of Highest Daily Lifetime Seven.

For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

RETURN OF PRINCIPAL GUARANTEE

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and

(ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

    . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

    . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

    . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

    . The difference between your Account Value and your Protected Withdrawal Value;

    . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

    . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

    . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

    . Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.

There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


Here is an example to illustrate how the death benefit may be paid:

..  Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal
   Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

.. Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR.

There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature
- Annual Income Amount under the Highest Daily Lifetime Seven Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.



STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.

ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4).

Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

.. March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

.. As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

..  Once there is a transfer out of the AST Investment Grade Bond Sub-account
   (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THIS ADDITIONAL TRANSFER(S) COULD BE LARGE.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:

.. At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

.. Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..  If this feature is elected, any Account Value transferred to the Permitted
   Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.


The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;

    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an

Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

..  The Issue Date is December 1, 2007

..  The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

.. The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

DOLLAR-FOR-DOLLAR REDUCTIONS

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.



PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before withdrawal                                $110,000.00
Less amount of "non" excess withdrawal                         $  3,500.00
Account Value immediately before excess withdrawal of $1,500   $106,500.00
Excess withdrawal amount                                       $  1,500.00
Divided by Account Value immediately before excess withdrawal  $106,500.00
Ratio                                                                 1.41%
Annual Income Amount                                           $  6,000.00
Less ratio of 1.41%                                            $     84.51
Annual Income Amount for future Annuity Years                  $  5,915.49

HIGHEST QUARTERLY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS) ** HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
   March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

    . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

.. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

.. If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

.. If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..  Please note that payments that we make under this benefit after the Annuity
   Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

.. Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.



..  Transfers to and from the elected Sub-accounts and the AST Investment Grade
   Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

.. You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

..  The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
   Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

.. The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.

We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

.. Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.

RETURN OF PRINCIPAL GUARANTEE

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

    . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

    . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

    . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

    . The difference between your Account Value and your Protected Withdrawal Value;

    . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

    . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

    . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

    . Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.

There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have choosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


Here is an example to illustrate how the death benefit may be paid:

..  Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal
   Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

.. Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or 90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond

Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

.. March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

.. As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

..  Once there is a transfer out of the AST Investment Grade Bond Sub-account
   (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing The New Formula:

.. At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..  If this feature is elected, any Account Value transferred to the Permitted
   Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.

HIGHEST DAILY LIFETIME 7 PLUS IS NO LONGER OFFERED FOR NEW ELECTIONS. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).



RETURN OF PRINCIPAL GUARANTEE

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-

Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS
BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..  The Issue Date is December 1, 2008

..  The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

..  The Annuitant was 70 years old when he/she elected the Highest Daily
   Lifetime 7 Plus benefit.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                       $118,000.00
Less amount of "non" excess withdrawal                         $  3,500.00
Account Value immediately before excess withdrawal of $1,500   $114,500.00
Excess withdrawal amount                                       $  1,500.00
Divided by Account Value immediately before excess withdrawal  $114,500.00
Ratio                                                                 1.31%
Annual Income Amount                                           $  6,000.00
Less ratio of 1.31%                                            $     78.60
Annual Income Amount for future Annuity Years                  $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 1, 2008

..  The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

..  The Account Value at benefit election was $105,000

..  The Annuitant was 70 years old when he/she elected the Highest Daily
   Lifetime 7 Plus benefit.

..  No previous withdrawals have been taken under the Highest Daily Lifetime 7
   Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal Amount divided by                               $ 15,000
Account Value before withdrawal                            $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10/th/ benefit year Return of Principal                    $ 91,875
10/th/ benefit year Minimum Periodic Value                 $183,750
20/th/ benefit year Minimum Periodic Value                 $367,500
25/th/ benefit year Minimum Periodic Value                 $551,250

REQUIRED MINIMUM DISTRIBUTIONS

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

.. If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value to any Annuity option available; or

    (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

    (2)the Account Value.

..  If no Lifetime Withdrawal was ever taken, we will calculate the Annual
   Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..  Please note that payments that we make under this benefit after the Annuity
   Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

.. Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..  Transfers to and from the elected Sub-accounts and the AST Investment Grade
   Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

.. The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation
   Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..  The Basic Death Benefit will terminate if withdrawals taken under Highest
   Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond
Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..  March 19, 2009 - a transfer is made to the AST Investment Grade Bond
   Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

.. On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..  Once there is a transfer out of the AST Investment Grade Bond Sub-account
   (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted

Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..  Not make any transfer between the Permitted Sub-accounts and the AST
   Investment Grade Bond Sub-account; or

..  If a portion of your Account Value was previously allocated to the AST
   Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

.. Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your Protected Withdrawal
   Value;

.. The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

.. The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

.. Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..  Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.

We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.


If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.


Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


Here is an example to illustrate how the death benefit may be paid:

..  Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal
   Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

.. Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR.

In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in ""Key
Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.

ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

RETURN OF PRINCIPAL GUARANTEE

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79,

6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages
85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

    .  The Issue Date is December 1, 2008

    . The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

    . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                       $118,000.00
Less amount of "non" excess withdrawal                         $  3,500.00
Account Value immediately before excess withdrawal of $1,500   $114,500.00
Excess withdrawal amount                                       $  1,500.00
Divided by Account Value immediately before excess withdrawal  $114,500.00
Ratio                                                                 1.31%
Annual Income Amount                                           $  6,000.00
Less ratio of 1.31%                                            $     78.60
Annual Income Amount for future Annuity Years                  $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..  The Issue Date is December 1, 2008

..  The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

..  The Account Value at benefit election was $105,000

..  The younger Designated Life was 70 years old when he/she elected the Spousal
   Highest Daily Lifetime 7 Plus benefit.

..  No previous withdrawals have been taken under the Spousal Highest Daily
   Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal Amount divided by                               $ 15,000
Account Value before withdrawal                            $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10/th/ benefit year Return of Principal                    $ 91,875
10/th/ benefit year Minimum Periodic Value                 $183,750
20/th/ benefit year Minimum Periodic Value                 $367,500
25/th/ benefit year Minimum Periodic Value                 $551,250

REQUIRED MINIMUM DISTRIBUTIONS

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.

.. If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..  If no Lifetime Withdrawal was ever taken, we will calculate the Annual
   Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..  Please note that payments that we make under this benefit after the Annuity
   Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

.. Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.


..  Transfers to and from the elected Sub-accounts and the AST Investment Grade
   Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.


.. You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

.. The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary

   (or the next Valuation Day, if the quarterly anniversary is not a Valuation
   Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..  The Basic Death Benefit will terminate if withdrawals taken under Spousal
   Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

.. Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
(vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.

We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were

Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner's date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


Here is an example to illustrate how the death benefit may be paid:

..  Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal
   Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

.. Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE

BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS
BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..  The Issue Date is December 1, 2008

..  The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

..  The Annuitant was 70 years old when he/she elected the Highest Daily
   Lifetime 6 Plus benefit.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

Account Value before Lifetime Withdrawal                       $118,000.00
Less amount of "non" excess withdrawal                         $  3,500.00
Account Value immediately before excess withdrawal of $1,500   $114,500.00
Excess withdrawal amount                                       $  1,500.00
Divided by Account Value immediately before excess withdrawal  $114,500.00
Ratio                                                                 1.31%
Annual Income Amount                                           $  6,000.00
Less ratio of 1.31%                                            $     78.60
Annual Income Amount for future Annuity Years                  $  5,921.40
                                                               -----------

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:
    .  The Issue Date is December 1, 2008

    .  The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    .  The Account Value at benefit election was $105,000

    . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

    . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount divided by                               $ 15,000
Account Value before withdrawal                            $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10/th/ benefit year Minimum Periodic Value                 $183,750
20/th/ benefit year Minimum Periodic Value                 $367,500
                                                           --------

REQUIRED MINIMUM DISTRIBUTIONS

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

..  the basic death benefit under the Annuity; and

.. the amount of any optional death benefit you may have elected and remains in effect; and

.. (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to the X Series Annuity granted within 12 months prior to death.

PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.



OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

.. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

.. You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

.. Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

.. If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..  The basic Death Benefit will terminate if withdrawals taken under Highest
   Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

.. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation

   Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).


If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

TERMINATION OF THE BENEFIT

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and
(ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted
Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

.. September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

.. September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

.. On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

.. Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..  Not make any transfer between the Permitted Sub-accounts and the Bond
   Sub-account; or

..  If a portion of your Account Value was previously allocated to the Bond
   Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

.. Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..  The difference between your Account Value and your Protected Withdrawal
   Value;

.. The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

.. The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

.. Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..  Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR.

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in certain states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.


Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)


If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

(1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

    iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair.

    vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.



Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature
- Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

KEY FEATURE - PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your

Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

HIGHEST DAILY AUTO STEP-UP

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

    .  The Issue Date is December 1, 2008

    . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

EXAMPLE OF PROPORTIONAL REDUCTIONS

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

NON-LIFETIME WITHDRAWAL FEATURE

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below. the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

    .  The Issue Date is December 1, 2008

    . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    .  The Account Value at benefit election was $105,000

    . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

    . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

HERE IS THE CALCULATION:

Withdrawal amount divided by                               $ 15,000
Account Value before withdrawal                            $120,000
Equals ratio                                                   12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value                                 $109,375
10th benefit year Minimum Periodic Value                   $183,750
20th benefit year Minimum Periodic Value                   $367,500

REQUIRED MINIMUM DISTRIBUTIONS

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

..  the basic death benefit under the Annuity; and

.. the amount of any optional death benefit you may have elected and remains in effect; and

.. a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an X Series Annuity granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

.. To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

.. Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

.. If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

.. In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

OTHER IMPORTANT CONSIDERATIONS

.. Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

.. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

.. You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.



..  If you are taking your entire Annual Income Amount through the Systematic
   Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

.. You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

..  You can make withdrawals from your Annuity without purchasing the Spousal
   Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

.. Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

.. Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

.. If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..  The basic Death Benefit will terminate if withdrawals taken under Spousal
   Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

.. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your

   Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)


If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

.. Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

TERMINATION OF THE BENEFIT

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions. HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

ADDITIONAL TAX CONSIDERATIONS

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

                                 DEATH BENEFIT


WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY PURCHASE CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE PURCHASE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

The basic Death Benefit is equal to the greater of:

.. The sum of all purchase payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

.. The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).

"PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF PURCHASE CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.



COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY MAY NOT BE AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

    1. the basic Death Benefit described above; and

    2. the Highest Anniversary Value Death Benefit described below, and

    3. 5% Roll-up described below.

   The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

   IF THE OWNER DIES BEFORE THE DEATH BENEFIT TARGET DATE THE 5% ROLL UP IS EQUAL TO:

    . all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

   MINUS

    . the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

   IF THE OWNER DIES ON OR AFTER THE DEATH BENEFIT TARGET DATE THE 5% ROLL-UP IS EQUAL TO:

    . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

   MINUS

    .  the sum of all withdrawals which reduce the 5% Roll-up proportionally.

With respect to the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.

KEY TERMS USED WITH THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

    . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

    . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (and associated Purchase Credits received more than 12 months prior to death for the X series or as otherwise provided for under applicable State law) since such anniversary.

    . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law).

    . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

   The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

   IF THE OWNER DIES BEFORE THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:

    1. the basic Death Benefit described above; and

    2. the HDV as of the Owner's date of death.

   IF THE OWNER DIES ON OR AFTER THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:

    1. the basic Death Benefit described above; and

    2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

THE HIGHEST DAILY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT HIGHEST DAILY GRO, HIGHEST DAILY LIFETIME FIVE, SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO OR LIA), SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING
BIO) OR THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH
BENEFIT.

KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
    . THE DEATH BENEFIT TARGET DATE for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

    . THE HIGHEST DAILY VALUE equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) since such date.

    . THE DAILY VALUE is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law).

    . PROPORTIONAL WITHDRAWALS are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

       Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

ANNUITIES WITH JOINT OWNERS

For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

ANNUITIES OWNED BY ENTITIES

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. If your Annuity Anniversary, at the time of election of the Combo 5% Roll-Up and HAV Death Benefit rider, falls on a non-business day, your rider will be added to your Contract on the next Valuation Day. If this occurs, we will compare your "Periodic Value" to your Account Value (each as defined in the rider) on that Valuation Day. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity," below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?

We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

    .  within five (5) years of the date of death (the "5 Year Deadline"); or

    . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

    .  as a lump sum payment; or

    . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

    . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

    . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

    . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code. The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.



BENEFICIARY CONTINUATION OPTION


Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.


Under the Beneficiary Continuation Option:

    . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.

    . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.


    . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.


    . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

    . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

    . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

    . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

    .  No Fixed Rate Options will be offered.

    .  No additional purchase payments can be applied to the Annuity.

    . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

    . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.

    .  Withdrawals are not subject to CDSC.

    . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

    . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

SPOUSAL ASSUMPTION OF ANNUITY

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

A surviving spouse's ability to continue ownership of the Annuity may be impacted (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled "Managing Your Annuity - Spousal Designations and Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less (if allowed by applicable state law) any Purchase Credits (for the X Series) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?

We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death

Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT IS IMPACTED BY THE INSURANCE CHARGE AND MAY BE SUBJECT TO MARKET FLUCTUATIONS.

                            VALUING YOUR INVESTMENT


HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your purchase payments which we are entitled to recover under certain circumstances.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?


Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders or transfers on days the NYSE is closed.

On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..  trading on the NYSE is restricted;

.. an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

.. the SEC, by order, permits the suspension or postponement for the protection of security holders.

If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two
(2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" earlier in this prospectus for further information on additional purchase payments.


SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for
(a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.



We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).


TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern Time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern Time) for transactions submitted electronically through Prudential Annuities' internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Eastern Time. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m. Eastern Time, are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. Eastern Time on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. Eastern Time will be treated as received by us on the next Valuation Day.

                              TAX CONSIDERATIONS


The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

SAME SEX MARRIAGES, CIVIL UNIONS AND DOMESTIC PARTNERSHIPS

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

NONQUALIFIED ANNUITIES


IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

TAXES PAYABLE BY YOU


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.


TAXES ON WITHDRAWALS AND SURRENDER


If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


TAXES ON ANNUITY PAYMENTS


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

MAXIMUM ANNUITY DATE

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.


PARTIAL ANNUITIZATION


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


MEDICARE TAX ON NET INVESTMENT INCOME


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..  the amount is paid on or after you reach age 59 1/2 or die;

..  the amount received is attributable to your becoming disabled;

.. generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

.. the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

TAXES PAYABLE BY BENEFICIARIES FOR A NONQUALIFIED ANNUITY

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

.. As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

.. Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

.. Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


REPORTING AND WITHHOLDING ON DISTRIBUTIONS


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


ENTITY OWNERS


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


ANNUITY QUALIFICATION


DIVERSIFICATION AND INVESTOR CONTROL. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.


An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A NONQUALIFIED ANNUITY. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY HELD BY A TAX-FAVORED RETIREMENT PLAN.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

    . Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

    . Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

    . A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

    .  H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

    . Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

    .  Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


TYPES OF TAX-FAVORED PLANS


IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

CONTRIBUTIONS LIMITS/ROLLOVERS. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


REQUIRED PROVISIONS. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..  You, as Owner of the Annuity, must be the "Annuitant" under the contract
   (except in certain cases involving the division of property under a decree of divorce);

..  Your rights as Owner are non-forfeitable;

..  You cannot sell, assign or pledge the Annuity;

.. The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

.. The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and

.. Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..  A 10% early withdrawal penalty described below;

.. Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..  Failure to take a Required Minimum Distribution, also described below.

SEPS. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

.. If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
   (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;

.. SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

.. SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAS. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..  Contributions to a Roth IRA cannot be deducted from your gross income;

..  "Qualified distributions" from a Roth IRA are excludable from gross income.
   A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.


.. If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


TDAS. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..  Your attainment of age 59 1/2;

..  Your severance of employment;

..  Your death;

..  Your total and permanent disability; or

.. Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.


You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

CHARITABLE IRA DISTRIBUTIONS.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.


REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR A QUALIFIED ANNUITY

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

    . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

    . If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

    . If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


TAX PENALTY FOR EARLY WITHDRAWALS FROM A QUALIFIED ANNUITY You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..  the amount is paid on or after you reach age 59 1/2 or die;

..  the amount received is attributable to your becoming disabled; or

.. generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.


WITHHOLDING


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

.. For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

.. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..  For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


ERISA REQUIREMENTS


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED ANNUITIES


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.


DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

GIFTS AND GENERATION-SKIPPING TRANSFERS


If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION


HOW WILL I RECEIVE STATEMENTS AND REPORTS?


We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


WHAT IS PRUCO LIFE?

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.

SERVICE PROVIDERS

Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.



      NAME OF SERVICE PROVIDER                   SERVICES PROVIDED                         ADDRESS
-------------------------------------  -------------------------------------- ----------------------------------
Broadridge Investor                    Proxy services and regulatory mailings 51 Mercedes Way, Edgewood,
Communication Solutions, Inc.                                                 NY 11717

CT Corporation System                  UCC filings, corporate filings and     111 Eighth Avenue, New York,
                                       annual report filings                  NY 10011

Depository Trust & Clearing            Clearing and settlement services       55 Water Street, 26/th/ Floor, New
Corporation                                                                   York, NY 10041

EDM Americas                           Records management and administration  301 Fayetteville Street, Suite
                                       of annuity contracts                   1500, Raleigh, NC 27601

ExlService Holdings, Inc.              Administration of annuity contracts    350 Park Avenue, 10/th/ Floor, New
                                                                              York, NY 10022

National Financial Services            Clearing and settlement services       82 Devonshire Street Boston, MA
                                                                              02109

NEPS, LLC                              Composition, printing, and mailing of  12 Manor Parkway, Salem, NH
                                       contracts and benefit documents        03079

Pershing LLC                           Order-entry systems provider           One Pershing Plaza, Jersey City,
                                                                              NJ 07399

Thomson Reuters                        Tax form printing                      3 Times Square
                                                                              New York, NY 10036

Venio                                  Claim related services                 4031 University Drive, Suite 100,
                                                                              Fairfax, VA 22030


WHAT IS THE SEPARATE ACCOUNT?

THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

    . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

    . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

    .  combine the Separate Account with other "unitized" separate accounts;

    .  deregister the Separate Account under the Investment Company Act of 1940;

    . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

    . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

    . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

    . make any changes required by federal or state laws with respect to annuity contracts; and

    . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


CYBER SECURITY RISKS. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


FEES AND PAYMENTS RECEIVED BY PRUCO LIFE

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

.. Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079.316.06 respectively.

NAME OF FIRM:


1/st/ Global Capital Corp.
Advisor Group                          Cognizant
Aegon Transamerica                     Comerica Securities, Inc.              Investment Planners, Inc.
Afore Met Life                         Commonwealth Financial Network         Investment Professionals
AFS Brokerage, Inc.                    Compass Bank Wealth Management Group   Investors Capital Corporation
AIG Advisor Group                      Comprehensive Asset Management         ISC Group Inc.
AIG Financial Advisors Inc.            Crown Capital Securities, L.P.         J.J.B. Hilliard Lyons, Inc.
Alliance                               CUNA Brokerage Services, Inc.          J.P. Morgan
Alliant/Benefit Partners               CUSO Financial Services, L.P.          J.W. Cole Financial, Inc.
Allianz                                David Lerner and Associates            Janney Montgomery Scott, LLC.
Allstate Financial Services, LLC       Dempsey Lord Smith, LLC                Jennison Associates, LLC
American Financial Associates          DWS Investments                        KCG Holdings, Inc.
American Portfolio Financial Services  Eaton Vance                            Key Bank
Inc.                                   Edward Jones & Co.                     Key Investment Services LLC
Ameritas Investment Corp.              Epoch Investment Management            KMS Financial Services, Inc.
Ameritus Capital Group, Inc.           Equity Services, Inc.                  Kovack Securities, Inc.
Annuity Partners                       Federated Investors                    LaSalle St. Securities, LLC
Annuity Services                       Fidelity Institutional Wealth          Lazard
Appointment Resources                  Services (FIWS)                        Leaders Group, Inc.
AQR Capital Management                 Fidelity Investments                   Legend Equities Corporation
Arete Wealth Management                Fifth Third Securities, Inc.           Legg Mason
Arque Capital, Ltd.                    Financial Planning Consultants         Leigh Baldwin & Company, LLC
Arthur J. Gallagher                    Financial Services Int'l Corp. (FSIC)  LIMRA (Life Insurance and Market
Arvest Asset Management                Financial Telesis                      Research Association)
Astoria Federal Savings                Financial West Group                   Lincoln Financial Advisors
AXA Advisors, LLC                      First Allied Securities, Inc.          Lincoln Financial Securities Corporation
BancWest Investment Services           First Citizens Bank                    Lincoln Investment Planning
BBVA Compass Investment Solutions,     First Heartland Capital, Inc.          LPL Financial Corporation
Inc.                                   First Merit Investments                LPL Financial Corporation (PDI)
Ballew Investments                     First Protective Insurance Group       M and T Bank Corporation
Bank of Oklahoma                       First Southeast Investor Services      M Holdings Securities, Inc.
Bank of Texas                          First Tennessee Brokerage, Inc.        Mass Mutual Financial Group
BB&T Investment Services, Inc.         FMS Financial Partners, Inc.           Merrill Lynch, P,F,S
BCG Securities, Inc.                   Fortune Financial Services, Inc.       MetLife
Berthel Fisher & Company               Franklin Templeton                     MFS
BFT Financial Group, LLC               FSC Securities Corporation             MML Investors Services, Inc.
BlackRock Financial Management Inc.    Garden State Securities, Inc.          Money Concepts Capital Corp.
Broadridge                             GATX Southern Star Agency              Morgan Stanley Smith Barney
Brokers International                  Gary Goldberg & Co., Inc.              Morgan Stanley Smith Barney (PDI)
Brookstone Financial Services          Geneos Wealth Management, Inc.         MTL Equity Products, Inc.
Cadaret, Grant & Co., Inc.             Girard Securities, Inc.                Mutual of Omaha Bank
Cambridge Advisory Group               Goldman Sachs & Co.                    National Planning Corporation
Cambridge Investment Research, Inc.    Great American Investors, Inc.         National Securities Corp.
Cape Securities, Inc.                  GWN Securities, Inc.                   Natixis Funds
Capital Advisors                       H. Beck, Inc.                          Neuberger Berman
Capital Analysts                       H.D. Vest Investment                   Next Financial Group, Inc.
Capital Financial Services, Inc.       Hantz Financial Services, Inc.         NFP Securities, Inc.
Capital Growth Resources               Harbor Financial Services, LLC         OneAmerica Securities, Inc.
Capital Guardian                       Harbour Investments, Inc.              Oppenheimer & Co. Inc.
Capital Investment Group, Inc.         Hazard & Siegel, Inc.                  Pacific Life
Capital One Investment Services, LLC   HBW Securities, Inc.                   Park Avenue Securities, LLC
Capital Securities Management          Hornor, Townsend & Kent, Inc.          Pensionmark Retirement Group
CCF Investments, Inc.                  HSBC                                   People's Securities
CCO Investment Services Corporation    Huntington Investment Services         PIMCO
Centaurus Financial, Inc.              Independent Financial Group, LLC       PlanMember Securities Corporation
Cetera Advisor Network LLC             Infinex Investments, Inc.              PNC Investments, LLC
Cetera Financial Group LLC             ING Financial Partners, LLC            PNC Bank
Cetera Financial Specialists           Institutional Securities Corp.         Presidential Brokerage
Cetera Investment Services             Intercarolina Financial Services, Inc. Princor Financial Services Corporation
CFD Investments, Inc.                  Invest Financial Corporation           ProEquities
Charter One Bank (Cleveland)           Investacorp                            Prospera Financial Services, Inc.

Chase Investment Services              Investment Centers of America          Prudential Annuities
Citigroup Global Markets Inc.                                                 Purshe Kaplan Sterling Investments

Questar Capital Corporation            Southern Bank
Raymond James & Associates             Specialized Schedulers                 Umpqua Investments
Raymond James Financial Services       Sterne Agee Financial Services, Inc.   Unionbanc Investment Services, LLC
RBC Capital Markets Corporation        Stifel Nicolaus & Co.                  United Brokerage Services, Inc.
Regal Securities                       Strategic Financial Alliance, Inc.     United Planners Financial Services
Resource Horizons Group                Summit Brokerage Services, Inc.        USA Financial Securities Corp.
Ridgeway & Conger, Inc.                Summit Financial                       US Bank
Robert W. Baird & Co., Inc.            Sunset Financial Services, Inc.        VALIC Financial Advisors, Inc.
Royal Alliance Associates              SunTrust Investment Services, Inc.     Veritrust Financial LLC
Russell Investments                    SWS Financial Services, Inc            VSR Financial Services, Inc.
Sagepoint Financial, Inc.              Symetra Investment Services Inc.       Waddell & Reed Inc.
Sage Rutty & Co., Inc.                 Syndicated                             Wall Street Financial Group
Sammons Securities Co., LLC            T. Rowe Price Group, Inc.              Wayne Hummer Investments LLC
Santander                              TFS Securities, Inc.                   Wells Fargo Advisors LLC
Schroders Investment Management        The Investment Center                  Wells Fargo Advisors LLC--Wealth
Scott & Stringfellow, LLC              The O.N. Equity Sales Co.              Wells Fargo Investments LLC
Securian Financial Services, Inc.      The Prudential Insurance Company of    Western Asset Management Company
Securities America, Inc.               America                                WFG Investments, Inc.
Securities Service Network             The PNC Financial Services Group, Inc. Wintrust Financial Corporation
Sigma Financial Corporation            The Strategic Financial Alliance, Inc. Woodbury Financial Services
Signator Investors, Inc.               TransAmerica Financial Advisors, Inc.  World Equity Group, Inc.
SII Investments, Inc.                  Triad Advisors, Inc.                   World Group Securities, Inc.
Sorrento Pacific Financial LLC         Trustmont Financial Group, Inc.        WRP Investments, Inc
Southeast Financial Group, Inc.        UBS Financial Services, Inc.           Wunderlich Securities


You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

PRUDENTIAL'S CUSTOMER SERVICE TEAM

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.



INTERNET

Access information about your Annuity through our website:
www.prudentialannuities.com

CORRESPONDENCE SENT BY REGULAR MAIL

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


CORRESPONDENCE SENT BY OVERNIGHT*, CERTIFIED OR REGISTERED MAIL


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025


*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service

Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

LITIGATION AND REGULATORY MATTERS

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.


Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

..  Company

..  Experts

..  Principal Underwriter

..  Payments Made to Promote Sale of Our Products


..  Cyber Security Risks


..  Determination of Accumulation Unit Values

..  Financial Statements

..  Separate Account Financial Information

..  Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES


 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.


                                PREMIER B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97052        $10.58443           530,409
   01/01/2007 to 12/31/2007                              $10.58443        $11.42715         1,642,705
   01/01/2008 to 12/31/2008                              $11.42715         $7.70132         3,432,851
   01/01/2009 to 12/31/2009                               $7.70132         $9.46834        10,499,053
   01/01/2010 to 12/31/2010                               $9.46834        $10.48061        14,887,263
   01/01/2011 to 12/31/2011                              $10.48061        $10.08606        11,876,501
   01/01/2012 to 12/31/2012                              $10.08606        $11.22438        13,200,943
   01/01/2013 to 12/31/2013                              $11.22438        $12.20353        12,131,090
   01/01/2014 to 12/31/2014                              $12.20353        $12.52550        10,870,316
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                               $9.98924        $10.52787            79,079
   01/01/2007 to 12/31/2007                              $10.52787        $11.39704           359,622
   01/01/2008 to 12/31/2008                              $11.39704         $7.90927         1,295,135
   01/01/2009 to 12/31/2009                               $7.90927         $9.86809         5,181,571
   01/01/2010 to 12/31/2010                               $9.86809        $11.09301         6,761,704
   01/01/2011 to 12/31/2011                              $11.09301        $10.97930         5,828,750
   01/01/2012 to 12/31/2012                              $10.97930        $12.33589         7,030,341
   01/01/2013 to 12/31/2013                              $12.33589        $14.21479         7,052,677
   01/01/2014 to 12/31/2014                              $14.21479        $14.91153         6,791,171
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98487        $11.06450            12,875
   01/01/2007 to 12/31/2007                              $11.06450        $10.92634            44,984
   01/01/2008 to 12/31/2008                              $10.92634         $7.04890            95,288
   01/01/2009 to 12/31/2009                               $7.04890         $8.20740           288,991
   01/01/2010 to 12/31/2010                               $8.20740         $9.23755           304,457
   01/01/2011 to 12/31/2011                               $9.23755         $9.45889           270,018
   01/01/2012 to 05/04/2012                               $9.45889        $10.29604                 0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99906        $10.14041            43,112
   01/01/2014 to 12/31/2014                              $10.14041         $9.71174             5,694
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99906        $11.67861             1,564
   01/01/2014 to 12/31/2014                              $11.67861        $13.06636                 0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97992        $10.54079           194,427
   01/01/2007 to 12/31/2007                            $10.54079        $11.36613         1,004,650
   01/01/2008 to 12/31/2008                            $11.36613         $8.01173         3,719,516
   01/01/2009 to 12/31/2009                             $8.01173         $9.76594        15,800,459
   01/01/2010 to 12/31/2010                             $9.76594        $10.84380        21,067,965
   01/01/2011 to 12/31/2011                            $10.84380        $10.59031        18,148,138
   01/01/2012 to 12/31/2012                            $10.59031        $11.77599        20,101,763
   01/01/2013 to 12/31/2013                            $11.77599        $13.69660        19,369,387
   01/01/2014 to 12/31/2014                            $13.69660        $14.42399        18,051,425
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99906         $9.19895           229,977
   01/01/2012 to 12/31/2012                             $9.19895        $10.17608           260,282
   01/01/2013 to 12/31/2013                            $10.17608        $11.15228           354,028
   01/01/2014 to 12/31/2014                            $11.15228        $11.56514           355,983
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99906        $10.53745            59,692
   01/01/2014 to 12/31/2014                            $10.53745        $10.79039            66,113
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14583        $10.30741            15,275
   01/01/2010 to 12/31/2010                            $10.30741        $11.58869            60,826
   01/01/2011 to 12/31/2011                            $11.58869        $10.78439           152,988
   01/01/2012 to 12/31/2012                            $10.78439        $12.07266           167,060
   01/01/2013 to 12/31/2013                            $12.07266        $15.68669           150,806
   01/01/2014 to 12/31/2014                            $15.68669        $17.10034            71,121
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.98023        $10.64300           443,494
   01/01/2007 to 12/31/2007                            $10.64300        $11.54504         1,437,548
   01/01/2008 to 12/31/2008                            $11.54504         $7.42587         2,993,953
   01/01/2009 to 12/31/2009                             $7.42587         $9.20111        15,257,301
   01/01/2010 to 12/31/2010                             $9.20111        $10.31320        20,215,158
   01/01/2011 to 12/31/2011                            $10.31320         $9.94870        14,841,211
   01/01/2012 to 12/31/2012                             $9.94870        $11.18527        18,316,413
   01/01/2013 to 12/31/2013                            $11.18527        $13.56603        19,479,645
   01/01/2014 to 12/31/2014                            $13.56603        $14.34996        19,069,353
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99906        $11.71508            93,820
   01/01/2014 to 12/31/2014                            $11.71508        $13.15813           106,836
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                             $9.88749        $12.16133             8,144
   01/01/2007 to 12/31/2007                            $12.16133         $9.62541            65,825
   01/01/2008 to 12/31/2008                             $9.62541         $6.18048            68,133
   01/01/2009 to 12/31/2009                             $6.18048         $8.06109           150,606
   01/01/2010 to 12/31/2010                             $8.06109        $10.25594           264,648
   01/01/2011 to 12/31/2011                            $10.25594        $10.80760           266,872
   01/01/2012 to 12/31/2012                            $10.80760        $12.32439           366,128
   01/01/2013 to 12/31/2013                            $12.32439        $12.56600           305,292
   01/01/2014 to 12/31/2014                            $12.56600        $16.26354           269,227
--------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                             $9.98334        $10.49308             4,642
   01/01/2007 to 12/31/2007                            $10.49308         $8.53012            29,072
   01/01/2008 to 07/18/2008                             $8.53012         $7.83782                 0
--------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                            $9.99906         $9.72384            28,561
   01/01/2014 to 12/31/2014                             $9.72384        $10.10369            71,935

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99906        $10.56409           77,342
   01/01/2007 to 12/31/2007                                      $10.56409        $11.33703          282,001
   01/01/2008 to 12/31/2008                                      $11.33703         $7.34272        1,283,138
   01/01/2009 to 12/31/2009                                       $7.34272         $8.99072        4,642,002
   01/01/2010 to 12/31/2010                                       $8.99072        $10.16518        6,581,423
   01/01/2011 to 12/31/2011                                      $10.16518         $9.89853        5,556,047
   01/01/2012 to 12/31/2012                                       $9.89853        $10.82664        6,116,694
   01/01/2013 to 12/31/2013                                      $10.82664        $12.28353        5,949,628
   01/01/2014 to 12/31/2014                                      $12.28353        $12.52664        5,560,210
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10375         $7.53310          100,184
   01/01/2009 to 12/31/2009                                       $7.53310         $9.02864        1,119,487
   01/01/2010 to 12/31/2010                                       $9.02864        $10.11522        1,799,239
   01/01/2011 to 12/31/2011                                      $10.11522         $9.75317        1,364,468
   01/01/2012 to 12/31/2012                                       $9.75317        $10.95703        1,689,892
   01/01/2013 to 12/31/2013                                      $10.95703        $12.91486        2,066,586
   01/01/2014 to 12/31/2014                                      $12.91486        $13.49821        2,264,896
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99906         $7.49084          248,630
   01/01/2009 to 11/13/2009                                       $7.49084         $8.41607                0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99906        $10.78610        6,922,466
   01/01/2013 to 12/31/2013                                      $10.78610        $13.27306        7,037,412
   01/01/2014 to 12/31/2014                                      $13.27306        $13.53916        6,630,171
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99906        $10.85506          238,325
   01/01/2014 to 12/31/2014                                      $10.85506        $11.00630          476,188
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17574         $6.12807            5,412
   01/01/2009 to 12/31/2009                                       $6.12807         $8.18495           68,857
   01/01/2010 to 12/31/2010                                       $8.18495         $9.72626          107,570
   01/01/2011 to 12/31/2011                                       $9.72626         $9.13123           80,489
   01/01/2012 to 12/31/2012                                       $9.13123        $11.44714          105,948
   01/01/2013 to 12/31/2013                                      $11.44714        $11.80901          137,876
   01/01/2014 to 12/31/2014                                      $11.80901        $13.30021          116,863
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                                       $9.93542        $10.28977            6,419
   01/01/2007 to 12/31/2007                                      $10.28977        $11.59563           40,084
   01/01/2008 to 12/31/2008                                      $11.59563         $6.84738           77,824
   01/01/2009 to 12/31/2009                                       $6.84738        $10.11359          433,958
   01/01/2010 to 12/31/2010                                      $10.11359        $11.02726          526,174
   01/01/2011 to 12/31/2011                                      $11.02726        $10.47050          406,611
   01/01/2012 to 12/31/2012                                      $10.47050        $12.39720          438,044
   01/01/2013 to 12/31/2013                                      $12.39720        $15.90119          411,676
   01/01/2014 to 02/07/2014                                      $15.90119        $15.65167                0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.96102        $11.07490           12,877
   01/01/2007 to 12/31/2007                                      $11.07490        $11.50976          137,849
   01/01/2008 to 12/31/2008                                      $11.50976         $6.74882          169,237
   01/01/2009 to 12/31/2009                                       $6.74882         $7.95238          377,153
   01/01/2010 to 12/31/2010                                       $7.95238         $8.87508          478,687
   01/01/2011 to 12/31/2011                                       $8.87508         $8.29010          430,822
   01/01/2012 to 12/31/2012                                       $8.29010         $9.80760          588,703
   01/01/2013 to 12/31/2013                                       $9.80760        $12.94838          615,351
   01/01/2014 to 12/31/2014                                      $12.94838        $14.48221          492,795

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                        $9.95841         $9.90334            7,659
   01/01/2007 to 12/31/2007                        $9.90334        $11.68440           49,925
   01/01/2008 to 12/31/2008                       $11.68440         $6.83934           86,730
   01/01/2009 to 12/31/2009                        $6.83934        $10.62206          402,459
   01/01/2010 to 12/31/2010                       $10.62206        $12.58318          484,601
   01/01/2011 to 12/31/2011                       $12.58318        $12.06996          335,916
   01/01/2012 to 12/31/2012                       $12.06996        $14.27309          415,454
   01/01/2013 to 12/31/2013                       $14.27309        $18.65334          445,748
   01/01/2014 to 12/31/2014                       $18.65334        $20.56704          412,712
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                      $10.08942         $7.64237          305,766
   01/01/2009 to 12/31/2009                        $7.64237         $9.32217        3,310,036
   01/01/2010 to 12/31/2010                        $9.32217        $10.28514        5,334,476
   01/01/2011 to 12/31/2011                       $10.28514        $10.11679        4,903,736
   01/01/2012 to 12/31/2012                       $10.11679        $11.01481        5,162,852
   01/01/2013 to 12/31/2013                       $11.01481        $11.95901        4,755,895
   01/01/2014 to 12/31/2014                       $11.95901        $12.30083        4,277,350
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                      $10.03395         $7.65766            8,573
   01/01/2009 to 12/31/2009                        $7.65766         $9.60312          223,004
   01/01/2010 to 12/31/2010                        $9.60312        $12.03526          342,910
   01/01/2011 to 12/31/2011                       $12.03526        $12.05336          238,394
   01/01/2012 to 12/31/2012                       $12.05336        $13.78582          299,695
   01/01/2013 to 12/31/2013                       $13.78582        $18.91884          340,947
   01/01/2014 to 12/31/2014                       $18.91884        $20.05009          285,012
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                        $9.94976        $11.05698           23,055
   01/01/2007 to 12/31/2007                       $11.05698        $11.05953           62,169
   01/01/2008 to 12/31/2008                       $11.05953         $6.85537           78,118
   01/01/2009 to 12/31/2009                        $6.85537         $8.01495          179,805
   01/01/2010 to 12/31/2010                        $8.01495         $8.90956          279,567
   01/01/2011 to 12/31/2011                        $8.90956         $8.76502          200,231
   01/01/2012 to 12/31/2012                        $8.76502         $9.82659          266,362
   01/01/2013 to 12/31/2013                        $9.82659        $13.07895          280,885
   01/01/2014 to 12/31/2014                       $13.07895        $13.13176          260,542
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                        $9.99906        $10.60450           20,067
   01/01/2007 to 12/31/2007                       $10.60450        $10.74351           53,192
   01/01/2008 to 12/31/2008                       $10.74351         $7.90831           65,413
   01/01/2009 to 12/31/2009                        $7.90831        $10.59810          187,356
   01/01/2010 to 12/31/2010                       $10.59810        $11.89197          329,952
   01/01/2011 to 12/31/2011                       $11.89197        $12.12984          257,625
   01/01/2012 to 12/31/2012                       $12.12984        $13.65558          333,465
   01/01/2013 to 12/31/2013                       $13.65558        $14.46966          315,860
   01/01/2014 to 12/31/2014                       $14.46966        $14.67105          285,060
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                       $9.99258        $10.64379           18,173
   01/01/2007 to 12/31/2007                       $10.64379        $12.52703           82,324
   01/01/2008 to 12/31/2008                       $12.52703         $6.16356          109,630
   01/01/2009 to 12/31/2009                        $6.16356         $8.24382          259,341
   01/01/2010 to 12/31/2010                        $8.24382         $9.33168          297,553
   01/01/2011 to 12/31/2011                        $9.33168         $8.03342          225,361
   01/01/2012 to 12/31/2012                        $8.03342         $9.55950          266,566
   01/01/2013 to 12/31/2013                        $9.55950        $11.25178          278,688
   01/01/2014 to 12/31/2014                       $11.25178        $10.50929          273,080

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01073        $10.90770           28,837
   01/01/2007 to 12/31/2007                             $10.90770        $12.70293          114,216
   01/01/2008 to 12/31/2008                             $12.70293         $7.03242          124,739
   01/01/2009 to 12/31/2009                              $7.03242         $9.07273          245,177
   01/01/2010 to 12/31/2010                              $9.07273         $9.96358          315,165
   01/01/2011 to 12/31/2011                              $9.96358         $8.61423          255,467
   01/01/2012 to 12/31/2012                              $8.61423         $9.93649          294,067
   01/01/2013 to 12/31/2013                              $9.93649        $11.73584          296,664
   01/01/2014 to 12/31/2014                             $11.73584        $10.82462          328,592
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11193         $7.16470          114,398
   01/01/2009 to 12/31/2009                              $7.16470         $8.97209        2,241,126
   01/01/2010 to 12/31/2010                              $8.97209        $10.09570        3,680,979
   01/01/2011 to 12/31/2011                             $10.09570         $9.92415        2,925,344
   01/01/2012 to 12/31/2012                              $9.92415        $11.14402        3,523,472
   01/01/2013 to 12/31/2013                             $11.14402        $12.81121        3,747,515
   01/01/2014 to 12/31/2014                             $12.81121        $13.47161        3,506,580
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99906        $10.62045           19,032
   01/01/2007 to 12/31/2007                             $10.62045        $11.49018          186,438
   01/01/2008 to 12/31/2008                             $11.49018         $6.65882          226,594
   01/01/2009 to 12/31/2009                              $6.65882         $8.94533          581,027
   01/01/2010 to 12/31/2010                              $8.94533         $9.47774          815,931
   01/01/2011 to 12/31/2011                              $9.47774         $8.51271          562,672
   01/01/2012 to 12/31/2012                              $8.51271        $10.25979          685,642
   01/01/2013 to 12/31/2013                             $10.25979        $11.70119          624,652
   01/01/2014 to 12/31/2014                             $11.70119        $10.83178          660,919
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96771        $10.57685           16,542
   01/01/2007 to 12/31/2007                             $10.57685        $10.65906           95,008
   01/01/2008 to 12/31/2008                             $10.65906         $8.68154        1,063,104
   01/01/2009 to 12/31/2009                              $8.68154        $10.47282        3,769,368
   01/01/2010 to 12/31/2010                             $10.47282        $11.11144        4,122,792
   01/01/2011 to 12/31/2011                             $11.11144        $11.01089        3,536,665
   01/01/2012 to 12/31/2012                             $11.01089        $12.05253        4,036,973
   01/01/2013 to 12/31/2013                             $12.05253        $13.23001        3,780,614
   01/01/2014 to 12/31/2014                             $13.23001        $13.79232        3,539,578
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08445        $10.29766           11,740
   01/01/2010 to 12/31/2010                             $10.29766        $11.33263           37,851
   01/01/2011 to 12/31/2011                             $11.33263        $11.27814           53,725
   01/01/2012 to 12/31/2012                             $11.27814        $12.84306           94,030
   01/01/2013 to 12/31/2013                             $12.84306        $17.33075           71,870
   01/01/2014 to 12/31/2014                             $17.33075        $18.76206          103,846
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $9.96039        $11.05295           30,530
   01/01/2007 to 12/31/2007                             $11.05295        $10.60024           84,433
   01/01/2008 to 12/31/2008                             $10.60024         $6.13164          122,147
   01/01/2009 to 12/31/2009                              $6.13164         $7.23998          245,607
   01/01/2010 to 12/31/2010                              $7.23998         $8.09953          287,121
   01/01/2011 to 12/31/2011                              $8.09953         $7.67252          261,012
   01/01/2012 to 12/31/2012                              $7.67252         $8.86610          282,125
   01/01/2013 to 12/31/2013                              $8.86610        $12.25925          300,734
   01/01/2014 to 12/31/2014                             $12.25925        $13.78597          346,785

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94853        $10.25454          23,656
   01/01/2007 to 12/31/2007                        $10.25454        $11.65439         209,834
   01/01/2008 to 12/31/2008                        $11.65439         $6.49136         249,407
   01/01/2009 to 12/31/2009                         $6.49136         $8.32731         424,670
   01/01/2010 to 12/31/2010                         $8.32731         $9.85880         546,572
   01/01/2011 to 12/31/2011                         $9.85880         $9.65779         365,627
   01/01/2012 to 12/31/2012                         $9.65779        $10.71913         428,418
   01/01/2013 to 12/31/2013                        $10.71913        $14.47707         385,065
   01/01/2014 to 12/31/2014                        $14.47707        $15.82826         765,557
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99906        $10.51839           8,288
   01/01/2007 to 12/31/2007                        $10.51839        $11.03115          32,533
   01/01/2008 to 12/31/2008                        $11.03115         $8.36983          73,516
   01/01/2009 to 12/31/2009                         $8.36983        $11.13803         198,217
   01/01/2010 to 12/31/2010                        $11.13803        $12.48853         261,425
   01/01/2011 to 12/31/2011                        $12.48853        $13.60242         359,369
   01/01/2012 to 12/31/2012                        $13.60242        $14.24508         477,056
   01/01/2013 to 12/31/2013                        $14.24508        $13.80151         486,599
   01/01/2014 to 12/31/2014                        $13.80151        $14.51635         580,339
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96060        $11.14496          14,734
   01/01/2007 to 12/31/2007                        $11.14496        $12.05347          42,155
   01/01/2008 to 12/31/2008                        $12.05347         $7.86591          55,816
   01/01/2009 to 12/31/2009                         $7.86591        $10.22659         279,625
   01/01/2010 to 12/31/2010                        $10.22659        $11.32823         404,880
   01/01/2011 to 12/31/2011                        $11.32823        $10.84879         388,578
   01/01/2012 to 12/31/2012                        $10.84879        $13.20047         522,263
   01/01/2013 to 12/31/2013                        $13.20047        $16.65686         578,667
   01/01/2014 to 12/31/2014                        $16.65686        $17.06526         487,387
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93217        $10.42130           9,461
   01/01/2007 to 12/31/2007                        $10.42130        $11.85877          18,702
   01/01/2008 to 12/31/2008                        $11.85877         $7.46780          62,275
   01/01/2009 to 12/31/2009                         $7.46780         $9.17731         131,758
   01/01/2010 to 12/31/2010                         $9.17731        $10.23286         159,170
   01/01/2011 to 12/31/2011                        $10.23286        $10.05647         123,821
   01/01/2012 to 12/31/2012                        $10.05647        $11.64062         172,950
   01/01/2013 to 12/31/2013                        $11.64062        $15.73258         150,559
   01/01/2014 to 12/31/2014                        $15.73258        $16.90839         149,376
----------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                        $9.99906        $10.21654           2,044
   01/01/2013 to 12/31/2013                        $10.21654        $13.58550          43,882
   01/01/2014 to 12/31/2014                        $13.58550        $14.80337          57,048
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.92949        $10.44127          10,753
   01/01/2007 to 12/31/2007                        $10.44127        $10.60602          28,287
   01/01/2008 to 12/31/2008                        $10.60602         $6.48787          35,460
   01/01/2009 to 12/31/2009                         $6.48787         $8.90836         111,948
   01/01/2010 to 12/31/2010                         $8.90836        $10.88622         138,494
   01/01/2011 to 12/31/2011                        $10.88622        $10.39116         107,635
   01/01/2012 to 12/31/2012                        $10.39116        $12.16435         144,363
   01/01/2013 to 12/31/2013                        $12.16435        $15.92438         155,089
   01/01/2014 to 12/31/2014                        $15.92438        $18.10000         172,193

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                             $10.00024        $10.24522          537,941
   01/01/2007 to 12/31/2007                              $10.24522        $10.62479          387,838
   01/01/2008 to 12/31/2008                              $10.62479        $10.76754          942,574
   01/01/2009 to 12/31/2009                              $10.76754        $10.67105        1,009,605
   01/01/2010 to 12/31/2010                              $10.67105        $10.55197        1,055,984
   01/01/2011 to 12/31/2011                              $10.55197        $10.43487        1,325,316
   01/01/2012 to 12/31/2012                              $10.43487        $10.31714        1,045,483
   01/01/2013 to 12/31/2013                              $10.31714        $10.20011          745,162
   01/01/2014 to 12/31/2014                              $10.20011        $10.08368          833,314
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03620        $10.19727           18,472
   01/01/2007 to 12/31/2007                              $10.19727        $10.40039          101,738
   01/01/2008 to 12/31/2008                              $10.40039         $5.93706          126,626
   01/01/2009 to 12/31/2009                               $5.93706         $8.25521          267,646
   01/01/2010 to 12/31/2010                               $8.25521        $10.07406          415,226
   01/01/2011 to 12/31/2011                              $10.07406         $9.71228          239,455
   01/01/2012 to 12/31/2012                               $9.71228        $11.24632          304,772
   01/01/2013 to 12/31/2013                              $11.24632        $15.78904          399,779
   01/01/2014 to 12/31/2014                              $15.78904        $17.83399          387,793
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02897        $10.07980            4,831
   01/01/2012 to 12/31/2012                              $10.07980        $10.45063           80,162
   01/01/2013 to 12/31/2013                              $10.45063        $10.03902          106,396
   01/01/2014 to 12/31/2014                              $10.03902        $10.43615          225,312
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96545        $10.24038           10,796
   01/01/2007 to 12/31/2007                              $10.24038        $12.37112           85,128
   01/01/2008 to 12/31/2008                              $12.37112         $6.94901          104,731
   01/01/2009 to 12/31/2009                               $6.94901         $8.91648          214,579
   01/01/2010 to 12/31/2010                               $8.91648        $11.34303          251,097
   01/01/2011 to 12/31/2011                              $11.34303        $11.40332          245,266
   01/01/2012 to 12/31/2012                              $11.40332        $12.66951          296,792
   01/01/2013 to 12/31/2013                              $12.66951        $16.61013          334,068
   01/01/2014 to 12/31/2014                              $16.61013        $17.72508          208,768
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98848         $9.48246            3,300
   01/01/2007 to 12/31/2007                               $9.48246        $11.12853           17,135
   01/01/2008 to 12/31/2008                              $11.12853         $6.32187           31,791
   01/01/2009 to 12/31/2009                               $6.32187         $7.66029          111,577
   01/01/2010 to 12/31/2010                               $7.66029         $9.10804          137,375
   01/01/2011 to 04/29/2011                               $9.10804        $10.23343                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99906        $10.36012          432,343
   01/01/2013 to 12/31/2013                              $10.36012        $12.17967          460,392
   01/01/2014 to 12/31/2014                              $12.17967        $12.66004          499,830
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                             $10.10180         $5.58718            6,473
   01/01/2009 to 12/31/2009                               $5.58718         $9.19764          330,897
   01/01/2010 to 12/31/2010                               $9.19764        $11.11807          610,655
   01/01/2011 to 12/31/2011                              $11.11807         $8.76360          464,059
   01/01/2012 to 12/31/2012                               $8.76360        $10.21725          597,932
   01/01/2013 to 12/31/2013                              $10.21725        $10.12363          679,837
   01/01/2014 to 12/31/2014                              $10.12363         $9.53983          620,841

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                        $9.98066        $10.20649             8,896
   01/01/2007 to 12/31/2007                       $10.20649        $10.77589            42,554
   01/01/2008 to 12/31/2008                       $10.77589        $10.77219           117,534
   01/01/2009 to 12/31/2009                       $10.77219        $11.73912           330,969
   01/01/2010 to 12/31/2010                       $11.73912        $12.05817           444,556
   01/01/2011 to 12/31/2011                       $12.05817        $12.18917           476,597
   01/01/2012 to 12/31/2012                       $12.18917        $12.61643           478,931
   01/01/2013 to 12/31/2013                       $12.61643        $12.20183           421,460
   01/01/2014 to 12/31/2014                       $12.20183        $12.05162           360,736
---------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                       $9.97171        $10.33968            39,526
   01/01/2007 to 12/31/2007                       $10.33968        $11.07079           196,892
   01/01/2008 to 12/31/2008                       $11.07079        $10.69755           499,608
   01/01/2009 to 12/31/2009                       $10.69755        $12.32370         2,442,922
   01/01/2010 to 12/31/2010                       $12.32370        $13.12390         3,740,960
   01/01/2011 to 12/31/2011                       $13.12390        $13.38718         3,295,844
   01/01/2012 to 12/31/2012                       $13.38718        $14.46865         3,907,272
   01/01/2013 to 12/31/2013                       $14.46865        $14.04141         3,774,634
   01/01/2014 to 12/31/2014                       $14.04141        $14.46916         3,280,811
---------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.97964        $10.45340            23,838
   01/01/2007 to 12/31/2007                       $10.45340        $11.23495           230,699
   01/01/2008 to 12/31/2008                       $11.23495         $8.94287         2,279,353
   01/01/2009 to 12/31/2009                        $8.94287        $10.61276         9,696,868
   01/01/2010 to 12/31/2010                       $10.61276        $11.60130        12,344,169
   01/01/2011 to 12/31/2011                       $11.60130        $11.58376        11,567,482
   01/01/2012 to 12/31/2012                       $11.58376        $12.64008        11,648,099
   01/01/2013 to 12/31/2013                       $12.64008        $13.64749        10,395,118
   01/01/2014 to 12/31/2014                       $13.64749        $14.27151         9,452,453
---------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                      $10.01898        $10.07970            97,356
   01/01/2012 to 12/31/2012                       $10.07970        $10.67350           200,562
   01/01/2013 to 12/31/2013                       $10.67350        $10.30815           158,931
   01/01/2014 to 12/31/2014                       $10.30815        $10.80858           208,897
---------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.99906        $10.34228            40,223
   01/01/2007 to 12/31/2007                       $10.34228        $11.39149           279,103
   01/01/2008 to 12/31/2008                       $11.39149         $6.67723           936,652
   01/01/2009 to 12/31/2009                        $6.67723         $8.31590         6,517,647
   01/01/2010 to 12/31/2010                        $8.31590         $9.78505         9,030,092
   01/01/2011 to 12/31/2011                        $9.78505         $9.07279         6,205,968
   01/01/2012 to 12/31/2012                        $9.07279        $10.12855         8,106,411
   01/01/2013 to 12/31/2013                       $10.12855        $11.71830         8,727,699
   01/01/2014 to 12/31/2014                       $11.71830        $12.65063         8,617,010
---------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                       $9.99906         $9.64517                 0
   01/01/2014 to 12/31/2014                        $9.64517         $9.30049                 0
---------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                       $9.99906        $11.71829                 0
   01/01/2014 to 12/31/2014                       $11.71829        $13.35085                 0
---------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                        $9.95129        $10.76892            27,200
   01/01/2007 to 12/31/2007                       $10.76892        $10.86759            88,303
   01/01/2008 to 12/31/2008                       $10.86759         $6.58425            82,582
   01/01/2009 to 12/31/2009                        $6.58425         $7.92988           110,638
   01/01/2010 to 12/31/2010                        $7.92988         $9.01948           130,422
   01/01/2011 to 12/31/2011                        $9.01948         $9.22534           135,983
   01/01/2012 to 12/31/2012                        $9.22534        $10.83546           185,876
   01/01/2013 to 12/31/2013                       $10.83546        $14.18591           231,040
   01/01/2014 to 12/31/2014                       $14.18591        $16.43863           212,460

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99906         $8.93111                0
   01/01/2012 to 12/31/2012                                 $8.93111         $9.99122                0
   01/01/2013 to 12/31/2013                                 $9.99122        $12.09007            3,516
   01/01/2014 to 12/31/2014                                $12.09007        $12.72948            5,067
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08124         $7.37228          584,737
   01/01/2009 to 12/31/2009                                 $7.37228         $8.99315        4,285,663
   01/01/2010 to 12/31/2010                                 $8.99315         $9.95049        6,389,882
   01/01/2011 to 12/31/2011                                 $9.95049         $9.65877        5,615,954
   01/01/2012 to 12/31/2012                                 $9.65877        $10.53074        5,963,767
   01/01/2013 to 12/31/2013                                $10.53074        $11.70595        5,639,834
   01/01/2014 to 12/31/2014                                $11.70595        $12.16758        5,255,816
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09942         $6.72112          206,906
   01/01/2009 to 12/31/2009                                 $6.72112         $8.42882        3,169,153
   01/01/2010 to 12/31/2010                                 $8.42882         $9.52812        5,092,585
   01/01/2011 to 12/31/2011                                 $9.52812         $9.19493        3,797,963
   01/01/2012 to 12/31/2012                                 $9.19493        $10.53597        5,033,411
   01/01/2013 to 12/31/2013                                $10.53597        $12.29729        5,614,023
   01/01/2014 to 12/31/2014                                $12.29729        $12.81791        5,407,808
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98482        $10.60918            2,264
   01/01/2007 to 12/31/2007                                $10.60918        $11.42339           30,841
   01/01/2008 to 12/31/2008                                $11.42339         $7.88383          177,466
   01/01/2009 to 12/31/2009                                 $7.88383         $9.93070        3,630,360
   01/01/2010 to 12/31/2010                                 $9.93070        $10.97751        6,789,537
   01/01/2011 to 12/31/2011                                $10.97751        $10.48592        5,558,290
   01/01/2012 to 12/31/2012                                $10.48592        $11.52117        6,382,341
   01/01/2013 to 12/31/2013                                $11.52117        $13.03040        5,725,677
   01/01/2014 to 12/31/2014                                $13.03040        $13.27338        5,323,660
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99906         $9.98437           10,855
   01/01/2007 to 12/31/2007                                 $9.98437        $10.97693           54,155
   01/01/2008 to 12/31/2008                                $10.97693         $6.06720           74,285
   01/01/2009 to 12/31/2009                                 $6.06720         $7.95736          238,860
   01/01/2010 to 12/31/2010                                 $7.95736        $10.42724          252,789
   01/01/2011 to 12/31/2011                                $10.42724         $8.95723          279,294
   01/01/2012 to 12/31/2012                                 $8.95723        $10.63290          361,821
   01/01/2013 to 12/31/2013                                $10.63290        $14.80209          374,104
   01/01/2014 to 12/31/2014                                $14.80209        $15.35683          330,994
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                                $9.90554         $9.94820            7,810
   01/01/2007 to 12/31/2007                                 $9.94820        $10.53785           76,795
   01/01/2008 to 12/31/2008                                $10.53785         $6.77186           83,560
   01/01/2009 to 12/31/2009                                 $6.77186         $8.96499          150,061
   01/01/2010 to 12/31/2010                                 $8.96499        $12.09068          229,153
   01/01/2011 to 12/31/2011                                $12.09068        $11.83639          200,962
   01/01/2012 to 12/31/2012                                $11.83639        $13.12648          224,116
   01/01/2013 to 12/31/2013                                $13.12648        $17.54187          260,767
   01/01/2014 to 12/31/2014                                $17.54187        $18.00478          202,984
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                 $9.99288        $10.49974           12,126
   01/01/2007 to 12/31/2007                                $10.49974         $9.79761          106,639
   01/01/2008 to 12/31/2008                                 $9.79761         $6.80776          153,271
   01/01/2009 to 12/31/2009                                 $6.80776         $8.54762          209,276
   01/01/2010 to 12/31/2010                                 $8.54762        $10.64704          266,096
   01/01/2011 to 12/31/2011                                $10.64704         $9.89697          202,747
   01/01/2012 to 12/31/2012                                 $9.89697        $11.56117          208,634
   01/01/2013 to 12/31/2013                                $11.56117        $15.70455          200,394
   01/01/2014 to 12/31/2014                                $15.70455        $16.34388          187,686

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                              $9.96859        $10.66736           17,355
   01/01/2007 to 12/31/2007                             $10.66736        $11.21221          213,879
   01/01/2008 to 12/31/2008                             $11.21221         $8.20883        1,376,010
   01/01/2009 to 12/31/2009                              $8.20883        $10.07444        6,278,265
   01/01/2010 to 12/31/2010                             $10.07444        $11.10881        9,009,147
   01/01/2011 to 12/31/2011                             $11.10881        $11.20053        8,073,329
   01/01/2012 to 12/31/2012                             $11.20053        $12.56755        9,271,807
   01/01/2013 to 12/31/2013                             $12.56755        $14.51612        9,225,839
   01/01/2014 to 12/31/2014                             $14.51612        $15.19489        8,928,989
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                              $9.95091        $11.11022           18,454
   01/01/2007 to 12/31/2007                             $11.11022        $10.59151           87,195
   01/01/2008 to 12/31/2008                             $10.59151         $6.08531           96,594
   01/01/2009 to 12/31/2009                              $6.08531         $7.44780          226,229
   01/01/2010 to 12/31/2010                              $7.44780         $8.33825          394,332
   01/01/2011 to 12/31/2011                              $8.33825         $8.10843          371,610
   01/01/2012 to 12/31/2012                              $8.10843         $9.39910          497,980
   01/01/2013 to 12/31/2013                              $9.39910        $12.05065          552,377
   01/01/2014 to 12/31/2014                             $12.05065        $12.80325          455,356
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                             $9.94058        $10.50381           23,000
   01/01/2007 to 12/31/2007                             $10.50381        $11.23891           85,729
   01/01/2008 to 12/31/2008                             $11.23891         $6.60360          106,863
   01/01/2009 to 12/31/2009                              $6.60360        $10.01288          522,847
   01/01/2010 to 12/31/2010                             $10.01288        $11.46414          716,374
   01/01/2011 to 12/31/2011                             $11.46414        $11.14181          556,340
   01/01/2012 to 12/31/2012                             $11.14181        $12.95171          789,389
   01/01/2013 to 12/31/2013                             $12.95171        $18.44178          783,726
   01/01/2014 to 12/31/2014                             $18.44178        $19.75356          809,646
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                             $10.14791         $9.86307           32,119
   01/01/2007 to 12/31/2007                              $9.86307        $13.70023          181,073
   01/01/2008 to 12/31/2008                             $13.70023         $6.77408          284,134
   01/01/2009 to 12/31/2009                              $6.77408        $10.00208          825,523
   01/01/2010 to 12/31/2010                             $10.00208        $11.91091        1,138,218
   01/01/2011 to 12/31/2011                             $11.91091        $10.01899          811,694
   01/01/2012 to 12/31/2012                             $10.01899        $10.26325          960,405
   01/01/2013 to 12/31/2013                             $10.26325        $11.70716          881,462
   01/01/2014 to 12/31/2014                             $11.70716        $10.60644          885,680
---------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                              $9.99006        $10.33443            7,204
   01/01/2007 to 12/31/2007                             $10.33443        $11.20170           33,889
   01/01/2008 to 12/31/2008                             $11.20170        $10.80461           60,059
   01/01/2009 to 12/31/2009                             $10.80461        $11.97584          186,490
   01/01/2010 to 12/31/2010                             $11.97584        $12.51967          285,420
   01/01/2011 to 12/31/2011                             $12.51967        $12.88781          276,356
   01/01/2012 to 12/31/2012                             $12.88781        $13.40697          312,941
   01/01/2013 to 12/31/2013                             $13.40697        $12.75701          311,594
   01/01/2014 to 12/31/2014                             $12.75701        $12.68214          303,198
---------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.97115        $10.68969          134,094
   01/01/2007 to 12/31/2007                             $10.68969        $11.57765          297,022
   01/01/2008 to 12/31/2008                             $11.57765         $6.60127          414,512
   01/01/2009 to 12/31/2009                              $6.60127         $8.38178          667,230
   01/01/2010 to 12/31/2010                              $8.38178         $9.49930          877,633
   01/01/2011 to 12/31/2011                              $9.49930         $9.06689          958,624
   01/01/2012 to 12/31/2012                              $9.06689         $9.95047        1,124,295
   01/01/2013 to 12/31/2013                              $9.95047        $11.85423        1,605,353
   01/01/2014 to 12/31/2014                             $11.85423        $12.36459        1,535,884

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99906         $9.98594                0
   01/01/2008 to 12/31/2008                                  $9.98594         $9.35796           88,487
   01/01/2009 to 12/31/2009                                  $9.35796        $10.32747          843,021
   01/01/2010 to 12/31/2010                                 $10.32747        $11.00618        1,267,056
   01/01/2011 to 12/31/2011                                 $11.00618        $11.53676        1,229,759
   01/01/2012 to 12/31/2012                                 $11.53676        $12.30126        1,451,908
   01/01/2013 to 12/31/2013                                 $12.30126        $11.97983        1,364,568
   01/01/2014 to 12/31/2014                                 $11.97983        $12.69607        1,518,991
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99906        $10.40569                0
   01/01/2013 to 12/31/2013                                 $10.40569         $9.45060              699
   01/01/2014 to 12/31/2014                                  $9.45060         $9.46962              698
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07825         $6.66608          405,425
   01/01/2009 to 12/31/2009                                  $6.66608         $8.57160        4,354,577
   01/01/2010 to 12/31/2010                                  $8.57160         $9.34187        7,943,903
   01/01/2011 to 12/31/2011                                  $9.34187         $9.08148        5,623,899
   01/01/2012 to 09/21/2012                                  $9.08148        $10.21276                0



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                          Pruco Life Insurance Company
                                   Prospectus

  ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02456        $12.18141           6,219
   01/01/2010 to 12/31/2010                              $12.18141        $13.29975           5,692
   01/01/2011 to 12/31/2011                              $13.29975        $12.62465           2,804
   01/01/2012 to 12/31/2012                              $12.62465        $13.85724           2,812
   01/01/2013 to 12/31/2013                              $13.85724        $14.86035             344
   01/01/2014 to 12/31/2014                              $14.86035        $15.04410           1,075
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                              $10.03690        $12.37780           3,222
   01/01/2010 to 12/31/2010                              $12.37780        $13.72449           8,157
   01/01/2011 to 12/31/2011                              $13.72449        $13.39876           4,346
   01/01/2012 to 12/31/2012                              $13.39876        $14.84823           4,112
   01/01/2013 to 12/31/2013                              $14.84823        $16.87635           1,161
   01/01/2014 to 12/31/2014                              $16.87635        $17.46186           3,603
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.07556        $12.42569               0
   01/01/2010 to 12/31/2010                              $12.42569        $13.79467               0
   01/01/2011 to 12/31/2011                              $13.79467        $13.93260               0
   01/01/2012 to 05/04/2012                              $13.93260        $15.09415               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02338        $12.00675           4,471
   01/01/2010 to 12/31/2010                              $12.00675        $13.15015          17,753
   01/01/2011 to 12/31/2011                              $13.15015        $12.66779           7,538
   01/01/2012 to 12/31/2012                              $12.66779        $13.89326           8,349
   01/01/2013 to 12/31/2013                              $13.89326        $15.93876           2,717
   01/01/2014 to 12/31/2014                              $15.93876        $16.55606           7,174

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                     $9.99793         $9.11444               0
   01/01/2012 to 12/31/2012                      $9.11444         $9.94462               0
   01/01/2013 to 12/31/2013                      $9.94462        $10.74981               0
   01/01/2014 to 12/31/2014                     $10.74981        $10.99564               0
-------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                     $9.99793        $10.43921               0
   01/01/2014 to 12/31/2014                     $10.43921        $10.54382               0
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009 to 12/31/2009                      $9.93809         $9.58149               0
   01/01/2010 to 12/31/2010                      $9.58149        $10.33134               0
   01/01/2011 to 12/31/2011                     $10.33134        $11.04601               0
   01/01/2012 to 12/31/2012                     $11.04601        $11.21942               0
   01/01/2013 to 12/31/2013                     $11.21942        $10.86512               0
   01/01/2014 to 12/31/2014                     $10.86512        $10.64384               0
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009 to 12/31/2009                      $9.92252         $9.64728               0
   01/01/2010 to 12/31/2010                      $9.64728        $10.45969               0
   01/01/2011 to 12/31/2011                     $10.45969        $11.58521               0
   01/01/2012 to 12/31/2012                     $11.58521        $11.94239               0
   01/01/2013 to 12/31/2013                     $11.94239        $11.27943               0
   01/01/2014 to 12/31/2014                     $11.27943        $11.29180               0
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009 to 12/31/2009                      $9.90529         $9.54833               0
   01/01/2010 to 12/31/2010                      $9.54833        $10.36871               0
   01/01/2011 to 12/31/2011                     $10.36871        $11.72642               0
   01/01/2012 to 12/31/2012                     $11.72642        $12.10435               0
   01/01/2013 to 12/31/2013                     $12.10435        $11.23298               0
   01/01/2014 to 12/31/2014                     $11.23298        $11.42068               0
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009 to 12/31/2009                      $9.88401         $9.22420               0
   01/01/2010 to 12/31/2010                      $9.22420        $10.06022           7,654
   01/01/2011 to 12/31/2011                     $10.06022        $11.64277              63
   01/01/2012 to 12/31/2012                     $11.64277        $12.07011              51
   01/01/2013 to 12/31/2013                     $12.07011        $11.00302               0
   01/01/2014 to 12/31/2014                     $11.00302        $11.39033               0
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                     $9.99724        $10.93130          13,584
   01/01/2011 to 12/31/2011                     $10.93130        $12.82398          70,448
   01/01/2012 to 12/31/2012                     $12.82398        $13.35416          23,687
   01/01/2013 to 12/31/2013                     $13.35416        $12.11040           1,873
   01/01/2014 to 12/31/2014                     $12.11040        $12.71631           1,870
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                     $9.99793        $11.93684          42,937
   01/01/2012 to 12/31/2012                     $11.93684        $12.32003          38,125
   01/01/2013 to 12/31/2013                     $12.32003        $10.84276          10,734
   01/01/2014 to 12/31/2014                     $10.84276        $11.66946           5,645
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                     $9.99725        $10.32609          56,970
   01/01/2013 to 12/31/2013                     $10.32609         $9.04222         159,191
   01/01/2014 to 12/31/2014                      $9.04222         $9.93002          81,302
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                     $9.99862         $8.68828          56,903
   01/01/2014 to 12/31/2014                      $8.68828         $9.70849          29,373
-------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                     $9.99862        $11.22397           6,318

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                                     $10.14470        $10.28887               0
   01/01/2010 to 12/31/2010                                      $10.28887        $11.41006             278
   01/01/2011 to 12/31/2011                                      $11.41006        $10.47337              87
   01/01/2012 to 12/31/2012                                      $10.47337        $11.56403             128
   01/01/2013 to 12/31/2013                                      $11.56403        $14.82075              37
   01/01/2014 to 12/31/2014                                      $14.82075        $15.93575             116
------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                      $10.03868        $12.27482          14,164
   01/01/2010 to 12/31/2010                                      $12.27482        $13.57069          17,011
   01/01/2011 to 12/31/2011                                      $13.57069        $12.91269           9,405
   01/01/2012 to 12/31/2012                                      $12.91269        $14.31898          13,185
   01/01/2013 to 12/31/2013                                      $14.31898        $17.12982           3,943
   01/01/2014 to 12/31/2014                                      $17.12982        $17.87230          10,500
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99793        $11.57811               0
   01/01/2014 to 12/31/2014                                      $11.57811        $12.82677               0
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                                       $9.61469        $14.46991           2,393
   01/01/2010 to 12/31/2010                                      $14.46991        $18.15890           2,845
   01/01/2011 to 12/31/2011                                      $18.15890        $18.87506           1,236
   01/01/2012 to 12/31/2012                                      $18.87506        $21.22973             264
   01/01/2013 to 12/31/2013                                      $21.22973        $21.35038              19
   01/01/2014 to 12/31/2014                                      $21.35038        $27.25593              69
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99793         $9.63298               0
   01/01/2014 to 12/31/2014                                       $9.63298         $9.87268               0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                                      $10.01305        $12.26160           2,812
   01/01/2010 to 12/31/2010                                      $12.26160        $13.67415           5,912
   01/01/2011 to 12/31/2011                                      $13.67415        $13.13404           3,113
   01/01/2012 to 12/31/2012                                      $13.13404        $14.16890           3,189
   01/01/2013 to 12/31/2013                                      $14.16890        $15.85609             862
   01/01/2014 to 12/31/2014                                      $15.85609        $15.94903           2,307
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                      $10.02678        $11.93657             897
   01/01/2010 to 12/31/2010                                      $11.93657        $13.19063           2,289
   01/01/2011 to 12/31/2011                                      $13.19063        $12.54513             611
   01/01/2012 to 12/31/2012                                      $12.54513        $13.90062             770
   01/01/2013 to 12/31/2013                                      $13.90062        $16.16086             198
   01/01/2014 to 12/31/2014                                      $16.16086        $16.66016             623
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99794        $10.68613           4,295
   01/01/2013 to 12/31/2013                                      $10.68613        $12.97045           1,194
   01/01/2014 to 12/31/2014                                      $12.97045        $13.04985           3,055
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99793        $10.75379               0
   01/01/2014 to 12/31/2014                                      $10.75379        $10.75462               0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $9.85931        $13.89546             188
   01/01/2010 to 12/31/2010                                      $13.89546        $16.28721               0
   01/01/2011 to 12/31/2011                                      $16.28721        $15.08249               0
   01/01/2012 to 12/31/2012                                      $15.08249        $18.64899               0
   01/01/2013 to 12/31/2013                                      $18.64899        $18.97582               0
   01/01/2014 to 12/31/2014                                      $18.97582        $21.08041               0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                           $10.04650        $12.80269            918
   01/01/2010 to 12/31/2010                           $12.80269        $13.76876             55
   01/01/2011 to 12/31/2011                           $13.76876        $12.89556             39
   01/01/2012 to 12/31/2012                           $12.89556        $15.05975             35
   01/01/2013 to 12/31/2013                           $15.05975        $19.05267              0
   01/01/2014 to 02/07/2014                           $19.05267        $18.72680              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $10.12452        $12.16953              0
   01/01/2010 to 12/31/2010                           $12.16953        $13.39621              0
   01/01/2011 to 12/31/2011                           $13.39621        $12.34249              0
   01/01/2012 to 12/31/2012                           $12.34249        $14.40204              0
   01/01/2013 to 12/31/2013                           $14.40204        $18.75475              0
   01/01/2014 to 12/31/2014                           $18.75475        $20.69000              0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                           $10.05955        $13.44619          1,514
   01/01/2010 to 12/31/2010                           $13.44619        $15.71146          1,040
   01/01/2011 to 12/31/2011                           $15.71146        $14.86507            167
   01/01/2012 to 12/31/2012                           $14.86507        $17.33790            196
   01/01/2013 to 12/31/2013                           $17.33790        $22.34947             28
   01/01/2014 to 12/31/2014                           $22.34947        $24.30597             79
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                           $10.02456        $11.82541          1,096
   01/01/2010 to 12/31/2010                           $11.82541        $12.86882          4,731
   01/01/2011 to 12/31/2011                           $12.86882        $12.48569          2,117
   01/01/2012 to 12/31/2012                           $12.48569        $13.40809          2,491
   01/01/2013 to 12/31/2013                           $13.40809        $14.35876            499
   01/01/2014 to 12/31/2014                           $14.35876        $14.56753          2,171
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                            $9.95309        $12.72261            431
   01/01/2010 to 12/31/2010                           $12.72261        $15.72724            274
   01/01/2011 to 12/31/2011                           $15.72724        $15.53641             82
   01/01/2012 to 12/31/2012                           $15.53641        $17.52650            115
   01/01/2013 to 12/31/2013                           $17.52650        $23.72432             31
   01/01/2014 to 12/31/2014                           $23.72432        $24.79963             99
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $10.09816        $12.72032              0
   01/01/2010 to 12/31/2010                           $12.72032        $13.94749              0
   01/01/2011 to 12/31/2011                           $13.94749        $13.53426              0
   01/01/2012 to 12/31/2012                           $13.53426        $14.96580              0
   01/01/2013 to 12/31/2013                           $14.96580        $19.64752              0
   01/01/2014 to 12/31/2014                           $19.64752        $19.45733              0
-------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                           $10.01698        $12.48045              0
   01/01/2010 to 12/31/2010                           $12.48045        $13.81311              0
   01/01/2011 to 12/31/2011                           $13.81311        $13.89768              0
   01/01/2012 to 12/31/2012                           $13.89768        $15.43168              0
   01/01/2013 to 12/31/2013                           $15.43168        $16.12844              0
   01/01/2014 to 12/31/2014                           $16.12844        $16.12961              0
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                           $10.14310        $13.23326              0
   01/01/2010 to 12/31/2010                           $13.23326        $14.77515            589
   01/01/2011 to 12/31/2011                           $14.77515        $12.54599            244
   01/01/2012 to 12/31/2012                           $12.54599        $14.72517              0
   01/01/2013 to 12/31/2013                           $14.72517        $17.09543              0
   01/01/2014 to 12/31/2014                           $17.09543        $15.74917              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                             $10.11760        $13.06521              0
   01/01/2010 to 12/31/2010                             $13.06521        $14.15249              0
   01/01/2011 to 12/31/2011                             $14.15249        $12.06890              0
   01/01/2012 to 12/31/2012                             $12.06890        $13.73087              0
   01/01/2013 to 12/31/2013                             $13.73087        $15.99596              0
   01/01/2014 to 12/31/2014                             $15.99596        $14.55239              0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                             $10.04092        $12.21288          2,366
   01/01/2010 to 12/31/2010                             $12.21288        $13.55487          2,579
   01/01/2011 to 12/31/2011                             $13.55487        $13.14297            300
   01/01/2012 to 12/31/2012                             $13.14297        $14.55640            355
   01/01/2013 to 12/31/2013                             $14.55640        $16.50558            101
   01/01/2014 to 12/31/2014                             $16.50558        $17.11948            294
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                             $10.12726        $13.55000              0
   01/01/2010 to 12/31/2010                             $13.55000        $14.16063             12
   01/01/2011 to 12/31/2011                             $14.16063        $12.54526             14
   01/01/2012 to 12/31/2012                             $12.54526        $14.91297          1,293
   01/01/2013 to 12/31/2013                             $14.91297        $16.77607            335
   01/01/2014 to 12/31/2014                             $16.77607        $15.31747          1,209
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                             $10.07967        $11.63355          2,680
   01/01/2010 to 12/31/2010                             $11.63355        $12.17460          1,513
   01/01/2011 to 12/31/2011                             $12.17460        $11.90005            578
   01/01/2012 to 12/31/2012                             $11.90005        $12.84759          6,461
   01/01/2013 to 12/31/2013                             $12.84759        $13.91027          1,404
   01/01/2014 to 12/31/2014                             $13.91027        $14.30344             59
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08332        $10.27907              0
   01/01/2010 to 12/31/2010                             $10.27907        $11.15788              0
   01/01/2011 to 12/31/2011                             $11.15788        $10.95291              0
   01/01/2012 to 12/31/2012                             $10.95291        $12.30209              0
   01/01/2013 to 12/31/2013                             $12.30209        $16.37416              0
   01/01/2014 to 12/31/2014                             $16.37416        $17.48455              0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                             $10.06253        $12.69666            625
   01/01/2010 to 12/31/2010                             $12.69666        $14.01036            543
   01/01/2011 to 12/31/2011                             $14.01036        $13.09087            275
   01/01/2012 to 12/31/2012                             $13.09087        $14.92040            309
   01/01/2013 to 12/31/2013                             $14.92040        $20.34909            114
   01/01/2014 to 12/31/2014                             $20.34909        $22.57081            204
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $10.00717        $12.67874            344
   01/01/2010 to 12/31/2010                             $12.67874        $14.80563            902
   01/01/2011 to 12/31/2011                             $14.80563        $14.30605            395
   01/01/2012 to 12/31/2012                             $14.30605        $15.66085            214
   01/01/2013 to 12/31/2013                             $15.66085        $20.86262             66
   01/01/2014 to 12/31/2014                             $20.86262        $22.49822            167
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                             $10.03375        $12.04953              0
   01/01/2010 to 12/31/2010                             $12.04953        $13.32622            245
   01/01/2011 to 12/31/2011                             $13.32622        $14.31727            108
   01/01/2012 to 12/31/2012                             $14.31727        $14.78850            124
   01/01/2013 to 12/31/2013                             $14.78850        $14.13219             37
   01/01/2014 to 12/31/2014                             $14.13219        $14.66120            131

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                              $10.07230        $13.32730             35
   01/01/2010 to 12/31/2010                              $13.32730        $14.56167            131
   01/01/2011 to 12/31/2011                              $14.56167        $13.75525             40
   01/01/2012 to 12/31/2012                              $13.75525        $16.50818             64
   01/01/2013 to 12/31/2013                              $16.50818        $20.54634             20
   01/01/2014 to 12/31/2014                              $20.54634        $20.76269             52
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.02809        $12.11704             89
   01/01/2010 to 12/31/2010                              $12.11704        $13.32654             57
   01/01/2011 to 12/31/2011                              $13.32654        $12.91833             41
   01/01/2012 to 12/31/2012                              $12.91833        $14.74859             36
   01/01/2013 to 12/31/2013                              $14.74859        $19.66114              0
   01/01/2014 to 12/31/2014                              $19.66114        $20.84216              0
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99794        $10.16448              0
   01/01/2013 to 12/31/2013                              $10.16448        $13.33192              0
   01/01/2014 to 12/31/2014                              $13.33192        $14.32875              0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $9.98574        $13.19325              0
   01/01/2010 to 12/31/2010                              $13.19325        $15.90270              0
   01/01/2011 to 12/31/2011                              $15.90270        $14.97267              0
   01/01/2012 to 12/31/2012                              $14.97267        $17.28766              0
   01/01/2013 to 12/31/2013                              $17.28766        $22.32258              0
   01/01/2014 to 12/31/2014                              $22.32258        $25.02599              0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                               $9.99953         $9.83880              0
   01/01/2010 to 12/31/2010                               $9.83880         $9.59652              1
   01/01/2011 to 12/31/2011                               $9.59652         $9.36043          2,369
   01/01/2012 to 12/31/2012                               $9.36043         $9.12800          2,673
   01/01/2013 to 12/31/2013                               $9.12800         $8.90088              0
   01/01/2014 to 12/31/2014                               $8.90088         $8.67962              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.13089        $13.67777              0
   01/01/2010 to 12/31/2010                              $13.67777        $16.46359              0
   01/01/2011 to 12/31/2011                              $16.46359        $15.65593              0
   01/01/2012 to 12/31/2012                              $15.65593        $17.88066              0
   01/01/2013 to 12/31/2013                              $17.88066        $24.76088              0
   01/01/2014 to 12/31/2014                              $24.76088        $27.58605              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02784        $10.05590              0
   01/01/2012 to 12/31/2012                              $10.05590        $10.28313              0
   01/01/2013 to 12/31/2013                              $10.28313         $9.74332              0
   01/01/2014 to 12/31/2014                               $9.74332         $9.99027              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $9.97665        $12.32814              0
   01/01/2010 to 12/31/2010                              $12.32814        $15.46924              0
   01/01/2011 to 12/31/2011                              $15.46924        $15.33952              0
   01/01/2012 to 12/31/2012                              $15.33952        $16.80951              0
   01/01/2013 to 12/31/2013                              $16.80951        $21.73715              0
   01/01/2014 to 12/31/2014                              $21.73715        $22.87941              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $9.93448        $12.03198              0
   01/01/2010 to 12/31/2010                              $12.03198        $14.11087              0
   01/01/2011 to 04/29/2011                              $14.11087        $15.78352              0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99794        $10.26415              0
   01/01/2013 to 12/31/2013                              $10.26415        $11.90209              0
   01/01/2014 to 12/31/2014                              $11.90209        $12.20247              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                            $10.05426        $14.75366               0
   01/01/2010 to 12/31/2010                            $14.75366        $17.59101             662
   01/01/2011 to 12/31/2011                            $17.59101        $13.67653             285
   01/01/2012 to 12/31/2012                            $13.67653        $15.72695              97
   01/01/2013 to 12/31/2013                            $15.72695        $15.37006              34
   01/01/2014 to 12/31/2014                            $15.37006        $14.28582             112
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.99043        $10.45317               0
   01/01/2010 to 12/31/2010                            $10.45317        $10.59058               0
   01/01/2011 to 12/31/2011                            $10.59058        $10.55994               0
   01/01/2012 to 12/31/2012                            $10.55994        $10.78039               0
   01/01/2013 to 12/31/2013                            $10.78039        $10.28382               0
   01/01/2014 to 12/31/2014                            $10.28382        $10.01822               0
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.98230        $11.01889           1,185
   01/01/2010 to 12/31/2010                            $11.01889        $11.57418           3,102
   01/01/2011 to 12/31/2011                            $11.57418        $11.64560           1,313
   01/01/2012 to 12/31/2012                            $11.64560        $12.41404             906
   01/01/2013 to 12/31/2013                            $12.41404        $11.88287             168
   01/01/2014 to 12/31/2014                            $11.88287        $12.07770             601
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                            $10.02086        $11.57373           5,424
   01/01/2010 to 12/31/2010                            $11.57373        $12.47913           8,749
   01/01/2011 to 12/31/2011                            $12.47913        $12.29047           4,021
   01/01/2012 to 12/31/2012                            $12.29047        $13.22763           5,528
   01/01/2013 to 12/31/2013                            $13.22763        $14.08691           1,522
   01/01/2014 to 12/31/2014                            $14.08691        $14.52997           3,004
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01785        $10.05579               0
   01/01/2012 to 12/31/2012                            $10.05579        $10.50254               0
   01/01/2013 to 12/31/2013                            $10.50254        $10.00449               0
   01/01/2014 to 12/31/2014                            $10.00449        $10.34703               0
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                             $9.98504        $12.12161          11,707
   01/01/2010 to 12/31/2010                            $12.12161        $14.06854          13,710
   01/01/2011 to 12/31/2011                            $14.06854        $12.86659           4,944
   01/01/2012 to 12/31/2012                            $12.86659        $14.16710           6,205
   01/01/2013 to 12/31/2013                            $14.16710        $16.16694           2,279
   01/01/2014 to 12/31/2014                            $16.16694        $17.21492           4,789
--------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                            $10.07703        $12.76997               0
   01/01/2010 to 12/31/2010                            $12.76997        $14.32660           1,788
   01/01/2011 to 12/31/2011                            $14.32660        $14.45398           1,043
   01/01/2012 to 12/31/2012                            $14.45398        $16.74435             791
   01/01/2013 to 12/31/2013                            $16.74435        $21.62294               0
   01/01/2014 to 12/31/2014                            $21.62294        $24.71475               0
--------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                            $9.99793         $8.84900               0
   01/01/2012 to 12/31/2012                             $8.84900         $9.76391               0
   01/01/2013 to 12/31/2013                             $9.76391        $11.65363               0
   01/01/2014 to 12/31/2014                            $11.65363        $12.10252               0
--------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                            $10.03974        $11.90339          15,872
   01/01/2010 to 12/31/2010                            $11.90339        $12.99092          25,474
   01/01/2011 to 12/31/2011                            $12.99092        $12.43824          11,478
   01/01/2012 to 12/31/2012                            $12.43824        $13.37548          12,678
   01/01/2013 to 12/31/2013                            $13.37548        $14.66532           3,599
   01/01/2014 to 12/31/2014                            $14.66532        $15.03549          10,732

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                $10.05229        $12.30764           2,269
   01/01/2010 to 12/31/2010                                $12.30764        $13.72300           2,651
   01/01/2011 to 12/31/2011                                $13.72300        $13.06262           1,030
   01/01/2012 to 12/31/2012                                $13.06262        $14.76290           1,202
   01/01/2013 to 12/31/2013                                $14.76290        $16.99579             376
   01/01/2014 to 12/31/2014                                $16.99579        $17.47350             948
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                $10.08069        $12.34977           2,800
   01/01/2010 to 12/31/2010                                $12.34977        $13.46536           4,658
   01/01/2011 to 12/31/2011                                $13.46536        $12.68712           1,628
   01/01/2012 to 12/31/2012                                $12.68712        $13.74885           1,837
   01/01/2013 to 12/31/2013                                $13.74885        $15.33764             444
   01/01/2014 to 12/31/2014                                $15.33764        $15.41025           1,348
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                 $9.98051        $12.94633             836
   01/01/2010 to 12/31/2010                                $12.94633        $16.73340             733
   01/01/2011 to 12/31/2011                                $16.73340        $14.17824               0
   01/01/2012 to 12/31/2012                                $14.17824        $16.60035               0
   01/01/2013 to 12/31/2013                                $16.60035        $22.79422               0
   01/01/2014 to 12/31/2014                                $22.79422        $23.32558               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $10.00819        $13.09676               0
   01/01/2010 to 12/31/2010                                $13.09676        $17.42232               0
   01/01/2011 to 12/31/2011                                $17.42232        $16.82342               0
   01/01/2012 to 12/31/2012                                $16.82342        $18.40167               0
   01/01/2013 to 12/31/2013                                $18.40167        $24.25586               0
   01/01/2014 to 12/31/2014                                $24.25586        $24.55591               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                 $9.97547        $12.90470               0
   01/01/2010 to 12/31/2010                                $12.90470        $15.85506               0
   01/01/2011 to 12/31/2011                                $15.85506        $14.53725               0
   01/01/2012 to 12/31/2012                                $14.53725        $16.74953               0
   01/01/2013 to 12/31/2013                                $16.74953        $22.44208               0
   01/01/2014 to 12/31/2014                                $22.44208        $23.03688               0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                $10.03822        $12.11116          10,565
   01/01/2010 to 12/31/2010                                $12.11116        $13.17238          12,948
   01/01/2011 to 12/31/2011                                $13.17238        $13.10014           5,945
   01/01/2012 to 12/31/2012                                $13.10014        $14.49785           1,595
   01/01/2013 to 12/31/2013                                $14.49785        $16.51718             345
   01/01/2014 to 12/31/2014                                $16.51718        $17.05358           1,079
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                                $10.09998        $12.86715             366
   01/01/2010 to 12/31/2010                                $12.86715        $14.20902             309
   01/01/2011 to 12/31/2011                                $14.20902        $13.62906             179
   01/01/2012 to 12/31/2012                                $13.62906        $15.58217             193
   01/01/2013 to 12/31/2013                                $15.58217        $19.70553              58
   01/01/2014 to 12/31/2014                                $19.70553        $20.65037             160
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                 $9.98683        $13.12270               0
   01/01/2010 to 12/31/2010                                $13.12270        $14.81973             285
   01/01/2011 to 12/31/2011                                $14.81973        $14.20678              85
   01/01/2012 to 12/31/2012                                $14.20678        $16.28869             122
   01/01/2013 to 12/31/2013                                $16.28869        $22.87688              33
   01/01/2014 to 12/31/2014                                $22.87688        $24.16970             101

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                                 $10.30092        $13.71560           1,403
   01/01/2010 to 12/31/2010                                 $13.71560        $16.11038           2,705
   01/01/2011 to 12/31/2011                                 $16.11038        $13.36655             935
   01/01/2012 to 12/31/2012                                 $13.36655        $13.50487           1,010
   01/01/2013 to 12/31/2013                                 $13.50487        $15.19455              88
   01/01/2014 to 12/31/2014                                 $15.19455        $13.57767             232
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                                 $10.01723        $11.07312             230
   01/01/2010 to 12/31/2010                                 $11.07312        $11.41799             873
   01/01/2011 to 12/31/2011                                 $11.41799        $11.59382             393
   01/01/2012 to 12/31/2012                                 $11.59382        $11.89578             108
   01/01/2013 to 12/31/2013                                 $11.89578        $11.16450               0
   01/01/2014 to 12/31/2014                                 $11.16450        $10.94739               0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                 $10.06162        $12.72682          12,519
   01/01/2010 to 12/31/2010                                 $12.72682        $14.22692           5,868
   01/01/2011 to 12/31/2011                                 $14.22692        $13.39426          14,685
   01/01/2012 to 12/31/2012                                 $13.39426        $14.49827          11,592
   01/01/2013 to 12/31/2013                                 $14.49827        $17.03647           3,070
   01/01/2014 to 12/31/2014                                 $17.03647        $17.52718          10,637
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.98898        $10.72640              24
   01/01/2010 to 12/31/2010                                 $10.72640        $11.27536             105
   01/01/2011 to 12/31/2011                                 $11.27536        $11.65803              47
   01/01/2012 to 12/31/2012                                 $11.65803        $12.26034              82
   01/01/2013 to 12/31/2013                                 $12.26034        $11.77700              29
   01/01/2014 to 12/31/2014                                 $11.77700        $12.31072              92
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                 $10.07048        $12.78880           4,000
   01/01/2010 to 12/31/2010                                 $12.78880        $13.74797           7,102
   01/01/2011 to 12/31/2011                                 $13.74797        $13.18268           3,302
   01/01/2012 to 09/21/2012                                 $13.18268        $14.67753               0



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97023        $10.55993           170,979
   01/01/2007 to 12/31/2007                              $10.55993        $11.36107           590,850
   01/01/2008 to 12/31/2008                              $11.36107         $7.63028         2,766,485
   01/01/2009 to 12/31/2009                               $7.63028         $9.34859        14,904,372
   01/01/2010 to 12/31/2010                               $9.34859        $10.31243        20,023,823
   01/01/2011 to 12/31/2011                              $10.31243         $9.89009        15,924,672
   01/01/2012 to 12/31/2012                               $9.89009        $10.96824        17,989,522
   01/01/2013 to 12/31/2013                              $10.96824        $11.88394        16,308,571
   01/01/2014 to 12/31/2014                              $11.88394        $12.15543        14,221,492

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                             $9.98895        $10.50357            62,847
   01/01/2007 to 12/31/2007                            $10.50357        $11.33129           160,719
   01/01/2008 to 12/31/2008                            $11.33129         $7.83651         1,736,431
   01/01/2009 to 12/31/2009                             $7.83651         $9.74357         9,538,287
   01/01/2010 to 12/31/2010                             $9.74357        $10.91538        12,264,550
   01/01/2011 to 12/31/2011                            $10.91538        $10.76640        10,002,302
   01/01/2012 to 12/31/2012                            $10.76640        $12.05491        11,353,527
   01/01/2013 to 12/31/2013                            $12.05491        $13.84312        11,185,176
   01/01/2014 to 12/31/2014                            $13.84312        $14.47156        10,251,150
--------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                             $9.98458        $11.03890             5,812
   01/01/2007 to 12/31/2007                            $11.03890        $10.86336            28,824
   01/01/2008 to 12/31/2008                            $10.86336         $6.98402            66,054
   01/01/2009 to 12/31/2009                             $6.98402         $8.10380           370,098
   01/01/2010 to 12/31/2010                             $8.10380         $9.08951           533,317
   01/01/2011 to 12/31/2011                             $9.08951         $9.27515           365,511
   01/01/2012 to 05/04/2012                             $9.27515        $10.08400                 0
--------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99878        $10.11057                 0
   01/01/2014 to 12/31/2014                            $10.11057         $9.64981                 0
--------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99878        $11.65113                 0
   01/01/2014 to 12/31/2014                            $11.65113        $12.99059                 0
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97964        $10.51630            46,367
   01/01/2007 to 12/31/2007                            $10.51630        $11.30038           198,458
   01/01/2008 to 12/31/2008                            $11.30038         $7.93788         3,217,125
   01/01/2009 to 12/31/2009                             $7.93788         $9.64261        22,396,485
   01/01/2010 to 12/31/2010                             $9.64261        $10.66999        27,481,570
   01/01/2011 to 12/31/2011                            $10.66999        $10.38471        23,079,991
   01/01/2012 to 12/31/2012                            $10.38471        $11.50742        25,587,449
   01/01/2013 to 12/31/2013                            $11.50742        $13.33818        24,454,242
   01/01/2014 to 12/31/2014                            $13.33818        $13.99825        21,907,395
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99878         $9.17771           355,070
   01/01/2012 to 12/31/2012                             $9.17771        $10.11758           779,818
   01/01/2013 to 12/31/2013                            $10.11758        $11.04981           819,691
   01/01/2014 to 12/31/2014                            $11.04981        $11.41945           715,339
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99878        $10.51269            16,207
   01/01/2014 to 12/31/2014                            $10.51269        $10.72788            78,980
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/13/2009* to 12/31/2009                           $10.00000        $10.30277             4,566
   01/01/2010 to 12/31/2010                            $10.30277        $11.54366            37,715
   01/01/2011 to 12/31/2011                            $11.54366        $10.70544            34,557
   01/01/2012 to 12/31/2012                            $10.70544        $11.94282            52,303
   01/01/2013 to 12/31/2013                            $11.94282        $15.46451            58,033
   01/01/2014 to 12/31/2014                            $15.46451        $16.80005            69,183
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97994        $10.61841           277,140
   01/01/2007 to 12/31/2007                            $10.61841        $11.47849           819,560
   01/01/2008 to 12/31/2008                            $11.47849         $7.35768         3,324,007
   01/01/2009 to 12/31/2009                             $7.35768         $9.08512        27,766,949
   01/01/2010 to 12/31/2010                             $9.08512        $10.14802        35,672,651
   01/01/2011 to 12/31/2011                            $10.14802         $9.75559        25,060,857
   01/01/2012 to 12/31/2012                             $9.75559        $10.93015        30,373,528
   01/01/2013 to 12/31/2013                            $10.93015        $13.21096        32,827,447
   01/01/2014 to 12/31/2014                            $13.21096        $13.92614        31,699,219

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99878        $11.68047            98,712
   01/01/2014 to 12/31/2014                                      $11.68047        $13.07408           154,792
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                                       $9.88721        $12.13324             1,450
   01/01/2007 to 12/31/2007                                      $12.13324         $9.56982            15,626
   01/01/2008 to 12/31/2008                                       $9.56982         $6.12347            21,438
   01/01/2009 to 12/31/2009                                       $6.12347         $7.95926           200,555
   01/01/2010 to 12/31/2010                                       $7.95926        $10.09166           270,184
   01/01/2011 to 12/31/2011                                      $10.09166        $10.59795           176,026
   01/01/2012 to 12/31/2012                                      $10.59795        $12.04361           227,716
   01/01/2013 to 12/31/2013                                      $12.04361        $12.23736           212,823
   01/01/2014 to 12/31/2014                                      $12.23736        $15.78363           196,150
------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.98305        $10.46876             2,365
   01/01/2007 to 12/31/2007                                      $10.46876         $8.48077             9,211
   01/01/2008 to 07/18/2008                                       $8.48077         $7.77774                 0
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99878         $9.70095            23,559
   01/01/2014 to 12/31/2014                                       $9.70095        $10.04521            93,165
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99878        $10.53957            54,126
   01/01/2007 to 12/31/2007                                      $10.53957        $11.27155           137,149
   01/01/2008 to 12/31/2008                                      $11.27155         $7.27517           652,738
   01/01/2009 to 12/31/2009                                       $7.27517         $8.87719         4,414,396
   01/01/2010 to 12/31/2010                                       $8.87719        $10.00230         5,646,340
   01/01/2011 to 12/31/2011                                      $10.00230         $9.70641         4,475,561
   01/01/2012 to 12/31/2012                                       $9.70641        $10.57978         5,341,343
   01/01/2013 to 12/31/2013                                      $10.57978        $11.96203         5,239,113
   01/01/2014 to 12/31/2014                                      $11.96203        $12.15669         4,896,462
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10365         $7.51563           101,423
   01/01/2009 to 12/31/2009                                       $7.51563         $8.97650         2,014,143
   01/01/2010 to 12/31/2010                                       $8.97650        $10.02218         2,650,510
   01/01/2011 to 12/31/2011                                      $10.02218         $9.63018         2,170,558
   01/01/2012 to 12/31/2012                                       $9.63018        $10.78143         2,777,643
   01/01/2013 to 12/31/2013                                      $10.78143        $12.66415         3,256,432
   01/01/2014 to 12/31/2014                                      $12.66415        $13.19051         3,467,589
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99878         $7.47907           140,683
   01/01/2009 to 11/13/2009                                       $7.47907         $8.37764                 0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99878        $10.76085        12,091,050
   01/01/2013 to 12/31/2013                                      $10.76085        $13.19628        12,343,286
   01/01/2014 to 12/31/2014                                      $13.19628        $13.41442        10,957,355
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99878        $10.82956           621,996
   01/01/2014 to 12/31/2014                                      $10.82956        $10.94259         1,019,707
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17546         $6.11844             4,684
   01/01/2009 to 12/31/2009                                       $6.11844         $8.14381            88,087
   01/01/2010 to 12/31/2010                                       $8.14381         $9.64413           130,111
   01/01/2011 to 12/31/2011                                       $9.64413         $9.02305            99,845
   01/01/2012 to 12/31/2012                                       $9.02305        $11.27234           131,505
   01/01/2013 to 12/31/2013                                      $11.27234        $11.58862           135,181
   01/01/2014 to 12/31/2014                                      $11.58862        $13.00698           112,616

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.93514        $10.26599            1,534
   01/01/2007 to 12/31/2007                           $10.26599        $11.52872           21,726
   01/01/2008 to 12/31/2008                           $11.52872         $6.78433           30,727
   01/01/2009 to 12/31/2009                            $6.78433         $9.98592          303,957
   01/01/2010 to 12/31/2010                            $9.98592        $10.85057          740,197
   01/01/2011 to 12/31/2011                           $10.85057        $10.26731          440,783
   01/01/2012 to 12/31/2012                           $10.26731        $12.11480          489,424
   01/01/2013 to 12/31/2013                           $12.11480        $15.48538          471,137
   01/01/2014 to 02/07/2014                           $15.48538        $15.23688                0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.96074        $11.04934            2,065
   01/01/2007 to 12/31/2007                           $11.04934        $11.44345           15,098
   01/01/2008 to 12/31/2008                           $11.44345         $6.68664           30,819
   01/01/2009 to 12/31/2009                            $6.68664         $7.85195          532,951
   01/01/2010 to 12/31/2010                            $7.85195         $8.73274          879,907
   01/01/2011 to 12/31/2011                            $8.73274         $8.12897          615,982
   01/01/2012 to 12/31/2012                            $8.12897         $9.58378          974,497
   01/01/2013 to 12/31/2013                            $9.58378        $12.60920        1,134,305
   01/01/2014 to 12/31/2014                           $12.60920        $14.05419        1,054,235
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.95813         $9.88034            1,218
   01/01/2007 to 12/31/2007                            $9.88034        $11.61687           21,627
   01/01/2008 to 12/31/2008                           $11.61687         $6.77623           32,682
   01/01/2009 to 12/31/2009                            $6.77623        $10.48781          305,236
   01/01/2010 to 12/31/2010                           $10.48781        $12.38123          399,189
   01/01/2011 to 12/31/2011                           $12.38123        $11.83537          322,143
   01/01/2012 to 12/31/2012                           $11.83537        $13.94732          410,445
   01/01/2013 to 12/31/2013                           $13.94732        $18.16471          488,775
   01/01/2014 to 12/31/2014                           $18.16471        $19.95920          409,983
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                          $10.08932         $7.62474          322,770
   01/01/2009 to 12/31/2009                            $7.62474         $9.26866        5,059,393
   01/01/2010 to 12/31/2010                            $9.26866        $10.19072        6,648,858
   01/01/2011 to 12/31/2011                           $10.19072         $9.98931        5,817,980
   01/01/2012 to 12/31/2012                            $9.98931        $10.83837        6,410,498
   01/01/2013 to 12/31/2013                           $10.83837        $11.72689        5,935,357
   01/01/2014 to 12/31/2014                           $11.72689        $12.02047        5,116,636
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                          $10.03366         $7.64561            7,451
   01/01/2009 to 12/31/2009                            $7.64561         $9.55496          324,086
   01/01/2010 to 12/31/2010                            $9.55496        $11.93357          460,281
   01/01/2011 to 12/31/2011                           $11.93357        $11.91052          322,577
   01/01/2012 to 12/31/2012                           $11.91052        $13.57541          479,630
   01/01/2013 to 12/31/2013                           $13.57541        $18.56597          528,738
   01/01/2014 to 12/31/2014                           $18.56597        $19.60819          463,565
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.94947        $11.03138            1,440
   01/01/2007 to 12/31/2007                           $11.03138        $10.99566           28,135
   01/01/2008 to 12/31/2008                           $10.99566         $6.79217           39,347
   01/01/2009 to 12/31/2009                            $6.79217         $7.91375           62,484
   01/01/2010 to 12/31/2010                            $7.91375         $8.76694          116,894
   01/01/2011 to 12/31/2011                            $8.76694         $8.59508          192,012
   01/01/2012 to 12/31/2012                            $8.59508         $9.60272          343,027
   01/01/2013 to 12/31/2013                            $9.60272        $12.73700          381,221
   01/01/2014 to 12/31/2014                           $12.73700        $12.74433          383,737

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                              $9.99878        $10.57993              568
   01/01/2007 to 12/31/2007                             $10.57993        $10.68144           10,054
   01/01/2008 to 12/31/2008                             $10.68144         $7.83540            8,093
   01/01/2009 to 12/31/2009                              $7.83540        $10.46419          176,700
   01/01/2010 to 12/31/2010                             $10.46419        $11.70145          234,276
   01/01/2011 to 12/31/2011                             $11.70145        $11.89455          199,952
   01/01/2012 to 12/31/2012                             $11.89455        $13.34449          291,634
   01/01/2013 to 12/31/2013                             $13.34449        $14.09138          297,962
   01/01/2014 to 12/31/2014                             $14.09138        $14.23830          222,492
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                             $9.99230        $10.61918            6,597
   01/01/2007 to 12/31/2007                             $10.61918        $12.45473           21,051
   01/01/2008 to 12/31/2008                             $12.45473         $6.10680           45,666
   01/01/2009 to 12/31/2009                              $6.10680         $8.13975          275,645
   01/01/2010 to 12/31/2010                              $8.13975         $9.18212          442,472
   01/01/2011 to 12/31/2011                              $9.18212         $7.87741          337,483
   01/01/2012 to 12/31/2012                              $7.87741         $9.34153          410,303
   01/01/2013 to 12/31/2013                              $9.34153        $10.95737          469,523
   01/01/2014 to 12/31/2014                             $10.95737        $10.19900          405,674
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01044        $10.88251            2,199
   01/01/2007 to 12/31/2007                             $10.88251        $12.62967           26,389
   01/01/2008 to 12/31/2008                             $12.62967         $6.96767           31,240
   01/01/2009 to 12/31/2009                              $6.96767         $8.95840          130,344
   01/01/2010 to 12/31/2010                              $8.95840         $9.80419          240,306
   01/01/2011 to 12/31/2011                              $9.80419         $8.44724          200,202
   01/01/2012 to 12/31/2012                              $8.44724         $9.71020          254,409
   01/01/2013 to 12/31/2013                              $9.71020        $11.42914          284,174
   01/01/2014 to 12/31/2014                             $11.42914        $10.50540          249,471
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11184         $7.14813          315,470
   01/01/2009 to 12/31/2009                              $7.14813         $8.92055        5,017,948
   01/01/2010 to 12/31/2010                              $8.92055        $10.00306        6,889,635
   01/01/2011 to 12/31/2011                             $10.00306         $9.79933        5,414,890
   01/01/2012 to 12/31/2012                              $9.79933        $10.96573        6,450,220
   01/01/2013 to 12/31/2013                             $10.96573        $12.56267        6,362,979
   01/01/2014 to 12/31/2014                             $12.56267        $13.16471        5,746,809
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99878        $10.59589            1,310
   01/01/2007 to 12/31/2007                             $10.59589        $11.42390           27,922
   01/01/2008 to 12/31/2008                             $11.42390         $6.59757           61,851
   01/01/2009 to 12/31/2009                              $6.59757         $8.83238          655,709
   01/01/2010 to 12/31/2010                              $8.83238         $9.32582          917,003
   01/01/2011 to 12/31/2011                              $9.32582         $8.34746          612,842
   01/01/2012 to 12/31/2012                              $8.34746        $10.02572          782,086
   01/01/2013 to 12/31/2013                             $10.02572        $11.39477          926,934
   01/01/2014 to 12/31/2014                             $11.39477        $10.51178          936,913
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96743        $10.55233            4,567
   01/01/2007 to 12/31/2007                             $10.55233        $10.59752           21,384
   01/01/2008 to 12/31/2008                             $10.59752         $8.60156          771,896
   01/01/2009 to 12/31/2009                              $8.60156        $10.34049        2,734,431
   01/01/2010 to 12/31/2010                             $10.34049        $10.93339        3,090,856
   01/01/2011 to 12/31/2011                             $10.93339        $10.79715        2,541,355
   01/01/2012 to 12/31/2012                             $10.79715        $11.77764        3,108,132
   01/01/2013 to 12/31/2013                             $11.77764        $12.88377        3,007,569
   01/01/2014 to 12/31/2014                             $12.88377        $13.38501        2,805,564

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/13/2009* to 12/31/2009                       $10.00000        $10.29296           3,086
   01/01/2010 to 12/31/2010                        $10.29296        $11.28842          33,296
   01/01/2011 to 12/31/2011                        $11.28842        $11.19543          34,290
   01/01/2012 to 12/31/2012                        $11.19543        $12.70486          77,498
   01/01/2013 to 12/31/2013                        $12.70486        $17.08522          93,809
   01/01/2014 to 12/31/2014                        $17.08522        $18.43253         133,126
----------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.96010        $11.02741           1,508
   01/01/2007 to 12/31/2007                        $11.02741        $10.53913          17,111
   01/01/2008 to 12/31/2008                        $10.53913         $6.07526          22,542
   01/01/2009 to 12/31/2009                         $6.07526         $7.14882         156,512
   01/01/2010 to 12/31/2010                         $7.14882         $7.97004         244,613
   01/01/2011 to 12/31/2011                         $7.97004         $7.52387         188,784
   01/01/2012 to 12/31/2012                         $7.52387         $8.66421         213,275
   01/01/2013 to 12/31/2013                         $8.66421        $11.93878         306,610
   01/01/2014 to 12/31/2014                        $11.93878        $13.37925         277,994
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94825        $10.23084           3,437
   01/01/2007 to 12/31/2007                        $10.23084        $11.58722          50,945
   01/01/2008 to 12/31/2008                        $11.58722         $6.43168          97,076
   01/01/2009 to 12/31/2009                         $6.43168         $8.22245         538,455
   01/01/2010 to 12/31/2010                         $8.22245         $9.70112         593,324
   01/01/2011 to 12/31/2011                         $9.70112         $9.47069         499,957
   01/01/2012 to 12/31/2012                         $9.47069        $10.47506         606,800
   01/01/2013 to 12/31/2013                        $10.47506        $14.09869         573,170
   01/01/2014 to 12/31/2014                        $14.09869        $15.36131         997,899
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99878        $10.49407             786
   01/01/2007 to 12/31/2007                        $10.49407        $10.96754          25,444
   01/01/2008 to 12/31/2008                        $10.96754         $8.29284          45,383
   01/01/2009 to 12/31/2009                         $8.29284        $10.99748         166,979
   01/01/2010 to 12/31/2010                        $10.99748        $12.28850         198,384
   01/01/2011 to 12/31/2011                        $12.28850        $13.33842         287,491
   01/01/2012 to 12/31/2012                        $13.33842        $13.92024         446,360
   01/01/2013 to 12/31/2013                        $13.92024        $13.44019         477,334
   01/01/2014 to 12/31/2014                        $13.44019        $14.08757         609,403
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96031        $11.11912               0
   01/01/2007 to 12/31/2007                        $11.11912        $11.98384           9,001
   01/01/2008 to 12/31/2008                        $11.98384         $7.79348          26,255
   01/01/2009 to 12/31/2009                         $7.79348        $10.09751         257,117
   01/01/2010 to 12/31/2010                        $10.09751        $11.14683         465,697
   01/01/2011 to 12/31/2011                        $11.14683        $10.63837         285,922
   01/01/2012 to 12/31/2012                        $10.63837        $12.89979         405,711
   01/01/2013 to 12/31/2013                        $12.89979        $16.22135         541,541
   01/01/2014 to 12/31/2014                        $16.22135        $16.56179         687,920
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93189        $10.39722               0
   01/01/2007 to 12/31/2007                        $10.39722        $11.79034           4,187
   01/01/2008 to 12/31/2008                        $11.79034         $7.39900          18,910
   01/01/2009 to 12/31/2009                         $7.39900         $9.06133         105,565
   01/01/2010 to 12/31/2010                         $9.06133        $10.06879         451,773
   01/01/2011 to 12/31/2011                        $10.06879         $9.86114         248,819
   01/01/2012 to 12/31/2012                         $9.86114        $11.37499         184,024
   01/01/2013 to 12/31/2013                        $11.37499        $15.32063         171,884
   01/01/2014 to 12/31/2014                        $15.32063        $16.40889         155,761

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99878        $10.20344            3,656
   01/01/2013 to 12/31/2013                              $10.20344        $13.52129           26,933
   01/01/2014 to 12/31/2014                              $13.52129        $14.68262           90,005
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                               $9.92921        $10.41714            2,741
   01/01/2007 to 12/31/2007                              $10.41714        $10.54484            7,581
   01/01/2008 to 12/31/2008                              $10.54484         $6.42811            7,428
   01/01/2009 to 12/31/2009                               $6.42811         $8.79579           52,583
   01/01/2010 to 12/31/2010                               $8.79579        $10.71178           85,350
   01/01/2011 to 12/31/2011                              $10.71178        $10.18940           92,042
   01/01/2012 to 12/31/2012                              $10.18940        $11.88679          114,679
   01/01/2013 to 12/31/2013                              $11.88679        $15.50742          152,046
   01/01/2014 to 12/31/2014                              $15.50742        $17.56527           83,367
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                              $9.99995        $10.22148           54,230
   01/01/2007 to 12/31/2007                              $10.22148        $10.56348          116,188
   01/01/2008 to 12/31/2008                              $10.56348        $10.66843          910,801
   01/01/2009 to 12/31/2009                              $10.66843        $10.53641        1,680,232
   01/01/2010 to 12/31/2010                              $10.53641        $10.38330        1,553,217
   01/01/2011 to 12/31/2011                              $10.38330        $10.23237        2,091,652
   01/01/2012 to 12/31/2012                              $10.23237        $10.08177        1,797,133
   01/01/2013 to 12/31/2013                              $10.08177         $9.93241        1,240,359
   01/01/2014 to 12/31/2014                               $9.93241         $9.78601        1,247,583
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03591        $10.17364              596
   01/01/2007 to 12/31/2007                              $10.17364        $10.34028           13,071
   01/01/2008 to 12/31/2008                              $10.34028         $5.88237           25,614
   01/01/2009 to 12/31/2009                               $5.88237         $8.15096          451,654
   01/01/2010 to 12/31/2010                               $8.15096         $9.91264          599,103
   01/01/2011 to 12/31/2011                               $9.91264         $9.52368          411,994
   01/01/2012 to 12/31/2012                               $9.52368        $10.98985          620,202
   01/01/2013 to 12/31/2013                              $10.98985        $15.37586          720,835
   01/01/2014 to 12/31/2014                              $15.37586        $17.30744          641,690
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02869        $10.07378           14,489
   01/01/2012 to 12/31/2012                              $10.07378        $10.40835           38,806
   01/01/2013 to 12/31/2013                              $10.40835         $9.96405           87,755
   01/01/2014 to 12/31/2014                               $9.96405        $10.32244          141,587
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96516        $10.21663              288
   01/01/2007 to 12/31/2007                              $10.21663        $12.29972           28,449
   01/01/2008 to 12/31/2008                              $12.29972         $6.88496           29,568
   01/01/2009 to 12/31/2009                               $6.88496         $8.80389          312,516
   01/01/2010 to 12/31/2010                               $8.80389        $11.16124          485,870
   01/01/2011 to 12/31/2011                              $11.16124        $11.18202          318,566
   01/01/2012 to 12/31/2012                              $11.18202        $12.38071          493,825
   01/01/2013 to 12/31/2013                              $12.38071        $16.17546          533,968
   01/01/2014 to 12/31/2014                              $16.17546        $17.20161          477,810
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98819         $9.46047            1,241
   01/01/2007 to 12/31/2007                               $9.46047        $11.06423            3,251
   01/01/2008 to 12/31/2008                              $11.06423         $6.26360            6,907
   01/01/2009 to 12/31/2009                               $6.26360         $7.56354           97,328
   01/01/2010 to 12/31/2010                               $7.56354         $8.96219          132,170
   01/01/2011 to 04/29/2011                               $8.96219        $10.05822                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99878        $10.33587          458,278
   01/01/2013 to 12/31/2013                              $10.33587        $12.10927          448,242
   01/01/2014 to 12/31/2014                              $12.10927        $12.54341          470,137

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                           $10.10152         $5.57838            14,700
   01/01/2009 to 12/31/2009                             $5.57838         $9.15161           743,913
   01/01/2010 to 12/31/2010                             $9.15161        $11.02430         1,470,174
   01/01/2011 to 12/31/2011                            $11.02430         $8.65975           952,040
   01/01/2012 to 12/31/2012                             $8.65975        $10.06126         1,031,146
   01/01/2013 to 12/31/2013                            $10.06126         $9.93469         1,097,041
   01/01/2014 to 12/31/2014                             $9.93469         $9.32944           887,343
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                             $9.98038        $10.18291               888
   01/01/2007 to 12/31/2007                            $10.18291        $10.71370            24,731
   01/01/2008 to 12/31/2008                            $10.71370        $10.67302            59,628
   01/01/2009 to 12/31/2009                            $10.67302        $11.59095           265,994
   01/01/2010 to 12/31/2010                            $11.59095        $11.86479           299,753
   01/01/2011 to 12/31/2011                            $11.86479        $11.95240           258,790
   01/01/2012 to 12/31/2012                            $11.95240        $12.32842           309,319
   01/01/2013 to 12/31/2013                            $12.32842        $11.88219           294,666
   01/01/2014 to 12/31/2014                            $11.88219        $11.69537           230,013
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                            $9.97143        $10.31569            14,094
   01/01/2007 to 12/31/2007                            $10.31569        $11.00674            51,669
   01/01/2008 to 12/31/2008                            $11.00674        $10.59906           357,774
   01/01/2009 to 12/31/2009                            $10.59906        $12.16820         3,220,380
   01/01/2010 to 12/31/2010                            $12.16820        $12.91362         4,925,040
   01/01/2011 to 12/31/2011                            $12.91362        $13.12736         3,845,025
   01/01/2012 to 12/31/2012                            $13.12736        $14.13877         4,825,223
   01/01/2013 to 12/31/2013                            $14.13877        $13.67387         4,663,978
   01/01/2014 to 12/31/2014                            $13.67387        $14.04184         4,067,015
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97936        $10.42920            12,622
   01/01/2007 to 12/31/2007                            $10.42920        $11.17019            62,214
   01/01/2008 to 12/31/2008                            $11.17019         $8.86059         1,896,364
   01/01/2009 to 12/31/2009                             $8.86059        $10.47883         9,843,396
   01/01/2010 to 12/31/2010                            $10.47883        $11.41546        11,664,036
   01/01/2011 to 12/31/2011                            $11.41546        $11.35900        11,315,793
   01/01/2012 to 12/31/2012                            $11.35900        $12.35189        12,363,647
   01/01/2013 to 12/31/2013                            $12.35189        $13.29032        10,388,864
   01/01/2014 to 12/31/2014                            $13.29032        $13.85018         8,999,370
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01870        $10.07372            17,766
   01/01/2012 to 12/31/2012                            $10.07372        $10.63032           121,118
   01/01/2013 to 12/31/2013                            $10.63032        $10.23100           195,354
   01/01/2014 to 12/31/2014                            $10.23100        $10.69075           297,028
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.99878        $10.31835           182,386
   01/01/2007 to 12/31/2007                            $10.31835        $11.32572           275,854
   01/01/2008 to 12/31/2008                            $11.32572         $6.61574         1,325,429
   01/01/2009 to 12/31/2009                             $6.61574         $8.21100        10,512,805
   01/01/2010 to 12/31/2010                             $8.21100         $9.62824        14,142,540
   01/01/2011 to 12/31/2011                             $9.62824         $8.89662         9,469,011
   01/01/2012 to 12/31/2012                             $8.89662         $9.89749        11,869,245
   01/01/2013 to 12/31/2013                             $9.89749        $11.41147        12,191,818
   01/01/2014 to 12/31/2014                            $11.41147        $12.27686        11,438,176
--------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99878         $9.61680                 0
   01/01/2014 to 12/31/2014                             $9.61680         $9.24113                 0
--------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99878        $11.69074               118
   01/01/2014 to 12/31/2014                            $11.69074        $13.27356               117

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                                 $9.95101        $10.74401             2,114
   01/01/2007 to 12/31/2007                                $10.74401        $10.80475            15,163
   01/01/2008 to 12/31/2008                                $10.80475         $6.52358            18,756
   01/01/2009 to 12/31/2009                                 $6.52358         $7.82975            67,797
   01/01/2010 to 12/31/2010                                 $7.82975         $8.87493            73,005
   01/01/2011 to 12/31/2011                                 $8.87493         $9.04620            89,383
   01/01/2012 to 12/31/2012                                 $9.04620        $10.58828           138,418
   01/01/2013 to 12/31/2013                                $10.58828        $13.81472           207,868
   01/01/2014 to 12/31/2014                                $13.81472        $15.95344           225,092
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99878         $8.91039                 0
   01/01/2012 to 12/31/2012                                 $8.91039         $9.93353                 0
   01/01/2013 to 12/31/2013                                 $9.93353        $11.97880                 0
   01/01/2014 to 12/31/2014                                $11.97880        $12.56898                 0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08114         $7.35525           413,548
   01/01/2009 to 12/31/2009                                 $7.35525         $8.94137         6,882,786
   01/01/2010 to 12/31/2010                                 $8.94137         $9.85912         9,792,621
   01/01/2011 to 12/31/2011                                 $9.85912         $9.53718         7,957,109
   01/01/2012 to 12/31/2012                                 $9.53718        $10.36223         8,672,059
   01/01/2013 to 12/31/2013                                $10.36223        $11.47907         7,970,323
   01/01/2014 to 12/31/2014                                $11.47907        $11.89064         7,154,144
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09932         $6.70558           324,280
   01/01/2009 to 12/31/2009                                 $6.70558         $8.38031         7,617,744
   01/01/2010 to 12/31/2010                                 $8.38031         $9.44069        10,574,472
   01/01/2011 to 12/31/2011                                 $9.44069         $9.07919         7,378,512
   01/01/2012 to 12/31/2012                                 $9.07919        $10.36728         9,515,453
   01/01/2013 to 12/31/2013                                $10.36728        $12.05873         9,943,720
   01/01/2014 to 12/31/2014                                $12.05873        $12.52598         9,087,930
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98453        $10.58459               481
   01/01/2007 to 12/31/2007                                $10.58459        $11.35743            10,581
   01/01/2008 to 12/31/2008                                $11.35743         $7.81125           310,472
   01/01/2009 to 12/31/2009                                 $7.81125         $9.80559         6,946,641
   01/01/2010 to 12/31/2010                                 $9.80559        $10.80184        10,946,592
   01/01/2011 to 12/31/2011                                $10.80184        $10.28267         9,070,352
   01/01/2012 to 12/31/2012                                $10.28267        $11.25882        10,295,020
   01/01/2013 to 12/31/2013                                $11.25882        $12.68975        10,006,611
   01/01/2014 to 12/31/2014                                $12.68975        $12.88182         8,847,863
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99878         $9.96119               296
   01/01/2007 to 12/31/2007                                 $9.96119        $10.91355             5,389
   01/01/2008 to 12/31/2008                                $10.91355         $6.01124            16,033
   01/01/2009 to 12/31/2009                                 $6.01124         $7.85687           140,595
   01/01/2010 to 12/31/2010                                 $7.85687        $10.26015           216,541
   01/01/2011 to 12/31/2011                                $10.26015         $8.78323           281,728
   01/01/2012 to 12/31/2012                                 $8.78323        $10.39032           394,537
   01/01/2013 to 12/31/2013                                $10.39032        $14.41464           450,024
   01/01/2014 to 12/31/2014                                $14.41464        $14.90328           361,568

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                         $9.90526         $9.92515               399
   01/01/2007 to 12/31/2007                          $9.92515        $10.47696             1,784
   01/01/2008 to 12/31/2008                         $10.47696         $6.70943             3,546
   01/01/2009 to 12/31/2009                          $6.70943         $8.85160            82,944
   01/01/2010 to 12/31/2010                          $8.85160        $11.89669            93,361
   01/01/2011 to 12/31/2011                         $11.89669        $11.60630            86,222
   01/01/2012 to 12/31/2012                         $11.60630        $12.82686           105,810
   01/01/2013 to 12/31/2013                         $12.82686        $17.08234           158,814
   01/01/2014 to 12/31/2014                         $17.08234        $17.47271           131,319
-----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                          $9.99260        $10.47538               702
   01/01/2007 to 12/31/2007                         $10.47538         $9.74092            12,302
   01/01/2008 to 12/31/2008                          $9.74092         $6.74497            23,555
   01/01/2009 to 12/31/2009                          $6.74497         $8.43952           111,995
   01/01/2010 to 12/31/2010                          $8.43952        $10.47614           187,790
   01/01/2011 to 12/31/2011                         $10.47614         $9.70463           157,655
   01/01/2012 to 12/31/2012                          $9.70463        $11.29733           231,480
   01/01/2013 to 12/31/2013                         $11.29733        $15.29340           252,952
   01/01/2014 to 12/31/2014                         $15.29340        $15.86112           181,353
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                          $9.96831        $10.64270             9,282
   01/01/2007 to 12/31/2007                         $10.64270        $11.14764           137,153
   01/01/2008 to 12/31/2008                         $11.14764         $8.13342         1,576,971
   01/01/2009 to 12/31/2009                          $8.13342         $9.94750         9,680,800
   01/01/2010 to 12/31/2010                          $9.94750        $10.93099        12,003,305
   01/01/2011 to 12/31/2011                         $10.93099        $10.98328        10,212,898
   01/01/2012 to 12/31/2012                         $10.98328        $12.28116        11,639,544
   01/01/2013 to 12/31/2013                         $12.28116        $14.13649        11,660,547
   01/01/2014 to 12/31/2014                         $14.13649        $14.74644        10,860,645
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                          $9.95062        $11.08451             1,252
   01/01/2007 to 12/31/2007                         $11.08451        $10.53044            18,271
   01/01/2008 to 12/31/2008                         $10.53044         $6.02931            31,266
   01/01/2009 to 12/31/2009                          $6.02931         $7.35383           330,707
   01/01/2010 to 12/31/2010                          $7.35383         $8.20464           353,659
   01/01/2011 to 12/31/2011                          $8.20464         $7.95100           268,020
   01/01/2012 to 12/31/2012                          $7.95100         $9.18471           391,304
   01/01/2013 to 12/31/2013                          $9.18471        $11.73520           464,371
   01/01/2014 to 12/31/2014                         $11.73520        $12.42514           466,982
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                         $9.94030        $10.47951             6,774
   01/01/2007 to 12/31/2007                         $10.47951        $11.17409            15,067
   01/01/2008 to 12/31/2008                         $11.17409         $6.54278            28,591
   01/01/2009 to 12/31/2009                          $6.54278         $9.88646           726,259
   01/01/2010 to 12/31/2010                          $9.88646        $11.28037         1,069,777
   01/01/2011 to 12/31/2011                         $11.28037        $10.92552           756,407
   01/01/2012 to 12/31/2012                         $10.92552        $12.65642         1,148,326
   01/01/2013 to 12/31/2013                         $12.65642        $17.95923         1,237,823
   01/01/2014 to 12/31/2014                         $17.95923        $19.17046         1,199,558
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                         $10.14763         $9.84020               422
   01/01/2007 to 12/31/2007                          $9.84020        $13.62127            34,344
   01/01/2008 to 12/31/2008                         $13.62127         $6.71168            89,925
   01/01/2009 to 12/31/2009                          $6.71168         $9.87571           563,401
   01/01/2010 to 12/31/2010                          $9.87571        $11.71991         1,153,897
   01/01/2011 to 12/31/2011                         $11.71991         $9.82426           662,021
   01/01/2012 to 12/31/2012                          $9.82426        $10.02894           679,239
   01/01/2013 to 12/31/2013                         $10.02894        $11.40050           520,444
   01/01/2014 to 12/31/2014                         $11.40050        $10.29288           476,461

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                                  $9.98978        $10.31053               982
   01/01/2007 to 12/31/2007                                 $10.31053        $11.13724             5,328
   01/01/2008 to 12/31/2008                                 $11.13724        $10.70540            33,122
   01/01/2009 to 12/31/2009                                 $10.70540        $11.82496           149,402
   01/01/2010 to 12/31/2010                                 $11.82496        $12.31945           233,653
   01/01/2011 to 12/31/2011                                 $12.31945        $12.63813           214,793
   01/01/2012 to 12/31/2012                                 $12.63813        $13.10183           275,662
   01/01/2013 to 12/31/2013                                 $13.10183        $12.42365           266,922
   01/01/2014 to 12/31/2014                                 $12.42365        $12.30820           205,601
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                                  $9.97087        $10.66494            16,042
   01/01/2007 to 12/31/2007                                 $10.66494        $11.51085           159,961
   01/01/2008 to 12/31/2008                                 $11.51085         $6.54040           262,631
   01/01/2009 to 12/31/2009                                  $6.54040         $8.27579           505,063
   01/01/2010 to 12/31/2010                                  $8.27579         $9.34687           655,396
   01/01/2011 to 12/31/2011                                  $9.34687         $8.89064           860,753
   01/01/2012 to 12/31/2012                                  $8.89064         $9.72324         1,511,926
   01/01/2013 to 12/31/2013                                  $9.72324        $11.54369         2,317,519
   01/01/2014 to 12/31/2014                                 $11.54369        $11.99911         2,400,113
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99878         $9.98165                 0
   01/01/2008 to 12/31/2008                                  $9.98165         $9.32157            47,379
   01/01/2009 to 12/31/2009                                  $9.32157        $10.25191           785,894
   01/01/2010 to 12/31/2010                                 $10.25191        $10.88804           980,153
   01/01/2011 to 12/31/2011                                 $10.88804        $11.37369           858,288
   01/01/2012 to 12/31/2012                                 $11.37369        $12.08535         1,085,512
   01/01/2013 to 12/31/2013                                 $12.08535        $11.72899         1,231,180
   01/01/2014 to 12/31/2014                                 $11.72899        $12.38744         1,229,309
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99878        $10.39242                 0
   01/01/2013 to 12/31/2013                                 $10.39242         $9.40592                 0
   01/01/2014 to 12/31/2014                                  $9.40592         $9.39234                 0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07816         $6.65060           844,756
   01/01/2009 to 12/31/2009                                  $6.65060         $8.52218        10,269,999
   01/01/2010 to 12/31/2010                                  $8.52218         $9.25603        14,399,350
   01/01/2011 to 12/31/2011                                  $9.25603         $8.96715        10,297,819
   01/01/2012 to 09/21/2012                                  $8.96715        $10.05889                 0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
   05/01/2008* to 12/31/2008                                $10.08904         $7.68003             3,192
   01/01/2009 to 12/31/2009                                  $7.68003         $9.19832             4,782
   01/01/2010 to 12/31/2010                                  $9.19832        $10.63581             3,811
   01/01/2011 to 12/31/2011                                 $10.63581        $11.20680            15,457
   01/01/2012 to 12/31/2012                                 $11.20680        $12.23984            17,508
   01/01/2013 to 12/31/2013                                 $12.23984        $15.49003             6,844
   01/01/2014 to 12/31/2014                                 $15.49003        $16.82194             8,804
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
   05/01/2008* to 12/31/2008                                $10.26805         $7.05026                 0
   01/01/2009 to 12/31/2009                                  $7.05026         $9.08577               750
   01/01/2010 to 12/31/2010                                  $9.08577        $10.86622             5,805
   01/01/2011 to 12/31/2011                                 $10.86622        $11.29470             2,146
   01/01/2012 to 12/31/2012                                 $11.29470        $13.58666             3,341
   01/01/2013 to 12/31/2013                                 $13.58666        $18.72284            13,692
   01/01/2014 to 12/31/2014                                 $18.72284        $20.74470            14,018

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                    Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
ProFund VP Financials
   05/01/2008* to 12/31/2008         $10.38575         $5.27796          23,584
   01/01/2009 to 12/31/2009           $5.27796         $5.98047          78,629
   01/01/2010 to 12/31/2010           $5.98047         $6.53605          98,761
   01/01/2011 to 12/31/2011           $6.53605         $5.54883          45,912
   01/01/2012 to 12/31/2012           $5.54883         $6.81861          52,565
   01/01/2013 to 12/31/2013           $6.81861         $8.87284          58,202
   01/01/2014 to 12/31/2014           $8.87284         $9.87092          44,701
--------------------------------------------------------------------------------------
ProFund VP Health Care
   05/01/2008* to 12/31/2008         $10.15197         $8.34544          15,032
   01/01/2009 to 12/31/2009           $8.34544         $9.82996          26,592
   01/01/2010 to 12/31/2010           $9.82996         $9.96007          66,907
   01/01/2011 to 12/31/2011           $9.96007        $10.80547          40,256
   01/01/2012 to 12/31/2012          $10.80547        $12.49836          49,987
   01/01/2013 to 12/31/2013          $12.49836        $17.20941          64,979
   01/01/2014 to 12/31/2014          $17.20941        $20.97331          55,929
--------------------------------------------------------------------------------------
ProFund VP Industrials
   05/01/2008* to 12/31/2008         $10.16548         $6.10367           8,304
   01/01/2009 to 12/31/2009           $6.10367         $7.46270           9,781
   01/01/2010 to 12/31/2010           $7.46270         $9.09853          20,776
   01/01/2011 to 12/31/2011           $9.09853         $8.80429          17,061
   01/01/2012 to 12/31/2012           $8.80429        $10.04439          18,674
   01/01/2013 to 12/31/2013          $10.04439        $13.67512          22,177
   01/01/2014 to 12/31/2014          $13.67512        $14.22444          22,392
--------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
   05/01/2008* to 12/31/2008         $10.11070         $6.72390             877
   01/01/2009 to 12/31/2009           $6.72390         $8.59420          57,362
   01/01/2010 to 12/31/2010           $8.59420         $9.58358          57,577
   01/01/2011 to 12/31/2011           $9.58358         $9.73772          46,951
   01/01/2012 to 12/31/2012           $9.73772        $10.81361          50,340
   01/01/2013 to 12/31/2013          $10.81361        $13.92084          64,446
   01/01/2014 to 12/31/2014          $13.92084        $15.48812          74,202
--------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   05/01/2008* to 12/31/2008         $10.24148         $6.27860             911
   01/01/2009 to 12/31/2009           $6.27860         $7.38987          38,599
   01/01/2010 to 12/31/2010           $7.38987         $8.21947          70,300
   01/01/2011 to 12/31/2011           $8.21947         $7.99461          45,484
   01/01/2012 to 12/31/2012           $7.99461         $9.09087          57,927
   01/01/2013 to 12/31/2013           $9.09087        $11.63395          62,915
   01/01/2014 to 12/31/2014          $11.63395        $12.66256          89,971
--------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
   05/01/2008* to 12/31/2008         $10.07248         $6.20659             906
   01/01/2009 to 12/31/2009           $6.20659         $8.45797          12,368
   01/01/2010 to 12/31/2010           $8.45797        $10.70104          24,986
   01/01/2011 to 12/31/2011          $10.70104        $10.23808          21,183
   01/01/2012 to 12/31/2012          $10.23808        $11.63796          25,685
   01/01/2013 to 12/31/2013          $11.63796        $14.96601          34,556
   01/01/2014 to 12/31/2014          $14.96601        $15.61362          26,266
--------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
   05/01/2008* to 12/31/2008         $10.18846         $6.47129             896
   01/01/2009 to 12/31/2009           $6.47129         $8.34400          20,159
   01/01/2010 to 12/31/2010           $8.34400         $9.90192          35,611
   01/01/2011 to 12/31/2011           $9.90192         $9.37296          26,149
   01/01/2012 to 12/31/2012           $9.37296        $10.76386          28,088
   01/01/2013 to 12/31/2013          $10.76386        $14.01527          28,579
   01/01/2014 to 12/31/2014          $14.01527        $15.21446          23,762

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                    Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
ProFund VP Real Estate
   05/01/2008* to 12/31/2008         $10.25896         $5.52429          11,303
   01/01/2009 to 12/31/2009           $5.52429         $6.96107          48,963
   01/01/2010 to 12/31/2010           $6.96107         $8.55164          59,426
   01/01/2011 to 12/31/2011           $8.55164         $8.82559          21,515
   01/01/2012 to 12/31/2012           $8.82559        $10.18798          22,569
   01/01/2013 to 12/31/2013          $10.18798        $10.04669          16,768
   01/01/2014 to 12/31/2014          $10.04669        $12.37455          14,991
--------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
   05/01/2008* to 12/31/2008         $10.11361         $6.81715           1,010
   01/01/2009 to 12/31/2009           $6.81715         $8.47414          14,046
   01/01/2010 to 12/31/2010           $8.47414        $10.49669          26,805
   01/01/2011 to 12/31/2011          $10.49669        $10.47427          19,264
   01/01/2012 to 12/31/2012          $10.47427        $11.60725          21,267
   01/01/2013 to 12/31/2013          $11.60725        $16.05873          25,123
   01/01/2014 to 12/31/2014          $16.05873        $16.16532          19,027
--------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
   05/01/2008* to 12/31/2008         $10.22860         $7.18696             990
   01/01/2009 to 12/31/2009           $7.18696         $8.52534          18,173
   01/01/2010 to 12/31/2010           $8.52534        $10.25585          18,436
   01/01/2011 to 12/31/2011          $10.25585         $9.68994          14,343
   01/01/2012 to 12/31/2012           $9.68994        $11.08892          15,688
   01/01/2013 to 12/31/2013          $11.08892        $15.04112          16,256
   01/01/2014 to 12/31/2014          $15.04112        $15.68046          12,437
--------------------------------------------------------------------------------------
ProFund VP Telecommunications
   05/01/2008* to 12/31/2008         $10.27818         $7.27660           3,790
   01/01/2009 to 12/31/2009           $7.27660         $7.69379          11,699
   01/01/2010 to 12/31/2010           $7.69379         $8.76916          11,943
   01/01/2011 to 12/31/2011           $8.76916         $8.80105           7,722
   01/01/2012 to 12/31/2012           $8.80105        $10.10290           6,987
   01/01/2013 to 12/31/2013          $10.10290        $11.15492          11,761
   01/01/2014 to 12/31/2014          $11.15492        $11.05227           5,917
--------------------------------------------------------------------------------------
ProFund VP Utilities
   05/01/2008* to 12/31/2008         $10.09863         $7.22327           4,433
   01/01/2009 to 12/31/2009           $7.22327         $7.88054          27,333
   01/01/2010 to 12/31/2010           $7.88054         $8.22610          25,943
   01/01/2011 to 12/31/2011           $8.22610         $9.52393          22,325
   01/01/2012 to 12/31/2012           $9.52393         $9.39609          35,421
   01/01/2013 to 12/31/2013           $9.39609        $10.48966          31,569
   01/01/2014 to 12/31/2014          $10.48966        $13.00966          26,804



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          Pruco Life Insurance Company
                                   Prospectus

  ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.90%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02447        $12.15365          1,938
   01/01/2010 to 12/31/2010                              $12.15365        $13.22444          6,301
   01/01/2011 to 12/31/2011                              $13.22444        $12.51061          1,884
   01/01/2012 to 12/31/2012                              $12.51061        $13.68527          2,606
   01/01/2013 to 12/31/2013                              $13.68527        $14.62619            404
   01/01/2014 to 12/31/2014                              $14.62619        $14.75673          1,658

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                          $10.03681        $12.34961           3,058
   01/01/2010 to 12/31/2010                          $12.34961        $13.64670           2,351
   01/01/2011 to 12/31/2011                          $13.64670        $13.27764             876
   01/01/2012 to 12/31/2012                          $13.27764        $14.66386           1,019
   01/01/2013 to 12/31/2013                          $14.66386        $16.61010             112
   01/01/2014 to 12/31/2014                          $16.61010        $17.12780             145
------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                          $10.07547        $12.39745               0
   01/01/2010 to 12/31/2010                          $12.39745        $13.71647               0
   01/01/2011 to 12/31/2011                          $13.71647        $13.80660               0
   01/01/2012 to 05/04/2012                          $13.80660        $14.94014               0
------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                          $10.02328        $11.97926          27,352
   01/01/2010 to 12/31/2010                          $11.97926        $13.07548          36,154
   01/01/2011 to 12/31/2011                          $13.07548        $12.55314          12,110
   01/01/2012 to 12/31/2012                          $12.55314        $13.72063          12,393
   01/01/2013 to 12/31/2013                          $13.72063        $15.68712           3,178
   01/01/2014 to 12/31/2014                          $15.68712        $16.23920           7,483
------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                          $9.99765         $9.09363               0
   01/01/2012 to 12/31/2012                           $9.09363         $9.88813               0
   01/01/2013 to 12/31/2013                           $9.88813        $10.65238               0
   01/01/2014 to 12/31/2014                          $10.65238        $10.85884               0
------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                          $9.99765        $10.41490               0
   01/01/2014 to 12/31/2014                          $10.41490        $10.48348               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009 to 12/31/2009                           $9.93799         $9.55960               0
   01/01/2010 to 12/31/2010                           $9.55960        $10.27284               0
   01/01/2011 to 12/31/2011                          $10.27284        $10.94623               0
   01/01/2012 to 12/31/2012                          $10.94623        $11.08010               0
   01/01/2013 to 12/31/2013                          $11.08010        $10.69380               0
   01/01/2014 to 12/31/2014                          $10.69380        $10.44038               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009 to 12/31/2009                           $9.92243         $9.62530               0
   01/01/2010 to 12/31/2010                           $9.62530        $10.40029               0
   01/01/2011 to 12/31/2011                          $10.40029        $11.48041               0
   01/01/2012 to 12/31/2012                          $11.48041        $11.79399               0
   01/01/2013 to 12/31/2013                          $11.79399        $11.10124               0
   01/01/2014 to 12/31/2014                          $11.10124        $11.07560               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009 to 12/31/2009                           $9.90520         $9.52653               0
   01/01/2010 to 12/31/2010                           $9.52653        $10.30991               0
   01/01/2011 to 12/31/2011                          $10.30991        $11.62043               0
   01/01/2012 to 12/31/2012                          $11.62043        $11.95405               0
   01/01/2013 to 12/31/2013                          $11.95405        $11.05574               0
   01/01/2014 to 12/31/2014                          $11.05574        $11.20234               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009 to 12/31/2009                           $9.88391         $9.20305               0
   01/01/2010 to 12/31/2010                           $9.20305        $10.00308          14,677
   01/01/2011 to 12/31/2011                          $10.00308        $11.53741             226
   01/01/2012 to 12/31/2012                          $11.53741        $11.92021               0
   01/01/2013 to 12/31/2013                          $11.92021        $10.82941               0
   01/01/2014 to 12/31/2014                          $10.82941        $11.17240               0

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                               $9.99687        $10.89415           8,272
   01/01/2011 to 12/31/2011                               $10.89415        $12.73720         130,312
   01/01/2012 to 12/31/2012                               $12.73720        $13.21853          58,852
   01/01/2013 to 12/31/2013                               $13.21853        $11.94658          12,423
   01/01/2014 to 12/31/2014                               $11.94658        $12.50166          10,633
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                               $9.99765        $11.89644          30,027
   01/01/2012 to 12/31/2012                               $11.89644        $12.23651          55,428
   01/01/2013 to 12/31/2013                               $12.23651        $10.73273           9,109
   01/01/2014 to 12/31/2014                               $10.73273        $11.51176               0
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                               $9.99688        $10.29090          34,729
   01/01/2013 to 12/31/2013                               $10.29090         $8.98072         228,808
   01/01/2014 to 12/31/2014                                $8.98072         $9.82895         125,610
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                               $9.99843         $8.65866           1,128
   01/01/2014 to 12/31/2014                                $8.65866         $9.64246               0
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                               $9.99843        $11.18573               0
-----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                              $10.14442        $10.28427               0
   01/01/2010 to 12/31/2010                               $10.28427        $11.36620               0
   01/01/2011 to 12/31/2011                               $11.36620        $10.39761               0
   01/01/2012 to 12/31/2012                               $10.39761        $11.44114               0
   01/01/2013 to 12/31/2013                               $11.44114        $14.61341               0
   01/01/2014 to 12/31/2014                               $14.61341        $15.65946               0
-----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $10.03859        $12.24685          46,349
   01/01/2010 to 12/31/2010                               $12.24685        $13.49380          57,094
   01/01/2011 to 12/31/2011                               $13.49380        $12.79585          27,274
   01/01/2012 to 12/31/2012                               $12.79585        $14.14103          32,720
   01/01/2013 to 12/31/2013                               $14.14103        $16.85941          10,252
   01/01/2014 to 12/31/2014                               $16.85941        $17.53034          30,460
-----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                               $9.99765        $11.54451               0
   01/01/2014 to 12/31/2014                               $11.54451        $12.74610               0
-----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                                $9.61460        $14.43722               0
   01/01/2010 to 12/31/2010                               $14.43722        $18.05639             988
   01/01/2011 to 12/31/2011                               $18.05639        $18.70485             289
   01/01/2012 to 12/31/2012                               $18.70485        $20.96661             417
   01/01/2013 to 12/31/2013                               $20.96661        $21.01402             120
   01/01/2014 to 12/31/2014                               $21.01402        $26.73535             242
-----------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                               $9.99765         $9.61060               0
   01/01/2014 to 12/31/2014                                $9.61060         $9.81632               0
-----------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                               $10.01295        $12.23369             842
   01/01/2010 to 12/31/2010                               $12.23369        $13.59671           3,829
   01/01/2011 to 12/31/2011                               $13.59671        $13.01536           1,912
   01/01/2012 to 12/31/2012                               $13.01536        $13.99302           1,903
   01/01/2013 to 12/31/2013                               $13.99302        $15.60599             417
   01/01/2014 to 12/31/2014                               $15.60599        $15.64405             257

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                      $10.02669        $11.90940             833
   01/01/2010 to 12/31/2010                                      $11.90940        $13.11591             803
   01/01/2011 to 12/31/2011                                      $13.11591        $12.43178               0
   01/01/2012 to 12/31/2012                                      $12.43178        $13.72819               0
   01/01/2013 to 12/31/2013                                      $13.72819        $15.90619               0
   01/01/2014 to 12/31/2014                                      $15.90619        $16.34184               0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99766        $10.66160          11,844
   01/01/2013 to 12/31/2013                                      $10.66160        $12.89678           2,741
   01/01/2014 to 12/31/2014                                      $12.89678        $12.93153           4,546
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99765        $10.72883               0
   01/01/2014 to 12/31/2014                                      $10.72883        $10.69317               0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $9.85922        $13.86394               0
   01/01/2010 to 12/31/2010                                      $13.86394        $16.19501               0
   01/01/2011 to 12/31/2011                                      $16.19501        $14.94613               0
   01/01/2012 to 12/31/2012                                      $14.94613        $18.41732               0
   01/01/2013 to 12/31/2013                                      $18.41732        $18.67631               0
   01/01/2014 to 12/31/2014                                      $18.67631        $20.67708               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.04641        $12.77350             321
   01/01/2010 to 12/31/2010                                      $12.77350        $13.69075             257
   01/01/2011 to 12/31/2011                                      $13.69075        $12.77899             126
   01/01/2012 to 12/31/2012                                      $12.77899        $14.87268             163
   01/01/2013 to 12/31/2013                                      $14.87268        $18.75201               0
   01/01/2014 to 02/07/2014                                      $18.75201        $18.42469               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                      $10.12443        $12.14186               0
   01/01/2010 to 12/31/2010                                      $12.14186        $13.32031               0
   01/01/2011 to 12/31/2011                                      $13.32031        $12.23098               0
   01/01/2012 to 12/31/2012                                      $12.23098        $14.22324               0
   01/01/2013 to 12/31/2013                                      $14.22324        $18.45898               0
   01/01/2014 to 12/31/2014                                      $18.45898        $20.29460               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.05946        $13.41553             309
   01/01/2010 to 12/31/2010                                      $13.41553        $15.62225             247
   01/01/2011 to 12/31/2011                                      $15.62225        $14.73060             121
   01/01/2012 to 12/31/2012                                      $14.73060        $17.12252             157
   01/01/2013 to 12/31/2013                                      $17.12252        $21.99681               0
   01/01/2014 to 12/31/2014                                      $21.99681        $23.84113               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                                      $10.02447        $11.79847           8,311
   01/01/2010 to 12/31/2010                                      $11.79847        $12.79587           7,882
   01/01/2011 to 12/31/2011                                      $12.79587        $12.37284           4,165
   01/01/2012 to 12/31/2012                                      $12.37284        $13.24148           4,159
   01/01/2013 to 12/31/2013                                      $13.24148        $14.13211             655
   01/01/2014 to 12/31/2014                                      $14.13211        $14.28890             152
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                       $9.95299        $12.69363             406
   01/01/2010 to 12/31/2010                                      $12.69363        $15.63815             321
   01/01/2011 to 12/31/2011                                      $15.63815        $15.39602             171
   01/01/2012 to 12/31/2012                                      $15.39602        $17.30891             225
   01/01/2013 to 12/31/2013                                      $17.30891        $23.35012              57
   01/01/2014 to 12/31/2014                                      $23.35012        $24.32540               0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                             $10.09806        $12.69129              0
   01/01/2010 to 12/31/2010                             $12.69129        $13.86830              0
   01/01/2011 to 12/31/2011                             $13.86830        $13.41167              0
   01/01/2012 to 12/31/2012                             $13.41167        $14.77963              0
   01/01/2013 to 12/31/2013                             $14.77963        $19.33716              0
   01/01/2014 to 12/31/2014                             $19.33716        $19.08488              0
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                             $10.01688        $12.45202            438
   01/01/2010 to 12/31/2010                             $12.45202        $13.73475            350
   01/01/2011 to 12/31/2011                             $13.73475        $13.77187            194
   01/01/2012 to 12/31/2012                             $13.77187        $15.23997            233
   01/01/2013 to 12/31/2013                             $15.23997        $15.87391             59
   01/01/2014 to 12/31/2014                             $15.87391        $15.82100              0
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                             $10.14301        $13.20314            168
   01/01/2010 to 12/31/2010                             $13.20314        $14.69146            131
   01/01/2011 to 12/31/2011                             $14.69146        $12.43255             57
   01/01/2012 to 12/31/2012                             $12.43255        $14.54213             94
   01/01/2013 to 12/31/2013                             $14.54213        $16.82548              0
   01/01/2014 to 12/31/2014                             $16.82548        $15.44772              0
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                             $10.11751        $13.03546            169
   01/01/2010 to 12/31/2010                             $13.03546        $14.07233            132
   01/01/2011 to 12/31/2011                             $14.07233        $11.95986             57
   01/01/2012 to 12/31/2012                             $11.95986        $13.56045             94
   01/01/2013 to 12/31/2013                             $13.56045        $15.74384              0
   01/01/2014 to 12/31/2014                             $15.74384        $14.27428              0
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                             $10.04083        $12.18507          2,054
   01/01/2010 to 12/31/2010                             $12.18507        $13.47799          2,262
   01/01/2011 to 12/31/2011                             $13.47799        $13.02412            859
   01/01/2012 to 12/31/2012                             $13.02412        $14.37559          1,214
   01/01/2013 to 12/31/2013                             $14.37559        $16.24506            525
   01/01/2014 to 12/31/2014                             $16.24506        $16.79199            974
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                             $10.12716        $13.51911          1,026
   01/01/2010 to 12/31/2010                             $13.51911        $14.08039            919
   01/01/2011 to 12/31/2011                             $14.08039        $12.43189            429
   01/01/2012 to 12/31/2012                             $12.43189        $14.72777            549
   01/01/2013 to 12/31/2013                             $14.72777        $16.51139             79
   01/01/2014 to 12/31/2014                             $16.51139        $15.02462            233
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                             $10.07957        $11.60698            375
   01/01/2010 to 12/31/2010                             $11.60698        $12.10548            294
   01/01/2011 to 12/31/2011                             $12.10548        $11.79238            128
   01/01/2012 to 12/31/2012                             $11.79238        $12.68783            209
   01/01/2013 to 12/31/2013                             $12.68783        $13.69062              0
   01/01/2014 to 12/31/2014                             $13.69062        $14.02975              0
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08304        $10.27450              0
   01/01/2010 to 12/31/2010                             $10.27450        $11.11489              0
   01/01/2011 to 12/31/2011                             $11.11489        $10.87371              0
   01/01/2012 to 12/31/2012                             $10.87371        $12.17150              0
   01/01/2013 to 12/31/2013                             $12.17150        $16.14539              0
   01/01/2014 to 12/31/2014                             $16.14539        $17.18161              0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.06244        $12.66779             0
   01/01/2010 to 12/31/2010                              $12.66779        $13.93094             0
   01/01/2011 to 12/31/2011                              $13.93094        $12.97247             0
   01/01/2012 to 12/31/2012                              $12.97247        $14.73501             0
   01/01/2013 to 12/31/2013                              $14.73501        $20.02801             0
   01/01/2014 to 12/31/2014                              $20.02801        $22.13913             0
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.00707        $12.64986             0
   01/01/2010 to 12/31/2010                              $12.64986        $14.72189             0
   01/01/2011 to 12/31/2011                              $14.72189        $14.17691             0
   01/01/2012 to 12/31/2012                              $14.17691        $15.46657             0
   01/01/2013 to 12/31/2013                              $15.46657        $20.53389             0
   01/01/2014 to 12/31/2014                              $20.53389        $22.06848             0
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                              $10.03366        $12.02212            91
   01/01/2010 to 12/31/2010                              $12.02212        $13.25071            74
   01/01/2011 to 12/31/2011                              $13.25071        $14.18783            40
   01/01/2012 to 12/31/2012                              $14.18783        $14.60477            53
   01/01/2013 to 12/31/2013                              $14.60477        $13.90927             0
   01/01/2014 to 12/31/2014                              $13.90927        $14.38083             0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                              $10.07221        $13.29699           475
   01/01/2010 to 12/31/2010                              $13.29699        $14.47925           377
   01/01/2011 to 12/31/2011                              $14.47925        $13.63097           177
   01/01/2012 to 12/31/2012                              $13.63097        $16.30309           250
   01/01/2013 to 12/31/2013                              $16.30309        $20.22206             0
   01/01/2014 to 12/31/2014                              $20.22206        $20.36548             0
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.02799        $12.08937           240
   01/01/2010 to 12/31/2010                              $12.08937        $13.25078           192
   01/01/2011 to 12/31/2011                              $13.25078        $12.80149           118
   01/01/2012 to 12/31/2012                              $12.80149        $14.56538           133
   01/01/2013 to 12/31/2013                              $14.56538        $19.35080            61
   01/01/2014 to 12/31/2014                              $19.35080        $20.44340             0
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99766        $10.15162             0
   01/01/2013 to 12/31/2013                              $10.15162        $13.26974             0
   01/01/2014 to 12/31/2014                              $13.26974        $14.21340             0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $9.98565        $13.16329             0
   01/01/2010 to 12/31/2010                              $13.16329        $15.81268             0
   01/01/2011 to 12/31/2011                              $15.81268        $14.83729             0
   01/01/2012 to 12/31/2012                              $14.83729        $17.07294             0
   01/01/2013 to 12/31/2013                              $17.07294        $21.97029             0
   01/01/2014 to 12/31/2014                              $21.97029        $24.54728             0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                               $9.99944         $9.81635             0
   01/01/2010 to 12/31/2010                               $9.81635         $9.54203             0
   01/01/2011 to 12/31/2011                               $9.54203         $9.27565             0
   01/01/2012 to 12/31/2012                               $9.27565         $9.01439             0
   01/01/2013 to 12/31/2013                               $9.01439         $8.76033             0
   01/01/2014 to 12/31/2014                               $8.76033         $8.51349             0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.13080        $13.64671           218
   01/01/2010 to 12/31/2010                              $13.64671        $16.37056           163
   01/01/2011 to 12/31/2011                              $16.37056        $15.51464           100
   01/01/2012 to 12/31/2012                              $15.51464        $17.65898           113
   01/01/2013 to 12/31/2013                              $17.65898        $24.37077            52
   01/01/2014 to 12/31/2014                              $24.37077        $27.05898             0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.02756        $10.05002               0
   01/01/2012 to 12/31/2012                            $10.05002        $10.24223               0
   01/01/2013 to 12/31/2013                            $10.24223         $9.67154               0
   01/01/2014 to 12/31/2014                             $9.67154         $9.88309               0
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $9.97656        $12.30001               0
   01/01/2010 to 12/31/2010                            $12.30001        $15.38158              11
   01/01/2011 to 12/31/2011                            $15.38158        $15.20085               7
   01/01/2012 to 12/31/2012                            $15.20085        $16.60077               8
   01/01/2013 to 12/31/2013                            $16.60077        $21.39415               3
   01/01/2014 to 12/31/2014                            $21.39415        $22.44175               0
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $9.93439        $12.00455               0
   01/01/2010 to 12/31/2010                            $12.00455        $14.03086               0
   01/01/2011 to 04/29/2011                            $14.03086        $15.67660               0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99766        $10.24037               0
   01/01/2013 to 12/31/2013                            $10.24037        $11.83415               0
   01/01/2014 to 12/31/2014                            $11.83415        $12.09158               0
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                            $10.05416        $14.72003             934
   01/01/2010 to 12/31/2010                            $14.72003        $17.49127           2,204
   01/01/2011 to 12/31/2011                            $17.49127        $13.55286             892
   01/01/2012 to 12/31/2012                            $13.55286        $15.53151           1,274
   01/01/2013 to 12/31/2013                            $15.53151        $15.12734             296
   01/01/2014 to 12/31/2014                            $15.12734        $14.01233             767
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.99034        $10.42936             742
   01/01/2010 to 12/31/2010                            $10.42936        $10.53072             725
   01/01/2011 to 12/31/2011                            $10.53072        $10.46455             337
   01/01/2012 to 12/31/2012                            $10.46455        $10.64662             402
   01/01/2013 to 12/31/2013                            $10.64662        $10.12151             104
   01/01/2014 to 12/31/2014                            $10.12151         $9.82667             305
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.98221        $10.99376           1,117
   01/01/2010 to 12/31/2010                            $10.99376        $11.50858           3,160
   01/01/2011 to 12/31/2011                            $11.50858        $11.54021           1,073
   01/01/2012 to 12/31/2012                            $11.54021        $12.25978           1,529
   01/01/2013 to 12/31/2013                            $12.25978        $11.69534             382
   01/01/2014 to 12/31/2014                            $11.69534        $11.84658             992
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                            $10.02077        $11.54735          21,115
   01/01/2010 to 12/31/2010                            $11.54735        $12.40842          24,342
   01/01/2011 to 12/31/2011                            $12.40842        $12.17950          14,595
   01/01/2012 to 12/31/2012                            $12.17950        $13.06345          13,567
   01/01/2013 to 12/31/2013                            $13.06345        $13.86479           1,785
   01/01/2014 to 12/31/2014                            $13.86479        $14.25219           4,606
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01757        $10.04992               0
   01/01/2012 to 12/31/2012                            $10.04992        $10.46050               0
   01/01/2013 to 12/31/2013                            $10.46050         $9.93057               0
   01/01/2014 to 12/31/2014                             $9.93057        $10.23568               0
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                             $9.98495        $12.09411          23,369
   01/01/2010 to 12/31/2010                            $12.09411        $13.98889          30,229
   01/01/2011 to 12/31/2011                            $13.98889        $12.75026           9,829
   01/01/2012 to 12/31/2012                            $12.75026        $13.99125          13,083
   01/01/2013 to 12/31/2013                            $13.99125        $15.91194           4,075
   01/01/2014 to 12/31/2014                            $15.91194        $16.88571           8,302

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                                $10.07694        $12.74087               0
   01/01/2010 to 12/31/2010                                $12.74087        $14.24535               0
   01/01/2011 to 12/31/2011                                $14.24535        $14.32313               0
   01/01/2012 to 12/31/2012                                $14.32313        $16.53620               0
   01/01/2013 to 12/31/2013                                $16.53620        $21.28161               0
   01/01/2014 to 12/31/2014                                $21.28161        $24.24195               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99765         $8.82882               0
   01/01/2012 to 12/31/2012                                 $8.82882         $9.70841               0
   01/01/2013 to 12/31/2013                                 $9.70841        $11.54802               0
   01/01/2014 to 12/31/2014                                $11.54802        $11.95215               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                                $10.03965        $11.87622           8,078
   01/01/2010 to 12/31/2010                                $11.87622        $12.91720          13,631
   01/01/2011 to 12/31/2011                                $12.91720        $12.32571           6,383
   01/01/2012 to 12/31/2012                                $12.32571        $13.20927           5,925
   01/01/2013 to 12/31/2013                                $13.20927        $14.43386           1,725
   01/01/2014 to 12/31/2014                                $14.43386        $14.74796           2,899
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                $10.05220        $12.27960           4,850
   01/01/2010 to 12/31/2010                                $12.27960        $13.64520           5,625
   01/01/2011 to 12/31/2011                                $13.64520        $12.94456           1,904
   01/01/2012 to 12/31/2012                                $12.94456        $14.57963           2,830
   01/01/2013 to 12/31/2013                                $14.57963        $16.72762             916
   01/01/2014 to 12/31/2014                                $16.72762        $17.13928           1,429
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                $10.08060        $12.32156           7,180
   01/01/2010 to 12/31/2010                                $12.32156        $13.38890           6,947
   01/01/2011 to 12/31/2011                                $13.38890        $12.57227           2,948
   01/01/2012 to 12/31/2012                                $12.57227        $13.57802           4,026
   01/01/2013 to 12/31/2013                                $13.57802        $15.09562              31
   01/01/2014 to 12/31/2014                                $15.09562        $15.11553               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                 $9.98042        $12.91689               0
   01/01/2010 to 12/31/2010                                $12.91689        $16.63865               0
   01/01/2011 to 12/31/2011                                $16.63865        $14.05001               0
   01/01/2012 to 12/31/2012                                $14.05001        $16.39412               0
   01/01/2013 to 12/31/2013                                $16.39412        $22.43449               0
   01/01/2014 to 12/31/2014                                $22.43449        $22.87941               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $10.00810        $13.06689             176
   01/01/2010 to 12/31/2010                                $13.06689        $17.32359             138
   01/01/2011 to 12/31/2011                                $17.32359        $16.67116              60
   01/01/2012 to 12/31/2012                                $16.67116        $18.17307              98
   01/01/2013 to 12/31/2013                                $18.17307        $23.87319               0
   01/01/2014 to 12/31/2014                                $23.87319        $24.08633               0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                 $9.97538        $12.87524               0
   01/01/2010 to 12/31/2010                                $12.87524        $15.76516               0
   01/01/2011 to 12/31/2011                                $15.76516        $14.40570               0
   01/01/2012 to 12/31/2012                                $14.40570        $16.54135               0
   01/01/2013 to 12/31/2013                                $16.54135        $22.08772               0
   01/01/2014 to 12/31/2014                                $22.08772        $22.59599               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $10.03813        $12.08359          15,745
   01/01/2010 to 12/31/2010                                 $12.08359        $13.09769          14,981
   01/01/2011 to 12/31/2011                                 $13.09769        $12.98178           5,981
   01/01/2012 to 12/31/2012                                 $12.98178        $14.31783           8,172
   01/01/2013 to 12/31/2013                                 $14.31783        $16.25663           1,624
   01/01/2014 to 12/31/2014                                 $16.25663        $16.72736           3,516
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                                 $10.09989        $12.83789               0
   01/01/2010 to 12/31/2010                                 $12.83789        $14.12866               0
   01/01/2011 to 12/31/2011                                 $14.12866        $13.50595               0
   01/01/2012 to 12/31/2012                                 $13.50595        $15.38876               0
   01/01/2013 to 12/31/2013                                 $15.38876        $19.39469               0
   01/01/2014 to 12/31/2014                                 $19.39469        $20.25542               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                  $9.98673        $13.09279               0
   01/01/2010 to 12/31/2010                                 $13.09279        $14.73561           1,741
   01/01/2011 to 12/31/2011                                 $14.73561        $14.07817             542
   01/01/2012 to 12/31/2012                                 $14.07817        $16.08630             787
   01/01/2013 to 12/31/2013                                 $16.08630        $22.51592             170
   01/01/2014 to 12/31/2014                                 $22.51592        $23.70742             384
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                                 $10.30083        $13.68439             762
   01/01/2010 to 12/31/2010                                 $13.68439        $16.01918           1,076
   01/01/2011 to 12/31/2011                                 $16.01918        $13.24576             456
   01/01/2012 to 12/31/2012                                 $13.24576        $13.33724             634
   01/01/2013 to 12/31/2013                                 $13.33724        $14.95489             134
   01/01/2014 to 12/31/2014                                 $14.95489        $13.31801             369
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                                 $10.01714        $11.04788               0
   01/01/2010 to 12/31/2010                                 $11.04788        $11.35324               0
   01/01/2011 to 12/31/2011                                 $11.35324        $11.48880               0
   01/01/2012 to 12/31/2012                                 $11.48880        $11.74777               0
   01/01/2013 to 12/31/2013                                 $11.74777        $10.98812               0
   01/01/2014 to 12/31/2014                                 $10.98812        $10.73789               0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                 $10.06152        $12.69785               0
   01/01/2010 to 12/31/2010                                 $12.69785        $14.14635               0
   01/01/2011 to 12/31/2011                                 $14.14635        $13.27322               0
   01/01/2012 to 12/31/2012                                 $13.27322        $14.31824               0
   01/01/2013 to 12/31/2013                                 $14.31824        $16.76765               0
   01/01/2014 to 12/31/2014                                 $16.76765        $17.19202               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.98889        $10.70190           2,892
   01/01/2010 to 12/31/2010                                 $10.70190        $11.21130           2,918
   01/01/2011 to 12/31/2011                                 $11.21130        $11.55237           1,315
   01/01/2012 to 12/31/2012                                 $11.55237        $12.10765           1,567
   01/01/2013 to 12/31/2013                                 $12.10765        $11.59075             406
   01/01/2014 to 12/31/2014                                 $11.59075        $12.07478           1,187
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                 $10.07039        $12.75969          19,159
   01/01/2010 to 12/31/2010                                 $12.75969        $13.67002          17,496
   01/01/2011 to 12/31/2011                                 $13.67002        $13.06336           7,258
   01/01/2012 to 09/21/2012                                 $13.06336        $14.50879               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
   05/01/2009 to 12/31/2009                                 $10.02904        $12.50535               0
   01/01/2010 to 12/31/2010                                 $12.50535        $14.26310               0
   01/01/2011 to 12/31/2011                                 $14.26310        $14.82473               0
   01/01/2012 to 12/31/2012                                 $14.82473        $15.97032               0
   01/01/2013 to 12/31/2013                                 $15.97032        $19.93628               0
   01/01/2014 to 12/31/2014                                 $19.93628        $21.35593               0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                   Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP Consumer Services
   05/01/2009 to 12/31/2009          $9.95189        $12.24326            0
   01/01/2010 to 12/31/2010         $12.24326        $14.44336            0
   01/01/2011 to 12/31/2011         $14.44336        $14.80905            0
   01/01/2012 to 12/31/2012         $14.80905        $17.57114            0
   01/01/2013 to 12/31/2013         $17.57114        $23.88422            0
   01/01/2014 to 12/31/2014         $23.88422        $26.10339            0
-------------------------------------------------------------------------------------
ProFund VP Financials
   05/01/2009 to 12/31/2009          $9.82693        $12.81426            0
   01/01/2010 to 12/31/2010         $12.81426        $13.81448            0
   01/01/2011 to 12/31/2011         $13.81448        $11.56849            0
   01/01/2012 to 12/31/2012         $11.56849        $14.02192            0
   01/01/2013 to 12/31/2013         $14.02192        $17.99814            0
   01/01/2014 to 12/31/2014         $17.99814        $19.75027            0
-------------------------------------------------------------------------------------
ProFund VP Health Care
   05/01/2009 to 12/31/2009          $9.97635        $12.72096            0
   01/01/2010 to 12/31/2010         $12.72096        $12.71409            0
   01/01/2011 to 12/31/2011         $12.71409        $13.60605            0
   01/01/2012 to 12/31/2012         $13.60605        $15.52304            0
   01/01/2013 to 12/31/2013         $15.52304        $21.08360            0
   01/01/2014 to 12/31/2014         $21.08360        $25.34544            0
-------------------------------------------------------------------------------------
ProFund VP Industrials
   05/01/2009 to 12/31/2009         $10.11148        $12.71613            0
   01/01/2010 to 12/31/2010         $12.71613        $15.29291            0
   01/01/2011 to 12/31/2011         $15.29291        $14.59728            0
   01/01/2012 to 12/31/2012         $14.59728        $16.42616            0
   01/01/2013 to 12/31/2013         $16.42616        $22.05967            0
   01/01/2014 to 12/31/2014         $22.05967        $22.63352            0
-------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
   05/01/2009 to 12/31/2009         $10.06836        $12.57881            0
   01/01/2010 to 12/31/2010         $12.57881        $13.83618            0
   01/01/2011 to 12/31/2011         $13.83618        $13.86777            0
   01/01/2012 to 12/31/2012         $13.86777        $15.18998            0
   01/01/2013 to 12/31/2013         $15.18998        $19.28885            0
   01/01/2014 to 12/31/2014         $19.28885        $21.16860            0
-------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   05/01/2009 to 12/31/2009         $10.03414        $12.63430            0
   01/01/2010 to 12/31/2010         $12.63430        $13.86165            0
   01/01/2011 to 12/31/2011         $13.86165        $13.29931            0
   01/01/2012 to 12/31/2012         $13.29931        $14.91668            0
   01/01/2013 to 12/31/2013         $14.91668        $18.82975            0
   01/01/2014 to 12/31/2014         $18.82975        $20.21588            0
-------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
   05/01/2009 to 12/31/2009          $9.99440        $12.60128            0
   01/01/2010 to 12/31/2010         $12.60128        $15.72664            0
   01/01/2011 to 12/31/2011         $15.72664        $14.84187            0
   01/01/2012 to 12/31/2012         $14.84187        $16.64111            0
   01/01/2013 to 12/31/2013         $16.64111        $21.10892            0
   01/01/2014 to 12/31/2014         $21.10892        $21.72250            0
-------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
   05/01/2009 to 12/31/2009          $9.91638        $12.70255            0
   01/01/2010 to 12/31/2010         $12.70255        $14.86940            0
   01/01/2011 to 12/31/2011         $14.86940        $13.88397            0
   01/01/2012 to 12/31/2012         $13.88397        $15.72675            0
   01/01/2013 to 12/31/2013         $15.72675        $20.19881            0
   01/01/2014 to 12/31/2014         $20.19881        $21.62883            0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                   Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP Real Estate
   05/01/2009 to 12/31/2009          $9.61564        $13.95801              0
   01/01/2010 to 12/31/2010         $13.95801        $16.91442              0
   01/01/2011 to 12/31/2011         $16.91442        $17.21949              0
   01/01/2012 to 12/31/2012         $17.21949        $19.60669              0
   01/01/2013 to 12/31/2013         $19.60669        $19.07156              0
   01/01/2014 to 12/31/2014         $19.07156        $23.17107              0
-------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
   05/01/2009 to 12/31/2009         $10.01013        $12.51981              0
   01/01/2010 to 12/31/2010         $12.51981        $15.29722          1,367
   01/01/2011 to 12/31/2011         $15.29722        $15.05725            425
   01/01/2012 to 12/31/2012         $15.05725        $16.45836            641
   01/01/2013 to 12/31/2013         $16.45836        $22.46084            137
   01/01/2014 to 12/31/2014         $22.46084        $22.30194            343
-------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
   05/01/2009 to 12/31/2009          $9.95996        $12.34211              0
   01/01/2010 to 12/31/2010         $12.34211        $14.64562              0
   01/01/2011 to 12/31/2011         $14.64562        $13.64960              0
   01/01/2012 to 12/31/2012         $13.64960        $15.40723              0
   01/01/2013 to 12/31/2013         $15.40723        $20.61438              0
   01/01/2014 to 12/31/2014         $20.61438        $21.19819              0
-------------------------------------------------------------------------------------
ProFund VP Telecommunications
   05/01/2009 to 12/31/2009         $10.15330        $10.96654              0
   01/01/2010 to 12/31/2010         $10.96654        $12.32945              0
   01/01/2011 to 12/31/2011         $12.32945        $12.20638              0
   01/01/2012 to 12/31/2012         $12.20638        $13.82099              0
   01/01/2013 to 12/31/2013         $13.82099        $15.05256              0
   01/01/2014 to 12/31/2014         $15.05256        $14.71090              0
-------------------------------------------------------------------------------------
ProFund VP Utilities
   05/01/2009 to 12/31/2009         $10.23431        $12.19246              0
   01/01/2010 to 12/31/2010         $12.19246        $12.55402              0
   01/01/2011 to 12/31/2011         $12.55402        $14.33728              0
   01/01/2012 to 12/31/2012         $14.33728        $13.95188              0
   01/01/2013 to 12/31/2013         $13.95188        $15.36369              0
   01/01/2014 to 12/31/2014         $15.36369        $18.79572              0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97019        $10.55642           870,034
   01/01/2007 to 12/31/2007                              $10.55642        $11.35167         1,979,283
   01/01/2008 to 12/31/2008                              $11.35167         $7.62021         5,470,612
   01/01/2009 to 12/31/2009                               $7.62021         $9.33172        18,592,099
   01/01/2010 to 12/31/2010                               $9.33172        $10.28882        23,265,499
   01/01/2011 to 12/31/2011                              $10.28882         $9.86254        18,536,752
   01/01/2012 to 12/31/2012                               $9.86254        $10.93232        20,846,410
   01/01/2013 to 12/31/2013                              $10.93232        $11.83916        19,397,055
   01/01/2014 to 12/31/2014                              $11.83916        $12.10359        17,944,914

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                             $9.98891        $10.50011           279,009
   01/01/2007 to 12/31/2007                            $10.50011        $11.32196           547,245
   01/01/2008 to 12/31/2008                            $11.32196         $7.82619         2,348,236
   01/01/2009 to 12/31/2009                             $7.82619         $9.72595         9,678,004
   01/01/2010 to 12/31/2010                             $9.72595        $10.89021        12,279,526
   01/01/2011 to 12/31/2011                            $10.89021        $10.73628        10,386,653
   01/01/2012 to 12/31/2012                            $10.73628        $12.01516        12,327,863
   01/01/2013 to 12/31/2013                            $12.01516        $13.79063        12,426,679
   01/01/2014 to 12/31/2014                            $13.79063        $14.40963        11,872,667
--------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                             $9.98454        $11.03528             9,874
   01/01/2007 to 12/31/2007                            $11.03528        $10.85441            83,061
   01/01/2008 to 12/31/2008                            $10.85441         $6.97484           118,976
   01/01/2009 to 12/31/2009                             $6.97484         $8.08917           252,108
   01/01/2010 to 12/31/2010                             $8.08917         $9.06867           284,726
   01/01/2011 to 12/31/2011                             $9.06867         $9.24936           345,414
   01/01/2012 to 05/04/2012                             $9.24936        $10.05431                 0
--------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99874        $10.10622             1,041
   01/01/2014 to 12/31/2014                            $10.10622         $9.64085             1,041
--------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99874        $11.64723                 0
   01/01/2014 to 12/31/2014                            $11.64723        $12.97992                 0
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97960        $10.51282           218,414
   01/01/2007 to 12/31/2007                            $10.51282        $11.29102           882,633
   01/01/2008 to 12/31/2008                            $11.29102         $7.92738         6,284,486
   01/01/2009 to 12/31/2009                             $7.92738         $9.62505        27,228,736
   01/01/2010 to 12/31/2010                             $9.62505        $10.64526        34,178,015
   01/01/2011 to 12/31/2011                            $10.64526        $10.35559        28,852,563
   01/01/2012 to 12/31/2012                            $10.35559        $11.46953        31,680,237
   01/01/2013 to 12/31/2013                            $11.46953        $13.28773        30,626,128
   01/01/2014 to 12/31/2014                            $13.28773        $13.93828        29,118,979
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99874         $9.17470           199,690
   01/01/2012 to 12/31/2012                             $9.17470        $10.10920           338,498
   01/01/2013 to 12/31/2013                            $10.10920        $11.03529           496,197
   01/01/2014 to 12/31/2014                            $11.03529        $11.39883           515,215
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99874        $10.50915            59,042
   01/01/2014 to 12/31/2014                            $10.50915        $10.71899           118,680
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14551        $10.30208             8,911
   01/01/2010 to 12/31/2010                            $10.30208        $11.53709            70,990
   01/01/2011 to 12/31/2011                            $11.53709        $10.69415            56,139
   01/01/2012 to 12/31/2012                            $10.69415        $11.92429            72,835
   01/01/2013 to 12/31/2013                            $11.92429        $15.43293           101,003
   01/01/2014 to 12/31/2014                            $15.43293        $16.75750           132,471
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97990        $10.61483           752,603
   01/01/2007 to 12/31/2007                            $10.61483        $11.46891         2,304,166
   01/01/2008 to 12/31/2008                            $11.46891         $7.34781         5,994,725
   01/01/2009 to 12/31/2009                             $7.34781         $9.06844        27,340,546
   01/01/2010 to 12/31/2010                             $9.06844        $10.12452        33,752,087
   01/01/2011 to 12/31/2011                            $10.12452         $9.72831        24,195,132
   01/01/2012 to 12/31/2012                             $9.72831        $10.89425        29,535,991
   01/01/2013 to 12/31/2013                            $10.89425        $13.16116        31,634,015
   01/01/2014 to 12/31/2014                            $13.16116        $13.86689        30,824,688

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                                      $9.99874        $11.67557            42,417
   01/01/2014 to 12/31/2014                                      $11.67557        $13.06215           154,714
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                                       $9.88717        $12.12913            68,751
   01/01/2007 to 12/31/2007                                      $12.12913         $9.56185           129,875
   01/01/2008 to 12/31/2008                                       $9.56185         $6.11539           223,594
   01/01/2009 to 12/31/2009                                       $6.11539         $7.94483           402,409
   01/01/2010 to 12/31/2010                                       $7.94483        $10.06834           641,803
   01/01/2011 to 12/31/2011                                      $10.06834        $10.56835           520,567
   01/01/2012 to 12/31/2012                                      $10.56835        $12.00411           627,217
   01/01/2013 to 12/31/2013                                      $12.00411        $12.19121           699,910
   01/01/2014 to 12/31/2014                                      $12.19121        $15.71649           693,429
------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.98301        $10.46536             7,770
   01/01/2007 to 12/31/2007                                      $10.46536         $8.47377            54,692
   01/01/2008 to 07/18/2008                                       $8.47377         $7.76928                 0
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99874         $9.69767             9,108
   01/01/2014 to 12/31/2014                                       $9.69767        $10.03693           116,088
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99874        $10.53609            71,662
   01/01/2007 to 12/31/2007                                      $10.53609        $11.26222           283,687
   01/01/2008 to 12/31/2008                                      $11.26222         $7.26552         1,779,824
   01/01/2009 to 12/31/2009                                       $7.26552         $8.86111         8,593,359
   01/01/2010 to 12/31/2010                                       $8.86111         $9.97923        10,586,571
   01/01/2011 to 12/31/2011                                       $9.97923         $9.67928         8,705,424
   01/01/2012 to 12/31/2012                                       $9.67928        $10.54500         9,787,875
   01/01/2013 to 12/31/2013                                      $10.54500        $11.91681         9,855,183
   01/01/2014 to 12/31/2014                                      $11.91681        $12.10476         9,123,895
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10364         $7.51323           188,606
   01/01/2009 to 12/31/2009                                       $7.51323         $8.96936         1,810,492
   01/01/2010 to 12/31/2010                                       $8.96936        $10.00929         2,473,569
   01/01/2011 to 12/31/2011                                      $10.00929         $9.61303         1,971,220
   01/01/2012 to 12/31/2012                                       $9.61303        $10.75680         2,668,996
   01/01/2013 to 12/31/2013                                      $10.75680        $12.62893         2,914,157
   01/01/2014 to 12/31/2014                                      $12.62893        $13.14744         3,010,623
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99874         $7.47746           150,004
   01/01/2009 to 11/13/2009                                       $7.47746         $8.37230                 0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99874        $10.75732         7,709,723
   01/01/2013 to 12/31/2013                                      $10.75732        $13.18547         7,846,052
   01/01/2014 to 12/31/2014                                      $13.18547        $13.39678         7,418,010
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99874        $10.82584           642,905
   01/01/2014 to 12/31/2014                                      $10.82584        $10.93338           878,138
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17542         $6.11700             5,945
   01/01/2009 to 12/31/2009                                       $6.11700         $8.13797           106,511
   01/01/2010 to 12/31/2010                                       $8.13797         $9.63255           192,701
   01/01/2011 to 12/31/2011                                       $9.63255         $9.00776           131,779
   01/01/2012 to 12/31/2012                                       $9.00776        $11.24753           203,005
   01/01/2013 to 12/31/2013                                      $11.24753        $11.55735           249,784
   01/01/2014 to 12/31/2014                                      $11.55735        $12.96554           223,092

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.93510        $10.26259           28,274
   01/01/2007 to 12/31/2007                           $10.26259        $11.51919          118,236
   01/01/2008 to 12/31/2008                           $11.51919         $6.77534          202,174
   01/01/2009 to 12/31/2009                            $6.77534         $9.96770          816,286
   01/01/2010 to 12/31/2010                            $9.96770        $10.82533          781,848
   01/01/2011 to 12/31/2011                           $10.82533        $10.23845          519,567
   01/01/2012 to 12/31/2012                           $10.23845        $12.07463          654,675
   01/01/2013 to 12/31/2013                           $12.07463        $15.42640          692,340
   01/01/2014 to 02/07/2014                           $15.42640        $15.17806                0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.96069        $11.04566           57,035
   01/01/2007 to 12/31/2007                           $11.04566        $11.43381          133,709
   01/01/2008 to 12/31/2008                           $11.43381         $6.67776          175,361
   01/01/2009 to 12/31/2009                            $6.67776         $7.83769          376,536
   01/01/2010 to 12/31/2010                            $7.83769         $8.71263          432,046
   01/01/2011 to 12/31/2011                            $8.71263         $8.10638          372,233
   01/01/2012 to 12/31/2012                            $8.10638         $9.55241          415,561
   01/01/2013 to 12/31/2013                            $9.55241        $12.56185          692,869
   01/01/2014 to 12/31/2014                           $12.56185        $13.99459          791,616
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.95809         $9.87709           15,491
   01/01/2007 to 12/31/2007                            $9.87709        $11.60729           69,386
   01/01/2008 to 12/31/2008                           $11.60729         $6.76729          106,877
   01/01/2009 to 12/31/2009                            $6.76729        $10.46870          740,477
   01/01/2010 to 12/31/2010                           $10.46870        $12.35275          763,649
   01/01/2011 to 12/31/2011                           $12.35275        $11.80230          509,810
   01/01/2012 to 12/31/2012                           $11.80230        $13.90165          650,563
   01/01/2013 to 12/31/2013                           $13.90165        $18.09631          743,372
   01/01/2014 to 12/31/2014                           $18.09631        $19.87432          649,374
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                          $10.08931         $7.62229          594,087
   01/01/2009 to 12/31/2009                            $7.62229         $9.26113        5,204,694
   01/01/2010 to 12/31/2010                            $9.26113        $10.17744        6,865,530
   01/01/2011 to 12/31/2011                           $10.17744         $9.97148        6,333,151
   01/01/2012 to 12/31/2012                            $9.97148        $10.81372        6,886,438
   01/01/2013 to 12/31/2013                           $10.81372        $11.69444        6,206,864
   01/01/2014 to 12/31/2014                           $11.69444        $11.98130        5,833,323
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                          $10.03362         $7.64384           28,596
   01/01/2009 to 12/31/2009                            $7.64384         $9.54810          263,795
   01/01/2010 to 12/31/2010                            $9.54810        $11.91907          399,917
   01/01/2011 to 12/31/2011                           $11.91907        $11.89024          269,954
   01/01/2012 to 12/31/2012                           $11.89024        $13.54566          414,297
   01/01/2013 to 12/31/2013                           $13.54566        $18.51615          537,216
   01/01/2014 to 12/31/2014                           $18.51615        $19.54602          481,476
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.94943        $11.02776           38,913
   01/01/2007 to 12/31/2007                           $11.02776        $10.98653          109,965
   01/01/2008 to 12/31/2008                           $10.98653         $6.78317          128,982
   01/01/2009 to 12/31/2009                            $6.78317         $7.89930          289,901
   01/01/2010 to 12/31/2010                            $7.89930         $8.74662          287,988
   01/01/2011 to 12/31/2011                            $8.74662         $8.57090          432,406
   01/01/2012 to 12/31/2012                            $8.57090         $9.57090          503,600
   01/01/2013 to 12/31/2013                            $9.57090        $12.68859          616,249
   01/01/2014 to 12/31/2014                           $12.68859        $12.68959          503,527

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                              $9.99874        $10.57653           45,123
   01/01/2007 to 12/31/2007                             $10.57653        $10.67274           82,416
   01/01/2008 to 12/31/2008                             $10.67274         $7.82524          107,722
   01/01/2009 to 12/31/2009                              $7.82524        $10.44540          443,242
   01/01/2010 to 12/31/2010                             $10.44540        $11.67447          621,288
   01/01/2011 to 12/31/2011                             $11.67447        $11.86124          552,891
   01/01/2012 to 12/31/2012                             $11.86124        $13.30052          666,213
   01/01/2013 to 12/31/2013                             $13.30052        $14.03791          641,129
   01/01/2014 to 12/31/2014                             $14.03791        $14.17716          596,265
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                             $9.99225        $10.61561           57,399
   01/01/2007 to 12/31/2007                             $10.61561        $12.44440          160,902
   01/01/2008 to 12/31/2008                             $12.44440         $6.09868          233,765
   01/01/2009 to 12/31/2009                              $6.09868         $8.12488          394,964
   01/01/2010 to 12/31/2010                              $8.12488         $9.16080          470,685
   01/01/2011 to 12/31/2011                              $9.16080         $7.85528          350,301
   01/01/2012 to 12/31/2012                              $7.85528         $9.31060          402,788
   01/01/2013 to 12/31/2013                              $9.31060        $10.91573          412,020
   01/01/2014 to 12/31/2014                             $10.91573        $10.15523          387,235
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01040        $10.87892           66,935
   01/01/2007 to 12/31/2007                             $10.87892        $12.61913          193,893
   01/01/2008 to 12/31/2008                             $12.61913         $6.95843          217,704
   01/01/2009 to 12/31/2009                              $6.95843         $8.94211          448,995
   01/01/2010 to 12/31/2010                              $8.94211         $9.78154          522,920
   01/01/2011 to 12/31/2011                              $9.78154         $8.42354          424,730
   01/01/2012 to 12/31/2012                              $8.42354         $9.67819          505,967
   01/01/2013 to 12/31/2013                              $9.67819        $11.38578          584,736
   01/01/2014 to 12/31/2014                             $11.38578        $10.46042          562,206
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11182         $7.14571          252,249
   01/01/2009 to 12/31/2009                              $7.14571         $8.91307        3,437,241
   01/01/2010 to 12/31/2010                              $8.91307         $9.98987        4,626,865
   01/01/2011 to 12/31/2011                              $9.98987         $9.78156        3,706,411
   01/01/2012 to 12/31/2012                              $9.78156        $10.94038        4,483,021
   01/01/2013 to 12/31/2013                             $10.94038        $12.52756        4,427,165
   01/01/2014 to 12/31/2014                             $12.52756        $13.12146        4,175,932
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99874        $10.59240           51,756
   01/01/2007 to 12/31/2007                             $10.59240        $11.41442          141,891
   01/01/2008 to 12/31/2008                             $11.41442         $6.58885          218,870
   01/01/2009 to 12/31/2009                              $6.58885         $8.81640          648,708
   01/01/2010 to 12/31/2010                              $8.81640         $9.30432          846,204
   01/01/2011 to 12/31/2011                              $9.30432         $8.32407          668,977
   01/01/2012 to 12/31/2012                              $8.32407         $9.99280          785,744
   01/01/2013 to 12/31/2013                              $9.99280        $11.35179          914,979
   01/01/2014 to 12/31/2014                             $11.35179        $10.46701          939,445
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96739        $10.54879           13,180
   01/01/2007 to 12/31/2007                             $10.54879        $10.58861           57,137
   01/01/2008 to 12/31/2008                             $10.58861         $8.59008        2,495,791
   01/01/2009 to 12/31/2009                              $8.59008        $10.32164        8,909,402
   01/01/2010 to 12/31/2010                             $10.32164        $10.90809        9,450,984
   01/01/2011 to 12/31/2011                             $10.90809        $10.76681        8,322,451
   01/01/2012 to 12/31/2012                             $10.76681        $11.73884        9,071,204
   01/01/2013 to 12/31/2013                             $11.73884        $12.83500        8,714,928
   01/01/2014 to 12/31/2014                             $12.83500        $13.32780        8,091,298

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                       $10.08412        $10.29227            1,459
   01/01/2010 to 12/31/2010                        $10.29227        $11.28218           54,941
   01/01/2011 to 12/31/2011                        $11.28218        $11.18383           83,729
   01/01/2012 to 12/31/2012                        $11.18383        $12.68552          161,930
   01/01/2013 to 12/31/2013                        $12.68552        $17.05068          164,359
   01/01/2014 to 12/31/2014                        $17.05068        $18.38625          230,989
----------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.96006        $11.02379           56,395
   01/01/2007 to 12/31/2007                        $11.02379        $10.53044          127,887
   01/01/2008 to 12/31/2008                        $10.53044         $6.06725          214,857
   01/01/2009 to 12/31/2009                         $6.06725         $7.13569          385,899
   01/01/2010 to 12/31/2010                         $7.13569         $7.95146          454,900
   01/01/2011 to 12/31/2011                         $7.95146         $7.50265          399,727
   01/01/2012 to 12/31/2012                         $7.50265         $8.63555          442,255
   01/01/2013 to 12/31/2013                         $8.63555        $11.89344          545,331
   01/01/2014 to 12/31/2014                        $11.89344        $13.32180          695,080
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94821        $10.22734           59,918
   01/01/2007 to 12/31/2007                        $10.22734        $11.57756          132,600
   01/01/2008 to 12/31/2008                        $11.57756         $6.42308          210,852
   01/01/2009 to 12/31/2009                         $6.42308         $8.20734          436,573
   01/01/2010 to 12/31/2010                         $8.20734         $9.67845          566,960
   01/01/2011 to 12/31/2011                         $9.67845         $9.44386          454,529
   01/01/2012 to 12/31/2012                         $9.44386        $10.44016          527,054
   01/01/2013 to 12/31/2013                        $10.44016        $14.04478          522,924
   01/01/2014 to 12/31/2014                        $14.04478        $15.29509        1,205,163
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99874        $10.49063            9,991
   01/01/2007 to 12/31/2007                        $10.49063        $10.95860           38,378
   01/01/2008 to 12/31/2008                        $10.95860         $8.28202           46,938
   01/01/2009 to 12/31/2009                         $8.28202        $10.97774          253,610
   01/01/2010 to 12/31/2010                        $10.97774        $12.26034          336,988
   01/01/2011 to 12/31/2011                        $12.26034        $13.30142          963,892
   01/01/2012 to 12/31/2012                        $13.30142        $13.87485        1,060,639
   01/01/2013 to 12/31/2013                        $13.87485        $13.38979          828,258
   01/01/2014 to 12/31/2014                        $13.38979        $14.02778          938,440
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96027        $11.11545           34,108
   01/01/2007 to 12/31/2007                        $11.11545        $11.97391          106,458
   01/01/2008 to 12/31/2008                        $11.97391         $7.78320          172,126
   01/01/2009 to 12/31/2009                         $7.78320        $10.07929          304,375
   01/01/2010 to 12/31/2010                        $10.07929        $11.12120          379,744
   01/01/2011 to 12/31/2011                        $11.12120        $10.60861          353,785
   01/01/2012 to 12/31/2012                        $10.60861        $12.85735          428,605
   01/01/2013 to 12/31/2013                        $12.85735        $16.15990          664,124
   01/01/2014 to 12/31/2014                        $16.15990        $16.49088          688,859
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93185        $10.39379           21,380
   01/01/2007 to 12/31/2007                        $10.39379        $11.78062           57,864
   01/01/2008 to 12/31/2008                        $11.78062         $7.38927           92,343
   01/01/2009 to 12/31/2009                         $7.38927         $9.04493          149,026
   01/01/2010 to 12/31/2010                         $9.04493        $10.04560          163,547
   01/01/2011 to 12/31/2011                        $10.04560         $9.83366          169,713
   01/01/2012 to 12/31/2012                         $9.83366        $11.33774          215,576
   01/01/2013 to 12/31/2013                        $11.33774        $15.26288          239,227
   01/01/2014 to 12/31/2014                        $15.26288        $16.33895          277,099

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99874        $10.20155            7,668
   01/01/2013 to 12/31/2013                              $10.20155        $13.51211           53,246
   01/01/2014 to 12/31/2014                              $13.51211        $14.66544           97,276
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                               $9.92917        $10.41366           13,257
   01/01/2007 to 12/31/2007                              $10.41366        $10.53613           68,861
   01/01/2008 to 12/31/2008                              $10.53613         $6.41960           81,548
   01/01/2009 to 12/31/2009                               $6.41960         $8.77984          212,717
   01/01/2010 to 12/31/2010                               $8.77984        $10.68701          280,877
   01/01/2011 to 12/31/2011                              $10.68701        $10.16087          207,670
   01/01/2012 to 12/31/2012                              $10.16087        $11.84769          268,805
   01/01/2013 to 12/31/2013                              $11.84769        $15.44877          291,476
   01/01/2014 to 12/31/2014                              $15.44877        $17.49037          312,284
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                              $9.99991        $10.21812          142,009
   01/01/2007 to 12/31/2007                              $10.21812        $10.55481          439,666
   01/01/2008 to 12/31/2008                              $10.55481        $10.65447        2,759,260
   01/01/2009 to 12/31/2009                              $10.65447        $10.51751        2,267,294
   01/01/2010 to 12/31/2010                              $10.51751        $10.35969        1,594,489
   01/01/2011 to 12/31/2011                              $10.35969        $10.20379        1,713,284
   01/01/2012 to 12/31/2012                              $10.20379        $10.04893        2,009,285
   01/01/2013 to 12/31/2013                              $10.04893         $9.89558        1,446,694
   01/01/2014 to 12/31/2014                               $9.89558         $9.74467        1,134,125
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03587        $10.17022           44,095
   01/01/2007 to 12/31/2007                              $10.17022        $10.33156          108,936
   01/01/2008 to 12/31/2008                              $10.33156         $5.87444          133,061
   01/01/2009 to 12/31/2009                               $5.87444         $8.13599          582,751
   01/01/2010 to 12/31/2010                               $8.13599         $9.88948          766,853
   01/01/2011 to 12/31/2011                               $9.88948         $9.49682          526,809
   01/01/2012 to 12/31/2012                               $9.49682        $10.95341          556,742
   01/01/2013 to 12/31/2013                              $10.95341        $15.31735          793,701
   01/01/2014 to 12/31/2014                              $15.31735        $17.23301          847,404
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02865        $10.07295            2,905
   01/01/2012 to 12/31/2012                              $10.07295        $10.40226           56,760
   01/01/2013 to 12/31/2013                              $10.40226         $9.95324          149,965
   01/01/2014 to 12/31/2014                               $9.95324        $10.30625          229,594
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96512        $10.21327           38,268
   01/01/2007 to 12/31/2007                              $10.21327        $12.28959           92,876
   01/01/2008 to 12/31/2008                              $12.28959         $6.87585          136,526
   01/01/2009 to 12/31/2009                               $6.87585         $8.78786          291,632
   01/01/2010 to 12/31/2010                               $8.78786        $11.13543          421,493
   01/01/2011 to 12/31/2011                              $11.13543        $11.15065          382,255
   01/01/2012 to 12/31/2012                              $11.15065        $12.33993          416,975
   01/01/2013 to 12/31/2013                              $12.33993        $16.11432          439,262
   01/01/2014 to 12/31/2014                              $16.11432        $17.12818          378,207
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98815         $9.45733           10,879
   01/01/2007 to 12/31/2007                               $9.45733        $11.05501           48,803
   01/01/2008 to 12/31/2008                              $11.05501         $6.25525           67,244
   01/01/2009 to 12/31/2009                               $6.25525         $7.54954          189,275
   01/01/2010 to 12/31/2010                               $7.54954         $8.94111          272,224
   01/01/2011 to 04/29/2011                               $8.94111        $10.03294                0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99874        $10.33248          406,988
   01/01/2013 to 12/31/2013                              $10.33248        $12.09919          416,680
   01/01/2014 to 12/31/2014                              $12.09919        $12.52682          433,716

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                           $10.10148         $5.57715             2,526
   01/01/2009 to 12/31/2009                             $5.57715         $9.14495         1,041,944
   01/01/2010 to 12/31/2010                             $9.14495        $11.01080         1,678,816
   01/01/2011 to 12/31/2011                            $11.01080         $8.64490           876,131
   01/01/2012 to 12/31/2012                             $8.64490        $10.03905         1,051,434
   01/01/2013 to 12/31/2013                            $10.03905         $9.90790         1,064,600
   01/01/2014 to 12/31/2014                             $9.90790         $9.29973           975,804
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                             $9.98034        $10.17953             9,194
   01/01/2007 to 12/31/2007                            $10.17953        $10.70491            27,226
   01/01/2008 to 12/31/2008                            $10.70491        $10.65895           273,679
   01/01/2009 to 12/31/2009                            $10.65895        $11.56999           491,388
   01/01/2010 to 12/31/2010                            $11.56999        $11.83776           692,562
   01/01/2011 to 12/31/2011                            $11.83776        $11.91937           736,600
   01/01/2012 to 12/31/2012                            $11.91937        $12.28836           791,103
   01/01/2013 to 12/31/2013                            $12.28836        $11.83763           668,714
   01/01/2014 to 12/31/2014                            $11.83763        $11.64560           596,788
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                            $9.97139        $10.31233            81,554
   01/01/2007 to 12/31/2007                            $10.31233        $10.99780           175,563
   01/01/2008 to 12/31/2008                            $10.99780        $10.58517           737,508
   01/01/2009 to 12/31/2009                            $10.58517        $12.14622         4,497,611
   01/01/2010 to 12/31/2010                            $12.14622        $12.88400         6,521,873
   01/01/2011 to 12/31/2011                            $12.88400        $13.09095         5,367,829
   01/01/2012 to 12/31/2012                            $13.09095        $14.09248         6,451,327
   01/01/2013 to 12/31/2013                            $14.09248        $13.62239         6,361,855
   01/01/2014 to 12/31/2014                            $13.62239        $13.98210         5,335,457
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97932        $10.42580            41,155
   01/01/2007 to 12/31/2007                            $10.42580        $11.16097           213,961
   01/01/2008 to 12/31/2008                            $11.16097         $8.84892         4,320,625
   01/01/2009 to 12/31/2009                             $8.84892        $10.45993        16,267,702
   01/01/2010 to 12/31/2010                            $10.45993        $11.38917        20,251,502
   01/01/2011 to 12/31/2011                            $11.38917        $11.32728        19,218,290
   01/01/2012 to 12/31/2012                            $11.32728        $12.31131        20,048,396
   01/01/2013 to 12/31/2013                            $12.31131        $13.24018        18,545,584
   01/01/2014 to 12/31/2014                            $13.24018        $13.79108        17,023,493
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01866        $10.07285             6,679
   01/01/2012 to 12/31/2012                            $10.07285        $10.62414           160,252
   01/01/2013 to 12/31/2013                            $10.62414        $10.21994           203,334
   01/01/2014 to 12/31/2014                            $10.21994        $10.67386           349,832
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.99874        $10.31485           100,669
   01/01/2007 to 12/31/2007                            $10.31485        $11.31636           374,786
   01/01/2008 to 12/31/2008                            $11.31636         $6.60696         1,947,722
   01/01/2009 to 12/31/2009                             $6.60696         $8.19609        12,858,817
   01/01/2010 to 12/31/2010                             $8.19609         $9.60610        16,273,232
   01/01/2011 to 12/31/2011                             $9.60610         $8.87180        11,140,097
   01/01/2012 to 12/31/2012                             $8.87180         $9.86507        14,706,594
   01/01/2013 to 12/31/2013                             $9.86507        $11.36842        15,036,493
   01/01/2014 to 12/31/2014                            $11.36842        $12.22460        14,721,310
--------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99874         $9.61277             5,018
   01/01/2014 to 12/31/2014                             $9.61277         $9.23266             7,322
--------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99874        $11.68682                 0
   01/01/2014 to 12/31/2014                            $11.68682        $13.26253             1,301

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                                 $9.95097        $10.74043           26,327
   01/01/2007 to 12/31/2007                                $10.74043        $10.79584          109,945
   01/01/2008 to 12/31/2008                                $10.79584         $6.51497          137,469
   01/01/2009 to 12/31/2009                                 $6.51497         $7.81555          236,297
   01/01/2010 to 12/31/2010                                 $7.81555         $8.85453          252,083
   01/01/2011 to 12/31/2011                                 $8.85453         $9.02103          234,580
   01/01/2012 to 12/31/2012                                 $9.02103        $10.55351          307,625
   01/01/2013 to 12/31/2013                                $10.55351        $13.76244          319,622
   01/01/2014 to 12/31/2014                                $13.76244        $15.88513          497,560
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99874         $8.90747                0
   01/01/2012 to 12/31/2012                                 $8.90747         $9.92541              138
   01/01/2013 to 12/31/2013                                 $9.92541        $11.96308            5,599
   01/01/2014 to 12/31/2014                                $11.96308        $12.54626           19,705
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08113         $7.35283          771,630
   01/01/2009 to 12/31/2009                                 $7.35283         $8.93400        6,054,382
   01/01/2010 to 12/31/2010                                 $8.93400         $9.84613        8,324,552
   01/01/2011 to 12/31/2011                                 $9.84613         $9.51998        7,450,224
   01/01/2012 to 12/31/2012                                 $9.51998        $10.33838        8,210,358
   01/01/2013 to 12/31/2013                                $10.33838        $11.44699        7,740,553
   01/01/2014 to 12/31/2014                                $11.44699        $11.85150        7,299,037
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09931         $6.70326          384,017
   01/01/2009 to 12/31/2009                                 $6.70326         $8.37330        4,604,696
   01/01/2010 to 12/31/2010                                 $8.37330         $9.42811        6,724,473
   01/01/2011 to 12/31/2011                                 $9.42811         $9.06262        4,840,317
   01/01/2012 to 12/31/2012                                 $9.06262        $10.34330        6,553,917
   01/01/2013 to 12/31/2013                                $10.34330        $12.02494        7,624,753
   01/01/2014 to 12/31/2014                                $12.02494        $12.48462        7,486,076
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98449        $10.58114           28,050
   01/01/2007 to 12/31/2007                                $10.58114        $11.34807           50,902
   01/01/2008 to 12/31/2008                                $11.34807         $7.80093          541,511
   01/01/2009 to 12/31/2009                                 $7.80093         $9.78770        5,527,106
   01/01/2010 to 12/31/2010                                 $9.78770        $10.77678        8,729,302
   01/01/2011 to 12/31/2011                                $10.77678        $10.25384        6,982,765
   01/01/2012 to 12/31/2012                                $10.25384        $11.22172        8,188,208
   01/01/2013 to 12/31/2013                                $11.22172        $12.64168        7,978,456
   01/01/2014 to 12/31/2014                                $12.64168        $12.82666        7,496,762
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99874         $9.95782           21,725
   01/01/2007 to 12/31/2007                                 $9.95782        $10.90438           57,968
   01/01/2008 to 12/31/2008                                $10.90438         $6.00326           79,885
   01/01/2009 to 12/31/2009                                 $6.00326         $7.84248          315,327
   01/01/2010 to 12/31/2010                                 $7.84248        $10.23628          396,390
   01/01/2011 to 12/31/2011                                $10.23628         $8.75847          436,732
   01/01/2012 to 12/31/2012                                 $8.75847        $10.35593          494,394
   01/01/2013 to 12/31/2013                                $10.35593        $14.35979          476,575
   01/01/2014 to 12/31/2014                                $14.35979        $14.83925          503,409

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                         $9.90522         $9.92188            15,284
   01/01/2007 to 12/31/2007                          $9.92188        $10.46833            49,715
   01/01/2008 to 12/31/2008                         $10.46833         $6.70061            81,727
   01/01/2009 to 12/31/2009                          $6.70061         $8.83559           185,740
   01/01/2010 to 12/31/2010                          $8.83559        $11.86932           315,242
   01/01/2011 to 12/31/2011                         $11.86932        $11.57388           281,553
   01/01/2012 to 12/31/2012                         $11.57388        $12.78458           341,947
   01/01/2013 to 12/31/2013                         $12.78458        $17.01765           389,163
   01/01/2014 to 12/31/2014                         $17.01765        $17.39792           340,049
-----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                          $9.99256        $10.47191            33,223
   01/01/2007 to 12/31/2007                         $10.47191         $9.73292           127,547
   01/01/2008 to 12/31/2008                          $9.73292         $6.73606           266,159
   01/01/2009 to 12/31/2009                          $6.73606         $8.42432           409,674
   01/01/2010 to 12/31/2010                          $8.42432        $10.45223           478,873
   01/01/2011 to 12/31/2011                         $10.45223         $9.67773           389,214
   01/01/2012 to 12/31/2012                          $9.67773        $11.26057           388,934
   01/01/2013 to 12/31/2013                         $11.26057        $15.23609           407,998
   01/01/2014 to 12/31/2014                         $15.23609        $15.79392           347,568
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                          $9.96827        $10.63917            26,346
   01/01/2007 to 12/31/2007                         $10.63917        $11.13836           209,218
   01/01/2008 to 12/31/2008                         $11.13836         $8.12262         1,854,755
   01/01/2009 to 12/31/2009                          $8.12262         $9.92935         9,485,424
   01/01/2010 to 12/31/2010                          $9.92935        $10.90571        12,526,458
   01/01/2011 to 12/31/2011                         $10.90571        $10.95260        11,437,020
   01/01/2012 to 12/31/2012                         $10.95260        $12.24090        13,385,369
   01/01/2013 to 12/31/2013                         $12.24090        $14.08325        13,770,936
   01/01/2014 to 12/31/2014                         $14.08325        $14.68366        13,547,138
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                          $9.95058        $11.08082            44,340
   01/01/2007 to 12/31/2007                         $11.08082        $10.52167            90,758
   01/01/2008 to 12/31/2008                         $10.52167         $6.02125            94,337
   01/01/2009 to 12/31/2009                          $6.02125         $7.34030           423,253
   01/01/2010 to 12/31/2010                          $7.34030         $8.18554           514,767
   01/01/2011 to 12/31/2011                          $8.18554         $7.92860           365,775
   01/01/2012 to 12/31/2012                          $7.92860         $9.15434           596,572
   01/01/2013 to 12/31/2013                          $9.15434        $11.69068           667,212
   01/01/2014 to 12/31/2014                         $11.69068        $12.37186           581,219
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                         $9.94026        $10.47609            43,555
   01/01/2007 to 12/31/2007                         $10.47609        $11.16482           124,564
   01/01/2008 to 12/31/2008                         $11.16482         $6.53413           187,362
   01/01/2009 to 12/31/2009                          $6.53413         $9.86862           558,526
   01/01/2010 to 12/31/2010                          $9.86862        $11.25440           802,365
   01/01/2011 to 12/31/2011                         $11.25440        $10.89495           646,172
   01/01/2012 to 12/31/2012                         $10.89495        $12.61485           861,455
   01/01/2013 to 12/31/2013                         $12.61485        $17.89146         1,061,446
   01/01/2014 to 12/31/2014                         $17.89146        $19.08873         1,065,230
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                         $10.14759         $9.83697            89,048
   01/01/2007 to 12/31/2007                          $9.83697        $13.60991           492,266
   01/01/2008 to 12/31/2008                         $13.60991         $6.70277           838,493
   01/01/2009 to 12/31/2009                          $6.70277         $9.85783         2,292,411
   01/01/2010 to 12/31/2010                          $9.85783        $11.69296         2,773,962
   01/01/2011 to 12/31/2011                         $11.69296         $9.79692         1,987,127
   01/01/2012 to 12/31/2012                          $9.79692         $9.99607         2,235,786
   01/01/2013 to 12/31/2013                          $9.99607        $11.35752         2,023,123
   01/01/2014 to 12/31/2014                         $11.35752        $10.24897         1,858,962

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                                  $9.98973        $10.30713           24,861
   01/01/2007 to 12/31/2007                                 $10.30713        $11.12805           57,667
   01/01/2008 to 12/31/2008                                 $11.12805        $10.69133          156,631
   01/01/2009 to 12/31/2009                                 $10.69133        $11.80367          409,662
   01/01/2010 to 12/31/2010                                 $11.80367        $12.29119          466,177
   01/01/2011 to 12/31/2011                                 $12.29119        $12.60300          430,868
   01/01/2012 to 12/31/2012                                 $12.60300        $13.05891          488,280
   01/01/2013 to 12/31/2013                                 $13.05891        $12.37691          374,762
   01/01/2014 to 12/31/2014                                 $12.37691        $12.25586          344,291
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                                  $9.97083        $10.66139          338,838
   01/01/2007 to 12/31/2007                                 $10.66139        $11.50135          828,348
   01/01/2008 to 12/31/2008                                 $11.50135         $6.53179          909,806
   01/01/2009 to 12/31/2009                                  $6.53179         $8.26091        1,274,354
   01/01/2010 to 12/31/2010                                  $8.26091         $9.32545        1,435,409
   01/01/2011 to 12/31/2011                                  $9.32545         $8.86601        1,575,912
   01/01/2012 to 12/31/2012                                  $8.86601         $9.69157        1,881,604
   01/01/2013 to 12/31/2013                                  $9.69157        $11.50036        2,377,900
   01/01/2014 to 12/31/2014                                 $11.50036        $11.94816        2,588,916
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99874         $9.98107                0
   01/01/2008 to 12/31/2008                                  $9.98107         $9.31646          155,946
   01/01/2009 to 12/31/2009                                  $9.31646        $10.24119          940,945
   01/01/2010 to 12/31/2010                                 $10.24119        $10.87128        1,513,592
   01/01/2011 to 12/31/2011                                 $10.87128        $11.35046        1,420,753
   01/01/2012 to 12/31/2012                                 $11.35046        $12.05471        1,754,893
   01/01/2013 to 12/31/2013                                 $12.05471        $11.69345        1,571,750
   01/01/2014 to 12/31/2014                                 $11.69345        $12.34370        1,915,721
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99874        $10.39046              747
   01/01/2013 to 12/31/2013                                 $10.39046         $9.39959            1,433
   01/01/2014 to 12/31/2014                                  $9.39959         $9.38142           10,260
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07814         $6.64843          792,320
   01/01/2009 to 12/31/2009                                  $6.64843         $8.51531        5,928,271
   01/01/2010 to 12/31/2010                                  $8.51531         $9.24408        8,882,311
   01/01/2011 to 12/31/2011                                  $9.24408         $8.95108        6,520,466
   01/01/2012 to 09/21/2012                                  $8.95108        $10.03722                0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          Pruco Life Insurance Company
                                   Prospectus

  ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.95%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02446        $12.14965          13,020
   01/01/2010 to 12/31/2010                              $12.14965        $13.21360          18,869
   01/01/2011 to 12/31/2011                              $13.21360        $12.49428           5,627
   01/01/2012 to 12/31/2012                              $12.49428        $13.66074           7,318
   01/01/2013 to 12/31/2013                              $13.66074        $14.59281           1,879
   01/01/2014 to 12/31/2014                              $14.59281        $14.71591           5,163

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                          $10.03680        $12.34562          27,619
   01/01/2010 to 12/31/2010                          $12.34562        $13.63558          26,045
   01/01/2011 to 12/31/2011                          $13.63558        $13.26029          16,219
   01/01/2012 to 12/31/2012                          $13.26029        $14.63763          17,786
   01/01/2013 to 12/31/2013                          $14.63763        $16.57233           1,737
   01/01/2014 to 12/31/2014                          $16.57233        $17.08060           5,017
------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                          $10.07546        $12.39336             836
   01/01/2010 to 12/31/2010                          $12.39336        $13.70528             790
   01/01/2011 to 12/31/2011                          $13.70528        $13.78862             434
   01/01/2012 to 05/04/2012                          $13.78862        $14.91819               0
------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                          $10.02327        $11.97544          12,470
   01/01/2010 to 12/31/2010                          $11.97544        $13.06479          30,991
   01/01/2011 to 12/31/2011                          $13.06479        $12.53676          13,226
   01/01/2012 to 12/31/2012                          $12.53676        $13.69607          13,702
   01/01/2013 to 12/31/2013                          $13.69607        $15.65144           5,844
   01/01/2014 to 12/31/2014                          $15.65144        $16.19441          16,766
------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                          $9.99761         $9.09070               0
   01/01/2012 to 12/31/2012                           $9.09070         $9.88003             473
   01/01/2013 to 12/31/2013                           $9.88003        $10.63849             143
   01/01/2014 to 12/31/2014                          $10.63849        $10.83939             399
------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                          $9.99761        $10.41150               0
   01/01/2014 to 12/31/2014                          $10.41150        $10.47504               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009 to 12/31/2009                           $9.93798         $9.55647               0
   01/01/2010 to 12/31/2010                           $9.55647        $10.26446               0
   01/01/2011 to 12/31/2011                          $10.26446        $10.93204               0
   01/01/2012 to 12/31/2012                          $10.93204        $11.06040               0
   01/01/2013 to 12/31/2013                          $11.06040        $10.66937               0
   01/01/2014 to 12/31/2014                          $10.66937        $10.41138               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009 to 12/31/2009                           $9.92241         $9.62205               0
   01/01/2010 to 12/31/2010                           $9.62205        $10.39180               0
   01/01/2011 to 12/31/2011                          $10.39180        $11.46532               0
   01/01/2012 to 12/31/2012                          $11.46532        $11.77275               0
   01/01/2013 to 12/31/2013                          $11.77275        $11.07596               0
   01/01/2014 to 12/31/2014                          $11.07596        $11.04502               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009 to 12/31/2009                           $9.90519         $9.52347               0
   01/01/2010 to 12/31/2010                           $9.52347        $10.30156               0
   01/01/2011 to 12/31/2011                          $10.30156        $11.60533               0
   01/01/2012 to 12/31/2012                          $11.60533        $11.93263           5,849
   01/01/2013 to 12/31/2013                          $11.93263        $11.03065               0
   01/01/2014 to 12/31/2014                          $11.03065        $11.17142               0
------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009 to 12/31/2009                           $9.88390         $9.20011               0
   01/01/2010 to 12/31/2010                           $9.20011         $9.99504          29,718
   01/01/2011 to 12/31/2011                           $9.99504        $11.52261           3,365
   01/01/2012 to 12/31/2012                          $11.52261        $11.89913           5,376
   01/01/2013 to 12/31/2013                          $11.89913        $10.80496               0
   01/01/2014 to 12/31/2014                          $10.80496        $11.14181               0

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                               $9.99681        $10.88888          21,997
   01/01/2011 to 12/31/2011                               $10.88888        $12.72484         184,879
   01/01/2012 to 12/31/2012                               $12.72484        $13.19929          50,307
   01/01/2013 to 12/31/2013                               $13.19929        $11.92335           2,347
   01/01/2014 to 12/31/2014                               $11.92335        $12.47123           1,965
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                               $9.99761        $11.89046          49,475
   01/01/2012 to 12/31/2012                               $11.89046        $12.22448         149,643
   01/01/2013 to 12/31/2013                               $12.22448        $10.71676               0
   01/01/2014 to 12/31/2014                               $10.71676        $11.48908               0
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                               $9.99682        $10.28586          25,736
   01/01/2013 to 12/31/2013                               $10.28586         $8.97196         404,760
   01/01/2014 to 12/31/2014                                $8.97196         $9.81468         240,484
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                               $9.99841         $8.65442          95,202
   01/01/2014 to 12/31/2014                                $8.65442         $9.63308          55,289
-----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                               $9.99841        $11.18028          12,488
-----------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                              $10.14438        $10.28361               0
   01/01/2010 to 12/31/2010                               $10.28361        $11.35995               0
   01/01/2011 to 12/31/2011                               $11.35995        $10.38685               0
   01/01/2012 to 12/31/2012                               $10.38685        $11.42376               0
   01/01/2013 to 12/31/2013                               $11.42376        $14.58415               0
   01/01/2014 to 12/31/2014                               $14.58415        $15.62047               0
-----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $10.03857        $12.24278          77,092
   01/01/2010 to 12/31/2010                               $12.24278        $13.48272          81,979
   01/01/2011 to 12/31/2011                               $13.48272        $12.77918          32,150
   01/01/2012 to 12/31/2012                               $12.77918        $14.11565          47,398
   01/01/2013 to 12/31/2013                               $14.11565        $16.82101          20,327
   01/01/2014 to 12/31/2014                               $16.82101        $17.48193          38,431
-----------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                               $9.99761        $11.53973               0
   01/01/2014 to 12/31/2014                               $11.53973        $12.73456               0
-----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                                $9.61459        $14.43234           3,001
   01/01/2010 to 12/31/2010                               $14.43234        $18.04155           1,457
   01/01/2011 to 12/31/2011                               $18.04155        $18.68048             663
   01/01/2012 to 12/31/2012                               $18.68048        $20.92906             912
   01/01/2013 to 12/31/2013                               $20.92906        $20.96618              76
   01/01/2014 to 12/31/2014                               $20.96618        $26.66143             310
-----------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                               $9.99761         $9.60749               0
   01/01/2014 to 12/31/2014                                $9.60749         $9.80832               0
-----------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                               $10.01294        $12.22965           5,632
   01/01/2010 to 12/31/2010                               $12.22965        $13.58559           4,832
   01/01/2011 to 12/31/2011                               $13.58559        $12.99831           3,215
   01/01/2012 to 12/31/2012                               $12.99831        $13.96786           2,517
   01/01/2013 to 12/31/2013                               $13.96786        $15.57032             207
   01/01/2014 to 12/31/2014                               $15.57032        $15.60075             159

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                      $10.02668        $11.90548          15,388
   01/01/2010 to 12/31/2010                                      $11.90548        $13.10518          11,820
   01/01/2011 to 12/31/2011                                      $13.10518        $12.41548           8,836
   01/01/2012 to 12/31/2012                                      $12.41548        $13.70345           9,133
   01/01/2013 to 12/31/2013                                      $13.70345        $15.86966           3,209
   01/01/2014 to 12/31/2014                                      $15.86966        $16.29638           7,796
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99762        $10.65805          19,198
   01/01/2013 to 12/31/2013                                      $10.65805        $12.88623           7,301
   01/01/2014 to 12/31/2014                                      $12.88623        $12.91464          14,641
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99761        $10.72523               0
   01/01/2014 to 12/31/2014                                      $10.72523        $10.68440               0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $9.85920        $13.85928             301
   01/01/2010 to 12/31/2010                                      $13.85928        $16.18173             537
   01/01/2011 to 12/31/2011                                      $16.18173        $14.92661             198
   01/01/2012 to 12/31/2012                                      $14.92661        $18.38438             277
   01/01/2013 to 12/31/2013                                      $18.38438        $18.63379              85
   01/01/2014 to 12/31/2014                                      $18.63379        $20.61990             262
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.04640        $12.76940           5,379
   01/01/2010 to 12/31/2010                                      $12.76940        $13.67964           4,365
   01/01/2011 to 12/31/2011                                      $13.67964        $12.76237           2,471
   01/01/2012 to 12/31/2012                                      $12.76237        $14.84619           2,880
   01/01/2013 to 12/31/2013                                      $14.84619        $18.70950             813
   01/01/2014 to 02/07/2014                                      $18.70950        $18.38202               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                      $10.12441        $12.13788           1,283
   01/01/2010 to 12/31/2010                                      $12.13788        $13.30952             986
   01/01/2011 to 12/31/2011                                      $13.30952        $12.21514             536
   01/01/2012 to 12/31/2012                                      $12.21514        $14.19795             519
   01/01/2013 to 12/31/2013                                      $14.19795        $18.41703             200
   01/01/2014 to 12/31/2014                                      $18.41703        $20.23852             249
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.05944        $13.41116           1,228
   01/01/2010 to 12/31/2010                                      $13.41116        $15.60961             497
   01/01/2011 to 12/31/2011                                      $15.60961        $14.71140             179
   01/01/2012 to 12/31/2012                                      $14.71140        $17.09191             269
   01/01/2013 to 12/31/2013                                      $17.09191        $21.94678              56
   01/01/2014 to 12/31/2014                                      $21.94678        $23.77519             197
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                                      $10.02446        $11.79459           1,433
   01/01/2010 to 12/31/2010                                      $11.79459        $12.78541           3,319
   01/01/2011 to 12/31/2011                                      $12.78541        $12.35668           1,562
   01/01/2012 to 12/31/2012                                      $12.35668        $13.21768           1,693
   01/01/2013 to 12/31/2013                                      $13.21768        $14.09980             260
   01/01/2014 to 12/31/2014                                      $14.09980        $14.24912             845
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                       $9.95298        $12.68960             222
   01/01/2010 to 12/31/2010                                      $12.68960        $15.62558             518
   01/01/2011 to 12/31/2011                                      $15.62558        $15.37615             258
   01/01/2012 to 12/31/2012                                      $15.37615        $17.27805             263
   01/01/2013 to 12/31/2013                                      $17.27805        $23.29721              32
   01/01/2014 to 12/31/2014                                      $23.29721        $24.25849           2,152

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                             $10.09805        $12.68715            787
   01/01/2010 to 12/31/2010                             $12.68715        $13.85711            748
   01/01/2011 to 12/31/2011                             $13.85711        $13.39438            339
   01/01/2012 to 12/31/2012                             $13.39438        $14.75340            422
   01/01/2013 to 12/31/2013                             $14.75340        $19.29339            158
   01/01/2014 to 12/31/2014                             $19.29339        $19.03242            286
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                             $10.01687        $12.44787              0
   01/01/2010 to 12/31/2010                             $12.44787        $13.72365            489
   01/01/2011 to 12/31/2011                             $13.72365        $13.75411            248
   01/01/2012 to 12/31/2012                             $13.75411        $15.21285            343
   01/01/2013 to 12/31/2013                             $15.21285        $15.83797              0
   01/01/2014 to 12/31/2014                             $15.83797        $15.77758              0
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                             $10.14299        $13.19877            761
   01/01/2010 to 12/31/2010                             $13.19877        $14.67945          1,006
   01/01/2011 to 12/31/2011                             $14.67945        $12.41627            446
   01/01/2012 to 12/31/2012                             $12.41627        $14.51610            620
   01/01/2013 to 12/31/2013                             $14.51610        $16.78723            206
   01/01/2014 to 12/31/2014                             $16.78723        $15.40514            573
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                             $10.11749        $13.03119            535
   01/01/2010 to 12/31/2010                             $13.03119        $14.06081            512
   01/01/2011 to 12/31/2011                             $14.06081        $11.94417            254
   01/01/2012 to 12/31/2012                             $11.94417        $13.53606            344
   01/01/2013 to 12/31/2013                             $13.53606        $15.70785            139
   01/01/2014 to 12/31/2014                             $15.70785        $14.23469            282
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                             $10.04081        $12.18110            290
   01/01/2010 to 12/31/2010                             $12.18110        $13.46704            370
   01/01/2011 to 12/31/2011                             $13.46704        $13.00722            132
   01/01/2012 to 12/31/2012                             $13.00722        $14.34980             45
   01/01/2013 to 12/31/2013                             $14.34980        $16.20814             16
   01/01/2014 to 12/31/2014                             $16.20814        $16.74563             41
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                             $10.12715        $13.51479          1,772
   01/01/2010 to 12/31/2010                             $13.51479        $14.06906          1,768
   01/01/2011 to 12/31/2011                             $14.06906        $12.41579          1,104
   01/01/2012 to 12/31/2012                             $12.41579        $14.70157          1,222
   01/01/2013 to 12/31/2013                             $14.70157        $16.47396            337
   01/01/2014 to 12/31/2014                             $16.47396        $14.98316            863
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                             $10.07956        $11.60326          3,077
   01/01/2010 to 12/31/2010                             $11.60326        $12.09566          4,452
   01/01/2011 to 12/31/2011                             $12.09566        $11.77703          2,478
   01/01/2012 to 12/31/2012                             $11.77703        $12.66517          3,240
   01/01/2013 to 12/31/2013                             $12.66517        $13.65947            773
   01/01/2014 to 12/31/2014                             $13.65947        $13.99094          2,658
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08300        $10.27380            288
   01/01/2010 to 12/31/2010                             $10.27380        $11.10882            666
   01/01/2011 to 12/31/2011                             $11.10882        $10.86250            223
   01/01/2012 to 12/31/2012                             $10.86250        $12.15304            358
   01/01/2013 to 12/31/2013                             $12.15304        $16.11302             77
   01/01/2014 to 12/31/2014                             $16.11302        $17.13877            272

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.06243        $12.66367          1,730
   01/01/2010 to 12/31/2010                              $12.66367        $13.91972          1,413
   01/01/2011 to 12/31/2011                              $13.91972        $12.95575            727
   01/01/2012 to 12/31/2012                              $12.95575        $14.70880            769
   01/01/2013 to 12/31/2013                              $14.70880        $19.98265            284
   01/01/2014 to 12/31/2014                              $19.98265        $22.07828            394
----------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.00706        $12.64572          5,784
   01/01/2010 to 12/31/2010                              $12.64572        $14.70981          2,852
   01/01/2011 to 12/31/2011                              $14.70981        $14.15841          1,570
   01/01/2012 to 12/31/2012                              $14.15841        $15.43885          1,868
   01/01/2013 to 12/31/2013                              $15.43885        $20.48706            567
   01/01/2014 to 12/31/2014                              $20.48706        $22.00743          3,518
----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                              $10.03365        $12.01819              0
   01/01/2010 to 12/31/2010                              $12.01819        $13.23989              0
   01/01/2011 to 12/31/2011                              $13.23989        $14.16931              0
   01/01/2012 to 12/31/2012                              $14.16931        $14.57861              0
   01/01/2013 to 12/31/2013                              $14.57861        $13.87754              0
   01/01/2014 to 12/31/2014                              $13.87754        $14.34112              0
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                              $10.07220        $13.29257            862
   01/01/2010 to 12/31/2010                              $13.29257        $14.46732            927
   01/01/2011 to 12/31/2011                              $14.46732        $13.61306            413
   01/01/2012 to 12/31/2012                              $13.61306        $16.27386            601
   01/01/2013 to 12/31/2013                              $16.27386        $20.17598            113
   01/01/2014 to 12/31/2014                              $20.17598        $20.30921          3,119
----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.02798        $12.08547          4,955
   01/01/2010 to 12/31/2010                              $12.08547        $13.24017          3,591
   01/01/2011 to 12/31/2011                              $13.24017        $12.78488          2,289
   01/01/2012 to 12/31/2012                              $12.78488        $14.53945          2,516
   01/01/2013 to 12/31/2013                              $14.53945        $19.30703            764
   01/01/2014 to 12/31/2014                              $19.30703        $20.38713          1,931
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99762        $10.14988              0
   01/01/2013 to 12/31/2013                              $10.14988        $13.26086              0
   01/01/2014 to 12/31/2014                              $13.26086        $14.19695              0
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $9.98563        $13.15888            830
   01/01/2010 to 12/31/2010                              $13.15888        $15.79968            858
   01/01/2011 to 12/31/2011                              $15.79968        $14.81790            499
   01/01/2012 to 12/31/2012                              $14.81790        $17.04243            450
   01/01/2013 to 12/31/2013                              $17.04243        $21.92023            109
   01/01/2014 to 12/31/2014                              $21.92023        $24.47937            230
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                               $9.99942         $9.81329            122
   01/01/2010 to 12/31/2010                               $9.81329         $9.53428          1,606
   01/01/2011 to 12/31/2011                               $9.53428         $9.26367            765
   01/01/2012 to 12/31/2012                               $9.26367         $8.99838            990
   01/01/2013 to 12/31/2013                               $8.99838         $8.74050            287
   01/01/2014 to 12/31/2014                               $8.74050         $8.49004          1,065
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.13078        $13.64222              0
   01/01/2010 to 12/31/2010                              $13.64222        $16.35722              0
   01/01/2011 to 12/31/2011                              $16.35722        $15.49442              0
   01/01/2012 to 12/31/2012                              $15.49442        $17.62741              0
   01/01/2013 to 12/31/2013                              $17.62741        $24.31534              0
   01/01/2014 to 12/31/2014                              $24.31534        $26.98431              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.02752        $10.04914               0
   01/01/2012 to 12/31/2012                            $10.04914        $10.23613               0
   01/01/2013 to 12/31/2013                            $10.23613         $9.66106               0
   01/01/2014 to 12/31/2014                             $9.66106         $9.86751               0
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $9.97654        $12.29592           2,852
   01/01/2010 to 12/31/2010                            $12.29592        $15.36897           1,578
   01/01/2011 to 12/31/2011                            $15.36897        $15.18106             774
   01/01/2012 to 12/31/2012                            $15.18106        $16.57109             972
   01/01/2013 to 12/31/2013                            $16.57109        $21.34553             249
   01/01/2014 to 12/31/2014                            $21.34553        $22.37993           2,960
--------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $9.93437        $12.00057           1,718
   01/01/2010 to 12/31/2010                            $12.00057        $14.01944             525
   01/01/2011 to 04/29/2011                            $14.01944        $15.66141               0
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99762        $10.23705             501
   01/01/2013 to 12/31/2013                            $10.23705        $11.82459             148
   01/01/2014 to 12/31/2014                            $11.82459        $12.07593             228
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                            $10.05415        $14.71525           1,037
   01/01/2010 to 12/31/2010                            $14.71525        $17.47708             843
   01/01/2011 to 12/31/2011                            $17.47708        $13.53518             254
   01/01/2012 to 12/31/2012                            $13.53518        $15.50378             497
   01/01/2013 to 12/31/2013                            $15.50378        $15.09301             218
   01/01/2014 to 12/31/2014                            $15.09301        $13.97380             446
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.99032        $10.42590              32
   01/01/2010 to 12/31/2010                            $10.42590        $10.52192              27
   01/01/2011 to 12/31/2011                            $10.52192        $10.45073              20
   01/01/2012 to 12/31/2012                            $10.45073        $10.62737              21
   01/01/2013 to 12/31/2013                            $10.62737        $10.09851               0
   01/01/2014 to 12/31/2014                            $10.09851         $9.79948               0
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                             $9.98220        $10.99025           6,009
   01/01/2010 to 12/31/2010                            $10.99025        $11.49931           9,247
   01/01/2011 to 12/31/2011                            $11.49931        $11.52545           4,141
   01/01/2012 to 12/31/2012                            $11.52545        $12.23809           5,272
   01/01/2013 to 12/31/2013                            $12.23809        $11.66897           1,256
   01/01/2014 to 12/31/2014                            $11.66897        $11.81409           3,724
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                            $10.02076        $11.54365           7,145
   01/01/2010 to 12/31/2010                            $11.54365        $12.39835          22,449
   01/01/2011 to 12/31/2011                            $12.39835        $12.16361          11,633
   01/01/2012 to 12/31/2012                            $12.16361        $13.04005          11,751
   01/01/2013 to 12/31/2013                            $13.04005        $13.83322             698
   01/01/2014 to 12/31/2014                            $13.83322        $14.21282           2,094
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01753        $10.04905               0
   01/01/2012 to 12/31/2012                            $10.04905        $10.45441               0
   01/01/2013 to 12/31/2013                            $10.45441         $9.91987               0
   01/01/2014 to 12/31/2014                             $9.91987        $10.21971               0
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                             $9.98494        $12.09006          22,900
   01/01/2010 to 12/31/2010                            $12.09006        $13.97741          10,480
   01/01/2011 to 12/31/2011                            $13.97741        $12.73366           4,862
   01/01/2012 to 12/31/2012                            $12.73366        $13.96618           9,795
   01/01/2013 to 12/31/2013                            $13.96618        $15.87570           4,350
   01/01/2014 to 12/31/2014                            $15.87570        $16.83903           4,970

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                                $10.07692        $12.73663             830
   01/01/2010 to 12/31/2010                                $12.73663        $14.23370           1,357
   01/01/2011 to 12/31/2011                                $14.23370        $14.30449             519
   01/01/2012 to 12/31/2012                                $14.30449        $16.50658             751
   01/01/2013 to 12/31/2013                                $16.50658        $21.23317             153
   01/01/2014 to 12/31/2014                                $21.23317        $24.17502             529
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99761         $8.82585               0
   01/01/2012 to 12/31/2012                                 $8.82585         $9.70047               0
   01/01/2013 to 12/31/2013                                 $9.70047        $11.53306               0
   01/01/2014 to 12/31/2014                                $11.53306        $11.93081               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                                $10.03963        $11.87231          12,709
   01/01/2010 to 12/31/2010                                $11.87231        $12.90674          12,757
   01/01/2011 to 12/31/2011                                $12.90674        $12.30979          10,623
   01/01/2012 to 12/31/2012                                $12.30979        $13.18580          12,555
   01/01/2013 to 12/31/2013                                $13.18580        $14.40124           3,147
   01/01/2014 to 12/31/2014                                $14.40124        $14.70749          10,149
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                $10.05218        $12.27557          11,261
   01/01/2010 to 12/31/2010                                $12.27557        $13.63420          14,402
   01/01/2011 to 12/31/2011                                $13.63420        $12.92780           7,557
   01/01/2012 to 12/31/2012                                $12.92780        $14.55352          15,560
   01/01/2013 to 12/31/2013                                $14.55352        $16.68957           5,537
   01/01/2014 to 12/31/2014                                $16.68957        $17.09194          11,741
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                $10.08059        $12.31748           4,321
   01/01/2010 to 12/31/2010                                $12.31748        $13.37803           8,944
   01/01/2011 to 12/31/2011                                $13.37803        $12.55586           3,680
   01/01/2012 to 12/31/2012                                $12.55586        $13.55363          11,394
   01/01/2013 to 12/31/2013                                $13.55363        $15.06113           6,139
   01/01/2014 to 12/31/2014                                $15.06113        $15.07361           3,804
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                 $9.98041        $12.91275             556
   01/01/2010 to 12/31/2010                                $12.91275        $16.62530             977
   01/01/2011 to 12/31/2011                                $16.62530        $14.03194             561
   01/01/2012 to 12/31/2012                                $14.03194        $16.36505             843
   01/01/2013 to 12/31/2013                                $16.36505        $22.38387             183
   01/01/2014 to 12/31/2014                                $22.38387        $22.81660             648
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $10.00808        $13.06267             362
   01/01/2010 to 12/31/2010                                $13.06267        $17.30954             261
   01/01/2011 to 12/31/2011                                $17.30954        $16.64956              44
   01/01/2012 to 12/31/2012                                $16.64956        $18.14068              55
   01/01/2013 to 12/31/2013                                $18.14068        $23.81901              15
   01/01/2014 to 12/31/2014                                $23.81901        $24.01986              32
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                 $9.97537        $12.87104             193
   01/01/2010 to 12/31/2010                                $12.87104        $15.75235             166
   01/01/2011 to 12/31/2011                                $15.75235        $14.38698              77
   01/01/2012 to 12/31/2012                                $14.38698        $16.51183              92
   01/01/2013 to 12/31/2013                                $16.51183        $22.03763              34
   01/01/2014 to 12/31/2014                                $22.03763        $22.53377              67

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $10.03811        $12.07954           6,992
   01/01/2010 to 12/31/2010                                 $12.07954        $13.08694           9,784
   01/01/2011 to 12/31/2011                                 $13.08694        $12.96481           5,058
   01/01/2012 to 12/31/2012                                 $12.96481        $14.29232           4,929
   01/01/2013 to 12/31/2013                                 $14.29232        $16.21971             761
   01/01/2014 to 12/31/2014                                 $16.21971        $16.68128           3,237
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                                 $10.09987        $12.83359           5,131
   01/01/2010 to 12/31/2010                                 $12.83359        $14.11704           1,576
   01/01/2011 to 12/31/2011                                 $14.11704        $13.48831           1,179
   01/01/2012 to 12/31/2012                                 $13.48831        $15.36122           1,092
   01/01/2013 to 12/31/2013                                 $15.36122        $19.35053             281
   01/01/2014 to 12/31/2014                                 $19.35053        $20.19952             846
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                  $9.98672        $13.08861           4,447
   01/01/2010 to 12/31/2010                                 $13.08861        $14.72376           4,140
   01/01/2011 to 12/31/2011                                 $14.72376        $14.05996           1,893
   01/01/2012 to 12/31/2012                                 $14.05996        $16.05759           2,438
   01/01/2013 to 12/31/2013                                 $16.05759        $22.46469             644
   01/01/2014 to 12/31/2014                                 $22.46469        $23.64183           1,459
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                                 $10.30082        $13.67983           5,063
   01/01/2010 to 12/31/2010                                 $13.67983        $16.00607           2,365
   01/01/2011 to 12/31/2011                                 $16.00607        $13.22841             932
   01/01/2012 to 12/31/2012                                 $13.22841        $13.31342           1,534
   01/01/2013 to 12/31/2013                                 $13.31342        $14.92085             422
   01/01/2014 to 12/31/2014                                 $14.92085        $13.28121           1,024
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                                 $10.01712        $11.04419               0
   01/01/2010 to 12/31/2010                                 $11.04419        $11.34386               0
   01/01/2011 to 12/31/2011                                 $11.34386        $11.47383               0
   01/01/2012 to 12/31/2012                                 $11.47383        $11.72679               0
   01/01/2013 to 12/31/2013                                 $11.72679        $10.96314               0
   01/01/2014 to 12/31/2014                                 $10.96314        $10.70818               0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                 $10.06151        $12.69361           4,191
   01/01/2010 to 12/31/2010                                 $12.69361        $14.13468           6,093
   01/01/2011 to 12/31/2011                                 $14.13468        $13.25567           3,090
   01/01/2012 to 12/31/2012                                 $13.25567        $14.29238          10,223
   01/01/2013 to 12/31/2013                                 $14.29238        $16.72932           4,227
   01/01/2014 to 12/31/2014                                 $16.72932        $17.14431           8,170
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.98887        $10.69839             753
   01/01/2010 to 12/31/2010                                 $10.69839        $11.20219           1,087
   01/01/2011 to 12/31/2011                                 $11.20219        $11.53736             513
   01/01/2012 to 12/31/2012                                 $11.53736        $12.08618             674
   01/01/2013 to 12/31/2013                                 $12.08618        $11.56456             213
   01/01/2014 to 12/31/2014                                 $11.56456        $12.04162           3,803
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                 $10.07038        $12.75551          11,598
   01/01/2010 to 12/31/2010                                 $12.75551        $13.65890          14,940
   01/01/2011 to 12/31/2011                                 $13.65890        $13.04642           6,444
   01/01/2012 to 09/21/2012                                 $13.04642        $14.48474               0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

EXAMPLE WITH WITHDRAWALS

Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value                          =   {($67,005 - $3,350) - [($67,005 -
                                           $3,350) * $1,650/($45,000 - $3,350)]}
                                           * 1.05
                                       =   ($63,655 -$2,522)* 1.05
                                       =   $64,190

Highest Anniversary Value              =   $70,000 - [$70,000 *$5,000/$45,000]
                                       =   $70,000 -$7,778
                                       =   $62,222

Basic Death Benefit                    =   max [$43,000, $50,000 - ($50,000 *
                                           $5,000/$45,000)]
                                       =   max [$43,000, $44,444]
                                       =   $44,444

The Death Benefit therefore is
  $64,190.

EXAMPLE WITH DEATH AFTER DEATH BENEFIT TARGET DATE

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                          =   $81,445 + $15,000 - [($81,445 +
                                           15,000) * $5,000/$70,000]
                                       =   $81,445 + $15,000 -$6,889
                                       =   $89,556

Highest Anniversary Value              =   $85,000 + $15,000 - [($85,000 +
                                           15,000) * $5,000/$70,000]
                                       =   $85,000 + $15,000 - $7,143
                                       =   $92,857

Basic Death Benefit                    =   max [$75,000, $50,000 + $15,000 -
                                           {(50,000 + $15,000) * $5,000/$70,000}]
                                       =   max [$75,000, $60,357]
                                       =   $75,000

The Death Benefit therefore is
  $92,857.

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

EXAMPLE WITH WITHDRAWALS

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value                    =   $90,000 - [$90,000 * $15,000/$75,000]
                                       =   $90,000 - $18,000
                                       =   $72,000

Basic Death Benefit                        max [$80,000, $50,000 - ($50,000 *
                                       =   $15,000/$75,000)]
                                       =   max [$80,000, $40,000]
                                       =   $80,000

The Death Benefit therefore is
  $80,000.

EXAMPLE WITH DEATH AFTER DEATH BENEFIT TARGET DATE

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value                    =   $80,000 + $15,000 - [($80,000 +
                                           $15,000) * $5,000/$70,000]
                                       =   $80,000 + $15,000 - $6,786
                                       =   $88,214

Basic Death Benefit                    =   max [$75,000, ($50,000 + $15,000) -
                                           {($50,000 + $15,000) *
                                           $5,000/$70,000}]
                                       =   max [$75,000, $60,357]
                                       =   $75,000

The Death Benefit therefore is
  $88,214.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

    . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

    . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

    . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

    .  L - the target value as of the current Valuation Day.

    .  r - the target ratio.

    . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

    . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

    .  V - the total value of all Permitted Sub-accounts in the annuity.

    .  F - the total value of all Benefit Fixed Rate Account allocations.

    . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

    .  T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

    . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

   L = I * Q * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

   Target Ratio r = (L - F) / V.

    . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

    . If r < C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

    T   =   {Min(V, [L - F - V * C\\t\\] / (1 - Ct))}      T>0, Money moving from the Permitted
                                                           Sub-accounts to the Benefit Fixed
                                                           Rate Account
    T   =   {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}  T<0, Money moving from the Benefit
                                                           Fixed Rate Account to the Permitted
                                                           Sub-accounts]

EXAMPLE:

MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

TARGET VALUE CALCULATION:

    L  =   I * Q * a
       =   5000.67 * 1 * 15.34
       =   76,710.28

TARGET RATIO:

    R  =   (L - F) / V
       =   (76,710.28 - 0)/ 92,300.00
       =   83.11%

SINCE R > C\\U\\ (BECAUSE 83.11% > 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

    T  =   {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
       =   {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
       =   {Min (92,300.00, 14,351.40)}
       =   14,351.40

FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

    L   =   I * Q * a

If you elect this feature, the following replaces the "Transfer Calculation"
section in this Appendix.

TRANSFER CALCULATION:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
Account:

               If (F / (V + F) > .90) then T = F - (V + F) * .90

If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

On each Valuation Day thereafter (including the effective date of this feature provided F/(V+F) <=.90), the following asset transfer calculation is performed

    Target Ratio r      =      (L - F) / V.

    . If r > C\\u,\\ assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

    . If r < C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

   T   =   Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *  Money is transferred from the elected
            C\\t\\] / (1 - C\\t\\))                          Permitted Sub-accounts to Benefit
                                                             Fixed Rate Account

   T   =   Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),    Money is transferred from the Benefit
                                                             Fixed Rate Account to the Permitted
                                                             Sub-accounts.

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11    12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
 31     4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
 32     3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
 33     3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
 34     3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
 35     3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
 36     3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
 37     2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
 38     2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
 39     2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
 40     2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
 41     2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

* The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

             APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT

    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    .  V is the current Account Value of the elected Sub-accounts of the Annuity

    .  B is the total current value of the AST bond portfolio Sub-account

    .  C\\l\\ is the lower target value. Currently, it is 79%.

    .  C\\t\\ is the middle target value. Currently, it is 82%.

    .  C\\u\\ is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

    .  G\\i\\ is the guarantee amount

    .  N\\i\\ is the number of days until the maturity date

    . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

          L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 +
          d\\i\\)^/(Ni/365)/.

Next the formula calculates the following formula ratio:

          r    =    (L - B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C\\u\\.

The transfer amount is calculated by the following formula:

          T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

          T    =    {Min(B, - [L - B- V * C\\t\\] / (1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    .  V is the current Account Value of the elected Sub-accounts of the Annuity

    .  B is the total current value of the AST bond portfolio Sub-account

    .  C\\l\\ is the lower target value. Currently, it is 79%.

    .  C\\t\\ is the middle target value. Currently, it is 82%.

    .  C\\u\\ is the upper target value. Currently, it is 85%.

    . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

    .  G\\i\\ is the guarantee amount

    .  N\\i\\ is the number of days until the maturity date

    . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

TRANSFER CALCULATION

The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

          If (B / (V + B) > .90), then
          T    =    B - [(V + B) * .90]

If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)."

          L    =     MAX(L\\i\\), where Li = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/

Next the formula calculates the following formula ratio:

          r    =    (L - B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

      T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 -
   C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < C\\l\\ and B > 0.

The transfer amount is calculated by the following formula:

      T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

  FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL.

The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

    . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

    .  B is the total current value of the Transfer Account

    . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

    .  T is the amount of a transfer into or out of the Transfer Account

    . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

          L    =     MAX (L\\i\\ ), where L\\i\\ = G\\i\\ / (1 + d\\i\\ )^/(Ni
          /365)/

Where:

    . G\\i\\ is the value of the Guarantee Amount or the Projected Future Guarantee

    .  N\\i\\ is the number of days until the end of the Guarantee Period

    . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

          r    =     (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

   T    =     {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -
              (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r<C\\1\\ and B>0.

The transfer amount is calculated by the following formula:

   T    =     {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] /
              (1 - C\\t\\ ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

  APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
(WITHOUT ELECTION OF 90% CAP FEATURE)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

    . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

    . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

    . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

    .  L - the target value as of the current business day.

    .  r - the target ratio.

    . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

    .  V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

    . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

    .  B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

    . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

    . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

* Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

          L    =    0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

          Target Ratio r     =     (L - B) / (V\\V\\ + V\\F\\).

       . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

    T  =   {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) *              Money is transferred from the elected
           C\\t\\] / (1 - C\\t\\))}                                          Sub-accounts and Fixed Rate Options
                                                                             to the Transfer Account

    T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}  Money is transferred from the
                                                                             Transfer Account to the elected
                                                                             Sub-accounts

2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
(WITHOUT ELECTION OF 90% CAP FEATURE)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

    . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

    . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

    . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

    .  L - the target value as of the current business day.

    .  r - the target ratio.

    . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

    .  V - the total value of all Permitted Sub-accounts in the annuity.

    .  B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

    . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

    . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

      * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

          L    =     0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

          Target Ratio r   =     (L - B) / V.

       . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T  =   {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},        Money moving from the Permitted
                                                             Sub-accounts to the AST Investment
                                                             Grade Bond Portfolio Sub-account

T  =   {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the AST Investment
                                                             Grade Bond Portfolio Sub-account to
                                                             the Permitted Sub- accounts]

3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

    L   =   0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

       If (B / (V + B) > .90) then
       T    =     B - [(V + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

       Target Ratio r     =     (L - B) / V

       . If r > C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

       . If r < C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, (0.90 * (V + B)) - B), [L - B - V       Money is transferred from the elected
       * C\\t\\] / (1 - C\\t\\))                             Sub-accounts to the AST Investment
                                                             Grade Bond Sub-account

T   =   {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}     Money is transferred from the AST
                                                             Investment Grade Bond Portfolio
                                                             Sub-account to the
                                                             elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

          L     =     0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

       If (B / (V\\V\\ + V\\F\\ + B) > .90) then
       T    =     B - [(V\\V\\ + V\\F\\ + B ) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V\\V\\ + V\\F\\ + B) < = .90), the following asset transfer calculation is performed

       Target Ratio r     =     (L - B) / (V\\V\\ + V\\F\\)

       . If r > C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

       . If r < C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST
          Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, (0.90 * (VV + V\\F\\ + B)) - B),        Money is transferred from the elected Sub-accounts to AST
       [L -B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))   Investment Grade Bond Sub-account.

T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /    Money is transferred from the AST Investment Grade Bond
  (1 - C\\t\\))}                                             Portfolio Sub-account to the
                                                             elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                    "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11    12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
 31     4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
 32     3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
 33     3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
 34     3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
 35     3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
 36     3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
 37     2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
 38     2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
 39     2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
 40     2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
 41     2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

* The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

      TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
                   THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

    . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

    . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

    . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

    . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

    .  L - the target value as of the current Valuation Day.

    .  r - the target ratio.

    . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

    .  V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

    .  V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

    .  B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

    . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

    . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

    . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

       L     =     0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

       Target Ratio r    =     (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r > Cu and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

    T   =   Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                    Money is transferred from the Permitted
           [L -B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))                     Sub-accounts and Fixed Rate Options to
                                                                                 the AST Investment Grade Bond
                                                                                 Sub-account

    T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}        Money is transferred from the AST
                                                                                 Investment Grade Bond Sub-account to
                                                                                 the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V\\F\\) - L + B) /
(1 - C\\u\\), then

    T\\M\\    =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}  Money is transferred from the AST
                                                          Investment Grade Bond Sub-account to
                                                          the Permitted Sub-accounts.

                    "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.
** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction                          Special Provisions
------------                           ------------------
Connecticut    The Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available for election.

Florida        The earliest Annuity Date is one year from the Issue Date.

Illinois       The earliest Annuity Date is one year from the Issue Date.

Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity
               Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
               Medically-Related Surrenders are not available.
               Additional Purchase Payments not permitted on B, L, and X
               Share.

Minnesota      CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%.
               Purchase Payments limited to those received before first annuity anniversary on L-Share.

Mississippi    CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%.
               Purchase Payments limited to those received before the first annuity anniversary on L-Share.

Montana If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).

Texas Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.

Washington     If your Annuity was issued in Washington, and you have elected
               Highest Daily Lifetime Five, or any version of Highest Daily
               Lifetime Seven or Highest Daily Lifetime 7 Plus, the
               Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
               Additional Purchase Payments not permitted on B, L, and X
               Share.
               Minimum Annuity Payments are $20.
               The Highest Daily Lifetime Six Plus with Lifetime Income
               Accelerator is not available for election.
               The Combo 5% Roll-up and Highest Anniversary Value Death
               Benefit is not available for election.

            APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

    . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

    .  B is the total current value of the AST bond portfolio Sub-account

    .  C\\l\\ is the lower target value. Currently, it is 79%.

    .  C\\t \\is the middle target value. Currently, it is 82%.

    .  C\\u\\ is the upper target value. Currently, it is 85%.

    . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

    .  G\\i\\ is the guarantee amount

    .  N\\i \\is the number of days until the maturity date

    . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

       L     =     MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/

Next the formula calculates the following formula ratio:

       r    =     (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

       T    =     {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -
       (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r
< C\\l\\ and B > 0.

The transfer amount is calculated by the following formula:

          T    =     {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -
          C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

      FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010,
                           SUBJECT TO STATE APPROVAL

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

    .  AV is the current Account Value of the Annuity

    . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

    . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

    .  B is the total current value of the Transfer Account

    . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

    . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

    .  T is the amount of a transfer into or out of the Transfer Account

    . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

          L    =     MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + di)^/(Ni/365)/

Where:

    . G\\i\\ is the value of the Guarantee Amount or the Projected Future Guarantee

    .  N\\i\\ is the number of days until the end of the Guarantee Period

    . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

          r    =     (L - B) / (V\\V\\ + V\\F\\ ).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

          T     =     {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -
          (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C\\1\\ and B > 0.

The transfer amount is calculated by the following formula:

          T    =     {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 -
          C\\t\\ ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

     APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
           AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus with LIA)

    TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE

                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

    . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

    . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

    . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

    . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

    .  L - the target value as of the current Valuation Day.

    .  r - the target ratio.

    . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

    .  V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

    . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

    .  B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

    . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

    . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

    . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

          L     =     0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

   Target Ratio r     =     (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r > C\\u\\ and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

   T   =   Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),      Money is transferred from the Permitted Sub-accounts and DCA
            [L -B -(V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))     Fixed Rate Options to the AST Investment Grade Bond Sub-
                                                                  account
   T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)                  Money is transferred from the AST Investment Grade Bond
           * C\\t\\] / (1 - C\\t\\))}                             Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V \\F\\) - L + B)
/ (1 - C \\u\\), then

   T\\M\\    =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}     Money is transferred from the AST Investment Grade Bond
                                                            Sub-account to the Permitted Sub-accounts.

                    "A" FACTORS FOR LIABILITY CALCULATIONS

              (in Years and Months since Benefit Effective Date)*

       Months
Years    1       2      3      4      5      6      7      8      9     10     11     12
-----  ------  ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  1    15.34   15.31  15.27  15.23  15.20  15.16  15.13  15.09  15.05  15.02  14.98  14.95
  2    14.91   14.87  14.84  14.80  14.76  14.73  14.69  14.66  14.62  14.58  14.55  14.51
  3    14.47   14.44  14.40  14.36  14.33  14.29  14.26  14.22  14.18  14.15  14.11  14.07
  4    14.04   14.00  13.96  13.93  13.89  13.85  13.82  13.78  13.74  13.71  13.67  13.63
  5    13.60   13.56  13.52  13.48  13.45  13.41  13.37  13.34  13.30  13.26  13.23  13.19
  6    13.15   13.12  13.08  13.04  13.00  12.97  12.93  12.89  12.86  12.82  12.78  12.75
  7    12.71   12.67  12.63  12.60  12.56  12.52  12.49  12.45  12.41  12.38  12.34  12.30
  8    12.26   12.23  12.19  12.15  12.12  12.08  12.04  12.01  11.97  11.93  11.90  11.86
  9    11.82   11.78  11.75  11.71  11.67  11.64  11.60  11.56  11.53  11.49  11.45  11.42
 10    11.38   11.34  11.31  11.27  11.23  11.20  11.16  11.12  11.09  11.05  11.01  10.98
 11    10.94   10.90  10.87  10.83  10.79  10.76  10.72  10.69  10.65  10.61  10.58  10.54
 12    10.50   10.47  10.43  10.40  10.36  10.32  10.29  10.25  10.21  10.18  10.14  10.11
 13    10.07   10.04  10.00   9.96   9.93   9.89   9.86   9.82   9.79   9.75   9.71   9.68
 14     9.64    9.61   9.57   9.54   9.50   9.47   9.43   9.40   9.36   9.33   9.29   9.26
 15     9.22    9.19   9.15   9.12   9.08   9.05   9.02   8.98   8.95   8.91   8.88   8.84
 16     8.81    8.77   8.74   8.71   8.67   8.64   8.60   8.57   8.54   8.50   8.47   8.44
 17     8.40    8.37   8.34   8.30   8.27   8.24   8.20   8.17   8.14   8.10   8.07   8.04
 18     8.00    7.97   7.94   7.91   7.88   7.84   7.81   7.78   7.75   7.71   7.68   7.65
 19     7.62    7.59   7.55   7.52   7.49   7.46   7.43   7.40   7.37   7.33   7.30   7.27
 20     7.24    7.21   7.18   7.15   7.12   7.09   7.06   7.03   7.00   6.97   6.94   6.91
 21     6.88    6.85   6.82   6.79   6.76   6.73   6.70   6.67   6.64   6.61   6.58   6.55
 22     6.52    6.50   6.47   6.44   6.41   6.38   6.36   6.33   6.30   6.27   6.24   6.22
 23     6.19    6.16   6.13   6.11   6.08   6.05   6.03   6.00   5.97   5.94   5.92   5.89
 24     5.86    5.84   5.81   5.79   5.76   5.74   5.71   5.69   5.66   5.63   5.61   5.58
 25     5.56    5.53   5.51   5.48   5.46   5.44   5.41   5.39   5.36   5.34   5.32   5.29
 26     5.27    5.24   5.22   5.20   5.18   5.15   5.13   5.11   5.08   5.06   5.04   5.01
 27     4.99    4.97   4.95   4.93   4.91   4.88   4.86   4.84   4.82   4.80   4.78   4.75
 28     4.73    4.71   4.69   4.67   4.65   4.63   4.61   4.59   4.57   4.55   4.53   4.51
 29     4.49    4.47   4.45   4.43   4.41   4.39   4.37   4.35   4.33   4.32   4.30   4.28
 30     4.26    4.24   4.22   4.20   4.18   4.17   4.15   4.13   4.11   4.09   4.07   4.06  **

*  The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE
       PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS PREMIER B, L, X-PROS (04/30/2015).

                                     (print your name)
                                   ----------------------

                                         (address)
                                   ----------------------

                                   (city/state/zip code)
                                   ----------------------


 Variable Annuity Issued by:                 Variable Annuity Distributed by:

 PRUCO LIFE                                              PRUDENTIAL ANNUITIES

 INSURANCE COMPANY                                         DISTRIBUTORS, INC.

 A PRUDENTIAL FINANCIAL COMPANY                A PRUDENTIAL FINANCIAL COMPANY

 One Corporate Drive                                      One Corporate Drive

 Shelton, Connecticut 06484                        Shelton, Connecticut 06484

 Telephone: 1-888-PRU-2888                            Telephone: 203-926-1888

 http://www.prudentialannuities.com        http://www.prudentialannuities.com

                              MAILING ADDRESSES:

    PLEASE SEE THE SECTION OF THIS PROSPECTUS ENTITLED "HOW TO CONTACT US" FOR WHERE TO SEND YOUR REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION.

[LOGO OF PRUDENTIAL]

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 2015


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


The Prudential Premier(R) Variable Annuity B Series/SM/ ("B Series") Prudential Premier(R) Variable Annuity L Series/SM/ ("L Series") and Prudential Premier(R) Variable Annuity X Series/SM/ ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, the L Series and the X Series prospectus dated April 30, 2015. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.



                              TABLE OF CONTENTS
                                                             PAGE
                                                             ----
              Company                                          2
              Experts                                          2
              Principal Underwriter                            2
              Payments Made to Promote Sale of Our Products    2
              Cyber Security Risk                              3
              Determination of Accumulation Unit Values        3
              Separate Account Financial Information          A1
              Company Financial Information                   B1



       Pruco Life Insurance Company          Prudential Annuity Service Center
           213 Washington Street                       P.O. Box 7960
           Newark, NY 07102-2992                  Philadelphia, PA 19176
                                                   Newark, NY 07102-2992
                                                 Telephone: (888) Pru-2888



The Prudential Premier(R) Variable Annuity B Series/SM/, Prudential Premier(R) Variable Annuity L Series/SM/, and Prudential Premier(R) Variable Annuity X Series/SM/ are service marks of The Prudential Insurance Company of America.

                                    COMPANY


Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.


Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.


                                    EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of $773,337,473, $816,806,293 and $1,125,057,236 in 2014, 2013, and
2012, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2014) received payment with respect to annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72335    $ 7.63028      2,766,485
   01/01/2009 to 12/31/2009...........  $ 7.63028    $ 9.34859     14,904,372
   01/01/2010 to 12/31/2010...........  $ 9.34859    $10.31243     20,023,823
   01/01/2011 to 12/31/2011...........  $10.31243    $ 9.89009     15,924,672
   01/01/2012 to 12/31/2012...........  $ 9.89009    $10.96824     17,989,522
   01/01/2013 to 12/31/2013...........  $10.96824    $11.88394     16,308,571
   01/01/2014 to 12/31/2014...........  $11.88394    $12.15543     14,221,492
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83756    $ 7.83651      1,736,431
   01/01/2009 to 12/31/2009...........  $ 7.83651    $ 9.74357      9,538,287
   01/01/2010 to 12/31/2010...........  $ 9.74357    $10.91538     12,264,550
   01/01/2011 to 12/31/2011...........  $10.91538    $10.76640     10,002,302
   01/01/2012 to 12/31/2012...........  $10.76640    $12.05491     11,353,527
   01/01/2013 to 12/31/2013...........  $12.05491    $13.84312     11,185,176
   01/01/2014 to 12/31/2014...........  $13.84312    $14.47156     10,251,150
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.07540    $ 6.98402         66,054
   01/01/2009 to 12/31/2009...........  $ 6.98402    $ 8.10380        370,098
   01/01/2010 to 12/31/2010...........  $ 8.10380    $ 9.08951        533,317
   01/01/2011 to 12/31/2011...........  $ 9.08951    $ 9.27515        365,511
   01/01/2012 to 05/04/2012...........  $ 9.27515    $10.08400              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80042    $ 7.93788      3,217,125
   01/01/2009 to 12/31/2009...........  $ 7.93788    $ 9.64261     22,396,485
   01/01/2010 to 12/31/2010...........  $ 9.64261    $10.66999     27,481,570
   01/01/2011 to 12/31/2011...........  $10.66999    $10.38471     23,079,991
   01/01/2012 to 12/31/2012...........  $10.38471    $11.50742     25,587,449
   01/01/2013 to 12/31/2013...........  $11.50742    $13.33818     24,454,242
   01/01/2014 to 12/31/2014...........  $13.33818    $13.99825     21,907,395
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 9.17771        355,070
   01/01/2012 to 12/31/2012...........  $ 9.17771    $10.11758        779,818
   01/01/2013 to 12/31/2013...........  $10.11758    $11.04981        819,691
   01/01/2014 to 12/31/2014...........  $11.04981    $11.41945        715,339
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99878    $10.51269         16,207
   01/01/2014 to 12/31/2014...........  $10.51269    $10.72788         78,980
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 9.40889              0
   01/01/2010 to 12/31/2010...........  $ 9.40889    $10.25033              0
   01/01/2011 to 12/31/2011...........  $10.25033    $11.07246              0
   01/01/2012 to 12/31/2012...........  $11.07246    $11.36301              0
   01/01/2013 to 12/31/2013...........  $11.36301    $11.11802              0
   01/01/2014 to 12/31/2014...........  $11.11802    $11.00465              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.07153       399,857
   01/01/2009 to 12/31/2009...........  $12.07153    $11.17358       478,751
   01/01/2010 to 12/31/2010...........  $11.17358    $12.23975       293,900
   01/01/2011 to 12/31/2011...........  $12.23975    $13.69665       187,601
   01/01/2012 to 12/31/2012...........  $13.69665    $14.26532       152,906
   01/01/2013 to 12/31/2013...........  $14.26532    $13.61286       157,620
   01/01/2014 to 12/31/2014...........  $13.61286    $13.76870       148,387
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.14063       317,926
   01/01/2009 to 12/31/2009...........  $12.14063    $11.04013       336,072
   01/01/2010 to 12/31/2010...........  $11.04013    $12.11276       292,341
   01/01/2011 to 12/31/2011...........  $12.11276    $13.84010       214,577
   01/01/2012 to 12/31/2012...........  $13.84010    $14.43421       164,367
   01/01/2013 to 12/31/2013...........  $14.43421    $13.53379       120,711
   01/01/2014 to 12/31/2014...........  $13.53379    $13.90241        75,249
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 8.81766         6,387
   01/01/2010 to 12/31/2010...........  $ 8.81766    $ 9.71629       506,289
   01/01/2011 to 12/31/2011...........  $ 9.71629    $11.36070        62,776
   01/01/2012 to 12/31/2012...........  $11.36070    $11.89987         5,861
   01/01/2013 to 12/31/2013...........  $11.89987    $10.96015             0
   01/01/2014 to 12/31/2014...........  $10.96015    $11.46321         1,819
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99837    $11.04436       525,471
   01/01/2011 to 12/31/2011...........  $11.04436    $13.09020       329,913
   01/01/2012 to 12/31/2012...........  $13.09020    $13.77270        67,097
   01/01/2013 to 12/31/2013...........  $13.77270    $12.61919             0
   01/01/2014 to 12/31/2014...........  $12.61919    $13.38762             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99878    $12.05974       583,275
   01/01/2012 to 12/31/2012...........  $12.05974    $12.57598       669,329
   01/01/2013 to 12/31/2013...........  $12.57598    $11.18264        63,799
   01/01/2014 to 12/31/2014...........  $11.18264    $12.15987        65,539
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99837    $10.43318       323,509
   01/01/2013 to 12/31/2013...........  $10.43318    $ 9.23062     1,472,763
   01/01/2014 to 12/31/2014...........  $ 9.23062    $10.24182       608,207
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99918    $ 8.77825       596,739
   01/01/2014 to 12/31/2014...........  $ 8.77825    $ 9.91050       459,608
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99918    $11.34002       216,814
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14555    $10.30277         4,566
   01/01/2010 to 12/31/2010...........  $10.30277    $11.54366        37,715
   01/01/2011 to 12/31/2011...........  $11.54366    $10.70544        34,557
   01/01/2012 to 12/31/2012...........  $10.70544    $11.94282        52,303
   01/01/2013 to 12/31/2013...........  $11.94282    $15.46451        58,033
   01/01/2014 to 12/31/2014...........  $15.46451    $16.80005        69,183

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70042    $ 7.35768      3,324,007
   01/01/2009 to 12/31/2009...........  $ 7.35768    $ 9.08512     27,766,949
   01/01/2010 to 12/31/2010...........  $ 9.08512    $10.14802     35,672,651
   01/01/2011 to 12/31/2011...........  $10.14802    $ 9.75559     25,060,857
   01/01/2012 to 12/31/2012...........  $ 9.75559    $10.93015     30,373,528
   01/01/2013 to 12/31/2013...........  $10.93015    $13.21096     32,827,447
   01/01/2014 to 12/31/2014...........  $13.21096    $13.92614     31,699,219
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99878    $11.68047         98,712
   01/01/2014 to 12/31/2014...........  $11.68047    $13.07408        154,792
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.59840    $ 6.12347         21,438
   01/01/2009 to 12/31/2009...........  $ 6.12347    $ 7.95926        200,555
   01/01/2010 to 12/31/2010...........  $ 7.95926    $10.09166        270,184
   01/01/2011 to 12/31/2011...........  $10.09166    $10.59795        176,026
   01/01/2012 to 12/31/2012...........  $10.59795    $12.04361        227,716
   01/01/2013 to 12/31/2013...........  $12.04361    $12.23736        212,823
   01/01/2014 to 12/31/2014...........  $12.23736    $15.78363        196,150
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 7.94983    $ 7.77774              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99878    $ 9.70095         23,559
   01/01/2014 to 12/31/2014...........  $ 9.70095    $10.04521         93,165
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75357    $ 7.27517        652,738
   01/01/2009 to 12/31/2009...........  $ 7.27517    $ 8.87719      4,414,396
   01/01/2010 to 12/31/2010...........  $ 8.87719    $10.00230      5,646,340
   01/01/2011 to 12/31/2011...........  $10.00230    $ 9.70641      4,475,561
   01/01/2012 to 12/31/2012...........  $ 9.70641    $10.57978      5,341,343
   01/01/2013 to 12/31/2013...........  $10.57978    $11.96203      5,239,113
   01/01/2014 to 12/31/2014...........  $11.96203    $12.15669      4,896,462
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10365    $ 7.51563        101,423
   01/01/2009 to 12/31/2009...........  $ 7.51563    $ 8.97650      2,014,143
   01/01/2010 to 12/31/2010...........  $ 8.97650    $10.02218      2,650,510
   01/01/2011 to 12/31/2011...........  $10.02218    $ 9.63018      2,170,558
   01/01/2012 to 12/31/2012...........  $ 9.63018    $10.78143      2,777,643
   01/01/2013 to 12/31/2013...........  $10.78143    $12.66415      3,256,432
   01/01/2014 to 12/31/2014...........  $12.66415    $13.19051      3,467,589
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99878    $ 7.47907        140,683
   01/01/2009 to 11/13/2009...........  $ 7.47907    $ 8.37764              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.76085     12,091,050
   01/01/2013 to 12/31/2013...........  $10.76085    $13.19628     12,343,286
   01/01/2014 to 12/31/2014...........  $13.19628    $13.41442     10,957,355
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99878    $10.82956        621,996
   01/01/2014 to 12/31/2014...........  $10.82956    $10.94259      1,019,707

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17546    $ 6.11844         4,684
   01/01/2009 to 12/31/2009...........  $ 6.11844    $ 8.14381        88,087
   01/01/2010 to 12/31/2010...........  $ 8.14381    $ 9.64413       130,111
   01/01/2011 to 12/31/2011...........  $ 9.64413    $ 9.02305        99,845
   01/01/2012 to 12/31/2012...........  $ 9.02305    $11.27234       131,505
   01/01/2013 to 12/31/2013...........  $11.27234    $11.58862       135,181
   01/01/2014 to 12/31/2014...........  $11.58862    $13.00698       112,616
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.30860    $ 6.78433        30,727
   01/01/2009 to 12/31/2009...........  $ 6.78433    $ 9.98592       303,957
   01/01/2010 to 12/31/2010...........  $ 9.98592    $10.85057       740,197
   01/01/2011 to 12/31/2011...........  $10.85057    $10.26731       440,783
   01/01/2012 to 12/31/2012...........  $10.26731    $12.11480       489,424
   01/01/2013 to 12/31/2013...........  $12.11480    $15.48538       471,137
   01/01/2014 to 02/07/2014...........  $15.48538    $15.23688             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61253    $ 6.68664        30,819
   01/01/2009 to 12/31/2009...........  $ 6.68664    $ 7.85195       532,951
   01/01/2010 to 12/31/2010...........  $ 7.85195    $ 8.73274       879,907
   01/01/2011 to 12/31/2011...........  $ 8.73274    $ 8.12897       615,982
   01/01/2012 to 12/31/2012...........  $ 8.12897    $ 9.58378       974,497
   01/01/2013 to 12/31/2013...........  $ 9.58378    $12.60920     1,134,305
   01/01/2014 to 12/31/2014...........  $12.60920    $14.05419     1,054,235
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49471    $ 6.77623        32,682
   01/01/2009 to 12/31/2009...........  $ 6.77623    $10.48781       305,236
   01/01/2010 to 12/31/2010...........  $10.48781    $12.38123       399,189
   01/01/2011 to 12/31/2011...........  $12.38123    $11.83537       322,143
   01/01/2012 to 12/31/2012...........  $11.83537    $13.94732       410,445
   01/01/2013 to 12/31/2013...........  $13.94732    $18.16471       488,775
   01/01/2014 to 12/31/2014...........  $18.16471    $19.95920       409,983
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08932    $ 7.62474       322,770
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.26866     5,059,393
   01/01/2010 to 12/31/2010...........  $ 9.26866    $10.19072     6,648,858
   01/01/2011 to 12/31/2011...........  $10.19072    $ 9.98931     5,817,980
   01/01/2012 to 12/31/2012...........  $ 9.98931    $10.83837     6,410,498
   01/01/2013 to 12/31/2013...........  $10.83837    $11.72689     5,935,357
   01/01/2014 to 12/31/2014...........  $11.72689    $12.02047     5,116,636
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03366    $ 7.64561         7,451
   01/01/2009 to 12/31/2009...........  $ 7.64561    $ 9.55496       324,086
   01/01/2010 to 12/31/2010...........  $ 9.55496    $11.93357       460,281
   01/01/2011 to 12/31/2011...........  $11.93357    $11.91052       322,577
   01/01/2012 to 12/31/2012...........  $11.91052    $13.57541       479,630
   01/01/2013 to 12/31/2013...........  $13.57541    $18.56597       528,738
   01/01/2014 to 12/31/2014...........  $18.56597    $19.60819       463,565
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.28356    $ 6.79217        39,347
   01/01/2009 to 12/31/2009...........  $ 6.79217    $ 7.91375        62,484
   01/01/2010 to 12/31/2010...........  $ 7.91375    $ 8.76694       116,894
   01/01/2011 to 12/31/2011...........  $ 8.76694    $ 8.59508       192,012
   01/01/2012 to 12/31/2012...........  $ 8.59508    $ 9.60272       343,027
   01/01/2013 to 12/31/2013...........  $ 9.60272    $12.73700       381,221
   01/01/2014 to 12/31/2014...........  $12.73700    $12.74433       383,737

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57290    $ 7.83540          8,093
   01/01/2009 to 12/31/2009...........  $ 7.83540    $10.46419        176,700
   01/01/2010 to 12/31/2010...........  $10.46419    $11.70145        234,276
   01/01/2011 to 12/31/2011...........  $11.70145    $11.89455        199,952
   01/01/2012 to 12/31/2012...........  $11.89455    $13.34449        291,634
   01/01/2013 to 12/31/2013...........  $13.34449    $14.09138        297,962
   01/01/2014 to 12/31/2014...........  $14.09138    $14.23830        222,492
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10512    $ 6.10680         45,666
   01/01/2009 to 12/31/2009...........  $ 6.10680    $ 8.13975        275,645
   01/01/2010 to 12/31/2010...........  $ 8.13975    $ 9.18212        442,472
   01/01/2011 to 12/31/2011...........  $ 9.18212    $ 7.87741        337,483
   01/01/2012 to 12/31/2012...........  $ 7.87741    $ 9.34153        410,303
   01/01/2013 to 12/31/2013...........  $ 9.34153    $10.95737        469,523
   01/01/2014 to 12/31/2014...........  $10.95737    $10.19900        405,674
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27851    $ 6.96767         31,240
   01/01/2009 to 12/31/2009...........  $ 6.96767    $ 8.95840        130,344
   01/01/2010 to 12/31/2010...........  $ 8.95840    $ 9.80419        240,306
   01/01/2011 to 12/31/2011...........  $ 9.80419    $ 8.44724        200,202
   01/01/2012 to 12/31/2012...........  $ 8.44724    $ 9.71020        254,409
   01/01/2013 to 12/31/2013...........  $ 9.71020    $11.42914        284,174
   01/01/2014 to 12/31/2014...........  $11.42914    $10.50540        249,471
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99878    $10.74996     15,047,593
   01/01/2009 to 12/31/2009...........  $10.74996    $11.78825      5,242,501
   01/01/2010 to 12/31/2010...........  $11.78825    $12.86966      2,748,857
   01/01/2011 to 12/31/2011...........  $12.86966    $14.25768     34,923,213
   01/01/2012 to 12/31/2012...........  $14.25768    $15.36736     12,638,173
   01/01/2013 to 12/31/2013...........  $15.36736    $14.65847      3,636,513
   01/01/2014 to 12/31/2014...........  $14.65847    $15.41357      3,407,021
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11184    $ 7.14813        315,470
   01/01/2009 to 12/31/2009...........  $ 7.14813    $ 8.92055      5,017,948
   01/01/2010 to 12/31/2010...........  $ 8.92055    $10.00306      6,889,635
   01/01/2011 to 12/31/2011...........  $10.00306    $ 9.79933      5,414,890
   01/01/2012 to 12/31/2012...........  $ 9.79933    $10.96573      6,450,220
   01/01/2013 to 12/31/2013...........  $10.96573    $12.56267      6,362,979
   01/01/2014 to 12/31/2014...........  $12.56267    $13.16471      5,746,809
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37741    $ 6.59757         61,851
   01/01/2009 to 12/31/2009...........  $ 6.59757    $ 8.83238        655,709
   01/01/2010 to 12/31/2010...........  $ 8.83238    $ 9.32582        917,003
   01/01/2011 to 12/31/2011...........  $ 9.32582    $ 8.34746        612,842
   01/01/2012 to 12/31/2012...........  $ 8.34746    $10.02572        782,086
   01/01/2013 to 12/31/2013...........  $10.02572    $11.39477        926,934
   01/01/2014 to 12/31/2014...........  $11.39477    $10.51178        936,913
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85474    $ 8.60156        771,896
   01/01/2009 to 12/31/2009...........  $ 8.60156    $10.34049      2,734,431
   01/01/2010 to 12/31/2010...........  $10.34049    $10.93339      3,090,856
   01/01/2011 to 12/31/2011...........  $10.93339    $10.79715      2,541,355
   01/01/2012 to 12/31/2012...........  $10.79715    $11.77764      3,108,132
   01/01/2013 to 12/31/2013...........  $11.77764    $12.88377      3,007,569
   01/01/2014 to 12/31/2014...........  $12.88377    $13.38501      2,805,564

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08417    $10.29296        3,086
   01/01/2010 to 12/31/2010...........  $10.29296    $11.28842       33,296
   01/01/2011 to 12/31/2011...........  $11.28842    $11.19543       34,290
   01/01/2012 to 12/31/2012...........  $11.19543    $12.70486       77,498
   01/01/2013 to 12/31/2013...........  $12.70486    $17.08522       93,809
   01/01/2014 to 12/31/2014...........  $17.08522    $18.43253      133,126
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97191    $ 6.07526       22,542
   01/01/2009 to 12/31/2009...........  $ 6.07526    $ 7.14882      156,512
   01/01/2010 to 12/31/2010...........  $ 7.14882    $ 7.97004      244,613
   01/01/2011 to 12/31/2011...........  $ 7.97004    $ 7.52387      188,784
   01/01/2012 to 12/31/2012...........  $ 7.52387    $ 8.66421      213,275
   01/01/2013 to 12/31/2013...........  $ 8.66421    $11.93878      306,610
   01/01/2014 to 12/31/2014...........  $11.93878    $13.37925      277,994
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42496    $ 6.43168       97,076
   01/01/2009 to 12/31/2009...........  $ 6.43168    $ 8.22245      538,455
   01/01/2010 to 12/31/2010...........  $ 8.22245    $ 9.70112      593,324
   01/01/2011 to 12/31/2011...........  $ 9.70112    $ 9.47069      499,957
   01/01/2012 to 12/31/2012...........  $ 9.47069    $10.47506      606,800
   01/01/2013 to 12/31/2013...........  $10.47506    $14.09869      573,170
   01/01/2014 to 12/31/2014...........  $14.09869    $15.36131      997,899
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72819    $ 8.29284       45,383
   01/01/2009 to 12/31/2009...........  $ 8.29284    $10.99748      166,979
   01/01/2010 to 12/31/2010...........  $10.99748    $12.28850      198,384
   01/01/2011 to 12/31/2011...........  $12.28850    $13.33842      287,491
   01/01/2012 to 12/31/2012...........  $13.33842    $13.92024      446,360
   01/01/2013 to 12/31/2013...........  $13.92024    $13.44019      477,334
   01/01/2014 to 12/31/2014...........  $13.44019    $14.08757      609,403
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93868    $ 7.79348       26,255
   01/01/2009 to 12/31/2009...........  $ 7.79348    $10.09751      257,117
   01/01/2010 to 12/31/2010...........  $10.09751    $11.14683      465,697
   01/01/2011 to 12/31/2011...........  $11.14683    $10.63837      285,922
   01/01/2012 to 12/31/2012...........  $10.63837    $12.89979      405,711
   01/01/2013 to 12/31/2013...........  $12.89979    $16.22135      541,541
   01/01/2014 to 12/31/2014...........  $16.22135    $16.56179      687,920
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.77734    $ 7.39900       18,910
   01/01/2009 to 12/31/2009...........  $ 7.39900    $ 9.06133      105,565
   01/01/2010 to 12/31/2010...........  $ 9.06133    $10.06879      451,773
   01/01/2011 to 12/31/2011...........  $10.06879    $ 9.86114      248,819
   01/01/2012 to 12/31/2012...........  $ 9.86114    $11.37499      184,024
   01/01/2013 to 12/31/2013...........  $11.37499    $15.32063      171,884
   01/01/2014 to 12/31/2014...........  $15.32063    $16.40889      155,761
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99878    $10.20344        3,656
   01/01/2013 to 12/31/2013...........  $10.20344    $13.52129       26,933
   01/01/2014 to 12/31/2014...........  $13.52129    $14.68262       90,005

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.76425    $ 6.42811         7,428
   01/01/2009 to 12/31/2009...........  $ 6.42811    $ 8.79579        52,583
   01/01/2010 to 12/31/2010...........  $ 8.79579    $10.71178        85,350
   01/01/2011 to 12/31/2011...........  $10.71178    $10.18940        92,042
   01/01/2012 to 12/31/2012...........  $10.18940    $11.88679       114,679
   01/01/2013 to 12/31/2013...........  $11.88679    $15.50742       152,046
   01/01/2014 to 12/31/2014...........  $15.50742    $17.56527        83,367
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.58626    $10.66843       910,801
   01/01/2009 to 12/31/2009...........  $10.66843    $10.53641     1,680,232
   01/01/2010 to 12/31/2010...........  $10.53641    $10.38330     1,553,217
   01/01/2011 to 12/31/2011...........  $10.38330    $10.23237     2,091,652
   01/01/2012 to 12/31/2012...........  $10.23237    $10.08177     1,797,133
   01/01/2013 to 12/31/2013...........  $10.08177    $ 9.93241     1,240,359
   01/01/2014 to 12/31/2014...........  $ 9.93241    $ 9.78601     1,247,583
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.38007    $ 5.88237        25,614
   01/01/2009 to 12/31/2009...........  $ 5.88237    $ 8.15096       451,654
   01/01/2010 to 12/31/2010...........  $ 8.15096    $ 9.91264       599,103
   01/01/2011 to 12/31/2011...........  $ 9.91264    $ 9.52368       411,994
   01/01/2012 to 12/31/2012...........  $ 9.52368    $10.98985       620,202
   01/01/2013 to 12/31/2013...........  $10.98985    $15.37586       720,835
   01/01/2014 to 12/31/2014...........  $15.37586    $17.30744       641,690
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02869    $10.07378        14,489
   01/01/2012 to 12/31/2012...........  $10.07378    $10.40835        38,806
   01/01/2013 to 12/31/2013...........  $10.40835    $ 9.96405        87,755
   01/01/2014 to 12/31/2014...........  $ 9.96405    $10.32244       141,587
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85566    $ 6.88496        29,568
   01/01/2009 to 12/31/2009...........  $ 6.88496    $ 8.80389       312,516
   01/01/2010 to 12/31/2010...........  $ 8.80389    $11.16124       485,870
   01/01/2011 to 12/31/2011...........  $11.16124    $11.18202       318,566
   01/01/2012 to 12/31/2012...........  $11.18202    $12.38071       493,825
   01/01/2013 to 12/31/2013...........  $12.38071    $16.17546       533,968
   01/01/2014 to 12/31/2014...........  $16.17546    $17.20161       477,810
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.60826    $ 6.26360         6,907
   01/01/2009 to 12/31/2009...........  $ 6.26360    $ 7.56354        97,328
   01/01/2010 to 12/31/2010...........  $ 7.56354    $ 8.96219       132,170
   01/01/2011 to 04/29/2011...........  $ 8.96219    $10.05822             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.33587       458,278
   01/01/2013 to 12/31/2013...........  $10.33587    $12.10927       448,242
   01/01/2014 to 12/31/2014...........  $12.10927    $12.54341       470,137
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10152    $ 5.57838        14,700
   01/01/2009 to 12/31/2009...........  $ 5.57838    $ 9.15161       743,913
   01/01/2010 to 12/31/2010...........  $ 9.15161    $11.02430     1,470,174
   01/01/2011 to 12/31/2011...........  $11.02430    $ 8.65975       952,040
   01/01/2012 to 12/31/2012...........  $ 8.65975    $10.06126     1,031,146
   01/01/2013 to 12/31/2013...........  $10.06126    $ 9.93469     1,097,041
   01/01/2014 to 12/31/2014...........  $ 9.93469    $ 9.32944       887,343

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01241    $10.67302         59,628
   01/01/2009 to 12/31/2009...........  $10.67302    $11.59095        265,994
   01/01/2010 to 12/31/2010...........  $11.59095    $11.86479        299,753
   01/01/2011 to 12/31/2011...........  $11.86479    $11.95240        258,790
   01/01/2012 to 12/31/2012...........  $11.95240    $12.32842        309,319
   01/01/2013 to 12/31/2013...........  $12.32842    $11.88219        294,666
   01/01/2014 to 12/31/2014...........  $11.88219    $11.69537        230,013
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.29409    $10.59906        357,774
   01/01/2009 to 12/31/2009...........  $10.59906    $12.16820      3,220,380
   01/01/2010 to 12/31/2010...........  $12.16820    $12.91362      4,925,040
   01/01/2011 to 12/31/2011...........  $12.91362    $13.12736      3,845,025
   01/01/2012 to 12/31/2012...........  $13.12736    $14.13877      4,825,223
   01/01/2013 to 12/31/2013...........  $14.13877    $13.67387      4,663,978
   01/01/2014 to 12/31/2014...........  $13.67387    $14.04184      4,067,015
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.92996    $ 8.86059      1,896,364
   01/01/2009 to 12/31/2009...........  $ 8.86059    $10.47883      9,843,396
   01/01/2010 to 12/31/2010...........  $10.47883    $11.41546     11,664,036
   01/01/2011 to 12/31/2011...........  $11.41546    $11.35900     11,315,793
   01/01/2012 to 12/31/2012...........  $11.35900    $12.35189     12,363,647
   01/01/2013 to 12/31/2013...........  $12.35189    $13.29032     10,388,864
   01/01/2014 to 12/31/2014...........  $13.29032    $13.85018      8,999,370
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01870    $10.07372         17,766
   01/01/2012 to 12/31/2012...........  $10.07372    $10.63032        121,118
   01/01/2013 to 12/31/2013...........  $10.63032    $10.23100        195,354
   01/01/2014 to 12/31/2014...........  $10.23100    $10.69075        297,028
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.55542    $ 6.61574      1,325,429
   01/01/2009 to 12/31/2009...........  $ 6.61574    $ 8.21100     10,512,805
   01/01/2010 to 12/31/2010...........  $ 8.21100    $ 9.62824     14,142,540
   01/01/2011 to 12/31/2011...........  $ 9.62824    $ 8.89662      9,469,011
   01/01/2012 to 12/31/2012...........  $ 8.89662    $ 9.89749     11,869,245
   01/01/2013 to 12/31/2013...........  $ 9.89749    $11.41147     12,191,818
   01/01/2014 to 12/31/2014...........  $11.41147    $12.27686     11,438,176
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.94163    $ 6.52358         18,756
   01/01/2009 to 12/31/2009...........  $ 6.52358    $ 7.82975         67,797
   01/01/2010 to 12/31/2010...........  $ 7.82975    $ 8.87493         73,005
   01/01/2011 to 12/31/2011...........  $ 8.87493    $ 9.04620         89,383
   01/01/2012 to 12/31/2012...........  $ 9.04620    $10.58828        138,418
   01/01/2013 to 12/31/2013...........  $10.58828    $13.81472        207,868
   01/01/2014 to 12/31/2014...........  $13.81472    $15.95344        225,092
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 8.91039              0
   01/01/2012 to 12/31/2012...........  $ 8.91039    $ 9.93353              0
   01/01/2013 to 12/31/2013...........  $ 9.93353    $11.97880              0
   01/01/2014 to 12/31/2014...........  $11.97880    $12.56898              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08114    $ 7.35525        413,548
   01/01/2009 to 12/31/2009...........  $ 7.35525    $ 8.94137      6,882,786
   01/01/2010 to 12/31/2010...........  $ 8.94137    $ 9.85912      9,792,621
   01/01/2011 to 12/31/2011...........  $ 9.85912    $ 9.53718      7,957,109
   01/01/2012 to 12/31/2012...........  $ 9.53718    $10.36223      8,672,059
   01/01/2013 to 12/31/2013...........  $10.36223    $11.47907      7,970,323
   01/01/2014 to 12/31/2014...........  $11.47907    $11.89064      7,154,144
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09932    $ 6.70558        324,280
   01/01/2009 to 12/31/2009...........  $ 6.70558    $ 8.38031      7,617,744
   01/01/2010 to 12/31/2010...........  $ 8.38031    $ 9.44069     10,574,472
   01/01/2011 to 12/31/2011...........  $ 9.44069    $ 9.07919      7,378,512
   01/01/2012 to 12/31/2012...........  $ 9.07919    $10.36728      9,515,453
   01/01/2013 to 12/31/2013...........  $10.36728    $12.05873      9,943,720
   01/01/2014 to 12/31/2014...........  $12.05873    $12.52598      9,087,930
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72987    $ 7.81125        310,472
   01/01/2009 to 12/31/2009...........  $ 7.81125    $ 9.80559      6,946,641
   01/01/2010 to 12/31/2010...........  $ 9.80559    $10.80184     10,946,592
   01/01/2011 to 12/31/2011...........  $10.80184    $10.28267      9,070,352
   01/01/2012 to 12/31/2012...........  $10.28267    $11.25882     10,295,020
   01/01/2013 to 12/31/2013...........  $11.25882    $12.68975     10,006,611
   01/01/2014 to 12/31/2014...........  $12.68975    $12.88182      8,847,863
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.74117    $ 6.01124         16,033
   01/01/2009 to 12/31/2009...........  $ 6.01124    $ 7.85687        140,595
   01/01/2010 to 12/31/2010...........  $ 7.85687    $10.26015        216,541
   01/01/2011 to 12/31/2011...........  $10.26015    $ 8.78323        281,728
   01/01/2012 to 12/31/2012...........  $ 8.78323    $10.39032        394,537
   01/01/2013 to 12/31/2013...........  $10.39032    $14.41464        450,024
   01/01/2014 to 12/31/2014...........  $14.41464    $14.90328        361,568
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.39601    $ 6.70943          3,546
   01/01/2009 to 12/31/2009...........  $ 6.70943    $ 8.85160         82,944
   01/01/2010 to 12/31/2010...........  $ 8.85160    $11.89669         93,361
   01/01/2011 to 12/31/2011...........  $11.89669    $11.60630         86,222
   01/01/2012 to 12/31/2012...........  $11.60630    $12.82686        105,810
   01/01/2013 to 12/31/2013...........  $12.82686    $17.08234        158,814
   01/01/2014 to 12/31/2014...........  $17.08234    $17.47271        131,319
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.06784    $ 6.74497         23,555
   01/01/2009 to 12/31/2009...........  $ 6.74497    $ 8.43952        111,995
   01/01/2010 to 12/31/2010...........  $ 8.43952    $10.47614        187,790
   01/01/2011 to 12/31/2011...........  $10.47614    $ 9.70463        157,655
   01/01/2012 to 12/31/2012...........  $ 9.70463    $11.29733        231,480
   01/01/2013 to 12/31/2013...........  $11.29733    $15.29340        252,952
   01/01/2014 to 12/31/2014...........  $15.29340    $15.86112        181,353
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.62909    $ 8.13342      1,576,971
   01/01/2009 to 12/31/2009...........  $ 8.13342    $ 9.94750      9,680,800
   01/01/2010 to 12/31/2010...........  $ 9.94750    $10.93099     12,003,305
   01/01/2011 to 12/31/2011...........  $10.93099    $10.98328     10,212,898
   01/01/2012 to 12/31/2012...........  $10.98328    $12.28116     11,639,544
   01/01/2013 to 12/31/2013...........  $12.28116    $14.13649     11,660,547
   01/01/2014 to 12/31/2014...........  $14.13649    $14.74644     10,860,645

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82392    $ 6.02931         31,266
   01/01/2009 to 12/31/2009...........  $ 6.02931    $ 7.35383        330,707
   01/01/2010 to 12/31/2010...........  $ 7.35383    $ 8.20464        353,659
   01/01/2011 to 12/31/2011...........  $ 8.20464    $ 7.95100        268,020
   01/01/2012 to 12/31/2012...........  $ 7.95100    $ 9.18471        391,304
   01/01/2013 to 12/31/2013...........  $ 9.18471    $11.73520        464,371
   01/01/2014 to 12/31/2014...........  $11.73520    $12.42514        466,982
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97292    $ 6.54278         28,591
   01/01/2009 to 12/31/2009...........  $ 6.54278    $ 9.88646        726,259
   01/01/2010 to 12/31/2010...........  $ 9.88646    $11.28037      1,069,777
   01/01/2011 to 12/31/2011...........  $11.28037    $10.92552        756,407
   01/01/2012 to 12/31/2012...........  $10.92552    $12.65642      1,148,326
   01/01/2013 to 12/31/2013...........  $12.65642    $17.95923      1,237,823
   01/01/2014 to 12/31/2014...........  $17.95923    $19.17046      1,199,558
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.26755    $ 6.71168         89,925
   01/01/2009 to 12/31/2009...........  $ 6.71168    $ 9.87571        563,401
   01/01/2010 to 12/31/2010...........  $ 9.87571    $11.71991      1,153,897
   01/01/2011 to 12/31/2011...........  $11.71991    $ 9.82426        662,021
   01/01/2012 to 12/31/2012...........  $ 9.82426    $10.02894        679,239
   01/01/2013 to 12/31/2013...........  $10.02894    $11.40050        520,444
   01/01/2014 to 12/31/2014...........  $11.40050    $10.29288        476,461
AST TEMPLETON GLOBAL BOND PORTFOLIO
-----------------------------------
   01/28/2008 to 12/31/2008...........  $11.40359    $10.70540         33,122
   01/01/2009 to 12/31/2009...........  $10.70540    $11.82496        149,402
   01/01/2010 to 12/31/2010...........  $11.82496    $12.31945        233,653
   01/01/2011 to 12/31/2011...........  $12.31945    $12.63813        214,793
   01/01/2012 to 12/31/2012...........  $12.63813    $13.10183        275,662
   01/01/2013 to 12/31/2013...........  $13.10183    $12.42365        266,922
   01/01/2014 to 12/31/2014...........  $12.42365    $12.30820        205,601
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.44830    $ 6.54040        262,631
   01/01/2009 to 12/31/2009...........  $ 6.54040    $ 8.27579        505,063
   01/01/2010 to 12/31/2010...........  $ 8.27579    $ 9.34687        655,396
   01/01/2011 to 12/31/2011...........  $ 9.34687    $ 8.89064        860,753
   01/01/2012 to 12/31/2012...........  $ 8.89064    $ 9.72324      1,511,926
   01/01/2013 to 12/31/2013...........  $ 9.72324    $11.54369      2,317,519
   01/01/2014 to 12/31/2014...........  $11.54369    $11.99911      2,400,113
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23951    $ 9.32157         47,379
   01/01/2009 to 12/31/2009...........  $ 9.32157    $10.25191        785,894
   01/01/2010 to 12/31/2010...........  $10.25191    $10.88804        980,153
   01/01/2011 to 12/31/2011...........  $10.88804    $11.37369        858,288
   01/01/2012 to 12/31/2012...........  $11.37369    $12.08535      1,085,512
   01/01/2013 to 12/31/2013...........  $12.08535    $11.72899      1,231,180
   01/01/2014 to 12/31/2014...........  $11.72899    $12.38744      1,229,309
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07816    $ 6.65060        844,756
   01/01/2009 to 12/31/2009...........  $ 6.65060    $ 8.52218     10,269,999
   01/01/2010 to 12/31/2010...........  $ 8.52218    $ 9.25603     14,399,350
   01/01/2011 to 12/31/2011...........  $ 9.25603    $ 8.96715     10,297,819
   01/01/2012 to 09/21/2012...........  $ 8.96715    $10.05889              0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (1.65%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (1.65%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97011    $10.54948       487,697
   01/01/2007 to 12/31/2007...........  $10.54948    $11.33298     1,854,802
   01/01/2008 to 12/31/2008...........  $11.33298    $ 7.60018     2,685,919
   01/01/2009 to 12/31/2009...........  $ 7.60018    $ 9.29792     3,285,721
   01/01/2010 to 12/31/2010...........  $ 9.29792    $10.24139     3,429,840
   01/01/2011 to 12/31/2011...........  $10.24139    $ 9.80739     3,046,784
   01/01/2012 to 12/31/2012...........  $ 9.80739    $10.86038     2,857,250
   01/01/2013 to 12/31/2013...........  $10.86038    $11.74968     2,729,988
   01/01/2014 to 12/31/2014...........  $11.74968    $12.00027     2,430,158
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98883    $10.49311       107,572
   01/01/2007 to 12/31/2007...........  $10.49311    $11.30326       444,522
   01/01/2008 to 12/31/2008...........  $11.30326    $ 7.80552       753,486
   01/01/2009 to 12/31/2009...........  $ 7.80552    $ 9.69070     1,199,167
   01/01/2010 to 12/31/2010...........  $ 9.69070    $10.84010     1,158,627
   01/01/2011 to 12/31/2011...........  $10.84010    $10.67621     1,035,722
   01/01/2012 to 12/31/2012...........  $10.67621    $11.93609     1,121,900
   01/01/2013 to 12/31/2013...........  $11.93609    $13.68656     1,077,129
   01/01/2014 to 12/31/2014...........  $13.68656    $14.28683       888,575
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98446    $11.02798        16,675
   01/01/2007 to 12/31/2007...........  $11.02798    $10.83649        66,519
   01/01/2008 to 12/31/2008...........  $10.83649    $ 6.95643        71,045
   01/01/2009 to 12/31/2009...........  $ 6.95643    $ 8.05991        68,827
   01/01/2010 to 12/31/2010...........  $ 8.05991    $ 9.02698        74,528
   01/01/2011 to 12/31/2011...........  $ 9.02698    $ 9.19777        76,749
   01/01/2012 to 05/04/2012...........  $ 9.19777    $ 9.99485             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97952    $10.50591       143,900
   01/01/2007 to 12/31/2007...........  $10.50591    $11.27241       925,331
   01/01/2008 to 12/31/2008...........  $11.27241    $ 7.90646     2,090,659
   01/01/2009 to 12/31/2009...........  $ 7.90646    $ 9.59027     3,049,096
   01/01/2010 to 12/31/2010...........  $ 9.59027    $10.59642     3,044,459
   01/01/2011 to 12/31/2011...........  $10.59642    $10.29793     2,701,491
   01/01/2012 to 12/31/2012...........  $10.29793    $11.39449     2,733,113
   01/01/2013 to 12/31/2013...........  $11.39449    $13.18777     2,694,985
   01/01/2014 to 12/31/2014...........  $13.18777    $13.81986     2,417,042
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99865    $ 9.16856        29,880
   01/01/2012 to 12/31/2012...........  $ 9.16856    $10.09240        31,952
   01/01/2013 to 12/31/2013...........  $10.09240    $11.00617        43,739
   01/01/2014 to 12/31/2014...........  $11.00617    $11.35751        38,472
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99865    $10.50218         2,374
   01/01/2014 to 12/31/2014...........  $10.50218    $10.70136         1,077

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14543    $10.30077             0
   01/01/2010 to 12/31/2010...........  $10.30077    $11.52437         3,831
   01/01/2011 to 12/31/2011...........  $11.52437    $10.67179         4,122
   01/01/2012 to 12/31/2012...........  $10.67179    $11.88765         3,945
   01/01/2013 to 12/31/2013...........  $11.88765    $15.37028         5,913
   01/01/2014 to 12/31/2014...........  $15.37028    $16.67304         4,476
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97982    $10.60788       461,576
   01/01/2007 to 12/31/2007...........  $10.60788    $11.45013     1,759,163
   01/01/2008 to 12/31/2008...........  $11.45013    $ 7.32855     2,548,016
   01/01/2009 to 12/31/2009...........  $ 7.32855    $ 9.03569     3,679,569
   01/01/2010 to 12/31/2010...........  $ 9.03569    $10.07788     3,460,649
   01/01/2011 to 12/31/2011...........  $10.07788    $ 9.67392     2,877,573
   01/01/2012 to 12/31/2012...........  $ 9.67392    $10.82256     2,970,573
   01/01/2013 to 12/31/2013...........  $10.82256    $13.06158     3,055,051
   01/01/2014 to 12/31/2014...........  $13.06158    $13.74843     2,778,583
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99865    $11.66573         3,882
   01/01/2014 to 12/31/2014...........  $11.66573    $13.03829        11,831
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88709    $12.12112        16,960
   01/01/2007 to 12/31/2007...........  $12.12112    $ 9.54601        47,347
   01/01/2008 to 12/31/2008...........  $ 9.54601    $ 6.09916        56,265
   01/01/2009 to 12/31/2009...........  $ 6.09916    $ 7.91593        65,683
   01/01/2010 to 12/31/2010...........  $ 7.91593    $10.02187        65,418
   01/01/2011 to 12/31/2011...........  $10.02187    $10.50911        62,975
   01/01/2012 to 12/31/2012...........  $10.50911    $11.92501        58,259
   01/01/2013 to 12/31/2013...........  $11.92501    $12.09898        52,759
   01/01/2014 to 12/31/2014...........  $12.09898    $15.58210        54,099
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98293    $10.45835        16,023
   01/01/2007 to 12/31/2007...........  $10.45835    $ 8.45979        48,423
   01/01/2008 to 07/18/2008...........  $ 8.45979    $ 7.75229             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99865    $ 9.69112         9,464
   01/01/2014 to 12/31/2014...........  $ 9.69112    $10.02022        13,518
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.52917        65,461
   01/01/2007 to 12/31/2007...........  $10.52917    $11.24372       258,836
   01/01/2008 to 12/31/2008...........  $11.24372    $ 7.24644       517,995
   01/01/2009 to 12/31/2009...........  $ 7.24644    $ 8.82912       922,399
   01/01/2010 to 12/31/2010...........  $ 8.82912    $ 9.93343       933,117
   01/01/2011 to 12/31/2011...........  $ 9.93343    $ 9.62534       823,011
   01/01/2012 to 12/31/2012...........  $ 9.62534    $10.47596       877,865
   01/01/2013 to 12/31/2013...........  $10.47596    $11.82717       846,983
   01/01/2014 to 12/31/2014...........  $11.82717    $12.00180       756,427
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10361    $ 7.50820        21,029
   01/01/2009 to 12/31/2009...........  $ 7.50820    $ 8.95453       113,391
   01/01/2010 to 12/31/2010...........  $ 8.95453    $ 9.98291       130,673
   01/01/2011 to 12/31/2011...........  $ 9.98291    $ 9.57831       105,031
   01/01/2012 to 12/31/2012...........  $ 9.57831    $10.70748       133,398
   01/01/2013 to 12/31/2013...........  $10.70748    $12.55868       139,219
   01/01/2014 to 12/31/2014...........  $12.55868    $13.06147       149,320

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99866    $ 7.47405       43,296
   01/01/2009 to 11/13/2009...........  $ 7.47405    $ 8.36134            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99866    $10.75011      389,026
   01/01/2013 to 12/31/2013...........  $10.75011    $13.16372      341,667
   01/01/2014 to 12/31/2014...........  $13.16372    $13.36150      323,565
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99865    $10.81861       17,400
   01/01/2014 to 12/31/2014...........  $10.81861    $10.91537       26,551
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17534    $ 6.11429        1,386
   01/01/2009 to 12/31/2009...........  $ 6.11429    $ 8.12626        8,791
   01/01/2010 to 12/31/2010...........  $ 8.12626    $ 9.60916       13,854
   01/01/2011 to 12/31/2011...........  $ 9.60916    $ 8.97701        9,950
   01/01/2012 to 12/31/2012...........  $ 8.97701    $11.19825       10,793
   01/01/2013 to 12/31/2013...........  $11.19825    $11.49534        9,216
   01/01/2014 to 12/31/2014...........  $11.49534    $12.88330       11,687
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93501    $10.25572       14,290
   01/01/2007 to 12/31/2007...........  $10.25572    $11.50010       78,058
   01/01/2008 to 12/31/2008...........  $11.50010    $ 6.75746       85,412
   01/01/2009 to 12/31/2009...........  $ 6.75746    $ 9.93164      110,215
   01/01/2010 to 12/31/2010...........  $ 9.93164    $10.77574       96,946
   01/01/2011 to 12/31/2011...........  $10.77574    $10.18156       75,294
   01/01/2012 to 12/31/2012...........  $10.18156    $11.99568       78,001
   01/01/2013 to 12/31/2013...........  $11.99568    $15.31048       76,180
   01/01/2014 to 02/07/2014...........  $15.31048    $15.06244            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96061    $11.03839       61,226
   01/01/2007 to 12/31/2007...........  $11.03839    $11.41506      161,603
   01/01/2008 to 12/31/2008...........  $11.41506    $ 6.66024      186,756
   01/01/2009 to 12/31/2009...........  $ 6.66024    $ 7.80947      198,757
   01/01/2010 to 12/31/2010...........  $ 7.80947    $ 8.67272      192,683
   01/01/2011 to 12/31/2011...........  $ 8.67272    $ 8.06126      187,595
   01/01/2012 to 12/31/2012...........  $ 8.06126    $ 9.48988      191,376
   01/01/2013 to 12/31/2013...........  $ 9.48988    $12.46734      188,703
   01/01/2014 to 12/31/2014...........  $12.46734    $13.87573      164,771
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95800    $ 9.87049       29,431
   01/01/2007 to 12/31/2007...........  $ 9.87049    $11.58795       66,212
   01/01/2008 to 12/31/2008...........  $11.58795    $ 6.74938       58,121
   01/01/2009 to 12/31/2009...........  $ 6.74938    $10.43074       72,190
   01/01/2010 to 12/31/2010...........  $10.43074    $12.29580       57,123
   01/01/2011 to 12/31/2011...........  $12.29580    $11.73634       42,478
   01/01/2012 to 12/31/2012...........  $11.73634    $13.81019       38,444
   01/01/2013 to 12/31/2013...........  $13.81019    $17.95951       40,174
   01/01/2014 to 12/31/2014...........  $17.95951    $19.70461       35,139
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08928    $ 7.61724       98,525
   01/01/2009 to 12/31/2009...........  $ 7.61724    $ 9.24585      384,920
   01/01/2010 to 12/31/2010...........  $ 9.24585    $10.15070      399,981
   01/01/2011 to 12/31/2011...........  $10.15070    $ 9.93550      366,687
   01/01/2012 to 12/31/2012...........  $ 9.93550    $10.76415      378,562
   01/01/2013 to 12/31/2013...........  $10.76415    $11.62937      381,045
   01/01/2014 to 12/31/2014...........  $11.62937    $11.90289      356,755

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03354    $ 7.64045         6,241
   01/01/2009 to 12/31/2009...........  $ 7.64045    $ 9.53436        29,203
   01/01/2010 to 12/31/2010...........  $ 9.53436    $11.89029        30,445
   01/01/2011 to 12/31/2011...........  $11.89029    $11.84988        36,639
   01/01/2012 to 12/31/2012...........  $11.84988    $13.48628        37,900
   01/01/2013 to 12/31/2013...........  $13.48628    $18.41682        40,576
   01/01/2014 to 12/31/2014...........  $18.41682    $19.42198        39,342
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94935    $11.02043        31,545
   01/01/2007 to 12/31/2007...........  $11.02043    $10.96842        93,783
   01/01/2008 to 12/31/2008...........  $10.96842    $ 6.76530        96,543
   01/01/2009 to 12/31/2009...........  $ 6.76530    $ 7.87070        90,846
   01/01/2010 to 12/31/2010...........  $ 7.87070    $ 8.70630        78,103
   01/01/2011 to 12/31/2011...........  $ 8.70630    $ 8.52302        52,958
   01/01/2012 to 12/31/2012...........  $ 8.52302    $ 9.50818        57,370
   01/01/2013 to 12/31/2013...........  $ 9.50818    $12.59303        64,329
   01/01/2014 to 12/31/2014...........  $12.59303    $12.58153        64,783
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.56935        15,966
   01/01/2007 to 12/31/2007...........  $10.56935    $10.65488        41,345
   01/01/2008 to 12/31/2008...........  $10.65488    $ 7.80440        46,851
   01/01/2009 to 12/31/2009...........  $ 7.80440    $10.40735        50,576
   01/01/2010 to 12/31/2010...........  $10.40735    $11.62059        66,112
   01/01/2011 to 12/31/2011...........  $11.62059    $11.79497        64,444
   01/01/2012 to 12/31/2012...........  $11.79497    $13.21316        54,870
   01/01/2013 to 12/31/2013...........  $13.21316    $13.93204        52,000
   01/01/2014 to 12/31/2014...........  $13.93204    $14.05652        50,429
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99217    $10.60857        19,994
   01/01/2007 to 12/31/2007...........  $10.60857    $12.42369        80,256
   01/01/2008 to 12/31/2008...........  $12.42369    $ 6.08255       103,115
   01/01/2009 to 12/31/2009...........  $ 6.08255    $ 8.09541        95,273
   01/01/2010 to 12/31/2010...........  $ 8.09541    $ 9.11863        80,477
   01/01/2011 to 12/31/2011...........  $ 9.11863    $ 7.81141        80,912
   01/01/2012 to 12/31/2012...........  $ 7.81141    $ 9.24950        72,351
   01/01/2013 to 12/31/2013...........  $ 9.24950    $10.83335        63,821
   01/01/2014 to 12/31/2014...........  $10.83335    $10.06869        60,073
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01032    $10.87172        27,393
   01/01/2007 to 12/31/2007...........  $10.87172    $12.59851       121,133
   01/01/2008 to 12/31/2008...........  $12.59851    $ 6.94006       119,269
   01/01/2009 to 12/31/2009...........  $ 6.94006    $ 8.90971       107,906
   01/01/2010 to 12/31/2010...........  $ 8.90971    $ 9.73649        96,361
   01/01/2011 to 12/31/2011...........  $ 9.73649    $ 8.37653        72,762
   01/01/2012 to 12/31/2012...........  $ 8.37653    $ 9.61467        58,468
   01/01/2013 to 12/31/2013...........  $ 9.61467    $11.29996        53,115
   01/01/2014 to 12/31/2014...........  $11.29996    $10.37134        49,870
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99866    $10.73516     2,822,391
   01/01/2009 to 12/31/2009...........  $10.73516    $11.75464       861,140
   01/01/2010 to 12/31/2010...........  $11.75464    $12.81394       416,680
   01/01/2011 to 12/31/2011...........  $12.81394    $14.17510     1,812,703
   01/01/2012 to 12/31/2012...........  $14.17510    $15.25565       827,688
   01/01/2013 to 12/31/2013...........  $15.25565    $14.53041       339,450
   01/01/2014 to 12/31/2014...........  $14.53041    $15.25642       289,373

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11180    $ 7.14101       57,309
   01/01/2009 to 12/31/2009...........  $ 7.14101    $ 8.89848      167,078
   01/01/2010 to 12/31/2010...........  $ 8.89848    $ 9.96363      161,135
   01/01/2011 to 12/31/2011...........  $ 9.96363    $ 9.74635      138,483
   01/01/2012 to 12/31/2012...........  $ 9.74635    $10.89030      185,289
   01/01/2013 to 12/31/2013...........  $10.89030    $12.45784      192,257
   01/01/2014 to 12/31/2014...........  $12.45784    $13.03563      185,979
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.58528       31,391
   01/01/2007 to 12/31/2007...........  $10.58528    $11.39557      135,112
   01/01/2008 to 12/31/2008...........  $11.39557    $ 6.57144      143,586
   01/01/2009 to 12/31/2009...........  $ 6.57144    $ 8.78442      144,183
   01/01/2010 to 12/31/2010...........  $ 8.78442    $ 9.26146      128,745
   01/01/2011 to 12/31/2011...........  $ 9.26146    $ 8.27757      112,025
   01/01/2012 to 12/31/2012...........  $ 8.27757    $ 9.92710      111,773
   01/01/2013 to 12/31/2013...........  $ 9.92710    $11.26609      110,333
   01/01/2014 to 12/31/2014...........  $11.26609    $10.37772      114,802
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96731    $10.54184       32,202
   01/01/2007 to 12/31/2007...........  $10.54184    $10.57119      105,344
   01/01/2008 to 12/31/2008...........  $10.57119    $ 8.56758      377,855
   01/01/2009 to 12/31/2009...........  $ 8.56758    $10.28448      749,651
   01/01/2010 to 12/31/2010...........  $10.28448    $10.85815      787,151
   01/01/2011 to 12/31/2011...........  $10.85815    $10.70701      701,140
   01/01/2012 to 12/31/2012...........  $10.70701    $11.66208      670,371
   01/01/2013 to 12/31/2013...........  $11.66208    $12.73845      686,409
   01/01/2014 to 12/31/2014...........  $12.73845    $13.21456      632,655
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08404    $10.29095            0
   01/01/2010 to 12/31/2010...........  $10.29095    $11.26970        1,015
   01/01/2011 to 12/31/2011...........  $11.26970    $11.16040        2,312
   01/01/2012 to 12/31/2012...........  $11.16040    $12.64637        6,297
   01/01/2013 to 12/31/2013...........  $12.64637    $16.98147        4,229
   01/01/2014 to 12/31/2014...........  $16.98147    $18.29355        7,149
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95998    $11.01653       33,440
   01/01/2007 to 12/31/2007...........  $11.01653    $10.51304       87,985
   01/01/2008 to 12/31/2008...........  $10.51304    $ 6.05120       80,069
   01/01/2009 to 12/31/2009...........  $ 6.05120    $ 7.10983       77,740
   01/01/2010 to 12/31/2010...........  $ 7.10983    $ 7.91480       70,856
   01/01/2011 to 12/31/2011...........  $ 7.91480    $ 7.46079       72,683
   01/01/2012 to 12/31/2012...........  $ 7.46079    $ 8.57891       64,130
   01/01/2013 to 12/31/2013...........  $ 8.57891    $11.80384       55,386
   01/01/2014 to 12/31/2014...........  $11.80384    $13.20857       76,825
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94812    $10.22050       70,736
   01/01/2007 to 12/31/2007...........  $10.22050    $11.55829      170,702
   01/01/2008 to 12/31/2008...........  $11.55829    $ 6.40604      186,973
   01/01/2009 to 12/31/2009...........  $ 6.40604    $ 8.17757      192,301
   01/01/2010 to 12/31/2010...........  $ 8.17757    $ 9.63384      172,879
   01/01/2011 to 12/31/2011...........  $ 9.63384    $ 9.39115      159,263
   01/01/2012 to 12/31/2012...........  $ 9.39115    $10.37172      146,129
   01/01/2013 to 12/31/2013...........  $10.37172    $13.93903      130,994
   01/01/2014 to 12/31/2014...........  $13.93903    $15.16490      200,112

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.48364        3,941
   01/01/2007 to 12/31/2007...........  $10.48364    $10.94031       66,536
   01/01/2008 to 12/31/2008...........  $10.94031    $ 8.26004       57,151
   01/01/2009 to 12/31/2009...........  $ 8.26004    $10.93768       76,627
   01/01/2010 to 12/31/2010...........  $10.93768    $12.20358       72,641
   01/01/2011 to 12/31/2011...........  $12.20358    $13.22678       62,743
   01/01/2012 to 12/31/2012...........  $13.22678    $13.78341       74,882
   01/01/2013 to 12/31/2013...........  $13.78341    $13.28836       54,662
   01/01/2014 to 12/31/2014...........  $13.28836    $13.90786       70,805
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96019    $11.10805       49,656
   01/01/2007 to 12/31/2007...........  $11.10805    $11.95409       98,340
   01/01/2008 to 12/31/2008...........  $11.95409    $ 7.76261      101,174
   01/01/2009 to 12/31/2009...........  $ 7.76261    $10.04269      100,495
   01/01/2010 to 12/31/2010...........  $10.04269    $11.06986       81,948
   01/01/2011 to 12/31/2011...........  $11.06986    $10.54922       76,210
   01/01/2012 to 12/31/2012...........  $10.54922    $12.77274       67,802
   01/01/2013 to 12/31/2013...........  $12.77274    $16.03780       61,518
   01/01/2014 to 12/31/2014...........  $16.03780    $16.35017       54,205
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93177    $10.38694       11,858
   01/01/2007 to 12/31/2007...........  $10.38694    $11.76121       47,706
   01/01/2008 to 12/31/2008...........  $11.76121    $ 7.36982       50,926
   01/01/2009 to 12/31/2009...........  $ 7.36982    $ 9.01224       51,365
   01/01/2010 to 12/31/2010...........  $ 9.01224    $ 9.99944       43,257
   01/01/2011 to 12/31/2011...........  $ 9.99944    $ 9.77887       26,411
   01/01/2012 to 12/31/2012...........  $ 9.77887    $11.26347       25,161
   01/01/2013 to 12/31/2013...........  $11.26347    $15.14800       29,978
   01/01/2014 to 12/31/2014...........  $15.14800    $16.19999       29,920
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99866    $10.19783            0
   01/01/2013 to 12/31/2013...........  $10.19783    $13.49386        3,647
   01/01/2014 to 12/31/2014...........  $13.49386    $14.63119        8,339
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92909    $10.40684       18,461
   01/01/2007 to 12/31/2007...........  $10.40684    $10.51880       44,871
   01/01/2008 to 12/31/2008...........  $10.51880    $ 6.40279       31,736
   01/01/2009 to 12/31/2009...........  $ 6.40279    $ 8.74826       34,653
   01/01/2010 to 12/31/2010...........  $ 8.74826    $10.63810       23,799
   01/01/2011 to 12/31/2011...........  $10.63810    $10.10447       22,895
   01/01/2012 to 12/31/2012...........  $10.10447    $11.77025       24,048
   01/01/2013 to 12/31/2013...........  $11.77025    $15.33267       23,120
   01/01/2014 to 12/31/2014...........  $15.33267    $17.34179       25,681
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99983    $10.21135       37,836
   01/01/2007 to 12/31/2007...........  $10.21135    $10.53730      305,019
   01/01/2008 to 12/31/2008...........  $10.53730    $10.62637      517,207
   01/01/2009 to 12/31/2009...........  $10.62637    $10.47945      538,228
   01/01/2010 to 12/31/2010...........  $10.47945    $10.31183      496,930
   01/01/2011 to 12/31/2011...........  $10.31183    $10.14710      548,492
   01/01/2012 to 12/31/2012...........  $10.14710    $ 9.98255      545,069
   01/01/2013 to 12/31/2013...........  $ 9.98255    $ 9.82056      522,765
   01/01/2014 to 12/31/2014...........  $ 9.82056    $ 9.66099      450,212

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03579    $10.16355       22,815
   01/01/2007 to 12/31/2007...........  $10.16355    $10.31459       67,598
   01/01/2008 to 12/31/2008...........  $10.31459    $ 5.85900       69,851
   01/01/2009 to 12/31/2009...........  $ 5.85900    $ 8.10662       73,419
   01/01/2010 to 12/31/2010...........  $ 8.10662    $ 9.84416       68,600
   01/01/2011 to 12/31/2011...........  $ 9.84416    $ 9.44403       76,130
   01/01/2012 to 12/31/2012...........  $ 9.44403    $10.88175       63,675
   01/01/2013 to 12/31/2013...........  $10.88175    $15.20215       64,900
   01/01/2014 to 12/31/2014...........  $15.20215    $17.08652       61,169
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02857    $10.07124            0
   01/01/2012 to 12/31/2012...........  $10.07124    $10.39020          575
   01/01/2013 to 12/31/2013...........  $10.39020    $ 9.93189            0
   01/01/2014 to 12/31/2014...........  $ 9.93189    $10.27389        4,317
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96504    $10.20654       24,867
   01/01/2007 to 12/31/2007...........  $10.20654    $12.26927       91,509
   01/01/2008 to 12/31/2008...........  $12.26927    $ 6.85770       89,642
   01/01/2009 to 12/31/2009...........  $ 6.85770    $ 8.75599       86,258
   01/01/2010 to 12/31/2010...........  $ 8.75599    $11.08408       89,078
   01/01/2011 to 12/31/2011...........  $11.08408    $11.08835       74,353
   01/01/2012 to 12/31/2012...........  $11.08835    $12.25891       65,025
   01/01/2013 to 12/31/2013...........  $12.25891    $15.99280       63,704
   01/01/2014 to 12/31/2014...........  $15.99280    $16.98227       58,892
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98807    $ 9.45107       19,223
   01/01/2007 to 12/31/2007...........  $ 9.45107    $11.03677       43,081
   01/01/2008 to 12/31/2008...........  $11.03677    $ 6.23874       32,942
   01/01/2009 to 12/31/2009...........  $ 6.23874    $ 7.52236       30,876
   01/01/2010 to 12/31/2010...........  $ 7.52236    $ 8.90021       25,743
   01/01/2011 to 04/29/2011...........  $ 8.90021    $ 9.98386            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99866    $10.32556       68,842
   01/01/2013 to 12/31/2013...........  $10.32556    $12.07935       66,913
   01/01/2014 to 12/31/2014...........  $12.07935    $12.49386       64,668
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10140    $ 5.57466       47,974
   01/01/2009 to 12/31/2009...........  $ 5.57466    $ 9.13201       30,214
   01/01/2010 to 12/31/2010...........  $ 9.13201    $10.98452       45,726
   01/01/2011 to 12/31/2011...........  $10.98452    $ 8.61581       33,942
   01/01/2012 to 12/31/2012...........  $ 8.61581    $ 9.99542       27,161
   01/01/2013 to 12/31/2013...........  $ 9.99542    $ 9.85504       20,329
   01/01/2014 to 12/31/2014...........  $ 9.85504    $ 9.24104       25,506
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98026    $10.17287       37,130
   01/01/2007 to 12/31/2007...........  $10.17287    $10.68713       36,038
   01/01/2008 to 12/31/2008...........  $10.68713    $10.63079       63,201
   01/01/2009 to 12/31/2009...........  $10.63079    $11.52813       89,327
   01/01/2010 to 12/31/2010...........  $11.52813    $11.78327       90,177
   01/01/2011 to 12/31/2011...........  $11.78327    $11.85284       79,097
   01/01/2012 to 12/31/2012...........  $11.85284    $12.20770       78,678
   01/01/2013 to 12/31/2013...........  $12.20770    $11.74835       69,781
   01/01/2014 to 12/31/2014...........  $11.74835    $11.54633       67,522

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97131    $10.30548        64,753
   01/01/2007 to 12/31/2007...........  $10.30548    $10.97951       203,059
   01/01/2008 to 12/31/2008...........  $10.97951    $10.55713       331,709
   01/01/2009 to 12/31/2009...........  $10.55713    $12.10214       520,375
   01/01/2010 to 12/31/2010...........  $12.10214    $12.82467       593,992
   01/01/2011 to 12/31/2011...........  $12.82467    $13.01780       509,530
   01/01/2012 to 12/31/2012...........  $13.01780    $14.00012       554,724
   01/01/2013 to 12/31/2013...........  $14.00012    $13.51976       514,367
   01/01/2014 to 12/31/2014...........  $13.51976    $13.86313       460,393
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97924    $10.41890        92,972
   01/01/2007 to 12/31/2007...........  $10.41890    $11.14257       236,565
   01/01/2008 to 12/31/2008...........  $11.14257    $ 8.82571       974,539
   01/01/2009 to 12/31/2009...........  $ 8.82571    $10.42225     2,264,620
   01/01/2010 to 12/31/2010...........  $10.42225    $11.33708     2,304,998
   01/01/2011 to 12/31/2011...........  $11.33708    $11.26440     2,132,977
   01/01/2012 to 12/31/2012...........  $11.26440    $12.23098     1,968,696
   01/01/2013 to 12/31/2013...........  $12.23098    $13.14089     1,687,237
   01/01/2014 to 12/31/2014...........  $13.14089    $13.67415     1,504,996
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01858    $10.07112             0
   01/01/2012 to 12/31/2012...........  $10.07112    $10.61188        15,720
   01/01/2013 to 12/31/2013...........  $10.61188    $10.19810        21,197
   01/01/2014 to 12/31/2014...........  $10.19810    $10.64063        23,522
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.30802        94,690
   01/01/2007 to 12/31/2007...........  $10.30802    $11.29766       317,418
   01/01/2008 to 12/31/2008...........  $11.29766    $ 6.58955       641,167
   01/01/2009 to 12/31/2009...........  $ 6.58955    $ 8.16634     1,549,411
   01/01/2010 to 12/31/2010...........  $ 8.16634    $ 9.56178     1,630,792
   01/01/2011 to 12/31/2011...........  $ 9.56178    $ 8.82213     1,304,314
   01/01/2012 to 12/31/2012...........  $ 8.82213    $ 9.80005     1,461,134
   01/01/2013 to 12/31/2013...........  $ 9.80005    $11.28247     1,484,089
   01/01/2014 to 12/31/2014...........  $11.28247    $12.12019     1,447,169
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95088    $10.73335        15,164
   01/01/2007 to 12/31/2007...........  $10.73335    $10.77810       137,106
   01/01/2008 to 12/31/2008...........  $10.77810    $ 6.49780       149,120
   01/01/2009 to 12/31/2009...........  $ 6.49780    $ 7.78724       145,556
   01/01/2010 to 12/31/2010...........  $ 7.78724    $ 8.81374       126,539
   01/01/2011 to 12/31/2011...........  $ 8.81374    $ 8.97066        89,956
   01/01/2012 to 12/31/2012...........  $ 8.97066    $10.48427        88,432
   01/01/2013 to 12/31/2013...........  $10.48427    $13.65875        81,581
   01/01/2014 to 12/31/2014...........  $13.65875    $15.75002        86,294
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99865    $ 8.90152             0
   01/01/2012 to 12/31/2012...........  $ 8.90152    $ 9.90901             0
   01/01/2013 to 12/31/2013...........  $ 9.90901    $11.93153             0
   01/01/2014 to 12/31/2014...........  $11.93153    $12.50090         2,847

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08110    $ 7.34793      220,131
   01/01/2009 to 12/31/2009...........  $ 7.34793    $ 8.91933      461,773
   01/01/2010 to 12/31/2010...........  $ 8.91933    $ 9.82025      467,291
   01/01/2011 to 12/31/2011...........  $ 9.82025    $ 9.48556      373,699
   01/01/2012 to 12/31/2012...........  $ 9.48556    $10.29080      351,433
   01/01/2013 to 12/31/2013...........  $10.29080    $11.38313      340,402
   01/01/2014 to 12/31/2014...........  $11.38313    $11.77386      304,603
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09928    $ 6.69889      137,390
   01/01/2009 to 12/31/2009...........  $ 6.69889    $ 8.35963      353,784
   01/01/2010 to 12/31/2010...........  $ 8.35963    $ 9.40345      390,069
   01/01/2011 to 12/31/2011...........  $ 9.40345    $ 9.03008      320,388
   01/01/2012 to 12/31/2012...........  $ 9.03008    $10.29597      384,271
   01/01/2013 to 12/31/2013...........  $10.29597    $11.95803      466,314
   01/01/2014 to 12/31/2014...........  $11.95803    $12.40301      402,830
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98441    $10.57410        8,013
   01/01/2007 to 12/31/2007...........  $10.57410    $11.32929       56,279
   01/01/2008 to 12/31/2008...........  $11.32929    $ 7.78043      139,992
   01/01/2009 to 12/31/2009...........  $ 7.78043    $ 9.75240      279,973
   01/01/2010 to 12/31/2010...........  $ 9.75240    $10.72732      364,104
   01/01/2011 to 12/31/2011...........  $10.72732    $10.19665      338,233
   01/01/2012 to 12/31/2012...........  $10.19665    $11.14814      353,192
   01/01/2013 to 12/31/2013...........  $11.14814    $12.54639      349,537
   01/01/2014 to 12/31/2014...........  $12.54639    $12.71742      314,955
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $ 9.95128       15,281
   01/01/2007 to 12/31/2007...........  $ 9.95128    $10.88644       49,902
   01/01/2008 to 12/31/2008...........  $10.88644    $ 5.98743       49,091
   01/01/2009 to 12/31/2009...........  $ 5.98743    $ 7.81408       44,102
   01/01/2010 to 12/31/2010...........  $ 7.81408    $10.18920       51,859
   01/01/2011 to 12/31/2011...........  $10.18920    $ 8.70962       61,268
   01/01/2012 to 12/31/2012...........  $ 8.70962    $10.28799       49,092
   01/01/2013 to 12/31/2013...........  $10.28799    $14.25156       51,811
   01/01/2014 to 12/31/2014...........  $14.25156    $14.71285       43,922
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90514    $ 9.91537       17,059
   01/01/2007 to 12/31/2007...........  $ 9.91537    $10.45096       37,088
   01/01/2008 to 12/31/2008...........  $10.45096    $ 6.68287       45,522
   01/01/2009 to 12/31/2009...........  $ 6.68287    $ 8.80353       41,424
   01/01/2010 to 12/31/2010...........  $ 8.80353    $11.81481       40,933
   01/01/2011 to 12/31/2011...........  $11.81481    $11.50952       38,343
   01/01/2012 to 12/31/2012...........  $11.50952    $12.70103       35,580
   01/01/2013 to 12/31/2013...........  $12.70103    $16.88975       37,492
   01/01/2014 to 12/31/2014...........  $16.88975    $17.25014       36,549

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99248    $10.46496        19,385
   01/01/2007 to 12/31/2007...........  $10.46496    $ 9.71682        42,102
   01/01/2008 to 12/31/2008...........  $ 9.71682    $ 6.71834        77,182
   01/01/2009 to 12/31/2009...........  $ 6.71834    $ 8.39383        75,774
   01/01/2010 to 12/31/2010...........  $ 8.39383    $10.40404        64,263
   01/01/2011 to 12/31/2011...........  $10.40404    $ 9.62370        69,667
   01/01/2012 to 12/31/2012...........  $ 9.62370    $11.18662        58,447
   01/01/2013 to 12/31/2013...........  $11.18662    $15.12112        54,925
   01/01/2014 to 12/31/2014...........  $15.12112    $15.65927        53,929
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96819    $10.63207        20,537
   01/01/2007 to 12/31/2007...........  $10.63207    $11.11985       628,407
   01/01/2008 to 12/31/2008...........  $11.11985    $ 8.10113       996,525
   01/01/2009 to 12/31/2009...........  $ 8.10113    $ 9.89341       963,504
   01/01/2010 to 12/31/2010...........  $ 9.89341    $10.85547     1,022,083
   01/01/2011 to 12/31/2011...........  $10.85547    $10.89139     1,009,621
   01/01/2012 to 12/31/2012...........  $10.89139    $12.16045     1,085,086
   01/01/2013 to 12/31/2013...........  $12.16045    $13.97681     1,023,387
   01/01/2014 to 12/31/2014...........  $13.97681    $14.55843       939,190
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95050    $11.07358         6,425
   01/01/2007 to 12/31/2007...........  $11.07358    $10.50436        52,582
   01/01/2008 to 12/31/2008...........  $10.50436    $ 6.00540        55,418
   01/01/2009 to 12/31/2009...........  $ 6.00540    $ 7.31377        62,618
   01/01/2010 to 12/31/2010...........  $ 7.31377    $ 8.14800        64,639
   01/01/2011 to 12/31/2011...........  $ 8.14800    $ 7.88448        55,316
   01/01/2012 to 12/31/2012...........  $ 7.88448    $ 9.09435        70,846
   01/01/2013 to 12/31/2013...........  $ 9.09435    $11.60266        68,333
   01/01/2014 to 12/31/2014...........  $11.60266    $12.26663        76,738
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94018    $10.46916        33,379
   01/01/2007 to 12/31/2007...........  $10.46916    $11.14637       103,389
   01/01/2008 to 12/31/2008...........  $11.14637    $ 6.51691       107,613
   01/01/2009 to 12/31/2009...........  $ 6.51691    $ 9.83292       104,528
   01/01/2010 to 12/31/2010...........  $ 9.83292    $11.20279        87,626
   01/01/2011 to 12/31/2011...........  $11.20279    $10.83436        90,509
   01/01/2012 to 12/31/2012...........  $10.83436    $12.53229        88,895
   01/01/2013 to 12/31/2013...........  $12.53229    $17.75698        87,155
   01/01/2014 to 12/31/2014...........  $17.75698    $18.92653        92,833
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14750    $ 9.83031        48,980
   01/01/2007 to 12/31/2007...........  $ 9.83031    $13.58724       227,197
   01/01/2008 to 12/31/2008...........  $13.58724    $ 6.68500       286,220
   01/01/2009 to 12/31/2009...........  $ 6.68500    $ 9.82196       310,772
   01/01/2010 to 12/31/2010...........  $ 9.82196    $11.63889       294,395
   01/01/2011 to 12/31/2011...........  $11.63889    $ 9.74194       226,919
   01/01/2012 to 12/31/2012...........  $ 9.74194    $ 9.93017       217,327
   01/01/2013 to 12/31/2013...........  $ 9.93017    $11.27160       169,563
   01/01/2014 to 12/31/2014...........  $11.27160    $10.16156       275,513

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98965    $10.30028       10,514
   01/01/2007 to 12/31/2007...........  $10.30028    $11.10959       50,861
   01/01/2008 to 12/31/2008...........  $11.10959    $10.66311       47,286
   01/01/2009 to 12/31/2009...........  $10.66311    $11.76100       57,136
   01/01/2010 to 12/31/2010...........  $11.76100    $12.23466       65,204
   01/01/2011 to 12/31/2011...........  $12.23466    $12.53271       55,436
   01/01/2012 to 12/31/2012...........  $12.53271    $12.97326       56,927
   01/01/2013 to 12/31/2013...........  $12.97326    $12.28368       40,811
   01/01/2014 to 12/31/2014...........  $12.28368    $12.15160       43,026
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97075    $10.65444       81,968
   01/01/2007 to 12/31/2007...........  $10.65444    $11.48247      397,218
   01/01/2008 to 12/31/2008...........  $11.48247    $ 6.51462      474,602
   01/01/2009 to 12/31/2009...........  $ 6.51462    $ 8.23096      481,950
   01/01/2010 to 12/31/2010...........  $ 8.23096    $ 9.28255      362,465
   01/01/2011 to 12/31/2011...........  $ 9.28255    $ 8.81652      354,917
   01/01/2012 to 12/31/2012...........  $ 8.81652    $ 9.62790      328,595
   01/01/2013 to 12/31/2013...........  $ 9.62790    $11.41354      281,095
   01/01/2014 to 12/31/2014...........  $11.41354    $11.84642      227,942
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99865    $ 9.97982            0
   01/01/2008 to 12/31/2008...........  $ 9.97982    $ 9.30609       42,799
   01/01/2009 to 12/31/2009...........  $ 9.30609    $10.21975       83,444
   01/01/2010 to 12/31/2010...........  $10.21975    $10.83793       82,277
   01/01/2011 to 12/31/2011...........  $10.83793    $11.30449       65,069
   01/01/2012 to 12/31/2012...........  $11.30449    $11.99408       88,104
   01/01/2013 to 12/31/2013...........  $11.99408    $11.62324       90,835
   01/01/2014 to 12/31/2014...........  $11.62324    $12.25749      100,393
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07812    $ 6.64404      140,497
   01/01/2009 to 12/31/2009...........  $ 6.64404    $ 8.50125      347,789
   01/01/2010 to 12/31/2010...........  $ 8.50125    $ 9.21963      372,157
   01/01/2011 to 12/31/2011...........  $ 9.21963    $ 8.91860      334,271
   01/01/2012 to 09/21/2012...........  $ 8.91860    $ 9.99371            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HD GRO 60 BPS (1.75%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251     1,800,950
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443     7,345,965
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029     5,248,292
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448     5,326,490
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462     5,089,366
   01/01/2011 to 12/31/2011...........  $10.19462    $ 9.75312     4,414,821
   01/01/2012 to 12/31/2012...........  $ 9.75312    $10.78971     4,205,446
   01/01/2013 to 12/31/2013...........  $10.78971    $11.66170     3,885,835
   01/01/2014 to 12/31/2014...........  $11.66170    $11.89871     3,456,020
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624       491,170
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462     2,149,669
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498     1,496,155
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571     1,546,021
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033     1,571,211
   01/01/2011 to 12/31/2011...........  $10.79033    $10.61693     1,431,282
   01/01/2012 to 12/31/2012...........  $10.61693    $11.85825     1,399,765
   01/01/2013 to 12/31/2013...........  $11.85825    $13.58391     1,405,413
   01/01/2014 to 12/31/2014...........  $13.58391    $14.16565     1,329,201
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064             0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865             0
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814             0
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080         6,596
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        11,755
   01/01/2011 to 12/31/2011...........  $ 8.98555    $ 9.14661         2,574
   01/01/2012 to 05/04/2012...........  $ 9.14661    $ 9.93586             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       660,338
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387     2,883,308
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566     2,705,876
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557     2,782,580
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773     2,691,285
   01/01/2011 to 12/31/2011...........  $10.54773    $10.24057     2,316,352
   01/01/2012 to 12/31/2012...........  $10.24057    $11.31975     2,212,535
   01/01/2013 to 12/31/2013...........  $11.31975    $13.08835     2,118,897
   01/01/2014 to 12/31/2014...........  $13.08835    $13.70209     1,991,147
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 9.16255        12,751
   01/01/2012 to 12/31/2012...........  $ 9.16255    $10.07596        22,426
   01/01/2013 to 12/31/2013...........  $10.07596    $10.97739        22,367
   01/01/2014 to 12/31/2014...........  $10.97739    $11.31669        20,385
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99857    $10.49507         1,806
   01/01/2014 to 12/31/2014...........  $10.49507    $10.68352           139

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572            0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992            0
   01/01/2011 to 12/31/2011...........  $10.19992    $10.99092            0
   01/01/2012 to 12/31/2012...........  $10.99092    $11.25150            0
   01/01/2013 to 12/31/2013...........  $11.25150    $10.98198            0
   01/01/2014 to 12/31/2014...........  $10.98198    $10.84304            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396            0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056            0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179            0
   01/01/2011 to 12/31/2011...........  $12.15179    $13.56492            0
   01/01/2012 to 12/31/2012...........  $13.56492    $14.09333            0
   01/01/2013 to 12/31/2013...........  $14.09333    $13.41564            0
   01/01/2014 to 12/31/2014...........  $13.41564    $13.53594            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286            0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780            0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578          100
   01/01/2011 to 12/31/2011...........  $12.02578    $13.70693          506
   01/01/2012 to 12/31/2012...........  $13.70693    $14.26024            0
   01/01/2013 to 12/31/2013...........  $14.26024    $13.33784            0
   01/01/2014 to 12/31/2014...........  $13.33784    $13.66734            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604            0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876       58,389
   01/01/2011 to 12/31/2011...........  $ 9.66876    $11.27734           95
   01/01/2012 to 12/31/2012...........  $11.27734    $11.78346            0
   01/01/2013 to 12/31/2013...........  $11.78346    $10.82629            0
   01/01/2014 to 12/31/2014...........  $10.82629    $11.29551            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729       38,657
   01/01/2011 to 12/31/2011...........  $11.01729    $13.02623      638,952
   01/01/2012 to 12/31/2012...........  $13.02623    $13.67162      227,008
   01/01/2013 to 12/31/2013...........  $13.67162    $12.49582       26,076
   01/01/2014 to 12/31/2014...........  $12.49582    $13.22419       13,414
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99857    $12.03025      286,401
   01/01/2012 to 12/31/2012...........  $12.03025    $12.51433      365,575
   01/01/2013 to 12/31/2013...........  $12.51433    $11.10044       18,376
   01/01/2014 to 12/31/2014...........  $11.10044    $12.04074       18,069
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99810    $10.40740      255,326
   01/01/2013 to 12/31/2013...........  $10.40740    $ 9.18516      928,295
   01/01/2014 to 12/31/2014...........  $ 9.18516    $10.16623      341,703
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99905    $ 8.75667      617,813
   01/01/2014 to 12/31/2014...........  $ 8.75667    $ 9.86176      405,588
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99905    $11.31222      185,355

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945             0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148         3,884
   01/01/2011 to 12/31/2011...........  $11.51148    $10.64939         4,117
   01/01/2012 to 12/31/2012...........  $10.64939    $11.85108           107
   01/01/2013 to 12/31/2013...........  $11.85108    $15.30798            44
   01/01/2014 to 12/31/2014...........  $15.30798    $16.58906            81
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086     1,741,226
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120     7,256,023
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917     5,570,348
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313     5,643,870
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170     5,740,105
   01/01/2011 to 12/31/2011...........  $10.03170    $ 9.62010     5,142,553
   01/01/2012 to 12/31/2012...........  $ 9.62010    $10.75186     5,122,405
   01/01/2013 to 12/31/2013...........  $10.75186    $12.96360     5,014,287
   01/01/2014 to 12/31/2014...........  $12.96360    $13.63181     4,801,992
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99857    $11.65594             0
   01/01/2014 to 12/31/2014...........  $11.65594    $13.01454             0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318             0
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033             0
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313             0
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735         3,042
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588         3,002
   01/01/2011 to 12/31/2011...........  $ 9.97588    $10.45070         1,299
   01/01/2012 to 12/31/2012...........  $10.45070    $11.84713         2,109
   01/01/2013 to 12/31/2013...........  $11.84713    $12.00823           602
   01/01/2014 to 12/31/2014...........  $12.00823    $15.45011           876
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147             0
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578             0
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99857    $ 9.68473         5,799
   01/01/2014 to 12/31/2014...........  $ 9.68473    $10.00378         6,905
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216       336,742
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519     1,558,196
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737     1,139,320
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712     1,202,613
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773     1,180,706
   01/01/2011 to 12/31/2011...........  $ 9.88773    $ 9.57167       945,215
   01/01/2012 to 12/31/2012...........  $ 9.57167    $10.40722       936,387
   01/01/2013 to 12/31/2013...........  $10.40722    $11.73797       880,780
   01/01/2014 to 12/31/2014...........  $11.73797    $11.89971       822,413

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322       13,336
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974       26,953
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667       62,320
   01/01/2011 to 12/31/2011...........  $ 9.95667    $ 9.54376       42,822
   01/01/2012 to 12/31/2012...........  $ 9.54376    $10.65837       53,623
   01/01/2013 to 12/31/2013...........  $10.65837    $12.48890       42,518
   01/01/2014 to 12/31/2014...........  $12.48890    $12.97613       56,946
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065       27,272
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.74305      220,133
   01/01/2013 to 12/31/2013...........  $10.74305    $13.14209      215,841
   01/01/2014 to 12/31/2014...........  $13.14209    $13.32657      216,246
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99857    $10.81138       10,330
   01/01/2014 to 12/31/2014...........  $10.81138    $10.89737       21,184
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460        4,642
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600        8,225
   01/01/2011 to 12/31/2011...........  $ 9.58600    $ 8.94656        4,220
   01/01/2012 to 12/31/2012...........  $ 8.94656    $11.14928        7,623
   01/01/2013 to 12/31/2013...........  $11.14928    $11.43388        7,791
   01/01/2014 to 12/31/2014...........  $11.43388    $12.80175        7,787
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906            0
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125            0
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972            0
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        4,004
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        4,220
   01/01/2011 to 12/31/2011...........  $10.72625    $10.12478        1,716
   01/01/2012 to 12/31/2012...........  $10.12478    $11.91711        2,091
   01/01/2013 to 12/31/2013...........  $11.91711    $15.19533          572
   01/01/2014 to 02/07/2014...........  $15.19533    $14.94763            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269            0
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118        4,897
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286        9,895
   01/01/2011 to 12/31/2011...........  $ 8.63286    $ 8.01634        5,256
   01/01/2012 to 12/31/2012...........  $ 8.01634    $ 9.42776        7,881
   01/01/2013 to 12/31/2013...........  $ 9.42776    $12.37349        4,325
   01/01/2014 to 12/31/2014...........  $12.37349    $13.75771        5,718
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401            0
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909            0
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180            0
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        7,059
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        9,473
   01/01/2011 to 12/31/2011...........  $12.24001    $11.67165        4,236
   01/01/2012 to 12/31/2012...........  $11.67165    $13.72046        5,315
   01/01/2013 to 12/31/2013...........  $13.72046    $17.82536        2,696
   01/01/2014 to 12/31/2014...........  $17.82536    $19.53827        4,053

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       57,389
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      196,954
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      196,131
   01/01/2011 to 12/31/2011...........  $10.12402    $ 9.89972      158,625
   01/01/2012 to 12/31/2012...........  $ 9.89972    $10.71473      162,464
   01/01/2013 to 12/31/2013...........  $10.71473    $11.56473      115,142
   01/01/2014 to 12/31/2014...........  $11.56473    $11.82516      211,086
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067            0
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158          678
   01/01/2011 to 12/31/2011...........  $11.86158    $11.80975          427
   01/01/2012 to 12/31/2012...........  $11.80975    $13.42742          693
   01/01/2013 to 12/31/2013...........  $13.42742    $18.31854          267
   01/01/2014 to 12/31/2014...........  $18.31854    $19.29943          584
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318            0
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037            0
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756            0
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238        2,315
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644        2,249
   01/01/2011 to 12/31/2011...........  $ 8.66644    $ 8.47561        1,076
   01/01/2012 to 12/31/2012...........  $ 8.47561    $ 9.44585        1,382
   01/01/2013 to 12/31/2013...........  $ 9.44585    $12.49812          481
   01/01/2014 to 12/31/2014...........  $12.49812    $12.47455          900
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400            0
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        4,733
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,252
   01/01/2011 to 12/31/2011...........  $11.56763    $11.72970        3,189
   01/01/2012 to 12/31/2012...........  $11.72970    $13.12705        4,253
   01/01/2013 to 12/31/2013...........  $13.12705    $13.82773        1,412
   01/01/2014 to 12/31/2014...........  $13.82773    $13.93758        2,673
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171            0
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345            0
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655            0
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631        4,243
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693        5,838
   01/01/2011 to 12/31/2011...........  $ 9.07693    $ 7.76802        3,046
   01/01/2012 to 12/31/2012...........  $ 7.76802    $ 9.18910        3,757
   01/01/2013 to 12/31/2013...........  $ 9.18910    $10.75208        1,470
   01/01/2014 to 12/31/2014...........  $10.75208    $ 9.98329        3,213
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454            0
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772            0
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187            0
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760        3,530
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193        7,861
   01/01/2011 to 12/31/2011...........  $ 9.69193    $ 8.33006        3,732
   01/01/2012 to 12/31/2012...........  $ 8.33006    $ 9.55185        4,899
   01/01/2013 to 12/31/2013...........  $ 9.55185    $11.21503        1,633
   01/01/2014 to 12/31/2014...........  $11.21503    $10.28322        3,641

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      267,368
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      128,909
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       95,027
   01/01/2011 to 12/31/2011...........  $12.77720    $14.12060      187,387
   01/01/2012 to 12/31/2012...........  $14.12060    $15.18209       87,772
   01/01/2013 to 12/31/2013...........  $15.18209    $14.44607       53,556
   01/01/2014 to 12/31/2014...........  $14.44607    $15.15307       45,616
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625       16,439
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380       67,144
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736      119,181
   01/01/2011 to 12/31/2011...........  $ 9.93736    $ 9.71107       68,162
   01/01/2012 to 12/31/2012...........  $ 9.71107    $10.84004       76,152
   01/01/2013 to 12/31/2013...........  $10.84004    $12.38828       87,349
   01/01/2014 to 12/31/2014...........  $12.38828    $12.95014       94,562
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690            0
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421            0
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281        5,437
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909       12,381
   01/01/2011 to 12/31/2011...........  $ 9.21909    $ 8.23160        7,644
   01/01/2012 to 12/31/2012...........  $ 8.23160    $ 9.86225        8,602
   01/01/2013 to 12/31/2013...........  $ 9.86225    $11.18153        5,562
   01/01/2014 to 12/31/2014...........  $11.18153    $10.28971        8,529
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381      314,971
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      429,061
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      458,937
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      460,917
   01/01/2011 to 12/31/2011...........  $10.80817    $10.64726      472,112
   01/01/2012 to 12/31/2012...........  $10.64726    $11.58557      484,380
   01/01/2013 to 12/31/2013...........  $11.58557    $12.64248      479,530
   01/01/2014 to 12/31/2014...........  $12.64248    $13.10208      482,649
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967          219
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705        2,266
   01/01/2011 to 12/31/2011...........  $11.25705    $11.13692        1,226
   01/01/2012 to 12/31/2012...........  $11.13692    $12.60745        1,644
   01/01/2013 to 12/31/2013...........  $12.60745    $16.91249        1,346
   01/01/2014 to 12/31/2014...........  $16.91249    $18.20134        1,736
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919            0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565            0
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521            0
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407        1,262
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845        7,746
   01/01/2011 to 12/31/2011...........  $ 7.87845    $ 7.41911        3,072
   01/01/2012 to 12/31/2012...........  $ 7.41911    $ 8.52255        3,715
   01/01/2013 to 12/31/2013...........  $ 8.52255    $11.71491        1,734
   01/01/2014 to 12/31/2014...........  $11.71491    $13.09615        2,922

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374            0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918            0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917            0
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798        7,793
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964       14,449
   01/01/2011 to 12/31/2011...........  $ 9.58964    $ 9.33879        7,967
   01/01/2012 to 12/31/2012...........  $ 9.33879    $10.30371       11,859
   01/01/2013 to 12/31/2013...........  $10.30371    $13.83409        6,287
   01/01/2014 to 12/31/2014...........  $13.83409    $15.03587       10,524
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669            0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227            0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823            0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824        2,313
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768        1,264
   01/01/2011 to 12/31/2011...........  $12.14768    $13.15337        1,206
   01/01/2012 to 12/31/2012...........  $13.15337    $13.69343        2,725
   01/01/2013 to 12/31/2013...........  $13.69343    $13.18866          793
   01/01/2014 to 12/31/2014...........  $13.18866    $13.78995        1,670
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079            0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449            0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226            0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657        4,376
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926        2,936
   01/01/2011 to 12/31/2011...........  $11.01926    $10.49074        1,831
   01/01/2012 to 12/31/2012...........  $10.49074    $12.68948        2,419
   01/01/2013 to 12/31/2013...........  $12.68948    $15.91756          647
   01/01/2014 to 12/31/2014...........  $15.91756    $16.21177        1,061
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005            0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189            0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047            0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986          604
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374        4,601
   01/01/2011 to 12/31/2011...........  $ 9.95374    $ 9.72471        1,801
   01/01/2012 to 12/31/2012...........  $ 9.72471    $11.19006        1,984
   01/01/2013 to 12/31/2013...........  $11.19006    $15.03451          522
   01/01/2014 to 12/31/2014...........  $15.03451    $16.06290        1,643
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99858    $10.19406            0
   01/01/2013 to 12/31/2013...........  $10.19406    $13.47564            0
   01/01/2014 to 12/31/2014...........  $13.47564    $14.59708            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638        1,504
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897        1,510
   01/01/2011 to 12/31/2011...........  $10.58897    $10.04800          608
   01/01/2012 to 12/31/2012...........  $10.04800    $11.69310          766
   01/01/2013 to 12/31/2013...........  $11.69310    $15.21723          289
   01/01/2014 to 12/31/2014...........  $15.21723    $17.19427          513

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994            0
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840            0
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       27,394
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       20,194
   01/01/2011 to 12/31/2011...........  $10.26477    $10.09057       14,484
   01/01/2012 to 12/31/2012...........  $10.09057    $ 9.91778       11,183
   01/01/2013 to 12/31/2013...........  $ 9.91778    $ 9.74711        4,286
   01/01/2014 to 12/31/2014...........  $ 9.74711    $ 9.57930        3,706
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678            0
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756            0
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357            0
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        1,187
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        3,335
   01/01/2011 to 12/31/2011...........  $ 9.79886    $ 9.39128        1,377
   01/01/2012 to 12/31/2012...........  $ 9.39128    $10.81040        1,972
   01/01/2013 to 12/31/2013...........  $10.81040    $15.08767          699
   01/01/2014 to 12/31/2014...........  $15.08767    $16.94131        1,455
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02848    $10.06951            0
   01/01/2012 to 12/31/2012...........  $10.06951    $10.37829            0
   01/01/2013 to 12/31/2013...........  $10.37829    $ 9.91079            0
   01/01/2014 to 12/31/2014...........  $ 9.91079    $10.24201            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905            0
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966            0
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        3,055
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        8,033
   01/01/2011 to 12/31/2011...........  $11.03351    $11.02690        3,421
   01/01/2012 to 12/31/2012...........  $11.02690    $12.17892        5,513
   01/01/2013 to 12/31/2013...........  $12.17892    $15.87285        3,614
   01/01/2014 to 12/31/2014...........  $15.87285    $16.83844        5,072
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486            0
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865            0
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235            0
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,765
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        3,680
   01/01/2011 to 04/29/2011...........  $ 8.85927    $ 9.93478            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.31874        3,239
   01/01/2013 to 12/31/2013...........  $10.31874    $12.05951        1,357
   01/01/2014 to 12/31/2014...........  $12.05951    $12.46114        2,996
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        4,932
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795       14,211
   01/01/2011 to 12/31/2011...........  $10.95795    $ 8.58654        9,133
   01/01/2012 to 12/31/2012...........  $ 8.58654    $ 9.95162       11,260
   01/01/2013 to 12/31/2013...........  $ 9.95162    $ 9.80229       10,042
   01/01/2014 to 12/31/2014...........  $ 9.80229    $ 9.18246       12,798

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612             0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960             0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295             0
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658         3,251
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926        11,456
   01/01/2011 to 12/31/2011...........  $11.72926    $11.78694         9,762
   01/01/2012 to 12/31/2012...........  $11.78694    $12.12782        10,369
   01/01/2013 to 12/31/2013...........  $12.12782    $11.66008           509
   01/01/2014 to 12/31/2014...........  $11.66008    $11.44852           771
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870             0
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160             0
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960             0
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880        52,387
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610        80,428
   01/01/2011 to 12/31/2011...........  $12.76610    $12.94556        46,981
   01/01/2012 to 12/31/2012...........  $12.94556    $13.90862        46,392
   01/01/2013 to 12/31/2013...........  $13.90862    $13.41826        23,193
   01/01/2014 to 12/31/2014...........  $13.41826    $13.74548        32,012
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199       145,637
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       869,033
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243     1,315,556
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444     1,417,628
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481     1,469,096
   01/01/2011 to 12/31/2011...........  $11.28481    $11.20146     1,377,189
   01/01/2012 to 12/31/2012...........  $11.20146    $12.15069     1,420,177
   01/01/2013 to 12/31/2013...........  $12.15069    $13.04183     1,252,164
   01/01/2014 to 12/31/2014...........  $13.04183    $13.55778     1,126,677
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01849    $10.06939             0
   01/01/2012 to 12/31/2012...........  $10.06939    $10.59962             0
   01/01/2013 to 12/31/2013...........  $10.59962    $10.17640             0
   01/01/2014 to 12/31/2014...........  $10.17640    $10.60757             0
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127       546,256
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901     2,148,978
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207     1,469,499
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678     1,588,708
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787     1,677,327
   01/01/2011 to 12/31/2011...........  $ 9.51787    $ 8.77313     1,401,227
   01/01/2012 to 12/31/2012...........  $ 8.77313    $ 9.73603     1,364,157
   01/01/2013 to 12/31/2013...........  $ 9.73603    $11.19768     1,276,895
   01/01/2014 to 12/31/2014...........  $11.19768    $12.01729     1,233,509
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630             0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050             0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081             0
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928           534
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355           588
   01/01/2011 to 12/31/2011...........  $ 8.77355    $ 8.92102         5,253
   01/01/2012 to 12/31/2012...........  $ 8.92102    $10.41605           393
   01/01/2013 to 12/31/2013...........  $10.41605    $13.55651           147
   01/01/2014 to 12/31/2014...........  $13.55651    $15.61679           345

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 8.89568        1,189
   01/01/2012 to 12/31/2012...........  $ 8.89568    $ 9.89278        1,189
   01/01/2013 to 12/31/2013...........  $ 9.89278    $11.90029        1,189
   01/01/2014 to 12/31/2014...........  $11.90029    $12.45586        1,189
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315      104,119
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471      167,537
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462      219,911
   01/01/2011 to 12/31/2011...........  $ 9.79462    $ 9.45152      190,109
   01/01/2012 to 12/31/2012...........  $ 9.45152    $10.24388      198,399
   01/01/2013 to 12/31/2013...........  $10.24388    $11.32005      177,996
   01/01/2014 to 12/31/2014...........  $11.32005    $11.69718      173,192
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446       30,005
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595      120,538
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899      168,807
   01/01/2011 to 12/31/2011...........  $ 9.37899    $ 8.99772      123,003
   01/01/2012 to 12/31/2012...........  $ 8.99772    $10.24908      139,301
   01/01/2013 to 12/31/2013...........  $10.24908    $11.89196      149,104
   01/01/2014 to 12/31/2014...........  $11.89196    $12.32226      158,314
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714            0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065      102,888
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997       85,839
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715      170,482
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818      242,375
   01/01/2011 to 12/31/2011...........  $10.67818    $10.13994      193,517
   01/01/2012 to 12/31/2012...........  $10.13994    $11.07516      201,244
   01/01/2013 to 12/31/2013...........  $11.07516    $12.45205      189,789
   01/01/2014 to 12/31/2014...........  $12.45205    $12.60941      180,154
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478            0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864            0
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180            0
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612        2,497
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271        7,539
   01/01/2011 to 12/31/2011...........  $10.14271    $ 8.66144        4,659
   01/01/2012 to 12/31/2012...........  $ 8.66144    $10.22095        6,891
   01/01/2013 to 12/31/2013...........  $10.22095    $14.14486        4,877
   01/01/2014 to 12/31/2014...........  $14.14486    $14.58836        6,843
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872            0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378            0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531            0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180        2,301
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047        3,732
   01/01/2011 to 12/31/2011...........  $11.76047    $11.44523        1,577
   01/01/2012 to 12/31/2012...........  $11.44523    $12.61772        2,245
   01/01/2013 to 12/31/2013...........  $12.61772    $16.76255        1,274
   01/01/2014 to 12/31/2014...........  $16.76255    $17.10340        2,256

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801             0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078             0
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059             0
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348         4,832
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634         6,939
   01/01/2011 to 12/31/2011...........  $10.35634    $ 9.57011         3,019
   01/01/2012 to 12/31/2012...........  $ 9.57011    $11.11346         3,775
   01/01/2013 to 12/31/2013...........  $11.11346    $15.00753         1,365
   01/01/2014 to 12/31/2014...........  $15.00753    $15.52649         2,274
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        16,581
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168     1,530,578
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989     1,055,039
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774     1,077,905
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580     1,134,743
   01/01/2011 to 12/31/2011...........  $10.80580    $10.83087     1,009,735
   01/01/2012 to 12/31/2012...........  $10.83087    $12.08098     1,106,077
   01/01/2013 to 12/31/2013...........  $12.08098    $13.87192     1,185,143
   01/01/2014 to 12/31/2014...........  $13.87192    $14.43485     1,122,150
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626             0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707             0
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961             0
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736           229
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059         1,352
   01/01/2011 to 12/31/2011...........  $ 8.11059    $ 7.84060           530
   01/01/2012 to 12/31/2012...........  $ 7.84060    $ 9.03488           673
   01/01/2013 to 12/31/2013...........  $ 9.03488    $11.51542         2,478
   01/01/2014 to 12/31/2014...........  $11.51542    $12.16249         4,275
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223             0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804             0
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978             0
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749         6,044
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143        28,201
   01/01/2011 to 12/31/2011...........  $11.15143    $10.77407         8,146
   01/01/2012 to 12/31/2012...........  $10.77407    $12.45032         5,640
   01/01/2013 to 12/31/2013...........  $12.45032    $17.62352         3,661
   01/01/2014 to 12/31/2014...........  $17.62352    $18.76579         6,409
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387             0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505             0
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754             0
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660        18,507
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555        26,610
   01/01/2011 to 12/31/2011...........  $11.58555    $ 9.68778        13,221
   01/01/2012 to 12/31/2012...........  $ 9.68778    $ 9.86519        13,931
   01/01/2013 to 12/31/2013...........  $ 9.86519    $11.18669         6,992
   01/01/2014 to 12/31/2014...........  $11.18669    $10.07509        11,311

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346            0
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132            0
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511            0
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854        6,106
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        5,121
   01/01/2011 to 12/31/2011...........  $12.17856    $12.46302        4,174
   01/01/2012 to 12/31/2012...........  $12.46302    $12.88847        4,788
   01/01/2013 to 12/31/2013...........  $12.88847    $12.19127        2,761
   01/01/2014 to 12/31/2014...........  $12.19127    $12.04827        2,849
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737            0
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345            0
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753            0
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       38,652
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       44,538
   01/01/2011 to 12/31/2011...........  $ 9.24013    $ 8.76758       26,079
   01/01/2012 to 12/31/2012...........  $ 8.76758    $ 9.56505       31,664
   01/01/2013 to 12/31/2013...........  $ 9.56505    $11.32796       28,295
   01/01/2014 to 12/31/2014...........  $11.32796    $11.74589       47,719
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580            0
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,401
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        9,567
   01/01/2011 to 12/31/2011...........  $10.80459    $11.25875        5,671
   01/01/2012 to 12/31/2012...........  $11.25875    $11.93381        7,388
   01/01/2013 to 12/31/2013...........  $11.93381    $11.55346        4,421
   01/01/2014 to 12/31/2014...........  $11.55346    $12.17197        6,410
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809    $ 6.63967       64,724
   01/01/2009 to 12/31/2009...........  $ 6.63967    $ 8.48729      115,986
   01/01/2010 to 12/31/2010...........  $ 8.48729    $ 9.19556      209,200
   01/01/2011 to 12/31/2011...........  $ 9.19556    $ 8.88658      196,297
   01/01/2012 to 09/21/2012...........  $ 8.88658    $ 9.95078            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39927    $10.98569       583,389
   01/01/2007 to 12/31/2007...........  $10.98569    $11.77245     1,859,641
   01/01/2008 to 12/31/2008...........  $11.77245    $ 7.87551     1,785,172
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124     1,640,143
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057     1,463,422
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836     1,384,234
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410     1,249,343
   01/01/2013 to 12/31/2013...........  $11.14410    $12.02719     1,037,203
   01/01/2014 to 12/31/2014...........  $12.02719    $12.25357     1,036,626
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14643    $10.64132       118,534
   01/01/2007 to 12/31/2007...........  $10.64132    $11.43460       381,987
   01/01/2008 to 12/31/2008...........  $11.43460    $ 7.87680       484,130
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519       535,791
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553       434,823
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481       440,297
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762       455,812
   01/01/2013 to 12/31/2013...........  $11.92762    $13.64323       355,779
   01/01/2014 to 12/31/2014...........  $13.64323    $14.20668       390,450
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.72581    $11.82754             0
   01/01/2007 to 12/31/2007...........  $11.82754    $11.59346             0
   01/01/2008 to 12/31/2008...........  $11.59346    $ 7.42411         5,613
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067        50,696
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667        33,967
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413        25,398
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34964    $10.87782       198,275
   01/01/2007 to 12/31/2007...........  $10.87782    $11.64277       528,469
   01/01/2008 to 12/31/2008...........  $11.64277    $ 8.14626       780,685
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682       900,823
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424       694,237
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238       651,831
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514       606,123
   01/01/2013 to 12/31/2013...........  $11.62514    $13.42168       540,329
   01/01/2014 to 12/31/2014...........  $13.42168    $14.03040       479,010
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301        76,140
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053        77,501
   01/01/2013 to 12/31/2013...........  $10.05053    $10.93367        74,622
   01/01/2014 to 12/31/2014...........  $10.93367    $11.25504        62,910
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $10.48449             0
   01/01/2014 to 12/31/2014...........  $10.48449    $10.65715             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189             0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992             0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263             0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539             0
   01/01/2013 to 12/31/2013...........  $11.18539    $10.90130             0
   01/01/2014 to 12/31/2014...........  $10.90130    $10.74753             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740       908,730
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       916,869
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943       638,577
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663       417,534
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125       309,874
   01/01/2013 to 12/31/2013...........  $13.99125    $13.29882       240,935
   01/01/2014 to 12/31/2014...........  $13.29882    $13.39820       221,283
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626       612,585
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660       502,389
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397       373,713
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798       248,886
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708       157,119
   01/01/2013 to 12/31/2013...........  $14.15708    $13.22184       124,785
   01/01/2014 to 12/31/2014...........  $13.22184    $13.52858       119,007
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306        52,681
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023       528,085
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       101,117
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417         9,380
   01/01/2013 to 12/31/2013...........  $11.71417    $10.74672             0
   01/01/2014 to 12/31/2014...........  $10.74672    $11.19591             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110       778,013
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       542,945
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130        65,573
   01/01/2013 to 12/31/2013...........  $13.61130    $12.42241             0
   01/01/2014 to 12/31/2014...........  $12.42241    $13.12714             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256       796,652
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       808,569
   01/01/2013 to 12/31/2013...........  $12.47759    $11.05160        53,913
   01/01/2014 to 12/31/2014...........  $11.05160    $11.97007        50,596
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215       645,445
   01/01/2013 to 12/31/2013...........  $10.39215    $ 9.15827     1,789,579
   01/01/2014 to 12/31/2014...........  $ 9.15827    $10.12164       731,314
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99897    $ 8.74369     1,232,761
   01/01/2014 to 12/31/2014...........  $ 8.74369    $ 9.83272       732,327
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99897    $11.29546       491,888
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744             0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224             0
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596             0
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636             0
   01/01/2013 to 12/31/2013...........  $11.79636    $15.21484             0
   01/01/2014 to 12/31/2014...........  $15.21484    $16.46394             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51837    $11.16214       696,836
   01/01/2007 to 12/31/2007...........  $11.16214    $12.01860     1,899,240
   01/01/2008 to 12/31/2008...........  $12.01860    $ 7.67349     2,229,727
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787     2,245,693
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081     2,023,526
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525     1,946,932
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171     1,857,703
   01/01/2013 to 12/31/2013...........  $11.22171    $13.51022     1,643,119
   01/01/2014 to 12/31/2014...........  $13.51022    $14.18572     1,688,117
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99845    $11.64134             0
   01/01/2014 to 12/31/2014...........  $11.64134    $12.97911             0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.14998    $16.09509             0
   01/01/2007 to 12/31/2007...........  $16.09509    $12.64447             0
   01/01/2008 to 12/31/2008...........  $12.64447    $ 8.05893         9,851
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374         8,691
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714         3,507
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398         3,870
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270         5,097
   01/01/2013 to 12/31/2013...........  $15.60270    $15.79154           984
   01/01/2014 to 12/31/2014...........  $15.79154    $20.28799         1,745
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.25302    $11.76968             0
   01/01/2007 to 12/31/2007...........  $11.76968    $ 9.49700             0
   01/01/2008 to 07/18/2008...........  $ 9.49700    $ 8.69104             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $ 9.67493        11,768
   01/01/2014 to 12/31/2014...........  $ 9.67493    $ 9.97893        10,859
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04664    $10.56241       121,250
   01/01/2007 to 12/31/2007...........  $10.56241    $11.25138       309,496
   01/01/2008 to 12/31/2008...........  $11.25138    $ 7.23357       379,589
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176       378,198
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717       341,078
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771       337,060
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497       285,270
   01/01/2013 to 12/31/2013...........  $10.35497    $11.66190       234,210
   01/01/2014 to 12/31/2014...........  $11.66190    $11.80502       220,377
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581        15,170
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773        61,566
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745        36,229
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220        35,462
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502        41,888
   01/01/2013 to 12/31/2013...........  $10.58502    $12.38466        17,105
   01/01/2014 to 12/31/2014...........  $12.38466    $12.84883        42,162
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564        13,054
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228        86,013
   01/01/2013 to 12/31/2013...........  $10.73228    $13.10969        65,316
   01/01/2014 to 12/31/2014...........  $13.10969    $13.27400        55,383

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $10.80048            0
   01/01/2014 to 12/31/2014...........  $10.80048    $10.87035          127
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747        2,748
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        2,393
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158          790
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        1,108
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        1,022
   01/01/2013 to 12/31/2013...........  $11.07650    $11.34251          273
   01/01/2014 to 12/31/2014...........  $11.34251    $12.68089          594
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24704    $11.59121            0
   01/01/2007 to 12/31/2007...........  $11.59121    $12.96551            0
   01/01/2008 to 12/31/2008...........  $12.96551    $ 7.59977        3,911
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       10,548
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954        7,145
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664        3,942
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906        3,761
   01/01/2013 to 12/31/2013...........  $13.35906    $17.00888        1,347
   01/01/2014 to 02/07/2014...........  $17.00888    $16.72906            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65822    $11.79214            0
   01/01/2007 to 12/31/2007...........  $11.79214    $12.16446            0
   01/01/2008 to 12/31/2008...........  $12.16446    $ 7.08000        5,343
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       30,196
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       15,172
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626        7,106
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,872
   01/01/2013 to 12/31/2013...........  $ 9.98923    $13.09110        2,585
   01/01/2014 to 12/31/2014...........  $13.09110    $14.53422        3,992
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12778    $11.01205            0
   01/01/2007 to 12/31/2007...........  $11.01205    $12.89631            0
   01/01/2008 to 12/31/2008...........  $12.89631    $ 7.49295        9,127
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       13,822
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365        7,756
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390        7,709
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       10,353
   01/01/2013 to 12/31/2013...........  $15.18202    $19.69518        4,195
   01/01/2014 to 12/31/2014...........  $19.69518    $21.55589        7,853
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464       49,973
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      113,191
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437       82,518
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640       80,266
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133       95,403
   01/01/2013 to 12/31/2013...........  $10.64133    $11.46849       23,556
   01/01/2014 to 12/31/2014...........  $11.46849    $11.70945       31,759
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187        5,133
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032        8,060
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873        5,086
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963        5,080
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932        5,571
   01/01/2013 to 12/31/2013...........  $13.33932    $18.17136        2,491
   01/01/2014 to 12/31/2014...........  $18.17136    $19.11607        3,937

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.55276    $12.77562            0
   01/01/2007 to 12/31/2007...........  $12.77562    $12.68399            0
   01/01/2008 to 12/31/2008...........  $12.68399    $ 7.80431        2,713
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722        4,853
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424        4,901
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979        5,672
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104        5,536
   01/01/2013 to 12/31/2013...........  $10.86104    $14.34953        1,701
   01/01/2014 to 12/31/2014...........  $14.34953    $14.30135        3,467
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.09677    $10.65578            0
   01/01/2007 to 12/31/2007...........  $10.65578    $10.71545            0
   01/01/2008 to 12/31/2008...........  $10.71545    $ 7.82946        1,151
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539       49,084
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106       33,309
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628       21,046
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633       24,311
   01/01/2013 to 12/31/2013...........  $13.12633    $13.80651       11,540
   01/01/2014 to 12/31/2014...........  $13.80651    $13.89564       19,104
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99197    $10.59108            0
   01/01/2007 to 12/31/2007...........  $10.59108    $12.37266            0
   01/01/2008 to 12/31/2008...........  $12.37266    $ 6.04263        1,782
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       13,561
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442        7,898
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310        8,637
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880        8,392
   01/01/2013 to 12/31/2013...........  $ 9.09880    $10.63067        2,961
   01/01/2014 to 12/31/2014...........  $10.63067    $ 9.85596        5,345
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01012    $10.85384            0
   01/01/2007 to 12/31/2007...........  $10.85384    $12.54671            0
   01/01/2008 to 12/31/2008...........  $12.54671    $ 6.89463       10,844
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960       22,418
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       16,474
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       16,303
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       15,360
   01/01/2013 to 12/31/2013...........  $ 9.45839    $11.08897        5,818
   01/01/2014 to 12/31/2014...........  $11.08897    $10.15269       11,324
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068       24,477
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915       14,887
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222       11,223
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915       16,098
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214       13,637
   01/01/2013 to 12/31/2013...........  $15.07214    $14.32043       13,734
   01/01/2014 to 12/31/2014...........  $14.32043    $14.99915       14,274
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925       38,557
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       99,298
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       78,485
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       61,451
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       59,132
   01/01/2013 to 12/31/2013...........  $10.76599    $12.28543       20,383
   01/01/2014 to 12/31/2014...........  $12.28543    $12.82372       53,243

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12272    $12.81320            0
   01/01/2007 to 12/31/2007...........  $12.81320    $13.75995            0
   01/01/2008 to 12/31/2008...........  $13.75995    $ 7.91534        6,935
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484        9,198
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084        6,600
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724        7,745
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        9,100
   01/01/2013 to 12/31/2013...........  $11.84030    $13.40435        2,317
   01/01/2014 to 12/31/2014...........  $13.40435    $12.31706        5,084
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.95216    $11.56456            0
   01/01/2007 to 12/31/2007...........  $11.56456    $11.56821       25,715
   01/01/2008 to 12/31/2008...........  $11.56821    $ 9.35251      273,549
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913      328,421
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468      251,199
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212      252,094
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601      248,049
   01/01/2013 to 12/31/2013...........  $12.60601    $13.73586      186,683
   01/01/2014 to 12/31/2014...........  $13.73586    $14.21417      215,741
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842        1,490
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
   01/01/2013 to 12/31/2013...........  $12.54958    $16.81014            0
   01/01/2014 to 12/31/2014...........  $16.81014    $18.06453            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09247    $12.24906            0
   01/01/2007 to 12/31/2007...........  $12.24906    $11.66043            0
   01/01/2008 to 12/31/2008...........  $11.66043    $ 6.69520        1,581
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       14,755
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,313
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        8,564
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903        8,999
   01/01/2013 to 12/31/2013...........  $ 9.39903    $12.90063        4,242
   01/01/2014 to 12/31/2014...........  $12.90063    $14.40039        6,575
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16512    $11.45220            0
   01/01/2007 to 12/31/2007...........  $11.45220    $12.91932            0
   01/01/2008 to 12/31/2008...........  $12.91932    $ 7.14281       15,581
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       56,039
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       33,904
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,708
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       28,171
   01/01/2013 to 12/31/2013...........  $11.45130    $15.35214       12,432
   01/01/2014 to 12/31/2014...........  $15.35214    $16.66134       23,526
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.22221    $10.70056            0
   01/01/2007 to 12/31/2007...........  $10.70056    $11.13919            0
   01/01/2008 to 12/31/2008...........  $11.13919    $ 8.38953        2,464
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        2,690
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        4,006
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        1,519
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        1,530
   01/01/2013 to 12/31/2013...........  $13.86283    $13.33228          381
   01/01/2014 to 12/31/2014...........  $13.33228    $13.91962          868

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45716    $12.75677            0
   01/01/2007 to 12/31/2007...........  $12.75677    $13.69463            0
   01/01/2008 to 12/31/2008...........  $13.69463    $ 8.87094        3,583
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        7,611
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852        5,988
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        4,538
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384        3,848
   01/01/2013 to 12/31/2013...........  $14.45384    $18.10409        1,453
   01/01/2014 to 12/31/2014...........  $18.10409    $18.41149        2,315
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06858    $11.55696            0
   01/01/2007 to 12/31/2007...........  $11.55696    $13.05382            0
   01/01/2008 to 12/31/2008...........  $13.05382    $ 8.15973        3,727
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        8,768
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        6,989
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        5,292
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        6,391
   01/01/2013 to 12/31/2013...........  $12.34872    $16.56683        2,626
   01/01/2014 to 12/31/2014...........  $16.56683    $17.67384        4,935
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0
   01/01/2013 to 12/31/2013...........  $10.18849    $13.44856            0
   01/01/2014 to 12/31/2014...........  $13.44856    $14.54628            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07117    $11.58488            0
   01/01/2007 to 12/31/2007...........  $11.58488    $11.68066            0
   01/01/2008 to 12/31/2008...........  $11.68066    $ 7.09254        1,439
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687       28,148
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633       16,543
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083       11,234
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074       14,257
   01/01/2013 to 12/31/2013...........  $12.91074    $16.77719        6,841
   01/01/2014 to 12/31/2014...........  $16.77719    $18.92898       10,966
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99963    $10.19448            0
   01/01/2007 to 12/31/2007...........  $10.19448    $10.49408            0
   01/01/2008 to 12/31/2008...........  $10.49408    $10.55683       94,326
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554       54,281
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444       18,279
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685       16,458
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027       13,241
   01/01/2013 to 12/31/2013...........  $ 9.82027    $ 9.63721          991
   01/01/2014 to 12/31/2014...........  $ 9.63721    $ 9.45754        2,055
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.67846    $11.80784            0
   01/01/2007 to 12/31/2007...........  $11.80784    $11.95373            0
   01/01/2008 to 12/31/2008...........  $11.95373    $ 6.77336        2,956
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       17,896
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       14,503
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,103
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       12,217
   01/01/2013 to 12/31/2013...........  $12.45694    $17.36010        5,910
   01/01/2014 to 12/31/2014...........  $17.36010    $19.46415        9,441

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
   01/01/2013 to 12/31/2013...........  $10.36040    $ 9.87920            0
   01/01/2014 to 12/31/2014...........  $ 9.87920    $10.19441            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.38451    $12.66399            0
   01/01/2007 to 12/31/2007...........  $12.66399    $15.18589            0
   01/01/2008 to 12/31/2008...........  $15.18589    $ 8.46708       14,630
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443       42,729
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848       28,666
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037       20,588
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812       23,979
   01/01/2013 to 12/31/2013...........  $14.98812    $19.50534       11,680
   01/01/2014 to 12/31/2014...........  $19.50534    $20.66130       18,895
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52092    $10.88374            0
   01/01/2007 to 12/31/2007...........  $10.88374    $12.67848            0
   01/01/2008 to 12/31/2008...........  $12.67848    $ 7.14915        4,676
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       16,244
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       12,972
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       33,604
   01/01/2013 to 12/31/2013...........  $10.30845    $12.02970       16,474
   01/01/2014 to 12/31/2014...........  $12.02970    $12.41205       27,101
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843        1,933
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       16,312
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854        5,348
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304        3,318
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663        4,708
   01/01/2013 to 12/31/2013...........  $ 9.88663    $ 9.72394          710
   01/01/2014 to 12/31/2014...........  $ 9.72394    $ 9.09576        1,663
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04974    $10.22695            0
   01/01/2007 to 12/31/2007...........  $10.22695    $10.71750            0
   01/01/2008 to 12/31/2008...........  $10.71750    $10.63495       19,268
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428       41,221
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999       18,507
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036       19,340
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290       19,762
   01/01/2013 to 12/31/2013...........  $12.09290    $11.60948          422
   01/01/2014 to 12/31/2014...........  $11.60948    $11.38187          693
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97111    $10.28859            0
   01/01/2007 to 12/31/2007...........  $10.28859    $10.93452            0
   01/01/2008 to 12/31/2008...........  $10.93452    $10.48811       31,330
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359       31,097
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844       20,172
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777       21,424
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245       21,874
   01/01/2013 to 12/31/2013...........  $13.77245    $13.26724        3,916
   01/01/2014 to 12/31/2014...........  $13.26724    $13.57074        9,526

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.20074    $10.63282       33,620
   01/01/2007 to 12/31/2007...........  $10.63282    $11.34340      192,633
   01/01/2008 to 12/31/2008...........  $11.34340    $ 8.96271      449,801
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805      571,094
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      532,128
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      569,993
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      539,869
   01/01/2013 to 12/31/2013...........  $12.29917    $13.18173      476,198
   01/01/2014 to 12/31/2014...........  $13.18173    $13.68306      453,085
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
   01/01/2013 to 12/31/2013...........  $10.58122    $10.14377            0
   01/01/2014 to 12/31/2014...........  $10.14377    $10.55797            0
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16637    $10.46392      160,806
   01/01/2007 to 12/31/2007...........  $10.46392    $11.44013      410,282
   01/01/2008 to 12/31/2008...........  $11.44013    $ 6.65616      642,820
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      589,986
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      493,311
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      472,345
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      433,588
   01/01/2013 to 12/31/2013...........  $ 9.80252    $11.25762      368,837
   01/01/2014 to 12/31/2014...........  $11.25762    $12.06381      401,923
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65212    $11.47106            0
   01/01/2007 to 12/31/2007...........  $11.47106    $11.49052            0
   01/01/2008 to 12/31/2008...........  $11.49052    $ 6.91030        5,311
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135       10,516
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751        4,285
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038        4,080
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111        4,718
   01/01/2013 to 12/31/2013...........  $11.04111    $14.34896        2,347
   01/01/2014 to 12/31/2014...........  $14.34896    $16.50528        2,632
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0
   01/01/2013 to 12/31/2013...........  $ 9.86852    $11.85371            0
   01/01/2014 to 12/31/2014...........  $11.85371    $12.38895            0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582       41,079
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278       91,896
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608       50,495
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046       54,420
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351       57,843
   01/01/2013 to 12/31/2013...........  $10.17351    $11.22577       25,721
   01/01/2014 to 12/31/2014...........  $11.22577    $11.58269       43,913
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783       24,912
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       51,339
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197       31,889
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898       31,999
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832       32,967
   01/01/2013 to 12/31/2013...........  $10.17832    $11.79258       22,243
   01/01/2014 to 12/31/2014...........  $11.79258    $12.20139       44,352

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48067    $11.08163            0
   01/01/2007 to 12/31/2007...........  $11.08163    $11.84385       10,279
   01/01/2008 to 12/31/2008...........  $11.84385    $ 8.11373       62,844
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       69,894
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210       55,900
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553       57,513
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210       52,320
   01/01/2013 to 12/31/2013...........  $11.51210    $12.92428       29,938
   01/01/2014 to 12/31/2014...........  $12.92428    $13.06839       43,167
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.19699    $12.11939            0
   01/01/2007 to 12/31/2007...........  $12.11939    $13.22558            0
   01/01/2008 to 12/31/2008...........  $13.22558    $ 7.25607        1,509
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657        5,695
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759        4,281
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,701
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       16,108
   01/01/2013 to 12/31/2013...........  $12.34599    $17.06049        8,268
   01/01/2014 to 12/31/2014...........  $17.06049    $17.56956       13,198
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90494    $ 9.89897            0
   01/01/2007 to 12/31/2007...........  $ 9.89897    $10.40798            0
   01/01/2008 to 12/31/2008...........  $10.40798    $ 6.63894        2,891
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        7,195
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        5,573
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        5,908
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        5,867
   01/01/2013 to 12/31/2013...........  $12.49402    $16.57375        2,578
   01/01/2014 to 12/31/2014...........  $16.57375    $16.88587        4,657
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.97289    $12.51865            0
   01/01/2007 to 12/31/2007...........  $12.51865    $11.59499            0
   01/01/2008 to 12/31/2008...........  $11.59499    $ 7.99717        1,428
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698       49,384
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368       32,174
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136       21,942
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554       26,348
   01/01/2013 to 12/31/2013...........  $13.18554    $17.77929       12,595
   01/01/2014 to 12/31/2014...........  $17.77929    $18.36690       20,189
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71510    $11.41015            0
   01/01/2007 to 12/31/2007...........  $11.41015    $11.90429      216,312
   01/01/2008 to 12/31/2008...........  $11.90429    $ 8.65127      350,657
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      325,608
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      283,411
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      276,802
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      244,233
   01/01/2013 to 12/31/2013...........  $12.85936    $14.74391      195,852
   01/01/2014 to 12/31/2014...........  $14.74391    $15.31972      213,500

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03110    $12.25615            0
   01/01/2007 to 12/31/2007...........  $12.25615    $11.59745            0
   01/01/2008 to 12/31/2008...........  $11.59745    $ 6.61400        1,700
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515        9,760
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968        6,217
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982        5,409
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807        5,686
   01/01/2013 to 12/31/2013...........  $ 9.91807    $12.62254        2,050
   01/01/2014 to 12/31/2014...........  $12.62254    $13.31219        4,488
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93997    $10.45186            0
   01/01/2007 to 12/31/2007...........  $10.45186    $11.10054            0
   01/01/2008 to 12/31/2008...........  $11.10054    $ 6.47415       12,329
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       29,435
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       16,781
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       12,712
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       10,860
   01/01/2013 to 12/31/2013...........  $12.32839    $17.42511        5,552
   01/01/2014 to 12/31/2014...........  $17.42511    $18.52728        8,365
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.77422    $13.32198            0
   01/01/2007 to 12/31/2007...........  $13.32198    $18.36788            0
   01/01/2008 to 12/31/2008...........  $18.36788    $ 9.01490       30,349
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       89,197
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       60,070
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       42,405
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       51,693
   01/01/2013 to 12/31/2013...........  $13.26007    $15.01427       20,011
   01/01/2014 to 12/31/2014...........  $15.01427    $13.50228       37,408
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.55493    $ 9.83592            0
   01/01/2007 to 12/31/2007...........  $ 9.83592    $10.58257            0
   01/01/2008 to 12/31/2008...........  $10.58257    $10.13233        6,502
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        5,761
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        3,971
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        3,893
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        4,144
   01/01/2013 to 12/31/2013...........  $12.20681    $11.52960          558
   01/01/2014 to 12/31/2014...........  $11.52960    $11.37747        1,194
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63747    $11.34830            0
   01/01/2007 to 12/31/2007...........  $11.34830    $12.20009            0
   01/01/2008 to 12/31/2008...........  $12.20009    $ 6.90477       69,425
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257      141,530
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       88,029
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       79,563
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       87,625
   01/01/2013 to 12/31/2013...........  $10.10482    $11.94966       45,418
   01/01/2014 to 12/31/2014...........  $11.94966    $12.37239       94,329

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99845    $ 9.97679            0
   01/01/2008 to 12/31/2008...........  $ 9.97679    $ 9.28052        9,674
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667        2,874
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520        1,992
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085        1,955
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431        2,190
   01/01/2013 to 12/31/2013...........  $11.84431    $11.44990          896
   01/01/2014 to 12/31/2014...........  $11.44990    $12.04510        1,650
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       45,571
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640       95,074
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945       88,928
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880       87,969
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.95%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $12.22943       595,052
   01/01/2010 to 12/31/2010...........  $12.22943    $13.43083     1,021,433
   01/01/2011 to 12/31/2011...........  $13.43083    $12.82397       828,559
   01/01/2012 to 12/31/2012...........  $12.82397    $14.15903       950,321
   01/01/2013 to 12/31/2013...........  $14.15903    $15.27338       900,982
   01/01/2014 to 12/31/2014...........  $15.27338    $15.55329       839,280
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03706    $12.42655       372,398
   01/01/2010 to 12/31/2010...........  $12.42655    $13.85960       564,010
   01/01/2011 to 12/31/2011...........  $13.85960    $13.61010       468,521
   01/01/2012 to 12/31/2012...........  $13.61010    $15.17148       548,458
   01/01/2013 to 12/31/2013...........  $15.17148    $17.34521       559,457
   01/01/2014 to 12/31/2014...........  $17.34521    $18.05257       509,860
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07572    $12.47459        30,817
   01/01/2010 to 12/31/2010...........  $12.47459    $13.93020        41,386
   01/01/2011 to 12/31/2011...........  $13.93020    $14.15216        38,242
   01/01/2012 to 05/04/2012...........  $14.15216    $15.36293             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02354    $12.05401     1,006,959
   01/01/2010 to 12/31/2010...........  $12.05401    $13.27946     1,632,326
   01/01/2011 to 12/31/2011...........  $13.27946    $12.86748     1,415,567
   01/01/2012 to 12/31/2012...........  $12.86748    $14.19558     1,512,240
   01/01/2013 to 12/31/2013...........  $14.19558    $16.38146     1,444,304
   01/01/2014 to 12/31/2014...........  $16.38146    $17.11604     1,395,425
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 9.15050        15,934
   01/01/2012 to 12/31/2012...........  $ 9.15050    $10.04289         3,546
   01/01/2013 to 12/31/2013...........  $10.04289    $10.92007        12,884
   01/01/2014 to 12/31/2014...........  $10.92007    $11.23543        14,655
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99841    $10.48099         8,824
   01/01/2014 to 12/31/2014...........  $10.48099    $10.64840         8,748
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.93825    $ 9.61926             0
   01/01/2010 to 12/31/2010...........  $ 9.61926    $10.43325             0
   01/01/2011 to 12/31/2011...........  $10.43325    $11.22044             0
   01/01/2012 to 12/31/2012...........  $11.22044    $11.46376             0
   01/01/2013 to 12/31/2013...........  $11.46376    $11.16721             0
   01/01/2014 to 12/31/2014...........  $11.16721    $11.00418             0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $ 9.92268    $ 9.68544             0
   01/01/2010 to 12/31/2010...........  $ 9.68544    $10.56279             0
   01/01/2011 to 12/31/2011...........  $10.56279    $11.76803             0
   01/01/2012 to 12/31/2012...........  $11.76803    $12.20245             0
   01/01/2013 to 12/31/2013...........  $12.20245    $11.59285             0
   01/01/2014 to 12/31/2014...........  $11.59285    $11.67372             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $ 9.90545    $ 9.58605             0
   01/01/2010 to 12/31/2010...........  $ 9.58605    $10.47099             0
   01/01/2011 to 12/31/2011...........  $10.47099    $11.91160             0
   01/01/2012 to 12/31/2012...........  $11.91160    $12.36802             0
   01/01/2013 to 12/31/2013...........  $12.36802    $11.54539             0
   01/01/2014 to 12/31/2014...........  $11.54539    $11.80751             0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.88417    $ 9.26066             0
   01/01/2010 to 12/31/2010...........  $ 9.26066    $10.15943             0
   01/01/2011 to 12/31/2011...........  $10.15943    $11.82650             0
   01/01/2012 to 12/31/2012...........  $11.82650    $12.33296             0
   01/01/2013 to 12/31/2013...........  $12.33296    $11.30886             0
   01/01/2014 to 12/31/2014...........  $11.30886    $11.77580             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99788    $10.99580             0
   01/01/2011 to 12/31/2011...........  $10.99580    $12.97540             0
   01/01/2012 to 12/31/2012...........  $12.97540    $13.59152             0
   01/01/2013 to 12/31/2013...........  $13.59152    $12.39824             0
   01/01/2014 to 12/31/2014...........  $12.39824    $13.09509             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99841    $12.00688             0
   01/01/2012 to 12/31/2012...........  $12.00688    $12.46547             0
   01/01/2013 to 12/31/2013...........  $12.46547    $11.03543             0
   01/01/2014 to 12/31/2014...........  $11.03543    $11.94680             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99789    $10.38704             0
   01/01/2013 to 12/31/2013...........  $10.38704    $ 9.14921             0
   01/01/2014 to 12/31/2014...........  $ 9.14921    $10.10668             0
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99894    $ 8.73945             0
   01/01/2014 to 12/31/2014...........  $ 8.73945    $ 9.82307             0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99894    $11.28985             0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14518    $10.29678         8,334
   01/01/2010 to 12/31/2010...........  $10.29678    $11.48598        21,000
   01/01/2011 to 12/31/2011...........  $11.48598    $10.60504        14,155
   01/01/2012 to 12/31/2012...........  $10.60504    $11.77847        22,666
   01/01/2013 to 12/31/2013...........  $11.77847    $15.18447        32,822
   01/01/2014 to 12/31/2014...........  $15.18447    $16.42292        25,594
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03884    $12.32315       913,717
   01/01/2010 to 12/31/2010...........  $12.32315    $13.70422     1,318,792
   01/01/2011 to 12/31/2011...........  $13.70422    $13.11625       991,497
   01/01/2012 to 12/31/2012...........  $13.11625    $14.63036     1,179,396
   01/01/2013 to 12/31/2013...........  $14.63036    $17.60529     1,214,857
   01/01/2014 to 12/31/2014...........  $17.60529    $18.47645     1,209,625
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99841    $11.63640         2,132
   01/01/2014 to 12/31/2014...........  $11.63640    $12.96723         1,869

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.61486    $14.52687       11,348
   01/01/2010 to 12/31/2010...........  $14.52687    $18.33755       14,638
   01/01/2011 to 12/31/2011...........  $18.33755    $19.17281        8,818
   01/01/2012 to 12/31/2012...........  $19.17281    $21.69183        9,357
   01/01/2013 to 12/31/2013...........  $21.69183    $21.94358       16,861
   01/01/2014 to 12/31/2014...........  $21.94358    $28.17786       18,488
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99841    $ 9.67177            0
   01/01/2014 to 12/31/2014...........  $ 9.67177    $ 9.97082            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01321    $12.30994      248,232
   01/01/2010 to 12/31/2010...........  $12.30994    $13.80890      457,611
   01/01/2011 to 12/31/2011...........  $13.80890    $13.34133      398,299
   01/01/2012 to 12/31/2012...........  $13.34133    $14.47747      430,537
   01/01/2013 to 12/31/2013...........  $14.47747    $16.29666      384,413
   01/01/2014 to 12/31/2014...........  $16.29666    $16.48864      349,365
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02694    $11.98361       71,930
   01/01/2010 to 12/31/2010...........  $11.98361    $13.32052      133,699
   01/01/2011 to 12/31/2011...........  $13.32052    $12.74316       91,820
   01/01/2012 to 12/31/2012...........  $12.74316    $14.20334      132,362
   01/01/2013 to 12/31/2013...........  $14.20334    $16.60998      151,813
   01/01/2014 to 12/31/2014...........  $16.60998    $17.22400      146,990
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.72870      619,637
   01/01/2013 to 12/31/2013...........  $10.72870    $13.09882      650,833
   01/01/2014 to 12/31/2014...........  $13.09882    $13.25657      603,112
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99841    $10.79692       28,746
   01/01/2014 to 12/31/2014...........  $10.79692    $10.86146       31,040
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.85947    $13.95016        3,523
   01/01/2010 to 12/31/2010...........  $13.95016    $16.44739        6,662
   01/01/2011 to 12/31/2011...........  $16.44739    $15.32029        4,661
   01/01/2012 to 12/31/2012...........  $15.32029    $19.05468        5,526
   01/01/2013 to 12/31/2013...........  $19.05468    $19.50272       11,710
   01/01/2014 to 12/31/2014...........  $19.50272    $21.79318        5,006
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04667    $12.85313       15,357
   01/01/2010 to 12/31/2010...........  $12.85313    $13.90429       27,247
   01/01/2011 to 12/31/2011...........  $13.90429    $13.09897       21,637
   01/01/2012 to 12/31/2012...........  $13.09897    $15.38733       23,054
   01/01/2013 to 12/31/2013...........  $15.38733    $19.58170       22,279
   01/01/2014 to 02/07/2014...........  $19.58170    $19.25852            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12468    $12.21751       70,714
   01/01/2010 to 12/31/2010...........  $12.21751    $13.52811       82,066
   01/01/2011 to 12/31/2011...........  $13.52811    $12.53734       47,798
   01/01/2012 to 12/31/2012...........  $12.53734    $14.71569       46,389
   01/01/2013 to 12/31/2013...........  $14.71569    $19.27594       46,958
   01/01/2014 to 12/31/2014...........  $19.27594    $21.39027       44,082

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05971    $13.49906        26,343
   01/01/2010 to 12/31/2010...........  $13.49906    $15.86600        43,391
   01/01/2011 to 12/31/2011...........  $15.86600    $15.09953        35,555
   01/01/2012 to 12/31/2012...........  $15.09953    $17.71525        39,905
   01/01/2013 to 12/31/2013...........  $17.71525    $22.97023        47,316
   01/01/2014 to 12/31/2014...........  $22.97023    $25.12814        36,624
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $11.87199       282,056
   01/01/2010 to 12/31/2010...........  $11.87199    $12.99556       511,352
   01/01/2011 to 12/31/2011...........  $12.99556    $12.68275       467,260
   01/01/2012 to 12/31/2012...........  $12.68275    $13.69989       498,575
   01/01/2013 to 12/31/2013...........  $13.69989    $14.75766       412,899
   01/01/2014 to 12/31/2014...........  $14.75766    $15.06034       399,827
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.95325    $12.77276        46,093
   01/01/2010 to 12/31/2010...........  $12.77276    $15.88201        53,748
   01/01/2011 to 12/31/2011...........  $15.88201    $15.78149        40,426
   01/01/2012 to 12/31/2012...........  $15.78149    $17.90792        41,625
   01/01/2013 to 12/31/2013...........  $17.90792    $24.38308        49,386
   01/01/2014 to 12/31/2014...........  $24.38308    $25.63821        39,733
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.09832    $12.77034         7,607
   01/01/2010 to 12/31/2010...........  $12.77034    $14.08474         7,583
   01/01/2011 to 12/31/2011...........  $14.08474    $13.74775         4,514
   01/01/2012 to 12/31/2012...........  $13.74775    $15.29152         4,483
   01/01/2013 to 12/31/2013...........  $15.29152    $20.19327         4,695
   01/01/2014 to 12/31/2014...........  $20.19327    $20.11564         9,506
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01714    $12.52966        25,746
   01/01/2010 to 12/31/2010...........  $12.52966    $13.94919        31,564
   01/01/2011 to 12/31/2011...........  $13.94919    $14.11698        30,928
   01/01/2012 to 12/31/2012...........  $14.11698    $15.76773        36,287
   01/01/2013 to 12/31/2013...........  $15.76773    $16.57675        34,149
   01/01/2014 to 12/31/2014...........  $16.57675    $16.67561        35,362
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.14326    $13.28533         3,647
   01/01/2010 to 12/31/2010...........  $13.28533    $14.92060         7,775
   01/01/2011 to 12/31/2011...........  $14.92060    $12.74401         7,548
   01/01/2012 to 12/31/2012...........  $12.74401    $15.04565         7,775
   01/01/2013 to 12/31/2013...........  $15.04565    $17.57026         5,459
   01/01/2014 to 12/31/2014...........  $17.57026    $16.28200         5,455
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.11776    $13.11671         8,314
   01/01/2010 to 12/31/2010...........  $13.11671    $14.29181        20,080
   01/01/2011 to 12/31/2011...........  $14.29181    $12.25942        16,831
   01/01/2012 to 12/31/2012...........  $12.25942    $14.02985        16,449
   01/01/2013 to 12/31/2013...........  $14.02985    $16.44049        12,897
   01/01/2014 to 12/31/2014...........  $16.44049    $15.04489        12,928
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98134    $10.85750             0
   01/01/2010 to 12/31/2010...........  $10.85750    $11.80119             4
   01/01/2011 to 12/31/2011...........  $11.80119    $13.01645     2,156,130
   01/01/2012 to 12/31/2012...........  $13.01645    $13.96741       802,828
   01/01/2013 to 12/31/2013...........  $13.96741    $13.26421       169,296
   01/01/2014 to 12/31/2014...........  $13.26421    $13.88604       185,952

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04108    $12.26108      156,056
   01/01/2010 to 12/31/2010...........  $12.26108    $13.68833      290,961
   01/01/2011 to 12/31/2011...........  $13.68833    $13.35045      254,430
   01/01/2012 to 12/31/2012...........  $13.35045    $14.87346      264,463
   01/01/2013 to 12/31/2013...........  $14.87346    $16.96442      258,815
   01/01/2014 to 12/31/2014...........  $16.96442    $17.69896      251,338
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12742    $13.60349       62,037
   01/01/2010 to 12/31/2010...........  $13.60349    $14.30022       83,132
   01/01/2011 to 12/31/2011...........  $14.30022    $12.74350       59,596
   01/01/2012 to 12/31/2012...........  $12.74350    $15.23803       64,202
   01/01/2013 to 12/31/2013...........  $15.23803    $17.24255       71,266
   01/01/2014 to 12/31/2014...........  $17.24255    $15.83614       62,436
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07983    $11.67943      200,326
   01/01/2010 to 12/31/2010...........  $11.67943    $12.29454      198,793
   01/01/2011 to 12/31/2011...........  $12.29454    $12.08786      153,414
   01/01/2012 to 12/31/2012...........  $12.08786    $13.12718      198,892
   01/01/2013 to 12/31/2013...........  $13.12718    $14.29659      173,040
   01/01/2014 to 12/31/2014...........  $14.29659    $14.78733      156,047
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08380    $10.28698            0
   01/01/2010 to 12/31/2010...........  $10.28698    $11.23222       12,805
   01/01/2011 to 12/31/2011...........  $11.23222    $11.09062       11,847
   01/01/2012 to 12/31/2012...........  $11.09062    $12.53028       21,641
   01/01/2013 to 12/31/2013...........  $12.53028    $16.77603       17,742
   01/01/2014 to 12/31/2014...........  $16.77603    $18.01909       13,096
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06270    $12.74667        8,054
   01/01/2010 to 12/31/2010...........  $12.74667    $14.14819       17,023
   01/01/2011 to 12/31/2011...........  $14.14819    $13.29726       13,999
   01/01/2012 to 12/31/2012...........  $13.29726    $15.24503       12,640
   01/01/2013 to 12/31/2013...........  $15.24503    $20.91410       11,978
   01/01/2014 to 12/31/2014...........  $20.91410    $23.33405       12,854
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00733    $12.72864       26,187
   01/01/2010 to 12/31/2010...........  $12.72864    $14.95140       49,095
   01/01/2011 to 12/31/2011...........  $14.95140    $14.53184       33,718
   01/01/2012 to 12/31/2012...........  $14.53184    $16.00178       35,308
   01/01/2013 to 12/31/2013...........  $16.00178    $21.44225       33,305
   01/01/2014 to 12/31/2014...........  $21.44225    $23.25943       54,038
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03391    $12.09710       25,052
   01/01/2010 to 12/31/2010...........  $12.09710    $13.45763       42,083
   01/01/2011 to 12/31/2011...........  $13.45763    $14.54337       33,031
   01/01/2012 to 12/31/2012...........  $14.54337    $15.11073       40,038
   01/01/2013 to 12/31/2013...........  $15.11073    $14.52525       36,660
   01/01/2014 to 12/31/2014...........  $14.52525    $15.15769       36,460
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07246    $13.37974       44,276
   01/01/2010 to 12/31/2010...........  $13.37974    $14.70491       51,774
   01/01/2011 to 12/31/2011...........  $14.70491    $13.97222       31,882
   01/01/2012 to 12/31/2012...........  $13.97222    $16.86736       42,625
   01/01/2013 to 12/31/2013...........  $16.86736    $21.11684       32,729
   01/01/2014 to 12/31/2014...........  $21.11684    $21.46497       40,943

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02825    $12.16473       10,629
   01/01/2010 to 12/31/2010...........  $12.16473    $13.45761       15,031
   01/01/2011 to 12/31/2011...........  $13.45761    $13.12223       10,603
   01/01/2012 to 12/31/2012...........  $13.12223    $15.06982       11,495
   01/01/2013 to 12/31/2013...........  $15.06982    $20.20752       10,572
   01/01/2014 to 12/31/2014...........  $20.20752    $21.54740       13,209
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99842    $10.18671        1,323
   01/01/2013 to 12/31/2013...........  $10.18671    $13.43964        2,060
   01/01/2014 to 12/31/2014...........  $13.43964    $14.52945        3,359
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98590    $13.24524       13,122
   01/01/2010 to 12/31/2010...........  $13.24524    $16.05923       20,689
   01/01/2011 to 12/31/2011...........  $16.05923    $15.20886       18,500
   01/01/2012 to 12/31/2012...........  $15.20886    $17.66406       18,316
   01/01/2013 to 12/31/2013...........  $17.66406    $22.94256       17,445
   01/01/2014 to 12/31/2014...........  $22.94256    $25.87248       14,481
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99969    $ 9.87777       30,575
   01/01/2010 to 12/31/2010...........  $ 9.87777    $ 9.69131       52,108
   01/01/2011 to 12/31/2011...........  $ 9.69131    $ 9.50835       61,745
   01/01/2012 to 12/31/2012...........  $ 9.50835    $ 9.32702       53,311
   01/01/2013 to 12/31/2013...........  $ 9.32702    $ 9.14853       50,101
   01/01/2014 to 12/31/2014...........  $ 9.14853    $ 8.97343       43,507
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.13105    $13.73161       19,970
   01/01/2010 to 12/31/2010...........  $13.73161    $16.62562       25,525
   01/01/2011 to 12/31/2011...........  $16.62562    $15.90297       19,251
   01/01/2012 to 12/31/2012...........  $15.90297    $18.27003       19,073
   01/01/2013 to 12/31/2013...........  $18.27003    $25.44872       23,362
   01/01/2014 to 12/31/2014...........  $25.44872    $28.51908       26,726
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02832    $10.06611            0
   01/01/2012 to 12/31/2012...........  $10.06611    $10.35436            0
   01/01/2013 to 12/31/2013...........  $10.35436    $ 9.86850            0
   01/01/2014 to 12/31/2014...........  $ 9.86850    $10.17831        2,384
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97681    $12.37664       23,156
   01/01/2010 to 12/31/2010...........  $12.37664    $15.62143       23,166
   01/01/2011 to 12/31/2011...........  $15.62143    $15.58152       14,867
   01/01/2012 to 12/31/2012...........  $15.58152    $17.17555       22,955
   01/01/2013 to 12/31/2013...........  $17.17555    $22.34107       14,193
   01/01/2014 to 12/31/2014...........  $22.34107    $23.65350       14,605
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.93464    $12.07932        1,603
   01/01/2010 to 12/31/2010...........  $12.07932    $14.24972        5,500
   01/01/2011 to 04/29/2011...........  $14.24972    $15.96932            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.30497       56,670
   01/01/2013 to 12/31/2013...........  $10.30497    $12.01975       33,041
   01/01/2014 to 12/31/2014...........  $12.01975    $12.39565       30,755

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05442    $14.81166        26,588
   01/01/2010 to 12/31/2010...........  $14.81166    $17.76396        52,971
   01/01/2011 to 12/31/2011...........  $17.76396    $13.89229        40,979
   01/01/2012 to 12/31/2012...........  $13.89229    $16.06935        47,812
   01/01/2013 to 12/31/2013...........  $16.06935    $15.79714        54,102
   01/01/2014 to 12/31/2014...........  $15.79714    $14.76931        47,959
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99059    $10.49444        38,522
   01/01/2010 to 12/31/2010...........  $10.49444    $10.69508        80,281
   01/01/2011 to 12/31/2011...........  $10.69508    $10.72658        75,067
   01/01/2012 to 12/31/2012...........  $10.72658    $11.01506        76,371
   01/01/2013 to 12/31/2013...........  $11.01506    $10.56945        53,226
   01/01/2014 to 12/31/2014...........  $10.56945    $10.35721       114,157
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98246    $11.06240       280,956
   01/01/2010 to 12/31/2010...........  $11.06240    $11.68833       491,052
   01/01/2011 to 12/31/2011...........  $11.68833    $11.82955       440,024
   01/01/2012 to 12/31/2012...........  $11.82955    $12.68455       439,526
   01/01/2013 to 12/31/2013...........  $12.68455    $12.21330       442,225
   01/01/2014 to 12/31/2014...........  $12.21330    $12.48663       408,802
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02102    $11.61945       846,292
   01/01/2010 to 12/31/2010...........  $11.61945    $12.60207     1,589,753
   01/01/2011 to 12/31/2011...........  $12.60207    $12.48452     1,460,531
   01/01/2012 to 12/31/2012...........  $12.48452    $13.51575     1,542,621
   01/01/2013 to 12/31/2013...........  $13.51575    $14.47848     1,406,513
   01/01/2014 to 12/31/2014...........  $14.47848    $15.02176     1,304,560
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01833    $10.06597             0
   01/01/2012 to 12/31/2012...........  $10.06597    $10.57501            26
   01/01/2013 to 12/31/2013...........  $10.57501    $10.13283            15
   01/01/2014 to 12/31/2014...........  $10.13283    $10.54139            15
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98521    $12.16947       658,291
   01/01/2010 to 12/31/2010...........  $12.16947    $14.20708       903,054
   01/01/2011 to 12/31/2011...........  $14.20708    $13.06962       623,059
   01/01/2012 to 12/31/2012...........  $13.06962    $14.47559       799,912
   01/01/2013 to 12/31/2013...........  $14.47559    $16.61628       857,931
   01/01/2014 to 12/31/2014...........  $16.61628    $17.79750       783,921
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07719    $12.82018         5,784
   01/01/2010 to 12/31/2010...........  $12.82018    $14.46757        17,550
   01/01/2011 to 12/31/2011...........  $14.46757    $14.68191        15,660
   01/01/2012 to 12/31/2012...........  $14.68191    $17.10866        16,612
   01/01/2013 to 12/31/2013...........  $17.10866    $22.22337        16,803
   01/01/2014 to 12/31/2014...........  $22.22337    $25.55053        18,184
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 8.88392             0
   01/01/2012 to 12/31/2012...........  $ 8.88392    $ 9.86031             0
   01/01/2013 to 12/31/2013...........  $ 9.86031    $11.83798         4,154
   01/01/2014 to 12/31/2014...........  $11.83798    $12.36636         4,154

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03990    $11.95029      419,372
   01/01/2010 to 12/31/2010...........  $11.95029    $13.11882      591,941
   01/01/2011 to 12/31/2011...........  $13.11882    $12.63456      533,989
   01/01/2012 to 12/31/2012...........  $12.63456    $13.66670      570,648
   01/01/2013 to 12/31/2013...........  $13.66670    $15.07275      512,829
   01/01/2014 to 12/31/2014...........  $15.07275    $15.54433      487,552
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05245    $12.35611      285,213
   01/01/2010 to 12/31/2010...........  $12.35611    $13.85815      433,340
   01/01/2011 to 12/31/2011...........  $13.85815    $13.26883      316,671
   01/01/2012 to 12/31/2012...........  $13.26883    $15.08440      408,720
   01/01/2013 to 12/31/2013...........  $15.08440    $17.46806      479,012
   01/01/2014 to 12/31/2014...........  $17.46806    $18.06478      471,137
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.08085    $12.39836      328,381
   01/01/2010 to 12/31/2010...........  $12.39836    $13.59785      608,087
   01/01/2011 to 12/31/2011...........  $13.59785    $12.88722      473,917
   01/01/2012 to 12/31/2012...........  $12.88722    $14.04822      562,169
   01/01/2013 to 12/31/2013...........  $14.04822    $15.76382      551,864
   01/01/2014 to 12/31/2014...........  $15.76382    $15.93171      503,100
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98067    $12.99734        4,658
   01/01/2010 to 12/31/2010...........  $12.99734    $16.89809        8,552
   01/01/2011 to 12/31/2011...........  $16.89809    $14.40189       11,920
   01/01/2012 to 12/31/2012...........  $14.40189    $16.96161       15,932
   01/01/2013 to 12/31/2013...........  $16.96161    $23.42720       14,048
   01/01/2014 to 12/31/2014...........  $23.42720    $24.11445       13,693
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00835    $13.14833        9,922
   01/01/2010 to 12/31/2010...........  $13.14833    $17.59375       13,981
   01/01/2011 to 12/31/2011...........  $17.59375    $17.08879       13,405
   01/01/2012 to 12/31/2012...........  $17.08879    $18.80226       14,845
   01/01/2013 to 12/31/2013...........  $18.80226    $24.92978       17,292
   01/01/2014 to 12/31/2014...........  $24.92978    $25.38680       11,199
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97563    $12.95541        6,006
   01/01/2010 to 12/31/2010...........  $12.95541    $16.01106       10,614
   01/01/2011 to 12/31/2011...........  $16.01106    $14.76666       10,380
   01/01/2012 to 12/31/2012...........  $14.76666    $17.11423       10,064
   01/01/2013 to 12/31/2013...........  $17.11423    $23.06551        9,095
   01/01/2014 to 12/31/2014...........  $23.06551    $23.81628        8,323
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03838    $12.15888      368,531
   01/01/2010 to 12/31/2010...........  $12.15888    $13.30202      654,745
   01/01/2011 to 12/31/2011...........  $13.30202    $13.30691      577,571
   01/01/2012 to 12/31/2012...........  $13.30691    $14.81356      658,726
   01/01/2013 to 12/31/2013...........  $14.81356    $16.97618      743,510
   01/01/2014 to 12/31/2014...........  $16.97618    $17.63046      682,957
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.10014    $12.91774       11,031
   01/01/2010 to 12/31/2010...........  $12.91774    $14.34884       21,374
   01/01/2011 to 12/31/2011...........  $14.34884    $13.84402       19,893
   01/01/2012 to 12/31/2012...........  $13.84402    $15.92130       21,274
   01/01/2013 to 12/31/2013...........  $15.92130    $20.25283       26,312
   01/01/2014 to 12/31/2014...........  $20.25283    $21.34885       26,286

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98699    $13.17447       66,081
   01/01/2010 to 12/31/2010...........  $13.17447    $14.96577       69,563
   01/01/2011 to 12/31/2011...........  $14.96577    $14.43104       46,578
   01/01/2012 to 12/31/2012...........  $14.43104    $16.64347       51,692
   01/01/2013 to 12/31/2013...........  $16.64347    $23.51273       65,622
   01/01/2014 to 12/31/2014...........  $23.51273    $24.98767       65,013
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.30108    $13.76951       57,611
   01/01/2010 to 12/31/2010...........  $13.76951    $16.26883       70,128
   01/01/2011 to 12/31/2011...........  $16.26883    $13.57744       48,741
   01/01/2012 to 12/31/2012...........  $13.57744    $13.79902       55,958
   01/01/2013 to 12/31/2013...........  $13.79902    $15.61693       54,543
   01/01/2014 to 12/31/2014...........  $15.61693    $14.03743       49,884
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01739    $11.11682       22,895
   01/01/2010 to 12/31/2010...........  $11.11682    $11.53051       56,304
   01/01/2011 to 12/31/2011...........  $11.53051    $11.77677       57,649
   01/01/2012 to 12/31/2012...........  $11.77677    $12.15478       50,307
   01/01/2013 to 12/31/2013...........  $12.15478    $11.47475       46,980
   01/01/2014 to 12/31/2014...........  $11.47475    $11.31784       46,357
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06178    $12.77693       28,449
   01/01/2010 to 12/31/2010...........  $12.77693    $14.36696       56,592
   01/01/2011 to 12/31/2011...........  $14.36696    $13.60557       48,584
   01/01/2012 to 12/31/2012...........  $13.60557    $14.81394       67,812
   01/01/2013 to 12/31/2013...........  $14.81394    $17.50990       93,163
   01/01/2014 to 12/31/2014...........  $17.50990    $18.12031      123,736
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98914    $10.76877       62,252
   01/01/2010 to 12/31/2010...........  $10.76877    $11.38650      117,168
   01/01/2011 to 12/31/2011...........  $11.38650    $11.84188       83,596
   01/01/2012 to 12/31/2012...........  $11.84188    $12.52719       94,529
   01/01/2013 to 12/31/2013...........  $12.52719    $12.10414      111,790
   01/01/2014 to 12/31/2014...........  $12.10414    $12.72711      140,733
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $10.07065    $12.83927      262,871
   01/01/2010 to 12/31/2010...........  $12.83927    $13.88351      456,344
   01/01/2011 to 12/31/2011...........  $13.88351    $13.39083      349,721
   01/01/2012 to 09/21/2012...........  $13.39083    $14.97302            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.00%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.08486    $ 7.85173     5,156,548
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274     5,429,944
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792     5,196,651
   01/01/2011 to 12/31/2011...........  $10.50792    $10.02826     4,502,954
   01/01/2012 to 12/31/2012...........  $10.02826    $11.06682     4,179,497
   01/01/2013 to 12/31/2013...........  $11.06682    $11.93203     3,714,936
   01/01/2014 to 12/31/2014...........  $11.93203    $12.14478     3,424,166
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.91313    $ 7.85527     1,511,014
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908     2,166,656
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459     2,247,302
   01/01/2011 to 12/31/2011...........  $10.83459    $10.63439     1,860,010
   01/01/2012 to 12/31/2012...........  $10.63439    $11.84857     1,996,758
   01/01/2013 to 12/31/2013...........  $11.84857    $13.53958     2,019,006
   01/01/2014 to 12/31/2014...........  $13.53958    $14.08485     1,892,904
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.71895    $ 7.39638        77,951
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022        93,171
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202        88,459
   01/01/2011 to 12/31/2011...........  $ 9.53202    $ 9.67915        85,223
   01/01/2012 to 05/04/2012...........  $ 9.67915    $10.50550             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10090    $ 8.12177     2,749,996
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762     5,945,452
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044     5,652,783
   01/01/2011 to 12/31/2011...........  $10.81044    $10.46997     5,046,150
   01/01/2012 to 12/31/2012...........  $10.46997    $11.54487     4,764,301
   01/01/2013 to 12/31/2013...........  $11.54487    $13.31596     4,304,492
   01/01/2014 to 12/31/2014...........  $13.31596    $13.90632     4,000,044
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99783    $ 9.14700     2,561,870
   01/01/2012 to 12/31/2012...........  $ 9.14700    $10.03408     2,379,956
   01/01/2013 to 12/31/2013...........  $10.03408    $10.90494     2,212,214
   01/01/2014 to 12/31/2014...........  $10.90494    $11.21444     2,015,807
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $10.47749        26,572
   01/01/2014 to 12/31/2014...........  $10.47749    $10.63953        36,666
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266             0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987             0
   01/01/2011 to 12/31/2011...........  $10.14987    $10.91038             0
   01/01/2012 to 12/31/2012...........  $10.91038    $11.14161             0
   01/01/2013 to 12/31/2013...........  $11.14161    $10.84804             0
   01/01/2014 to 12/31/2014...........  $10.84804    $10.68438             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642       62,697
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804       84,267
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476       34,821
   01/01/2011 to 12/31/2011...........  $12.06476    $13.43484       16,829
   01/01/2012 to 12/31/2012...........  $13.43484    $13.92390       13,819
   01/01/2013 to 12/31/2013...........  $13.92390    $13.22183       11,840
   01/01/2014 to 12/31/2014...........  $13.22183    $13.30767        6,204
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513       91,073
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579       85,471
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948       65,479
   01/01/2011 to 12/31/2011...........  $11.93948    $13.57548       53,824
   01/01/2012 to 12/31/2012...........  $13.57548    $14.08871       36,382
   01/01/2013 to 12/31/2013...........  $14.08871    $13.14508       32,317
   01/01/2014 to 12/31/2014...........  $13.14508    $13.43680        7,974
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441        7,864
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130       76,880
   01/01/2011 to 12/31/2011...........  $ 9.62130    $11.19462       26,646
   01/01/2012 to 12/31/2012...........  $11.19462    $11.66835            0
   01/01/2013 to 12/31/2013...........  $11.66835    $10.69415            0
   01/01/2014 to 12/31/2014...........  $10.69415    $11.13020            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032      105,601
   01/01/2011 to 12/31/2011...........  $10.99032    $12.96252       48,721
   01/01/2012 to 12/31/2012...........  $12.96252    $13.57145        6,233
   01/01/2013 to 12/31/2013...........  $13.57145    $12.37384            0
   01/01/2014 to 12/31/2014...........  $12.37384    $13.06296            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99837    $12.00089       82,356
   01/01/2012 to 12/31/2012...........  $12.00089    $12.45321       94,433
   01/01/2013 to 12/31/2013...........  $12.45321    $11.01920            0
   01/01/2014 to 12/31/2014...........  $11.01920    $11.92330          507
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99784    $10.38193       88,302
   01/01/2013 to 12/31/2013...........  $10.38193    $ 9.14025      205,462
   01/01/2014 to 12/31/2014...........  $ 9.14025    $10.09182      108,397
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99891    $ 8.73519      114,189
   01/01/2014 to 12/31/2014...........  $ 8.73519    $ 9.81343       79,453
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99891    $11.28431       28,239
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615            0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968        3,609
   01/01/2011 to 12/31/2011...........  $11.47968    $10.59405        5,291
   01/01/2012 to 12/31/2012...........  $10.59405    $11.76047        5,622
   01/01/2013 to 12/31/2013...........  $11.76047    $15.15374        3,623
   01/01/2014 to 12/31/2014...........  $15.15374    $16.38173        3,602

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.17687    $ 7.65036     5,333,371
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019     7,061,251
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844     7,048,991
   01/01/2011 to 12/31/2011...........  $10.44844    $ 9.99527     5,733,047
   01/01/2012 to 12/31/2012...........  $ 9.99527    $11.14375     5,794,095
   01/01/2013 to 12/31/2013...........  $11.14375    $13.40316     5,561,564
   01/01/2014 to 12/31/2014...........  $13.40316    $14.05954     5,159,637
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99837    $11.63153        31,921
   01/01/2014 to 12/31/2014...........  $11.63153    $12.95539        33,950
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.64271    $ 8.02896        75,117
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472        87,073
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236        94,967
   01/01/2011 to 12/31/2011...........  $13.10236    $13.69242        82,479
   01/01/2012 to 12/31/2012...........  $13.69242    $15.48378        75,109
   01/01/2013 to 12/31/2013...........  $15.48378    $15.65571        74,990
   01/01/2014 to 12/31/2014...........  $15.65571    $20.09379        62,999
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.87462    $ 8.66249             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $ 9.66843             0
   01/01/2014 to 12/31/2014...........  $ 9.66843    $ 9.96248             0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.71147    $ 7.21381       688,157
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       959,767
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       988,494
   01/01/2011 to 12/31/2011...........  $ 9.82091    $ 9.48371       824,369
   01/01/2012 to 12/31/2012...........  $ 9.48371    $10.28626       894,329
   01/01/2013 to 12/31/2013...........  $10.28626    $11.57315       804,851
   01/01/2014 to 12/31/2014...........  $11.57315    $11.70382       732,549
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088        11,709
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312       114,516
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157       116,182
   01/01/2011 to 12/31/2011...........  $ 9.89157    $ 9.45811       119,039
   01/01/2012 to 12/31/2012...........  $ 9.45811    $10.53678       152,023
   01/01/2013 to 12/31/2013...........  $10.53678    $12.31616       199,850
   01/01/2014 to 12/31/2014...........  $12.31616    $12.76514       194,615
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235        40,879
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.72518       759,424
   01/01/2013 to 12/31/2013...........  $10.72518    $13.08809       715,493
   01/01/2014 to 12/31/2014...........  $13.08809    $13.23926       669,670
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $10.79329        44,924
   01/01/2014 to 12/31/2014...........  $10.79329    $10.85243        48,587

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468        4,200
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576        8,784
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851       10,875
   01/01/2011 to 12/31/2011...........  $ 9.52851    $ 8.87118        7,211
   01/01/2012 to 12/31/2012...........  $ 8.87118    $11.02821        9,204
   01/01/2013 to 12/31/2013...........  $11.02821    $11.28195       16,945
   01/01/2014 to 12/31/2014...........  $11.28195    $12.60075        4,157
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.55710    $ 7.57143       17,301
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988       49,111
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104       51,553
   01/01/2011 to 12/31/2011...........  $11.99104    $11.29110       28,018
   01/01/2012 to 12/31/2012...........  $11.29110    $13.25718       28,254
   01/01/2013 to 12/31/2013...........  $13.25718    $16.86244       44,894
   01/01/2014 to 02/07/2014...........  $16.86244    $16.58333            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.24594    $ 7.05356      228,304
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220      395,031
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197      368,229
   01/01/2011 to 12/31/2011...........  $ 9.12197    $ 8.44979      366,589
   01/01/2012 to 12/31/2012...........  $ 8.44979    $ 9.91302      308,988
   01/01/2013 to 12/31/2013...........  $ 9.91302    $12.97859      311,948
   01/01/2014 to 12/31/2014...........  $12.97859    $14.39506      174,537
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.61423    $ 7.46504       38,476
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714       50,576
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650       53,437
   01/01/2011 to 12/31/2011...........  $13.50650    $12.84773       41,030
   01/01/2012 to 12/31/2012...........  $12.84773    $15.06598       43,172
   01/01/2013 to 12/31/2013...........  $15.06598    $19.52547       45,442
   01/01/2014 to 12/31/2014...........  $19.52547    $21.34921       47,294
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959      116,091
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270      375,735
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774      363,119
   01/01/2011 to 12/31/2011...........  $10.05774    $ 9.81078      361,319
   01/01/2012 to 12/31/2012...........  $ 9.81078    $10.59247      296,148
   01/01/2013 to 12/31/2013...........  $10.59247    $11.40471      253,191
   01/01/2014 to 12/31/2014...........  $11.40471    $11.63291      231,002
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852        2,952
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684       12,889
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052       51,389
   01/01/2011 to 12/31/2011...........  $11.79052    $11.71022       18,168
   01/01/2012 to 12/31/2012...........  $11.71022    $13.28156       20,688
   01/01/2013 to 12/31/2013...........  $13.28156    $18.07502       77,722
   01/01/2014 to 12/31/2014...........  $18.07502    $18.99611       44,190
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.82539    $ 7.77505      155,958
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434      156,120
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724      144,108
   01/01/2011 to 12/31/2011...........  $ 9.93724    $ 9.69471      143,677
   01/01/2012 to 12/31/2012...........  $ 9.69471    $10.77810      135,757
   01/01/2013 to 12/31/2013...........  $10.77810    $14.22606      132,909
   01/01/2014 to 12/31/2014...........  $14.22606    $14.16445      131,096

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57333    $ 7.80022        25,367
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610        46,663
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495        41,207
   01/01/2011 to 12/31/2011...........  $11.53495    $11.66806        48,460
   01/01/2012 to 12/31/2012...........  $11.66806    $13.02596        53,505
   01/01/2013 to 12/31/2013...........  $13.02596    $13.68754        48,598
   01/01/2014 to 12/31/2014...........  $13.68754    $13.76235        44,179
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00970    $ 6.02671       133,364
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362       156,357
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315       142,792
   01/01/2011 to 12/31/2011...........  $ 8.97315    $ 7.66043       116,530
   01/01/2012 to 12/31/2012...........  $ 7.66043    $ 9.03951        96,195
   01/01/2013 to 12/31/2013...........  $ 9.03951    $10.55122        75,763
   01/01/2014 to 12/31/2014...........  $10.55122    $ 9.77282        66,655
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18168    $ 6.87641        99,523
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761        94,195
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113        88,078
   01/01/2011 to 12/31/2011...........  $ 9.58113    $ 8.21462        78,075
   01/01/2012 to 12/31/2012...........  $ 8.21462    $ 9.39636        75,787
   01/01/2013 to 12/31/2013...........  $ 9.39636    $11.00543        74,168
   01/01/2014 to 12/31/2014...........  $11.00543    $10.06627        61,656
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083     4,682,502
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692     2,124,345
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549     1,168,165
   01/01/2011 to 12/31/2011...........  $12.68549    $13.98483     3,388,371
   01/01/2012 to 12/31/2012...........  $13.98483    $14.99920     1,858,678
   01/01/2013 to 12/31/2013...........  $14.99920    $14.23708     1,055,361
   01/01/2014 to 12/31/2014...........  $14.23708    $14.89713       967,866
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455        39,125
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741       128,171
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243       141,753
   01/01/2011 to 12/31/2011...........  $ 9.87243    $ 9.62404       124,364
   01/01/2012 to 12/31/2012...........  $ 9.62404    $10.71671       140,104
   01/01/2013 to 12/31/2013...........  $10.71671    $12.21717       128,730
   01/01/2014 to 12/31/2014...........  $12.21717    $12.73989       126,433
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.46030    $ 7.88578       116,313
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517       143,651
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780       129,026
   01/01/2011 to 12/31/2011...........  $11.03780    $ 9.83134       125,803
   01/01/2012 to 12/31/2012...........  $ 9.83134    $11.74996       124,436
   01/01/2013 to 12/31/2013...........  $11.74996    $13.28916       139,693
   01/01/2014 to 12/31/2014...........  $13.28916    $12.19916       111,250
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.81189    $ 9.31756       386,053
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647       582,874
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786       603,595
   01/01/2011 to 12/31/2011...........  $11.72786    $11.52499       480,501
   01/01/2012 to 12/31/2012...........  $11.52499    $12.50989       437,810
   01/01/2013 to 12/31/2013...........  $12.50989    $13.61768       390,388
   01/01/2014 to 12/31/2014...........  $13.61768    $14.07806       349,861

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632        1,364
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592          874
   01/01/2011 to 12/31/2011...........  $11.22592    $11.07902       16,790
   01/01/2012 to 12/31/2012...........  $11.07902    $12.51096       21,265
   01/01/2013 to 12/31/2013...........  $12.51096    $16.74199       27,850
   01/01/2014 to 12/31/2014...........  $16.74199    $17.97368       57,774
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99817    $ 6.66999       71,598
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007       69,788
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458       56,880
   01/01/2011 to 12/31/2011...........  $ 8.66458    $ 8.13952       55,857
   01/01/2012 to 12/31/2012...........  $ 8.13952    $ 9.32719       61,834
   01/01/2013 to 12/31/2013...........  $ 9.32719    $12.78940       74,301
   01/01/2014 to 12/31/2014...........  $12.78940    $14.26226       65,264
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.58726    $ 7.11622      179,095
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285      209,647
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849      194,264
   01/01/2011 to 12/31/2011...........  $10.62849    $10.32516      172,784
   01/01/2012 to 12/31/2012...........  $10.32516    $11.36411      148,698
   01/01/2013 to 12/31/2013...........  $11.36411    $15.22043      139,121
   01/01/2014 to 12/31/2014...........  $15.22043    $16.50219      117,477
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.86211    $ 8.35835       89,519
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009       94,110
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448       87,418
   01/01/2011 to 12/31/2011...........  $12.26448    $13.24736       91,403
   01/01/2012 to 12/31/2012...........  $13.24736    $13.75731       93,149
   01/01/2013 to 12/31/2013...........  $13.75731    $13.21768       91,572
   01/01/2014 to 12/31/2014...........  $13.21768    $13.78643       91,673
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.46101    $ 8.83785       67,057
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455       69,641
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694       66,775
   01/01/2011 to 12/31/2011...........  $12.51694    $11.88737       55,650
   01/01/2012 to 12/31/2012...........  $11.88737    $14.34349       40,643
   01/01/2013 to 12/31/2013...........  $14.34349    $17.94830       44,837
   01/01/2014 to 12/31/2014...........  $17.94830    $18.23517       52,833
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.89492    $ 8.12919       47,298
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685       49,466
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423       54,189
   01/01/2011 to 12/31/2011...........  $10.95423    $10.67597       33,720
   01/01/2012 to 12/31/2012...........  $10.67597    $12.25442       35,109
   01/01/2013 to 12/31/2013...........  $12.25442    $16.42420       55,647
   01/01/2014 to 12/31/2014...........  $16.42420    $17.50473       24,629
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99838    $10.18480            0
   01/01/2013 to 12/31/2013...........  $10.18480    $13.43053        8,046
   01/01/2014 to 12/31/2014...........  $13.43053    $14.51254        8,125

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.78213    $ 7.06599       20,070
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124       20,667
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953       22,107
   01/01/2011 to 12/31/2011...........  $11.65953    $11.03672       14,167
   01/01/2012 to 12/31/2012...........  $11.03672    $12.81203       10,373
   01/01/2013 to 12/31/2013...........  $12.81203    $16.63249        9,196
   01/01/2014 to 12/31/2014...........  $16.63249    $18.74732        1,694
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49553    $10.52918      273,830
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785      586,507
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728      315,255
   01/01/2011 to 12/31/2011...........  $10.14728    $ 9.95080      345,766
   01/01/2012 to 12/31/2012...........  $ 9.95080    $ 9.75612      341,542
   01/01/2013 to 12/31/2013...........  $ 9.75612    $ 9.56479      140,008
   01/01/2014 to 12/31/2014...........  $ 9.56479    $ 9.37722       87,534
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80986    $ 6.74815       54,087
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482       64,787
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042       54,472
   01/01/2011 to 12/31/2011...........  $11.26042    $10.76561       53,309
   01/01/2012 to 12/31/2012...........  $10.76561    $12.36201       56,155
   01/01/2013 to 12/31/2013...........  $12.36201    $17.21092       74,684
   01/01/2014 to 12/31/2014...........  $17.21092    $19.27797       66,820
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02828    $10.06526        1,126
   01/01/2012 to 12/31/2012...........  $10.06526    $10.34839       59,585
   01/01/2013 to 12/31/2013...........  $10.34839    $ 9.85789       10,265
   01/01/2014 to 12/31/2014...........  $ 9.85789    $10.16237       11,950
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.36122    $ 8.43558      120,168
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369      134,535
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107      171,807
   01/01/2011 to 12/31/2011...........  $13.54107    $13.49978      132,082
   01/01/2012 to 12/31/2012...........  $13.49978    $14.87354      113,107
   01/01/2013 to 12/31/2013...........  $14.87354    $19.33726      125,672
   01/01/2014 to 12/31/2014...........  $19.33726    $20.46318      115,458
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.97553    $ 7.12239       25,973
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827       34,175
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108       32,545
   01/01/2011 to 04/29/2011...........  $10.09108    $11.30707            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.30158       81,008
   01/01/2013 to 12/31/2013...........  $10.30158    $12.00993       68,106
   01/01/2014 to 12/31/2014...........  $12.00993    $12.37947       64,156
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591       19,671
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638      170,536
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213      190,362
   01/01/2011 to 12/31/2011...........  $10.89213    $ 8.51405      147,056
   01/01/2012 to 12/31/2012...........  $ 8.51405    $ 9.84347      149,372
   01/01/2013 to 12/31/2013...........  $ 9.84347    $ 9.67202      164,692
   01/01/2014 to 12/31/2014...........  $ 9.67202    $ 9.03829       66,829

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.98242    $10.59575       102,544
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066       146,216
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376       163,847
   01/01/2011 to 12/31/2011...........  $11.66376    $11.69252       206,500
   01/01/2012 to 12/31/2012...........  $11.69252    $12.00101       213,959
   01/01/2013 to 12/31/2013...........  $12.00101    $11.50979       191,217
   01/01/2014 to 12/31/2014...........  $11.50979    $11.27327       164,606
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.19729    $10.46055       275,747
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037       589,127
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027       690,427
   01/01/2011 to 12/31/2011...........  $12.62027    $12.76640       619,970
   01/01/2012 to 12/31/2012...........  $12.76640    $13.68232       590,891
   01/01/2013 to 12/31/2013...........  $13.68232    $13.16753       496,719
   01/01/2014 to 12/31/2014...........  $13.16753    $13.45558       363,693
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.07266    $ 8.93562     1,347,367
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580     3,387,171
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953     3,342,275
   01/01/2011 to 12/31/2011...........  $11.39953    $11.28767     3,067,168
   01/01/2012 to 12/31/2012...........  $11.28767    $12.21401     2,917,636
   01/01/2013 to 12/31/2013...........  $12.21401    $13.07757     2,580,011
   01/01/2014 to 12/31/2014...........  $13.07757    $13.56155     2,231,114
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01829    $10.06516             0
   01/01/2012 to 12/31/2012...........  $10.06516    $10.56916         2,546
   01/01/2013 to 12/31/2013...........  $10.56916    $10.12224        25,952
   01/01/2014 to 12/31/2014...........  $10.12224    $10.52520        31,880
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63940    $ 6.63806     1,046,795
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841     1,894,696
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644     1,969,413
   01/01/2011 to 12/31/2011...........  $ 9.56644    $ 8.79623     1,363,057
   01/01/2012 to 12/31/2012...........  $ 8.79623    $ 9.73774     1,518,836
   01/01/2013 to 12/31/2013...........  $ 9.73774    $11.17223     1,352,995
   01/01/2014 to 12/31/2014...........  $11.17223    $11.96055     1,315,331
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.53943    $ 6.88447        38,550
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238        47,462
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431        44,819
   01/01/2011 to 12/31/2011...........  $ 9.27431    $ 9.40705        44,044
   01/01/2012 to 12/31/2012...........  $ 9.40705    $10.95646        38,467
   01/01/2013 to 12/31/2013...........  $10.95646    $14.22503        48,287
   01/01/2014 to 12/31/2014...........  $14.22503    $16.34662        65,598
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99837    $ 8.88098             0
   01/01/2012 to 12/31/2012...........  $ 8.88098    $ 9.85218             0
   01/01/2013 to 12/31/2013...........  $ 9.85218    $11.82239             0
   01/01/2014 to 12/31/2014...........  $11.82239    $12.34402             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101       379,551
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828       876,771
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060       889,197
   01/01/2011 to 12/31/2011...........  $ 9.73060    $ 9.36678       787,948
   01/01/2012 to 12/31/2012...........  $ 9.36678    $10.12706       845,384
   01/01/2013 to 12/31/2013...........  $10.12706    $11.16345       668,051
   01/01/2014 to 12/31/2014...........  $11.16345    $11.50703       580,591

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342       165,849
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169       485,836
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755       486,292
   01/01/2011 to 12/31/2011...........  $ 9.31755    $ 8.91687       359,184
   01/01/2012 to 12/31/2012...........  $ 8.91687    $10.13196       440,636
   01/01/2013 to 12/31/2013...........  $10.13196    $11.72716       410,475
   01/01/2014 to 12/31/2014...........  $11.72716    $12.12172       371,390
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.15437    $ 8.08343       191,148
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749       362,933
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899       463,819
   01/01/2011 to 12/31/2011...........  $11.06899    $10.48542       379,473
   01/01/2012 to 12/31/2012...........  $10.48542    $11.42439       363,125
   01/01/2013 to 12/31/2013...........  $11.42439    $12.81333       344,648
   01/01/2014 to 12/31/2014...........  $12.81333    $12.94343       325,280
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.76805    $ 7.22906        19,587
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232        35,432
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815        33,322
   01/01/2011 to 12/31/2011...........  $12.21815    $10.40817        61,481
   01/01/2012 to 12/31/2012...........  $10.40817    $12.25201        64,255
   01/01/2013 to 12/31/2013...........  $12.25201    $16.91414        63,124
   01/01/2014 to 12/31/2014...........  $16.91414    $17.40177        54,000
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.31536    $ 6.62159        11,829
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297        21,177
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640        12,981
   01/01/2011 to 12/31/2011...........  $11.62640    $11.28700        14,569
   01/01/2012 to 12/31/2012...........  $11.28700    $12.41265        14,922
   01/01/2013 to 12/31/2013...........  $12.41265    $16.44967        15,992
   01/01/2014 to 12/31/2014...........  $16.44967    $16.74306        16,073
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.76005    $ 7.96731        96,050
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002       100,896
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369        88,868
   01/01/2011 to 12/31/2011...........  $12.25369    $11.29575        81,692
   01/01/2012 to 12/31/2012...........  $11.29575    $13.08511        72,140
   01/01/2013 to 12/31/2013...........  $13.08511    $17.62661        68,000
   01/01/2014 to 12/31/2014...........  $17.62661    $18.19129        55,807
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.31498    $ 8.61898     1,103,798
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975     1,351,433
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036     1,375,810
   01/01/2011 to 12/31/2011...........  $11.47036    $11.46887     1,177,868
   01/01/2012 to 12/31/2012...........  $11.46887    $12.76116     1,287,000
   01/01/2013 to 12/31/2013...........  $12.76116    $14.61687     1,160,351
   01/01/2014 to 12/31/2014...........  $14.61687    $15.17293     1,124,054
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.78554    $ 6.58939       185,271
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756       216,991
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911       214,785
   01/01/2011 to 12/31/2011...........  $ 8.87911    $ 8.56256       210,398
   01/01/2012 to 12/31/2012...........  $ 8.56256    $ 9.84254       220,794
   01/01/2013 to 12/31/2013...........  $ 9.84254    $12.51408       227,485
   01/01/2014 to 12/31/2014...........  $12.51408    $13.18480       219,558

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.88726    $ 6.45716        85,741
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941       152,809
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414       123,355
   01/01/2011 to 12/31/2011...........  $11.02414    $10.62508       117,954
   01/01/2012 to 12/31/2012...........  $10.62508    $12.24799       112,648
   01/01/2013 to 12/31/2013...........  $12.24799    $17.29463       102,273
   01/01/2014 to 12/31/2014...........  $17.29463    $18.37052        96,503
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.49090    $ 8.98133        36,153
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053        51,255
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981        52,620
   01/01/2011 to 12/31/2011...........  $15.52981    $12.95425        54,604
   01/01/2012 to 12/31/2012...........  $12.95425    $13.15910        45,331
   01/01/2013 to 12/31/2013...........  $13.15910    $14.88539        33,264
   01/01/2014 to 12/31/2014...........  $14.88539    $13.37329        34,424
AST TEMPLETON GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80186    $10.09452        53,563
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557        67,136
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292        60,985
   01/01/2011 to 12/31/2011...........  $11.50292    $11.74276        72,572
   01/01/2012 to 12/31/2012...........  $11.74276    $12.11361        66,688
   01/01/2013 to 12/31/2013...........  $12.11361    $11.43039        58,257
   01/01/2014 to 12/31/2014...........  $11.43039    $11.26871        49,991
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.04714    $ 6.88390       601,776
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769       690,320
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160       635,594
   01/01/2011 to 12/31/2011...........  $ 9.74160    $ 9.22075       597,446
   01/01/2012 to 12/31/2012...........  $ 9.22075    $10.03476       628,595
   01/01/2013 to 12/31/2013...........  $10.03476    $11.85510       616,561
   01/01/2014 to 12/31/2014...........  $11.85510    $12.26244       614,396
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22951    $ 9.27033        23,162
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552       108,478
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220       115,585
   01/01/2011 to 12/31/2011...........  $10.72220    $11.14563       109,867
   01/01/2012 to 12/31/2012...........  $11.14563    $11.78482       126,306
   01/01/2013 to 12/31/2013...........  $11.78482    $11.38119       128,979
   01/01/2014 to 12/31/2014...........  $11.38119    $11.96112       141,441
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802    $ 6.62871       307,539
   01/01/2009 to 12/31/2009...........  $ 6.62871    $ 8.45254       930,415
   01/01/2010 to 12/31/2010...........  $ 8.45254    $ 9.13538     1,007,771
   01/01/2011 to 12/31/2011...........  $ 9.13538    $ 8.80688       732,911
   01/01/2012 to 09/21/2012...........  $ 8.80688    $ 9.84396             0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.25%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.25%) OR HD GRO 60 BPS AND COMBO DB (2.25%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529     5,532,354
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877     9,731,970
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271     8,220,827
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766     7,744,445
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822     7,544,568
   01/01/2011 to 12/31/2011...........  $10.37822    $ 9.88032     6,843,878
   01/01/2012 to 12/31/2012...........  $ 9.88032    $10.87687     6,139,919
   01/01/2013 to 12/31/2013...........  $10.87687    $11.69852     5,753,215
   01/01/2014 to 12/31/2014...........  $11.69852    $11.87790     5,166,237
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       873,210
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459     2,362,014
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171     2,319,713
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915     2,200,107
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809     2,131,338
   01/01/2011 to 12/31/2011...........  $10.70809    $10.48454     2,058,340
   01/01/2012 to 12/31/2012...........  $10.48454    $11.65298     1,940,847
   01/01/2013 to 12/31/2013...........  $11.65298    $13.28346     1,866,714
   01/01/2014 to 12/31/2014...........  $13.28346    $13.78454     1,747,809
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492             0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262             0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789             0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044             0
   01/01/2010 to 12/31/2010...........  $ 8.44044    $ 9.39776             0
   01/01/2011 to 12/31/2011...........  $ 9.39776    $ 9.51953             0
   01/01/2012 to 05/04/2012...........  $ 9.51953    $10.32353             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790     1,470,871
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011     2,588,286
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061     3,781,063
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989     5,689,327
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667     5,049,654
   01/01/2011 to 12/31/2011...........  $10.67667    $10.31523     4,565,268
   01/01/2012 to 12/31/2012...........  $10.31523    $11.34646     4,118,548
   01/01/2013 to 12/31/2013...........  $11.34646    $13.05510     3,855,143
   01/01/2014 to 12/31/2014...........  $13.05510    $13.60049     3,340,342
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99756    $ 9.13191     1,589,823
   01/01/2012 to 12/31/2012...........  $ 9.13191    $ 9.99296     1,398,698
   01/01/2013 to 12/31/2013...........  $ 9.99296    $10.83380     1,245,656
   01/01/2014 to 12/31/2014...........  $10.83380    $11.11408     1,115,972
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $10.46009             0
   01/01/2014 to 12/31/2014...........  $10.46009    $10.59593        14,514

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041            0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216            0
   01/01/2011 to 12/31/2011...........  $10.38216    $11.13290            0
   01/01/2012 to 12/31/2012...........  $11.13290    $11.34091            0
   01/01/2013 to 12/31/2013...........  $11.34091    $11.01490            0
   01/01/2014 to 12/31/2014...........  $11.01490    $10.82225            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626            0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104            0
   01/01/2011 to 12/31/2011...........  $10.51104    $11.67616            0
   01/01/2012 to 12/31/2012...........  $11.67616    $12.07152            0
   01/01/2013 to 12/31/2013...........  $12.07152    $11.43481            0
   01/01/2014 to 12/31/2014...........  $11.43481    $11.48095            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715            0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967            0
   01/01/2011 to 12/31/2011...........  $10.41967    $11.81852            0
   01/01/2012 to 12/31/2012...........  $11.81852    $12.23524            0
   01/01/2013 to 12/31/2013...........  $12.23524    $11.38790            0
   01/01/2014 to 12/31/2014...........  $11.38790    $11.61219            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236            0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963          676
   01/01/2011 to 12/31/2011...........  $10.10963    $11.73410            0
   01/01/2012 to 12/31/2012...........  $11.73410    $12.20077            0
   01/01/2013 to 12/31/2013...........  $12.20077    $11.15482            0
   01/01/2014 to 12/31/2014...........  $11.15482    $11.58131            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344            0
   01/01/2011 to 12/31/2011...........  $10.96344    $12.89923        5,764
   01/01/2012 to 12/31/2012...........  $12.89923    $13.47203        4,087
   01/01/2013 to 12/31/2013...........  $13.47203    $12.25318            0
   01/01/2014 to 12/31/2014...........  $12.25318    $12.90403            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99817    $11.97169            0
   01/01/2012 to 12/31/2012...........  $11.97169    $12.39242        3,035
   01/01/2013 to 12/31/2013...........  $12.39242    $10.93851            0
   01/01/2014 to 12/31/2014...........  $10.93851    $11.80707            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99757    $10.35646            0
   01/01/2013 to 12/31/2013...........  $10.35646    $ 9.09549       17,033
   01/01/2014 to 12/31/2014...........  $ 9.09549    $10.01785        9,956
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99878    $ 8.71387            0
   01/01/2014 to 12/31/2014...........  $ 8.71387    $ 9.76561            0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99878    $11.25691            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781          885
   01/01/2011 to 12/31/2011...........  $11.44781    $10.53872            0
   01/01/2012 to 12/31/2012...........  $10.53872    $11.67038            0
   01/01/2013 to 12/31/2013...........  $11.67038    $15.00093            0
   01/01/2014 to 12/31/2014...........  $15.00093    $16.17688            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115      6,561,306
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342     12,935,579
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294     11,371,205
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688     10,717,473
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961     10,433,364
   01/01/2011 to 12/31/2011...........  $10.31961    $ 9.84787      9,803,171
   01/01/2012 to 12/31/2012...........  $ 9.84787    $10.95243      9,098,455
   01/01/2013 to 12/31/2013...........  $10.95243    $13.14089      8,699,441
   01/01/2014 to 12/31/2014...........  $13.14089    $13.75064      8,097,018
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99817    $11.60723              0
   01/01/2014 to 12/31/2014...........  $11.60723    $12.89672              0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622              0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355              0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449              0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325              0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748              0
   01/01/2011 to 12/31/2011...........  $12.91748    $13.46633              0
   01/01/2012 to 12/31/2012...........  $13.46633    $15.19077              0
   01/01/2013 to 12/31/2013...........  $15.19077    $15.32188              0
   01/01/2014 to 12/31/2014...........  $15.32188    $19.61723              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708              0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579              0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $ 9.65239              0
   01/01/2014 to 12/31/2014...........  $ 9.65239    $ 9.92163         12,932
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407        617,809
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251      1,767,825
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462      1,552,160
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826      1,491,611
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641      1,465,024
   01/01/2011 to 12/31/2011...........  $ 9.70641    $ 9.35035      1,359,077
   01/01/2012 to 12/31/2012...........  $ 9.35035    $10.11678      1,400,860
   01/01/2013 to 12/31/2013...........  $10.11678    $11.35451      1,364,211
   01/01/2014 to 12/31/2014...........  $11.35451    $11.45456      1,213,540
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852         23,411
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670         25,943
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698         44,009
   01/01/2011 to 12/31/2011...........  $ 9.82698    $ 9.37344         17,618
   01/01/2012 to 12/31/2012...........  $ 9.37344    $10.41682         20,660
   01/01/2013 to 12/31/2013...........  $10.41682    $12.14611         34,023
   01/01/2014 to 12/31/2014...........  $12.14611    $12.55819         50,486
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402         13,425
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.70738         95,020
   01/01/2013 to 12/31/2013...........  $10.70738    $13.03450        141,745
   01/01/2014 to 12/31/2014...........  $13.03450    $13.15281        107,397

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $10.77527       31,789
   01/01/2014 to 12/31/2014...........  $10.77527    $10.80786       49,562
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790            0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684            0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128            0
   01/01/2011 to 12/31/2011...........  $ 9.47128    $ 8.79636            0
   01/01/2012 to 12/31/2012...........  $ 8.79636    $10.90830            0
   01/01/2013 to 12/31/2013...........  $10.90830    $11.13207            0
   01/01/2014 to 12/31/2014...........  $11.13207    $12.40303            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996            0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145            0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118            0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011            0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166            0
   01/01/2011 to 12/31/2011...........  $11.82166    $11.10435            0
   01/01/2012 to 12/31/2012...........  $11.10435    $13.00602            0
   01/01/2013 to 12/31/2013...........  $13.00602    $16.50274            0
   01/01/2014 to 02/07/2014...........  $16.50274    $16.22539            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945            0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791            0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810            0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575            0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314            0
   01/01/2011 to 12/31/2011...........  $ 8.99314    $ 8.31011            0
   01/01/2012 to 12/31/2012...........  $ 8.31011    $ 9.72534            0
   01/01/2013 to 12/31/2013...........  $ 9.72534    $12.70180            0
   01/01/2014 to 12/31/2014...........  $12.70180    $14.05368            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421            0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287            0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570            0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264            0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590            0
   01/01/2011 to 12/31/2011...........  $13.31590    $12.63558            0
   01/01/2012 to 12/31/2012...........  $12.63558    $14.78088            0
   01/01/2013 to 12/31/2013...........  $14.78088    $19.10921            0
   01/01/2014 to 12/31/2014...........  $19.10921    $20.84303            0
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716       49,807
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528       81,519
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239       89,731
   01/01/2011 to 12/31/2011...........  $ 9.99239    $ 9.72331       81,041
   01/01/2012 to 12/31/2012...........  $ 9.72331    $10.47221      107,460
   01/01/2013 to 12/31/2013...........  $10.47221    $11.24773      114,444
   01/01/2014 to 12/31/2014...........  $11.24773    $11.44479      111,090
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998            0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304            0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980            0
   01/01/2011 to 12/31/2011...........  $11.71980    $11.61152            0
   01/01/2012 to 12/31/2012...........  $11.61152    $13.13736            0
   01/01/2013 to 12/31/2013...........  $13.13736    $17.83518            0
   01/01/2014 to 12/31/2014...........  $17.83518    $18.69829            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696            0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242            0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297            0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897            0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708            0
   01/01/2011 to 12/31/2011...........  $ 9.79708    $ 9.53469            0
   01/01/2012 to 12/31/2012...........  $ 9.53469    $10.57417            0
   01/01/2013 to 12/31/2013...........  $10.57417    $13.92281            0
   01/01/2014 to 12/31/2014...........  $13.92281    $13.82856            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002            0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268            0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782            0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484            0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212            0
   01/01/2011 to 12/31/2011...........  $11.37212    $11.47527            0
   01/01/2012 to 12/31/2012...........  $11.47527    $12.77941            0
   01/01/2013 to 12/31/2013...........  $12.77941    $13.39553            0
   01/01/2014 to 12/31/2014...........  $13.39553    $13.43582            0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677            0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178            0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731            0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187            0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097            0
   01/01/2011 to 12/31/2011...........  $ 8.87097    $ 7.55472            0
   01/01/2012 to 12/31/2012...........  $ 7.55472    $ 8.89293            0
   01/01/2013 to 12/31/2013...........  $ 8.89293    $10.35465            0
   01/01/2014 to 12/31/2014...........  $10.35465    $ 9.56727            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889            0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484            0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160            0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894            0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217            0
   01/01/2011 to 12/31/2011...........  $ 9.47217    $ 8.10141            0
   01/01/2012 to 12/31/2012...........  $ 8.10141    $ 9.24419            0
   01/01/2013 to 12/31/2013...........  $ 9.24419    $10.80070            0
   01/01/2014 to 12/31/2014...........  $10.80070    $ 9.85484            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287       42,503
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140       39,452
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827       37,937
   01/01/2011 to 12/31/2011...........  $ 9.80827    $ 9.53814       19,602
   01/01/2012 to 12/31/2012...........  $ 9.53814    $10.59496       55,493
   01/01/2013 to 12/31/2013...........  $10.59496    $12.04899       36,506
   01/01/2014 to 12/31/2014...........  $12.04899    $12.53374       34,526
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
   01/01/2011 to 12/31/2011...........  $10.88206    $ 9.66899            0
   01/01/2012 to 12/31/2012...........  $ 9.66899    $11.52759            0
   01/01/2013 to 12/31/2013...........  $11.52759    $13.00571            0
   01/01/2014 to 12/31/2014...........  $13.00571    $11.90982            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739      301,914
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119      349,586
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602      377,710
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220      376,904
   01/01/2011 to 12/31/2011...........  $11.56220    $11.33459      367,461
   01/01/2012 to 12/31/2012...........  $11.33459    $12.27304      545,336
   01/01/2013 to 12/31/2013...........  $12.27304    $13.32716      527,059
   01/01/2014 to 12/31/2014...........  $13.32716    $13.74406      446,654
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
   01/01/2011 to 12/31/2011...........  $11.19487    $11.02146            0
   01/01/2012 to 12/31/2012...........  $11.02146    $12.41541            0
   01/01/2013 to 12/31/2013...........  $12.41541    $16.57359            0
   01/01/2014 to 12/31/2014...........  $16.57359    $17.74935            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
   01/01/2011 to 12/31/2011...........  $ 8.54237    $ 8.00512            0
   01/01/2012 to 12/31/2012...........  $ 8.00512    $ 9.15076            0
   01/01/2013 to 12/31/2013...........  $ 9.15076    $12.51678            0
   01/01/2014 to 12/31/2014...........  $12.51678    $13.92415            0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185            0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579            0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018            0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686            0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834            0
   01/01/2011 to 12/31/2011...........  $10.47834    $10.15451            0
   01/01/2012 to 12/31/2012...........  $10.15451    $11.14880            0
   01/01/2013 to 12/31/2013...........  $11.14880    $14.89547            0
   01/01/2014 to 12/31/2014...........  $14.89547    $16.11043            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464            0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240            0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063            0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085            0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106            0
   01/01/2011 to 12/31/2011...........  $12.09106    $13.02828            0
   01/01/2012 to 12/31/2012...........  $13.02828    $13.49666            0
   01/01/2013 to 12/31/2013...........  $13.49666    $12.93554            0
   01/01/2014 to 12/31/2014...........  $12.93554    $13.45913            0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817            0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337            0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586            0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126            0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035            0
   01/01/2011 to 12/31/2011...........  $12.34035    $11.69116            0
   01/01/2012 to 12/31/2012...........  $11.69116    $14.07213            0
   01/01/2013 to 12/31/2013...........  $14.07213    $17.56575            0
   01/01/2014 to 12/31/2014...........  $17.56575    $17.80286            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
   01/01/2011 to 12/31/2011...........  $10.79966    $10.49959         0
   01/01/2012 to 12/31/2012...........  $10.49959    $12.02243         0
   01/01/2013 to 12/31/2013...........  $12.02243    $16.07390         0
   01/01/2014 to 12/31/2014...........  $16.07390    $17.08945         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99818    $10.17554         0
   01/01/2013 to 12/31/2013...........  $10.17554    $13.38557         0
   01/01/2014 to 12/31/2014...........  $13.38557    $14.42863         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
   01/01/2011 to 12/31/2011...........  $11.49463    $10.85406         0
   01/01/2012 to 12/31/2012...........  $10.85406    $12.56906         0
   01/01/2013 to 12/31/2013...........  $12.56906    $16.27725         0
   01/01/2014 to 12/31/2014...........  $16.27725    $18.30203         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
   01/01/2011 to 12/31/2011...........  $10.03229    $ 9.81415         0
   01/01/2012 to 12/31/2012...........  $ 9.81415    $ 9.59827         0
   01/01/2013 to 12/31/2013...........  $ 9.59827    $ 9.38716         0
   01/01/2014 to 12/31/2014...........  $ 9.38716    $ 9.18065         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
   01/01/2011 to 12/31/2011...........  $11.10141    $10.58780         0
   01/01/2012 to 12/31/2012...........  $10.58780    $12.12804         0
   01/01/2013 to 12/31/2013...........  $12.12804    $16.84393         0
   01/01/2014 to 12/31/2014...........  $16.84393    $18.82076         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02808    $10.06097         0
   01/01/2012 to 12/31/2012...........  $10.06097    $10.31851         0
   01/01/2013 to 12/31/2013...........  $10.31851    $ 9.80546         0
   01/01/2014 to 12/31/2014...........  $ 9.80546    $10.08372         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
   01/01/2011 to 12/31/2011...........  $13.35009    $13.27697         0
   01/01/2012 to 12/31/2012...........  $13.27697    $14.59214         0
   01/01/2013 to 12/31/2013...........  $14.59214    $18.92509         0
   01/01/2014 to 12/31/2014...........  $18.92509    $19.97808         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666             0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697             0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627             0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808             0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865             0
   01/01/2011 to 04/29/2011...........  $ 9.94865    $11.13856             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.28444             0
   01/01/2013 to 12/31/2013...........  $10.28444    $11.96070        18,289
   01/01/2014 to 12/31/2014...........  $11.96070    $12.29863        15,392
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970             0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407             0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692             0
   01/01/2011 to 12/31/2011...........  $10.82692    $ 8.44241             0
   01/01/2012 to 12/31/2012...........  $ 8.44241    $ 9.73673             0
   01/01/2013 to 12/31/2013...........  $ 9.73673    $ 9.54367             0
   01/01/2014 to 12/31/2014...........  $ 9.54367    $ 8.89652             0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415             0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523             0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732             0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653             0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897             0
   01/01/2011 to 12/31/2011...........  $11.49897    $11.49917             0
   01/01/2012 to 12/31/2012...........  $11.49917    $11.77377             0
   01/01/2013 to 12/31/2013...........  $11.77377    $11.26437             0
   01/01/2014 to 12/31/2014...........  $11.26437    $11.00598             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474             0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171             0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223             0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329         1,354
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663         1,353
   01/01/2011 to 12/31/2011...........  $12.47663    $12.59042             0
   01/01/2012 to 12/31/2012...........  $12.59042    $13.46070             0
   01/01/2013 to 12/31/2013...........  $13.46070    $12.92255             0
   01/01/2014 to 12/31/2014...........  $12.92255    $13.17297             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       497,956
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294     1,319,704
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866     1,865,612
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144     3,275,055
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882     2,956,420
   01/01/2011 to 12/31/2011...........  $11.25882    $11.12122     2,743,932
   01/01/2012 to 12/31/2012...........  $11.12122    $12.00437     2,824,903
   01/01/2013 to 12/31/2013...........  $12.00437    $12.82173     2,616,705
   01/01/2014 to 12/31/2014...........  $12.82173    $13.26380     2,326,101
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01809    $10.06089             0
   01/01/2012 to 12/31/2012...........  $10.06089    $10.53869             0
   01/01/2013 to 12/31/2013...........  $10.53869    $10.06837             0
   01/01/2014 to 12/31/2014...........  $10.06837    $10.44364             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578       731,245
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013     2,525,442
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282     2,355,256
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252     2,340,434
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472     2,557,617
   01/01/2011 to 12/31/2011...........  $ 9.45472    $ 8.67232     2,442,153
   01/01/2012 to 12/31/2012...........  $ 8.67232    $ 9.57690     2,190,385
   01/01/2013 to 12/31/2013...........  $ 9.57690    $10.96089     2,086,482
   01/01/2014 to 12/31/2014...........  $10.96089    $11.70562     1,964,518
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033             0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033             0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050             0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604             0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329             0
   01/01/2011 to 12/31/2011...........  $ 9.14329    $ 9.25157             0
   01/01/2012 to 12/31/2012...........  $ 9.25157    $10.74903             0
   01/01/2013 to 12/31/2013...........  $10.74903    $13.92157             0
   01/01/2014 to 12/31/2014...........  $13.92157    $15.95887             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99817    $ 8.86648             0
   01/01/2012 to 12/31/2012...........  $ 8.86648    $ 9.81199             0
   01/01/2013 to 12/31/2013...........  $ 9.81199    $11.74541         3,084
   01/01/2014 to 12/31/2014...........  $11.74541    $12.23364         5,004
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895        39,416
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205        63,218
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727        88,601
   01/01/2011 to 12/31/2011...........  $ 9.66727    $ 9.28309        95,967
   01/01/2012 to 12/31/2012...........  $ 9.28309    $10.01191       166,539
   01/01/2013 to 12/31/2013...........  $10.01191    $11.00969       163,451
   01/01/2014 to 12/31/2014...........  $11.00969    $11.32086       153,052
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246        28,640
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770        58,285
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676        76,010
   01/01/2011 to 12/31/2011...........  $ 9.25676    $ 8.83709        96,013
   01/01/2012 to 12/31/2012...........  $ 8.83709    $10.01673        59,771
   01/01/2013 to 12/31/2013...........  $10.01673    $11.56557        64,728
   01/01/2014 to 12/31/2014...........  $11.56557    $11.92551        74,162
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325             0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026        99,324
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838        94,965
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919       203,554
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252       281,952
   01/01/2011 to 12/31/2011...........  $10.91252    $10.31190       487,908
   01/01/2012 to 12/31/2012...........  $10.31190    $11.20774       388,499
   01/01/2013 to 12/31/2013...........  $11.20774    $12.53953       380,465
   01/01/2014 to 12/31/2014...........  $12.53953    $12.63590       347,029

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505             0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925             0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200             0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215             0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549             0
   01/01/2011 to 12/31/2011...........  $12.04549    $10.23600             0
   01/01/2012 to 12/31/2012...........  $10.23600    $12.01985             0
   01/01/2013 to 12/31/2013...........  $12.01985    $16.55303             0
   01/01/2014 to 12/31/2014...........  $16.55303    $16.98854             0
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625             0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839             0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832             0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513             0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409             0
   01/01/2011 to 12/31/2011...........  $11.49409    $11.13148             0
   01/01/2012 to 12/31/2012...........  $11.13148    $12.21161             0
   01/01/2013 to 12/31/2013...........  $12.21161    $16.14369             0
   01/01/2014 to 12/31/2014...........  $16.14369    $16.39138             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163             0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395             0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338             0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392             0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066             0
   01/01/2011 to 12/31/2011...........  $12.08066    $11.10904             0
   01/01/2012 to 12/31/2012...........  $11.10904    $12.83722             0
   01/01/2013 to 12/31/2013...........  $12.83722    $17.25050             0
   01/01/2014 to 12/31/2014...........  $17.25050    $17.75965             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991        13,042
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020     1,168,970
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       854,993
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       868,302
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       861,448
   01/01/2011 to 12/31/2011...........  $11.30851    $11.27944       828,168
   01/01/2012 to 12/31/2012...........  $11.27944    $12.51966       805,114
   01/01/2013 to 12/31/2013...........  $12.51966    $14.30533       864,271
   01/01/2014 to 12/31/2014...........  $14.30533    $14.81310       892,322
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054             0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624             0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810             0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362             0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354             0
   01/01/2011 to 12/31/2011...........  $ 8.75354    $ 8.42085             0
   01/01/2012 to 12/31/2012...........  $ 8.42085    $ 9.65593             0
   01/01/2013 to 12/31/2013...........  $ 9.65593    $12.24682             0
   01/01/2014 to 12/31/2014...........  $12.24682    $12.87171             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
   01/01/2011 to 12/31/2011...........  $10.89854    $10.47838            0
   01/01/2012 to 12/31/2012...........  $10.47838    $12.04928            0
   01/01/2013 to 12/31/2013...........  $12.04928    $16.97245            0
   01/01/2014 to 12/31/2014...........  $16.97245    $17.98424            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998            0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215            0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797            0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675            0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064            0
   01/01/2011 to 12/31/2011...........  $15.31064    $12.74029            0
   01/01/2012 to 12/31/2012...........  $12.74029    $12.91003            0
   01/01/2013 to 12/31/2013...........  $12.91003    $14.56784            0
   01/01/2014 to 12/31/2014...........  $14.56784    $13.05591            0
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542            0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123            0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096            0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586            0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046            0
   01/01/2011 to 12/31/2011...........  $11.34046    $11.54872            0
   01/01/2012 to 12/31/2012...........  $11.54872    $11.88441            0
   01/01/2013 to 12/31/2013...........  $11.88441    $11.18657            0
   01/01/2014 to 12/31/2014...........  $11.18657    $11.00133            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662            0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353            0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224            0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160            0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121            0
   01/01/2011 to 12/31/2011...........  $ 9.62121    $ 9.08459        2,223
   01/01/2012 to 12/31/2012...........  $ 9.08459    $ 9.86225        4,081
   01/01/2013 to 12/31/2013...........  $ 9.86225    $11.62287       59,005
   01/01/2014 to 12/31/2014...........  $11.62287    $11.99269       68,303
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260            0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479            0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286            0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051            0
   01/01/2011 to 12/31/2011...........  $10.64051    $11.03361            0
   01/01/2012 to 12/31/2012...........  $11.03361    $11.63787            0
   01/01/2013 to 12/31/2013...........  $11.63787    $11.21185            0
   01/01/2014 to 12/31/2014...........  $11.21185    $11.75439            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789       61,258
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819      104,719
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616      130,503
   01/01/2011 to 12/31/2011...........  $ 9.07616    $ 8.72845      149,496
   01/01/2012 to 09/21/2012...........  $ 8.72845    $ 9.73895            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
   01/01/2013 to 12/31/2013...........  $10.79903    $11.75851      169,163
   01/01/2014 to 12/31/2014...........  $11.75851    $12.08662      230,801
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
   01/01/2013 to 12/31/2013...........  $11.81435    $13.63409      158,790
   01/01/2014 to 12/31/2014...........  $13.63409    $14.32368      180,239
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
   01/01/2013 to 12/31/2013...........  $11.33645    $13.20498      566,259
   01/01/2014 to 12/31/2014...........  $13.20498    $13.92690      843,587
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
   01/01/2013 to 12/31/2013...........  $10.20156    $11.19672            0
   01/01/2014 to 12/31/2014...........  $11.19672    $11.62858            0
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.54820            0
   01/01/2014 to 12/31/2014...........  $10.54820    $10.81738            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
   01/01/2013 to 12/31/2013...........  $12.12874    $15.78294        5,326
   01/01/2014 to 12/31/2014...........  $15.78294    $17.23085        6,482
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759
   01/01/2013 to 12/31/2013...........  $10.74833    $13.05551      147,135
   01/01/2014 to 12/31/2014...........  $13.05551    $13.83039      261,580
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99918    $11.72984            0
   01/01/2014 to 12/31/2014...........  $11.72984    $13.19431            0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
   01/01/2013 to 12/31/2013...........  $10.07765    $10.29050       28,693
   01/01/2014 to 12/31/2014...........  $10.29050    $13.33818       33,765
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $ 9.73366            0
   01/01/2014 to 12/31/2014...........  $ 9.73366    $10.12900            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
   01/01/2013 to 12/31/2013...........  $10.36217    $11.77393      141,532
   01/01/2014 to 12/31/2014...........  $11.77393    $12.02477      146,745
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
   01/01/2013 to 12/31/2013...........  $11.03284    $13.02361       48,832
   01/01/2014 to 12/31/2014...........  $13.02361    $13.63207       78,552
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
   01/01/2013 to 12/31/2013...........  $10.79695    $13.30615       44,057
   01/01/2014 to 12/31/2014...........  $13.30615    $13.59311       39,882
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.86599            0
   01/01/2014 to 12/31/2014...........  $10.86599    $11.03376            0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
   01/01/2013 to 12/31/2013...........  $11.52315    $11.90508        5,835
   01/01/2014 to 12/31/2014...........  $11.90508    $13.42844        9,633
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645
   01/01/2013 to 12/31/2013...........  $12.42563    $15.96125       24,620
   01/01/2014 to 02/07/2014...........  $15.96125    $15.71317            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
   01/01/2013 to 12/31/2013...........  $ 9.11684    $12.05440       27,352
   01/01/2014 to 12/31/2014...........  $12.05440    $13.50241       43,345
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
   01/01/2013 to 12/31/2013...........  $14.14015    $18.50694       16,778
   01/01/2014 to 12/31/2014...........  $18.50694    $20.43596       21,586
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
   01/01/2013 to 12/31/2013...........  $11.09154    $12.06017       27,028
   01/01/2014 to 12/31/2014...........  $12.06017    $12.42331       62,516
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
   01/01/2013 to 12/31/2013...........  $13.87726    $19.07270       10,593
   01/01/2014 to 12/31/2014...........  $19.07270    $20.24314       14,911

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114
   01/01/2013 to 12/31/2013...........  $ 9.12709    $12.16608       25,451
   01/01/2014 to 12/31/2014...........  $12.16608    $12.23327       30,161
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
   01/01/2013 to 12/31/2013...........  $12.76194    $13.54280       47,007
   01/01/2014 to 12/31/2014...........  $13.54280    $13.75166       62,152
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321
   01/01/2013 to 12/31/2013...........  $ 9.26557    $10.92201       15,690
   01/01/2014 to 12/31/2014...........  $10.92201    $10.21646       15,533
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
   01/01/2013 to 12/31/2013...........  $ 9.18156    $10.86035        7,431
   01/01/2014 to 12/31/2014...........  $10.86035    $10.03208        9,404
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647
   01/01/2013 to 12/31/2013...........  $11.22134    $12.91910       27,963
   01/01/2014 to 12/31/2014...........  $12.91910    $13.60521       34,332
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
   01/01/2013 to 12/31/2013...........  $ 9.87658    $11.28094       28,745
   01/01/2014 to 12/31/2014...........  $11.28094    $10.45830       71,525

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
   01/01/2013 to 12/31/2013...........  $11.58947    $12.74066       67,156
   01/01/2014 to 12/31/2014...........  $12.74066    $13.30181       88,614
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
   01/01/2013 to 12/31/2013...........  $12.90295    $17.43738        5,435
   01/01/2014 to 12/31/2014...........  $17.43738    $18.90555        8,490
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
   01/01/2013 to 12/31/2013...........  $ 8.29561    $11.48738       31,898
   01/01/2014 to 12/31/2014...........  $11.48738    $12.93708       42,358
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
   01/01/2013 to 12/31/2013...........  $10.63120    $14.37959       35,153
   01/01/2014 to 12/31/2014...........  $14.37959    $15.74482       73,599
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961
   01/01/2013 to 12/31/2013...........  $13.42818    $13.02931       83,091
   01/01/2014 to 12/31/2014...........  $13.02931    $13.72449       85,991
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
   01/01/2013 to 12/31/2013...........  $12.08368    $15.27018       35,474
   01/01/2014 to 12/31/2014...........  $15.27018    $15.66783       48,968

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
   01/01/2013 to 12/31/2013...........  $11.46400    $15.51686       16,702
   01/01/2014 to 12/31/2014...........  $15.51686    $16.70138       32,940
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0
   01/01/2013 to 12/31/2013...........  $10.22213    $13.61300            0
   01/01/2014 to 12/31/2014...........  $13.61300    $14.85534            0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
   01/01/2013 to 12/31/2013...........  $11.68256    $15.31633        5,233
   01/01/2014 to 12/31/2014...........  $15.31633    $17.43481        8,434
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
   01/01/2013 to 12/31/2013...........  $10.07626    $ 9.97714      122,291
   01/01/2014 to 12/31/2014...........  $ 9.97714    $ 9.87852      250,708
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
   01/01/2013 to 12/31/2013...........  $11.17393    $15.71072       36,628
   01/01/2014 to 12/31/2014...........  $15.71072    $17.77178       44,348
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652
   01/01/2013 to 12/31/2013...........  $12.19821    $16.01598       17,613
   01/01/2014 to 12/31/2014...........  $16.01598    $17.11635       24,756
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
   01/01/2013 to 12/31/2013...........  $10.37057    $12.20998        8,126
   01/01/2014 to 12/31/2014...........  $12.20998    $12.71038       13,083

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295
   01/01/2013 to 12/31/2013...........  $10.28504    $10.20593       18,822
   01/01/2014 to 12/31/2014...........  $10.20593    $ 9.63174       22,153
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
   01/01/2013 to 12/31/2013...........  $12.35443    $11.96593       61,513
   01/01/2014 to 12/31/2014...........  $11.96593    $11.83586       56,087
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
   01/01/2013 to 12/31/2013...........  $13.90489    $13.51422      157,940
   01/01/2014 to 12/31/2014...........  $13.51422    $13.94662      156,494
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309
   01/01/2013 to 12/31/2013...........  $12.19226    $13.18351      433,397
   01/01/2014 to 12/31/2014...........  $13.18351    $13.80684      626,045
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
   01/01/2013 to 12/31/2013...........  $10.02421    $11.61472       94,352
   01/01/2014 to 12/31/2014...........  $11.61472    $12.55744      195,413
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
   01/01/2013 to 12/31/2013...........  $10.41779    $13.65949        8,717
   01/01/2014 to 12/31/2014...........  $13.65949    $15.85219       20,322
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
   01/01/2013 to 12/31/2013...........  $10.01604    $12.13798       25,309
   01/01/2014 to 12/31/2014...........  $12.13798    $12.79898       15,325

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
   01/01/2013 to 12/31/2013...........  $10.60403    $11.80510       62,149
   01/01/2014 to 12/31/2014...........  $11.80510    $12.28896       69,809
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
   01/01/2013 to 12/31/2013...........  $10.60940    $12.40140       76,556
   01/01/2014 to 12/31/2014...........  $12.40140    $12.94564      113,063
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234
   01/01/2013 to 12/31/2013...........  $11.04609    $12.51162       60,754
   01/01/2014 to 12/31/2014...........  $12.51162    $12.76388       78,261
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
   01/01/2013 to 12/31/2013...........  $10.65604    $14.85632       15,705
   01/01/2014 to 12/31/2014...........  $14.85632    $15.43593       19,852
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
   01/01/2013 to 12/31/2013...........  $13.13644    $17.58113       12,287
   01/01/2014 to 12/31/2014...........  $17.58113    $18.07191       13,769
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416
   01/01/2013 to 12/31/2013...........  $11.21832    $15.26149       17,249
   01/01/2014 to 12/31/2014...........  $15.26149    $15.90635       18,760

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
   01/01/2013 to 12/31/2013...........  $11.94592    $13.81861      463,674
   01/01/2014 to 12/31/2014...........  $13.81861    $14.48626      626,426
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
   01/01/2013 to 12/31/2013...........  $ 8.78643    $11.28190       43,112
   01/01/2014 to 12/31/2014...........  $11.28190    $12.00433      101,261
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
   01/01/2013 to 12/31/2013...........  $12.70117    $18.11188       40,364
   01/01/2014 to 12/31/2014...........  $18.11188    $19.42910       54,961
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869
   01/01/2013 to 12/31/2013...........  $10.52125    $12.01930       30,337
   01/01/2014 to 12/31/2014...........  $12.01930    $10.90540       40,792
AST TEMPLETON GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
   01/01/2013 to 12/31/2013...........  $12.93840    $12.32953       16,494
   01/01/2014 to 12/31/2014...........  $12.32953    $12.27550       29,219
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
   01/01/2013 to 12/31/2013...........  $ 9.56832    $11.41596       32,813
   01/01/2014 to 12/31/2014...........  $11.41596    $11.92516       51,705

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
   01/01/2013 to 12/31/2013...........  $12.39484    $12.08896       36,684
   01/01/2014 to 12/31/2014...........  $12.08896    $12.83064       48,572
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10395    $ 7.16664           0
   01/01/2009 to 12/31/2009...........  $ 7.16664    $ 8.75036       6,625
   01/01/2010 to 12/31/2010...........  $ 8.75036    $ 9.61939       6,364
   01/01/2011 to 12/31/2011...........  $ 9.61939    $ 9.19378       7,465
   01/01/2012 to 12/31/2012...........  $ 9.19378    $10.16082       8,157
   01/01/2013 to 12/31/2013...........  $10.16082    $10.97131       1,385
   01/01/2014 to 12/31/2014...........  $10.97131    $11.18347       6,608
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08802    $ 7.27132       4,344
   01/01/2009 to 12/31/2009...........  $ 7.27132    $ 9.00981       1,996
   01/01/2010 to 12/31/2010...........  $ 9.00981    $10.05863       2,586
   01/01/2011 to 12/31/2011...........  $10.05863    $ 9.88727       2,900
   01/01/2012 to 12/31/2012...........  $ 9.88727    $11.03232       2,818
   01/01/2013 to 12/31/2013...........  $11.03232    $12.62536           0
   01/01/2014 to 12/31/2014...........  $12.62536    $13.15313           0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14765    $ 7.01177           0
   01/01/2009 to 12/31/2009...........  $ 7.01177    $ 8.10814           0
   01/01/2010 to 12/31/2010...........  $ 8.10814    $ 9.06318           0
   01/01/2011 to 12/31/2011...........  $ 9.06318    $ 9.21655           0
   01/01/2012 to 05/04/2012...........  $ 9.21655    $10.00846           0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08599    $ 7.38927           0
   01/01/2009 to 12/31/2009...........  $ 7.38927    $ 8.94528           0
   01/01/2010 to 12/31/2010...........  $ 8.94528    $ 9.86436           0
   01/01/2011 to 12/31/2011...........  $ 9.86436    $ 9.56771           0
   01/01/2012 to 12/31/2012...........  $ 9.56771    $10.56555           0
   01/01/2013 to 12/31/2013...........  $10.56555    $12.20435           0
   01/01/2014 to 12/31/2014...........  $12.20435    $12.76411           0
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 9.15655           0
   01/01/2012 to 12/31/2012...........  $ 9.15655    $10.05939           0
   01/01/2013 to 12/31/2013...........  $10.05939    $10.94863           0
   01/01/2014 to 12/31/2014...........  $10.94863    $11.27593           0
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99849    $10.48806           0
   01/01/2014 to 12/31/2014...........  $10.48806    $10.66601           0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 9.37653           0
   01/01/2010 to 12/31/2010...........  $ 9.37653    $10.17996           0
   01/01/2011 to 12/31/2011...........  $10.17996    $10.95882           0
   01/01/2012 to 12/31/2012...........  $10.95882    $11.20758           0
   01/01/2013 to 12/31/2013...........  $11.20758    $10.92828           0
   01/01/2014 to 12/31/2014...........  $10.92828    $10.77922           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.03290        6,105
   01/01/2009 to 12/31/2009...........  $12.03290    $11.09949       15,731
   01/01/2010 to 12/31/2010...........  $11.09949    $12.11684        7,728
   01/01/2011 to 12/31/2011...........  $12.11684    $13.51263        7,728
   01/01/2012 to 12/31/2012...........  $13.51263    $14.02521        6,135
   01/01/2013 to 12/31/2013...........  $14.02521    $13.33768        7,087
   01/01/2014 to 12/31/2014...........  $13.33768    $13.44398        7,087
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.10174        8,121
   01/01/2009 to 12/31/2009...........  $12.10174    $10.96689        9,485
   01/01/2010 to 12/31/2010...........  $10.96689    $11.99103       13,335
   01/01/2011 to 12/31/2011...........  $11.99103    $13.65410            0
   01/01/2012 to 12/31/2012...........  $13.65410    $14.19109            0
   01/01/2013 to 12/31/2013...........  $14.19109    $13.26017            0
   01/01/2014 to 12/31/2014...........  $13.26017    $13.57445            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 8.78733            0
   01/01/2010 to 12/31/2010...........  $ 8.78733    $ 9.64967       16,750
   01/01/2011 to 12/31/2011...........  $ 9.64967    $11.24415            0
   01/01/2012 to 12/31/2012...........  $11.24415    $11.73723            0
   01/01/2013 to 12/31/2013...........  $11.73723    $10.77318            0
   01/01/2014 to 12/31/2014...........  $10.77318    $11.22894            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99799    $11.00652          873
   01/01/2011 to 12/31/2011...........  $11.00652    $13.00070        9,646
   01/01/2012 to 12/31/2012...........  $13.00070    $13.63134            0
   01/01/2013 to 12/31/2013...........  $13.63134    $12.44678            0
   01/01/2014 to 12/31/2014...........  $12.44678    $13.15927            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99849    $12.01851       15,225
   01/01/2012 to 12/31/2012...........  $12.01851    $12.48985       25,413
   01/01/2013 to 12/31/2013...........  $12.48985    $11.06789            0
   01/01/2014 to 12/31/2014...........  $11.06789    $11.99362            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99800    $10.39724        4,829
   01/01/2013 to 12/31/2013...........  $10.39724    $ 9.16722       51,684
   01/01/2014 to 12/31/2014...........  $ 9.16722    $10.13653       28,870
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99900    $ 8.74800            0
   01/01/2014 to 12/31/2014...........  $ 8.74800    $ 9.84236            0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99900    $11.30095            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14526    $10.29808            0
   01/01/2010 to 12/31/2010...........  $10.29808    $11.49876            0
   01/01/2011 to 12/31/2011...........  $11.49876    $10.62722            0
   01/01/2012 to 12/31/2012...........  $10.62722    $11.81471            0
   01/01/2013 to 12/31/2013...........  $11.81471    $15.24606            0
   01/01/2014 to 12/31/2014...........  $15.24606    $16.50578            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12055    $ 6.93669            0
   01/01/2009 to 12/31/2009...........  $ 6.93669    $ 8.53583            0
   01/01/2010 to 12/31/2010...........  $ 8.53583    $ 9.50184            0
   01/01/2011 to 12/31/2011...........  $ 9.50184    $ 9.10312            0
   01/01/2012 to 12/31/2012...........  $ 9.10312    $10.16400            0
   01/01/2013 to 12/31/2013...........  $10.16400    $12.24281            0
   01/01/2014 to 12/31/2014...........  $12.24281    $12.86132            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99849    $11.64623            0
   01/01/2014 to 12/31/2014...........  $11.64623    $12.99077            0
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37360    $ 6.59689            0
   01/01/2009 to 12/31/2009...........  $ 6.59689    $ 8.54514            0
   01/01/2010 to 12/31/2010...........  $ 8.54514    $10.79717            0
   01/01/2011 to 12/31/2011...........  $10.79717    $11.29999            0
   01/01/2012 to 12/31/2012...........  $11.29999    $12.79714            0
   01/01/2013 to 12/31/2013...........  $12.79714    $12.95833            0
   01/01/2014 to 12/31/2014...........  $12.95833    $16.65622            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $10.26292    $10.02457            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99849    $ 9.67816            0
   01/01/2014 to 12/31/2014...........  $ 9.67816    $ 9.98722            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11733    $ 6.82289       11,134
   01/01/2009 to 12/31/2009...........  $ 6.82289    $ 8.29675            0
   01/01/2010 to 12/31/2010...........  $ 8.29675    $ 9.31618            0
   01/01/2011 to 12/31/2011...........  $ 9.31618    $ 9.00962            0
   01/01/2012 to 12/31/2012...........  $ 9.00962    $ 9.78639        2,336
   01/01/2013 to 12/31/2013...........  $ 9.78639    $11.02685        1,061
   01/01/2014 to 12/31/2014...........  $11.02685    $11.16769        1,061
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10356    $ 7.49830            0
   01/01/2009 to 12/31/2009...........  $ 7.49830    $ 8.92512            0
   01/01/2010 to 12/31/2010...........  $ 8.92512    $ 9.93066            0
   01/01/2011 to 12/31/2011...........  $ 9.93066    $ 9.50955            0
   01/01/2012 to 12/31/2012...........  $ 9.50955    $10.60963            0
   01/01/2013 to 12/31/2013...........  $10.60963    $12.41950            0
   01/01/2014 to 12/31/2014...........  $12.41950    $12.89119            0
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99850    $ 7.46733            0
   01/01/2009 to 11/13/2009...........  $ 7.46733    $ 8.33949            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.73589        2,760
   01/01/2013 to 12/31/2013...........  $10.73589    $13.12050            0
   01/01/2014 to 12/31/2014...........  $13.12050    $13.29157            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99849    $10.80409            0
   01/01/2014 to 12/31/2014...........  $10.80409    $10.87933            0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17518    $ 6.10873            0
   01/01/2009 to 12/31/2009...........  $ 6.10873    $ 8.10294            0
   01/01/2010 to 12/31/2010...........  $ 8.10294    $ 9.56280            0
   01/01/2011 to 12/31/2011...........  $ 9.56280    $ 8.91628            0
   01/01/2012 to 12/31/2012...........  $ 8.91628    $11.10055            0
   01/01/2013 to 12/31/2013...........  $11.10055    $11.37283            0
   01/01/2014 to 12/31/2014...........  $11.37283    $12.72096            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08749    $ 6.61764            0
   01/01/2009 to 12/31/2009...........  $ 6.61764    $ 9.70713            0
   01/01/2010 to 12/31/2010...........  $ 9.70713    $10.51133            0
   01/01/2011 to 12/31/2011...........  $10.51133    $ 9.91228            0
   01/01/2012 to 12/31/2012...........  $ 9.91228    $11.65557            0
   01/01/2013 to 12/31/2013...........  $11.65557    $14.84719            0
   01/01/2014 to 02/07/2014...........  $14.84719    $14.60366            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.16540    $ 6.38454           0
   01/01/2009 to 12/31/2009...........  $ 6.38454    $ 7.47138           0
   01/01/2010 to 12/31/2010...........  $ 7.47138    $ 8.28096           0
   01/01/2011 to 12/31/2011...........  $ 8.28096    $ 7.68208           0
   01/01/2012 to 12/31/2012...........  $ 7.68208    $ 9.02579           0
   01/01/2013 to 12/31/2013...........  $ 9.02579    $11.83446           0
   01/01/2014 to 12/31/2014...........  $11.83446    $13.14540           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.19081    $ 6.55906           0
   01/01/2009 to 12/31/2009...........  $ 6.55906    $10.11672           0
   01/01/2010 to 12/31/2010...........  $10.11672    $11.90223           0
   01/01/2011 to 12/31/2011...........  $11.90223    $11.33841           0
   01/01/2012 to 12/31/2012...........  $11.33841    $13.31569           0
   01/01/2013 to 12/31/2013...........  $13.31569    $17.28268           0
   01/01/2014 to 12/31/2014...........  $17.28268    $18.92483           0
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08923    $ 7.60711           0
   01/01/2009 to 12/31/2009...........  $ 7.60711    $ 9.21533       3,344
   01/01/2010 to 12/31/2010...........  $ 9.21533    $10.09734         815
   01/01/2011 to 12/31/2011...........  $10.09734    $ 9.86393       1,379
   01/01/2012 to 12/31/2012...........  $ 9.86393    $10.66563       1,079
   01/01/2013 to 12/31/2013...........  $10.66563    $11.50030         309
   01/01/2014 to 12/31/2014...........  $11.50030    $11.74777       1,037
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03338    $ 7.63362           0
   01/01/2009 to 12/31/2009...........  $ 7.63362    $ 9.50718           0
   01/01/2010 to 12/31/2010...........  $ 9.50718    $11.83301           0
   01/01/2011 to 12/31/2011...........  $11.83301    $11.76964           0
   01/01/2012 to 12/31/2012...........  $11.76964    $13.36861           0
   01/01/2013 to 12/31/2013...........  $13.36861    $18.22040           0
   01/01/2014 to 12/31/2014...........  $18.22040    $19.17717           0
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.20683    $ 6.72004           0
   01/01/2009 to 12/31/2009...........  $ 6.72004    $ 7.80265           0
   01/01/2010 to 12/31/2010...........  $ 7.80265    $ 8.61419           0
   01/01/2011 to 12/31/2011...........  $ 8.61419    $ 8.41633           0
   01/01/2012 to 12/31/2012...........  $ 8.41633    $ 9.37066           0
   01/01/2013 to 12/31/2013...........  $ 9.37066    $12.38654           0
   01/01/2014 to 12/31/2014...........  $12.38654    $12.35098           0
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99850    $ 7.38620           0
   01/01/2009 to 12/31/2009...........  $ 7.38620    $ 9.83037           0
   01/01/2010 to 12/31/2010...........  $ 9.83037    $10.95488           0
   01/01/2011 to 12/31/2011...........  $10.95488    $11.09746           0
   01/01/2012 to 12/31/2012...........  $11.09746    $12.40731           0
   01/01/2013 to 12/31/2013...........  $12.40731    $13.05662           0
   01/01/2014 to 12/31/2014...........  $13.05662    $13.14740           0
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09763    $ 5.53501           0
   01/01/2009 to 12/31/2009...........  $ 5.53501    $ 7.35213           0
   01/01/2010 to 12/31/2010...........  $ 7.35213    $ 8.26511           0
   01/01/2011 to 12/31/2011...........  $ 8.26511    $ 7.06636           0
   01/01/2012 to 12/31/2012...........  $ 7.06636    $ 8.35084           0
   01/01/2013 to 12/31/2013...........  $ 8.35084    $ 9.76163           0
   01/01/2014 to 12/31/2014...........  $ 9.76163    $ 9.05479           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06506    $ 6.19823           0
   01/01/2009 to 12/31/2009...........  $ 6.19823    $ 7.94167           0
   01/01/2010 to 12/31/2010...........  $ 7.94167    $ 8.66176           0
   01/01/2011 to 12/31/2011...........  $ 8.66176    $ 7.43734           0
   01/01/2012 to 12/31/2012...........  $ 7.43734    $ 8.51983           0
   01/01/2013 to 12/31/2013...........  $ 8.51983    $ 9.99348           0
   01/01/2014 to 12/31/2014...........  $ 9.99348    $ 9.15424           0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11174    $ 7.13162           0
   01/01/2009 to 12/31/2009...........  $ 7.13162    $ 8.86931           0
   01/01/2010 to 12/31/2010...........  $ 8.86931    $ 9.91149           0
   01/01/2011 to 12/31/2011...........  $ 9.91149    $ 9.67629           0
   01/01/2012 to 12/31/2012...........  $ 9.67629    $10.79078           0
   01/01/2013 to 12/31/2013...........  $10.79078    $12.31982           0
   01/01/2014 to 12/31/2014...........  $12.31982    $12.86582           0
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08289    $ 6.38994           0
   01/01/2009 to 12/31/2009...........  $ 6.38994    $ 8.52506           0
   01/01/2010 to 12/31/2010...........  $ 8.52506    $ 8.97041           0
   01/01/2011 to 12/31/2011...........  $ 8.97041    $ 8.00175           0
   01/01/2012 to 12/31/2012...........  $ 8.00175    $ 9.57746           0
   01/01/2013 to 12/31/2013...........  $ 9.57746    $10.84802           0
   01/01/2014 to 12/31/2014...........  $10.84802    $ 9.97294           0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12771    $ 7.99996       3,983
   01/01/2009 to 12/31/2009...........  $ 7.99996    $ 9.58414       2,410
   01/01/2010 to 12/31/2010...........  $ 9.58414    $10.09878       2,955
   01/01/2011 to 12/31/2011...........  $10.09878    $ 9.93872       3,057
   01/01/2012 to 12/31/2012...........  $ 9.93872    $10.80394       3,038
   01/01/2013 to 12/31/2013...........  $10.80394    $11.77797         621
   01/01/2014 to 12/31/2014...........  $11.77797    $12.19416       1,864
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08388    $10.28832           0
   01/01/2010 to 12/31/2010...........  $10.28832    $11.24469           0
   01/01/2011 to 12/31/2011...........  $11.24469    $11.11385           0
   01/01/2012 to 12/31/2012...........  $11.11385    $12.56890           0
   01/01/2013 to 12/31/2013...........  $12.56890    $16.84433           0
   01/01/2014 to 12/31/2014...........  $16.84433    $18.11011           0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24634    $ 6.22258           0
   01/01/2009 to 12/31/2009...........  $ 6.22258    $ 7.29691           0
   01/01/2010 to 12/31/2010...........  $ 7.29691    $ 8.10718           0
   01/01/2011 to 12/31/2011...........  $ 8.10718    $ 7.62714           0
   01/01/2012 to 12/31/2012...........  $ 7.62714    $ 8.75296           0
   01/01/2013 to 12/31/2013...........  $ 8.75296    $12.01971           0
   01/01/2014 to 12/31/2014...........  $12.01971    $13.42365           0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13273    $ 6.23147           0
   01/01/2009 to 12/31/2009...........  $ 6.23147    $ 7.93905           0
   01/01/2010 to 12/31/2010...........  $ 7.93905    $ 9.33451           0
   01/01/2011 to 12/31/2011...........  $ 9.33451    $ 9.08145           0
   01/01/2012 to 12/31/2012...........  $ 9.08145    $10.00992           0
   01/01/2013 to 12/31/2013...........  $10.00992    $13.42638           0
   01/01/2014 to 12/31/2014...........  $13.42638    $14.57861           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01615    $ 7.71780           0
   01/01/2009 to 12/31/2009...........  $ 7.71780    $10.19986           0
   01/01/2010 to 12/31/2010...........  $10.19986    $11.35808           0
   01/01/2011 to 12/31/2011...........  $11.35808    $12.28631           0
   01/01/2012 to 12/31/2012...........  $12.28631    $12.77812           0
   01/01/2013 to 12/31/2013...........  $12.77812    $12.29501           0
   01/01/2014 to 12/31/2014...........  $12.29501    $12.84292           0
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11068    $ 7.18067           0
   01/01/2009 to 12/31/2009...........  $ 7.18067    $ 9.27153           0
   01/01/2010 to 12/31/2010...........  $ 9.27153    $10.19976           0
   01/01/2011 to 12/31/2011...........  $10.19976    $ 9.70101           0
   01/01/2012 to 12/31/2012...........  $ 9.70101    $11.72263           0
   01/01/2013 to 12/31/2013...........  $11.72263    $14.69034           0
   01/01/2014 to 12/31/2014...........  $14.69034    $14.94715           0
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13129    $ 6.93335           0
   01/01/2009 to 12/31/2009...........  $ 6.93335    $ 8.46192           0
   01/01/2010 to 12/31/2010...........  $ 8.46192    $ 9.37047           0
   01/01/2011 to 12/31/2011...........  $ 9.37047    $ 9.14583           0
   01/01/2012 to 12/31/2012...........  $ 9.14583    $10.51361           0
   01/01/2013 to 12/31/2013...........  $10.51361    $14.11178           0
   01/01/2014 to 12/31/2014...........  $14.11178    $15.06224           0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99850    $10.19036           0
   01/01/2013 to 12/31/2013...........  $10.19036    $13.45754           0
   01/01/2014 to 12/31/2014...........  $13.45754    $14.56310           0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23659    $ 6.71760           0
   01/01/2009 to 12/31/2009...........  $ 6.71760    $ 9.16033           0
   01/01/2010 to 12/31/2010...........  $ 9.16033    $11.11736           0
   01/01/2011 to 12/31/2011...........  $11.11736    $10.53894           0
   01/01/2012 to 12/31/2012...........  $10.53894    $12.25230           0
   01/01/2013 to 12/31/2013...........  $12.25230    $15.92928           0
   01/01/2014 to 12/31/2014...........  $15.92928    $17.98118           0
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99955    $10.04509           0
   01/01/2009 to 12/31/2009...........  $10.04509    $ 9.88700       3,357
   01/01/2010 to 12/31/2010...........  $ 9.88700    $ 9.70981           0
   01/01/2011 to 12/31/2011...........  $ 9.70981    $ 9.53571           0
   01/01/2012 to 12/31/2012...........  $ 9.53571    $ 9.36303           0
   01/01/2013 to 12/31/2013...........  $ 9.36303    $ 9.19288           0
   01/01/2014 to 12/31/2014...........  $ 9.19288    $ 9.02580           0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18454    $ 6.36646           0
   01/01/2009 to 12/31/2009...........  $ 6.36646    $ 8.79151           0
   01/01/2010 to 12/31/2010...........  $ 8.79151    $10.65479           0
   01/01/2011 to 12/31/2011...........  $10.65479    $10.20166           0
   01/01/2012 to 12/31/2012...........  $10.20166    $11.73173           0
   01/01/2013 to 12/31/2013...........  $11.73173    $16.35740           0
   01/01/2014 to 12/31/2014...........  $16.35740    $18.34902           0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02840    $10.06785           0
   01/01/2012 to 12/31/2012...........  $10.06785    $10.36637           0
   01/01/2013 to 12/31/2013...........  $10.36637    $ 9.88972           0
   01/01/2014 to 12/31/2014...........  $ 9.88972    $10.21030           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12579    $ 6.40164            0
   01/01/2009 to 12/31/2009...........  $ 6.40164    $ 8.15779            0
   01/01/2010 to 12/31/2010...........  $ 8.15779    $10.30649            0
   01/01/2011 to 12/31/2011...........  $10.30649    $10.29024            0
   01/01/2012 to 12/31/2012...........  $10.29024    $11.35405            0
   01/01/2013 to 12/31/2013...........  $11.35405    $14.78329            0
   01/01/2014 to 12/31/2014...........  $14.78329    $15.66713            0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06329    $ 6.53930            0
   01/01/2009 to 12/31/2009...........  $ 6.53930    $ 7.86926            0
   01/01/2010 to 12/31/2010...........  $ 7.86926    $ 9.29221            0
   01/01/2011 to 04/29/2011...........  $ 9.29221    $10.41690            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.31183            0
   01/01/2013 to 12/31/2013...........  $10.31183    $12.03955            0
   01/01/2014 to 12/31/2014...........  $12.03955    $12.42825            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10124    $ 5.56961            0
   01/01/2009 to 12/31/2009...........  $ 5.56961    $ 9.10580            0
   01/01/2010 to 12/31/2010...........  $ 9.10580    $10.93147            0
   01/01/2011 to 12/31/2011...........  $10.93147    $ 8.55733            0
   01/01/2012 to 12/31/2012...........  $ 8.55733    $ 9.90799            0
   01/01/2013 to 12/31/2013...........  $ 9.90799    $ 9.74958            0
   01/01/2014 to 12/31/2014...........  $ 9.74958    $ 9.12418            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00706    $ 9.66787            0
   01/01/2009 to 12/31/2009...........  $ 9.66787    $10.46317        6,916
   01/01/2010 to 12/31/2010...........  $10.46317    $10.67366            0
   01/01/2011 to 12/31/2011...........  $10.67366    $10.71554            0
   01/01/2012 to 12/31/2012...........  $10.71554    $11.01459            0
   01/01/2013 to 12/31/2013...........  $11.01459    $10.57949            0
   01/01/2014 to 12/31/2014...........  $10.57949    $10.37734            0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01461    $ 9.36846            0
   01/01/2009 to 12/31/2009...........  $ 9.36846    $10.71847        3,706
   01/01/2010 to 12/31/2010...........  $10.71847    $11.33604            0
   01/01/2011 to 12/31/2011...........  $11.33604    $11.48422            0
   01/01/2012 to 12/31/2012...........  $11.48422    $12.32649            0
   01/01/2013 to 12/31/2013...........  $12.32649    $11.88023            0
   01/01/2014 to 12/31/2014...........  $11.88023    $12.15803            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.05958    $ 8.12914       12,573
   01/01/2009 to 12/31/2009...........  $ 8.12914    $ 9.58079            0
   01/01/2010 to 12/31/2010...........  $ 9.58079    $10.40137        4,027
   01/01/2011 to 12/31/2011...........  $10.40137    $10.31451        6,812
   01/01/2012 to 12/31/2012...........  $10.31451    $11.17743       12,328
   01/01/2013 to 12/31/2013...........  $11.17743    $11.98537        3,530
   01/01/2014 to 12/31/2014...........  $11.98537    $12.44720       11,843
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01841    $10.06769            0
   01/01/2012 to 12/31/2012...........  $10.06769    $10.58738            0
   01/01/2013 to 12/31/2013...........  $10.58738    $10.15469            0
   01/01/2014 to 12/31/2014...........  $10.15469    $10.57452            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.15532    $ 6.34463       2,639
   01/01/2009 to 12/31/2009...........  $ 6.34463    $ 7.84746       5,700
   01/01/2010 to 12/31/2010...........  $ 7.84746    $ 9.17030       3,053
   01/01/2011 to 12/31/2011...........  $ 9.17030    $ 8.44447       3,758
   01/01/2012 to 12/31/2012...........  $ 8.44447    $ 9.36218       3,389
   01/01/2013 to 12/31/2013...........  $ 9.36218    $10.75724         981
   01/01/2014 to 12/31/2014...........  $10.75724    $11.53332       3,066
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.17592    $ 6.65612           0
   01/01/2009 to 12/31/2009...........  $ 6.65612    $ 7.96135           0
   01/01/2010 to 12/31/2010...........  $ 7.96135    $ 8.99312           0
   01/01/2011 to 12/31/2011...........  $ 8.99312    $ 9.13532           0
   01/01/2012 to 12/31/2012...........  $ 9.13532    $10.65579           0
   01/01/2013 to 12/31/2013...........  $10.65579    $13.85493           0
   01/01/2014 to 12/31/2014...........  $13.85493    $15.94482           0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 8.88986           0
   01/01/2012 to 12/31/2012...........  $ 8.88986    $ 9.87653           0
   01/01/2013 to 12/31/2013...........  $ 9.87653    $11.86912           0
   01/01/2014 to 12/31/2014...........  $11.86912    $12.41108           0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08105    $ 7.33826           0
   01/01/2009 to 12/31/2009...........  $ 7.33826    $ 8.89004         845
   01/01/2010 to 12/31/2010...........  $ 8.89004    $ 9.76900         521
   01/01/2011 to 12/31/2011...........  $ 9.76900    $ 9.41752         427
   01/01/2012 to 12/31/2012...........  $ 9.41752    $10.19690         492
   01/01/2013 to 12/31/2013...........  $10.19690    $11.25710         119
   01/01/2014 to 12/31/2014...........  $11.25710    $11.62067         420
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09923    $ 6.69002           0
   01/01/2009 to 12/31/2009...........  $ 6.69002    $ 8.33217       3,857
   01/01/2010 to 12/31/2010...........  $ 8.33217    $ 9.35429         940
   01/01/2011 to 12/31/2011...........  $ 9.35429    $ 8.96522       1,590
   01/01/2012 to 12/31/2012...........  $ 8.96522    $10.20193       1,245
   01/01/2013 to 12/31/2013...........  $10.20193    $11.82550         356
   01/01/2014 to 12/31/2014...........  $11.82550    $12.24138       1,196
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08200    $ 7.31629           0
   01/01/2009 to 12/31/2009...........  $ 7.31629    $ 9.15270         563
   01/01/2010 to 12/31/2010...........  $ 9.15270    $10.04800         347
   01/01/2011 to 12/31/2011...........  $10.04800    $ 9.53223         285
   01/01/2012 to 12/31/2012...........  $ 9.53223    $10.40121         328
   01/01/2013 to 12/31/2013...........  $10.40121    $11.68291          79
   01/01/2014 to 12/31/2014...........  $11.68291    $11.81897         280
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12595    $ 6.22880           0
   01/01/2009 to 12/31/2009...........  $ 6.22880    $ 8.11317           0
   01/01/2010 to 12/31/2010...........  $ 8.11317    $10.55827           0
   01/01/2011 to 12/31/2011...........  $10.55827    $ 9.00747           0
   01/01/2012 to 12/31/2012...........  $ 9.00747    $10.61886           0
   01/01/2013 to 12/31/2013...........  $10.61886    $14.68103           0
   01/01/2014 to 12/31/2014...........  $14.68103    $15.12653           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18954    $ 7.25288           0
   01/01/2009 to 12/31/2009...........  $ 7.25288    $ 9.53575           0
   01/01/2010 to 12/31/2010...........  $ 9.53575    $12.77229           0
   01/01/2011 to 12/31/2011...........  $12.77229    $12.41776           0
   01/01/2012 to 12/31/2012...........  $12.41776    $13.67631           0
   01/01/2013 to 12/31/2013...........  $13.67631    $18.15120           0
   01/01/2014 to 12/31/2014...........  $18.15120    $18.50211           0
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23196    $ 7.58670           0
   01/01/2009 to 12/31/2009...........  $ 7.58670    $ 9.46019           0
   01/01/2010 to 12/31/2010...........  $ 9.46019    $11.70297           0
   01/01/2011 to 12/31/2011...........  $11.70297    $10.80386           0
   01/01/2012 to 12/31/2012...........  $10.80386    $12.53362           0
   01/01/2013 to 12/31/2013...........  $12.53362    $16.90871           0
   01/01/2014 to 12/31/2014...........  $16.90871    $17.47615           0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09815    $ 7.70256       4,284
   01/01/2009 to 12/31/2009...........  $ 7.70256    $ 9.38822       1,969
   01/01/2010 to 12/31/2010...........  $ 9.38822    $10.28094       2,550
   01/01/2011 to 12/31/2011...........  $10.28094    $10.29471       2,860
   01/01/2012 to 12/31/2012...........  $10.29471    $11.47165       2,779
   01/01/2013 to 12/31/2013...........  $11.47165    $13.15941           0
   01/01/2014 to 12/31/2014...........  $13.15941    $13.68001           0
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24283    $ 6.26636           0
   01/01/2009 to 12/31/2009...........  $ 6.26636    $ 7.61660           0
   01/01/2010 to 12/31/2010...........  $ 7.61660    $ 8.46878           0
   01/01/2011 to 12/31/2011...........  $ 8.46878    $ 8.17880           0
   01/01/2012 to 12/31/2012...........  $ 8.17880    $ 9.41527           0
   01/01/2013 to 12/31/2013...........  $ 9.41527    $11.98853           0
   01/01/2014 to 12/31/2014...........  $11.98853    $12.64975           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10447    $ 6.60803           0
   01/01/2009 to 12/31/2009...........  $ 6.60803    $ 9.95094           0
   01/01/2010 to 12/31/2010...........  $ 9.95094    $11.31499           0
   01/01/2011 to 12/31/2011...........  $11.31499    $10.92140           0
   01/01/2012 to 12/31/2012...........  $10.92140    $12.60811           0
   01/01/2013 to 12/31/2013...........  $12.60811    $17.82920           0
   01/01/2014 to 12/31/2014...........  $17.82920    $18.96623           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18465    $ 5.55442           0
   01/01/2009 to 12/31/2009...........  $ 5.55442    $ 8.14473           0
   01/01/2010 to 12/31/2010...........  $ 8.14473    $ 9.63249           0
   01/01/2011 to 12/31/2011...........  $ 9.63249    $ 8.04678           0
   01/01/2012 to 12/31/2012...........  $ 8.04678    $ 8.18609           0
   01/01/2013 to 12/31/2013...........  $ 8.18609    $ 9.27366           0
   01/01/2014 to 12/31/2014...........  $ 9.27366    $ 8.34388           0
AST TEMPLETON GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.03812    $ 9.39367           0
   01/01/2009 to 12/31/2009...........  $ 9.39367    $10.34037           0
   01/01/2010 to 12/31/2010...........  $10.34037    $10.73569           0
   01/01/2011 to 12/31/2011...........  $10.73569    $10.97564           0
   01/01/2012 to 12/31/2012...........  $10.97564    $11.33906           0
   01/01/2013 to 12/31/2013...........  $11.33906    $10.71515           0
   01/01/2014 to 12/31/2014...........  $10.71515    $10.57908           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14022    $ 6.32737           0
   01/01/2009 to 12/31/2009...........  $ 6.32737    $ 7.97872           0
   01/01/2010 to 12/31/2010...........  $ 7.97872    $ 8.98034           0
   01/01/2011 to 12/31/2011...........  $ 8.98034    $ 8.51275           0
   01/01/2012 to 12/31/2012...........  $ 8.51275    $ 9.27789           0
   01/01/2013 to 12/31/2013...........  $ 9.27789    $10.97712           0
   01/01/2014 to 12/31/2014...........  $10.97712    $11.37095           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00824    $ 9.08213           0
   01/01/2009 to 12/31/2009...........  $ 9.08213    $ 9.95415           0
   01/01/2010 to 12/31/2010...........  $ 9.95415    $10.53555           0
   01/01/2011 to 12/31/2011...........  $10.53555    $10.96767           0
   01/01/2012 to 12/31/2012...........  $10.96767    $11.61375           0
   01/01/2013 to 12/31/2013...........  $11.61375    $11.23256           0
   01/01/2014 to 12/31/2014...........  $11.23256    $11.82234           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07806    $ 6.63531       4,577
   01/01/2009 to 12/31/2009...........  $ 6.63531    $ 8.47351       2,103
   01/01/2010 to 12/31/2010...........  $ 8.47351    $ 9.17161       2,724
   01/01/2011 to 12/31/2011...........  $ 9.17161    $ 8.85484       3,056
   01/01/2012 to 09/21/2012...........  $ 8.85484    $ 9.90806           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08894    $ 7.66234           0
   01/01/2009 to 12/31/2009...........  $ 7.66234    $ 9.14566           0
   01/01/2010 to 12/31/2010...........  $ 9.14566    $10.53862           0
   01/01/2011 to 12/31/2011...........  $10.53862    $11.06627           0
   01/01/2012 to 12/31/2012...........  $11.06627    $12.04467           0
   01/01/2013 to 12/31/2013...........  $12.04467    $15.19064           0
   01/01/2014 to 12/31/2014...........  $15.19064    $16.44013           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26796    $ 7.03399           0
   01/01/2009 to 12/31/2009...........  $ 7.03399    $ 9.03365           0
   01/01/2010 to 12/31/2010...........  $ 9.03365    $10.76678           0
   01/01/2011 to 12/31/2011...........  $10.76678    $11.15292           0
   01/01/2012 to 12/31/2012...........  $11.15292    $13.36984           0
   01/01/2013 to 12/31/2013...........  $13.36984    $18.36073           0
   01/01/2014 to 12/31/2014...........  $18.36073    $20.27350           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38565    $ 5.26569           0
   01/01/2009 to 12/31/2009...........  $ 5.26569    $ 5.94603           0
   01/01/2010 to 12/31/2010...........  $ 5.94603    $ 6.47619           0
   01/01/2011 to 12/31/2011...........  $ 6.47619    $ 5.47919           0
   01/01/2012 to 12/31/2012...........  $ 5.47919    $ 6.71000           0
   01/01/2013 to 12/31/2013...........  $ 6.71000    $ 8.70148           0
   01/01/2014 to 12/31/2014...........  $ 8.70148    $ 9.64694           0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15187    $ 8.32620           0
   01/01/2009 to 12/31/2009...........  $ 8.32620    $ 9.77371           0
   01/01/2010 to 12/31/2010...........  $ 9.77371    $ 9.86916           0
   01/01/2011 to 12/31/2011...........  $ 9.86916    $10.67018           0
   01/01/2012 to 12/31/2012...........  $10.67018    $12.29923           0
   01/01/2013 to 12/31/2013...........  $12.29923    $16.87715           0
   01/01/2014 to 12/31/2014...........  $16.87715    $20.49775           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16538    $ 6.08955         0
   01/01/2009 to 12/31/2009...........  $ 6.08955    $ 7.41970         0
   01/01/2010 to 12/31/2010...........  $ 7.41970    $ 9.01509         0
   01/01/2011 to 12/31/2011...........  $ 9.01509    $ 8.69362         0
   01/01/2012 to 12/31/2012...........  $ 8.69362    $ 9.88393         0
   01/01/2013 to 12/31/2013...........  $ 9.88393    $13.41052         0
   01/01/2014 to 12/31/2014...........  $13.41052    $13.90129         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11061    $ 6.70842         0
   01/01/2009 to 12/31/2009...........  $ 6.70842    $ 8.54497         0
   01/01/2010 to 12/31/2010...........  $ 8.54497    $ 9.49588         0
   01/01/2011 to 12/31/2011...........  $ 9.49588    $ 9.61554         0
   01/01/2012 to 12/31/2012...........  $ 9.61554    $10.64117         0
   01/01/2013 to 12/31/2013...........  $10.64117    $13.65174         0
   01/01/2014 to 12/31/2014...........  $13.65174    $15.13651         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24139    $ 6.26415         0
   01/01/2009 to 12/31/2009...........  $ 6.26415    $ 7.34766         0
   01/01/2010 to 12/31/2010...........  $ 7.34766    $ 8.14450         0
   01/01/2011 to 12/31/2011...........  $ 8.14450    $ 7.89453         0
   01/01/2012 to 12/31/2012...........  $ 7.89453    $ 8.94609         0
   01/01/2013 to 12/31/2013...........  $ 8.94609    $11.40930         0
   01/01/2014 to 12/31/2014...........  $11.40930    $12.37541         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07239    $ 6.19227         0
   01/01/2009 to 12/31/2009...........  $ 6.19227    $ 8.40939         0
   01/01/2010 to 12/31/2010...........  $ 8.40939    $10.60304         0
   01/01/2011 to 12/31/2011...........  $10.60304    $10.10944         0
   01/01/2012 to 12/31/2012...........  $10.10944    $11.45211         0
   01/01/2013 to 12/31/2013...........  $11.45211    $14.67640         0
   01/01/2014 to 12/31/2014...........  $14.67640    $15.25880         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18836    $ 6.45633         0
   01/01/2009 to 12/31/2009...........  $ 6.45633    $ 8.29598         0
   01/01/2010 to 12/31/2010...........  $ 8.29598    $ 9.81122         0
   01/01/2011 to 12/31/2011...........  $ 9.81122    $ 9.25529         0
   01/01/2012 to 12/31/2012...........  $ 9.25529    $10.59209         0
   01/01/2013 to 12/31/2013...........  $10.59209    $13.74419         0
   01/01/2014 to 12/31/2014...........  $13.74419    $14.86899         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25887    $ 5.51149         0
   01/01/2009 to 12/31/2009...........  $ 5.51149    $ 6.92096         0
   01/01/2010 to 12/31/2010...........  $ 6.92096    $ 8.47318         0
   01/01/2011 to 12/31/2011...........  $ 8.47318    $ 8.71466         0
   01/01/2012 to 12/31/2012...........  $ 8.71466    $10.02532         0
   01/01/2013 to 12/31/2013...........  $10.02532    $ 9.85224         0
   01/01/2014 to 12/31/2014...........  $ 9.85224    $12.09335         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11351    $ 6.80149         0
   01/01/2009 to 12/31/2009...........  $ 6.80149    $ 8.42557         0
   01/01/2010 to 12/31/2010...........  $ 8.42557    $10.40079         0
   01/01/2011 to 12/31/2011...........  $10.40079    $10.34305         0
   01/01/2012 to 12/31/2012...........  $10.34305    $11.42228         0
   01/01/2013 to 12/31/2013...........  $11.42228    $15.74849         0
   01/01/2014 to 12/31/2014...........  $15.74849    $15.79836         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22851    $ 7.17038         0
   01/01/2009 to 12/31/2009...........  $ 7.17038    $ 8.47653         0
   01/01/2010 to 12/31/2010...........  $ 8.47653    $10.16214         0
   01/01/2011 to 12/31/2011...........  $10.16214    $ 9.56846         0
   01/01/2012 to 12/31/2012...........  $ 9.56846    $10.91226         0
   01/01/2013 to 12/31/2013...........  $10.91226    $14.75072         0
   01/01/2014 to 12/31/2014...........  $14.75072    $15.32481         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27808    $ 7.25991         0
   01/01/2009 to 12/31/2009...........  $ 7.25991    $ 7.64985         0
   01/01/2010 to 12/31/2010...........  $ 7.64985    $ 8.68915         0
   01/01/2011 to 12/31/2011...........  $ 8.68915    $ 8.69092         0
   01/01/2012 to 12/31/2012...........  $ 8.69092    $ 9.94218         0
   01/01/2013 to 12/31/2013...........  $ 9.94218    $10.93970         0
   01/01/2014 to 12/31/2014...........  $10.93970    $10.80173         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09854    $ 7.20656         0
   01/01/2009 to 12/31/2009...........  $ 7.20656    $ 7.83528         0
   01/01/2010 to 12/31/2010...........  $ 7.83528    $ 8.15080         0
   01/01/2011 to 12/31/2011...........  $ 8.15080    $ 9.40429         0
   01/01/2012 to 12/31/2012...........  $ 9.40429    $ 9.24602         0
   01/01/2013 to 12/31/2013...........  $ 9.24602    $10.28659         0
   01/01/2014 to 12/31/2014...........  $10.28659    $12.71394         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.00%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.00%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39507    $10.97421     2,964,674
   01/01/2007 to 12/31/2007...........  $10.97421    $11.74849     4,498,823
   01/01/2008 to 12/31/2008...........  $11.74849    $ 7.85173     5,156,548
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274     5,429,944
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792     5,196,651
   01/01/2011 to 12/31/2011...........  $10.50792    $10.02826     4,502,954
   01/01/2012 to 12/31/2012...........  $10.02826    $11.06682     4,179,497
   01/01/2013 to 12/31/2013...........  $11.06682    $11.93203     3,714,936
   01/01/2014 to 12/31/2014...........  $11.93203    $12.14478     3,424,166
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14523    $10.63315       261,327
   01/01/2007 to 12/31/2007...........  $10.63315    $11.41460       877,204
   01/01/2008 to 12/31/2008...........  $11.41460    $ 7.85527     1,511,014
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908     2,166,656
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459     2,247,302
   01/01/2011 to 12/31/2011...........  $10.83459    $10.63439     1,860,010
   01/01/2012 to 12/31/2012...........  $10.63439    $11.84857     1,996,758
   01/01/2013 to 12/31/2013...........  $11.84857    $13.53958     2,019,006
   01/01/2014 to 12/31/2014...........  $13.53958    $14.08485     1,892,904
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71391    $11.80673        17,847
   01/01/2007 to 12/31/2007...........  $11.80673    $11.56160        34,485
   01/01/2008 to 12/31/2008...........  $11.56160    $ 7.39638        77,951
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022        93,171
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202        88,459
   01/01/2011 to 12/31/2011...........  $ 9.53202    $ 9.67915        85,223
   01/01/2012 to 05/04/2012...........  $ 9.67915    $10.50550             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34548    $10.86648     1,046,570
   01/01/2007 to 12/31/2007...........  $10.86648    $11.61914     1,857,184
   01/01/2008 to 12/31/2008...........  $11.61914    $ 8.12177     2,749,996
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762     5,945,452
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044     5,652,783
   01/01/2011 to 12/31/2011...........  $10.81044    $10.46997     5,046,150
   01/01/2012 to 12/31/2012...........  $10.46997    $11.54487     4,764,301
   01/01/2013 to 12/31/2013...........  $11.54487    $13.31596     4,304,492
   01/01/2014 to 12/31/2014...........  $13.31596    $13.90632     4,000,044
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99783    $ 9.14700     2,561,870
   01/01/2012 to 12/31/2012...........  $ 9.14700    $10.03408     2,379,956
   01/01/2013 to 12/31/2013...........  $10.03408    $10.90494     2,212,214
   01/01/2014 to 12/31/2014...........  $10.90494    $11.21444     2,015,807
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $10.47749        26,572
   01/01/2014 to 12/31/2014...........  $10.47749    $10.63953        36,666

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266            0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987            0
   01/01/2011 to 12/31/2011...........  $10.14987    $10.91038            0
   01/01/2012 to 12/31/2012...........  $10.91038    $11.14161            0
   01/01/2013 to 12/31/2013...........  $11.14161    $10.84804            0
   01/01/2014 to 12/31/2014...........  $10.84804    $10.68438            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642       62,697
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804       84,267
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476       34,821
   01/01/2011 to 12/31/2011...........  $12.06476    $13.43484       16,829
   01/01/2012 to 12/31/2012...........  $13.43484    $13.92390       13,819
   01/01/2013 to 12/31/2013...........  $13.92390    $13.22183       11,840
   01/01/2014 to 12/31/2014...........  $13.22183    $13.30767        6,204
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513       91,073
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579       85,471
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948       65,479
   01/01/2011 to 12/31/2011...........  $11.93948    $13.57548       53,824
   01/01/2012 to 12/31/2012...........  $13.57548    $14.08871       36,382
   01/01/2013 to 12/31/2013...........  $14.08871    $13.14508       32,317
   01/01/2014 to 12/31/2014...........  $13.14508    $13.43680        7,974
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441        7,864
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130       76,880
   01/01/2011 to 12/31/2011...........  $ 9.62130    $11.19462       26,646
   01/01/2012 to 12/31/2012...........  $11.19462    $11.66835            0
   01/01/2013 to 12/31/2013...........  $11.66835    $10.69415            0
   01/01/2014 to 12/31/2014...........  $10.69415    $11.13020            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032      105,601
   01/01/2011 to 12/31/2011...........  $10.99032    $12.96252       48,721
   01/01/2012 to 12/31/2012...........  $12.96252    $13.57145        6,233
   01/01/2013 to 12/31/2013...........  $13.57145    $12.37384            0
   01/01/2014 to 12/31/2014...........  $12.37384    $13.06296            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99837    $12.00089       82,356
   01/01/2012 to 12/31/2012...........  $12.00089    $12.45321       94,433
   01/01/2013 to 12/31/2013...........  $12.45321    $11.01920            0
   01/01/2014 to 12/31/2014...........  $11.01920    $11.92330          507
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99784    $10.38193       88,302
   01/01/2013 to 12/31/2013...........  $10.38193    $ 9.14025      205,462
   01/01/2014 to 12/31/2014...........  $ 9.14025    $10.09182      108,397
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99891    $ 8.73519      114,189
   01/01/2014 to 12/31/2014...........  $ 8.73519    $ 9.81343       79,453
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99891    $11.28431       28,239
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615            0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968        3,609
   01/01/2011 to 12/31/2011...........  $11.47968    $10.59405        5,291
   01/01/2012 to 12/31/2012...........  $10.59405    $11.76047        5,622
   01/01/2013 to 12/31/2013...........  $11.76047    $15.15374        3,623
   01/01/2014 to 12/31/2014...........  $15.15374    $16.38173        3,602

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51414    $11.15035     3,020,338
   01/01/2007 to 12/31/2007...........  $11.15035    $11.99410     4,800,837
   01/01/2008 to 12/31/2008...........  $11.99410    $ 7.65036     5,333,371
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019     7,061,251
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844     7,048,991
   01/01/2011 to 12/31/2011...........  $10.44844    $ 9.99527     5,733,047
   01/01/2012 to 12/31/2012...........  $ 9.99527    $11.14375     5,794,095
   01/01/2013 to 12/31/2013...........  $11.14375    $13.40316     5,561,564
   01/01/2014 to 12/31/2014...........  $13.40316    $14.05954     5,159,637
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99837    $11.63153        31,921
   01/01/2014 to 12/31/2014...........  $11.63153    $12.95539        33,950
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.13532    $16.06675        14,159
   01/01/2007 to 12/31/2007...........  $16.06675    $12.60975        76,450
   01/01/2008 to 12/31/2008...........  $12.60975    $ 8.02896        75,117
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472        87,073
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236        94,967
   01/01/2011 to 12/31/2011...........  $13.10236    $13.69242        82,479
   01/01/2012 to 12/31/2012...........  $13.69242    $15.48378        75,109
   01/01/2013 to 12/31/2013...........  $15.48378    $15.65571        74,990
   01/01/2014 to 12/31/2014...........  $15.65571    $20.09379        62,999
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24045    $11.74897         6,057
   01/01/2007 to 12/31/2007...........  $11.74897    $ 9.47088        57,788
   01/01/2008 to 07/18/2008...........  $ 9.47088    $ 8.66249             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $ 9.66843             0
   01/01/2014 to 12/31/2014...........  $ 9.66843    $ 9.96248             0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04545    $10.55436       156,541
   01/01/2007 to 12/31/2007...........  $10.55436    $11.23166       409,967
   01/01/2008 to 12/31/2008...........  $11.23166    $ 7.21381       688,157
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       959,767
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       988,494
   01/01/2011 to 12/31/2011...........  $ 9.82091    $ 9.48371       824,369
   01/01/2012 to 12/31/2012...........  $ 9.48371    $10.28626       894,329
   01/01/2013 to 12/31/2013...........  $10.28626    $11.57315       804,851
   01/01/2014 to 12/31/2014...........  $11.57315    $11.70382       732,549
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088        11,709
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312       114,516
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157       116,182
   01/01/2011 to 12/31/2011...........  $ 9.89157    $ 9.45811       119,039
   01/01/2012 to 12/31/2012...........  $ 9.45811    $10.53678       152,023
   01/01/2013 to 12/31/2013...........  $10.53678    $12.31616       199,850
   01/01/2014 to 12/31/2014...........  $12.31616    $12.76514       194,615
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235        40,879
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.72518       759,424
   01/01/2013 to 12/31/2013...........  $10.72518    $13.08809       715,493
   01/01/2014 to 12/31/2014...........  $13.08809    $13.23926       669,670

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99837    $10.79329       44,924
   01/01/2014 to 12/31/2014...........  $10.79329    $10.85243       48,587
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468        4,200
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576        8,784
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851       10,875
   01/01/2011 to 12/31/2011...........  $ 9.52851    $ 8.87118        7,211
   01/01/2012 to 12/31/2012...........  $ 8.87118    $11.02821        9,204
   01/01/2013 to 12/31/2013...........  $11.02821    $11.28195       16,945
   01/01/2014 to 12/31/2014...........  $11.28195    $12.60075        4,157
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.23457    $11.57079        6,888
   01/01/2007 to 12/31/2007...........  $11.57079    $12.92987       16,007
   01/01/2008 to 12/31/2008...........  $12.92987    $ 7.57143       17,301
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988       49,111
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104       51,553
   01/01/2011 to 12/31/2011...........  $11.99104    $11.29110       28,018
   01/01/2012 to 12/31/2012...........  $11.29110    $13.25718       28,254
   01/01/2013 to 12/31/2013...........  $13.25718    $16.86244       44,894
   01/01/2014 to 02/07/2014...........  $16.86244    $16.58333            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64625    $11.77136        9,710
   01/01/2007 to 12/31/2007...........  $11.77136    $12.13101      238,497
   01/01/2008 to 12/31/2008...........  $12.13101    $ 7.05356      228,304
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220      395,031
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197      368,229
   01/01/2011 to 12/31/2011...........  $ 9.12197    $ 8.44979      366,589
   01/01/2012 to 12/31/2012...........  $ 8.44979    $ 9.91302      308,988
   01/01/2013 to 12/31/2013...........  $ 9.91302    $12.97859      311,948
   01/01/2014 to 12/31/2014...........  $12.97859    $14.39506      174,537
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11533    $10.99262       10,786
   01/01/2007 to 12/31/2007...........  $10.99262    $12.86093       31,283
   01/01/2008 to 12/31/2008...........  $12.86093    $ 7.46504       38,476
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714       50,576
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650       53,437
   01/01/2011 to 12/31/2011...........  $13.50650    $12.84773       41,030
   01/01/2012 to 12/31/2012...........  $12.84773    $15.06598       43,172
   01/01/2013 to 12/31/2013...........  $15.06598    $19.52547       45,442
   01/01/2014 to 12/31/2014...........  $19.52547    $21.34921       47,294
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959      116,091
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270      375,735
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774      363,119
   01/01/2011 to 12/31/2011...........  $10.05774    $ 9.81078      361,319
   01/01/2012 to 12/31/2012...........  $ 9.81078    $10.59247      296,148
   01/01/2013 to 12/31/2013...........  $10.59247    $11.40471      253,191
   01/01/2014 to 12/31/2014...........  $11.40471    $11.63291      231,002
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852        2,952
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684       12,889
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052       51,389
   01/01/2011 to 12/31/2011...........  $11.79052    $11.71022       18,168
   01/01/2012 to 12/31/2012...........  $11.71022    $13.28156       20,688
   01/01/2013 to 12/31/2013...........  $13.28156    $18.07502       77,722
   01/01/2014 to 12/31/2014...........  $18.07502    $18.99611       44,190

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.53987    $12.75305        29,526
   01/01/2007 to 12/31/2007...........  $12.75305    $12.64902       189,557
   01/01/2008 to 12/31/2008...........  $12.64902    $ 7.77505       155,958
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434       156,120
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724       144,108
   01/01/2011 to 12/31/2011...........  $ 9.93724    $ 9.69471       143,677
   01/01/2012 to 12/31/2012...........  $ 9.69471    $10.77810       135,757
   01/01/2013 to 12/31/2013...........  $10.77810    $14.22606       132,909
   01/01/2014 to 12/31/2014...........  $14.22606    $14.16445       131,096
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.08544    $10.63693        11,024
   01/01/2007 to 12/31/2007...........  $10.63693    $10.68590        18,825
   01/01/2008 to 12/31/2008...........  $10.68590    $ 7.80022        25,367
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610        46,663
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495        41,207
   01/01/2011 to 12/31/2011...........  $11.53495    $11.66806        48,460
   01/01/2012 to 12/31/2012...........  $11.66806    $13.02596        53,505
   01/01/2013 to 12/31/2013...........  $13.02596    $13.68754        48,598
   01/01/2014 to 12/31/2014...........  $13.68754    $13.76235        44,179
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99189    $10.58416        15,051
   01/01/2007 to 12/31/2007...........  $10.58416    $12.35238        90,346
   01/01/2008 to 12/31/2008...........  $12.35238    $ 6.02671       133,364
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362       156,357
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315       142,792
   01/01/2011 to 12/31/2011...........  $ 8.97315    $ 7.66043       116,530
   01/01/2012 to 12/31/2012...........  $ 7.66043    $ 9.03951        96,195
   01/01/2013 to 12/31/2013...........  $ 9.03951    $10.55122        75,763
   01/01/2014 to 12/31/2014...........  $10.55122    $ 9.77282        66,655
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01004    $10.84662        35,107
   01/01/2007 to 12/31/2007...........  $10.84662    $12.52596        92,306
   01/01/2008 to 12/31/2008...........  $12.52596    $ 6.87641        99,523
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761        94,195
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113        88,078
   01/01/2011 to 12/31/2011...........  $ 9.58113    $ 8.21462        78,075
   01/01/2012 to 12/31/2012...........  $ 8.21462    $ 9.39636        75,787
   01/01/2013 to 12/31/2013...........  $ 9.39636    $11.00543        74,168
   01/01/2014 to 12/31/2014...........  $11.00543    $10.06627        61,656
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083     4,682,502
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692     2,124,345
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549     1,168,165
   01/01/2011 to 12/31/2011...........  $12.68549    $13.98483     3,388,371
   01/01/2012 to 12/31/2012...........  $13.98483    $14.99920     1,858,678
   01/01/2013 to 12/31/2013...........  $14.99920    $14.23708     1,055,361
   01/01/2014 to 12/31/2014...........  $14.23708    $14.89713       967,866
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455        39,125
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741       128,171
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243       141,753
   01/01/2011 to 12/31/2011...........  $ 9.87243    $ 9.62404       124,364
   01/01/2012 to 12/31/2012...........  $ 9.62404    $10.71671       140,104
   01/01/2013 to 12/31/2013...........  $10.71671    $12.21717       128,730
   01/01/2014 to 12/31/2014...........  $12.21717    $12.73989       126,433

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10914    $12.79052       46,067
   01/01/2007 to 12/31/2007...........  $12.79052    $13.72201       88,420
   01/01/2008 to 12/31/2008...........  $13.72201    $ 7.88578      116,313
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517      143,651
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780      129,026
   01/01/2011 to 12/31/2011...........  $11.03780    $ 9.83134      125,803
   01/01/2012 to 12/31/2012...........  $ 9.83134    $11.74996      124,436
   01/01/2013 to 12/31/2013...........  $11.74996    $13.28916      139,693
   01/01/2014 to 12/31/2014...........  $13.28916    $12.19916      111,250
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.93985    $11.54409       16,048
   01/01/2007 to 12/31/2007...........  $11.54409    $11.53629      128,261
   01/01/2008 to 12/31/2008...........  $11.53629    $ 9.31756      386,053
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647      582,874
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786      603,595
   01/01/2011 to 12/31/2011...........  $11.72786    $11.52499      480,501
   01/01/2012 to 12/31/2012...........  $11.52499    $12.50989      437,810
   01/01/2013 to 12/31/2013...........  $12.50989    $13.61768      390,388
   01/01/2014 to 12/31/2014...........  $13.61768    $14.07806      349,861
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632        1,364
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592          874
   01/01/2011 to 12/31/2011...........  $11.22592    $11.07902       16,790
   01/01/2012 to 12/31/2012...........  $11.07902    $12.51096       21,265
   01/01/2013 to 12/31/2013...........  $12.51096    $16.74199       27,850
   01/01/2014 to 12/31/2014...........  $16.74199    $17.97368       57,774
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07993    $12.22726       47,535
   01/01/2007 to 12/31/2007...........  $12.22726    $11.62816       52,330
   01/01/2008 to 12/31/2008...........  $11.62816    $ 6.66999       71,598
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007       69,788
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458       56,880
   01/01/2011 to 12/31/2011...........  $ 8.66458    $ 8.13952       55,857
   01/01/2012 to 12/31/2012...........  $ 8.13952    $ 9.32719       61,834
   01/01/2013 to 12/31/2013...........  $ 9.32719    $12.78940       74,301
   01/01/2014 to 12/31/2014...........  $12.78940    $14.26226       65,264
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15276    $11.43214       74,326
   01/01/2007 to 12/31/2007...........  $11.43214    $12.88395      154,005
   01/01/2008 to 12/31/2008...........  $12.88395    $ 7.11622      179,095
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285      209,647
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849      194,264
   01/01/2011 to 12/31/2011...........  $10.62849    $10.32516      172,784
   01/01/2012 to 12/31/2012...........  $10.32516    $11.36411      148,698
   01/01/2013 to 12/31/2013...........  $11.36411    $15.22043      139,121
   01/01/2014 to 12/31/2014...........  $15.22043    $16.50219      117,477
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.21082    $10.68176       23,977
   01/01/2007 to 12/31/2007...........  $10.68176    $11.10865       99,091
   01/01/2008 to 12/31/2008...........  $11.10865    $ 8.35835       89,519
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009       94,110
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448       87,418
   01/01/2011 to 12/31/2011...........  $12.26448    $13.24736       91,403
   01/01/2012 to 12/31/2012...........  $13.24736    $13.75731       93,149
   01/01/2013 to 12/31/2013...........  $13.75731    $13.21768       91,572
   01/01/2014 to 12/31/2014...........  $13.21768    $13.78643       91,673

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.44442    $12.73424       16,129
   01/01/2007 to 12/31/2007...........  $12.73424    $13.65679       42,636
   01/01/2008 to 12/31/2008...........  $13.65679    $ 8.83785       67,057
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455       69,641
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694       66,775
   01/01/2011 to 12/31/2011...........  $12.51694    $11.88737       55,650
   01/01/2012 to 12/31/2012...........  $11.88737    $14.34349       40,643
   01/01/2013 to 12/31/2013...........  $14.34349    $17.94830       44,837
   01/01/2014 to 12/31/2014...........  $17.94830    $18.23517       52,833
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05617    $11.53646        6,886
   01/01/2007 to 12/31/2007...........  $11.53646    $13.01784       49,895
   01/01/2008 to 12/31/2008...........  $13.01784    $ 8.12919       47,298
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685       49,466
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423       54,189
   01/01/2011 to 12/31/2011...........  $10.95423    $10.67597       33,720
   01/01/2012 to 12/31/2012...........  $10.67597    $12.25442       35,109
   01/01/2013 to 12/31/2013...........  $12.25442    $16.42420       55,647
   01/01/2014 to 12/31/2014...........  $16.42420    $17.50473       24,629
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99838    $10.18480            0
   01/01/2013 to 12/31/2013...........  $10.18480    $13.43053        8,046
   01/01/2014 to 12/31/2014...........  $13.43053    $14.51254        8,125
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05873    $11.56440        3,419
   01/01/2007 to 12/31/2007...........  $11.56440    $11.64848       15,255
   01/01/2008 to 12/31/2008...........  $11.64848    $ 7.06599       20,070
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124       20,667
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953       22,107
   01/01/2011 to 12/31/2011...........  $11.65953    $11.03672       14,167
   01/01/2012 to 12/31/2012...........  $11.03672    $12.81203       10,373
   01/01/2013 to 12/31/2013...........  $12.81203    $16.63249        9,196
   01/01/2014 to 12/31/2014...........  $16.63249    $18.74732        1,694
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99955    $10.18783       53,526
   01/01/2007 to 12/31/2007...........  $10.18783    $10.47687       61,563
   01/01/2008 to 12/31/2008...........  $10.47687    $10.52918      273,830
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785      586,507
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728      315,255
   01/01/2011 to 12/31/2011...........  $10.14728    $ 9.95080      345,766
   01/01/2012 to 12/31/2012...........  $ 9.95080    $ 9.75612      341,542
   01/01/2013 to 12/31/2013...........  $ 9.75612    $ 9.56479      140,008
   01/01/2014 to 12/31/2014...........  $ 9.56479    $ 9.37722       87,534
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.66544    $11.78698       22,317
   01/01/2007 to 12/31/2007...........  $11.78698    $11.92093       51,226
   01/01/2008 to 12/31/2008...........  $11.92093    $ 6.74815       54,087
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482       64,787
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042       54,472
   01/01/2011 to 12/31/2011...........  $11.26042    $10.76561       53,309
   01/01/2012 to 12/31/2012...........  $10.76561    $12.36201       56,155
   01/01/2013 to 12/31/2013...........  $12.36201    $17.21092       74,684
   01/01/2014 to 12/31/2014...........  $17.21092    $19.27797       66,820
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02828    $10.06526        1,126
   01/01/2012 to 12/31/2012...........  $10.06526    $10.34839       59,585
   01/01/2013 to 12/31/2013...........  $10.34839    $ 9.85789       10,265
   01/01/2014 to 12/31/2014...........  $ 9.85789    $10.16237       11,950

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.37076    $12.64173        11,584
   01/01/2007 to 12/31/2007...........  $12.64173    $15.14430       113,400
   01/01/2008 to 12/31/2008...........  $15.14430    $ 8.43558       120,168
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369       134,535
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107       171,807
   01/01/2011 to 12/31/2011...........  $13.54107    $13.49978       132,082
   01/01/2012 to 12/31/2012...........  $13.49978    $14.87354       113,107
   01/01/2013 to 12/31/2013...........  $14.87354    $19.33726       125,672
   01/01/2014 to 12/31/2014...........  $19.33726    $20.46318       115,458
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50804    $10.86446        18,875
   01/01/2007 to 12/31/2007...........  $10.86446    $12.64347        24,119
   01/01/2008 to 12/31/2008...........  $12.64347    $ 7.12239        25,973
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827        34,175
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108        32,545
   01/01/2011 to 04/29/2011...........  $10.09108    $11.30707             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.30158        81,008
   01/01/2013 to 12/31/2013...........  $10.30158    $12.00993        68,106
   01/01/2014 to 12/31/2014...........  $12.00993    $12.37947        64,156
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591        19,671
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638       170,536
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213       190,362
   01/01/2011 to 12/31/2011...........  $10.89213    $ 8.51405       147,056
   01/01/2012 to 12/31/2012...........  $ 8.51405    $ 9.84347       149,372
   01/01/2013 to 12/31/2013...........  $ 9.84347    $ 9.67202       164,692
   01/01/2014 to 12/31/2014...........  $ 9.67202    $ 9.03829        66,829
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03889    $10.20929         4,598
   01/01/2007 to 12/31/2007...........  $10.20929    $10.68853        21,760
   01/01/2008 to 12/31/2008...........  $10.68853    $10.59575       102,544
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066       146,216
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376       163,847
   01/01/2011 to 12/31/2011...........  $11.66376    $11.69252       206,500
   01/01/2012 to 12/31/2012...........  $11.69252    $12.00101       213,959
   01/01/2013 to 12/31/2013...........  $12.00101    $11.50979       191,217
   01/01/2014 to 12/31/2014...........  $11.50979    $11.27327       164,606
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97103    $10.28172        64,090
   01/01/2007 to 12/31/2007...........  $10.28172    $10.91649       226,167
   01/01/2008 to 12/31/2008...........  $10.91649    $10.46055       275,747
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037       589,127
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027       690,427
   01/01/2011 to 12/31/2011...........  $12.62027    $12.76640       619,970
   01/01/2012 to 12/31/2012...........  $12.76640    $13.68232       590,891
   01/01/2013 to 12/31/2013...........  $13.68232    $13.16753       496,719
   01/01/2014 to 12/31/2014...........  $13.16753    $13.45558       363,693
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19670    $10.62171       193,286
   01/01/2007 to 12/31/2007...........  $10.62171    $11.32027       462,408
   01/01/2008 to 12/31/2008...........  $11.32027    $ 8.93562     1,347,367
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580     3,387,171
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953     3,342,275
   01/01/2011 to 12/31/2011...........  $11.39953    $11.28767     3,067,168
   01/01/2012 to 12/31/2012...........  $11.28767    $12.21401     2,917,636
   01/01/2013 to 12/31/2013...........  $12.21401    $13.07757     2,580,011
   01/01/2014 to 12/31/2014...........  $13.07757    $13.56155     2,231,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01829    $10.06516             0
   01/01/2012 to 12/31/2012...........  $10.06516    $10.56916         2,546
   01/01/2013 to 12/31/2013...........  $10.56916    $10.12224        25,952
   01/01/2014 to 12/31/2014...........  $10.12224    $10.52520        31,880
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16515    $10.45581       171,825
   01/01/2007 to 12/31/2007...........  $10.45581    $11.42010       733,717
   01/01/2008 to 12/31/2008...........  $11.42010    $ 6.63806     1,046,795
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841     1,894,696
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644     1,969,413
   01/01/2011 to 12/31/2011...........  $ 9.56644    $ 8.79623     1,363,057
   01/01/2012 to 12/31/2012...........  $ 8.79623    $ 9.73774     1,518,836
   01/01/2013 to 12/31/2013...........  $ 9.73774    $11.17223     1,352,995
   01/01/2014 to 12/31/2014...........  $11.17223    $11.96055     1,315,331
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64027    $11.45078         3,096
   01/01/2007 to 12/31/2007...........  $11.45078    $11.45877        20,820
   01/01/2008 to 12/31/2008...........  $11.45877    $ 6.88447        38,550
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238        47,462
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431        44,819
   01/01/2011 to 12/31/2011...........  $ 9.27431    $ 9.40705        44,044
   01/01/2012 to 12/31/2012...........  $ 9.40705    $10.95646        38,467
   01/01/2013 to 12/31/2013...........  $10.95646    $14.22503        48,287
   01/01/2014 to 12/31/2014...........  $14.22503    $16.34662        65,598
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99837    $ 8.88098             0
   01/01/2012 to 12/31/2012...........  $ 8.88098    $ 9.85218             0
   01/01/2013 to 12/31/2013...........  $ 9.85218    $11.82239             0
   01/01/2014 to 12/31/2014...........  $11.82239    $12.34402             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101       379,551
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828       876,771
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060       889,197
   01/01/2011 to 12/31/2011...........  $ 9.73060    $ 9.36678       787,948
   01/01/2012 to 12/31/2012...........  $ 9.36678    $10.12706       845,384
   01/01/2013 to 12/31/2013...........  $10.12706    $11.16345       668,051
   01/01/2014 to 12/31/2014...........  $11.16345    $11.50703       580,591
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342       165,849
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169       485,836
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755       486,292
   01/01/2011 to 12/31/2011...........  $ 9.31755    $ 8.91687       359,184
   01/01/2012 to 12/31/2012...........  $ 8.91687    $10.13196       440,636
   01/01/2013 to 12/31/2013...........  $10.13196    $11.72716       410,475
   01/01/2014 to 12/31/2014...........  $11.72716    $12.12172       371,390
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.46891    $11.06202        21,122
   01/01/2007 to 12/31/2007...........  $11.06202    $11.81124        72,333
   01/01/2008 to 12/31/2008...........  $11.81124    $ 8.08343       191,148
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749       362,933
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899       463,819
   01/01/2011 to 12/31/2011...........  $11.06899    $10.48542       379,473
   01/01/2012 to 12/31/2012...........  $10.48542    $11.42439       363,125
   01/01/2013 to 12/31/2013...........  $11.42439    $12.81333       344,648
   01/01/2014 to 12/31/2014...........  $12.81333    $12.94343       325,280

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.18344    $12.09814         7,642
   01/01/2007 to 12/31/2007...........  $12.09814    $13.18937        21,648
   01/01/2008 to 12/31/2008...........  $13.18937    $ 7.22906        19,587
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232        35,432
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815        33,322
   01/01/2011 to 12/31/2011...........  $12.21815    $10.40817        61,481
   01/01/2012 to 12/31/2012...........  $10.40817    $12.25201        64,255
   01/01/2013 to 12/31/2013...........  $12.25201    $16.91414        63,124
   01/01/2014 to 12/31/2014...........  $16.91414    $17.40177        54,000
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90486    $ 9.89252         7,429
   01/01/2007 to 12/31/2007...........  $ 9.89252    $10.39092         7,373
   01/01/2008 to 12/31/2008...........  $10.39092    $ 6.62159        11,829
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297        21,177
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640        12,981
   01/01/2011 to 12/31/2011...........  $11.62640    $11.28700        14,569
   01/01/2012 to 12/31/2012...........  $11.28700    $12.41265        14,922
   01/01/2013 to 12/31/2013...........  $12.41265    $16.44967        15,992
   01/01/2014 to 12/31/2014...........  $16.44967    $16.74306        16,073
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.95952    $12.49653        27,594
   01/01/2007 to 12/31/2007...........  $12.49653    $11.56307        69,073
   01/01/2008 to 12/31/2008...........  $11.56307    $ 7.96731        96,050
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002       100,896
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369        88,868
   01/01/2011 to 12/31/2011...........  $12.25369    $11.29575        81,692
   01/01/2012 to 12/31/2012...........  $11.29575    $13.08511        72,140
   01/01/2013 to 12/31/2013...........  $13.08511    $17.62661        68,000
   01/01/2014 to 12/31/2014...........  $17.62661    $18.19129        55,807
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70312    $11.38999        21,370
   01/01/2007 to 12/31/2007...........  $11.38999    $11.87148       806,006
   01/01/2008 to 12/31/2008...........  $11.87148    $ 8.61898     1,103,798
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975     1,351,433
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036     1,375,810
   01/01/2011 to 12/31/2011...........  $11.47036    $11.46887     1,177,868
   01/01/2012 to 12/31/2012...........  $11.46887    $12.76116     1,287,000
   01/01/2013 to 12/31/2013...........  $12.76116    $14.61687     1,160,351
   01/01/2014 to 12/31/2014...........  $14.61687    $15.17293     1,124,054
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01876    $12.23446        21,928
   01/01/2007 to 12/31/2007...........  $12.23446    $11.56559       234,374
   01/01/2008 to 12/31/2008...........  $11.56559    $ 6.58939       185,271
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756       216,991
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911       214,785
   01/01/2011 to 12/31/2011...........  $ 8.87911    $ 8.56256       210,398
   01/01/2012 to 12/31/2012...........  $ 8.56256    $ 9.84254       220,794
   01/01/2013 to 12/31/2013...........  $ 9.84254    $12.51408       227,485
   01/01/2014 to 12/31/2014...........  $12.51408    $13.18480       219,558

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93989    $10.44494        32,974
   01/01/2007 to 12/31/2007...........  $10.44494    $11.08230        57,350
   01/01/2008 to 12/31/2008...........  $11.08230    $ 6.45716        85,741
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941       152,809
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414       123,355
   01/01/2011 to 12/31/2011...........  $11.02414    $10.62508       117,954
   01/01/2012 to 12/31/2012...........  $10.62508    $12.24799       112,648
   01/01/2013 to 12/31/2013...........  $12.24799    $17.29463       102,273
   01/01/2014 to 12/31/2014...........  $17.29463    $18.37052        96,503
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.75887    $13.29851        13,035
   01/01/2007 to 12/31/2007...........  $13.29851    $18.31759        35,052
   01/01/2008 to 12/31/2008...........  $18.31759    $ 8.98133        36,153
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053        51,255
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981        52,620
   01/01/2011 to 12/31/2011...........  $15.52981    $12.95425        54,604
   01/01/2012 to 12/31/2012...........  $12.95425    $13.15910        45,331
   01/01/2013 to 12/31/2013...........  $13.15910    $14.88539        33,264
   01/01/2014 to 12/31/2014...........  $14.88539    $13.37329        34,424
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.54430    $ 9.81863        16,376
   01/01/2007 to 12/31/2007...........  $ 9.81863    $10.55353        35,653
   01/01/2008 to 12/31/2008...........  $10.55353    $10.09452        53,563
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557        67,136
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292        60,985
   01/01/2011 to 12/31/2011...........  $11.50292    $11.74276        72,572
   01/01/2012 to 12/31/2012...........  $11.74276    $12.11361        66,688
   01/01/2013 to 12/31/2013...........  $12.11361    $11.43039        58,257
   01/01/2014 to 12/31/2014...........  $11.43039    $11.26871        49,991
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63310    $11.33625       180,371
   01/01/2007 to 12/31/2007...........  $11.33625    $12.17518       521,702
   01/01/2008 to 12/31/2008...........  $12.17518    $ 6.88390       601,776
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769       690,320
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160       635,594
   01/01/2011 to 12/31/2011...........  $ 9.74160    $ 9.22075       597,446
   01/01/2012 to 12/31/2012...........  $ 9.22075    $10.03476       628,595
   01/01/2013 to 12/31/2013...........  $10.03476    $11.85510       616,561
   01/01/2014 to 12/31/2014...........  $11.85510    $12.26244       614,396
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99837    $ 9.97564         2,546
   01/01/2008 to 12/31/2008...........  $ 9.97564    $ 9.27033        23,162
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552       108,478
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220       115,585
   01/01/2011 to 12/31/2011...........  $10.72220    $11.14563       109,867
   01/01/2012 to 12/31/2012...........  $11.14563    $11.78482       126,306
   01/01/2013 to 12/31/2013...........  $11.78482    $11.38119       128,979
   01/01/2014 to 12/31/2014...........  $11.38119    $11.96112       141,441
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802    $ 6.62871       307,539
   01/01/2009 to 12/31/2009...........  $ 6.62871    $ 8.45254       930,415
   01/01/2010 to 12/31/2010...........  $ 8.45254    $ 9.13538     1,007,771
   01/01/2011 to 12/31/2011...........  $ 9.13538    $ 8.80688       732,911
   01/01/2012 to 09/21/2012...........  $ 8.80688    $ 9.84396             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08890    $ 7.65475        1,158
   01/01/2009 to 12/31/2009...........  $ 7.65475    $ 9.12312        2,135
   01/01/2010 to 12/31/2010...........  $ 9.12312    $10.49725        3,003
   01/01/2011 to 12/31/2011...........  $10.49725    $11.00661        1,842
   01/01/2012 to 12/31/2012...........  $11.00661    $11.96205        2,003
   01/01/2013 to 12/31/2013...........  $11.96205    $15.06423        1,035
   01/01/2014 to 12/31/2014...........  $15.06423    $16.27930          997
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26792    $ 7.02706        1,103
   01/01/2009 to 12/31/2009...........  $ 7.02706    $ 9.01147        1,000
   01/01/2010 to 12/31/2010...........  $ 9.01147    $10.72454          900
   01/01/2011 to 12/31/2011...........  $10.72454    $11.09282          674
   01/01/2012 to 12/31/2012...........  $11.09282    $13.27826          766
   01/01/2013 to 12/31/2013...........  $13.27826    $18.20822        1,951
   01/01/2014 to 12/31/2014...........  $18.20822    $20.07562          635
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38561    $ 5.26042       12,847
   01/01/2009 to 12/31/2009...........  $ 5.26042    $ 5.93128       17,604
   01/01/2010 to 12/31/2010...........  $ 5.93128    $ 6.45064       14,971
   01/01/2011 to 12/31/2011...........  $ 6.45064    $ 5.44948       12,654
   01/01/2012 to 12/31/2012...........  $ 5.44948    $ 6.66350        6,613
   01/01/2013 to 12/31/2013...........  $ 6.66350    $ 8.62843        5,986
   01/01/2014 to 12/31/2014...........  $ 8.62843    $ 9.55186        4,647
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15183    $ 8.31798        2,661
   01/01/2009 to 12/31/2009...........  $ 8.31798    $ 9.74975        5,709
   01/01/2010 to 12/31/2010...........  $ 9.74975    $ 9.83044        5,851
   01/01/2011 to 12/31/2011...........  $ 9.83044    $10.61260        7,507
   01/01/2012 to 12/31/2012...........  $10.61260    $12.21490        5,736
   01/01/2013 to 12/31/2013...........  $12.21490    $16.73671        4,282
   01/01/2014 to 12/31/2014...........  $16.73671    $20.29730        5,025
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16534    $ 6.08351            0
   01/01/2009 to 12/31/2009...........  $ 6.08351    $ 7.40148        1,667
   01/01/2010 to 12/31/2010...........  $ 7.40148    $ 8.97973        2,459
   01/01/2011 to 12/31/2011...........  $ 8.97973    $ 8.64675        1,646
   01/01/2012 to 12/31/2012...........  $ 8.64675    $ 9.81615        1,636
   01/01/2013 to 12/31/2013...........  $ 9.81615    $13.29885        1,626
   01/01/2014 to 12/31/2014...........  $13.29885    $13.76524            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11057    $ 6.70176          302
   01/01/2009 to 12/31/2009...........  $ 6.70176    $ 8.52396        1,727
   01/01/2010 to 12/31/2010...........  $ 8.52396    $ 9.45874        1,687
   01/01/2011 to 12/31/2011...........  $ 9.45874    $ 9.56388        1,608
   01/01/2012 to 12/31/2012...........  $ 9.56388    $10.56848        1,262
   01/01/2013 to 12/31/2013...........  $10.56848    $13.53866        1,091
   01/01/2014 to 12/31/2014...........  $13.53866    $14.98899       11,193
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24135    $ 6.25789        1,046
   01/01/2009 to 12/31/2009...........  $ 6.25789    $ 7.32945        1,462
   01/01/2010 to 12/31/2010...........  $ 7.32945    $ 8.11227        1,472
   01/01/2011 to 12/31/2011...........  $ 8.11227    $ 7.85180        1,461
   01/01/2012 to 12/31/2012...........  $ 7.85180    $ 8.88451        1,433
   01/01/2013 to 12/31/2013...........  $ 8.88451    $11.31411        1,361
   01/01/2014 to 12/31/2014...........  $11.31411    $12.25415        1,347

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07235    $ 6.18606       1,298
   01/01/2009 to 12/31/2009...........  $ 6.18606    $ 8.38860       1,054
   01/01/2010 to 12/31/2010...........  $ 8.38860    $10.56135       1,064
   01/01/2011 to 12/31/2011...........  $10.56135    $10.05492       3,049
   01/01/2012 to 12/31/2012...........  $10.05492    $11.37355       1,454
   01/01/2013 to 12/31/2013...........  $11.37355    $14.55432       1,263
   01/01/2014 to 12/31/2014...........  $14.55432    $15.10948       1,191
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18832    $ 6.44994       1,256
   01/01/2009 to 12/31/2009...........  $ 6.44994    $ 8.27567       3,554
   01/01/2010 to 12/31/2010...........  $ 8.27567    $ 9.77276       3,342
   01/01/2011 to 12/31/2011...........  $ 9.77276    $ 9.20548       3,220
   01/01/2012 to 12/31/2012...........  $ 9.20548    $10.51952       3,207
   01/01/2013 to 12/31/2013...........  $10.51952    $13.63000         882
   01/01/2014 to 12/31/2014...........  $13.63000    $14.72382         832
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25882    $ 5.50600          71
   01/01/2009 to 12/31/2009...........  $ 5.50600    $ 6.90396       2,425
   01/01/2010 to 12/31/2010...........  $ 6.90396    $ 8.44004       3,239
   01/01/2011 to 12/31/2011...........  $ 8.44004    $ 8.66786       2,342
   01/01/2012 to 12/31/2012...........  $ 8.66786    $ 9.95672       4,456
   01/01/2013 to 12/31/2013...........  $ 9.95672    $ 9.77041       4,359
   01/01/2014 to 12/31/2014...........  $ 9.77041    $11.97520       3,735
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11347    $ 6.79469       2,367
   01/01/2009 to 12/31/2009...........  $ 6.79469    $ 8.40472       4,255
   01/01/2010 to 12/31/2010...........  $ 8.40472    $10.35978       4,281
   01/01/2011 to 12/31/2011...........  $10.35978    $10.28708       4,140
   01/01/2012 to 12/31/2012...........  $10.28708    $11.34379       2,435
   01/01/2013 to 12/31/2013...........  $11.34379    $15.61738       2,423
   01/01/2014 to 12/31/2014...........  $15.61738    $15.64381       2,340
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22847    $ 7.16334           0
   01/01/2009 to 12/31/2009...........  $ 7.16334    $ 8.45568       1,966
   01/01/2010 to 12/31/2010...........  $ 8.45568    $10.12223         713
   01/01/2011 to 12/31/2011...........  $10.12223    $ 9.51684         713
   01/01/2012 to 12/31/2012...........  $ 9.51684    $10.83731         713
   01/01/2013 to 12/31/2013...........  $10.83731    $14.62787         713
   01/01/2014 to 12/31/2014...........  $14.62787    $15.17487         481
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27804    $ 7.25268       1,447
   01/01/2009 to 12/31/2009...........  $ 7.25268    $ 7.63087       3,241
   01/01/2010 to 12/31/2010...........  $ 7.63087    $ 8.65491       3,328
   01/01/2011 to 12/31/2011...........  $ 8.65491    $ 8.64401       3,290
   01/01/2012 to 12/31/2012...........  $ 8.64401    $ 9.87396       3,187
   01/01/2013 to 12/31/2013...........  $ 9.87396    $10.84864       1,855
   01/01/2014 to 12/31/2014...........  $10.84864    $10.69603       1,808
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09850    $ 7.19947         932
   01/01/2009 to 12/31/2009...........  $ 7.19947    $ 7.81606       8,169
   01/01/2010 to 12/31/2010...........  $ 7.81606    $ 8.11874       8,216
   01/01/2011 to 12/31/2011...........  $ 8.11874    $ 9.35362       6,219
   01/01/2012 to 12/31/2012...........  $ 9.35362    $ 9.18268       6,325
   01/01/2013 to 12/31/2013...........  $ 9.18268    $10.20116       3,023
   01/01/2014 to 12/31/2014...........  $10.20116    $12.58990       3,014

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HD GRO 60 BPS (2.10%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39084    $10.96256      9,081,958
   01/01/2007 to 12/31/2007...........  $10.96256    $11.72459     12,892,577
   01/01/2008 to 12/31/2008...........  $11.72459    $ 7.82811      9,823,779
   01/01/2009 to 12/31/2009...........  $ 7.82811    $ 9.53480      9,367,665
   01/01/2010 to 12/31/2010...........  $ 9.53480    $10.45610      9,094,548
   01/01/2011 to 12/31/2011...........  $10.45610    $ 9.96902      8,190,643
   01/01/2012 to 12/31/2012...........  $ 9.96902    $10.99065      7,386,371
   01/01/2013 to 12/31/2013...........  $10.99065    $11.83821      6,636,289
   01/01/2014 to 12/31/2014...........  $11.83821    $12.03742      6,061,147
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14401    $10.62496      1,362,866
   01/01/2007 to 12/31/2007...........  $10.62496    $11.39463      4,907,526
   01/01/2008 to 12/31/2008...........  $11.39463    $ 7.83393      2,975,760
   01/01/2009 to 12/31/2009...........  $ 7.83393    $ 9.68309      3,050,377
   01/01/2010 to 12/31/2010...........  $ 9.68309    $10.78380      3,171,468
   01/01/2011 to 12/31/2011...........  $10.78380    $10.57416      2,560,562
   01/01/2012 to 12/31/2012...........  $10.57416    $11.76991      2,460,759
   01/01/2013 to 12/31/2013...........  $11.76991    $13.43650      2,320,015
   01/01/2014 to 12/31/2014...........  $13.43650    $13.96394      2,010,284
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70202    $11.78602              0
   01/01/2007 to 12/31/2007...........  $11.78602    $11.53005              0
   01/01/2008 to 12/31/2008...........  $11.53005    $ 7.36892              0
   01/01/2009 to 12/31/2009...........  $ 7.36892    $ 8.50008          1,901
   01/01/2010 to 12/31/2010...........  $ 8.50008    $ 9.47802          2,171
   01/01/2011 to 12/31/2011...........  $ 9.47802    $ 9.61485          1,503
   01/01/2012 to 05/04/2012...........  $ 9.61485    $10.43222              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34133    $10.85494      2,735,555
   01/01/2007 to 12/31/2007...........  $10.85494    $11.59528      4,054,872
   01/01/2008 to 12/31/2008...........  $11.59528    $ 8.09712      4,180,159
   01/01/2009 to 12/31/2009...........  $ 8.09712    $ 9.77820      9,710,092
   01/01/2010 to 12/31/2010...........  $ 9.77820    $10.75644      8,950,075
   01/01/2011 to 12/31/2011...........  $10.75644    $10.40750      8,234,574
   01/01/2012 to 12/31/2012...........  $10.40750    $11.46480      7,583,863
   01/01/2013 to 12/31/2013...........  $11.46480    $13.21068      6,826,687
   01/01/2014 to 12/31/2014...........  $13.21068    $13.78283      6,053,136
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99772    $ 9.14094      5,393,786
   01/01/2012 to 12/31/2012...........  $ 9.14094    $10.01761      4,663,173
   01/01/2013 to 12/31/2013...........  $10.01761    $10.87643      4,389,643
   01/01/2014 to 12/31/2014...........  $10.87643    $11.17417      4,034,452
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99829    $10.47054            688
   01/01/2014 to 12/31/2014...........  $10.47054    $10.62217          4,297

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 9.35356            0
   01/01/2010 to 12/31/2010...........  $ 9.35356    $10.13009            0
   01/01/2011 to 12/31/2011...........  $10.13009    $10.87842            0
   01/01/2012 to 12/31/2012...........  $10.87842    $11.09802            0
   01/01/2013 to 12/31/2013...........  $11.09802    $10.79490            0
   01/01/2014 to 12/31/2014...........  $10.79490    $10.62178            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.00560            0
   01/01/2009 to 12/31/2009...........  $12.00560    $11.04716            0
   01/01/2010 to 12/31/2010...........  $11.04716    $12.03026            0
   01/01/2011 to 12/31/2011...........  $12.03026    $13.38327            0
   01/01/2012 to 12/31/2012...........  $13.38327    $13.85687            0
   01/01/2013 to 12/31/2013...........  $13.85687    $13.14522            0
   01/01/2014 to 12/31/2014...........  $13.14522    $13.21761            0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.07427            0
   01/01/2009 to 12/31/2009...........  $12.07427    $10.91522            0
   01/01/2010 to 12/31/2010...........  $10.91522    $11.90528            0
   01/01/2011 to 12/31/2011...........  $11.90528    $13.52335            0
   01/01/2012 to 12/31/2012...........  $13.52335    $14.02085            0
   01/01/2013 to 12/31/2013...........  $14.02085    $13.06896            0
   01/01/2014 to 12/31/2014...........  $13.06896    $13.34595            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 8.76579            0
   01/01/2010 to 12/31/2010...........  $ 8.76579    $ 9.60243       49,555
   01/01/2011 to 12/31/2011...........  $ 9.60243    $11.16178          650
   01/01/2012 to 12/31/2012...........  $11.16178    $11.62262            0
   01/01/2013 to 12/31/2013...........  $11.62262    $10.64181            0
   01/01/2014 to 12/31/2014...........  $10.64181    $11.06489            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99772    $10.97956       59,475
   01/01/2011 to 12/31/2011...........  $10.97956    $12.93718      405,546
   01/01/2012 to 12/31/2012...........  $12.93718    $13.53150      146,919
   01/01/2013 to 12/31/2013...........  $13.53150    $12.32531            0
   01/01/2014 to 12/31/2014...........  $12.32531    $12.99903            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99829    $11.98927      186,514
   01/01/2012 to 12/31/2012...........  $11.98927    $12.42891      230,023
   01/01/2013 to 12/31/2013...........  $12.42891    $10.98697            0
   01/01/2014 to 12/31/2014...........  $10.98697    $11.87687            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99773    $10.37175      147,460
   01/01/2013 to 12/31/2013...........  $10.37175    $ 9.12226      588,698
   01/01/2014 to 12/31/2014...........  $ 9.12226    $10.06206      196,081
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99886    $ 8.72663      390,795
   01/01/2014 to 12/31/2014...........  $ 8.72663    $ 9.79423      194,284
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99886    $11.27345       42,537
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14506    $10.29482            0
   01/01/2010 to 12/31/2010...........  $10.29482    $11.46695        3,538
   01/01/2011 to 12/31/2011...........  $11.46695    $10.57191            0
   01/01/2012 to 12/31/2012...........  $10.57191    $11.72442            0
   01/01/2013 to 12/31/2013...........  $11.72442    $15.09252            0
   01/01/2014 to 12/31/2014...........  $15.09252    $16.29953            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50991    $11.13864     10,685,211
   01/01/2007 to 12/31/2007...........  $11.13864    $11.96972     19,352,529
   01/01/2008 to 12/31/2008...........  $11.96972    $ 7.62723     12,898,134
   01/01/2009 to 12/31/2009...........  $ 7.62723    $ 9.36253     12,630,803
   01/01/2010 to 12/31/2010...........  $ 9.36253    $10.39654     12,177,411
   01/01/2011 to 12/31/2011...........  $10.39654    $ 9.93585     11,097,830
   01/01/2012 to 12/31/2012...........  $ 9.93585    $11.06664     10,445,023
   01/01/2013 to 12/31/2013...........  $11.06664    $13.29740      9,936,825
   01/01/2014 to 12/31/2014...........  $13.29740    $13.93497      9,248,387
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99829    $11.62173              0
   01/01/2014 to 12/31/2014...........  $11.62173    $12.93188            505
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.12069    $16.03849              0
   01/01/2007 to 12/31/2007...........  $16.03849    $12.57515              0
   01/01/2008 to 12/31/2008...........  $12.57515    $ 7.99901              0
   01/01/2009 to 12/31/2009...........  $ 7.99901    $10.33588          2,453
   01/01/2010 to 12/31/2010...........  $10.33588    $13.02810          2,476
   01/01/2011 to 12/31/2011...........  $13.02810    $13.60150          1,614
   01/01/2012 to 12/31/2012...........  $13.60150    $15.36585          2,108
   01/01/2013 to 12/31/2013...........  $15.36585    $15.52133            228
   01/01/2014 to 12/31/2014...........  $15.52133    $19.90176            678
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22786    $11.72822              0
   01/01/2007 to 12/31/2007...........  $11.72822    $ 9.44487              0
   01/01/2008 to 07/18/2008...........  $ 9.44487    $ 8.63406              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99829    $ 9.66203              0
   01/01/2014 to 12/31/2014...........  $ 9.66203    $ 9.94616         10,593
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04424    $10.54620        689,232
   01/01/2007 to 12/31/2007...........  $10.54620    $11.21183      2,178,272
   01/01/2008 to 12/31/2008...........  $11.21183    $ 7.19391      1,294,066
   01/01/2009 to 12/31/2009...........  $ 7.19391    $ 8.72643      1,329,405
   01/01/2010 to 12/31/2010...........  $ 8.72643    $ 9.77460      1,434,879
   01/01/2011 to 12/31/2011...........  $ 9.77460    $ 9.42980      1,304,429
   01/01/2012 to 12/31/2012...........  $ 9.42980    $10.21781      1,451,133
   01/01/2013 to 12/31/2013...........  $10.21781    $11.48490      1,315,731
   01/01/2014 to 12/31/2014...........  $11.48490    $11.60311      1,105,490
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10349    $ 7.48594          3,796
   01/01/2009 to 12/31/2009...........  $ 7.48594    $ 8.88862         74,679
   01/01/2010 to 12/31/2010...........  $ 8.88862    $ 9.86581         66,105
   01/01/2011 to 12/31/2011...........  $ 9.86581    $ 9.42431         43,290
   01/01/2012 to 12/31/2012...........  $ 9.42431    $10.48872         36,149
   01/01/2013 to 12/31/2013...........  $10.48872    $12.24792         93,004
   01/01/2014 to 12/31/2014...........  $12.24792    $12.68202         40,573
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99830    $ 7.45903          3,068
   01/01/2009 to 11/13/2009...........  $ 7.45903    $ 8.31266              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.71807        133,480
   01/01/2013 to 12/31/2013...........  $10.71807    $13.06664        100,688
   01/01/2014 to 12/31/2014...........  $13.06664    $13.20457        111,980

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99829    $10.78599       18,495
   01/01/2014 to 12/31/2014...........  $10.78599    $10.83448       49,022
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17497    $ 6.10196            0
   01/01/2009 to 12/31/2009...........  $ 6.10196    $ 8.07411          721
   01/01/2010 to 12/31/2010...........  $ 8.07411    $ 9.50539          646
   01/01/2011 to 12/31/2011...........  $ 9.50539    $ 8.84098          334
   01/01/2012 to 12/31/2012...........  $ 8.84098    $10.97977          378
   01/01/2013 to 12/31/2013...........  $10.97977    $11.22143           87
   01/01/2014 to 12/31/2014...........  $11.22143    $12.52097          358
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22202    $11.55044            0
   01/01/2007 to 12/31/2007...........  $11.55044    $12.89443            0
   01/01/2008 to 12/31/2008...........  $12.89443    $ 7.54319            0
   01/01/2009 to 12/31/2009...........  $ 7.54319    $11.03769        3,688
   01/01/2010 to 12/31/2010...........  $11.03769    $11.92291        4,970
   01/01/2011 to 12/31/2011...........  $11.92291    $11.21585        2,320
   01/01/2012 to 12/31/2012...........  $11.21585    $13.15596        2,442
   01/01/2013 to 12/31/2013...........  $13.15596    $16.71752          953
   01/01/2014 to 02/07/2014...........  $16.71752    $16.43911            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63443    $11.75065            0
   01/01/2007 to 12/31/2007...........  $11.75065    $12.09783            0
   01/01/2008 to 12/31/2008...........  $12.09783    $ 7.02744            0
   01/01/2009 to 12/31/2009...........  $ 7.02744    $ 8.20364        2,275
   01/01/2010 to 12/31/2010...........  $ 8.20364    $ 9.07038        2,833
   01/01/2011 to 12/31/2011...........  $ 9.07038    $ 8.39373        1,237
   01/01/2012 to 12/31/2012...........  $ 8.39373    $ 9.83764        1,822
   01/01/2013 to 12/31/2013...........  $ 9.83764    $12.86734          626
   01/01/2014 to 12/31/2014...........  $12.86734    $14.25765        1,646
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10295    $10.97316            0
   01/01/2007 to 12/31/2007...........  $10.97316    $12.82556            0
   01/01/2008 to 12/31/2008...........  $12.82556    $ 7.43719            0
   01/01/2009 to 12/31/2009...........  $ 7.43719    $11.44320        4,272
   01/01/2010 to 12/31/2010...........  $11.44320    $13.42997        3,566
   01/01/2011 to 12/31/2011...........  $13.42997    $12.76247        1,765
   01/01/2012 to 12/31/2012...........  $12.76247    $14.95130        2,205
   01/01/2013 to 12/31/2013...........  $14.95130    $19.35785          853
   01/01/2014 to 12/31/2014...........  $19.35785    $21.14527        1,215
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08916    $ 7.59473       34,121
   01/01/2009 to 12/31/2009...........  $ 7.59473    $ 9.17789      103,859
   01/01/2010 to 12/31/2010...........  $ 9.17789    $10.03174       69,784
   01/01/2011 to 12/31/2011...........  $10.03174    $ 9.77586       45,092
   01/01/2012 to 12/31/2012...........  $ 9.77586    $10.54431       44,970
   01/01/2013 to 12/31/2013...........  $10.54431    $11.34169       21,520
   01/01/2014 to 12/31/2014...........  $11.34169    $11.55729       21,879
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03318    $ 7.62514            0
   01/01/2009 to 12/31/2009...........  $ 7.62514    $ 9.47334       12,926
   01/01/2010 to 12/31/2010...........  $ 9.47334    $11.76216       10,343
   01/01/2011 to 12/31/2011...........  $11.76216    $11.67054        5,153
   01/01/2012 to 12/31/2012...........  $11.67054    $13.22351        7,138
   01/01/2013 to 12/31/2013...........  $13.22351    $17.97855          687
   01/01/2014 to 12/31/2014...........  $17.97855    $18.87619          953

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52704    $12.73070            0
   01/01/2007 to 12/31/2007...........  $12.73070    $12.61442            0
   01/01/2008 to 12/31/2008...........  $12.61442    $ 7.74619            0
   01/01/2009 to 12/31/2009...........  $ 7.74619    $ 8.97205        5,302
   01/01/2010 to 12/31/2010...........  $ 8.97205    $ 9.88094        6,037
   01/01/2011 to 12/31/2011...........  $ 9.88094    $ 9.63030        2,370
   01/01/2012 to 12/31/2012...........  $ 9.63030    $10.69602        3,361
   01/01/2013 to 12/31/2013...........  $10.69602    $14.10381        1,456
   01/01/2014 to 12/31/2014...........  $14.10381    $14.02892        1,058
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.07407    $10.61807            0
   01/01/2007 to 12/31/2007...........  $10.61807    $10.65661            0
   01/01/2008 to 12/31/2008...........  $10.65661    $ 7.77122            0
   01/01/2009 to 12/31/2009...........  $ 7.77122    $10.31751        1,678
   01/01/2010 to 12/31/2010...........  $10.31751    $11.46953        1,609
   01/01/2011 to 12/31/2011...........  $11.46953    $11.59051          824
   01/01/2012 to 12/31/2012...........  $11.59051    $12.92677          647
   01/01/2013 to 12/31/2013...........  $12.92677    $13.56992           60
   01/01/2014 to 12/31/2014...........  $13.56992    $13.63079          268
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99181    $10.57717            0
   01/01/2007 to 12/31/2007...........  $10.57717    $12.33211            0
   01/01/2008 to 12/31/2008...........  $12.33211    $ 6.01096            0
   01/01/2009 to 12/31/2009...........  $ 6.01096    $ 7.96493        8,915
   01/01/2010 to 12/31/2010...........  $ 7.96493    $ 8.93213        7,479
   01/01/2011 to 12/31/2011...........  $ 8.93213    $ 7.61791        3,562
   01/01/2012 to 12/31/2012...........  $ 7.61791    $ 8.98064        5,175
   01/01/2013 to 12/31/2013...........  $ 8.98064    $10.47211          146
   01/01/2014 to 12/31/2014...........  $10.47211    $ 9.68999          320
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00996    $10.83950            0
   01/01/2007 to 12/31/2007...........  $10.83950    $12.50545            0
   01/01/2008 to 12/31/2008...........  $12.50545    $ 6.85844            0
   01/01/2009 to 12/31/2009...........  $ 6.85844    $ 8.76614        8,602
   01/01/2010 to 12/31/2010...........  $ 8.76614    $ 9.53741        6,994
   01/01/2011 to 12/31/2011...........  $ 9.53741    $ 8.16907        3,301
   01/01/2012 to 12/31/2012...........  $ 8.16907    $ 9.33514        4,830
   01/01/2013 to 12/31/2013...........  $ 9.33514    $10.92299          261
   01/01/2014 to 12/31/2014...........  $10.92299    $ 9.98112          571
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11168    $ 7.11981       18,527
   01/01/2009 to 12/31/2009...........  $ 7.11981    $ 8.83303       45,249
   01/01/2010 to 12/31/2010...........  $ 8.83303    $ 9.84678       71,633
   01/01/2011 to 12/31/2011...........  $ 9.84678    $ 9.58958       76,943
   01/01/2012 to 12/31/2012...........  $ 9.58958    $10.66782       73,666
   01/01/2013 to 12/31/2013...........  $10.66782    $12.14959       68,093
   01/01/2014 to 12/31/2014...........  $12.14959    $12.65695       55,809
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.09563    $12.76794            0
   01/01/2007 to 12/31/2007...........  $12.76794    $13.68437            0
   01/01/2008 to 12/31/2008...........  $13.68437    $ 7.85645            0
   01/01/2009 to 12/31/2009...........  $ 7.85645    $10.45584       12,241
   01/01/2010 to 12/31/2010...........  $10.45584    $10.97517       11,771
   01/01/2011 to 12/31/2011...........  $10.97517    $ 9.76606        5,285
   01/01/2012 to 12/31/2012...........  $ 9.76606    $11.66046        7,365
   01/01/2013 to 12/31/2013...........  $11.66046    $13.17496        1,206
   01/01/2014 to 12/31/2014...........  $13.17496    $12.08258        1,193

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92771    $11.52382            0
   01/01/2007 to 12/31/2007...........  $11.52382    $11.50472      414,208
   01/01/2008 to 12/31/2008...........  $11.50472    $ 9.28305      793,735
   01/01/2009 to 12/31/2009...........  $ 9.28305    $11.09414      747,584
   01/01/2010 to 12/31/2010...........  $11.09414    $11.66131      685,466
   01/01/2011 to 12/31/2011...........  $11.66131    $11.44852      665,660
   01/01/2012 to 12/31/2012...........  $11.44852    $12.41462      748,161
   01/01/2013 to 12/31/2013...........  $12.41462    $13.50070      707,005
   01/01/2014 to 12/31/2014...........  $13.50070    $13.94341      652,179
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08368    $10.28503            0
   01/01/2010 to 12/31/2010...........  $10.28503    $11.21345          259
   01/01/2011 to 12/31/2011...........  $11.21345    $11.05588          108
   01/01/2012 to 12/31/2012...........  $11.05588    $12.47267          105
   01/01/2013 to 12/31/2013...........  $12.47267    $16.67447            0
   01/01/2014 to 12/31/2014...........  $16.67447    $17.88370            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06758    $12.20570            0
   01/01/2007 to 12/31/2007...........  $12.20570    $11.59635            0
   01/01/2008 to 12/31/2008...........  $11.59635    $ 6.64525            0
   01/01/2009 to 12/31/2009...........  $ 6.64525    $ 7.77344        4,674
   01/01/2010 to 12/31/2010...........  $ 7.77344    $ 8.61549        3,363
   01/01/2011 to 12/31/2011...........  $ 8.61549    $ 8.08549        2,009
   01/01/2012 to 12/31/2012...........  $ 8.08549    $ 9.25614        2,215
   01/01/2013 to 12/31/2013...........  $ 9.25614    $12.67955            0
   01/01/2014 to 12/31/2014...........  $12.67955    $14.12596            0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.14037    $11.41196            0
   01/01/2007 to 12/31/2007...........  $11.41196    $12.84853            0
   01/01/2008 to 12/31/2008...........  $12.84853    $ 7.08969            0
   01/01/2009 to 12/31/2009...........  $ 7.08969    $ 9.01029        6,729
   01/01/2010 to 12/31/2010...........  $ 9.01029    $10.56815        6,313
   01/01/2011 to 12/31/2011...........  $10.56815    $10.25660        3,198
   01/01/2012 to 12/31/2012...........  $10.25660    $11.27751        4,001
   01/01/2013 to 12/31/2013...........  $11.27751    $15.08966          543
   01/01/2014 to 12/31/2014...........  $15.08966    $16.34435        2,982
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19930    $10.66276            0
   01/01/2007 to 12/31/2007...........  $10.66276    $11.07795            0
   01/01/2008 to 12/31/2008...........  $11.07795    $ 8.32703            0
   01/01/2009 to 12/31/2009...........  $ 8.32703    $10.97791        1,339
   01/01/2010 to 12/31/2010...........  $10.97791    $12.19444        6,502
   01/01/2011 to 12/31/2011...........  $12.19444    $13.15893        3,446
   01/01/2012 to 12/31/2012...........  $13.15893    $13.65206        4,027
   01/01/2013 to 12/31/2013...........  $13.65206    $13.10375        1,075
   01/01/2014 to 12/31/2014...........  $13.10375    $13.65416        3,188
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43165    $12.71184            0
   01/01/2007 to 12/31/2007...........  $12.71184    $13.61948            0
   01/01/2008 to 12/31/2008...........  $13.61948    $ 8.80501            0
   01/01/2009 to 12/31/2009...........  $ 8.80501    $11.34102        6,474
   01/01/2010 to 12/31/2010...........  $11.34102    $12.44586        5,994
   01/01/2011 to 12/31/2011...........  $12.44586    $11.80835        3,475
   01/01/2012 to 12/31/2012...........  $11.80835    $14.23420        5,282
   01/01/2013 to 12/31/2013...........  $14.23420    $17.79409          801
   01/01/2014 to 12/31/2014...........  $17.79409    $18.06082        1,949

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04383    $11.51619           0
   01/01/2007 to 12/31/2007...........  $11.51619    $12.98213           0
   01/01/2008 to 12/31/2008...........  $12.98213    $ 8.09894           0
   01/01/2009 to 12/31/2009...........  $ 8.09894    $ 9.86031       1,509
   01/01/2010 to 12/31/2010...........  $ 9.86031    $10.89230       2,578
   01/01/2011 to 12/31/2011...........  $10.89230    $10.60519       1,149
   01/01/2012 to 12/31/2012...........  $10.60519    $12.16130         824
   01/01/2013 to 12/31/2013...........  $12.16130    $16.28339         102
   01/01/2014 to 12/31/2014...........  $16.28339    $17.33759           0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99830    $10.18113           0
   01/01/2013 to 12/31/2013...........  $10.18113    $13.41252           0
   01/01/2014 to 12/31/2014...........  $13.41252    $14.47891           0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04648    $11.54398           0
   01/01/2007 to 12/31/2007...........  $11.54398    $11.61648           0
   01/01/2008 to 12/31/2008...........  $11.61648    $ 7.03962           0
   01/01/2009 to 12/31/2009...........  $ 7.03962    $ 9.57597       1,794
   01/01/2010 to 12/31/2010...........  $ 9.57597    $11.59338       1,232
   01/01/2011 to 12/31/2011...........  $11.59338    $10.96336         666
   01/01/2012 to 12/31/2012...........  $10.96336    $12.71430         768
   01/01/2013 to 12/31/2013...........  $12.71430    $16.48947           0
   01/01/2014 to 12/31/2014...........  $16.48947    $18.56790           0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99947    $10.18121           0
   01/01/2007 to 12/31/2007...........  $10.18121    $10.45961           0
   01/01/2008 to 12/31/2008...........  $10.45961    $10.50151           0
   01/01/2009 to 12/31/2009...........  $10.50151    $10.31087       4,405
   01/01/2010 to 12/31/2010...........  $10.31087    $10.10136       1,122
   01/01/2011 to 12/31/2011...........  $10.10136    $ 9.89610         294
   01/01/2012 to 12/31/2012...........  $ 9.89610    $ 9.69320         293
   01/01/2013 to 12/31/2013...........  $ 9.69320    $ 9.49385         146
   01/01/2014 to 12/31/2014...........  $ 9.49385    $ 9.29857           0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.65255    $11.76632           0
   01/01/2007 to 12/31/2007...........  $11.76632    $11.88823           0
   01/01/2008 to 12/31/2008...........  $11.88823    $ 6.72310           0
   01/01/2009 to 12/31/2009...........  $ 6.72310    $ 9.26118       7,870
   01/01/2010 to 12/31/2010...........  $ 9.26118    $11.19660       7,339
   01/01/2011 to 12/31/2011...........  $11.19660    $10.69416       3,534
   01/01/2012 to 12/31/2012...........  $10.69416    $12.26785       4,723
   01/01/2013 to 12/31/2013...........  $12.26785    $17.06311         823
   01/01/2014 to 12/31/2014...........  $17.06311    $19.09368       1,701
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02820    $10.06356           0
   01/01/2012 to 12/31/2012...........  $10.06356    $10.33649           0
   01/01/2013 to 12/31/2013...........  $10.33649    $ 9.83704           0
   01/01/2014 to 12/31/2014...........  $ 9.83704    $10.13089           0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35708    $12.61948           0
   01/01/2007 to 12/31/2007...........  $12.61948    $15.10271           0
   01/01/2008 to 12/31/2008...........  $15.10271    $ 8.40416           0
   01/01/2009 to 12/31/2009...........  $ 8.40416    $10.68337       3,443
   01/01/2010 to 12/31/2010...........  $10.68337    $13.46448       3,177
   01/01/2011 to 12/31/2011...........  $13.46448    $13.41030       1,516
   01/01/2012 to 12/31/2012...........  $13.41030    $14.76040       1,985
   01/01/2013 to 12/31/2013...........  $14.76040    $19.17136         605
   01/01/2014 to 12/31/2014...........  $19.17136    $20.26774       1,242

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49528    $10.84539             0
   01/01/2007 to 12/31/2007...........  $10.84539    $12.60892             0
   01/01/2008 to 12/31/2008...........  $12.60892    $ 7.09593             0
   01/01/2009 to 12/31/2009...........  $ 7.09593    $ 8.51811         1,239
   01/01/2010 to 12/31/2010...........  $ 8.51811    $10.03388         1,118
   01/01/2011 to 04/29/2011...........  $10.03388    $11.23937             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.29470         9,180
   01/01/2013 to 12/31/2013...........  $10.29470    $11.99016        32,728
   01/01/2014 to 12/31/2014...........  $11.99016    $12.34700        38,298
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10104    $ 5.56343             0
   01/01/2009 to 12/31/2009...........  $ 5.56343    $ 9.07348        12,097
   01/01/2010 to 12/31/2010...........  $ 9.07348    $10.86611        12,160
   01/01/2011 to 12/31/2011...........  $10.86611    $ 8.48537         5,893
   01/01/2012 to 12/31/2012...........  $ 8.48537    $ 9.80073         7,549
   01/01/2013 to 12/31/2013...........  $ 9.80073    $ 9.62049           780
   01/01/2014 to 12/31/2014...........  $ 9.62049    $ 8.98130         1,503
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02751    $10.19107             0
   01/01/2007 to 12/31/2007...........  $10.19107    $10.65907             0
   01/01/2008 to 12/31/2008...........  $10.65907    $10.55615             0
   01/01/2009 to 12/31/2009...........  $10.55615    $11.39668           177
   01/01/2010 to 12/31/2010...........  $11.39668    $11.59752           152
   01/01/2011 to 12/31/2011...........  $11.59752    $11.61472           199
   01/01/2012 to 12/31/2012...........  $11.61472    $11.90963           186
   01/01/2013 to 12/31/2013...........  $11.90963    $11.41093             0
   01/01/2014 to 12/31/2014...........  $11.41093    $11.16527             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97094    $10.27495             0
   01/01/2007 to 12/31/2007...........  $10.27495    $10.89859             0
   01/01/2008 to 12/31/2008...........  $10.89859    $10.43321             0
   01/01/2009 to 12/31/2009...........  $10.43321    $11.90738        32,550
   01/01/2010 to 12/31/2010...........  $11.90738    $12.56259        32,032
   01/01/2011 to 12/31/2011...........  $12.56259    $12.69567        13,388
   01/01/2012 to 12/31/2012...........  $12.69567    $13.59329        15,298
   01/01/2013 to 12/31/2013...........  $13.59329    $13.06915         4,304
   01/01/2014 to 12/31/2014...........  $13.06915    $13.34194         7,362
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19258    $10.61053       536,800
   01/01/2007 to 12/31/2007...........  $10.61053    $11.29724     1,480,087
   01/01/2008 to 12/31/2008...........  $11.29724    $ 8.90875     2,211,191
   01/01/2009 to 12/31/2009...........  $ 8.90875    $10.47389     4,970,188
   01/01/2010 to 12/31/2010...........  $10.47389    $11.34306     4,580,661
   01/01/2011 to 12/31/2011...........  $11.34306    $11.22072     4,313,035
   01/01/2012 to 12/31/2012...........  $11.22072    $12.12964     4,239,413
   01/01/2013 to 12/31/2013...........  $12.12964    $12.97458     3,706,704
   01/01/2014 to 12/31/2014...........  $12.97458    $13.44166     3,362,133
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01821    $10.06345             0
   01/01/2012 to 12/31/2012...........  $10.06345    $10.55681             0
   01/01/2013 to 12/31/2013...........  $10.55681    $10.10047             0
   01/01/2014 to 12/31/2014...........  $10.10047    $10.49223             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16392    $10.44781     1,090,138
   01/01/2007 to 12/31/2007...........  $10.44781    $11.40006     4,097,128
   01/01/2008 to 12/31/2008...........  $11.40006    $ 6.61982     2,188,204
   01/01/2009 to 12/31/2009...........  $ 6.61982    $ 8.16779     2,329,174
   01/01/2010 to 12/31/2010...........  $ 8.16779    $ 9.52139     2,553,655
   01/01/2011 to 12/31/2011...........  $ 9.52139    $ 8.74633     2,344,114
   01/01/2012 to 12/31/2012...........  $ 8.74633    $ 9.67312     2,065,961
   01/01/2013 to 12/31/2013...........  $ 9.67312    $11.08717     1,911,983
   01/01/2014 to 12/31/2014...........  $11.08717    $11.85788     1,895,731
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62830    $11.43057             0
   01/01/2007 to 12/31/2007...........  $11.43057    $11.42738             0
   01/01/2008 to 12/31/2008...........  $11.42738    $ 6.85882             0
   01/01/2009 to 12/31/2009...........  $ 6.85882    $ 8.18377             0
   01/01/2010 to 12/31/2010...........  $ 8.18377    $ 9.22175             0
   01/01/2011 to 12/31/2011...........  $ 9.22175    $ 9.34460             0
   01/01/2012 to 12/31/2012...........  $ 9.34460    $10.87307             0
   01/01/2013 to 12/31/2013...........  $10.87307    $14.10290             0
   01/01/2014 to 12/31/2014...........  $14.10290    $16.19051           404
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99829    $ 8.87518             0
   01/01/2012 to 12/31/2012...........  $ 8.87518    $ 9.83606             0
   01/01/2013 to 12/31/2013...........  $ 9.83606    $11.79145             0
   01/01/2014 to 12/31/2014...........  $11.79145    $12.29971             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08098    $ 7.32618        45,383
   01/01/2009 to 12/31/2009...........  $ 7.32618    $ 8.85373        49,189
   01/01/2010 to 12/31/2010...........  $ 8.85373    $ 9.70515        57,895
   01/01/2011 to 12/31/2011...........  $ 9.70515    $ 9.33306        77,865
   01/01/2012 to 12/31/2012...........  $ 9.33306    $10.08071       226,318
   01/01/2013 to 12/31/2013...........  $10.08071    $11.10147       243,516
   01/01/2014 to 12/31/2014...........  $11.10147    $11.43195       241,756
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09916    $ 6.67900        10,476
   01/01/2009 to 12/31/2009...........  $ 6.67900    $ 8.29803       110,839
   01/01/2010 to 12/31/2010...........  $ 8.29803    $ 9.29309       192,543
   01/01/2011 to 12/31/2011...........  $ 9.29309    $ 8.88479       178,795
   01/01/2012 to 12/31/2012...........  $ 8.88479    $10.08559       162,530
   01/01/2013 to 12/31/2013...........  $10.08559    $11.66215        98,600
   01/01/2014 to 12/31/2014...........  $11.66215    $12.04284        99,282
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45722    $11.04245             0
   01/01/2007 to 12/31/2007...........  $11.04245    $11.77871        93,492
   01/01/2008 to 12/31/2008...........  $11.77871    $ 8.05326       163,069
   01/01/2009 to 12/31/2009...........  $ 8.05326    $10.04994       294,857
   01/01/2010 to 12/31/2010...........  $10.04994    $11.00596       427,724
   01/01/2011 to 12/31/2011...........  $11.00596    $10.41555       490,692
   01/01/2012 to 12/31/2012...........  $10.41555    $11.33714       412,474
   01/01/2013 to 12/31/2013...........  $11.33714    $12.70300       376,831
   01/01/2014 to 12/31/2014...........  $12.70300    $12.81942       383,407

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.17005    $12.07703             0
   01/01/2007 to 12/31/2007...........  $12.07703    $13.15347             0
   01/01/2008 to 12/31/2008...........  $13.15347    $ 7.20232             0
   01/01/2009 to 12/31/2009...........  $ 7.20232    $ 9.35819           555
   01/01/2010 to 12/31/2010...........  $ 9.35819    $12.14893         1,009
   01/01/2011 to 12/31/2011...........  $12.14893    $10.33909           921
   01/01/2012 to 12/31/2012...........  $10.33909    $12.15880         1,258
   01/01/2013 to 12/31/2013...........  $12.15880    $16.76899           564
   01/01/2014 to 12/31/2014...........  $16.76899    $17.23549         1,139
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90478    $ 9.88597             0
   01/01/2007 to 12/31/2007...........  $ 9.88597    $10.37389             0
   01/01/2008 to 12/31/2008...........  $10.37389    $ 6.60424             0
   01/01/2009 to 12/31/2009...........  $ 6.60424    $ 8.66167         8,308
   01/01/2010 to 12/31/2010...........  $ 8.66167    $11.57313         6,051
   01/01/2011 to 12/31/2011...........  $11.57313    $11.22445         2,839
   01/01/2012 to 12/31/2012...........  $11.22445    $12.33177         4,228
   01/01/2013 to 12/31/2013...........  $12.33177    $16.32652           518
   01/01/2014 to 12/31/2014...........  $16.32652    $16.60132         2,575
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.94624    $12.47456             0
   01/01/2007 to 12/31/2007...........  $12.47456    $11.53147             0
   01/01/2008 to 12/31/2008...........  $11.53147    $ 7.93778             0
   01/01/2009 to 12/31/2009...........  $ 7.93778    $ 9.87372         2,252
   01/01/2010 to 12/31/2010...........  $ 9.87372    $12.18462         2,149
   01/01/2011 to 12/31/2011...........  $12.18462    $11.22104         1,037
   01/01/2012 to 12/31/2012...........  $11.22104    $12.98572         1,353
   01/01/2013 to 12/31/2013...........  $12.98572    $17.47572           299
   01/01/2014 to 12/31/2014...........  $17.47572    $18.01797           563
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69114    $11.36989        33,714
   01/01/2007 to 12/31/2007...........  $11.36989    $11.83890     1,256,901
   01/01/2008 to 12/31/2008...........  $11.83890    $ 8.58696       914,501
   01/01/2009 to 12/31/2009...........  $ 8.58696    $10.44044     1,055,497
   01/01/2010 to 12/31/2010...........  $10.44044    $11.40523     1,156,021
   01/01/2011 to 12/31/2011...........  $11.40523    $11.39261     1,188,479
   01/01/2012 to 12/31/2012...........  $11.39261    $12.66397     1,318,155
   01/01/2013 to 12/31/2013...........  $12.66397    $14.49143     1,330,989
   01/01/2014 to 12/31/2014...........  $14.49143    $15.02799     1,296,206
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00641    $12.21281             0
   01/01/2007 to 12/31/2007...........  $12.21281    $11.53367             0
   01/01/2008 to 12/31/2008...........  $11.53367    $ 6.56465             0
   01/01/2009 to 12/31/2009...........  $ 6.56465    $ 7.95961        17,248
   01/01/2010 to 12/31/2010...........  $ 7.95961    $ 8.82843         4,194
   01/01/2011 to 12/31/2011...........  $ 8.82843    $ 8.50532         2,226
   01/01/2012 to 12/31/2012...........  $ 8.50532    $ 9.76716         2,627
   01/01/2013 to 12/31/2013...........  $ 9.76716    $12.40611           604
   01/01/2014 to 12/31/2014...........  $12.40611    $13.05825         1,329

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93981    $10.43814            0
   01/01/2007 to 12/31/2007...........  $10.43814    $11.06414            0
   01/01/2008 to 12/31/2008...........  $11.06414    $ 6.44027            0
   01/01/2009 to 12/31/2009...........  $ 6.44027    $ 9.67446       10,658
   01/01/2010 to 12/31/2010...........  $ 9.67446    $10.97370        9,869
   01/01/2011 to 12/31/2011...........  $10.97370    $10.56605        4,154
   01/01/2012 to 12/31/2012...........  $10.56605    $12.16792        5,520
   01/01/2013 to 12/31/2013...........  $12.16792    $17.16472        1,714
   01/01/2014 to 12/31/2014...........  $17.16472    $18.21468        1,022
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.74361    $13.27510            0
   01/01/2007 to 12/31/2007...........  $13.27510    $18.26734            0
   01/01/2008 to 12/31/2008...........  $18.26734    $ 8.94784            0
   01/01/2009 to 12/31/2009...........  $ 8.94784    $13.08863        5,642
   01/01/2010 to 12/31/2010...........  $13.08863    $15.44154        6,147
   01/01/2011 to 12/31/2011...........  $15.44154    $12.86799        3,008
   01/01/2012 to 12/31/2012...........  $12.86799    $13.05869        3,885
   01/01/2013 to 12/31/2013...........  $13.05869    $14.75729           21
   01/01/2014 to 12/31/2014...........  $14.75729    $13.24514           93
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.53367    $ 9.80134            0
   01/01/2007 to 12/31/2007...........  $ 9.80134    $10.52457            0
   01/01/2008 to 12/31/2008...........  $10.52457    $10.05707            0
   01/01/2009 to 12/31/2009...........  $10.05707    $11.04358        1,731
   01/01/2010 to 12/31/2010...........  $11.04358    $11.43770        1,846
   01/01/2011 to 12/31/2011...........  $11.43770    $11.66490          670
   01/01/2012 to 12/31/2012...........  $11.66490    $12.02165          967
   01/01/2013 to 12/31/2013...........  $12.02165    $11.33244          578
   01/01/2014 to 12/31/2014...........  $11.33244    $11.16110            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62887    $11.32444            0
   01/01/2007 to 12/31/2007...........  $11.32444    $12.15039            0
   01/01/2008 to 12/31/2008...........  $12.15039    $ 6.86312            0
   01/01/2009 to 12/31/2009...........  $ 6.86312    $ 8.63315       23,090
   01/01/2010 to 12/31/2010...........  $ 8.63315    $ 9.69323       29,536
   01/01/2011 to 12/31/2011...........  $ 9.69323    $ 9.16607       32,180
   01/01/2012 to 12/31/2012...........  $ 9.16607    $ 9.96542       57,511
   01/01/2013 to 12/31/2013...........  $ 9.96542    $11.76171      161,772
   01/01/2014 to 12/31/2014...........  $11.76171    $12.15390      203,588
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99829    $ 9.97440            0
   01/01/2008 to 12/31/2008...........  $ 9.97440    $ 9.26017            0
   01/01/2009 to 12/31/2009...........  $ 9.26017    $10.12450        2,581
   01/01/2010 to 12/31/2010...........  $10.12450    $10.68951        3,382
   01/01/2011 to 12/31/2011...........  $10.68951    $11.10080        1,868
   01/01/2012 to 12/31/2012...........  $11.10080    $11.72585        2,135
   01/01/2013 to 12/31/2013...........  $11.72585    $11.31310          780
   01/01/2014 to 12/31/2014...........  $11.31310    $11.87791        1,308
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07800    $ 6.62440       38,193
   01/01/2009 to 12/31/2009...........  $ 6.62440    $ 8.43880      182,958
   01/01/2010 to 12/31/2010...........  $ 8.43880    $ 9.11172      260,751
   01/01/2011 to 12/31/2011...........  $ 9.11172    $ 8.77538      198,889
   01/01/2012 to 09/21/2012...........  $ 8.77538    $ 9.80179            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08888    $ 7.64977           0
   01/01/2009 to 12/31/2009...........  $ 7.64977    $ 9.10826           0
   01/01/2010 to 12/31/2010...........  $ 9.10826    $10.46983           0
   01/01/2011 to 12/31/2011...........  $10.46983    $10.96726           0
   01/01/2012 to 12/31/2012...........  $10.96726    $11.90760           0
   01/01/2013 to 12/31/2013...........  $11.90760    $14.98106           0
   01/01/2014 to 12/31/2014...........  $14.98106    $16.17354           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26789    $ 7.02240           0
   01/01/2009 to 12/31/2009...........  $ 7.02240    $ 8.99671           0
   01/01/2010 to 12/31/2010...........  $ 8.99671    $10.69651           0
   01/01/2011 to 12/31/2011...........  $10.69651    $11.05307           0
   01/01/2012 to 12/31/2012...........  $11.05307    $13.21772           0
   01/01/2013 to 12/31/2013...........  $13.21772    $18.10741           0
   01/01/2014 to 12/31/2014...........  $18.10741    $19.94475           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38558    $ 5.25699           0
   01/01/2009 to 12/31/2009...........  $ 5.25699    $ 5.92152           0
   01/01/2010 to 12/31/2010...........  $ 5.92152    $ 6.43365           0
   01/01/2011 to 12/31/2011...........  $ 6.43365    $ 5.42982           0
   01/01/2012 to 12/31/2012...........  $ 5.42982    $ 6.63308           0
   01/01/2013 to 12/31/2013...........  $ 6.63308    $ 8.58077           0
   01/01/2014 to 12/31/2014...........  $ 8.58077    $ 9.48981           0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15181    $ 8.31252           0
   01/01/2009 to 12/31/2009...........  $ 8.31252    $ 9.73373         664
   01/01/2010 to 12/31/2010...........  $ 9.73373    $ 9.80468         644
   01/01/2011 to 12/31/2011...........  $ 9.80468    $10.57454         270
   01/01/2012 to 12/31/2012...........  $10.57454    $12.15913           0
   01/01/2013 to 12/31/2013...........  $12.15913    $16.64400           0
   01/01/2014 to 12/31/2014...........  $16.64400    $20.16511           0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16531    $ 6.07949           0
   01/01/2009 to 12/31/2009...........  $ 6.07949    $ 7.38932           0
   01/01/2010 to 12/31/2010...........  $ 7.38932    $ 8.95612           0
   01/01/2011 to 12/31/2011...........  $ 8.95612    $ 8.61558           0
   01/01/2012 to 12/31/2012...........  $ 8.61558    $ 9.77130           0
   01/01/2013 to 12/31/2013...........  $ 9.77130    $13.22525           0
   01/01/2014 to 12/31/2014...........  $13.22525    $13.67558           0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11054    $ 6.69736           0
   01/01/2009 to 12/31/2009...........  $ 6.69736    $ 8.51005           0
   01/01/2010 to 12/31/2010...........  $ 8.51005    $ 9.43387           0
   01/01/2011 to 12/31/2011...........  $ 9.43387    $ 9.52935           0
   01/01/2012 to 12/31/2012...........  $ 9.52935    $10.52001           0
   01/01/2013 to 12/31/2013...........  $10.52001    $13.46336           0
   01/01/2014 to 12/31/2014...........  $13.46336    $14.89119           0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24132    $ 6.25380           0
   01/01/2009 to 12/31/2009...........  $ 6.25380    $ 7.31738           0
   01/01/2010 to 12/31/2010...........  $ 7.31738    $ 8.09105       8,726
   01/01/2011 to 12/31/2011...........  $ 8.09105    $ 7.82346       8,726
   01/01/2012 to 12/31/2012...........  $ 7.82346    $ 8.84385       8,431
   01/01/2013 to 12/31/2013...........  $ 8.84385    $11.25131       7,907
   01/01/2014 to 12/31/2014...........  $11.25131    $12.17415       7,417

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07232    $ 6.18199           0
   01/01/2009 to 12/31/2009...........  $ 6.18199    $ 8.37491           0
   01/01/2010 to 12/31/2010...........  $ 8.37491    $10.53374           0
   01/01/2011 to 12/31/2011...........  $10.53374    $10.01888           0
   01/01/2012 to 12/31/2012...........  $10.01888    $11.32177           0
   01/01/2013 to 12/31/2013...........  $11.32177    $14.47394           0
   01/01/2014 to 12/31/2014...........  $14.47394    $15.01137           0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18830    $ 6.44572           0
   01/01/2009 to 12/31/2009...........  $ 6.44572    $ 8.26226           0
   01/01/2010 to 12/31/2010...........  $ 8.26226    $ 9.74747           0
   01/01/2011 to 12/31/2011...........  $ 9.74747    $ 9.17262           0
   01/01/2012 to 12/31/2012...........  $ 9.17262    $10.47165           0
   01/01/2013 to 12/31/2013...........  $10.47165    $13.55469           0
   01/01/2014 to 12/31/2014...........  $13.55469    $14.62801           0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25880    $ 5.50234           0
   01/01/2009 to 12/31/2009...........  $ 5.50234    $ 6.89260           0
   01/01/2010 to 12/31/2010...........  $ 6.89260    $ 8.41782           0
   01/01/2011 to 12/31/2011...........  $ 8.41782    $ 8.63656           0
   01/01/2012 to 12/31/2012...........  $ 8.63656    $ 9.91107           0
   01/01/2013 to 12/31/2013...........  $ 9.91107    $ 9.71611           0
   01/01/2014 to 12/31/2014...........  $ 9.71611    $11.89704           0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11344    $ 6.79014           0
   01/01/2009 to 12/31/2009...........  $ 6.79014    $ 8.39089           0
   01/01/2010 to 12/31/2010...........  $ 8.39089    $10.33254           0
   01/01/2011 to 12/31/2011...........  $10.33254    $10.24997           0
   01/01/2012 to 12/31/2012...........  $10.24997    $11.29179           0
   01/01/2013 to 12/31/2013...........  $11.29179    $15.53056           0
   01/01/2014 to 12/31/2014...........  $15.53056    $15.54156           0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22844    $ 7.15855           0
   01/01/2009 to 12/31/2009...........  $ 7.15855    $ 8.44181           0
   01/01/2010 to 12/31/2010...........  $ 8.44181    $10.09576           0
   01/01/2011 to 12/31/2011...........  $10.09576    $ 9.48274           0
   01/01/2012 to 12/31/2012...........  $ 9.48274    $10.78788           0
   01/01/2013 to 12/31/2013...........  $10.78788    $14.54699           0
   01/01/2014 to 12/31/2014...........  $14.54699    $15.07615           0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27802    $ 7.24797           0
   01/01/2009 to 12/31/2009...........  $ 7.24797    $ 7.61851         833
   01/01/2010 to 12/31/2010...........  $ 7.61851    $ 8.63243         808
   01/01/2011 to 12/31/2011...........  $ 8.63243    $ 8.61317         339
   01/01/2012 to 12/31/2012...........  $ 8.61317    $ 9.82906           0
   01/01/2013 to 12/31/2013...........  $ 9.82906    $10.78878           0
   01/01/2014 to 12/31/2014...........  $10.78878    $10.62668           0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09847    $ 7.19472           0
   01/01/2009 to 12/31/2009...........  $ 7.19472    $ 7.80329       2,207
   01/01/2010 to 12/31/2010...........  $ 7.80329    $ 8.09752       1,635
   01/01/2011 to 12/31/2011...........  $ 8.09752    $ 9.32008       1,119
   01/01/2012 to 12/31/2012...........  $ 9.32008    $ 9.14088       1,017
   01/01/2013 to 12/31/2013...........  $ 9.14088    $10.14482           0
   01/01/2014 to 12/31/2014...........  $10.14482    $12.50810           0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529     5,532,354
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877     9,731,970
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271     8,220,827
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766     7,744,445
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822     7,544,568
   01/01/2011 to 12/31/2011...........  $10.37822    $ 9.88032     6,843,878
   01/01/2012 to 12/31/2012...........  $ 9.88032    $10.87687     6,139,919
   01/01/2013 to 12/31/2013...........  $10.87687    $11.69852     5,753,215
   01/01/2014 to 12/31/2014...........  $11.69852    $11.87790     5,166,237
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       873,210
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459     2,362,014
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171     2,319,713
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915     2,200,107
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809     2,131,338
   01/01/2011 to 12/31/2011...........  $10.70809    $10.48454     2,058,340
   01/01/2012 to 12/31/2012...........  $10.48454    $11.65298     1,940,847
   01/01/2013 to 12/31/2013...........  $11.65298    $13.28346     1,866,714
   01/01/2014 to 12/31/2014...........  $13.28346    $13.78454     1,747,809
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492             0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262             0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789             0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044             0
   01/01/2010 to 12/31/2010...........  $ 8.44044    $ 9.39776             0
   01/01/2011 to 12/31/2011...........  $ 9.39776    $ 9.51953             0
   01/01/2012 to 05/04/2012...........  $ 9.51953    $10.32353             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790     1,470,871
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011     2,588,286
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061     3,781,063
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989     5,689,327
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667     5,049,654
   01/01/2011 to 12/31/2011...........  $10.67667    $10.31523     4,565,268
   01/01/2012 to 12/31/2012...........  $10.31523    $11.34646     4,118,548
   01/01/2013 to 12/31/2013...........  $11.34646    $13.05510     3,855,143
   01/01/2014 to 12/31/2014...........  $13.05510    $13.60049     3,340,342
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99756    $ 9.13191     1,589,823
   01/01/2012 to 12/31/2012...........  $ 9.13191    $ 9.99296     1,398,698
   01/01/2013 to 12/31/2013...........  $ 9.99296    $10.83380     1,245,656
   01/01/2014 to 12/31/2014...........  $10.83380    $11.11408     1,115,972
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $10.46009             0
   01/01/2014 to 12/31/2014...........  $10.46009    $10.59593        14,514

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041            0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216            0
   01/01/2011 to 12/31/2011...........  $10.38216    $11.13290            0
   01/01/2012 to 12/31/2012...........  $11.13290    $11.34091            0
   01/01/2013 to 12/31/2013...........  $11.34091    $11.01490            0
   01/01/2014 to 12/31/2014...........  $11.01490    $10.82225            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626            0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104            0
   01/01/2011 to 12/31/2011...........  $10.51104    $11.67616            0
   01/01/2012 to 12/31/2012...........  $11.67616    $12.07152            0
   01/01/2013 to 12/31/2013...........  $12.07152    $11.43481            0
   01/01/2014 to 12/31/2014...........  $11.43481    $11.48095            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715            0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967            0
   01/01/2011 to 12/31/2011...........  $10.41967    $11.81852            0
   01/01/2012 to 12/31/2012...........  $11.81852    $12.23524            0
   01/01/2013 to 12/31/2013...........  $12.23524    $11.38790            0
   01/01/2014 to 12/31/2014...........  $11.38790    $11.61219            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236            0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963          676
   01/01/2011 to 12/31/2011...........  $10.10963    $11.73410            0
   01/01/2012 to 12/31/2012...........  $11.73410    $12.20077            0
   01/01/2013 to 12/31/2013...........  $12.20077    $11.15482            0
   01/01/2014 to 12/31/2014...........  $11.15482    $11.58131            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344            0
   01/01/2011 to 12/31/2011...........  $10.96344    $12.89923        5,764
   01/01/2012 to 12/31/2012...........  $12.89923    $13.47203        4,087
   01/01/2013 to 12/31/2013...........  $13.47203    $12.25318            0
   01/01/2014 to 12/31/2014...........  $12.25318    $12.90403            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99817    $11.97169            0
   01/01/2012 to 12/31/2012...........  $11.97169    $12.39242        3,035
   01/01/2013 to 12/31/2013...........  $12.39242    $10.93851            0
   01/01/2014 to 12/31/2014...........  $10.93851    $11.80707            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99757    $10.35646            0
   01/01/2013 to 12/31/2013...........  $10.35646    $ 9.09549       17,033
   01/01/2014 to 12/31/2014...........  $ 9.09549    $10.01785        9,956
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99878    $ 8.71387            0
   01/01/2014 to 12/31/2014...........  $ 8.71387    $ 9.76561            0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99878    $11.25691            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781          885
   01/01/2011 to 12/31/2011...........  $11.44781    $10.53872            0
   01/01/2012 to 12/31/2012...........  $10.53872    $11.67038            0
   01/01/2013 to 12/31/2013...........  $11.67038    $15.00093            0
   01/01/2014 to 12/31/2014...........  $15.00093    $16.17688            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115      6,561,306
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342     12,935,579
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294     11,371,205
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688     10,717,473
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961     10,433,364
   01/01/2011 to 12/31/2011...........  $10.31961    $ 9.84787      9,803,171
   01/01/2012 to 12/31/2012...........  $ 9.84787    $10.95243      9,098,455
   01/01/2013 to 12/31/2013...........  $10.95243    $13.14089      8,699,441
   01/01/2014 to 12/31/2014...........  $13.14089    $13.75064      8,097,018
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99817    $11.60723              0
   01/01/2014 to 12/31/2014...........  $11.60723    $12.89672              0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622              0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355              0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449              0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325              0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748              0
   01/01/2011 to 12/31/2011...........  $12.91748    $13.46633              0
   01/01/2012 to 12/31/2012...........  $13.46633    $15.19077              0
   01/01/2013 to 12/31/2013...........  $15.19077    $15.32188              0
   01/01/2014 to 12/31/2014...........  $15.32188    $19.61723              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708              0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579              0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $ 9.65239              0
   01/01/2014 to 12/31/2014...........  $ 9.65239    $ 9.92163         12,932
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407        617,809
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251      1,767,825
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462      1,552,160
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826      1,491,611
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641      1,465,024
   01/01/2011 to 12/31/2011...........  $ 9.70641    $ 9.35035      1,359,077
   01/01/2012 to 12/31/2012...........  $ 9.35035    $10.11678      1,400,860
   01/01/2013 to 12/31/2013...........  $10.11678    $11.35451      1,364,211
   01/01/2014 to 12/31/2014...........  $11.35451    $11.45456      1,213,540
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852         23,411
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670         25,943
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698         44,009
   01/01/2011 to 12/31/2011...........  $ 9.82698    $ 9.37344         17,618
   01/01/2012 to 12/31/2012...........  $ 9.37344    $10.41682         20,660
   01/01/2013 to 12/31/2013...........  $10.41682    $12.14611         34,023
   01/01/2014 to 12/31/2014...........  $12.14611    $12.55819         50,486
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402         13,425
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.70738         95,020
   01/01/2013 to 12/31/2013...........  $10.70738    $13.03450        141,745
   01/01/2014 to 12/31/2014...........  $13.03450    $13.15281        107,397

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99817    $10.77527       31,789
   01/01/2014 to 12/31/2014...........  $10.77527    $10.80786       49,562
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790            0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684            0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128            0
   01/01/2011 to 12/31/2011...........  $ 9.47128    $ 8.79636            0
   01/01/2012 to 12/31/2012...........  $ 8.79636    $10.90830            0
   01/01/2013 to 12/31/2013...........  $10.90830    $11.13207            0
   01/01/2014 to 12/31/2014...........  $11.13207    $12.40303            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996            0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145            0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118            0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011            0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166            0
   01/01/2011 to 12/31/2011...........  $11.82166    $11.10435            0
   01/01/2012 to 12/31/2012...........  $11.10435    $13.00602            0
   01/01/2013 to 12/31/2013...........  $13.00602    $16.50274            0
   01/01/2014 to 02/07/2014...........  $16.50274    $16.22539            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945            0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791            0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810            0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575            0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314            0
   01/01/2011 to 12/31/2011...........  $ 8.99314    $ 8.31011            0
   01/01/2012 to 12/31/2012...........  $ 8.31011    $ 9.72534            0
   01/01/2013 to 12/31/2013...........  $ 9.72534    $12.70180            0
   01/01/2014 to 12/31/2014...........  $12.70180    $14.05368            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421            0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287            0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570            0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264            0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590            0
   01/01/2011 to 12/31/2011...........  $13.31590    $12.63558            0
   01/01/2012 to 12/31/2012...........  $12.63558    $14.78088            0
   01/01/2013 to 12/31/2013...........  $14.78088    $19.10921            0
   01/01/2014 to 12/31/2014...........  $19.10921    $20.84303            0
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716       49,807
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528       81,519
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239       89,731
   01/01/2011 to 12/31/2011...........  $ 9.99239    $ 9.72331       81,041
   01/01/2012 to 12/31/2012...........  $ 9.72331    $10.47221      107,460
   01/01/2013 to 12/31/2013...........  $10.47221    $11.24773      114,444
   01/01/2014 to 12/31/2014...........  $11.24773    $11.44479      111,090
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998            0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304            0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980            0
   01/01/2011 to 12/31/2011...........  $11.71980    $11.61152            0
   01/01/2012 to 12/31/2012...........  $11.61152    $13.13736            0
   01/01/2013 to 12/31/2013...........  $13.13736    $17.83518            0
   01/01/2014 to 12/31/2014...........  $17.83518    $18.69829            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696            0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242            0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297            0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897            0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708            0
   01/01/2011 to 12/31/2011...........  $ 9.79708    $ 9.53469            0
   01/01/2012 to 12/31/2012...........  $ 9.53469    $10.57417            0
   01/01/2013 to 12/31/2013...........  $10.57417    $13.92281            0
   01/01/2014 to 12/31/2014...........  $13.92281    $13.82856            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002            0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268            0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782            0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484            0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212            0
   01/01/2011 to 12/31/2011...........  $11.37212    $11.47527            0
   01/01/2012 to 12/31/2012...........  $11.47527    $12.77941            0
   01/01/2013 to 12/31/2013...........  $12.77941    $13.39553            0
   01/01/2014 to 12/31/2014...........  $13.39553    $13.43582            0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677            0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178            0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731            0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187            0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097            0
   01/01/2011 to 12/31/2011...........  $ 8.87097    $ 7.55472            0
   01/01/2012 to 12/31/2012...........  $ 7.55472    $ 8.89293            0
   01/01/2013 to 12/31/2013...........  $ 8.89293    $10.35465            0
   01/01/2014 to 12/31/2014...........  $10.35465    $ 9.56727            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889            0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484            0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160            0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894            0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217            0
   01/01/2011 to 12/31/2011...........  $ 9.47217    $ 8.10141            0
   01/01/2012 to 12/31/2012...........  $ 8.10141    $ 9.24419            0
   01/01/2013 to 12/31/2013...........  $ 9.24419    $10.80070            0
   01/01/2014 to 12/31/2014...........  $10.80070    $ 9.85484            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287       42,503
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140       39,452
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827       37,937
   01/01/2011 to 12/31/2011...........  $ 9.80827    $ 9.53814       19,602
   01/01/2012 to 12/31/2012...........  $ 9.53814    $10.59496       55,493
   01/01/2013 to 12/31/2013...........  $10.59496    $12.04899       36,506
   01/01/2014 to 12/31/2014...........  $12.04899    $12.53374       34,526
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
   01/01/2011 to 12/31/2011...........  $10.88206    $ 9.66899            0
   01/01/2012 to 12/31/2012...........  $ 9.66899    $11.52759            0
   01/01/2013 to 12/31/2013...........  $11.52759    $13.00571            0
   01/01/2014 to 12/31/2014...........  $13.00571    $11.90982            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739      301,914
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119      349,586
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602      377,710
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220      376,904
   01/01/2011 to 12/31/2011...........  $11.56220    $11.33459      367,461
   01/01/2012 to 12/31/2012...........  $11.33459    $12.27304      545,336
   01/01/2013 to 12/31/2013...........  $12.27304    $13.32716      527,059
   01/01/2014 to 12/31/2014...........  $13.32716    $13.74406      446,654
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
   01/01/2011 to 12/31/2011...........  $11.19487    $11.02146            0
   01/01/2012 to 12/31/2012...........  $11.02146    $12.41541            0
   01/01/2013 to 12/31/2013...........  $12.41541    $16.57359            0
   01/01/2014 to 12/31/2014...........  $16.57359    $17.74935            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
   01/01/2011 to 12/31/2011...........  $ 8.54237    $ 8.00512            0
   01/01/2012 to 12/31/2012...........  $ 8.00512    $ 9.15076            0
   01/01/2013 to 12/31/2013...........  $ 9.15076    $12.51678            0
   01/01/2014 to 12/31/2014...........  $12.51678    $13.92415            0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185            0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579            0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018            0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686            0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834            0
   01/01/2011 to 12/31/2011...........  $10.47834    $10.15451            0
   01/01/2012 to 12/31/2012...........  $10.15451    $11.14880            0
   01/01/2013 to 12/31/2013...........  $11.14880    $14.89547            0
   01/01/2014 to 12/31/2014...........  $14.89547    $16.11043            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464            0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240            0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063            0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085            0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106            0
   01/01/2011 to 12/31/2011...........  $12.09106    $13.02828            0
   01/01/2012 to 12/31/2012...........  $13.02828    $13.49666            0
   01/01/2013 to 12/31/2013...........  $13.49666    $12.93554            0
   01/01/2014 to 12/31/2014...........  $12.93554    $13.45913            0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817            0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337            0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586            0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126            0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035            0
   01/01/2011 to 12/31/2011...........  $12.34035    $11.69116            0
   01/01/2012 to 12/31/2012...........  $11.69116    $14.07213            0
   01/01/2013 to 12/31/2013...........  $14.07213    $17.56575            0
   01/01/2014 to 12/31/2014...........  $17.56575    $17.80286            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
   01/01/2011 to 12/31/2011...........  $10.79966    $10.49959         0
   01/01/2012 to 12/31/2012...........  $10.49959    $12.02243         0
   01/01/2013 to 12/31/2013...........  $12.02243    $16.07390         0
   01/01/2014 to 12/31/2014...........  $16.07390    $17.08945         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99818    $10.17554         0
   01/01/2013 to 12/31/2013...........  $10.17554    $13.38557         0
   01/01/2014 to 12/31/2014...........  $13.38557    $14.42863         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
   01/01/2011 to 12/31/2011...........  $11.49463    $10.85406         0
   01/01/2012 to 12/31/2012...........  $10.85406    $12.56906         0
   01/01/2013 to 12/31/2013...........  $12.56906    $16.27725         0
   01/01/2014 to 12/31/2014...........  $16.27725    $18.30203         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
   01/01/2011 to 12/31/2011...........  $10.03229    $ 9.81415         0
   01/01/2012 to 12/31/2012...........  $ 9.81415    $ 9.59827         0
   01/01/2013 to 12/31/2013...........  $ 9.59827    $ 9.38716         0
   01/01/2014 to 12/31/2014...........  $ 9.38716    $ 9.18065         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
   01/01/2011 to 12/31/2011...........  $11.10141    $10.58780         0
   01/01/2012 to 12/31/2012...........  $10.58780    $12.12804         0
   01/01/2013 to 12/31/2013...........  $12.12804    $16.84393         0
   01/01/2014 to 12/31/2014...........  $16.84393    $18.82076         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02808    $10.06097         0
   01/01/2012 to 12/31/2012...........  $10.06097    $10.31851         0
   01/01/2013 to 12/31/2013...........  $10.31851    $ 9.80546         0
   01/01/2014 to 12/31/2014...........  $ 9.80546    $10.08372         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
   01/01/2011 to 12/31/2011...........  $13.35009    $13.27697         0
   01/01/2012 to 12/31/2012...........  $13.27697    $14.59214         0
   01/01/2013 to 12/31/2013...........  $14.59214    $18.92509         0
   01/01/2014 to 12/31/2014...........  $18.92509    $19.97808         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666             0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697             0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627             0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808             0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865             0
   01/01/2011 to 04/29/2011...........  $ 9.94865    $11.13856             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.28444             0
   01/01/2013 to 12/31/2013...........  $10.28444    $11.96070        18,289
   01/01/2014 to 12/31/2014...........  $11.96070    $12.29863        15,392
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970             0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407             0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692             0
   01/01/2011 to 12/31/2011...........  $10.82692    $ 8.44241             0
   01/01/2012 to 12/31/2012...........  $ 8.44241    $ 9.73673             0
   01/01/2013 to 12/31/2013...........  $ 9.73673    $ 9.54367             0
   01/01/2014 to 12/31/2014...........  $ 9.54367    $ 8.89652             0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415             0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523             0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732             0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653             0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897             0
   01/01/2011 to 12/31/2011...........  $11.49897    $11.49917             0
   01/01/2012 to 12/31/2012...........  $11.49917    $11.77377             0
   01/01/2013 to 12/31/2013...........  $11.77377    $11.26437             0
   01/01/2014 to 12/31/2014...........  $11.26437    $11.00598             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474             0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171             0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223             0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329         1,354
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663         1,353
   01/01/2011 to 12/31/2011...........  $12.47663    $12.59042             0
   01/01/2012 to 12/31/2012...........  $12.59042    $13.46070             0
   01/01/2013 to 12/31/2013...........  $13.46070    $12.92255             0
   01/01/2014 to 12/31/2014...........  $12.92255    $13.17297             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       497,956
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294     1,319,704
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866     1,865,612
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144     3,275,055
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882     2,956,420
   01/01/2011 to 12/31/2011...........  $11.25882    $11.12122     2,743,932
   01/01/2012 to 12/31/2012...........  $11.12122    $12.00437     2,824,903
   01/01/2013 to 12/31/2013...........  $12.00437    $12.82173     2,616,705
   01/01/2014 to 12/31/2014...........  $12.82173    $13.26380     2,326,101
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01809    $10.06089             0
   01/01/2012 to 12/31/2012...........  $10.06089    $10.53869             0
   01/01/2013 to 12/31/2013...........  $10.53869    $10.06837             0
   01/01/2014 to 12/31/2014...........  $10.06837    $10.44364             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578       731,245
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013     2,525,442
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282     2,355,256
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252     2,340,434
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472     2,557,617
   01/01/2011 to 12/31/2011...........  $ 9.45472    $ 8.67232     2,442,153
   01/01/2012 to 12/31/2012...........  $ 8.67232    $ 9.57690     2,190,385
   01/01/2013 to 12/31/2013...........  $ 9.57690    $10.96089     2,086,482
   01/01/2014 to 12/31/2014...........  $10.96089    $11.70562     1,964,518
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033             0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033             0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050             0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604             0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329             0
   01/01/2011 to 12/31/2011...........  $ 9.14329    $ 9.25157             0
   01/01/2012 to 12/31/2012...........  $ 9.25157    $10.74903             0
   01/01/2013 to 12/31/2013...........  $10.74903    $13.92157             0
   01/01/2014 to 12/31/2014...........  $13.92157    $15.95887             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99817    $ 8.86648             0
   01/01/2012 to 12/31/2012...........  $ 8.86648    $ 9.81199             0
   01/01/2013 to 12/31/2013...........  $ 9.81199    $11.74541         3,084
   01/01/2014 to 12/31/2014...........  $11.74541    $12.23364         5,004
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895        39,416
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205        63,218
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727        88,601
   01/01/2011 to 12/31/2011...........  $ 9.66727    $ 9.28309        95,967
   01/01/2012 to 12/31/2012...........  $ 9.28309    $10.01191       166,539
   01/01/2013 to 12/31/2013...........  $10.01191    $11.00969       163,451
   01/01/2014 to 12/31/2014...........  $11.00969    $11.32086       153,052
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246        28,640
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770        58,285
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676        76,010
   01/01/2011 to 12/31/2011...........  $ 9.25676    $ 8.83709        96,013
   01/01/2012 to 12/31/2012...........  $ 8.83709    $10.01673        59,771
   01/01/2013 to 12/31/2013...........  $10.01673    $11.56557        64,728
   01/01/2014 to 12/31/2014...........  $11.56557    $11.92551        74,162
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325             0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026        99,324
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838        94,965
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919       203,554
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252       281,952
   01/01/2011 to 12/31/2011...........  $10.91252    $10.31190       487,908
   01/01/2012 to 12/31/2012...........  $10.31190    $11.20774       388,499
   01/01/2013 to 12/31/2013...........  $11.20774    $12.53953       380,465
   01/01/2014 to 12/31/2014...........  $12.53953    $12.63590       347,029

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505             0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925             0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200             0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215             0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549             0
   01/01/2011 to 12/31/2011...........  $12.04549    $10.23600             0
   01/01/2012 to 12/31/2012...........  $10.23600    $12.01985             0
   01/01/2013 to 12/31/2013...........  $12.01985    $16.55303             0
   01/01/2014 to 12/31/2014...........  $16.55303    $16.98854             0
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625             0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839             0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832             0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513             0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409             0
   01/01/2011 to 12/31/2011...........  $11.49409    $11.13148             0
   01/01/2012 to 12/31/2012...........  $11.13148    $12.21161             0
   01/01/2013 to 12/31/2013...........  $12.21161    $16.14369             0
   01/01/2014 to 12/31/2014...........  $16.14369    $16.39138             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163             0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395             0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338             0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392             0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066             0
   01/01/2011 to 12/31/2011...........  $12.08066    $11.10904             0
   01/01/2012 to 12/31/2012...........  $11.10904    $12.83722             0
   01/01/2013 to 12/31/2013...........  $12.83722    $17.25050             0
   01/01/2014 to 12/31/2014...........  $17.25050    $17.75965             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991        13,042
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020     1,168,970
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       854,993
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       868,302
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       861,448
   01/01/2011 to 12/31/2011...........  $11.30851    $11.27944       828,168
   01/01/2012 to 12/31/2012...........  $11.27944    $12.51966       805,114
   01/01/2013 to 12/31/2013...........  $12.51966    $14.30533       864,271
   01/01/2014 to 12/31/2014...........  $14.30533    $14.81310       892,322
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054             0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624             0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810             0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362             0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354             0
   01/01/2011 to 12/31/2011...........  $ 8.75354    $ 8.42085             0
   01/01/2012 to 12/31/2012...........  $ 8.42085    $ 9.65593             0
   01/01/2013 to 12/31/2013...........  $ 9.65593    $12.24682             0
   01/01/2014 to 12/31/2014...........  $12.24682    $12.87171             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
   01/01/2011 to 12/31/2011...........  $10.89854    $10.47838            0
   01/01/2012 to 12/31/2012...........  $10.47838    $12.04928            0
   01/01/2013 to 12/31/2013...........  $12.04928    $16.97245            0
   01/01/2014 to 12/31/2014...........  $16.97245    $17.98424            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998            0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215            0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797            0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675            0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064            0
   01/01/2011 to 12/31/2011...........  $15.31064    $12.74029            0
   01/01/2012 to 12/31/2012...........  $12.74029    $12.91003            0
   01/01/2013 to 12/31/2013...........  $12.91003    $14.56784            0
   01/01/2014 to 12/31/2014...........  $14.56784    $13.05591            0
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542            0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123            0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096            0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586            0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046            0
   01/01/2011 to 12/31/2011...........  $11.34046    $11.54872            0
   01/01/2012 to 12/31/2012...........  $11.54872    $11.88441            0
   01/01/2013 to 12/31/2013...........  $11.88441    $11.18657            0
   01/01/2014 to 12/31/2014...........  $11.18657    $11.00133            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662            0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353            0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224            0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160            0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121            0
   01/01/2011 to 12/31/2011...........  $ 9.62121    $ 9.08459        2,223
   01/01/2012 to 12/31/2012...........  $ 9.08459    $ 9.86225        4,081
   01/01/2013 to 12/31/2013...........  $ 9.86225    $11.62287       59,005
   01/01/2014 to 12/31/2014...........  $11.62287    $11.99269       68,303
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260            0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479            0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286            0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051            0
   01/01/2011 to 12/31/2011...........  $10.64051    $11.03361            0
   01/01/2012 to 12/31/2012...........  $11.03361    $11.63787            0
   01/01/2013 to 12/31/2013...........  $11.63787    $11.21185            0
   01/01/2014 to 12/31/2014...........  $11.21185    $11.75439            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789       61,258
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819      104,719
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616      130,503
   01/01/2011 to 12/31/2011...........  $ 9.07616    $ 8.72845      149,496
   01/01/2012 to 09/21/2012...........  $ 8.72845    $ 9.73895            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08884    $ 7.64224         0
   01/01/2009 to 12/31/2009...........  $ 7.64224    $ 9.08601         0
   01/01/2010 to 12/31/2010...........  $ 9.08601    $10.42895         0
   01/01/2011 to 12/31/2011...........  $10.42895    $10.90842         0
   01/01/2012 to 12/31/2012...........  $10.90842    $11.82635         0
   01/01/2013 to 12/31/2013...........  $11.82635    $14.85707         0
   01/01/2014 to 12/31/2014...........  $14.85707    $16.01623         0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26785    $ 7.01551         0
   01/01/2009 to 12/31/2009...........  $ 7.01551    $ 8.97465         0
   01/01/2010 to 12/31/2010...........  $ 8.97465    $10.65472         0
   01/01/2011 to 12/31/2011...........  $10.65472    $10.99375         0
   01/01/2012 to 12/31/2012...........  $10.99375    $13.12731         0
   01/01/2013 to 12/31/2013...........  $13.12731    $17.95726         0
   01/01/2014 to 12/31/2014...........  $17.95726    $19.75046         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38554    $ 5.25170         0
   01/01/2009 to 12/31/2009...........  $ 5.25170    $ 5.90700         0
   01/01/2010 to 12/31/2010...........  $ 5.90700    $ 6.40853         0
   01/01/2011 to 12/31/2011...........  $ 6.40853    $ 5.40074         0
   01/01/2012 to 12/31/2012...........  $ 5.40074    $ 6.58774         0
   01/01/2013 to 12/31/2013...........  $ 6.58774    $ 8.50951         0
   01/01/2014 to 12/31/2014...........  $ 8.50951    $ 9.39731         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15177    $ 8.30434         0
   01/01/2009 to 12/31/2009...........  $ 8.30434    $ 9.70984         0
   01/01/2010 to 12/31/2010...........  $ 9.70984    $ 9.76625         0
   01/01/2011 to 12/31/2011...........  $ 9.76625    $10.51768         0
   01/01/2012 to 12/31/2012...........  $10.51768    $12.07599         0
   01/01/2013 to 12/31/2013...........  $12.07599    $16.50590         0
   01/01/2014 to 12/31/2014...........  $16.50590    $19.96848         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16527    $ 6.07345         0
   01/01/2009 to 12/31/2009...........  $ 6.07345    $ 7.37123         0
   01/01/2010 to 12/31/2010...........  $ 7.37123    $ 8.92120         0
   01/01/2011 to 12/31/2011...........  $ 8.92120    $ 8.56951         0
   01/01/2012 to 12/31/2012...........  $ 8.56951    $ 9.70472         0
   01/01/2013 to 12/31/2013...........  $ 9.70472    $13.11591         0
   01/01/2014 to 12/31/2014...........  $13.11591    $13.54273         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11050    $ 6.69076         0
   01/01/2009 to 12/31/2009...........  $ 6.69076    $ 8.48914         0
   01/01/2010 to 12/31/2010...........  $ 8.48914    $ 9.39705         0
   01/01/2011 to 12/31/2011...........  $ 9.39705    $ 9.47832         0
   01/01/2012 to 12/31/2012...........  $ 9.47832    $10.44818         0
   01/01/2013 to 12/31/2013...........  $10.44818    $13.35180         0
   01/01/2014 to 12/31/2014...........  $13.35180    $14.74615         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24128    $ 6.24766         0
   01/01/2009 to 12/31/2009...........  $ 6.24766    $ 7.29948         0
   01/01/2010 to 12/31/2010...........  $ 7.29948    $ 8.05941         0
   01/01/2011 to 12/31/2011...........  $ 8.05941    $ 7.78165         0
   01/01/2012 to 12/31/2012...........  $ 7.78165    $ 8.78364         0
   01/01/2013 to 12/31/2013...........  $ 8.78364    $11.15841         0
   01/01/2014 to 12/31/2014...........  $11.15841    $12.05592         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07228    $ 6.17594         0
   01/01/2009 to 12/31/2009...........  $ 6.17594    $ 8.35444         0
   01/01/2010 to 12/31/2010...........  $ 8.35444    $10.49265         0
   01/01/2011 to 12/31/2011...........  $10.49265    $ 9.96515         0
   01/01/2012 to 12/31/2012...........  $ 9.96515    $11.24447         0
   01/01/2013 to 12/31/2013...........  $11.24447    $14.35405         0
   01/01/2014 to 12/31/2014...........  $14.35405    $14.86518         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18826    $ 6.43929         0
   01/01/2009 to 12/31/2009...........  $ 6.43929    $ 8.24187         0
   01/01/2010 to 12/31/2010...........  $ 8.24187    $ 9.70911         0
   01/01/2011 to 12/31/2011...........  $ 9.70911    $ 9.12308         0
   01/01/2012 to 12/31/2012...........  $ 9.12308    $10.39978         0
   01/01/2013 to 12/31/2013...........  $10.39978    $13.44206         0
   01/01/2014 to 12/31/2014...........  $13.44206    $14.48517         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25876    $ 5.49689         0
   01/01/2009 to 12/31/2009...........  $ 5.49689    $ 6.87569         0
   01/01/2010 to 12/31/2010...........  $ 6.87569    $ 8.38477         0
   01/01/2011 to 12/31/2011...........  $ 8.38477    $ 8.59019         0
   01/01/2012 to 12/31/2012...........  $ 8.59019    $ 9.84334         0
   01/01/2013 to 12/31/2013...........  $ 9.84334    $ 9.63552         0
   01/01/2014 to 12/31/2014...........  $ 9.63552    $11.78102         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11340    $ 6.78354         0
   01/01/2009 to 12/31/2009...........  $ 6.78354    $ 8.37044         0
   01/01/2010 to 12/31/2010...........  $ 8.37044    $10.29229         0
   01/01/2011 to 12/31/2011...........  $10.29229    $10.19515         0
   01/01/2012 to 12/31/2012...........  $10.19515    $11.21492         0
   01/01/2013 to 12/31/2013...........  $11.21492    $15.40227         0
   01/01/2014 to 12/31/2014...........  $15.40227    $15.39057         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22840    $ 7.15156         0
   01/01/2009 to 12/31/2009...........  $ 7.15156    $ 8.42108         0
   01/01/2010 to 12/31/2010...........  $ 8.42108    $10.05617         0
   01/01/2011 to 12/31/2011...........  $10.05617    $ 9.43173         0
   01/01/2012 to 12/31/2012...........  $ 9.43173    $10.71406         0
   01/01/2013 to 12/31/2013...........  $10.71406    $14.42611         0
   01/01/2014 to 12/31/2014...........  $14.42611    $14.92894         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27798    $ 7.24083         0
   01/01/2009 to 12/31/2009...........  $ 7.24083    $ 7.59983         0
   01/01/2010 to 12/31/2010...........  $ 7.59983    $ 8.59861         0
   01/01/2011 to 12/31/2011...........  $ 8.59861    $ 8.56679         0
   01/01/2012 to 12/31/2012...........  $ 8.56679    $ 9.76181         0
   01/01/2013 to 12/31/2013...........  $ 9.76181    $10.69926         0
   01/01/2014 to 12/31/2014...........  $10.69926    $10.52305         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09843    $ 7.18768         0
   01/01/2009 to 12/31/2009...........  $ 7.18768    $ 7.78417         0
   01/01/2010 to 12/31/2010...........  $ 7.78417    $ 8.06597         0
   01/01/2011 to 12/31/2011...........  $ 8.06597    $ 9.27014         0
   01/01/2012 to 12/31/2012...........  $ 9.27014    $ 9.07852         0
   01/01/2013 to 12/31/2013...........  $ 9.07852    $10.06075         0
   01/01/2014 to 12/31/2014...........  $10.06075    $12.38637         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.30%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77136    $ 9.45889     4,634,630
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258     5,137,364
   01/01/2011 to 12/31/2011...........  $10.35258    $ 9.85110     4,511,499
   01/01/2012 to 12/31/2012...........  $ 9.85110    $10.83936     4,512,237
   01/01/2013 to 12/31/2013...........  $10.83936    $11.65248     3,980,717
   01/01/2014 to 12/31/2014...........  $11.65248    $11.82550     3,583,697
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.78104    $ 9.61143     1,777,502
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319     2,019,590
   01/01/2011 to 12/31/2011...........  $10.68319    $10.45514     1,914,200
   01/01/2012 to 12/31/2012...........  $10.45514    $11.61448     2,135,086
   01/01/2013 to 12/31/2013...........  $11.61448    $13.23315     2,097,823
   01/01/2014 to 12/31/2014...........  $13.23315    $13.72573     1,972,645
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.81667    $ 8.42035        31,911
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086        45,310
   01/01/2011 to 12/31/2011...........  $ 9.37086    $ 9.48765        45,137
   01/01/2012 to 05/04/2012...........  $ 9.48765    $10.28723             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.08500    $ 9.70059     3,064,712
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023     3,948,773
   01/01/2011 to 12/31/2011...........  $10.65023    $10.28464     3,425,837
   01/01/2012 to 12/31/2012...........  $10.28464    $11.30707     3,544,040
   01/01/2013 to 12/31/2013...........  $11.30707    $13.00353     3,396,895
   01/01/2014 to 12/31/2014...........  $13.00353    $13.54010     2,787,943
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99751    $ 9.12885        80,984
   01/01/2012 to 12/31/2012...........  $ 9.12885    $ 9.98474        84,304
   01/01/2013 to 12/31/2013...........  $ 9.98474    $10.81958       174,559
   01/01/2014 to 12/31/2014...........  $10.81958    $11.09402       143,374
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $10.45656        16,940
   01/01/2014 to 12/31/2014...........  $10.45656    $10.58720        30,363
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213             0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         5,126
   01/01/2011 to 12/31/2011...........  $11.44159    $10.52792         6,183
   01/01/2012 to 12/31/2012...........  $10.52792    $11.65274         7,894
   01/01/2013 to 12/31/2013...........  $11.65274    $14.97096         5,034
   01/01/2014 to 12/31/2014...........  $14.97096    $16.13666         4,729
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.58366    $ 9.28814     5,711,545
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386     6,530,490
   01/01/2011 to 12/31/2011...........  $10.29386    $ 9.81857     5,407,760
   01/01/2012 to 12/31/2012...........  $ 9.81857    $10.91458     5,748,233
   01/01/2013 to 12/31/2013...........  $10.91458    $13.08906     6,008,938
   01/01/2014 to 12/31/2014...........  $13.08906    $13.68977     5,613,179

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99813    $11.60230        60,708
   01/01/2014 to 12/31/2014...........  $11.60230    $12.88496        65,602
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.79233    $10.23905        13,457
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076        18,915
   01/01/2011 to 12/31/2011...........  $12.88076    $13.42144        29,148
   01/01/2012 to 12/31/2012...........  $13.42144    $15.13273        30,903
   01/01/2013 to 12/31/2013...........  $15.13273    $15.25591        37,076
   01/01/2014 to 12/31/2014...........  $15.25591    $19.52324        37,677
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $ 9.64906             0
   01/01/2014 to 12/31/2014...........  $ 9.64906    $ 9.91332             0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06217    $ 8.66215       970,053
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378     1,094,089
   01/01/2011 to 12/31/2011...........  $ 9.68378    $ 9.32398       998,738
   01/01/2012 to 12/31/2012...........  $ 9.32398    $10.08333     1,031,065
   01/01/2013 to 12/31/2013...........  $10.08333    $11.31154     1,005,330
   01/01/2014 to 12/31/2014...........  $11.31154    $11.40557       895,614
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43009    $ 8.85972       106,110
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450       239,549
   01/01/2011 to 12/31/2011...........  $ 9.81450    $ 9.35692       186,134
   01/01/2012 to 12/31/2012...........  $ 9.35692    $10.39334       233,489
   01/01/2013 to 12/31/2013...........  $10.39334    $12.11275       300,513
   01/01/2014 to 12/31/2014...........  $12.11275    $12.51742       288,795
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.70381     1,597,720
   01/01/2013 to 12/31/2013...........  $10.70381    $13.02381     1,551,039
   01/01/2014 to 12/31/2014...........  $13.02381    $13.13555     1,415,550
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $10.77163        51,227
   01/01/2014 to 12/31/2014...........  $10.77163    $10.79879        57,889
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.70322    $ 8.05116        11,445
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002        24,643
   01/01/2011 to 12/31/2011...........  $ 9.46002    $ 8.78163        19,788
   01/01/2012 to 12/31/2012...........  $ 8.78163    $10.88468        22,310
   01/01/2013 to 12/31/2013...........  $10.88468    $11.10256        34,587
   01/01/2014 to 12/31/2014...........  $11.10256    $12.36411        22,255
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.56640    $10.93431        43,192
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814        53,396
   01/01/2011 to 12/31/2011...........  $11.78814    $11.06745        52,648
   01/01/2012 to 12/31/2012...........  $11.06745    $12.95645        58,705
   01/01/2013 to 12/31/2013...........  $12.95645    $16.43180        91,973
   01/01/2014 to 02/07/2014...........  $16.43180    $16.15486             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74995    $ 8.12654        39,583
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759        72,779
   01/01/2011 to 12/31/2011...........  $ 8.96759    $ 8.28237        36,851
   01/01/2012 to 12/31/2012...........  $ 8.28237    $ 9.68809        42,794
   01/01/2013 to 12/31/2013...........  $ 9.68809    $12.64699        91,383
   01/01/2014 to 12/31/2014...........  $12.64699    $13.98609        72,433

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.46701    $11.33587        50,108
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803        74,901
   01/01/2011 to 12/31/2011...........  $13.27803    $12.59342        48,591
   01/01/2012 to 12/31/2012...........  $12.59342    $14.72440        80,352
   01/01/2013 to 12/31/2013...........  $14.72440    $19.02687        82,634
   01/01/2014 to 12/31/2014...........  $19.02687    $20.74304        77,925
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.74207    $ 9.14789       502,973
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940       724,144
   01/01/2011 to 12/31/2011...........  $ 9.97940    $ 9.70594       638,997
   01/01/2012 to 12/31/2012...........  $ 9.70594    $10.44837       664,544
   01/01/2013 to 12/31/2013...........  $10.44837    $11.21657       657,922
   01/01/2014 to 12/31/2014...........  $11.21657    $11.40747       634,353
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.37800    $ 9.44641        10,566
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578        19,745
   01/01/2011 to 12/31/2011...........  $11.70578    $11.59196        19,295
   01/01/2012 to 12/31/2012...........  $11.59196    $13.10878        22,555
   01/01/2013 to 12/31/2013...........  $13.10878    $17.78780        61,133
   01/01/2014 to 12/31/2014...........  $17.78780    $18.63957        67,519
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.04435    $ 8.88795        22,055
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915        27,202
   01/01/2011 to 12/31/2011...........  $ 9.76915    $ 9.50286        16,188
   01/01/2012 to 12/31/2012...........  $ 9.50286    $10.53358        19,902
   01/01/2013 to 12/31/2013...........  $10.53358    $13.86255        24,280
   01/01/2014 to 12/31/2014...........  $13.86255    $13.76195        25,800
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.19007    $10.22092        18,211
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996        28,487
   01/01/2011 to 12/31/2011...........  $11.33996    $11.43711        24,583
   01/01/2012 to 12/31/2012...........  $11.43711    $12.73073        28,637
   01/01/2013 to 12/31/2013...........  $12.73073    $13.33806        27,634
   01/01/2014 to 12/31/2014...........  $13.33806    $13.37164        25,909
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.05136    $ 7.90775        34,217
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072        40,087
   01/01/2011 to 12/31/2011...........  $ 8.85072    $ 7.53378        30,791
   01/01/2012 to 12/31/2012...........  $ 7.53378    $ 8.86389        37,956
   01/01/2013 to 12/31/2013...........  $ 8.86389    $10.31589        37,684
   01/01/2014 to 12/31/2014...........  $10.31589    $ 9.52677        37,774
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.72862    $ 8.70312        26,080
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037        37,505
   01/01/2011 to 12/31/2011...........  $ 9.45037    $ 8.07874        25,333
   01/01/2012 to 12/31/2012...........  $ 8.07874    $ 9.21373        32,623
   01/01/2013 to 12/31/2013...........  $ 9.21373    $10.75994        33,814
   01/01/2014 to 12/31/2014...........  $10.75994    $ 9.81286        31,209
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98124    $10.83253         1,635
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376         6,091
   01/01/2011 to 12/31/2011...........  $11.73376    $12.89793     3,863,808
   01/01/2012 to 12/31/2012...........  $12.89793    $13.79278     1,572,043
   01/01/2013 to 12/31/2013...........  $13.79278    $13.05358       429,073
   01/01/2014 to 12/31/2014...........  $13.05358    $13.61868       538,817

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.22661    $ 8.80420      492,765
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553      752,454
   01/01/2011 to 12/31/2011...........  $ 9.79553    $ 9.52105      590,661
   01/01/2012 to 12/31/2012...........  $ 9.52105    $10.57078      712,315
   01/01/2013 to 12/31/2013...........  $10.57078    $12.01556      772,774
   01/01/2014 to 12/31/2014...........  $12.01556    $12.49292      733,956
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.72894    $10.35804      142,828
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122       97,893
   01/01/2011 to 12/31/2011...........  $10.85122    $ 9.63698       79,641
   01/01/2012 to 12/31/2012...........  $ 9.63698    $11.48382       88,347
   01/01/2013 to 12/31/2013...........  $11.48382    $12.94997      139,829
   01/01/2014 to 12/31/2014...........  $12.94997    $11.85292      132,671
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.50670    $10.99024      491,443
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951      515,178
   01/01/2011 to 12/31/2011...........  $11.52951    $11.29693      465,852
   01/01/2012 to 12/31/2012...........  $11.29693    $12.22630      488,641
   01/01/2013 to 12/31/2013...........  $12.22630    $13.27000      471,230
   01/01/2014 to 12/31/2014...........  $13.27000    $13.67845      432,935
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234            0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859       12,626
   01/01/2011 to 12/31/2011...........  $11.18859    $11.00994        4,099
   01/01/2012 to 12/31/2012...........  $11.00994    $12.39649        4,790
   01/01/2013 to 12/31/2013...........  $12.39649    $16.54020        3,186
   01/01/2014 to 12/31/2014...........  $16.54020    $17.70496        3,105
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.09303    $ 7.70055        7,953
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795        4,112
   01/01/2011 to 12/31/2011...........  $ 8.51795    $ 7.97841        2,793
   01/01/2012 to 12/31/2012...........  $ 7.97841    $ 9.11568        2,856
   01/01/2013 to 12/31/2013...........  $ 9.11568    $12.46280       31,071
   01/01/2014 to 12/31/2014...........  $12.46280    $13.85728       38,880
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.03373    $ 8.92597      155,405
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883       97,355
   01/01/2011 to 12/31/2011...........  $10.44883    $10.12099       82,837
   01/01/2012 to 12/31/2012...........  $10.12099    $11.10653      100,725
   01/01/2013 to 12/31/2013...........  $11.10653    $14.83180       91,008
   01/01/2014 to 12/31/2014...........  $14.83180    $16.03371      175,341
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.04118    $10.87532       24,230
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706       31,946
   01/01/2011 to 12/31/2011...........  $12.05706    $12.98528       41,423
   01/01/2012 to 12/31/2012...........  $12.98528    $13.44559       55,025
   01/01/2013 to 12/31/2013...........  $13.44559    $12.88038       39,803
   01/01/2014 to 12/31/2014...........  $12.88038    $13.39520       62,927
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.47709    $11.23486       57,798
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530      124,310
   01/01/2011 to 12/31/2011...........  $12.30530    $11.65219       67,237
   01/01/2012 to 12/31/2012...........  $11.65219    $14.01846      113,194
   01/01/2013 to 12/31/2013...........  $14.01846    $17.49024      130,064
   01/01/2014 to 12/31/2014...........  $17.49024    $17.71763      123,917

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.07069    $ 9.76781        7,646
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895       12,348
   01/01/2011 to 12/31/2011...........  $10.76895    $10.46467       14,878
   01/01/2012 to 12/31/2012...........  $10.46467    $11.97661       15,312
   01/01/2013 to 12/31/2013...........  $11.97661    $16.00478       21,911
   01/01/2014 to 12/31/2014...........  $16.00478    $17.00761       18,794
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99814    $10.17373            0
   01/01/2013 to 12/31/2013...........  $10.17373    $13.37657            0
   01/01/2014 to 12/31/2014...........  $13.37657    $14.41184        5,230
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.16823    $ 9.48619       13,814
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229       17,737
   01/01/2011 to 12/31/2011...........  $11.46229    $10.81819        9,906
   01/01/2012 to 12/31/2012...........  $10.81819    $12.52141        8,944
   01/01/2013 to 12/31/2013...........  $12.52141    $16.20755        8,997
   01/01/2014 to 12/31/2014...........  $16.20755    $18.21469        6,848
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.38695    $10.23676       21,842
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912       68,352
   01/01/2011 to 12/31/2011...........  $10.00912    $ 9.78655      141,326
   01/01/2012 to 12/31/2012...........  $ 9.78655    $ 9.56663       94,510
   01/01/2013 to 12/31/2013...........  $ 9.56663    $ 9.35158       42,614
   01/01/2014 to 12/31/2014...........  $ 9.35158    $ 9.14136       46,699
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.78418    $ 9.17426       90,627
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988       85,558
   01/01/2011 to 12/31/2011...........  $11.06988    $10.55254       65,485
   01/01/2012 to 12/31/2012...........  $10.55254    $12.08173      104,204
   01/01/2013 to 12/31/2013...........  $12.08173    $16.77143      156,285
   01/01/2014 to 12/31/2014...........  $16.77143    $18.73061      143,373
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02804    $10.06016          739
   01/01/2012 to 12/31/2012...........  $10.06016    $10.31283       10,806
   01/01/2013 to 12/31/2013...........  $10.31283    $ 9.79532            0
   01/01/2014 to 12/31/2014...........  $ 9.79532    $10.06817        5,345
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.55048    $10.58299       58,714
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188      100,724
   01/01/2011 to 12/31/2011...........  $13.31188    $13.23245       11,315
   01/01/2012 to 12/31/2012...........  $13.23245    $14.53608       14,492
   01/01/2013 to 12/31/2013...........  $14.53608    $18.84307       15,086
   01/01/2014 to 12/31/2014...........  $18.84307    $19.88175       14,407
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.95597    $ 8.43830       17,360
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054       18,659
   01/01/2011 to 04/29/2011...........  $ 9.92054    $11.10530            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.28113       48,057
   01/01/2013 to 12/31/2013...........  $10.28113    $11.95086       39,921
   01/01/2014 to 12/31/2014...........  $11.95086    $12.28242       35,666

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.15570    $ 9.04757       181,323
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385       328,792
   01/01/2011 to 12/31/2011...........  $10.81385    $ 8.42811       104,981
   01/01/2012 to 12/31/2012...........  $ 8.42811    $ 9.71539       134,770
   01/01/2013 to 12/31/2013...........  $ 9.71539    $ 9.51805       170,990
   01/01/2014 to 12/31/2014...........  $ 9.51805    $ 8.86830       166,376
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.77261    $11.29002        29,049
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655        31,539
   01/01/2011 to 12/31/2011...........  $11.46655    $11.46118        35,983
   01/01/2012 to 12/31/2012...........  $11.46118    $11.72899        37,863
   01/01/2013 to 12/31/2013...........  $11.72899    $11.21591        74,755
   01/01/2014 to 12/31/2014...........  $11.21591    $10.95294        27,047
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.69261    $11.82223       353,561
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845       853,716
   01/01/2011 to 12/31/2011...........  $12.44845    $12.55575       603,368
   01/01/2012 to 12/31/2012...........  $12.55575    $13.41715       665,696
   01/01/2013 to 12/31/2013...........  $13.41715    $12.87458       559,958
   01/01/2014 to 12/31/2014...........  $12.87458    $13.11750       482,999
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.98180    $10.39060     1,642,238
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093     1,684,823
   01/01/2011 to 12/31/2011...........  $11.23093    $11.08818     1,648,105
   01/01/2012 to 12/31/2012...........  $11.08818    $11.96291     1,806,643
   01/01/2013 to 12/31/2013...........  $11.96291    $12.77116     1,623,563
   01/01/2014 to 12/31/2014...........  $12.77116    $13.20504     1,494,637
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01805    $10.06005         1,282
   01/01/2012 to 12/31/2012...........  $10.06005    $10.53264         1,648
   01/01/2013 to 12/31/2013...........  $10.53264    $10.05767       112,440
   01/01/2014 to 12/31/2014...........  $10.05767    $10.42743       109,431
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.66739    $ 8.10732     1,532,700
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250     1,911,779
   01/01/2011 to 12/31/2011...........  $ 9.43250    $ 8.64767     1,594,603
   01/01/2012 to 12/31/2012...........  $ 8.64767    $ 9.54508     1,783,198
   01/01/2013 to 12/31/2013...........  $ 9.54508    $10.91902     1,446,643
   01/01/2014 to 12/31/2014...........  $10.91902    $11.65528     1,396,560
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.38701    $ 8.10701        36,891
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744        54,039
   01/01/2011 to 12/31/2011...........  $ 9.11744    $ 9.22101        34,037
   01/01/2012 to 12/31/2012...........  $ 9.22101    $10.70831        40,383
   01/01/2013 to 12/31/2013...........  $10.70831    $13.86199        57,740
   01/01/2014 to 12/31/2014...........  $13.86199    $15.88287        47,998
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99813    $ 8.86352             0
   01/01/2012 to 12/31/2012...........  $ 8.86352    $ 9.80389             0
   01/01/2013 to 12/31/2013...........  $ 9.80389    $11.73000             0
   01/01/2014 to 12/31/2014...........  $11.73000    $12.21170             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43108    $ 8.82485       737,299
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463     1,444,005
   01/01/2011 to 12/31/2011...........  $ 9.65463    $ 9.26641     1,175,865
   01/01/2012 to 12/31/2012...........  $ 9.26641    $ 9.98915     1,264,108
   01/01/2013 to 12/31/2013...........  $ 9.98915    $10.97919     1,082,425
   01/01/2014 to 12/31/2014...........  $10.97919    $11.28386     1,011,129
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74440    $ 8.27102       539,801
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479     1,143,600
   01/01/2011 to 12/31/2011...........  $ 9.24479    $ 8.82135       769,975
   01/01/2012 to 12/31/2012...........  $ 8.82135    $ 9.99402       986,280
   01/01/2013 to 12/31/2013...........  $ 9.99402    $11.53373     1,100,674
   01/01/2014 to 12/31/2014...........  $11.53373    $11.88687     1,085,434
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.11341    $ 9.95586       897,972
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156     1,422,432
   01/01/2011 to 12/31/2011...........  $10.88156    $10.27765     1,103,568
   01/01/2012 to 12/31/2012...........  $10.27765    $11.16511     1,197,387
   01/01/2013 to 12/31/2013...........  $11.16511    $12.48579     1,149,605
   01/01/2014 to 12/31/2014...........  $12.48579    $12.57570       885,007
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.13483    $ 9.27013        13,008
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118        17,888
   01/01/2011 to 12/31/2011...........  $12.01118    $10.20193        29,595
   01/01/2012 to 12/31/2012...........  $10.20193    $11.97389        31,151
   01/01/2013 to 12/31/2013...........  $11.97389    $16.48166        60,143
   01/01/2014 to 12/31/2014...........  $16.48166    $16.90710        50,003
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.56087    $ 8.59961        59,475
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782        35,079
   01/01/2011 to 12/31/2011...........  $11.46782    $11.10068        27,464
   01/01/2012 to 12/31/2012...........  $11.10068    $12.17187        46,563
   01/01/2013 to 12/31/2013...........  $12.17187    $16.08335        50,452
   01/01/2014 to 12/31/2014...........  $16.08335    $16.32209        48,610
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.54854    $ 9.78101         9,018
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659         9,707
   01/01/2011 to 12/31/2011...........  $12.04659    $11.07233         7,017
   01/01/2012 to 12/31/2012...........  $11.07233    $12.78859         9,087
   01/01/2013 to 12/31/2013...........  $12.78859    $17.17681         9,357
   01/01/2014 to 12/31/2014...........  $17.17681    $17.67519         9,046
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.55844    $10.34266     1,395,565
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647     1,658,234
   01/01/2011 to 12/31/2011...........  $11.27647    $11.24209     1,517,587
   01/01/2012 to 12/31/2012...........  $11.24209    $12.47207     1,598,339
   01/01/2013 to 12/31/2013...........  $12.47207    $14.24387     1,545,629
   01/01/2014 to 12/31/2014...........  $14.24387    $14.74231     1,456,615
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.17931    $ 7.88518       196,455
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888       165,639
   01/01/2011 to 12/31/2011...........  $ 8.72888    $ 8.39306       117,627
   01/01/2012 to 12/31/2012...........  $ 8.39306    $ 9.61933       204,870
   01/01/2013 to 12/31/2013...........  $ 9.61933    $12.19460       208,100
   01/01/2014 to 12/31/2014...........  $12.19460    $12.81051       229,398

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.29776    $ 9.60494       180,759
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354       148,566
   01/01/2011 to 12/31/2011...........  $10.87354    $10.44927        96,780
   01/01/2012 to 12/31/2012...........  $10.44927    $12.00993       170,072
   01/01/2013 to 12/31/2013...........  $12.00993    $16.90868       171,872
   01/01/2014 to 12/31/2014...........  $16.90868    $17.90792       180,790
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.72209    $12.96586        34,738
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697       168,286
   01/01/2011 to 12/31/2011...........  $15.26697    $12.69771        49,337
   01/01/2012 to 12/31/2012...........  $12.69771    $12.86055        69,274
   01/01/2013 to 12/31/2013...........  $12.86055    $14.50493        39,702
   01/01/2014 to 12/31/2014...........  $14.50493    $12.99312        39,180
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.88095    $10.94031        25,100
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855        37,393
   01/01/2011 to 12/31/2011...........  $11.30855    $11.51060        33,700
   01/01/2012 to 12/31/2012...........  $11.51060    $11.83935        37,344
   01/01/2013 to 12/31/2013...........  $11.83935    $11.13870        27,862
   01/01/2014 to 12/31/2014...........  $11.13870    $10.94878        24,645
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.75998    $ 8.56459        39,138
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753        71,363
   01/01/2011 to 12/31/2011...........  $ 9.59753    $ 9.05781        73,122
   01/01/2012 to 12/31/2012...........  $ 9.05781    $ 9.82842        83,022
   01/01/2013 to 12/31/2013...........  $ 9.82842    $11.57734       151,360
   01/01/2014 to 12/31/2014...........  $11.57734    $11.93989       200,960
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.37401    $10.08246       174,062
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443       154,181
   01/01/2011 to 12/31/2011...........  $10.62443    $11.01173       115,301
   01/01/2012 to 12/31/2012...........  $11.01173    $11.60902       179,664
   01/01/2013 to 12/31/2013...........  $11.60902    $11.17857       230,627
   01/01/2014 to 12/31/2014...........  $11.17857    $11.71370       252,993
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.61258    $ 8.41122     1,019,921
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421     1,782,273
   01/01/2011 to 12/31/2011...........  $ 9.06421    $ 8.71266     1,450,259
   01/01/2012 to 09/21/2012...........  $ 8.71266    $ 9.71788             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25240    $ 9.07838             0
   01/01/2010 to 12/31/2010...........  $ 9.07838    $10.41504         2,926
   01/01/2011 to 12/31/2011...........  $10.41504    $10.88855         2,649
   01/01/2012 to 12/31/2012...........  $10.88855    $11.79908         1,880
   01/01/2013 to 12/31/2013...........  $11.79908    $14.81554         1,748
   01/01/2014 to 12/31/2014...........  $14.81554    $15.96364         1,704
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........  $ 7.26069    $ 8.96734             0
   01/01/2010 to 12/31/2010...........  $ 8.96734    $10.64073             0
   01/01/2011 to 12/31/2011...........  $10.64073    $10.97387             0
   01/01/2012 to 12/31/2012...........  $10.97387    $13.09721             0
   01/01/2013 to 12/31/2013...........  $13.09721    $17.90731         2,213
   01/01/2014 to 12/31/2014...........  $17.90731    $19.68593         1,991

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........  $ 4.50852    $ 5.90194       24,910
   01/01/2010 to 12/31/2010...........  $ 5.90194    $ 6.39982       37,855
   01/01/2011 to 12/31/2011...........  $ 6.39982    $ 5.39074       19,236
   01/01/2012 to 12/31/2012...........  $ 5.39074    $ 6.57243       25,684
   01/01/2013 to 12/31/2013...........  $ 6.57243    $ 8.48563       25,360
   01/01/2014 to 12/31/2014...........  $ 8.48563    $ 9.36637       23,803
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........  $ 7.57912    $ 9.70197        6,837
   01/01/2010 to 12/31/2010...........  $ 9.70197    $ 9.75359       10,548
   01/01/2011 to 12/31/2011...........  $ 9.75359    $10.49885        7,293
   01/01/2012 to 12/31/2012...........  $10.49885    $12.04846        5,834
   01/01/2013 to 12/31/2013...........  $12.04846    $16.46022        5,818
   01/01/2014 to 12/31/2014...........  $16.46022    $19.90350        7,559
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........  $ 5.83387    $ 7.36531            0
   01/01/2010 to 12/31/2010...........  $ 7.36531    $ 8.90963          329
   01/01/2011 to 12/31/2011...........  $ 8.90963    $ 8.55416          123
   01/01/2012 to 12/31/2012...........  $ 8.55416    $ 9.68250          161
   01/01/2013 to 12/31/2013...........  $ 9.68250    $13.07939          123
   01/01/2014 to 12/31/2014...........  $13.07939    $13.49836           68
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.76298    $ 8.48227        7,864
   01/01/2010 to 12/31/2010...........  $ 8.48227    $ 9.38481        7,864
   01/01/2011 to 12/31/2011...........  $ 9.38481    $ 9.46136        8,198
   01/01/2012 to 12/31/2012...........  $ 9.46136    $10.42444        7,785
   01/01/2013 to 12/31/2013...........  $10.42444    $13.31507        7,785
   01/01/2014 to 12/31/2014...........  $13.31507    $14.69828        7,785
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 5.76999    $ 7.29354        3,825
   01/01/2010 to 12/31/2010...........  $ 7.29354    $ 8.04896        3,825
   01/01/2011 to 12/31/2011...........  $ 8.04896    $ 7.76766        8,743
   01/01/2012 to 12/31/2012...........  $ 7.76766    $ 8.76356        7,742
   01/01/2013 to 12/31/2013...........  $ 8.76356    $11.12739        6,980
   01/01/2014 to 12/31/2014...........  $11.12739    $12.01650        6,621
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.59495    $ 8.34760        1,432
   01/01/2010 to 12/31/2010...........  $ 8.34760    $10.47890        5,452
   01/01/2011 to 12/31/2011...........  $10.47890    $ 9.94731        1,791
   01/01/2012 to 12/31/2012...........  $ 9.94731    $11.21885        2,508
   01/01/2013 to 12/31/2013...........  $11.21885    $14.31437        2,479
   01/01/2014 to 12/31/2014...........  $14.31437    $14.81688        1,828
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.40378    $ 8.23508          936
   01/01/2010 to 12/31/2010...........  $ 8.23508    $ 9.69632        5,333
   01/01/2011 to 12/31/2011...........  $ 9.69632    $ 9.10660        1,130
   01/01/2012 to 12/31/2012...........  $ 9.10660    $10.37597          936
   01/01/2013 to 12/31/2013...........  $10.37597    $13.40458          936
   01/01/2014 to 12/31/2014...........  $13.40458    $14.43790          936
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........  $ 4.71429    $ 6.86993       15,858
   01/01/2010 to 12/31/2010...........  $ 6.86993    $ 8.37375       20,426
   01/01/2011 to 12/31/2011...........  $ 8.37375    $ 8.57465       15,039
   01/01/2012 to 12/31/2012...........  $ 8.57465    $ 9.82085       16,854
   01/01/2013 to 12/31/2013...........  $ 9.82085    $ 9.60879       18,574
   01/01/2014 to 12/31/2014...........  $ 9.60879    $11.74265       18,351

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.66105    $ 8.36346         763
   01/01/2010 to 12/31/2010...........  $ 8.36346    $10.27873       4,732
   01/01/2011 to 12/31/2011...........  $10.27873    $10.17680         688
   01/01/2012 to 12/31/2012...........  $10.17680    $11.18920         286
   01/01/2013 to 12/31/2013...........  $11.18920    $15.35942         332
   01/01/2014 to 12/31/2014...........  $15.35942    $15.34027         382
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.76374    $ 8.41420       1,322
   01/01/2010 to 12/31/2010...........  $ 8.41420    $10.04307       5,425
   01/01/2011 to 12/31/2011...........  $10.04307    $ 9.41484         385
   01/01/2012 to 12/31/2012...........  $ 9.41484    $10.68964           0
   01/01/2013 to 12/31/2013...........  $10.68964    $14.38635           0
   01/01/2014 to 12/31/2014...........  $14.38635    $14.88055           0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........  $ 7.00325    $ 7.59368          31
   01/01/2010 to 12/31/2010...........  $ 7.59368    $ 8.58751       2,197
   01/01/2011 to 12/31/2011...........  $ 8.58751    $ 8.55156       1,831
   01/01/2012 to 12/31/2012...........  $ 8.55156    $ 9.73961       1,657
   01/01/2013 to 12/31/2013...........  $ 9.73961    $10.66978           0
   01/01/2014 to 12/31/2014...........  $10.66978    $10.48887         140
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........  $ 6.50322    $ 7.77777          30
   01/01/2010 to 12/31/2010...........  $ 7.77777    $ 8.05537         235
   01/01/2011 to 12/31/2011...........  $ 8.05537    $ 9.25352       2,906
   01/01/2012 to 12/31/2012...........  $ 9.25352    $ 9.05776       2,984
   01/01/2013 to 12/31/2013...........  $ 9.05776    $10.03284       2,241
   01/01/2014 to 12/31/2014...........  $10.03284    $12.34589       1,869

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.35%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00339    $ 7.76927     3,045,794
   01/01/2009 to 12/31/2009...........  $ 7.76927    $ 9.43986     4,252,347
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669     4,627,984
   01/01/2011 to 12/31/2011...........  $10.32669    $ 9.82155     4,134,047
   01/01/2012 to 12/31/2012...........  $ 9.82155    $10.80162     4,142,341
   01/01/2013 to 12/31/2013...........  $10.80162    $11.60621     3,797,166
   01/01/2014 to 12/31/2014...........  $11.60621    $11.77279     3,432,204
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.84353    $ 7.78052       263,677
   01/01/2009 to 12/31/2009...........  $ 7.78052    $ 9.59354     1,512,563
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815     1,845,579
   01/01/2011 to 12/31/2011...........  $10.65815    $10.42545     1,631,826
   01/01/2012 to 12/31/2012...........  $10.42545    $11.57599     1,978,813
   01/01/2013 to 12/31/2013...........  $11.57599    $13.18283     2,018,738
   01/01/2014 to 12/31/2014...........  $13.18283    $13.66683     1,951,682
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61362    $ 7.30050             0
   01/01/2009 to 12/31/2009...........  $ 7.30050    $ 8.40065         9,247
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431        11,631
   01/01/2011 to 12/31/2011...........  $ 9.34431    $ 9.45612        18,869
   01/01/2012 to 05/04/2012...........  $ 9.45612    $10.25131             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01908    $ 8.03637     1,223,367
   01/01/2009 to 12/31/2009...........  $ 8.03637    $ 9.68123     6,554,519
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384     7,582,411
   01/01/2011 to 12/31/2011...........  $10.62384    $10.25414     6,755,067
   01/01/2012 to 12/31/2012...........  $10.25414    $11.26816     6,690,157
   01/01/2013 to 12/31/2013...........  $11.26816    $12.95246     6,282,078
   01/01/2014 to 12/31/2014...........  $12.95246    $13.48039     5,747,290
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99745    $ 9.12583     2,850,644
   01/01/2012 to 12/31/2012...........  $ 9.12583    $ 9.97661     2,504,221
   01/01/2013 to 12/31/2013...........  $ 9.97661    $10.80546     2,282,040
   01/01/2014 to 12/31/2014...........  $10.80546    $11.07411     2,068,351
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $10.45312             0
   01/01/2014 to 12/31/2014...........  $10.45312    $10.57853         3,970
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 9.33072             0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070             0
   01/01/2011 to 12/31/2011...........  $10.08070    $10.79913             0
   01/01/2012 to 12/31/2012...........  $10.79913    $10.99016             0
   01/01/2013 to 12/31/2013...........  $10.99016    $10.66395             0
   01/01/2014 to 12/31/2014...........  $10.66395    $10.46711             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99810    $11.97817       160,035
   01/01/2009 to 12/31/2009...........  $11.97817    $10.99506       157,323
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428        79,553
   01/01/2011 to 12/31/2011...........  $11.94428    $13.25529        38,886
   01/01/2012 to 12/31/2012...........  $13.25529    $13.69068        30,006
   01/01/2013 to 12/31/2013...........  $13.69068    $12.95592         8,130
   01/01/2014 to 12/31/2014...........  $12.95592    $12.99545         8,125
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99810    $12.04667        56,653
   01/01/2009 to 12/31/2009...........  $12.04667    $10.86376        55,243
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023       117,733
   01/01/2011 to 12/31/2011...........  $11.82023    $13.39413        94,375
   01/01/2012 to 12/31/2012...........  $13.39413    $13.85289        69,766
   01/01/2013 to 12/31/2013...........  $13.85289    $12.88083        30,534
   01/01/2014 to 12/31/2014...........  $12.88083    $13.12176        28,718
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 8.74446             0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565        48,213
   01/01/2011 to 12/31/2011...........  $ 9.55565    $11.08034        13,583
   01/01/2012 to 12/31/2012...........  $11.08034    $11.50966         2,510
   01/01/2013 to 12/31/2013...........  $11.50966    $10.51262             0
   01/01/2014 to 12/31/2014...........  $10.51262    $10.90380             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270        70,632
   01/01/2011 to 12/31/2011...........  $10.95270    $12.87421        34,741
   01/01/2012 to 12/31/2012...........  $12.87421    $13.43279         8,558
   01/01/2013 to 12/31/2013...........  $13.43279    $12.20553             0
   01/01/2014 to 12/31/2014...........  $12.20553    $12.84121             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99809    $11.96009        78,715
   01/01/2012 to 12/31/2012...........  $11.96009    $12.36832        47,478
   01/01/2013 to 12/31/2013...........  $12.36832    $10.90661             0
   01/01/2014 to 12/31/2014...........  $10.90661    $11.76109             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99746    $10.34627        68,897
   01/01/2013 to 12/31/2013...........  $10.34627    $ 9.07766       207,444
   01/01/2014 to 12/31/2014...........  $ 9.07766    $ 9.98847        53,885
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99873    $ 8.70520        56,592
   01/01/2014 to 12/31/2014...........  $ 8.70520    $ 9.74626        29,841
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99873    $11.24581        55,718
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149         6,043
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520        41,637
   01/01/2011 to 12/31/2011...........  $11.43520    $10.51686        23,719
   01/01/2012 to 12/31/2012...........  $10.51686    $11.63480        26,385
   01/01/2013 to 12/31/2013...........  $11.63480    $14.94057        27,729
   01/01/2014 to 12/31/2014...........  $14.94057    $16.09598        25,742
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.09446    $ 7.56990     2,960,461
   01/01/2009 to 12/31/2009...........  $ 7.56990    $ 9.26952     5,034,909
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814     6,212,739
   01/01/2011 to 12/31/2011...........  $10.26814    $ 9.78927     5,138,561
   01/01/2012 to 12/31/2012...........  $ 9.78927    $10.87660     5,417,142
   01/01/2013 to 12/31/2013...........  $10.87660    $13.03710     5,557,153
   01/01/2014 to 12/31/2014...........  $13.03710    $13.62879     5,356,872

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99809    $11.59758           849
   01/01/2014 to 12/31/2014...........  $11.59758    $12.87345         4,712
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.51858    $ 7.92476             0
   01/01/2009 to 12/31/2009...........  $ 7.92476    $10.21482        13,319
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404        26,665
   01/01/2011 to 12/31/2011...........  $12.84404    $13.37666        16,530
   01/01/2012 to 12/31/2012...........  $13.37666    $15.07483        28,389
   01/01/2013 to 12/31/2013...........  $15.07483    $15.19011        31,471
   01/01/2014 to 12/31/2014...........  $15.19011    $19.42952        32,625
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.78743    $ 8.56357             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $ 9.64589         5,934
   01/01/2014 to 12/31/2014...........  $ 9.64589    $ 9.90521         9,050
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.64317    $ 7.14500       102,219
   01/01/2009 to 12/31/2009...........  $ 7.14500    $ 8.64605       963,011
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094     1,503,201
   01/01/2011 to 12/31/2011...........  $ 9.66094    $ 9.29742     1,212,660
   01/01/2012 to 12/31/2012...........  $ 9.29742    $10.04957     1,337,469
   01/01/2013 to 12/31/2013...........  $10.04957    $11.26814     1,394,472
   01/01/2014 to 12/31/2014...........  $11.26814    $11.35634     1,202,583
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10342    $ 7.47374         1,927
   01/01/2009 to 12/31/2009...........  $ 7.47374    $ 8.85245       180,716
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162       264,585
   01/01/2011 to 12/31/2011...........  $ 9.80162    $ 9.34014       209,356
   01/01/2012 to 12/31/2012...........  $ 9.34014    $10.36964       354,184
   01/01/2013 to 12/31/2013...........  $10.36964    $12.07928       436,263
   01/01/2014 to 12/31/2014...........  $12.07928    $12.47680       439,579
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99810    $ 7.45069         3,713
   01/01/2009 to 11/13/2009...........  $ 7.45069    $ 8.28568             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.70020       910,810
   01/01/2013 to 12/31/2013...........  $10.70020    $13.01302       964,020
   01/01/2014 to 12/31/2014...........  $13.01302    $13.11820       870,978
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $10.76816        71,113
   01/01/2014 to 12/31/2014...........  $10.76816    $10.79012        76,525
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17477    $ 6.09515             0
   01/01/2009 to 12/31/2009...........  $ 6.09515    $ 8.04541        12,087
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866        17,206
   01/01/2011 to 12/31/2011...........  $ 9.44866    $ 8.76681        15,171
   01/01/2012 to 12/31/2012...........  $ 8.76681    $10.86107        13,808
   01/01/2013 to 12/31/2013...........  $10.86107    $11.07301        21,789
   01/01/2014 to 12/31/2014...........  $11.07301    $12.32515        21,433
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.44362    $ 7.47329             0
   01/01/2009 to 12/31/2009...........  $ 7.47329    $10.90871        50,148
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486        72,164
   01/01/2011 to 12/31/2011...........  $11.75486    $11.03082        45,755
   01/01/2012 to 12/31/2012...........  $11.03082    $12.90724        58,554
   01/01/2013 to 12/31/2013...........  $12.90724    $16.36123        61,946
   01/01/2014 to 02/07/2014...........  $16.36123    $16.08464             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.13540    $ 6.96213           601
   01/01/2009 to 12/31/2009...........  $ 6.96213    $ 8.10749        15,876
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216        17,185
   01/01/2011 to 12/31/2011...........  $ 8.94216    $ 8.25493        17,348
   01/01/2012 to 12/31/2012...........  $ 8.25493    $ 9.65125        32,736
   01/01/2013 to 12/31/2013...........  $ 9.65125    $12.59265        38,624
   01/01/2014 to 12/31/2014...........  $12.59265    $13.91929        36,611
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.49991    $ 7.36813             0
   01/01/2009 to 12/31/2009...........  $ 7.36813    $11.30917        47,164
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024        66,611
   01/01/2011 to 12/31/2011...........  $13.24024    $12.55147        39,720
   01/01/2012 to 12/31/2012...........  $12.55147    $14.66808        51,742
   01/01/2013 to 12/31/2013...........  $14.66808    $18.94493        53,019
   01/01/2014 to 12/31/2014...........  $18.94493    $20.64370        60,072
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08910    $ 7.58219         2,383
   01/01/2009 to 12/31/2009...........  $ 7.58219    $ 9.14036       681,549
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633     1,076,636
   01/01/2011 to 12/31/2011...........  $ 9.96633    $ 9.68853       900,579
   01/01/2012 to 12/31/2012...........  $ 9.68853    $10.42454       918,297
   01/01/2013 to 12/31/2013...........  $10.42454    $11.18541       953,392
   01/01/2014 to 12/31/2014...........  $11.18541    $11.37022       871,276
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03298    $ 7.61665             0
   01/01/2009 to 12/31/2009...........  $ 7.61665    $ 9.43976         9,418
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193        28,045
   01/01/2011 to 12/31/2011...........  $11.69193    $11.57271        23,172
   01/01/2012 to 12/31/2012...........  $11.57271    $13.08049        35,071
   01/01/2013 to 12/31/2013...........  $13.08049    $17.74064        48,948
   01/01/2014 to 12/31/2014...........  $17.74064    $18.58087        47,509
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.70935    $ 7.67442             0
   01/01/2009 to 12/31/2009...........  $ 7.67442    $ 8.86726         8,484
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163         3,574
   01/01/2011 to 12/31/2011...........  $ 9.74163    $ 9.47142         5,605
   01/01/2012 to 12/31/2012...........  $ 9.47142    $10.49380        14,299
   01/01/2013 to 12/31/2013...........  $10.49380    $13.80352        13,124
   01/01/2014 to 12/31/2014...........  $13.80352    $13.69665        12,818
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.46961    $ 7.69933             0
   01/01/2009 to 12/31/2009...........  $ 7.69933    $10.19721        14,037
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809        29,013
   01/01/2011 to 12/31/2011...........  $11.30809    $11.39954        14,294
   01/01/2012 to 12/31/2012...........  $11.39954    $12.68259        30,841
   01/01/2013 to 12/31/2013...........  $12.68259    $13.28118        41,682
   01/01/2014 to 12/31/2014...........  $13.28118    $13.30812        39,198
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.94369    $ 5.97163           986
   01/01/2009 to 12/31/2009...........  $ 5.97163    $ 7.89352        29,416
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058        39,816
   01/01/2011 to 12/31/2011...........  $ 8.83058    $ 7.51292        18,018
   01/01/2012 to 12/31/2012...........  $ 7.51292    $ 8.83520        22,798
   01/01/2013 to 12/31/2013...........  $ 8.83520    $10.27745        24,575
   01/01/2014 to 12/31/2014...........  $10.27745    $ 9.48665        25,517

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.11481    $ 6.81369             0
   01/01/2009 to 12/31/2009...........  $ 6.81369    $ 8.68753        20,688
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890        35,676
   01/01/2011 to 12/31/2011...........  $ 9.42890    $ 8.05644        24,833
   01/01/2012 to 12/31/2012...........  $ 8.05644    $ 9.18375        25,172
   01/01/2013 to 12/31/2013...........  $ 9.18375    $10.71966        24,709
   01/01/2014 to 12/31/2014...........  $10.71966    $ 9.77145        26,882
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907             0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425           904
   01/01/2011 to 12/31/2011...........  $11.72425    $12.88118     4,385,023
   01/01/2012 to 12/31/2012...........  $12.88118    $13.76813     1,804,835
   01/01/2013 to 12/31/2013...........  $13.76813    $13.02394       332,249
   01/01/2014 to 12/31/2014...........  $13.02394    $13.58124       447,097
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11161    $ 7.10816         3,592
   01/01/2009 to 12/31/2009...........  $ 7.10816    $ 8.79688       403,988
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253       516,166
   01/01/2011 to 12/31/2011...........  $ 9.78253    $ 9.50384       395,770
   01/01/2012 to 12/31/2012...........  $ 9.50384    $10.54658       490,907
   01/01/2013 to 12/31/2013...........  $10.54658    $11.98217       531,417
   01/01/2014 to 12/31/2014...........  $11.98217    $12.45210       481,989
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.33802    $ 7.78368             0
   01/01/2009 to 12/31/2009...........  $ 7.78368    $10.33368        40,215
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050        80,230
   01/01/2011 to 12/31/2011...........  $10.82050    $ 9.60488        59,517
   01/01/2012 to 12/31/2012...........  $ 9.60488    $11.43995        66,146
   01/01/2013 to 12/31/2013...........  $11.43995    $12.89430        71,291
   01/01/2014 to 12/31/2014...........  $12.89430    $11.79623        66,023
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.69592    $ 9.19703       139,590
   01/01/2009 to 12/31/2009...........  $ 9.19703    $10.96455       628,069
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692       724,178
   01/01/2011 to 12/31/2011...........  $11.49692    $11.25949       657,747
   01/01/2012 to 12/31/2012...........  $11.25949    $12.17972       825,471
   01/01/2013 to 12/31/2013...........  $12.17972    $13.21287       785,813
   01/01/2014 to 12/31/2014...........  $13.21287    $13.61293       749,969
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169             0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250         6,898
   01/01/2011 to 12/31/2011...........  $11.18250    $10.99851         3,991
   01/01/2012 to 12/31/2012...........  $10.99851    $12.37752        30,638
   01/01/2013 to 12/31/2013...........  $12.37752    $16.50679        32,675
   01/01/2014 to 12/31/2014...........  $16.50679    $17.66066        34,927
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.89007    $ 6.58358             0
   01/01/2009 to 12/31/2009...........  $ 6.58358    $ 7.68247        13,686
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390        33,680
   01/01/2011 to 12/31/2011...........  $ 8.49390    $ 7.95195        30,546
   01/01/2012 to 12/31/2012...........  $ 7.95195    $ 9.08092        31,862
   01/01/2013 to 12/31/2013...........  $ 9.08092    $12.40905        68,723
   01/01/2014 to 12/31/2014...........  $12.40905    $13.79073        83,177

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.47334    $ 7.02395          561
   01/01/2009 to 12/31/2009...........  $ 7.02395    $ 8.90497       22,035
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910       32,195
   01/01/2011 to 12/31/2011...........  $10.41910    $10.08715       30,727
   01/01/2012 to 12/31/2012...........  $10.08715    $11.06404       37,332
   01/01/2013 to 12/31/2013...........  $11.06404    $14.76780       34,368
   01/01/2014 to 12/31/2014...........  $14.76780    $15.95672       93,336
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75531    $ 8.24992            0
   01/01/2009 to 12/31/2009...........  $ 8.24992    $10.84970       10,596
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269       13,060
   01/01/2011 to 12/31/2011...........  $12.02269    $12.94190       16,402
   01/01/2012 to 12/31/2012...........  $12.94190    $13.39400       29,380
   01/01/2013 to 12/31/2013...........  $13.39400    $12.82466       37,028
   01/01/2014 to 12/31/2014...........  $12.82466    $13.33072       49,195
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.33849    $ 8.72326            0
   01/01/2009 to 12/31/2009...........  $ 8.72326    $11.20837        9,611
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036       20,031
   01/01/2011 to 12/31/2011...........  $12.27036    $11.61339       15,584
   01/01/2012 to 12/31/2012...........  $11.61339    $13.96490       27,825
   01/01/2013 to 12/31/2013...........  $13.96490    $17.41492       30,046
   01/01/2014 to 12/31/2014...........  $17.41492    $17.63286       38,637
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.77794    $ 8.02380            0
   01/01/2009 to 12/31/2009...........  $ 8.02380    $ 9.74490        4,945
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856        9,079
   01/01/2011 to 12/31/2011...........  $10.73856    $10.43001        7,440
   01/01/2012 to 12/31/2012...........  $10.43001    $11.93110        5,887
   01/01/2013 to 12/31/2013...........  $11.93110    $15.93617        6,081
   01/01/2014 to 12/31/2014...........  $15.93617    $16.92637        6,143
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99810    $10.17185            0
   01/01/2013 to 12/31/2013...........  $10.17185    $13.36759          712
   01/01/2014 to 12/31/2014...........  $13.36759    $14.39519          516
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.67601    $ 6.97427            0
   01/01/2009 to 12/31/2009...........  $ 6.97427    $ 9.46381        8,801
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956       11,219
   01/01/2011 to 12/31/2011...........  $11.42956    $10.78208        8,336
   01/01/2012 to 12/31/2012...........  $10.78208    $12.47352       13,784
   01/01/2013 to 12/31/2013...........  $12.47352    $16.13772       15,479
   01/01/2014 to 12/31/2014...........  $16.13772    $18.12745       14,714
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.43274    $10.43309            0
   01/01/2009 to 12/31/2009...........  $10.43309    $10.21844      118,897
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629      116,542
   01/01/2011 to 12/31/2011...........  $ 9.98629    $ 9.75943      113,130
   01/01/2012 to 12/31/2012...........  $ 9.75943    $ 9.53559      126,339
   01/01/2013 to 12/31/2013...........  $ 9.53559    $ 9.31663      111,479
   01/01/2014 to 12/31/2014...........  $ 9.31663    $ 9.10274      151,301

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70352    $ 6.66062            0
   01/01/2009 to 12/31/2009...........  $ 6.66062    $ 9.15272       24,697
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847       41,087
   01/01/2011 to 12/31/2011...........  $11.03847    $10.51733       26,688
   01/01/2012 to 12/31/2012...........  $10.51733    $12.03539       40,518
   01/01/2013 to 12/31/2013...........  $12.03539    $16.69890       48,497
   01/01/2014 to 12/31/2014...........  $16.69890    $18.64059       52,518
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02800    $10.05929            0
   01/01/2012 to 12/31/2012...........  $10.05929    $10.30678       13,596
   01/01/2013 to 12/31/2013...........  $10.30678    $ 9.78486       14,294
   01/01/2014 to 12/31/2014...........  $ 9.78486    $10.05258       14,301
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.23005    $ 8.32629          469
   01/01/2009 to 12/31/2009...........  $ 8.32629    $10.55846        5,598
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452        7,620
   01/01/2011 to 12/31/2011...........  $13.27452    $13.18889       10,737
   01/01/2012 to 12/31/2012...........  $13.18889    $14.48113       16,867
   01/01/2013 to 12/31/2013...........  $14.48113    $18.76265       28,345
   01/01/2014 to 12/31/2014...........  $18.76265    $19.78726       24,254
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.86764    $ 7.03005            0
   01/01/2009 to 12/31/2009...........  $ 7.03005    $ 8.41842        2,705
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236        3,842
   01/01/2011 to 04/29/2011...........  $ 9.89236    $11.07199            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.27770       49,370
   01/01/2013 to 12/31/2013...........  $10.27770    $11.94105      101,613
   01/01/2014 to 12/31/2014...........  $11.94105    $12.26636       95,582
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10084    $ 5.55714          325
   01/01/2009 to 12/31/2009...........  $ 5.55714    $ 9.04108       55,402
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079       76,512
   01/01/2011 to 12/31/2011...........  $10.80079    $ 8.41374       50,301
   01/01/2012 to 12/31/2012...........  $ 8.41374    $ 9.69414       54,593
   01/01/2013 to 12/31/2013...........  $ 9.69414    $ 9.49268       54,655
   01/01/2014 to 12/31/2014...........  $ 9.49268    $ 8.84038       55,555
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.87394    $10.45803            0
   01/01/2009 to 12/31/2009...........  $10.45803    $11.26320       17,914
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373       26,072
   01/01/2011 to 12/31/2011...........  $11.43373    $11.42279       31,043
   01/01/2012 to 12/31/2012...........  $11.42279    $11.68410       30,695
   01/01/2013 to 12/31/2013...........  $11.68410    $11.16763       37,201
   01/01/2014 to 12/31/2014...........  $11.16763    $10.90064       14,556
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.13019    $10.36496        1,005
   01/01/2009 to 12/31/2009...........  $10.36496    $11.80051      466,235
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950      657,967
   01/01/2011 to 12/31/2011...........  $12.41950    $12.52048      562,150
   01/01/2012 to 12/31/2012...........  $12.52048    $13.37279      636,413
   01/01/2013 to 12/31/2013...........  $13.37279    $12.82563      565,790
   01/01/2014 to 12/31/2014...........  $12.82563    $13.06139      483,706

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99114    $ 8.84173       645,830
   01/01/2009 to 12/31/2009...........  $ 8.84173    $10.36969     3,494,528
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278     4,162,296
   01/01/2011 to 12/31/2011...........  $11.20278    $11.05498     3,947,323
   01/01/2012 to 12/31/2012...........  $11.05498    $11.92123     4,105,553
   01/01/2013 to 12/31/2013...........  $11.92123    $12.72044     3,667,513
   01/01/2014 to 12/31/2014...........  $12.72044    $13.14612     3,360,846
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01801    $10.05918             0
   01/01/2012 to 12/31/2012...........  $10.05918    $10.52644        10,736
   01/01/2013 to 12/31/2013...........  $10.52644    $10.04686        12,575
   01/01/2014 to 12/31/2014...........  $10.04686    $10.41113        25,331
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57155    $ 6.57477       259,185
   01/01/2009 to 12/31/2009...........  $ 6.57477    $ 8.09236     1,950,413
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046     2,836,532
   01/01/2011 to 12/31/2011...........  $ 9.41046    $ 8.62330     2,057,158
   01/01/2012 to 12/31/2012...........  $ 8.62330    $ 9.51355     2,579,148
   01/01/2013 to 12/31/2013...........  $ 9.51355    $10.87774     2,597,621
   01/01/2014 to 12/31/2014...........  $10.87774    $11.60554     2,501,296
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.43597    $ 6.79519             0
   01/01/2009 to 12/31/2009...........  $ 6.79519    $ 8.08794         2,415
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147        11,783
   01/01/2011 to 12/31/2011...........  $ 9.09147    $ 9.19011        10,286
   01/01/2012 to 12/31/2012...........  $ 9.19011    $10.66725        26,669
   01/01/2013 to 12/31/2013...........  $10.66725    $13.80222        27,143
   01/01/2014 to 12/31/2014...........  $13.80222    $15.80658        29,255
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99809    $ 8.86065             0
   01/01/2012 to 12/31/2012...........  $ 8.86065    $ 9.79586             0
   01/01/2013 to 12/31/2013...........  $ 9.79586    $11.71463             0
   01/01/2014 to 12/31/2014...........  $11.71463    $12.18966             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08091    $ 7.31419        12,428
   01/01/2009 to 12/31/2009...........  $ 7.31419    $ 8.81771     1,331,992
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205     1,541,048
   01/01/2011 to 12/31/2011...........  $ 9.64205    $ 9.24995     1,328,344
   01/01/2012 to 12/31/2012...........  $ 9.24995    $ 9.96648     1,332,263
   01/01/2013 to 12/31/2013...........  $ 9.96648    $10.94893     1,233,948
   01/01/2014 to 12/31/2014...........  $10.94893    $11.24736     1,214,888
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09909    $ 6.66807         5,529
   01/01/2009 to 12/31/2009...........  $ 6.66807    $ 8.26425       543,791
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272       948,470
   01/01/2011 to 12/31/2011...........  $ 9.23272    $ 8.80549       703,756
   01/01/2012 to 12/31/2012...........  $ 8.80549    $ 9.97103       951,558
   01/01/2013 to 12/31/2013...........  $ 9.97103    $11.50154     1,137,541
   01/01/2014 to 12/31/2014...........  $11.50154    $11.84787     1,123,607
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.04473    $ 7.97865        30,392
   01/01/2009 to 12/31/2009...........  $ 7.97865    $ 9.93257       736,844
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093     1,274,924
   01/01/2011 to 12/31/2011...........  $10.85093    $10.24382     1,044,460
   01/01/2012 to 12/31/2012...........  $10.24382    $11.12293     1,206,123
   01/01/2013 to 12/31/2013...........  $11.12293    $12.43257     1,267,606
   01/01/2014 to 12/31/2014...........  $12.43257    $12.51586     1,177,253

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.65240    $ 7.13539             0
   01/01/2009 to 12/31/2009...........  $ 7.13539    $ 9.24860        13,291
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731        14,714
   01/01/2011 to 12/31/2011...........  $11.97731    $10.16820        12,507
   01/01/2012 to 12/31/2012...........  $10.16820    $11.92855        19,897
   01/01/2013 to 12/31/2013...........  $11.92855    $16.41123        23,106
   01/01/2014 to 12/31/2014...........  $16.41123    $16.82656        23,598
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.25949    $ 6.56108           587
   01/01/2009 to 12/31/2009...........  $ 6.56108    $ 8.58389         7,475
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129        13,593
   01/01/2011 to 12/31/2011...........  $11.44129    $11.06953        14,395
   01/01/2012 to 12/31/2012...........  $11.06953    $12.13176        22,429
   01/01/2013 to 12/31/2013...........  $12.13176    $16.02249        26,471
   01/01/2014 to 12/31/2014...........  $16.02249    $16.25234        25,882
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.65428    $ 7.86404             0
   01/01/2009 to 12/31/2009...........  $ 7.86404    $ 9.75803         8,423
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245        13,701
   01/01/2011 to 12/31/2011...........  $12.01245    $11.03554        11,981
   01/01/2012 to 12/31/2012...........  $11.03554    $12.73983        13,455
   01/01/2013 to 12/31/2013...........  $12.73983    $17.10295        14,519
   01/01/2014 to 12/31/2014...........  $17.10295    $17.59056        14,722
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20378    $ 8.50729        82,881
   01/01/2009 to 12/31/2009...........  $ 8.50729    $10.31836       713,198
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440     1,121,419
   01/01/2011 to 12/31/2011...........  $11.24440    $11.20462       974,269
   01/01/2012 to 12/31/2012...........  $11.20462    $12.42437     1,249,134
   01/01/2013 to 12/31/2013...........  $12.42437    $14.18257     1,335,103
   01/01/2014 to 12/31/2014...........  $14.18257    $14.67176     1,306,134
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.67952    $ 6.50390             0
   01/01/2009 to 12/31/2009...........  $ 6.50390    $ 7.86669        41,306
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417        66,947
   01/01/2011 to 12/31/2011...........  $ 8.70417    $ 8.36524        46,033
   01/01/2012 to 12/31/2012...........  $ 8.36524    $ 9.58274        57,679
   01/01/2013 to 12/31/2013...........  $ 9.58274    $12.14221        50,271
   01/01/2014 to 12/31/2014...........  $12.14221    $12.74921        42,833
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82814    $ 6.39820             0
   01/01/2009 to 12/31/2009...........  $ 6.39820    $ 9.58786        32,361
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896        54,510
   01/01/2011 to 12/31/2011...........  $10.84896    $10.42050        32,934
   01/01/2012 to 12/31/2012...........  $10.42050    $11.97100        51,939
   01/01/2013 to 12/31/2013...........  $11.97100    $16.84560        50,813
   01/01/2014 to 12/31/2014...........  $16.84560    $17.83237        62,494
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.32873    $ 8.86480             0
   01/01/2009 to 12/31/2009...........  $ 8.86480    $12.93549        73,664
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376       126,830
   01/01/2011 to 12/31/2011...........  $15.22376    $12.65564        97,965
   01/01/2012 to 12/31/2012...........  $12.65564    $12.81165       135,945
   01/01/2013 to 12/31/2013...........  $12.81165    $14.44278       121,010
   01/01/2014 to 12/31/2014...........  $14.44278    $12.93120       113,122

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.69588    $ 9.96399           272
   01/01/2009 to 12/31/2009...........  $ 9.96399    $10.91472        29,565
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667        44,913
   01/01/2011 to 12/31/2011...........  $11.27667    $11.47253        44,268
   01/01/2012 to 12/31/2012...........  $11.47253    $11.79435        48,601
   01/01/2013 to 12/31/2013...........  $11.79435    $11.09100        29,666
   01/01/2014 to 12/31/2014...........  $11.09100    $10.89663        31,477
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.96596    $ 6.81165         1,859
   01/01/2009 to 12/31/2009...........  $ 6.81165    $ 8.54740       170,491
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358       155,762
   01/01/2011 to 12/31/2011...........  $ 9.57358    $ 9.03083       134,788
   01/01/2012 to 12/31/2012...........  $ 9.03083    $ 9.79434       174,625
   01/01/2013 to 12/31/2013...........  $ 9.79434    $11.53150       254,844
   01/01/2014 to 12/31/2014...........  $11.53150    $11.88693       300,394
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22244    $ 9.23456             0
   01/01/2009 to 12/31/2009...........  $ 9.23456    $10.07192        80,753
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805       137,974
   01/01/2011 to 12/31/2011...........  $10.60805    $10.98935       114,585
   01/01/2012 to 12/31/2012...........  $10.98935    $11.57971       143,134
   01/01/2013 to 12/31/2013...........  $11.57971    $11.14492       161,646
   01/01/2014 to 12/31/2014...........  $11.14492    $11.67273       145,509
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07793    $ 6.61353         6,369
   01/01/2009 to 12/31/2009...........  $ 6.61353    $ 8.40437       632,509
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230     1,162,191
   01/01/2011 to 12/31/2011...........  $ 9.05230    $ 8.69706       814,628
   01/01/2012 to 09/21/2012...........  $ 8.69706    $ 9.69699             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08881    $ 7.63721             0
   01/01/2009 to 12/31/2009...........  $ 7.63721    $ 9.07106             0
   01/01/2010 to 12/31/2010...........  $ 9.07106    $10.40165             0
   01/01/2011 to 12/31/2011...........  $10.40165    $10.86923             0
   01/01/2012 to 12/31/2012...........  $10.86923    $11.77220             0
   01/01/2013 to 12/31/2013...........  $11.77220    $14.77450             0
   01/01/2014 to 12/31/2014...........  $14.77450    $15.91163             0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26782    $ 7.01089           291
   01/01/2009 to 12/31/2009...........  $ 7.01089    $ 8.95999             0
   01/01/2010 to 12/31/2010...........  $ 8.95999    $10.62684             0
   01/01/2011 to 12/31/2011...........  $10.62684    $10.95424             0
   01/01/2012 to 12/31/2012...........  $10.95424    $13.06738             0
   01/01/2013 to 12/31/2013...........  $13.06738    $17.85789             0
   01/01/2014 to 12/31/2014...........  $17.85789    $19.62197             0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38552    $ 5.24829             0
   01/01/2009 to 12/31/2009...........  $ 5.24829    $ 5.89726             0
   01/01/2010 to 12/31/2010...........  $ 5.89726    $ 6.39174             0
   01/01/2011 to 12/31/2011...........  $ 6.39174    $ 5.38135             0
   01/01/2012 to 12/31/2012...........  $ 5.38135    $ 6.55781             0
   01/01/2013 to 12/31/2013...........  $ 6.55781    $ 8.46259             0
   01/01/2014 to 12/31/2014...........  $ 8.46259    $ 9.33632             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15174    $ 8.29892        276
   01/01/2009 to 12/31/2009...........  $ 8.29892    $ 9.69400          0
   01/01/2010 to 12/31/2010...........  $ 9.69400    $ 9.74078          0
   01/01/2011 to 12/31/2011...........  $ 9.74078    $10.48002          0
   01/01/2012 to 12/31/2012...........  $10.48002    $12.02099          0
   01/01/2013 to 12/31/2013...........  $12.02099    $16.41472          0
   01/01/2014 to 12/31/2014...........  $16.41472    $19.83878          0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16525    $ 6.06953        319
   01/01/2009 to 12/31/2009...........  $ 6.06953    $ 7.35928          0
   01/01/2010 to 12/31/2010...........  $ 7.35928    $ 8.89801          0
   01/01/2011 to 12/31/2011...........  $ 8.89801    $ 8.53881          0
   01/01/2012 to 12/31/2012...........  $ 8.53881    $ 9.66036          0
   01/01/2013 to 12/31/2013...........  $ 9.66036    $13.04318          0
   01/01/2014 to 12/31/2014...........  $13.04318    $13.45439          0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11048    $ 6.68634          0
   01/01/2009 to 12/31/2009...........  $ 6.68634    $ 8.47530          0
   01/01/2010 to 12/31/2010...........  $ 8.47530    $ 9.37259          0
   01/01/2011 to 12/31/2011...........  $ 9.37259    $ 9.44438          0
   01/01/2012 to 12/31/2012...........  $ 9.44438    $10.40060          0
   01/01/2013 to 12/31/2013...........  $10.40060    $13.27809          0
   01/01/2014 to 12/31/2014...........  $13.27809    $14.65028          0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24125    $ 6.24347          0
   01/01/2009 to 12/31/2009...........  $ 6.24347    $ 7.28739          0
   01/01/2010 to 12/31/2010...........  $ 7.28739    $ 8.03823          0
   01/01/2011 to 12/31/2011...........  $ 8.03823    $ 7.75349          0
   01/01/2012 to 12/31/2012...........  $ 7.75349    $ 8.74330          0
   01/01/2013 to 12/31/2013...........  $ 8.74330    $11.09622          0
   01/01/2014 to 12/31/2014...........  $11.09622    $11.97689          0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07225    $ 6.17185          0
   01/01/2009 to 12/31/2009...........  $ 6.17185    $ 8.34071          0
   01/01/2010 to 12/31/2010...........  $ 8.34071    $10.46522          0
   01/01/2011 to 12/31/2011...........  $10.46522    $ 9.92945          0
   01/01/2012 to 12/31/2012...........  $ 9.92945    $11.19304          0
   01/01/2013 to 12/31/2013...........  $11.19304    $14.27442          0
   01/01/2014 to 12/31/2014...........  $14.27442    $14.76834          0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18823    $ 6.43513          0
   01/01/2009 to 12/31/2009...........  $ 6.43513    $ 8.22837          0
   01/01/2010 to 12/31/2010...........  $ 8.22837    $ 9.68372          0
   01/01/2011 to 12/31/2011...........  $ 9.68372    $ 9.09046          0
   01/01/2012 to 12/31/2012...........  $ 9.09046    $10.35248          0
   01/01/2013 to 12/31/2013...........  $10.35248    $13.36766          0
   01/01/2014 to 12/31/2014...........  $13.36766    $14.39099          0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25873    $ 5.49330          0
   01/01/2009 to 12/31/2009...........  $ 5.49330    $ 6.86444          0
   01/01/2010 to 12/31/2010...........  $ 6.86444    $ 8.36296          0
   01/01/2011 to 12/31/2011...........  $ 8.36296    $ 8.55948          0
   01/01/2012 to 12/31/2012...........  $ 8.55948    $ 9.79861          0
   01/01/2013 to 12/31/2013...........  $ 9.79861    $ 9.58239          0
   01/01/2014 to 12/31/2014...........  $ 9.58239    $11.70468          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11338    $ 6.77909          0
   01/01/2009 to 12/31/2009...........  $ 6.77909    $ 8.35679          0
   01/01/2010 to 12/31/2010...........  $ 8.35679    $10.26535          0
   01/01/2011 to 12/31/2011...........  $10.26535    $10.15857          0
   01/01/2012 to 12/31/2012...........  $10.15857    $11.16373          0
   01/01/2013 to 12/31/2013...........  $11.16373    $15.31695          0
   01/01/2014 to 12/31/2014...........  $15.31695    $15.29039          0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22837    $ 7.14678          0
   01/01/2009 to 12/31/2009...........  $ 7.14678    $ 8.40716          0
   01/01/2010 to 12/31/2010...........  $ 8.40716    $10.02984          0
   01/01/2011 to 12/31/2011...........  $10.02984    $ 9.39785          0
   01/01/2012 to 12/31/2012...........  $ 9.39785    $10.66510          0
   01/01/2013 to 12/31/2013...........  $10.66510    $14.34617          0
   01/01/2014 to 12/31/2014...........  $14.34617    $14.83164          0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27795    $ 7.23615        317
   01/01/2009 to 12/31/2009...........  $ 7.23615    $ 7.58749          0
   01/01/2010 to 12/31/2010...........  $ 7.58749    $ 8.57621          0
   01/01/2011 to 12/31/2011...........  $ 8.57621    $ 8.53611          0
   01/01/2012 to 12/31/2012...........  $ 8.53611    $ 9.71718          0
   01/01/2013 to 12/31/2013...........  $ 9.71718    $10.64000          0
   01/01/2014 to 12/31/2014...........  $10.64000    $10.45451          0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09840    $ 7.18288          0
   01/01/2009 to 12/31/2009...........  $ 7.18288    $ 7.77133          0
   01/01/2010 to 12/31/2010...........  $ 7.77133    $ 8.04473          0
   01/01/2011 to 12/31/2011...........  $ 8.04473    $ 9.23675          0
   01/01/2012 to 12/31/2012...........  $ 9.23675    $ 9.03694          0
   01/01/2013 to 12/31/2013...........  $ 9.03694    $10.00483          0
   01/01/2014 to 12/31/2014...........  $10.00483    $12.30542          0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.60%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.60%) OR HD GRO 60 BPS AND COMBO DB (2.60%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.37006    $10.90518     4,050,210
   01/01/2007 to 12/31/2007...........  $10.90518    $11.60597     7,210,180
   01/01/2008 to 12/31/2008...........  $11.60597    $ 7.71102     5,632,286
   01/01/2009 to 12/31/2009...........  $ 7.71102    $ 9.34622     5,340,354
   01/01/2010 to 12/31/2010...........  $ 9.34622    $10.19937     4,966,744
   01/01/2011 to 12/31/2011...........  $10.19937    $ 9.67688     4,542,358
   01/01/2012 to 12/31/2012...........  $ 9.67688    $10.61646     4,254,692
   01/01/2013 to 12/31/2013...........  $10.61646    $11.37944     3,915,392
   01/01/2014 to 12/31/2014...........  $11.37944    $11.51451     3,441,789
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.13788    $10.58428     1,368,561
   01/01/2007 to 12/31/2007...........  $10.58428    $11.29528     3,903,585
   01/01/2008 to 12/31/2008...........  $11.29528    $ 7.72769     2,554,033
   01/01/2009 to 12/31/2009...........  $ 7.72769    $ 9.50522     2,631,431
   01/01/2010 to 12/31/2010...........  $ 9.50522    $10.53429     2,558,787
   01/01/2011 to 12/31/2011...........  $10.53429    $10.27926     2,262,521
   01/01/2012 to 12/31/2012...........  $10.27926    $11.38582     2,196,331
   01/01/2013 to 12/31/2013...........  $11.38582    $12.93477     2,217,586
   01/01/2014 to 12/31/2014...........  $12.93477    $13.37698     2,138,060
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64251    $11.68252             0
   01/01/2007 to 12/31/2007...........  $11.68252    $11.37272             0
   01/01/2008 to 12/31/2008...........  $11.37272    $ 7.23288             0
   01/01/2009 to 12/31/2009...........  $ 7.23288    $ 8.30244             0
   01/01/2010 to 12/31/2010...........  $ 8.30244    $ 9.21255             0
   01/01/2011 to 12/31/2011...........  $ 9.21255    $ 9.30016             0
   01/01/2012 to 05/04/2012...........  $ 9.30016    $10.07383             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.32057    $10.79817       782,409
   01/01/2007 to 12/31/2007...........  $10.79817    $11.47812     1,946,525
   01/01/2008 to 12/31/2008...........  $11.47812    $ 7.97618     1,971,294
   01/01/2009 to 12/31/2009...........  $ 7.97618    $ 9.58516     3,810,794
   01/01/2010 to 12/31/2010...........  $ 9.58516    $10.49278     3,664,363
   01/01/2011 to 12/31/2011...........  $10.49278    $10.10302     3,318,645
   01/01/2012 to 12/31/2012...........  $10.10302    $11.07499     3,064,089
   01/01/2013 to 12/31/2013...........  $11.07499    $12.69936     2,848,878
   01/01/2014 to 12/31/2014...........  $12.69936    $13.18473     2,553,067
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99719    $ 9.11083     2,474,475
   01/01/2012 to 12/31/2012...........  $ 9.11083    $ 9.93582     2,389,612
   01/01/2013 to 12/31/2013...........  $ 9.93582    $10.73507     2,092,859
   01/01/2014 to 12/31/2014...........  $10.73507    $10.97512     1,888,174
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99789    $10.43567           234
   01/01/2014 to 12/31/2014...........  $10.43567    $10.53508           234

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93807    $ 9.57833            0
   01/01/2010 to 12/31/2010...........  $ 9.57833    $10.32295            0
   01/01/2011 to 12/31/2011...........  $10.32295    $11.03170            0
   01/01/2012 to 12/31/2012...........  $11.03170    $11.19933            0
   01/01/2013 to 12/31/2013...........  $11.19933    $10.84042            0
   01/01/2014 to 12/31/2014...........  $10.84042    $10.61460            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92250    $ 9.64411            0
   01/01/2010 to 12/31/2010...........  $ 9.64411    $10.45117            0
   01/01/2011 to 12/31/2011...........  $10.45117    $11.57013            0
   01/01/2012 to 12/31/2012...........  $11.57013    $11.92091            0
   01/01/2013 to 12/31/2013...........  $11.92091    $11.25352            0
   01/01/2014 to 12/31/2014...........  $11.25352    $11.26033            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90528    $ 9.54520            0
   01/01/2010 to 12/31/2010...........  $ 9.54520    $10.36029            0
   01/01/2011 to 12/31/2011...........  $10.36029    $11.71117            0
   01/01/2012 to 12/31/2012...........  $11.71117    $12.08262            0
   01/01/2013 to 12/31/2013...........  $12.08262    $11.20732            0
   01/01/2014 to 12/31/2014...........  $11.20732    $11.38909            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88399    $ 9.22108            0
   01/01/2010 to 12/31/2010...........  $ 9.22108    $10.05194            0
   01/01/2011 to 12/31/2011...........  $10.05194    $11.62746            0
   01/01/2012 to 12/31/2012...........  $11.62746    $12.04854            0
   01/01/2013 to 12/31/2013...........  $12.04854    $10.97798            0
   01/01/2014 to 12/31/2014...........  $10.97798    $11.35876            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99719    $10.92600            0
   01/01/2011 to 12/31/2011...........  $10.92600    $12.81152        5,925
   01/01/2012 to 12/31/2012...........  $12.81152    $13.33473        2,589
   01/01/2013 to 12/31/2013...........  $13.33473    $12.08684            0
   01/01/2014 to 12/31/2014...........  $12.08684    $12.68532            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99789    $11.93089            0
   01/01/2012 to 12/31/2012...........  $11.93089    $12.30799            0
   01/01/2013 to 12/31/2013...........  $12.30799    $10.82692            0
   01/01/2014 to 12/31/2014...........  $10.82692    $11.64682            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99719    $10.32109            0
   01/01/2013 to 12/31/2013...........  $10.32109    $ 9.03340            0
   01/01/2014 to 12/31/2014...........  $ 9.03340    $ 9.91549            0
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99859    $ 8.68401            0
   01/01/2014 to 12/31/2014...........  $ 8.68401    $ 9.69895       11,004
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99859    $11.21841            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14466    $10.28818            0
   01/01/2010 to 12/31/2010...........  $10.28818    $11.40383            0
   01/01/2011 to 12/31/2011...........  $11.40383    $10.46250            0
   01/01/2012 to 12/31/2012...........  $10.46250    $11.54640            0
   01/01/2013 to 12/31/2013...........  $11.54640    $14.79091            0
   01/01/2014 to 12/31/2014...........  $14.79091    $15.89594            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48881    $11.08024      6,134,343
   01/01/2007 to 12/31/2007...........  $11.08024    $11.84864     12,899,751
   01/01/2008 to 12/31/2008...........  $11.84864    $ 7.51325      9,444,127
   01/01/2009 to 12/31/2009...........  $ 7.51325    $ 9.17773      9,157,397
   01/01/2010 to 12/31/2010...........  $ 9.17773    $10.14170      8,749,377
   01/01/2011 to 12/31/2011...........  $10.14170    $ 9.64514      7,858,699
   01/01/2012 to 12/31/2012...........  $ 9.64514    $10.69033      7,444,928
   01/01/2013 to 12/31/2013...........  $10.69033    $12.78268      7,409,478
   01/01/2014 to 12/31/2014...........  $12.78268    $13.33027      7,180,163
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99789    $11.57336              0
   01/01/2014 to 12/31/2014...........  $11.57336    $12.81530              0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.04797    $15.89804              0
   01/01/2007 to 12/31/2007...........  $15.89804    $12.40393              0
   01/01/2008 to 12/31/2008...........  $12.40393    $ 7.85144              0
   01/01/2009 to 12/31/2009...........  $ 7.85144    $10.09561              0
   01/01/2010 to 12/31/2010...........  $10.09561    $12.66314              0
   01/01/2011 to 12/31/2011...........  $12.66314    $13.15625              0
   01/01/2012 to 12/31/2012...........  $13.15625    $14.79037              0
   01/01/2013 to 12/31/2013...........  $14.79037    $14.86716              0
   01/01/2014 to 12/31/2014...........  $14.86716    $18.97020              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16544    $11.62528              0
   01/01/2007 to 12/31/2007...........  $11.62528    $ 9.31608              0
   01/01/2008 to 07/18/2008...........  $ 9.31608    $ 8.49360              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99789    $ 9.62979              0
   01/01/2014 to 12/31/2014...........  $ 9.62979    $ 9.86470          1,927
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03818    $10.50581        457,279
   01/01/2007 to 12/31/2007...........  $10.50581    $11.11430      1,405,209
   01/01/2008 to 12/31/2008...........  $11.11430    $ 7.09646        920,707
   01/01/2009 to 12/31/2009...........  $ 7.09646    $ 8.56628        920,292
   01/01/2010 to 12/31/2010...........  $ 8.56628    $ 9.54845        925,413
   01/01/2011 to 12/31/2011...........  $ 9.54845    $ 9.16683        794,303
   01/01/2012 to 12/31/2012...........  $ 9.16683    $ 9.88432        796,849
   01/01/2013 to 12/31/2013...........  $ 9.88432    $11.05591        782,903
   01/01/2014 to 12/31/2014...........  $11.05591    $11.11526        767,352
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10336    $ 7.46143          2,119
   01/01/2009 to 12/31/2009...........  $ 7.46143    $ 8.81630          5,240
   01/01/2010 to 12/31/2010...........  $ 8.81630    $ 9.73785          6,040
   01/01/2011 to 12/31/2011...........  $ 9.73785    $ 9.25684          7,511
   01/01/2012 to 12/31/2012...........  $ 9.25684    $10.25208          7,343
   01/01/2013 to 12/31/2013...........  $10.25208    $11.91326         15,924
   01/01/2014 to 12/31/2014...........  $11.91326    $12.27532         19,435
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99790    $ 7.44243              0
   01/01/2009 to 11/13/2009...........  $ 7.44243    $ 8.25890              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99790    $10.68264         26,132
   01/01/2013 to 12/31/2013...........  $10.68264    $12.95997         30,759
   01/01/2014 to 12/31/2014...........  $12.95997    $13.03287         29,146

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99789    $10.75020       22,559
   01/01/2014 to 12/31/2014...........  $10.75020    $10.74586       37,359
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17457    $ 6.08835            0
   01/01/2009 to 12/31/2009...........  $ 6.08835    $ 8.01690            0
   01/01/2010 to 12/31/2010...........  $ 8.01690    $ 9.39223            0
   01/01/2011 to 12/31/2011...........  $ 9.39223    $ 8.69329            0
   01/01/2012 to 12/31/2012...........  $ 8.69329    $10.74374            0
   01/01/2013 to 12/31/2013...........  $10.74374    $10.92671            0
   01/01/2014 to 12/31/2014...........  $10.92671    $12.13271            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15968    $11.44914            0
   01/01/2007 to 12/31/2007...........  $11.44914    $12.71869            0
   01/01/2008 to 12/31/2008...........  $12.71869    $ 7.40406            0
   01/01/2009 to 12/31/2009...........  $ 7.40406    $10.78133            0
   01/01/2010 to 12/31/2010...........  $10.78133    $11.58925            0
   01/01/2011 to 12/31/2011...........  $11.58925    $10.84892            0
   01/01/2012 to 12/31/2012...........  $10.84892    $12.66343            0
   01/01/2013 to 12/31/2013...........  $12.66343    $16.01316            0
   01/01/2014 to 02/07/2014...........  $16.01316    $15.73844            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.57528    $11.64751            0
   01/01/2007 to 12/31/2007...........  $11.64751    $11.93286            0
   01/01/2008 to 12/31/2008...........  $11.93286    $ 6.89760            0
   01/01/2009 to 12/31/2009...........  $ 6.89760    $ 8.01280            0
   01/01/2010 to 12/31/2010...........  $ 8.01280    $ 8.81621            0
   01/01/2011 to 12/31/2011...........  $ 8.81621    $ 8.11882            0
   01/01/2012 to 12/31/2012...........  $ 8.11882    $ 9.46892            0
   01/01/2013 to 12/31/2013...........  $ 9.46892    $12.32467            0
   01/01/2014 to 12/31/2014...........  $12.32467    $13.58997            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04131    $10.87698            0
   01/01/2007 to 12/31/2007...........  $10.87698    $12.65087            0
   01/01/2008 to 12/31/2008...........  $12.65087    $ 7.30001            0
   01/01/2009 to 12/31/2009...........  $ 7.30001    $11.17735            0
   01/01/2010 to 12/31/2010...........  $11.17735    $13.05398            0
   01/01/2011 to 12/31/2011...........  $13.05398    $12.34479            0
   01/01/2012 to 12/31/2012...........  $12.34479    $14.39131            0
   01/01/2013 to 12/31/2013...........  $14.39131    $18.54217            0
   01/01/2014 to 12/31/2014...........  $18.54217    $20.15548            0
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08903    $ 7.56981       39,342
   01/01/2009 to 12/31/2009...........  $ 7.56981    $ 9.10315       88,021
   01/01/2010 to 12/31/2010...........  $ 9.10315    $ 9.90141       96,984
   01/01/2011 to 12/31/2011...........  $ 9.90141    $ 9.60198       96,529
   01/01/2012 to 12/31/2012...........  $ 9.60198    $10.30627       90,679
   01/01/2013 to 12/31/2013...........  $10.30627    $11.03163       62,874
   01/01/2014 to 12/31/2014...........  $11.03163    $11.18653       37,493
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03278    $ 7.60811            0
   01/01/2009 to 12/31/2009...........  $ 7.60811    $ 9.40612            0
   01/01/2010 to 12/31/2010...........  $ 9.40612    $11.62192            0
   01/01/2011 to 12/31/2011...........  $11.62192    $11.47536            0
   01/01/2012 to 12/31/2012...........  $11.47536    $12.93883            0
   01/01/2013 to 12/31/2013...........  $12.93883    $17.50570            0
   01/01/2014 to 12/31/2014...........  $17.50570    $18.29022            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46311    $12.61910            0
   01/01/2007 to 12/31/2007...........  $12.61910    $12.44257            0
   01/01/2008 to 12/31/2008...........  $12.44257    $ 7.60334            0
   01/01/2009 to 12/31/2009...........  $ 7.60334    $ 8.76382            0
   01/01/2010 to 12/31/2010...........  $ 8.76382    $ 9.60457            0
   01/01/2011 to 12/31/2011...........  $ 9.60457    $ 9.31537            0
   01/01/2012 to 12/31/2012...........  $ 9.31537    $10.29569            0
   01/01/2013 to 12/31/2013...........  $10.29569    $13.50979            0
   01/01/2014 to 12/31/2014...........  $13.50979    $13.37246            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01816    $10.52499            0
   01/01/2007 to 12/31/2007...........  $10.52499    $10.51148            0
   01/01/2008 to 12/31/2008...........  $10.51148    $ 7.62797            0
   01/01/2009 to 12/31/2009...........  $ 7.62797    $10.07794            0
   01/01/2010 to 12/31/2010...........  $10.07794    $11.14859            0
   01/01/2011 to 12/31/2011...........  $11.14859    $11.21128            0
   01/01/2012 to 12/31/2012...........  $11.21128    $12.44281            0
   01/01/2013 to 12/31/2013...........  $12.44281    $12.99831            0
   01/01/2014 to 12/31/2014...........  $12.99831    $12.99298            0
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99141    $10.54240            0
   01/01/2007 to 12/31/2007...........  $10.54240    $12.23128            0
   01/01/2008 to 12/31/2008...........  $12.23128    $ 5.93261            0
   01/01/2009 to 12/31/2009...........  $ 5.93261    $ 7.82281            0
   01/01/2010 to 12/31/2010...........  $ 7.82281    $ 8.73008            0
   01/01/2011 to 12/31/2011...........  $ 8.73008    $ 7.40935            0
   01/01/2012 to 12/31/2012...........  $ 7.40935    $ 8.69206            0
   01/01/2013 to 12/31/2013...........  $ 8.69206    $10.08632            0
   01/01/2014 to 12/31/2014...........  $10.08632    $ 9.28749            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00956    $10.80400            0
   01/01/2007 to 12/31/2007...........  $10.80400    $12.40342            0
   01/01/2008 to 12/31/2008...........  $12.40342    $ 6.76920            0
   01/01/2009 to 12/31/2009...........  $ 6.76920    $ 8.60978            0
   01/01/2010 to 12/31/2010...........  $ 8.60978    $ 9.32176            0
   01/01/2011 to 12/31/2011...........  $ 9.32176    $ 7.94553            0
   01/01/2012 to 12/31/2012...........  $ 7.94553    $ 9.03533            0
   01/01/2013 to 12/31/2013...........  $ 9.03533    $10.52073            0
   01/01/2014 to 12/31/2014...........  $10.52073    $ 9.56667            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11154    $ 7.09658        6,196
   01/01/2009 to 12/31/2009...........  $ 7.09658    $ 8.76123       16,564
   01/01/2010 to 12/31/2010...........  $ 8.76123    $ 9.71916       15,006
   01/01/2011 to 12/31/2011...........  $ 9.71916    $ 9.41929       17,541
   01/01/2012 to 12/31/2012...........  $ 9.41929    $10.42718       16,637
   01/01/2013 to 12/31/2013...........  $10.42718    $11.81773       15,484
   01/01/2014 to 12/31/2014...........  $11.81773    $12.25127        8,540
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.02854    $12.65607            0
   01/01/2007 to 12/31/2007...........  $12.65607    $13.49800            0
   01/01/2008 to 12/31/2008...........  $13.49800    $ 7.71162            0
   01/01/2009 to 12/31/2009...........  $ 7.71162    $10.21306            0
   01/01/2010 to 12/31/2010...........  $10.21306    $10.66809            0
   01/01/2011 to 12/31/2011...........  $10.66809    $ 9.44664            0
   01/01/2012 to 12/31/2012...........  $ 9.44664    $11.22411            0
   01/01/2013 to 12/31/2013...........  $11.22411    $12.62013            0
   01/01/2014 to 12/31/2014...........  $12.62013    $11.51722            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.86707    $11.42284            0
   01/01/2007 to 12/31/2007...........  $11.42284    $11.34807      172,983
   01/01/2008 to 12/31/2008...........  $11.34807    $ 9.11199      187,392
   01/01/2009 to 12/31/2009...........  $ 9.11199    $10.83664      228,004
   01/01/2010 to 12/31/2010...........  $10.83664    $11.33516      220,597
   01/01/2011 to 12/31/2011...........  $11.33516    $11.07413      196,417
   01/01/2012 to 12/31/2012...........  $11.07413    $11.95003      231,927
   01/01/2013 to 12/31/2013...........  $11.95003    $12.93222      231,672
   01/01/2014 to 12/31/2014...........  $12.93222    $13.29129      195,561
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08328    $10.27840            0
   01/01/2010 to 12/31/2010...........  $10.27840    $11.15165            0
   01/01/2011 to 12/31/2011...........  $11.15165    $10.94139            0
   01/01/2012 to 12/31/2012...........  $10.94139    $12.28312            0
   01/01/2013 to 12/31/2013...........  $12.28312    $16.34106            0
   01/01/2014 to 12/31/2014...........  $16.34106    $17.44065            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00615    $12.09868            0
   01/01/2007 to 12/31/2007...........  $12.09868    $11.43824            0
   01/01/2008 to 12/31/2008...........  $11.43824    $ 6.52259            0
   01/01/2009 to 12/31/2009...........  $ 6.52259    $ 7.59276            0
   01/01/2010 to 12/31/2010...........  $ 7.59276    $ 8.37420            0
   01/01/2011 to 12/31/2011...........  $ 8.37420    $ 7.82078            0
   01/01/2012 to 12/31/2012...........  $ 7.82078    $ 8.90939            0
   01/01/2013 to 12/31/2013...........  $ 8.90939    $12.14515            0
   01/01/2014 to 12/31/2014...........  $12.14515    $13.46461            0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07842    $11.31183            0
   01/01/2007 to 12/31/2007...........  $11.31183    $12.67336            0
   01/01/2008 to 12/31/2008...........  $12.67336    $ 6.95886            0
   01/01/2009 to 12/31/2009...........  $ 6.95886    $ 8.80096            0
   01/01/2010 to 12/31/2010...........  $ 8.80096    $10.27233            0
   01/01/2011 to 12/31/2011...........  $10.27233    $ 9.92091            0
   01/01/2012 to 12/31/2012...........  $ 9.92091    $10.85514            0
   01/01/2013 to 12/31/2013...........  $10.85514    $14.45360            0
   01/01/2014 to 12/31/2014...........  $14.45360    $15.57911            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14267    $10.56925            0
   01/01/2007 to 12/31/2007...........  $10.56925    $10.92701            0
   01/01/2008 to 12/31/2008...........  $10.92701    $ 8.17355            0
   01/01/2009 to 12/31/2009...........  $ 8.17355    $10.72296            0
   01/01/2010 to 12/31/2010...........  $10.72296    $11.85333            0
   01/01/2011 to 12/31/2011...........  $11.85333    $12.72863            0
   01/01/2012 to 12/31/2012...........  $12.72863    $13.14117            0
   01/01/2013 to 12/31/2013...........  $13.14117    $12.55187            0
   01/01/2014 to 12/31/2014...........  $12.55187    $13.01535            0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.36813    $12.60029            0
   01/01/2007 to 12/31/2007...........  $12.60029    $13.43376            0
   01/01/2008 to 12/31/2008...........  $13.43376    $ 8.64258            0
   01/01/2009 to 12/31/2009...........  $ 8.64258    $11.07773            0
   01/01/2010 to 12/31/2010...........  $11.07773    $12.09781            0
   01/01/2011 to 12/31/2011...........  $12.09781    $11.42220            0
   01/01/2012 to 12/31/2012...........  $11.42220    $13.70149            0
   01/01/2013 to 12/31/2013...........  $13.70149    $17.04477            0
   01/01/2014 to 12/31/2014...........  $17.04477    $17.21591            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98250    $11.41513         0
   01/01/2007 to 12/31/2007...........  $11.41513    $12.80513         0
   01/01/2008 to 12/31/2008...........  $12.80513    $ 7.94948         0
   01/01/2009 to 12/31/2009...........  $ 7.94948    $ 9.63119         0
   01/01/2010 to 12/31/2010...........  $ 9.63119    $10.58722         0
   01/01/2011 to 12/31/2011...........  $10.58722    $10.25797         0
   01/01/2012 to 12/31/2012...........  $10.25797    $11.70562         0
   01/01/2013 to 12/31/2013...........  $11.70562    $15.59703         0
   01/01/2014 to 12/31/2014...........  $15.59703    $16.52580         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99790    $10.16264         0
   01/01/2013 to 12/31/2013...........  $10.16264    $13.32293         0
   01/01/2014 to 12/31/2014...........  $13.32293    $14.31210         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98514    $11.44280         0
   01/01/2007 to 12/31/2007...........  $11.44280    $11.45816         0
   01/01/2008 to 12/31/2008...........  $11.45816    $ 6.90971         0
   01/01/2009 to 12/31/2009...........  $ 6.90971    $ 9.35340         0
   01/01/2010 to 12/31/2010...........  $ 9.35340    $11.26882         0
   01/01/2011 to 12/31/2011...........  $11.26882    $10.60452         0
   01/01/2012 to 12/31/2012...........  $10.60452    $12.23817         0
   01/01/2013 to 12/31/2013...........  $12.23817    $15.79477         0
   01/01/2014 to 12/31/2014...........  $15.79477    $17.69903         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99907    $10.14778         0
   01/01/2007 to 12/31/2007...........  $10.14778    $10.37423         0
   01/01/2008 to 12/31/2008...........  $10.37423    $10.36497         0
   01/01/2009 to 12/31/2009...........  $10.36497    $10.12714         0
   01/01/2010 to 12/31/2010...........  $10.12714    $ 9.87290         0
   01/01/2011 to 12/31/2011...........  $ 9.87290    $ 9.62525         0
   01/01/2012 to 12/31/2012...........  $ 9.62525    $ 9.38159         0
   01/01/2013 to 12/31/2013...........  $ 9.38159    $ 9.14376         0
   01/01/2014 to 12/31/2014...........  $ 9.14376    $ 8.91200         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.58777    $11.66305         0
   01/01/2007 to 12/31/2007...........  $11.66305    $11.72616         0
   01/01/2008 to 12/31/2008...........  $11.72616    $ 6.59897         0
   01/01/2009 to 12/31/2009...........  $ 6.59897    $ 9.04576         0
   01/01/2010 to 12/31/2010...........  $ 9.04576    $10.88298         0
   01/01/2011 to 12/31/2011...........  $10.88298    $10.34401         0
   01/01/2012 to 12/31/2012...........  $10.34401    $11.80816         0
   01/01/2013 to 12/31/2013...........  $11.80816    $16.34391         0
   01/01/2014 to 12/31/2014...........  $16.34391    $18.19979         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02780    $10.05508         0
   01/01/2012 to 12/31/2012...........  $10.05508    $10.27731         0
   01/01/2013 to 12/31/2013...........  $10.27731    $ 9.73302         0
   01/01/2014 to 12/31/2014...........  $ 9.73302    $ 9.97498         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.28836    $12.50869         0
   01/01/2007 to 12/31/2007...........  $12.50869    $14.89685         0
   01/01/2008 to 12/31/2008...........  $14.89685    $ 8.24901         0
   01/01/2009 to 12/31/2009...........  $ 8.24901    $10.43501         0
   01/01/2010 to 12/31/2010...........  $10.43501    $13.08739         0
   01/01/2011 to 12/31/2011...........  $13.08739    $12.97147         0
   01/01/2012 to 12/31/2012...........  $12.97147    $14.20763         0
   01/01/2013 to 12/31/2013...........  $14.20763    $18.36351         0
   01/01/2014 to 12/31/2014...........  $18.36351    $19.31899         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43147    $10.75030             0
   01/01/2007 to 12/31/2007...........  $10.75030    $12.43714             0
   01/01/2008 to 12/31/2008...........  $12.43714    $ 6.96509             0
   01/01/2009 to 12/31/2009...........  $ 6.96509    $ 8.32028             0
   01/01/2010 to 12/31/2010...........  $ 8.32028    $ 9.75334             0
   01/01/2011 to 04/29/2011...........  $ 9.75334    $10.90778             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99790    $10.26066             0
   01/01/2013 to 12/31/2013...........  $10.26066    $11.89216        14,084
   01/01/2014 to 12/31/2014...........  $11.89216    $12.18635        24,543
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10064    $ 5.55106             0
   01/01/2009 to 12/31/2009...........  $ 5.55106    $ 9.00901             0
   01/01/2010 to 12/31/2010...........  $ 9.00901    $10.73627             0
   01/01/2011 to 12/31/2011...........  $10.73627    $ 8.34306             0
   01/01/2012 to 12/31/2012...........  $ 8.34306    $ 9.58911             0
   01/01/2013 to 12/31/2013...........  $ 9.58911    $ 9.36678             0
   01/01/2014 to 12/31/2014...........  $ 9.36678    $ 8.70177             0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97191    $10.10175             0
   01/01/2007 to 12/31/2007...........  $10.10175    $10.51371             0
   01/01/2008 to 12/31/2008...........  $10.51371    $10.36152             0
   01/01/2009 to 12/31/2009...........  $10.36152    $11.13203             0
   01/01/2010 to 12/31/2010...........  $11.13203    $11.27296             0
   01/01/2011 to 12/31/2011...........  $11.27296    $11.23479             0
   01/01/2012 to 12/31/2012...........  $11.23479    $11.46375             0
   01/01/2013 to 12/31/2013...........  $11.46375    $10.93039             0
   01/01/2014 to 12/31/2014...........  $10.93039    $10.64310             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97054    $10.24133             0
   01/01/2007 to 12/31/2007...........  $10.24133    $10.80967             0
   01/01/2008 to 12/31/2008...........  $10.80967    $10.29762             0
   01/01/2009 to 12/31/2009...........  $10.29762    $11.69541             0
   01/01/2010 to 12/31/2010...........  $11.69541    $12.27880             0
   01/01/2011 to 12/31/2011...........  $12.27880    $12.34857             0
   01/01/2012 to 12/31/2012...........  $12.34857    $13.15703             0
   01/01/2013 to 12/31/2013...........  $13.15703    $12.58798             0
   01/01/2014 to 12/31/2014...........  $12.58798    $12.78818             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17217    $10.55495       166,747
   01/01/2007 to 12/31/2007...........  $10.55495    $11.18302       772,514
   01/01/2008 to 12/31/2008...........  $11.18302    $ 8.77568     1,265,705
   01/01/2009 to 12/31/2009...........  $ 8.77568    $10.26727     1,754,810
   01/01/2010 to 12/31/2010...........  $10.26727    $11.06512     1,778,982
   01/01/2011 to 12/31/2011...........  $11.06512    $10.89260     1,733,599
   01/01/2012 to 12/31/2012...........  $10.89260    $11.71739     1,710,245
   01/01/2013 to 12/31/2013...........  $11.71739    $12.47251     1,328,022
   01/01/2014 to 12/31/2014...........  $12.47251    $12.85857     1,139,871
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01781    $10.05496             0
   01/01/2012 to 12/31/2012...........  $10.05496    $10.49653             0
   01/01/2013 to 12/31/2013...........  $10.49653    $ 9.99383             0
   01/01/2014 to 12/31/2014...........  $ 9.99383    $10.33092             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.15781    $10.40773       619,984
   01/01/2007 to 12/31/2007...........  $10.40773    $11.30062     2,237,900
   01/01/2008 to 12/31/2008...........  $11.30062    $ 6.53007     1,392,225
   01/01/2009 to 12/31/2009...........  $ 6.53007    $ 8.01775     1,343,948
   01/01/2010 to 12/31/2010...........  $ 8.01775    $ 9.30092     1,383,564
   01/01/2011 to 12/31/2011...........  $ 9.30092    $ 8.50216     1,277,373
   01/01/2012 to 12/31/2012...........  $ 8.50216    $ 9.35706     1,188,252
   01/01/2013 to 12/31/2013...........  $ 9.35706    $10.67269     1,173,804
   01/01/2014 to 12/31/2014...........  $10.67269    $11.35893     1,139,408
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.56932    $11.33031             0
   01/01/2007 to 12/31/2007...........  $11.33031    $11.27163             0
   01/01/2008 to 12/31/2008...........  $11.27163    $ 6.73222             0
   01/01/2009 to 12/31/2009...........  $ 6.73222    $ 7.99353             0
   01/01/2010 to 12/31/2010...........  $ 7.99353    $ 8.96355             0
   01/01/2011 to 12/31/2011...........  $ 8.96355    $ 9.03879             0
   01/01/2012 to 12/31/2012...........  $ 9.03879    $10.46595             0
   01/01/2013 to 12/31/2013...........  $10.46595    $13.50876             0
   01/01/2014 to 12/31/2014...........  $13.50876    $15.43284             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99789    $ 8.84605             0
   01/01/2012 to 12/31/2012...........  $ 8.84605    $ 9.75590             0
   01/01/2013 to 12/31/2013...........  $ 9.75590    $11.63835             0
   01/01/2014 to 12/31/2014...........  $11.63835    $12.08080             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08085    $ 7.30220        24,715
   01/01/2009 to 12/31/2009...........  $ 7.30220    $ 8.78175        30,211
   01/01/2010 to 12/31/2010...........  $ 8.78175    $ 9.57936        61,002
   01/01/2011 to 12/31/2011...........  $ 9.57936    $ 9.16732        75,383
   01/01/2012 to 12/31/2012...........  $ 9.16732    $ 9.85326        94,664
   01/01/2013 to 12/31/2013...........  $ 9.85326    $10.79820       100,549
   01/01/2014 to 12/31/2014...........  $10.79820    $11.06546       100,739
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09903    $ 6.65711        37,764
   01/01/2009 to 12/31/2009...........  $ 6.65711    $ 8.23055       159,840
   01/01/2010 to 12/31/2010...........  $ 8.23055    $ 9.17263       141,896
   01/01/2011 to 12/31/2011...........  $ 9.17263    $ 8.72704       202,628
   01/01/2012 to 12/31/2012...........  $ 8.72704    $ 9.85815       184,213
   01/01/2013 to 12/31/2013...........  $ 9.85815    $11.34355       177,610
   01/01/2014 to 12/31/2014...........  $11.34355    $11.65673       170,437
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39907    $10.94561             0
   01/01/2007 to 12/31/2007...........  $10.94561    $11.61823       113,579
   01/01/2008 to 12/31/2008...........  $11.61823    $ 7.90477        72,457
   01/01/2009 to 12/31/2009...........  $ 7.90477    $ 9.81658       227,919
   01/01/2010 to 12/31/2010...........  $ 9.81658    $10.69791       150,752
   01/01/2011 to 12/31/2011...........  $10.69791    $10.07466       254,988
   01/01/2012 to 12/31/2012...........  $10.07466    $10.91260       199,504
   01/01/2013 to 12/31/2013...........  $10.91260    $12.16777       217,316
   01/01/2014 to 12/31/2014...........  $12.16777    $12.21940       184,673

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10235    $11.97093             0
   01/01/2007 to 12/31/2007...........  $11.97093    $12.97394             0
   01/01/2008 to 12/31/2008...........  $12.97394    $ 7.06930             0
   01/01/2009 to 12/31/2009...........  $ 7.06930    $ 9.14063             0
   01/01/2010 to 12/31/2010...........  $ 9.14063    $11.80880             0
   01/01/2011 to 12/31/2011...........  $11.80880    $10.00072             0
   01/01/2012 to 12/31/2012...........  $10.00072    $11.70340             0
   01/01/2013 to 12/31/2013...........  $11.70340    $16.06222             0
   01/01/2014 to 12/31/2014...........  $16.06222    $16.42855             0
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90437    $ 9.85358             0
   01/01/2007 to 12/31/2007...........  $ 9.85358    $10.28924             0
   01/01/2008 to 12/31/2008...........  $10.28924    $ 6.51838             0
   01/01/2009 to 12/31/2009...........  $ 6.51838    $ 8.50739             0
   01/01/2010 to 12/31/2010...........  $ 8.50739    $11.31160             0
   01/01/2011 to 12/31/2011...........  $11.31160    $10.91739             0
   01/01/2012 to 12/31/2012...........  $10.91739    $11.93578             0
   01/01/2013 to 12/31/2013...........  $11.93578    $15.72530             0
   01/01/2014 to 12/31/2014...........  $15.72530    $15.91204             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.88000    $12.36528             0
   01/01/2007 to 12/31/2007...........  $12.36528    $11.37429             0
   01/01/2008 to 12/31/2008...........  $11.37429    $ 7.79129             0
   01/01/2009 to 12/31/2009...........  $ 7.79129    $ 9.64417             0
   01/01/2010 to 12/31/2010...........  $ 9.64417    $11.84338             0
   01/01/2011 to 12/31/2011...........  $11.84338    $10.85372             0
   01/01/2012 to 12/31/2012...........  $10.85372    $12.49936             0
   01/01/2013 to 12/31/2013...........  $12.49936    $16.73923             0
   01/01/2014 to 12/31/2014...........  $16.73923    $17.17446             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63175    $11.27006        29,105
   01/01/2007 to 12/31/2007...........  $11.27006    $11.67732     1,552,226
   01/01/2008 to 12/31/2008...........  $11.67732    $ 8.42839       933,340
   01/01/2009 to 12/31/2009...........  $ 8.42839    $10.19780     1,030,357
   01/01/2010 to 12/31/2010...........  $10.19780    $11.08597     1,003,773
   01/01/2011 to 12/31/2011...........  $11.08597    $11.01988       905,933
   01/01/2012 to 12/31/2012...........  $11.01988    $12.18975       958,380
   01/01/2013 to 12/31/2013...........  $12.18975    $13.88084       943,737
   01/01/2014 to 12/31/2014...........  $13.88084    $14.32445       965,136
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.94536    $12.10594             0
   01/01/2007 to 12/31/2007...........  $12.10594    $11.37667             0
   01/01/2008 to 12/31/2008...........  $11.37667    $ 6.44374             0
   01/01/2009 to 12/31/2009...........  $ 6.44374    $ 7.77499             0
   01/01/2010 to 12/31/2010...........  $ 7.77499    $ 8.58166             0
   01/01/2011 to 12/31/2011...........  $ 8.58166    $ 8.22731             0
   01/01/2012 to 12/31/2012...........  $ 8.22731    $ 9.40178             0
   01/01/2013 to 12/31/2013...........  $ 9.40178    $11.88387             0
   01/01/2014 to 12/31/2014...........  $11.88387    $12.44757             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93941    $10.40395            0
   01/01/2007 to 12/31/2007...........  $10.40395    $10.97374            0
   01/01/2008 to 12/31/2008...........  $10.97374    $ 6.35637            0
   01/01/2009 to 12/31/2009...........  $ 6.35637    $ 9.50196            0
   01/01/2010 to 12/31/2010...........  $ 9.50196    $10.72546            0
   01/01/2011 to 12/31/2011...........  $10.72546    $10.27681            0
   01/01/2012 to 12/31/2012...........  $10.27681    $11.77710            0
   01/01/2013 to 12/31/2013...........  $11.77710    $16.53249            0
   01/01/2014 to 12/31/2014...........  $16.53249    $17.45817            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.66737    $13.15868            0
   01/01/2007 to 12/31/2007...........  $13.15868    $18.01835            0
   01/01/2008 to 12/31/2008...........  $18.01835    $ 8.78274            0
   01/01/2009 to 12/31/2009...........  $ 8.78274    $12.78441            0
   01/01/2010 to 12/31/2010...........  $12.78441    $15.00925            0
   01/01/2011 to 12/31/2011...........  $15.00925    $12.44682            0
   01/01/2012 to 12/31/2012...........  $12.44682    $12.56960            0
   01/01/2013 to 12/31/2013...........  $12.56960    $14.13536            0
   01/01/2014 to 12/31/2014...........  $14.13536    $12.62504            0
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.48076    $ 9.71544            0
   01/01/2007 to 12/31/2007...........  $ 9.71544    $10.38123            0
   01/01/2008 to 12/31/2008...........  $10.38123    $ 9.87172            0
   01/01/2009 to 12/31/2009...........  $ 9.87172    $10.78731            0
   01/01/2010 to 12/31/2010...........  $10.78731    $11.11776            0
   01/01/2011 to 12/31/2011...........  $11.11776    $11.28339            0
   01/01/2012 to 12/31/2012...........  $11.28339    $11.57172            0
   01/01/2013 to 12/31/2013...........  $11.57172    $10.85518            0
   01/01/2014 to 12/31/2014...........  $10.85518    $10.63890            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60755    $11.26518            0
   01/01/2007 to 12/31/2007...........  $11.26518    $12.02763            0
   01/01/2008 to 12/31/2008...........  $12.02763    $ 6.76059            0
   01/01/2009 to 12/31/2009...........  $ 6.76059    $ 8.46271            0
   01/01/2010 to 12/31/2010...........  $ 8.46271    $ 9.45557            0
   01/01/2011 to 12/31/2011...........  $ 9.45557    $ 8.89776       13,740
   01/01/2012 to 12/31/2012...........  $ 8.89776    $ 9.62642       14,109
   01/01/2013 to 12/31/2013...........  $ 9.62642    $11.30623      216,699
   01/01/2014 to 12/31/2014...........  $11.30623    $11.62627      272,987
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99789    $ 9.96843            0
   01/01/2008 to 12/31/2008...........  $ 9.96843    $ 9.20943            0
   01/01/2009 to 12/31/2009...........  $ 9.20943    $10.02000            0
   01/01/2010 to 12/31/2010...........  $10.02000    $10.52764            0
   01/01/2011 to 12/31/2011...........  $10.52764    $10.87967            0
   01/01/2012 to 12/31/2012...........  $10.87967    $11.43628            0
   01/01/2013 to 12/31/2013...........  $11.43628    $10.98006            0
   01/01/2014 to 12/31/2014...........  $10.98006    $11.47202            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07786    $ 6.60266        8,993
   01/01/2009 to 12/31/2009...........  $ 6.60266    $ 8.37009       16,855
   01/01/2010 to 12/31/2010...........  $ 8.37009    $ 8.99346       28,325
   01/01/2011 to 12/31/2011...........  $ 8.99346    $ 8.61933       42,650
   01/01/2012 to 09/21/2012...........  $ 8.61933    $ 9.59327            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08874    $ 7.62474           0
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.03424           0
   01/01/2010 to 12/31/2010...........  $ 9.03424    $10.33411           0
   01/01/2011 to 12/31/2011...........  $10.33411    $10.77243           0
   01/01/2012 to 12/31/2012...........  $10.77243    $11.63897           0
   01/01/2013 to 12/31/2013...........  $11.63897    $14.57162           0
   01/01/2014 to 12/31/2014...........  $14.57162    $15.65488           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26776    $ 6.99943           0
   01/01/2009 to 12/31/2009...........  $ 6.99943    $ 8.92347           0
   01/01/2010 to 12/31/2010...........  $ 8.92347    $10.55787           0
   01/01/2011 to 12/31/2011...........  $10.55787    $10.85662           0
   01/01/2012 to 12/31/2012...........  $10.85662    $12.91934           0
   01/01/2013 to 12/31/2013...........  $12.91934    $17.61232           0
   01/01/2014 to 12/31/2014...........  $17.61232    $19.30503           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38545    $ 5.23966           0
   01/01/2009 to 12/31/2009...........  $ 5.23966    $ 5.87327           0
   01/01/2010 to 12/31/2010...........  $ 5.87327    $ 6.35017           0
   01/01/2011 to 12/31/2011...........  $ 6.35017    $ 5.33326           0
   01/01/2012 to 12/31/2012...........  $ 5.33326    $ 6.48325           0
   01/01/2013 to 12/31/2013...........  $ 6.48325    $ 8.34604           0
   01/01/2014 to 12/31/2014...........  $ 8.34604    $ 9.18526           0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15167    $ 8.28538           0
   01/01/2009 to 12/31/2009...........  $ 8.28538    $ 9.65467           0
   01/01/2010 to 12/31/2010...........  $ 9.65467    $ 9.67767           0
   01/01/2011 to 12/31/2011...........  $ 9.67767    $10.38680           0
   01/01/2012 to 12/31/2012...........  $10.38680    $11.88503           0
   01/01/2013 to 12/31/2013...........  $11.88503    $16.18963           0
   01/01/2014 to 12/31/2014...........  $16.18963    $19.51911           0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16518    $ 6.05952           0
   01/01/2009 to 12/31/2009...........  $ 6.05952    $ 7.32920           0
   01/01/2010 to 12/31/2010...........  $ 7.32920    $ 8.84011           0
   01/01/2011 to 12/31/2011...........  $ 8.84011    $ 8.46264           0
   01/01/2012 to 12/31/2012...........  $ 8.46264    $ 9.55084           0
   01/01/2013 to 12/31/2013...........  $ 9.55084    $12.86380           0
   01/01/2014 to 12/31/2014...........  $12.86380    $13.23693           0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11041    $ 6.67544           0
   01/01/2009 to 12/31/2009...........  $ 6.67544    $ 8.44082           0
   01/01/2010 to 12/31/2010...........  $ 8.44082    $ 9.31162           0
   01/01/2011 to 12/31/2011...........  $ 9.31162    $ 9.36011           0
   01/01/2012 to 12/31/2012...........  $ 9.36011    $10.28272           0
   01/01/2013 to 12/31/2013...........  $10.28272    $13.09554           0
   01/01/2014 to 12/31/2014...........  $13.09554    $14.41370           0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24119    $ 6.23331           0
   01/01/2009 to 12/31/2009...........  $ 6.23331    $ 7.25798           0
   01/01/2010 to 12/31/2010...........  $ 7.25798    $ 7.98625           0
   01/01/2011 to 12/31/2011...........  $ 7.98625    $ 7.68458           0
   01/01/2012 to 12/31/2012...........  $ 7.68458    $ 8.64434           0
   01/01/2013 to 12/31/2013...........  $ 8.64434    $10.94390           0
   01/01/2014 to 12/31/2014...........  $10.94390    $11.78374       2,426

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07219    $ 6.16181         0
   01/01/2009 to 12/31/2009...........  $ 6.16181    $ 8.30678         0
   01/01/2010 to 12/31/2010...........  $ 8.30678    $10.39723         0
   01/01/2011 to 12/31/2011...........  $10.39723    $ 9.84090         0
   01/01/2012 to 12/31/2012...........  $ 9.84090    $11.06623         0
   01/01/2013 to 12/31/2013...........  $11.06623    $14.07819         0
   01/01/2014 to 12/31/2014...........  $14.07819    $14.52976         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18816    $ 6.42458         0
   01/01/2009 to 12/31/2009...........  $ 6.42458    $ 8.19475         0
   01/01/2010 to 12/31/2010...........  $ 8.19475    $ 9.62061         0
   01/01/2011 to 12/31/2011...........  $ 9.62061    $ 9.00918         0
   01/01/2012 to 12/31/2012...........  $ 9.00918    $10.23496         0
   01/01/2013 to 12/31/2013...........  $10.23496    $13.18371         0
   01/01/2014 to 12/31/2014...........  $13.18371    $14.15840         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25866    $ 5.48418         0
   01/01/2009 to 12/31/2009...........  $ 5.48418    $ 6.83636         0
   01/01/2010 to 12/31/2010...........  $ 6.83636    $ 8.30850         0
   01/01/2011 to 12/31/2011...........  $ 8.30850    $ 8.48300         0
   01/01/2012 to 12/31/2012...........  $ 8.48300    $ 9.68740         0
   01/01/2013 to 12/31/2013...........  $ 9.68740    $ 9.45055         0
   01/01/2014 to 12/31/2014...........  $ 9.45055    $11.51553         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11331    $ 6.76798         0
   01/01/2009 to 12/31/2009...........  $ 6.76798    $ 8.32259         0
   01/01/2010 to 12/31/2010...........  $ 8.32259    $10.19851         0
   01/01/2011 to 12/31/2011...........  $10.19851    $10.06782         0
   01/01/2012 to 12/31/2012...........  $10.06782    $11.03698         0
   01/01/2013 to 12/31/2013...........  $11.03698    $15.10618         0
   01/01/2014 to 12/31/2014...........  $15.10618    $15.04321         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22831    $ 7.13514         0
   01/01/2009 to 12/31/2009...........  $ 7.13514    $ 8.37312         0
   01/01/2010 to 12/31/2010...........  $ 8.37312    $ 9.96486         0
   01/01/2011 to 12/31/2011...........  $ 9.96486    $ 9.31430         0
   01/01/2012 to 12/31/2012...........  $ 9.31430    $10.54444         0
   01/01/2013 to 12/31/2013...........  $10.54444    $14.14945         0
   01/01/2014 to 12/31/2014...........  $14.14945    $14.59263         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27788    $ 7.22415         0
   01/01/2009 to 12/31/2009...........  $ 7.22415    $ 7.55643         0
   01/01/2010 to 12/31/2010...........  $ 7.55643    $ 8.52047         0
   01/01/2011 to 12/31/2011...........  $ 8.52047    $ 8.46005         0
   01/01/2012 to 12/31/2012...........  $ 8.46005    $ 9.60712         0
   01/01/2013 to 12/31/2013...........  $ 9.60712    $10.49380         0
   01/01/2014 to 12/31/2014...........  $10.49380    $10.28561         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09834    $ 7.17118         0
   01/01/2009 to 12/31/2009...........  $ 7.17118    $ 7.73976         0
   01/01/2010 to 12/31/2010...........  $ 7.73976    $ 7.99261         0
   01/01/2011 to 12/31/2011...........  $ 7.99261    $ 9.15468         0
   01/01/2012 to 12/31/2012...........  $ 9.15468    $ 8.93472         0
   01/01/2013 to 12/31/2013...........  $ 8.93472    $ 9.86768         0
   01/01/2014 to 12/31/2014...........  $ 9.86768    $12.10716         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
   01/01/2013 to 12/31/2013...........  $10.79903    $11.75851      169,163
   01/01/2014 to 12/31/2014...........  $11.75851    $12.08662      230,801
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
   01/01/2013 to 12/31/2013...........  $11.81435    $13.63409      158,790
   01/01/2014 to 12/31/2014...........  $13.63409    $14.32368      180,239
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
   01/01/2013 to 12/31/2013...........  $11.33645    $13.20498      566,259
   01/01/2014 to 12/31/2014...........  $13.20498    $13.92690      843,587
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
   01/01/2013 to 12/31/2013...........  $10.20156    $11.19672            0
   01/01/2014 to 12/31/2014...........  $11.19672    $11.62858            0
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.54820            0
   01/01/2014 to 12/31/2014...........  $10.54820    $10.81738            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
   01/01/2013 to 12/31/2013...........  $12.12874    $15.78294        5,326
   01/01/2014 to 12/31/2014...........  $15.78294    $17.23085        6,482

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759
   01/01/2013 to 12/31/2013...........  $10.74833    $13.05551      147,135
   01/01/2014 to 12/31/2014...........  $13.05551    $13.83039      261,580
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99918    $11.72984            0
   01/01/2014 to 12/31/2014...........  $11.72984    $13.19431            0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
   01/01/2013 to 12/31/2013...........  $10.07765    $10.29050       28,693
   01/01/2014 to 12/31/2014...........  $10.29050    $13.33818       33,765
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $ 9.73366            0
   01/01/2014 to 12/31/2014...........  $ 9.73366    $10.12900            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
   01/01/2013 to 12/31/2013...........  $10.36217    $11.77393      141,532
   01/01/2014 to 12/31/2014...........  $11.77393    $12.02477      146,745
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
   01/01/2013 to 12/31/2013...........  $11.03284    $13.02361       48,832
   01/01/2014 to 12/31/2014...........  $13.02361    $13.63207       78,552
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
   01/01/2013 to 12/31/2013...........  $10.79695    $13.30615       44,057
   01/01/2014 to 12/31/2014...........  $13.30615    $13.59311       39,882
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.86599            0
   01/01/2014 to 12/31/2014...........  $10.86599    $11.03376            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
   01/01/2013 to 12/31/2013...........  $11.52315    $11.90508        5,835
   01/01/2014 to 12/31/2014...........  $11.90508    $13.42844        9,633
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645
   01/01/2013 to 12/31/2013...........  $12.42563    $15.96125       24,620
   01/01/2014 to 02/07/2014...........  $15.96125    $15.71317            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
   01/01/2013 to 12/31/2013...........  $ 9.11684    $12.05440       27,352
   01/01/2014 to 12/31/2014...........  $12.05440    $13.50241       43,345
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
   01/01/2013 to 12/31/2013...........  $14.14015    $18.50694       16,778
   01/01/2014 to 12/31/2014...........  $18.50694    $20.43596       21,586
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
   01/01/2013 to 12/31/2013...........  $11.09154    $12.06017       27,028
   01/01/2014 to 12/31/2014...........  $12.06017    $12.42331       62,516
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
   01/01/2013 to 12/31/2013...........  $13.87726    $19.07270       10,593
   01/01/2014 to 12/31/2014...........  $19.07270    $20.24314       14,911

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114
   01/01/2013 to 12/31/2013...........  $ 9.12709    $12.16608       25,451
   01/01/2014 to 12/31/2014...........  $12.16608    $12.23327       30,161
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
   01/01/2013 to 12/31/2013...........  $12.76194    $13.54280       47,007
   01/01/2014 to 12/31/2014...........  $13.54280    $13.75166       62,152
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321
   01/01/2013 to 12/31/2013...........  $ 9.26557    $10.92201       15,690
   01/01/2014 to 12/31/2014...........  $10.92201    $10.21646       15,533
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
   01/01/2013 to 12/31/2013...........  $ 9.18156    $10.86035        7,431
   01/01/2014 to 12/31/2014...........  $10.86035    $10.03208        9,404
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647
   01/01/2013 to 12/31/2013...........  $11.22134    $12.91910       27,963
   01/01/2014 to 12/31/2014...........  $12.91910    $13.60521       34,332
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
   01/01/2013 to 12/31/2013...........  $ 9.87658    $11.28094       28,745
   01/01/2014 to 12/31/2014...........  $11.28094    $10.45830       71,525

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
   01/01/2013 to 12/31/2013...........  $11.58947    $12.74066       67,156
   01/01/2014 to 12/31/2014...........  $12.74066    $13.30181       88,614
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
   01/01/2013 to 12/31/2013...........  $12.90295    $17.43738        5,435
   01/01/2014 to 12/31/2014...........  $17.43738    $18.90555        8,490
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
   01/01/2013 to 12/31/2013...........  $ 8.29561    $11.48738       31,898
   01/01/2014 to 12/31/2014...........  $11.48738    $12.93708       42,358
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
   01/01/2013 to 12/31/2013...........  $10.63120    $14.37959       35,153
   01/01/2014 to 12/31/2014...........  $14.37959    $15.74482       73,599
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961
   01/01/2013 to 12/31/2013...........  $13.42818    $13.02931       83,091
   01/01/2014 to 12/31/2014...........  $13.02931    $13.72449       85,991
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
   01/01/2013 to 12/31/2013...........  $12.08368    $15.27018       35,474
   01/01/2014 to 12/31/2014...........  $15.27018    $15.66783       48,968

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
   01/01/2013 to 12/31/2013...........  $11.46400    $15.51686       16,702
   01/01/2014 to 12/31/2014...........  $15.51686    $16.70138       32,940
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0
   01/01/2013 to 12/31/2013...........  $10.22213    $13.61300            0
   01/01/2014 to 12/31/2014...........  $13.61300    $14.85534            0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
   01/01/2013 to 12/31/2013...........  $11.68256    $15.31633        5,233
   01/01/2014 to 12/31/2014...........  $15.31633    $17.43481        8,434
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
   01/01/2013 to 12/31/2013...........  $10.07626    $ 9.97714      122,291
   01/01/2014 to 12/31/2014...........  $ 9.97714    $ 9.87852      250,708
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
   01/01/2013 to 12/31/2013...........  $11.17393    $15.71072       36,628
   01/01/2014 to 12/31/2014...........  $15.71072    $17.77178       44,348
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652
   01/01/2013 to 12/31/2013...........  $12.19821    $16.01598       17,613
   01/01/2014 to 12/31/2014...........  $16.01598    $17.11635       24,756
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
   01/01/2013 to 12/31/2013...........  $10.37057    $12.20998        8,126
   01/01/2014 to 12/31/2014...........  $12.20998    $12.71038       13,083
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295
   01/01/2013 to 12/31/2013...........  $10.28504    $10.20593       18,822
   01/01/2014 to 12/31/2014...........  $10.20593    $ 9.63174       22,153
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
   01/01/2013 to 12/31/2013...........  $12.35443    $11.96593       61,513
   01/01/2014 to 12/31/2014...........  $11.96593    $11.83586       56,087
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
   01/01/2013 to 12/31/2013...........  $13.90489    $13.51422      157,940
   01/01/2014 to 12/31/2014...........  $13.51422    $13.94662      156,494
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309
   01/01/2013 to 12/31/2013...........  $12.19226    $13.18351      433,397
   01/01/2014 to 12/31/2014...........  $13.18351    $13.80684      626,045
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
   01/01/2013 to 12/31/2013...........  $10.02421    $11.61472       94,352
   01/01/2014 to 12/31/2014...........  $11.61472    $12.55744      195,413
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
   01/01/2013 to 12/31/2013...........  $10.41779    $13.65949        8,717
   01/01/2014 to 12/31/2014...........  $13.65949    $15.85219       20,322

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
   01/01/2013 to 12/31/2013...........  $10.01604    $12.13798       25,309
   01/01/2014 to 12/31/2014...........  $12.13798    $12.79898       15,325
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
   01/01/2013 to 12/31/2013...........  $10.60403    $11.80510       62,149
   01/01/2014 to 12/31/2014...........  $11.80510    $12.28896       69,809
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
   01/01/2013 to 12/31/2013...........  $10.60940    $12.40140       76,556
   01/01/2014 to 12/31/2014...........  $12.40140    $12.94564      113,063
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234
   01/01/2013 to 12/31/2013...........  $11.04609    $12.51162       60,754
   01/01/2014 to 12/31/2014...........  $12.51162    $12.76388       78,261
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
   01/01/2013 to 12/31/2013...........  $10.65604    $14.85632       15,705
   01/01/2014 to 12/31/2014...........  $14.85632    $15.43593       19,852
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
   01/01/2013 to 12/31/2013...........  $13.13644    $17.58113       12,287
   01/01/2014 to 12/31/2014...........  $17.58113    $18.07191       13,769
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416
   01/01/2013 to 12/31/2013...........  $11.21832    $15.26149       17,249
   01/01/2014 to 12/31/2014...........  $15.26149    $15.90635       18,760

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
   01/01/2013 to 12/31/2013...........  $11.94592    $13.81861      463,674
   01/01/2014 to 12/31/2014...........  $13.81861    $14.48626      626,426
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
   01/01/2013 to 12/31/2013...........  $ 8.78643    $11.28190       43,112
   01/01/2014 to 12/31/2014...........  $11.28190    $12.00433      101,261
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
   01/01/2013 to 12/31/2013...........  $12.70117    $18.11188       40,364
   01/01/2014 to 12/31/2014...........  $18.11188    $19.42910       54,961
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869
   01/01/2013 to 12/31/2013...........  $10.52125    $12.01930       30,337
   01/01/2014 to 12/31/2014...........  $12.01930    $10.90540       40,792
AST TEMPLETON GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
   01/01/2013 to 12/31/2013...........  $12.93840    $12.32953       16,494
   01/01/2014 to 12/31/2014...........  $12.32953    $12.27550       29,219
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
   01/01/2013 to 12/31/2013...........  $ 9.56832    $11.41596       32,813
   01/01/2014 to 12/31/2014...........  $11.41596    $11.92516       51,705

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
   01/01/2013 to 12/31/2013...........  $12.39484    $12.08896       36,684
   01/01/2014 to 12/31/2014...........  $12.08896    $12.83064       48,572
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08917    $ 7.70553            0
   01/01/2009 to 12/31/2009...........  $ 7.70553    $ 9.27464            0
   01/01/2010 to 12/31/2010...........  $ 9.27464    $10.77702            0
   01/01/2011 to 12/31/2011...........  $10.77702    $11.41163            0
   01/01/2012 to 12/31/2012...........  $11.41163    $12.52542            0
   01/01/2013 to 12/31/2013...........  $12.52542    $15.92981            0
   01/01/2014 to 12/31/2014...........  $15.92981    $17.38524            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26818    $ 7.07373            0
   01/01/2009 to 12/31/2009...........  $ 7.07373    $ 9.16112            0
   01/01/2010 to 12/31/2010...........  $ 9.16112    $11.01058            0
   01/01/2011 to 12/31/2011...........  $11.01058    $11.50124            0
   01/01/2012 to 12/31/2012...........  $11.50124    $13.90370            0
   01/01/2013 to 12/31/2013...........  $13.90370    $19.25448            0
   01/01/2014 to 12/31/2014...........  $19.25448    $21.43942            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38588    $ 5.29555            0
   01/01/2009 to 12/31/2009...........  $ 5.29555    $ 6.03013            0
   01/01/2010 to 12/31/2010...........  $ 6.03013    $ 6.62309            0
   01/01/2011 to 12/31/2011...........  $ 6.62309    $ 5.65050            0
   01/01/2012 to 12/31/2012...........  $ 5.65050    $ 6.97796            0
   01/01/2013 to 12/31/2013...........  $ 6.97796    $ 9.12506            0
   01/01/2014 to 12/31/2014...........  $ 9.12506    $10.20171            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15210    $ 8.37319            0
   01/01/2009 to 12/31/2009...........  $ 8.37319    $ 9.91149            0
   01/01/2010 to 12/31/2010...........  $ 9.91149    $10.09243            0
   01/01/2011 to 12/31/2011...........  $10.09243    $11.00309            0
   01/01/2012 to 12/31/2012...........  $11.00309    $12.79004            0
   01/01/2013 to 12/31/2013...........  $12.79004    $17.69808            0
   01/01/2014 to 12/31/2014...........  $17.69808    $21.67562            0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16561    $ 6.12389            0
   01/01/2009 to 12/31/2009...........  $ 6.12389    $ 7.52435            0
   01/01/2010 to 12/31/2010...........  $ 7.52435    $ 9.21904            0
   01/01/2011 to 12/31/2011...........  $ 9.21904    $ 8.96504            0
   01/01/2012 to 12/31/2012...........  $ 8.96504    $10.27851            0
   01/01/2013 to 12/31/2013...........  $10.27851    $14.06311            0
   01/01/2014 to 12/31/2014...........  $14.06311    $14.70051            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11084    $ 6.74627         0
   01/01/2009 to 12/31/2009...........  $ 6.74627    $ 8.66550         0
   01/01/2010 to 12/31/2010...........  $ 8.66550    $ 9.71085         0
   01/01/2011 to 12/31/2011...........  $ 9.71085    $ 9.91574         0
   01/01/2012 to 12/31/2012...........  $ 9.91574    $11.06599         0
   01/01/2013 to 12/31/2013...........  $11.06599    $14.31622         0
   01/01/2014 to 12/31/2014...........  $14.31622    $16.00687         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24162    $ 6.29952         0
   01/01/2009 to 12/31/2009...........  $ 6.29952    $ 7.45124         0
   01/01/2010 to 12/31/2010...........  $ 7.45124    $ 8.32879         0
   01/01/2011 to 12/31/2011...........  $ 8.32879    $ 8.14102         0
   01/01/2012 to 12/31/2012...........  $ 8.14102    $ 9.30332         0
   01/01/2013 to 12/31/2013...........  $ 9.30332    $11.96473         0
   01/01/2014 to 12/31/2014...........  $11.96473    $13.08709         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07261    $ 6.22719         0
   01/01/2009 to 12/31/2009...........  $ 6.22719    $ 8.52806         0
   01/01/2010 to 12/31/2010...........  $ 8.52806    $10.84313         0
   01/01/2011 to 12/31/2011...........  $10.84313    $10.42521         0
   01/01/2012 to 12/31/2012...........  $10.42521    $11.90950         0
   01/01/2013 to 12/31/2013...........  $11.90950    $15.39102         0
   01/01/2014 to 12/31/2014...........  $15.39102    $16.13643         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18859    $ 6.49281         0
   01/01/2009 to 12/31/2009...........  $ 6.49281    $ 8.41316         0
   01/01/2010 to 12/31/2010...........  $ 8.41316    $10.03332         0
   01/01/2011 to 12/31/2011...........  $10.03332    $ 9.54428         0
   01/01/2012 to 12/31/2012...........  $ 9.54428    $11.01497         0
   01/01/2013 to 12/31/2013...........  $11.01497    $14.41314         0
   01/01/2014 to 12/31/2014...........  $14.41314    $15.72393         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25909    $ 5.54281         0
   01/01/2009 to 12/31/2009...........  $ 5.54281    $ 7.01899         0
   01/01/2010 to 12/31/2010...........  $ 7.01899    $ 8.66541         0
   01/01/2011 to 12/31/2011...........  $ 8.66541    $ 8.98727         0
   01/01/2012 to 12/31/2012...........  $ 8.98727    $10.42615         0
   01/01/2013 to 12/31/2013...........  $10.42615    $10.33250         0
   01/01/2014 to 12/31/2014...........  $10.33250    $12.78950         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11374    $ 6.83982         0
   01/01/2009 to 12/31/2009...........  $ 6.83982    $ 8.54439         0
   01/01/2010 to 12/31/2010...........  $ 8.54439    $10.63607         0
   01/01/2011 to 12/31/2011...........  $10.63607    $10.66582         0
   01/01/2012 to 12/31/2012...........  $10.66582    $11.87821         0
   01/01/2013 to 12/31/2013...........  $11.87821    $16.51483         0
   01/01/2014 to 12/31/2014...........  $16.51483    $16.70663         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22874    $ 7.21085         0
   01/01/2009 to 12/31/2009...........  $ 7.21085    $ 8.59614         0
   01/01/2010 to 12/31/2010...........  $ 8.59614    $10.39230         0
   01/01/2011 to 12/31/2011...........  $10.39230    $ 9.86744         0
   01/01/2012 to 12/31/2012...........  $ 9.86744    $11.34804         0
   01/01/2013 to 12/31/2013...........  $11.34804    $15.46868         0
   01/01/2014 to 12/31/2014...........  $15.46868    $16.20595         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27831    $ 7.30077         0
   01/01/2009 to 12/31/2009...........  $ 7.30077    $ 7.75761         0
   01/01/2010 to 12/31/2010...........  $ 7.75761    $ 8.88561         0
   01/01/2011 to 12/31/2011...........  $ 8.88561    $ 8.96210         0
   01/01/2012 to 12/31/2012...........  $ 8.96210    $10.33883         0
   01/01/2013 to 12/31/2013...........  $10.33883    $11.47192         0
   01/01/2014 to 12/31/2014...........  $11.47192    $11.42258         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09876    $ 7.24721         0
   01/01/2009 to 12/31/2009...........  $ 7.24721    $ 7.94572         0
   01/01/2010 to 12/31/2010...........  $ 7.94572    $ 8.33515         0
   01/01/2011 to 12/31/2011...........  $ 8.33515    $ 9.69768         0
   01/01/2012 to 12/31/2012...........  $ 9.69768    $ 9.61503         0
   01/01/2013 to 12/31/2013...........  $ 9.61503    $10.78722         0
   01/01/2014 to 12/31/2014...........  $10.78722    $13.44496         0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10831    $ 7.87551     1,785,172
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124     1,640,143
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057     1,463,422
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836     1,384,234
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410     1,249,343
   01/01/2013 to 12/31/2013...........  $11.14410    $12.02719     1,037,203
   01/01/2014 to 12/31/2014...........  $12.02719    $12.25357     1,036,626
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93306    $ 7.87680       484,130
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519       535,791
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553       434,823
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481       440,297
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762       455,812
   01/01/2013 to 12/31/2013...........  $11.92762    $13.64323       355,779
   01/01/2014 to 12/31/2014...........  $13.64323    $14.20668       390,450
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.74929    $ 7.42411         5,613
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067        50,696
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667        33,967
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413        25,398
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.12432    $ 8.14626       780,685
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682       900,823
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424       694,237
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238       651,831
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514       606,123
   01/01/2013 to 12/31/2013...........  $11.62514    $13.42168       540,329
   01/01/2014 to 12/31/2014...........  $13.42168    $14.03040       479,010
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301        76,140
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053        77,501
   01/01/2013 to 12/31/2013...........  $10.05053    $10.93367        74,622
   01/01/2014 to 12/31/2014...........  $10.93367    $11.25504        62,910
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $10.48449             0
   01/01/2014 to 12/31/2014...........  $10.48449    $10.65715             0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189             0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992             0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263             0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539             0
   01/01/2013 to 12/31/2013...........  $11.18539    $10.90130             0
   01/01/2014 to 12/31/2014...........  $10.90130    $10.74753             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740       908,730
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       916,869
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943       638,577
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663       417,534
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125       309,874
   01/01/2013 to 12/31/2013...........  $13.99125    $13.29882       240,935
   01/01/2014 to 12/31/2014...........  $13.29882    $13.39820       221,283
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626       612,585
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660       502,389
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397       373,713
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798       248,886
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708       157,119
   01/01/2013 to 12/31/2013...........  $14.15708    $13.22184       124,785
   01/01/2014 to 12/31/2014...........  $13.22184    $13.52858       119,007
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306        52,681
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023       528,085
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       101,117
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417         9,380
   01/01/2013 to 12/31/2013...........  $11.71417    $10.74672             0
   01/01/2014 to 12/31/2014...........  $10.74672    $11.19591             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110       778,013
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       542,945
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130        65,573
   01/01/2013 to 12/31/2013...........  $13.61130    $12.42241             0
   01/01/2014 to 12/31/2014...........  $12.42241    $13.12714             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256       796,652
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       808,569
   01/01/2013 to 12/31/2013...........  $12.47759    $11.05160        53,913
   01/01/2014 to 12/31/2014...........  $11.05160    $11.97007        50,596
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215       645,445
   01/01/2013 to 12/31/2013...........  $10.39215    $ 9.15827     1,789,579
   01/01/2014 to 12/31/2014...........  $ 9.15827    $10.12164       731,314
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99897    $ 8.74369     1,232,761
   01/01/2014 to 12/31/2014...........  $ 8.74369    $ 9.83272       732,327
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99897    $11.29546       491,888
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744             0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224             0
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596             0
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636             0
   01/01/2013 to 12/31/2013...........  $11.79636    $15.21484             0
   01/01/2014 to 12/31/2014...........  $15.21484    $16.46394             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20053    $ 7.67349     2,229,727
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787     2,245,693
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081     2,023,526
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525     1,946,932
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171     1,857,703
   01/01/2013 to 12/31/2013...........  $11.22171    $13.51022     1,643,119
   01/01/2014 to 12/31/2014...........  $13.51022    $14.18572     1,688,117

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99845    $11.64134            0
   01/01/2014 to 12/31/2014...........  $11.64134    $12.97911            0
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.67848    $ 8.05893        9,851
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374        8,691
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        3,507
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398        3,870
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270        5,097
   01/01/2013 to 12/31/2013...........  $15.60270    $15.79154          984
   01/01/2014 to 12/31/2014...........  $15.79154    $20.28799        1,745
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.89974    $ 8.69104            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $ 9.67493       11,768
   01/01/2014 to 12/31/2014...........  $ 9.67493    $ 9.97893       10,859
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.73109    $ 7.23357      379,589
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176      378,198
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      341,078
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771      337,060
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497      285,270
   01/01/2013 to 12/31/2013...........  $10.35497    $11.66190      234,210
   01/01/2014 to 12/31/2014...........  $11.66190    $11.80502      220,377
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581       15,170
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773       61,566
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       36,229
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220       35,462
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502       41,888
   01/01/2013 to 12/31/2013...........  $10.58502    $12.38466       17,105
   01/01/2014 to 12/31/2014...........  $12.38466    $12.84883       42,162
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564       13,054
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228       86,013
   01/01/2013 to 12/31/2013...........  $10.73228    $13.10969       65,316
   01/01/2014 to 12/31/2014...........  $13.10969    $13.27400       55,383
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99845    $10.80048            0
   01/01/2014 to 12/31/2014...........  $10.80048    $10.87035          127
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747        2,748
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        2,393
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158          790
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        1,108
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        1,022
   01/01/2013 to 12/31/2013...........  $11.07650    $11.34251          273
   01/01/2014 to 12/31/2014...........  $11.34251    $12.68089          594
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.58981    $ 7.59977        3,911
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       10,548
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954        7,145
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664        3,942
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906        3,761
   01/01/2013 to 12/31/2013...........  $13.35906    $17.00888        1,347
   01/01/2014 to 02/07/2014...........  $17.00888    $16.72906            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27778    $ 7.08000        5,343
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       30,196
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       15,172
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626        7,106
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,872
   01/01/2013 to 12/31/2013...........  $ 9.98923    $13.09110        2,585
   01/01/2014 to 12/31/2014...........  $13.09110    $14.53422        3,992
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.64707    $ 7.49295        9,127
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       13,822
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365        7,756
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390        7,709
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       10,353
   01/01/2013 to 12/31/2013...........  $15.18202    $19.69518        4,195
   01/01/2014 to 12/31/2014...........  $19.69518    $21.55589        7,853
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464       49,973
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      113,191
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437       82,518
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640       80,266
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133       95,403
   01/01/2013 to 12/31/2013...........  $10.64133    $11.46849       23,556
   01/01/2014 to 12/31/2014...........  $11.46849    $11.70945       31,759
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187        5,133
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032        8,060
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873        5,086
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963        5,080
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932        5,571
   01/01/2013 to 12/31/2013...........  $13.33932    $18.17136        2,491
   01/01/2014 to 12/31/2014...........  $18.17136    $19.11607        3,937
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.85899    $ 7.80431        2,713
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722        4,853
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424        4,901
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979        5,672
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104        5,536
   01/01/2013 to 12/31/2013...........  $10.86104    $14.34953        1,701
   01/01/2014 to 12/31/2014...........  $14.34953    $14.30135        3,467
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.60336    $ 7.82946        1,151
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539       49,084
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106       33,309
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628       21,046
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633       24,311
   01/01/2013 to 12/31/2013...........  $13.12633    $13.80651       11,540
   01/01/2014 to 12/31/2014...........  $13.80651    $13.89564       19,104
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02859    $ 6.04263        1,782
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       13,561
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442        7,898
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310        8,637
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880        8,392
   01/01/2013 to 12/31/2013...........  $ 9.09880    $10.63067        2,961
   01/01/2014 to 12/31/2014...........  $10.63067    $ 9.85596        5,345

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20103    $ 6.89463       10,844
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960       22,418
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       16,474
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       16,303
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       15,360
   01/01/2013 to 12/31/2013...........  $ 9.45839    $11.08897        5,818
   01/01/2014 to 12/31/2014...........  $11.08897    $10.15269       11,324
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068       24,477
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915       14,887
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222       11,223
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915       16,098
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214       13,637
   01/01/2013 to 12/31/2013...........  $15.07214    $14.32043       13,734
   01/01/2014 to 12/31/2014...........  $14.32043    $14.99915       14,274
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925       38,557
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       99,298
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       78,485
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       61,451
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       59,132
   01/01/2013 to 12/31/2013...........  $10.76599    $12.28543       20,383
   01/01/2014 to 12/31/2014...........  $12.28543    $12.82372       53,243
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49570    $ 7.91534        6,935
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484        9,198
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084        6,600
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724        7,745
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        9,100
   01/01/2013 to 12/31/2013...........  $11.84030    $13.40435        2,317
   01/01/2014 to 12/31/2014...........  $13.40435    $12.31706        5,084
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.84545    $ 9.35251      273,549
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913      328,421
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468      251,199
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212      252,094
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601      248,049
   01/01/2013 to 12/31/2013...........  $12.60601    $13.73586      186,683
   01/01/2014 to 12/31/2014...........  $13.73586    $14.21417      215,741
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842        1,490
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
   01/01/2013 to 12/31/2013...........  $12.54958    $16.81014            0
   01/01/2014 to 12/31/2014...........  $16.81014    $18.06453            0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02952    $ 6.69520        1,581
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       14,755
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,313
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        8,564
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903        8,999
   01/01/2013 to 12/31/2013...........  $ 9.39903    $12.90063        4,242
   01/01/2014 to 12/31/2014...........  $12.90063    $14.40039        6,575

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.61993    $ 7.14281       15,581
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       56,039
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       33,904
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,708
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       28,171
   01/01/2013 to 12/31/2013...........  $11.45130    $15.35214       12,432
   01/01/2014 to 12/31/2014...........  $15.35214    $16.66134       23,526
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.89281    $ 8.38953        2,464
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        2,690
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        4,006
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        1,519
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        1,530
   01/01/2013 to 12/31/2013...........  $13.86283    $13.33228          381
   01/01/2014 to 12/31/2014...........  $13.33228    $13.91962          868
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49646    $ 8.87094        3,583
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        7,611
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852        5,988
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        4,538
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384        3,848
   01/01/2013 to 12/31/2013...........  $14.45384    $18.10409        1,453
   01/01/2014 to 12/31/2014...........  $18.10409    $18.41149        2,315
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.92868    $ 8.15973        3,727
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        8,768
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        6,989
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        5,292
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        6,391
   01/01/2013 to 12/31/2013...........  $12.34872    $16.56683        2,626
   01/01/2014 to 12/31/2014...........  $16.56683    $17.67384        4,935
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0
   01/01/2013 to 12/31/2013...........  $10.18849    $13.44856            0
   01/01/2014 to 12/31/2014...........  $13.44856    $14.54628            0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81273    $ 7.09254        1,439
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687       28,148
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633       16,543
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083       11,234
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074       14,257
   01/01/2013 to 12/31/2013...........  $12.91074    $16.77719        6,841
   01/01/2014 to 12/31/2014...........  $16.77719    $18.92898       10,966
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.51356    $10.55683       94,326
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554       54,281
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444       18,279
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685       16,458
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027       13,241
   01/01/2013 to 12/31/2013...........  $ 9.82027    $ 9.63721          991
   01/01/2014 to 12/31/2014...........  $ 9.63721    $ 9.45754        2,055

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.84041    $ 6.77336        2,956
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       17,896
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       14,503
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,103
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       12,217
   01/01/2013 to 12/31/2013...........  $12.45694    $17.36010        5,910
   01/01/2014 to 12/31/2014...........  $17.36010    $19.46415        9,441
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
   01/01/2013 to 12/31/2013...........  $10.36040    $ 9.87920            0
   01/01/2014 to 12/31/2014...........  $ 9.87920    $10.19441            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.39894    $ 8.46708       14,630
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443       42,729
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848       28,666
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037       20,588
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812       23,979
   01/01/2013 to 12/31/2013...........  $14.98812    $19.50534       11,680
   01/01/2014 to 12/31/2014...........  $19.50534    $20.66130       18,895
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00676    $ 7.14915        4,676
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       16,244
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       12,972
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       33,604
   01/01/2013 to 12/31/2013...........  $10.30845    $12.02970       16,474
   01/01/2014 to 12/31/2014...........  $12.02970    $12.41205       27,101
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843        1,933
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       16,312
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854        5,348
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304        3,318
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663        4,708
   01/01/2013 to 12/31/2013...........  $ 9.88663    $ 9.72394          710
   01/01/2014 to 12/31/2014...........  $ 9.72394    $ 9.09576        1,663
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01299    $10.63495       19,268
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428       41,221
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999       18,507
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036       19,340
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290       19,762
   01/01/2013 to 12/31/2013...........  $12.09290    $11.60948          422
   01/01/2014 to 12/31/2014...........  $11.60948    $11.38187          693
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.21660    $10.48811       31,330
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359       31,097
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844       20,172
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777       21,424
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245       21,874
   01/01/2013 to 12/31/2013...........  $13.77245    $13.26724        3,916
   01/01/2014 to 12/31/2014...........  $13.26724    $13.57074        9,526

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.09607    $ 8.96271      449,801
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805      571,094
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      532,128
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      569,993
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      539,869
   01/01/2013 to 12/31/2013...........  $12.29917    $13.18173      476,198
   01/01/2014 to 12/31/2014...........  $13.18173    $13.68306      453,085
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
   01/01/2013 to 12/31/2013...........  $10.58122    $10.14377            0
   01/01/2014 to 12/31/2014...........  $10.14377    $10.55797            0
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.65883    $ 6.65616      642,820
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      589,986
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      493,311
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      472,345
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      433,588
   01/01/2013 to 12/31/2013...........  $ 9.80252    $11.25762      368,837
   01/01/2014 to 12/31/2014...........  $11.25762    $12.06381      401,923
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.56943    $ 6.91030        5,311
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135       10,516
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751        4,285
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038        4,080
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111        4,718
   01/01/2013 to 12/31/2013...........  $11.04111    $14.34896        2,347
   01/01/2014 to 12/31/2014...........  $14.34896    $16.50528        2,632
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0
   01/01/2013 to 12/31/2013...........  $ 9.86852    $11.85371            0
   01/01/2014 to 12/31/2014...........  $11.85371    $12.38895            0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582       41,079
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278       91,896
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608       50,495
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046       54,420
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351       57,843
   01/01/2013 to 12/31/2013...........  $10.17351    $11.22577       25,721
   01/01/2014 to 12/31/2014...........  $11.22577    $11.58269       43,913
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783       24,912
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       51,339
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197       31,889
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898       31,999
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832       32,967
   01/01/2013 to 12/31/2013...........  $10.17832    $11.79258       22,243
   01/01/2014 to 12/31/2014...........  $11.79258    $12.20139       44,352
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18601    $ 8.11373       62,844
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       69,894
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210       55,900
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553       57,513
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210       52,320
   01/01/2013 to 12/31/2013...........  $11.51210    $12.92428       29,938
   01/01/2014 to 12/31/2014...........  $12.92428    $13.06839       43,167

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.80129    $ 7.25607        1,509
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657        5,695
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759        4,281
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,701
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       16,108
   01/01/2013 to 12/31/2013...........  $12.34599    $17.06049        8,268
   01/01/2014 to 12/31/2014...........  $17.06049    $17.56956       13,198
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.33134    $ 6.63894        2,891
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        7,195
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        5,573
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        5,908
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        5,867
   01/01/2013 to 12/31/2013...........  $12.49402    $16.57375        2,578
   01/01/2014 to 12/31/2014...........  $16.57375    $16.88587        4,657
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.79054    $ 7.99717        1,428
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698       49,384
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368       32,174
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136       21,942
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554       26,348
   01/01/2013 to 12/31/2013...........  $13.18554    $17.77929       12,595
   01/01/2014 to 12/31/2014...........  $17.77929    $18.36690       20,189
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.34710    $ 8.65127      350,657
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      325,608
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      283,411
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      276,802
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      244,233
   01/01/2013 to 12/31/2013...........  $12.85936    $14.74391      195,852
   01/01/2014 to 12/31/2014...........  $14.74391    $15.31972      213,500
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81608    $ 6.61400        1,700
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515        9,760
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968        6,217
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982        5,409
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807        5,686
   01/01/2013 to 12/31/2013...........  $ 9.91807    $12.62254        2,050
   01/01/2014 to 12/31/2014...........  $12.62254    $13.31219        4,488
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.90428    $ 6.47415       12,329
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       29,435
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       16,781
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       12,712
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       10,860
   01/01/2013 to 12/31/2013...........  $12.32839    $17.42511        5,552
   01/01/2014 to 12/31/2014...........  $17.42511    $18.52728        8,365
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.53744    $ 9.01490       30,349
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       89,197
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       60,070
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       42,405
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       51,693
   01/01/2013 to 12/31/2013...........  $13.26007    $15.01427       20,011
   01/01/2014 to 12/31/2014...........  $15.01427    $13.50228       37,408

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83239    $10.13233        6,502
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        5,761
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        3,971
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        3,893
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        4,144
   01/01/2013 to 12/31/2013...........  $12.20681    $11.52960          558
   01/01/2014 to 12/31/2014...........  $11.52960    $11.37747        1,194
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.07056    $ 6.90477       69,425
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257      141,530
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       88,029
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       79,563
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       87,625
   01/01/2013 to 12/31/2013...........  $10.10482    $11.94966       45,418
   01/01/2014 to 12/31/2014...........  $11.94966    $12.37239       94,329
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23145    $ 9.28052        9,674
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667        2,874
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520        1,992
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085        1,955
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431        2,190
   01/01/2013 to 12/31/2013...........  $11.84431    $11.44990          896
   01/01/2014 to 12/31/2014...........  $11.44990    $12.04510        1,650
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       45,571
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640       95,074
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945       88,928
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880       87,969
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.05%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.05%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96979    $10.52176       830,438
   01/01/2007 to 12/31/2007...........  $10.52176    $11.25870     2,543,454
   01/01/2008 to 12/31/2008...........  $11.25870    $ 7.52065     4,290,790
   01/01/2009 to 12/31/2009...........  $ 7.52065    $ 9.16461     6,403,388
   01/01/2010 to 12/31/2010...........  $ 9.16461    $10.05503     6,481,639
   01/01/2011 to 12/31/2011...........  $10.05503    $ 9.59133     5,215,981
   01/01/2012 to 12/31/2012...........  $ 9.59133    $10.57941     5,453,100
   01/01/2013 to 12/31/2013...........  $10.57941    $11.40088     5,272,579
   01/01/2014 to 12/31/2014...........  $11.40088    $11.59844     4,828,769
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98851    $10.46548       246,133
   01/01/2007 to 12/31/2007...........  $10.46548    $11.22908       451,141
   01/01/2008 to 12/31/2008...........  $11.22908    $ 7.72388     1,193,763
   01/01/2009 to 12/31/2009...........  $ 7.72388    $ 9.55169     2,392,702
   01/01/2010 to 12/31/2010...........  $ 9.55169    $10.64273     2,509,896
   01/01/2011 to 12/31/2011...........  $10.64273    $10.44088     1,976,971
   01/01/2012 to 12/31/2012...........  $10.44088    $11.62737     2,134,048
   01/01/2013 to 12/31/2013...........  $11.62737    $13.28030     2,280,593
   01/01/2014 to 12/31/2014...........  $13.28030    $13.80833     2,077,002
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98414    $10.99891        21,491
   01/01/2007 to 12/31/2007...........  $10.99891    $10.76521        50,360
   01/01/2008 to 12/31/2008...........  $10.76521    $ 6.88354        51,088
   01/01/2009 to 12/31/2009...........  $ 6.88354    $ 7.94405        56,131
   01/01/2010 to 12/31/2010...........  $ 7.94405    $ 8.86235        55,174
   01/01/2011 to 12/31/2011...........  $ 8.86235    $ 8.99478        72,443
   01/01/2012 to 05/04/2012...........  $ 8.99478    $ 9.76106             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97919    $10.47828       398,107
   01/01/2007 to 12/31/2007...........  $10.47828    $11.19855     1,045,566
   01/01/2008 to 12/31/2008...........  $11.19855    $ 7.82382     3,006,296
   01/01/2009 to 12/31/2009...........  $ 7.82382    $ 9.45287     5,940,132
   01/01/2010 to 12/31/2010...........  $ 9.45287    $10.40364     6,021,508
   01/01/2011 to 12/31/2011...........  $10.40364    $10.07115     5,192,756
   01/01/2012 to 12/31/2012...........  $10.07115    $11.09968     5,454,823
   01/01/2013 to 12/31/2013...........  $11.09968    $12.79626     5,258,287
   01/01/2014 to 12/31/2014...........  $12.79626    $13.35694     5,074,259
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99833    $ 9.14439        11,718
   01/01/2012 to 12/31/2012...........  $ 9.14439    $10.02630        44,567
   01/01/2013 to 12/31/2013...........  $10.02630    $10.89118        42,302
   01/01/2014 to 12/31/2014...........  $10.89118    $11.19488        62,311
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99833    $10.47405        17,056
   01/01/2014 to 12/31/2014...........  $10.47405    $10.63084        57,708

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93822    $ 9.61299            0
   01/01/2010 to 12/31/2010...........  $ 9.61299    $10.41615            0
   01/01/2011 to 12/31/2011...........  $10.41615    $11.19107            0
   01/01/2012 to 12/31/2012...........  $11.19107    $11.42266            0
   01/01/2013 to 12/31/2013...........  $11.42266    $11.11626            0
   01/01/2014 to 12/31/2014...........  $11.11626    $10.94315            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92265    $ 9.67902            0
   01/01/2010 to 12/31/2010...........  $ 9.67902    $10.54551            0
   01/01/2011 to 12/31/2011...........  $10.54551    $11.73731            0
   01/01/2012 to 12/31/2012...........  $11.73731    $12.15857            0
   01/01/2013 to 12/31/2013...........  $12.15857    $11.53989            0
   01/01/2014 to 12/31/2014...........  $11.53989    $11.60917            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90543    $ 9.57969            0
   01/01/2010 to 12/31/2010...........  $ 9.57969    $10.45380            0
   01/01/2011 to 12/31/2011...........  $10.45380    $11.88036            0
   01/01/2012 to 12/31/2012...........  $11.88036    $12.32352            0
   01/01/2013 to 12/31/2013...........  $12.32352    $11.49247            0
   01/01/2014 to 12/31/2014...........  $11.49247    $11.74177            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88414    $ 9.25455            0
   01/01/2010 to 12/31/2010...........  $ 9.25455    $10.14278            0
   01/01/2011 to 12/31/2011...........  $10.14278    $11.79550            0
   01/01/2012 to 12/31/2012...........  $11.79550    $12.28859            0
   01/01/2013 to 12/31/2013...........  $12.28859    $11.25704            0
   01/01/2014 to 12/31/2014...........  $11.25704    $11.71029            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99778    $10.98498            0
   01/01/2011 to 12/31/2011...........  $10.98498    $12.94990            0
   01/01/2012 to 12/31/2012...........  $12.94990    $13.55154            0
   01/01/2013 to 12/31/2013...........  $13.55154    $12.34960            0
   01/01/2014 to 12/31/2014...........  $12.34960    $13.03103            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99833    $11.99503            0
   01/01/2012 to 12/31/2012...........  $11.99503    $12.44101            0
   01/01/2013 to 12/31/2013...........  $12.44101    $11.00299            0
   01/01/2014 to 12/31/2014...........  $11.00299    $11.90004            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99778    $10.37684            0
   01/01/2013 to 12/31/2013...........  $10.37684    $ 9.13129            0
   01/01/2014 to 12/31/2014...........  $ 9.13129    $10.07694            0
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99889    $ 8.73091            0
   01/01/2014 to 12/31/2014...........  $ 8.73091    $ 9.80379            0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99889    $11.27883            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14510    $10.29546        3,105
   01/01/2010 to 12/31/2010...........  $10.29546    $11.47335       23,527
   01/01/2011 to 12/31/2011...........  $11.47335    $10.58293       19,439
   01/01/2012 to 12/31/2012...........  $10.58293    $11.74230       26,452
   01/01/2013 to 12/31/2013...........  $11.74230    $15.12299       16,877
   01/01/2014 to 12/31/2014...........  $15.12299    $16.34048       20,132

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97950    $10.57999       831,880
   01/01/2007 to 12/31/2007...........  $10.57999    $11.37500     2,558,602
   01/01/2008 to 12/31/2008...........  $11.37500    $ 7.25187     4,323,643
   01/01/2009 to 12/31/2009...........  $ 7.25187    $ 8.90621     7,701,858
   01/01/2010 to 12/31/2010...........  $ 8.90621    $ 9.89472     8,056,803
   01/01/2011 to 12/31/2011...........  $ 9.89472    $ 9.46090     6,257,591
   01/01/2012 to 12/31/2012...........  $ 9.46090    $10.54275     6,771,067
   01/01/2013 to 12/31/2013...........  $10.54275    $12.67414     7,132,679
   01/01/2014 to 12/31/2014...........  $12.67414    $13.28825     6,840,625
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99833    $11.62670        20,165
   01/01/2014 to 12/31/2014...........  $11.62670    $12.94374        26,017
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88676    $12.08927        67,305
   01/01/2007 to 12/31/2007...........  $12.08927    $ 9.48340        85,556
   01/01/2008 to 12/31/2008...........  $ 9.48340    $ 6.03531        98,068
   01/01/2009 to 12/31/2009...........  $ 6.03531    $ 7.80228        99,922
   01/01/2010 to 12/31/2010...........  $ 7.80228    $ 9.83932       115,670
   01/01/2011 to 12/31/2011...........  $ 9.83932    $10.27737        91,118
   01/01/2012 to 12/31/2012...........  $10.27737    $11.61618       116,779
   01/01/2013 to 12/31/2013...........  $11.61618    $11.73944       108,449
   01/01/2014 to 12/31/2014...........  $11.73944    $15.05995       103,910
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98261    $10.43084        12,304
   01/01/2007 to 12/31/2007...........  $10.43084    $ 8.40420        40,522
   01/01/2008 to 07/18/2008...........  $ 8.40420    $ 7.68481             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99833    $ 9.66522         3,380
   01/01/2014 to 12/31/2014...........  $ 9.66522    $ 9.95432         7,499
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.50147       131,264
   01/01/2007 to 12/31/2007...........  $10.50147    $11.16999       355,077
   01/01/2008 to 12/31/2008...........  $11.16999    $ 7.17065     1,052,064
   01/01/2009 to 12/31/2009...........  $ 7.17065    $ 8.70250     2,453,023
   01/01/2010 to 12/31/2010...........  $ 8.70250    $ 9.75259     2,624,502
   01/01/2011 to 12/31/2011...........  $ 9.75259    $ 9.41320     2,330,805
   01/01/2012 to 12/31/2012...........  $ 9.41320    $10.20477     2,449,342
   01/01/2013 to 12/31/2013...........  $10.20477    $11.47571     2,332,694
   01/01/2014 to 12/31/2014...........  $11.47571    $11.59966     2,102,801
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10350    $ 7.48844       188,704
   01/01/2009 to 12/31/2009...........  $ 7.48844    $ 8.89587       378,474
   01/01/2010 to 12/31/2010...........  $ 8.89587    $ 9.87870       410,194
   01/01/2011 to 12/31/2011...........  $ 9.87870    $ 9.44116       359,039
   01/01/2012 to 12/31/2012...........  $ 9.44116    $10.51263       403,104
   01/01/2013 to 12/31/2013...........  $10.51263    $12.28195       437,099
   01/01/2014 to 12/31/2014...........  $12.28195    $12.72344       437,620
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99834    $ 7.46062        92,522
   01/01/2009 to 11/13/2009...........  $ 7.46062    $ 8.31782             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99834    $10.72166       922,925
   01/01/2013 to 12/31/2013...........  $10.72166    $13.07753       980,919
   01/01/2014 to 12/31/2014...........  $13.07753    $13.22199       926,682

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99833    $10.78968       23,483
   01/01/2014 to 12/31/2014...........  $10.78968    $10.84345       40,264
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17501    $ 6.10332        2,015
   01/01/2009 to 12/31/2009...........  $ 6.10332    $ 8.07992        7,533
   01/01/2010 to 12/31/2010...........  $ 8.07992    $ 9.51698        8,974
   01/01/2011 to 12/31/2011...........  $ 9.51698    $ 8.85615       14,313
   01/01/2012 to 12/31/2012...........  $ 8.85615    $11.00403       28,763
   01/01/2013 to 12/31/2013...........  $11.00403    $11.25178       26,458
   01/01/2014 to 12/31/2014...........  $11.25178    $12.56094       32,564
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93469    $10.22872       39,668
   01/01/2007 to 12/31/2007...........  $10.22872    $11.42452      117,879
   01/01/2008 to 12/31/2008...........  $11.42452    $ 6.68665      134,309
   01/01/2009 to 12/31/2009...........  $ 6.68665    $ 9.78901      210,444
   01/01/2010 to 12/31/2010...........  $ 9.78901    $10.57926      191,290
   01/01/2011 to 12/31/2011...........  $10.57926    $ 9.95673      183,045
   01/01/2012 to 12/31/2012...........  $ 9.95673    $11.68469      179,388
   01/01/2013 to 12/31/2013...........  $11.68469    $14.85522      146,160
   01/01/2014 to 02/07/2014...........  $14.85522    $14.60858            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96029    $11.00935       15,614
   01/01/2007 to 12/31/2007...........  $11.00935    $11.34013       60,992
   01/01/2008 to 12/31/2008...........  $11.34013    $ 6.59044       59,215
   01/01/2009 to 12/31/2009...........  $ 6.59044    $ 7.69719      108,452
   01/01/2010 to 12/31/2010...........  $ 7.69719    $ 8.51452      108,896
   01/01/2011 to 12/31/2011...........  $ 8.51452    $ 7.88321      123,164
   01/01/2012 to 12/31/2012...........  $ 7.88321    $ 9.24382      147,553
   01/01/2013 to 12/31/2013...........  $ 9.24382    $12.09651      112,148
   01/01/2014 to 12/31/2014...........  $12.09651    $13.41012      153,007
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95768    $ 9.84454       20,966
   01/01/2007 to 12/31/2007...........  $ 9.84454    $11.51201       70,051
   01/01/2008 to 12/31/2008...........  $11.51201    $ 6.67880       74,451
   01/01/2009 to 12/31/2009...........  $ 6.67880    $10.28128      146,279
   01/01/2010 to 12/31/2010...........  $10.28128    $12.07219      125,854
   01/01/2011 to 12/31/2011...........  $12.07219    $11.47775      107,922
   01/01/2012 to 12/31/2012...........  $11.47775    $13.45286      127,793
   01/01/2013 to 12/31/2013...........  $13.45286    $17.42637      121,703
   01/01/2014 to 12/31/2014...........  $17.42637    $19.04466      116,574
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08918    $ 7.59716      111,892
   01/01/2009 to 12/31/2009...........  $ 7.59716    $ 9.18532      424,265
   01/01/2010 to 12/31/2010...........  $ 9.18532    $10.04474      457,592
   01/01/2011 to 12/31/2011...........  $10.04474    $ 9.79338      445,565
   01/01/2012 to 12/31/2012...........  $ 9.79338    $10.56843      461,766
   01/01/2013 to 12/31/2013...........  $10.56843    $11.37324      416,606
   01/01/2014 to 12/31/2014...........  $11.37324    $11.59507      395,053
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03322    $ 7.62678       11,741
   01/01/2009 to 12/31/2009...........  $ 7.62678    $ 9.47993       27,806
   01/01/2010 to 12/31/2010...........  $ 9.47993    $11.77620       35,349
   01/01/2011 to 12/31/2011...........  $11.77620    $11.69023       46,437
   01/01/2012 to 12/31/2012...........  $11.69023    $13.25235       50,032
   01/01/2013 to 12/31/2013...........  $13.25235    $18.02652       46,071
   01/01/2014 to 12/31/2014...........  $18.02652    $18.93581       45,873

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94903    $10.99149        51,954
   01/01/2007 to 12/31/2007...........  $10.99149    $10.89644       110,209
   01/01/2008 to 12/31/2008...........  $10.89644    $ 6.69452        69,103
   01/01/2009 to 12/31/2009...........  $ 6.69452    $ 7.75779        96,419
   01/01/2010 to 12/31/2010...........  $ 7.75779    $ 8.54781        76,351
   01/01/2011 to 12/31/2011...........  $ 8.54781    $ 8.33514        85,319
   01/01/2012 to 12/31/2012...........  $ 8.33514    $ 9.26205        94,670
   01/01/2013 to 12/31/2013...........  $ 9.26205    $12.21905        84,453
   01/01/2014 to 12/31/2014...........  $12.21905    $12.16013        85,629
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.54166        36,262
   01/01/2007 to 12/31/2007...........  $10.54166    $10.58506        67,232
   01/01/2008 to 12/31/2008...........  $10.58506    $ 7.72288        52,614
   01/01/2009 to 12/31/2009...........  $ 7.72288    $10.25837        98,174
   01/01/2010 to 12/31/2010...........  $10.25837    $11.40941       117,981
   01/01/2011 to 12/31/2011...........  $11.40941    $11.53541       101,852
   01/01/2012 to 12/31/2012...........  $11.53541    $12.87158       133,663
   01/01/2013 to 12/31/2013...........  $12.87158    $13.51865       119,485
   01/01/2014 to 12/31/2014...........  $13.51865    $13.58597       121,383
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99185    $10.58063        66,017
   01/01/2007 to 12/31/2007...........  $10.58063    $12.34222       115,136
   01/01/2008 to 12/31/2008...........  $12.34222    $ 6.01888       132,206
   01/01/2009 to 12/31/2009...........  $ 6.01888    $ 7.97937       144,204
   01/01/2010 to 12/31/2010...........  $ 7.97937    $ 8.95266       142,115
   01/01/2011 to 12/31/2011...........  $ 8.95266    $ 7.63921       121,556
   01/01/2012 to 12/31/2012...........  $ 7.63921    $ 9.01008       128,199
   01/01/2013 to 12/31/2013...........  $ 9.01008    $10.51170       130,106
   01/01/2014 to 12/31/2014...........  $10.51170    $ 9.73144       129,986
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01000    $10.84310        53,925
   01/01/2007 to 12/31/2007...........  $10.84310    $12.51580       161,390
   01/01/2008 to 12/31/2008...........  $12.51580    $ 6.86748       157,577
   01/01/2009 to 12/31/2009...........  $ 6.86748    $ 8.78189       161,271
   01/01/2010 to 12/31/2010...........  $ 8.78189    $ 9.55932       143,460
   01/01/2011 to 12/31/2011...........  $ 9.55932    $ 8.19186       116,484
   01/01/2012 to 12/31/2012...........  $ 8.19186    $ 9.36563       111,451
   01/01/2013 to 12/31/2013...........  $ 9.36563    $10.96415       111,252
   01/01/2014 to 12/31/2014...........  $10.96415    $10.02361       113,509
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99834    $10.69598     9,882,729
   01/01/2009 to 12/31/2009...........  $10.69598    $11.66588     3,643,097
   01/01/2010 to 12/31/2010...........  $11.66588    $12.66748     1,688,626
   01/01/2011 to 12/31/2011...........  $12.66748    $13.95826     6,300,372
   01/01/2012 to 12/31/2012...........  $13.95826    $14.96335     3,411,133
   01/01/2013 to 12/31/2013...........  $14.96335    $14.19618     1,787,174
   01/01/2014 to 12/31/2014...........  $14.19618    $14.84713     1,694,127
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11169    $ 7.12219        92,463
   01/01/2009 to 12/31/2009...........  $ 7.12219    $ 8.84025       303,986
   01/01/2010 to 12/31/2010...........  $ 8.84025    $ 9.85968       322,410
   01/01/2011 to 12/31/2011...........  $ 9.85968    $ 9.60684       288,926
   01/01/2012 to 12/31/2012...........  $ 9.60684    $10.69231       288,880
   01/01/2013 to 12/31/2013...........  $10.69231    $12.18347       277,424
   01/01/2014 to 12/31/2014...........  $12.18347    $12.69855       260,905

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.55747        33,028
   01/01/2007 to 12/31/2007...........  $10.55747    $11.32088       105,867
   01/01/2008 to 12/31/2008...........  $11.32088    $ 6.50272       129,416
   01/01/2009 to 12/31/2009...........  $ 6.50272    $ 8.65847       155,384
   01/01/2010 to 12/31/2010...........  $ 8.65847    $ 9.09287       151,899
   01/01/2011 to 12/31/2011...........  $ 9.09287    $ 8.09515       137,104
   01/01/2012 to 12/31/2012...........  $ 8.09515    $ 9.67028       134,987
   01/01/2013 to 12/31/2013...........  $ 9.67028    $10.93165       145,446
   01/01/2014 to 12/31/2014...........  $10.93165    $10.03007       200,333
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96698    $10.51404        10,192
   01/01/2007 to 12/31/2007...........  $10.51404    $10.50173        92,521
   01/01/2008 to 12/31/2008...........  $10.50173    $ 8.47786       881,341
   01/01/2009 to 12/31/2009...........  $ 8.47786    $10.13685     1,938,181
   01/01/2010 to 12/31/2010...........  $10.13685    $10.66025     1,964,380
   01/01/2011 to 12/31/2011...........  $10.66025    $10.47082     1,595,962
   01/01/2012 to 12/31/2012...........  $10.47082    $11.35999     1,683,963
   01/01/2013 to 12/31/2013...........  $11.35999    $12.35987     1,692,987
   01/01/2014 to 12/31/2014...........  $12.35987    $12.77152     1,535,359
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08372    $10.28564             0
   01/01/2010 to 12/31/2010...........  $10.28564    $11.21966         2,278
   01/01/2011 to 12/31/2011...........  $11.21966    $11.06744         6,036
   01/01/2012 to 12/31/2012...........  $11.06744    $12.49182        14,264
   01/01/2013 to 12/31/2013...........  $12.49182    $16.70815        11,100
   01/01/2014 to 12/31/2014...........  $16.70815    $17.92857        15,320
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95966    $10.98746        69,622
   01/01/2007 to 12/31/2007...........  $10.98746    $10.44409       128,473
   01/01/2008 to 12/31/2008...........  $10.44409    $ 5.98792       156,705
   01/01/2009 to 12/31/2009...........  $ 5.98792    $ 7.00799       193,547
   01/01/2010 to 12/31/2010...........  $ 7.00799    $ 7.77093       189,197
   01/01/2011 to 12/31/2011...........  $ 7.77093    $ 7.29646       159,734
   01/01/2012 to 12/31/2012...........  $ 7.29646    $ 8.35699       156,160
   01/01/2013 to 12/31/2013...........  $ 8.35699    $11.45354       169,043
   01/01/2014 to 12/31/2014...........  $11.45354    $12.76622       173,213
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94780    $10.19358        61,348
   01/01/2007 to 12/31/2007...........  $10.19358    $11.48245       121,725
   01/01/2008 to 12/31/2008...........  $11.48245    $ 6.33900       158,966
   01/01/2009 to 12/31/2009...........  $ 6.33900    $ 8.06019       162,034
   01/01/2010 to 12/31/2010...........  $ 8.06019    $ 9.45837       169,419
   01/01/2011 to 12/31/2011...........  $ 9.45837    $ 9.18401       142,218
   01/01/2012 to 12/31/2012...........  $ 9.18401    $10.10307       141,094
   01/01/2013 to 12/31/2013...........  $10.10307    $13.52485       134,367
   01/01/2014 to 12/31/2014...........  $13.52485    $14.65664       268,472
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.45604         6,942
   01/01/2007 to 12/31/2007...........  $10.45604    $10.86861        19,664
   01/01/2008 to 12/31/2008...........  $10.86861    $ 8.17364        32,923
   01/01/2009 to 12/31/2009...........  $ 8.17364    $10.78110        62,345
   01/01/2010 to 12/31/2010...........  $10.78110    $11.98174        71,336
   01/01/2011 to 12/31/2011...........  $11.98174    $12.93561       180,918
   01/01/2012 to 12/31/2012...........  $12.93561    $13.42690       185,611
   01/01/2013 to 12/31/2013...........  $13.42690    $12.89394       152,353
   01/01/2014 to 12/31/2014...........  $12.89394    $13.44212       157,729

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95987    $11.07884        9,461
   01/01/2007 to 12/31/2007...........  $11.07884    $11.87567       27,105
   01/01/2008 to 12/31/2008...........  $11.87567    $ 7.68143       39,719
   01/01/2009 to 12/31/2009...........  $ 7.68143    $ 9.89869       46,304
   01/01/2010 to 12/31/2010...........  $ 9.89869    $10.86845       43,950
   01/01/2011 to 12/31/2011...........  $10.86845    $10.31678       63,362
   01/01/2012 to 12/31/2012...........  $10.31678    $12.44219       74,593
   01/01/2013 to 12/31/2013...........  $12.44219    $15.56154       81,250
   01/01/2014 to 12/31/2014...........  $15.56154    $15.80252       85,756
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93144    $10.35955        9,672
   01/01/2007 to 12/31/2007...........  $10.35955    $11.68399       22,402
   01/01/2008 to 12/31/2008...........  $11.68399    $ 7.29262       35,994
   01/01/2009 to 12/31/2009...........  $ 7.29262    $ 8.88300       44,333
   01/01/2010 to 12/31/2010...........  $ 8.88300    $ 9.81745       73,010
   01/01/2011 to 12/31/2011...........  $ 9.81745    $ 9.56339       55,757
   01/01/2012 to 12/31/2012...........  $ 9.56339    $10.97198       53,228
   01/01/2013 to 12/31/2013...........  $10.97198    $14.69811       61,461
   01/01/2014 to 12/31/2014...........  $14.69811    $15.65734       99,503
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99834    $10.18297            0
   01/01/2013 to 12/31/2013...........  $10.18297    $13.42139          680
   01/01/2014 to 12/31/2014...........  $13.42139    $14.49557            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92877    $10.37935       17,928
   01/01/2007 to 12/31/2007...........  $10.37935    $10.44960       50,093
   01/01/2008 to 12/31/2008...........  $10.44960    $ 6.33563       46,590
   01/01/2009 to 12/31/2009...........  $ 6.33563    $ 8.62254       68,287
   01/01/2010 to 12/31/2010...........  $ 8.62254    $10.44421       75,740
   01/01/2011 to 12/31/2011...........  $10.44421    $ 9.88148       80,974
   01/01/2012 to 12/31/2012...........  $ 9.88148    $11.46534       84,044
   01/01/2013 to 12/31/2013...........  $11.46534    $14.87695       55,495
   01/01/2014 to 12/31/2014...........  $14.87695    $16.76037       45,915
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99951    $10.18444       73,532
   01/01/2007 to 12/31/2007...........  $10.18444    $10.46814      175,527
   01/01/2008 to 12/31/2008...........  $10.46814    $10.51516      724,864
   01/01/2009 to 12/31/2009...........  $10.51516    $10.32932      319,983
   01/01/2010 to 12/31/2010...........  $10.32932    $10.12431      206,149
   01/01/2011 to 12/31/2011...........  $10.12431    $ 9.92340      219,016
   01/01/2012 to 12/31/2012...........  $ 9.92340    $ 9.72484      239,664
   01/01/2013 to 12/31/2013...........  $ 9.72484    $ 9.52949      141,037
   01/01/2014 to 12/31/2014...........  $ 9.52949    $ 9.33804      160,753
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03547    $10.13676       26,778
   01/01/2007 to 12/31/2007...........  $10.13676    $10.24685       61,947
   01/01/2008 to 12/31/2008...........  $10.24685    $ 5.79762       71,201
   01/01/2009 to 12/31/2009...........  $ 5.79762    $ 7.99019      124,978
   01/01/2010 to 12/31/2010...........  $ 7.99019    $ 9.66466      149,323
   01/01/2011 to 12/31/2011...........  $ 9.66466    $ 9.23545      113,194
   01/01/2012 to 12/31/2012...........  $ 9.23545    $10.59983      114,457
   01/01/2013 to 12/31/2013...........  $10.59983    $14.75031      126,604
   01/01/2014 to 12/31/2014...........  $14.75031    $16.51376      109,986

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02824    $10.06439            0
   01/01/2012 to 12/31/2012...........  $10.06439    $10.34241            0
   01/01/2013 to 12/31/2013...........  $10.34241    $ 9.84758        1,527
   01/01/2014 to 12/31/2014...........  $ 9.84758    $10.14689        5,871
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96472    $10.17959       14,685
   01/01/2007 to 12/31/2007...........  $10.17959    $12.18878       86,925
   01/01/2008 to 12/31/2008...........  $12.18878    $ 6.78592       79,919
   01/01/2009 to 12/31/2009...........  $ 6.78592    $ 8.63048       83,258
   01/01/2010 to 12/31/2010...........  $ 8.63048    $10.88248       98,518
   01/01/2011 to 12/31/2011...........  $10.88248    $10.84403       84,077
   01/01/2012 to 12/31/2012...........  $10.84403    $11.94166       79,425
   01/01/2013 to 12/31/2013...........  $11.94166    $15.51786       76,611
   01/01/2014 to 12/31/2014...........  $15.51786    $16.41331       73,448
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98775    $ 9.42612        8,246
   01/01/2007 to 12/31/2007...........  $ 9.42612    $10.96429       51,379
   01/01/2008 to 12/31/2008...........  $10.96429    $ 6.17342       59,718
   01/01/2009 to 12/31/2009...........  $ 6.17342    $ 7.41439       56,938
   01/01/2010 to 12/31/2010...........  $ 7.41439    $ 8.73801       57,476
   01/01/2011 to 04/29/2011...........  $ 8.73801    $ 9.78938            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99834    $10.29816       78,731
   01/01/2013 to 12/31/2013...........  $10.29816    $12.00014       81,320
   01/01/2014 to 12/31/2014...........  $12.00014    $12.36331       74,865
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10108    $ 5.56466          868
   01/01/2009 to 12/31/2009...........  $ 5.56466    $ 9.07977       76,455
   01/01/2010 to 12/31/2010...........  $ 9.07977    $10.87894      147,559
   01/01/2011 to 12/31/2011...........  $10.87894    $ 8.49952      116,033
   01/01/2012 to 12/31/2012...........  $ 8.49952    $ 9.82181       81,185
   01/01/2013 to 12/31/2013...........  $ 9.82181    $ 9.64592       74,537
   01/01/2014 to 12/31/2014...........  $ 9.64592    $ 9.00946       66,984
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97993    $10.14601       25,418
   01/01/2007 to 12/31/2007...........  $10.14601    $10.61705       38,117
   01/01/2008 to 12/31/2008...........  $10.61705    $10.51970      171,215
   01/01/2009 to 12/31/2009...........  $10.51970    $11.36291      155,535
   01/01/2010 to 12/31/2010...........  $11.36291    $11.56869      218,728
   01/01/2011 to 12/31/2011...........  $11.56869    $11.59154      151,373
   01/01/2012 to 12/31/2012...........  $11.59154    $11.89152      145,930
   01/01/2013 to 12/31/2013...........  $11.89152    $11.39925      109,039
   01/01/2014 to 12/31/2014...........  $11.39925    $11.15957       98,281
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97098    $10.27835       67,301
   01/01/2007 to 12/31/2007...........  $10.27835    $10.90759      232,812
   01/01/2008 to 12/31/2008...........  $10.90759    $10.44693      477,777
   01/01/2009 to 12/31/2009...........  $10.44693    $11.92891      789,347
   01/01/2010 to 12/31/2010...........  $11.92891    $12.59155      951,902
   01/01/2011 to 12/31/2011...........  $12.59155    $12.73127      781,155
   01/01/2012 to 12/31/2012...........  $12.73127    $13.63808      817,374
   01/01/2013 to 12/31/2013...........  $13.63808    $13.11863      777,758
   01/01/2014 to 12/31/2014...........  $13.11863    $13.39908      738,034

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97891    $10.39145       113,615
   01/01/2007 to 12/31/2007...........  $10.39145    $11.06941       280,016
   01/01/2008 to 12/31/2008...........  $11.06941    $ 8.73325     1,646,436
   01/01/2009 to 12/31/2009...........  $ 8.73325    $10.27253     4,619,314
   01/01/2010 to 12/31/2010...........  $10.27253    $11.13028     4,613,315
   01/01/2011 to 12/31/2011...........  $11.13028    $11.01569     4,303,458
   01/01/2012 to 12/31/2012...........  $11.01569    $11.91379     4,600,016
   01/01/2013 to 12/31/2013...........  $11.91379    $12.74983     4,434,401
   01/01/2014 to 12/31/2014...........  $12.74983    $13.21515     3,853,539
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01825    $10.06428             0
   01/01/2012 to 12/31/2012...........  $10.06428    $10.56292         8,064
   01/01/2013 to 12/31/2013...........  $10.56292    $10.11124        14,380
   01/01/2014 to 12/31/2014...........  $10.11124    $10.50869        26,435
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.28092        96,046
   01/01/2007 to 12/31/2007...........  $10.28092    $11.22337       428,297
   01/01/2008 to 12/31/2008...........  $11.22337    $ 6.52045       992,417
   01/01/2009 to 12/31/2009...........  $ 6.52045    $ 8.04911     2,930,136
   01/01/2010 to 12/31/2010...........  $ 8.04911    $ 9.38759     2,993,576
   01/01/2011 to 12/31/2011...........  $ 9.38759    $ 8.62754     2,121,795
   01/01/2012 to 12/31/2012...........  $ 8.62754    $ 9.54626     2,317,792
   01/01/2013 to 12/31/2013...........  $ 9.54626    $10.94724     2,290,164
   01/01/2014 to 12/31/2014...........  $10.94724    $11.71398     2,244,588
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95056    $10.70509        12,851
   01/01/2007 to 12/31/2007...........  $10.70509    $10.70742       102,748
   01/01/2008 to 12/31/2008...........  $10.70742    $ 6.42985       105,318
   01/01/2009 to 12/31/2009...........  $ 6.42985    $ 7.67574       107,762
   01/01/2010 to 12/31/2010...........  $ 7.67574    $ 8.65355        99,843
   01/01/2011 to 12/31/2011...........  $ 8.65355    $ 8.77316        81,735
   01/01/2012 to 12/31/2012...........  $ 8.77316    $10.21323        62,108
   01/01/2013 to 12/31/2013...........  $10.21323    $13.25360        61,591
   01/01/2014 to 12/31/2014...........  $13.25360    $15.22296        54,075
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99833    $ 8.87815           147
   01/01/2012 to 12/31/2012...........  $ 8.87815    $ 9.84419             0
   01/01/2013 to 12/31/2013...........  $ 9.84419    $11.80699         1,482
   01/01/2014 to 12/31/2014...........  $11.80699    $12.32190         1,979
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08099    $ 7.32858       218,544
   01/01/2009 to 12/31/2009...........  $ 7.32858    $ 8.86096       858,467
   01/01/2010 to 12/31/2010...........  $ 8.86096    $ 9.71786       897,851
   01/01/2011 to 12/31/2011...........  $ 9.71786    $ 9.34997       818,528
   01/01/2012 to 12/31/2012...........  $ 9.34997    $10.10392       874,880
   01/01/2013 to 12/31/2013...........  $10.10392    $11.13261       775,302
   01/01/2014 to 12/31/2014...........  $11.13261    $11.46956       763,530
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09917    $ 6.68122       138,308
   01/01/2009 to 12/31/2009...........  $ 6.68122    $ 8.30477       532,687
   01/01/2010 to 12/31/2010...........  $ 8.30477    $ 9.30511       678,275
   01/01/2011 to 12/31/2011...........  $ 9.30511    $ 8.90067       508,100
   01/01/2012 to 12/31/2012...........  $ 8.90067    $10.10866       577,953
   01/01/2013 to 12/31/2013...........  $10.10866    $11.69463       665,029
   01/01/2014 to 12/31/2014...........  $11.69463    $12.08227       650,667

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98409    $10.54623         7,734
   01/01/2007 to 12/31/2007...........  $10.54623    $11.25493        52,850
   01/01/2008 to 12/31/2008...........  $11.25493    $ 7.69891       252,783
   01/01/2009 to 12/31/2009...........  $ 7.69891    $ 9.61241       564,588
   01/01/2010 to 12/31/2010...........  $ 9.61241    $10.53198       666,716
   01/01/2011 to 12/31/2011...........  $10.53198    $ 9.97185       558,660
   01/01/2012 to 12/31/2012...........  $ 9.97185    $10.85949       626,779
   01/01/2013 to 12/31/2013...........  $10.85949    $12.17376       635,324
   01/01/2014 to 12/31/2014...........  $12.17376    $12.29141       610,902
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $ 9.92504        21,362
   01/01/2007 to 12/31/2007...........  $ 9.92504    $10.81494        51,954
   01/01/2008 to 12/31/2008...........  $10.81494    $ 5.92475        40,190
   01/01/2009 to 12/31/2009...........  $ 5.92475    $ 7.70205        69,359
   01/01/2010 to 12/31/2010...........  $ 7.70205    $10.00370        82,880
   01/01/2011 to 12/31/2011...........  $10.00370    $ 8.51771        98,852
   01/01/2012 to 12/31/2012...........  $ 8.51771    $10.02169        92,752
   01/01/2013 to 12/31/2013...........  $10.02169    $13.82838        95,869
   01/01/2014 to 12/31/2014...........  $13.82838    $14.22012        94,767
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90482    $ 9.88919        17,114
   01/01/2007 to 12/31/2007...........  $ 9.88919    $10.38230        43,610
   01/01/2008 to 12/31/2008...........  $10.38230    $ 6.61289        53,553
   01/01/2009 to 12/31/2009...........  $ 6.61289    $ 8.67722        60,460
   01/01/2010 to 12/31/2010...........  $ 8.67722    $11.59956        63,825
   01/01/2011 to 12/31/2011...........  $11.59956    $11.25555        63,905
   01/01/2012 to 12/31/2012...........  $11.25555    $12.37201        71,913
   01/01/2013 to 12/31/2013...........  $12.37201    $16.38777        71,701
   01/01/2014 to 12/31/2014...........  $16.38777    $16.67177        67,091
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99216    $10.43745        34,916
   01/01/2007 to 12/31/2007...........  $10.43745    $ 9.65301        77,915
   01/01/2008 to 12/31/2008...........  $ 9.65301    $ 6.64799       124,833
   01/01/2009 to 12/31/2009...........  $ 6.64799    $ 8.27329       134,882
   01/01/2010 to 12/31/2010...........  $ 8.27329    $10.21456       134,234
   01/01/2011 to 12/31/2011...........  $10.21456    $ 9.41140       133,500
   01/01/2012 to 12/31/2012...........  $ 9.41140    $10.89686       129,605
   01/01/2013 to 12/31/2013...........  $10.89686    $14.67173       116,657
   01/01/2014 to 12/31/2014...........  $14.67173    $15.13446       100,239
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96786    $10.60407        31,732
   01/01/2007 to 12/31/2007...........  $10.60407    $11.04690       151,827
   01/01/2008 to 12/31/2008...........  $11.04690    $ 8.01637       729,439
   01/01/2009 to 12/31/2009...........  $ 8.01637    $ 9.75142     1,560,710
   01/01/2010 to 12/31/2010...........  $ 9.75142    $10.65781     1,608,768
   01/01/2011 to 12/31/2011...........  $10.65781    $10.65113     1,421,578
   01/01/2012 to 12/31/2012...........  $10.65113    $11.84541     1,699,927
   01/01/2013 to 12/31/2013...........  $11.84541    $13.56133     1,808,404
   01/01/2014 to 12/31/2014...........  $13.56133    $14.07021     1,791,993

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95018    $11.04440        19,265
   01/01/2007 to 12/31/2007...........  $11.04440    $10.43535        59,523
   01/01/2008 to 12/31/2008...........  $10.43535    $ 5.94250        66,453
   01/01/2009 to 12/31/2009...........  $ 5.94250    $ 7.20882       114,365
   01/01/2010 to 12/31/2010...........  $ 7.20882    $ 7.99959       111,640
   01/01/2011 to 12/31/2011...........  $ 7.99959    $ 7.71059       128,242
   01/01/2012 to 12/31/2012...........  $ 7.71059    $ 8.85891       133,062
   01/01/2013 to 12/31/2013...........  $ 8.85891    $11.25798       128,704
   01/01/2014 to 12/31/2014...........  $11.25798    $11.85559       116,328
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93985    $10.44162        31,269
   01/01/2007 to 12/31/2007...........  $10.44162    $11.07338       105,160
   01/01/2008 to 12/31/2008...........  $11.07338    $ 6.44882       143,903
   01/01/2009 to 12/31/2009...........  $ 6.44882    $ 9.69200       172,730
   01/01/2010 to 12/31/2010...........  $ 9.69200    $10.99898       189,286
   01/01/2011 to 12/31/2011...........  $10.99898    $10.59556       190,812
   01/01/2012 to 12/31/2012...........  $10.59556    $12.20797       201,854
   01/01/2013 to 12/31/2013...........  $12.20797    $17.22958       233,992
   01/01/2014 to 12/31/2014...........  $17.22958    $18.29241       201,072
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14718    $ 9.80443        78,226
   01/01/2007 to 12/31/2007...........  $ 9.80443    $13.49811       280,545
   01/01/2008 to 12/31/2008...........  $13.49811    $ 6.61501       448,501
   01/01/2009 to 12/31/2009...........  $ 6.61501    $ 9.68103       570,448
   01/01/2010 to 12/31/2010...........  $ 9.68103    $11.42701       540,982
   01/01/2011 to 12/31/2011...........  $11.42701    $ 9.52728       430,042
   01/01/2012 to 12/31/2012...........  $ 9.52728    $ 9.67331       417,371
   01/01/2013 to 12/31/2013...........  $ 9.67331    $10.93697       412,034
   01/01/2014 to 12/31/2014...........  $10.93697    $ 9.82112       403,549
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98933    $10.27317        10,024
   01/01/2007 to 12/31/2007...........  $10.27317    $11.03673        70,825
   01/01/2008 to 12/31/2008...........  $11.03673    $10.55165       155,019
   01/01/2009 to 12/31/2009...........  $10.55165    $11.59239       154,889
   01/01/2010 to 12/31/2010...........  $11.59239    $12.01191       102,119
   01/01/2011 to 12/31/2011...........  $12.01191    $12.25648        87,685
   01/01/2012 to 12/31/2012...........  $12.25648    $12.63750        82,912
   01/01/2013 to 12/31/2013...........  $12.63750    $11.91883        77,586
   01/01/2014 to 12/31/2014...........  $11.91883    $11.74447        72,819
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97043    $10.62633       298,911
   01/01/2007 to 12/31/2007...........  $10.62633    $11.40714       614,520
   01/01/2008 to 12/31/2008...........  $11.40714    $ 6.44647       727,095
   01/01/2009 to 12/31/2009...........  $ 6.44647    $ 8.11299       709,214
   01/01/2010 to 12/31/2010...........  $ 8.11299    $ 9.11364       665,490
   01/01/2011 to 12/31/2011...........  $ 9.11364    $ 8.62227       578,409
   01/01/2012 to 12/31/2012...........  $ 8.62227    $ 9.37869       533,811
   01/01/2013 to 12/31/2013...........  $ 9.37869    $11.07462       607,157
   01/01/2014 to 12/31/2014...........  $11.07462    $11.44949       742,269
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99833    $ 9.97497             0
   01/01/2008 to 12/31/2008...........  $ 9.97497    $ 9.26513        36,160
   01/01/2009 to 12/31/2009...........  $ 9.26513    $10.13485       183,941
   01/01/2010 to 12/31/2010...........  $10.13485    $10.70573       218,069
   01/01/2011 to 12/31/2011...........  $10.70573    $11.12302       217,013
   01/01/2012 to 12/31/2012...........  $11.12302    $11.75517       265,418
   01/01/2013 to 12/31/2013...........  $11.75517    $11.34702       213,265
   01/01/2014 to 12/31/2014...........  $11.34702    $11.91938       221,231
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07801    $ 6.62657       292,960
   01/01/2009 to 12/31/2009...........  $ 6.62657    $ 8.44560       890,452
   01/01/2010 to 12/31/2010...........  $ 8.44560    $ 9.12346     1,223,525
   01/01/2011 to 12/31/2011...........  $ 9.12346    $ 8.79101       917,708
   01/01/2012 to 09/21/2012...........  $ 8.79101    $ 9.82277             0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HD GRO 60 BPS (2.15%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38880    $10.95680      4,005,886
   01/01/2007 to 12/31/2007...........  $10.95680    $11.71266     12,685,306
   01/01/2008 to 12/31/2008...........  $11.71266    $ 7.81625     10,114,664
   01/01/2009 to 12/31/2009...........  $ 7.81625    $ 9.51550     10,025,052
   01/01/2010 to 12/31/2010...........  $ 9.51550    $10.42979      9,531,206
   01/01/2011 to 12/31/2011...........  $10.42979    $ 9.93908      8,762,846
   01/01/2012 to 12/31/2012...........  $ 9.93908    $10.95233      8,343,061
   01/01/2013 to 12/31/2013...........  $10.95233    $11.79135      8,006,074
   01/01/2014 to 12/31/2014...........  $11.79135    $11.98395      7,581,172
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14338    $10.62093      1,210,894
   01/01/2007 to 12/31/2007...........  $10.62093    $11.38468      4,044,715
   01/01/2008 to 12/31/2008...........  $11.38468    $ 7.82320      3,237,001
   01/01/2009 to 12/31/2009...........  $ 7.82320    $ 9.66501      3,397,038
   01/01/2010 to 12/31/2010...........  $ 9.66501    $10.75845      3,348,819
   01/01/2011 to 12/31/2011...........  $10.75845    $10.54414      3,034,514
   01/01/2012 to 12/31/2012...........  $10.54414    $11.73066      3,022,912
   01/01/2013 to 12/31/2013...........  $11.73066    $13.38514      3,026,115
   01/01/2014 to 12/31/2014...........  $13.38514    $13.90376      2,916,991
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69604    $11.77553              0
   01/01/2007 to 12/31/2007...........  $11.77553    $11.51406              0
   01/01/2008 to 12/31/2008...........  $11.51406    $ 7.35512              0
   01/01/2009 to 12/31/2009...........  $ 7.35512    $ 8.48006         12,004
   01/01/2010 to 12/31/2010...........  $ 8.48006    $ 9.45099          9,410
   01/01/2011 to 12/31/2011...........  $ 9.45099    $ 9.58274          4,721
   01/01/2012 to 05/04/2012...........  $ 9.58274    $10.39565              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33925    $10.84933      1,407,551
   01/01/2007 to 12/31/2007...........  $10.84933    $11.58366      5,234,843
   01/01/2008 to 12/31/2008...........  $11.58366    $ 8.08498      4,799,295
   01/01/2009 to 12/31/2009...........  $ 8.08498    $ 9.75872      4,918,514
   01/01/2010 to 12/31/2010...........  $ 9.75872    $10.72990      4,805,610
   01/01/2011 to 12/31/2011...........  $10.72990    $10.37669      4,302,186
   01/01/2012 to 12/31/2012...........  $10.37669    $11.42526      4,177,623
   01/01/2013 to 12/31/2013...........  $11.42526    $13.15871      4,009,044
   01/01/2014 to 12/31/2014...........  $13.15871    $13.72184      3,810,961
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99767    $ 9.13787        123,178
   01/01/2012 to 12/31/2012...........  $ 9.13787    $10.00940        131,011
   01/01/2013 to 12/31/2013...........  $10.00940    $10.86224        129,242
   01/01/2014 to 12/31/2014...........  $10.86224    $11.15414        134,745
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99825    $10.46698          5,986
   01/01/2014 to 12/31/2014...........  $10.46698    $10.61323          4,354

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 9.34895             0
   01/01/2010 to 12/31/2010...........  $ 9.34895    $10.12019             0
   01/01/2011 to 12/31/2011...........  $10.12019    $10.86255             0
   01/01/2012 to 12/31/2012...........  $10.86255    $11.07639             0
   01/01/2013 to 12/31/2013...........  $11.07639    $10.76868             0
   01/01/2014 to 12/31/2014...........  $10.76868    $10.59064             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.00012             0
   01/01/2009 to 12/31/2009...........  $12.00012    $11.03670             0
   01/01/2010 to 12/31/2010...........  $11.03670    $12.01294             0
   01/01/2011 to 12/31/2011...........  $12.01294    $13.35765             0
   01/01/2012 to 12/31/2012...........  $13.35765    $13.82354             0
   01/01/2013 to 12/31/2013...........  $13.82354    $13.10722             0
   01/01/2014 to 12/31/2014...........  $13.10722    $13.17292             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.06868             0
   01/01/2009 to 12/31/2009...........  $12.06868    $10.90486             0
   01/01/2010 to 12/31/2010...........  $10.90486    $11.88816         1,310
   01/01/2011 to 12/31/2011...........  $11.88816    $13.49739         1,606
   01/01/2012 to 12/31/2012...........  $13.49739    $13.98700         1,112
   01/01/2013 to 12/31/2013...........  $13.98700    $13.03100             0
   01/01/2014 to 12/31/2014...........  $13.03100    $13.30075           445
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 8.76162             0
   01/01/2010 to 12/31/2010...........  $ 8.76162    $ 9.59316        84,417
   01/01/2011 to 12/31/2011...........  $ 9.59316    $11.14555             0
   01/01/2012 to 12/31/2012...........  $11.14555    $11.60016           574
   01/01/2013 to 12/31/2013...........  $11.60016    $10.61606           106
   01/01/2014 to 12/31/2014...........  $10.61606    $11.03272             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99767    $10.97418        72,408
   01/01/2011 to 12/31/2011...........  $10.97418    $12.92454       749,325
   01/01/2012 to 12/31/2012...........  $12.92454    $13.51172       274,620
   01/01/2013 to 12/31/2013...........  $13.51172    $12.30125         1,495
   01/01/2014 to 12/31/2014...........  $12.30125    $12.96721         1,267
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99825    $11.98335       287,319
   01/01/2012 to 12/31/2012...........  $11.98335    $12.41671       417,896
   01/01/2013 to 12/31/2013...........  $12.41671    $10.97074        16,348
   01/01/2014 to 12/31/2014...........  $10.97074    $11.85345        15,972
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99767    $10.36658       181,760
   01/01/2013 to 12/31/2013...........  $10.36658    $ 9.11332     1,115,170
   01/01/2014 to 12/31/2014...........  $ 9.11332    $10.04730       455,545
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99883    $ 8.72233       541,867
   01/01/2014 to 12/31/2014...........  $ 8.72233    $ 9.78466       382,660
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99883    $11.26778       149,244
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14502    $10.29414         1,054
   01/01/2010 to 12/31/2010...........  $10.29414    $11.46057         2,471
   01/01/2011 to 12/31/2011...........  $11.46057    $10.56090           485
   01/01/2012 to 12/31/2012...........  $10.56090    $11.70643           608
   01/01/2013 to 12/31/2013...........  $11.70643    $15.06200           194
   01/01/2014 to 12/31/2014...........  $15.06200    $16.25868           716

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50780    $11.13289      4,496,419
   01/01/2007 to 12/31/2007...........  $11.13289    $11.95767     16,419,372
   01/01/2008 to 12/31/2008...........  $11.95767    $ 7.61582     11,788,190
   01/01/2009 to 12/31/2009...........  $ 7.61582    $ 9.34393     11,925,399
   01/01/2010 to 12/31/2010...........  $ 9.34393    $10.37074     11,755,291
   01/01/2011 to 12/31/2011...........  $10.37074    $ 9.90639     10,791,513
   01/01/2012 to 12/31/2012...........  $ 9.90639    $11.02837     10,136,164
   01/01/2013 to 12/31/2013...........  $11.02837    $13.24495     10,126,135
   01/01/2014 to 12/31/2014...........  $13.24495    $13.87306      9,731,587
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99825    $11.61702              0
   01/01/2014 to 12/31/2014...........  $11.61702    $12.92033              0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.11328    $16.02423              0
   01/01/2007 to 12/31/2007...........  $16.02423    $12.55783              0
   01/01/2008 to 12/31/2008...........  $12.55783    $ 7.98401              0
   01/01/2009 to 12/31/2009...........  $ 7.98401    $10.31138          1,515
   01/01/2010 to 12/31/2010...........  $10.31138    $12.99078          7,457
   01/01/2011 to 12/31/2011...........  $12.99078    $13.55593          3,278
   01/01/2012 to 12/31/2012...........  $13.55593    $15.30693          3,772
   01/01/2013 to 12/31/2013...........  $15.30693    $15.45428          6,265
   01/01/2014 to 12/31/2014...........  $15.45428    $19.80618          3,063
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22169    $11.71792              0
   01/01/2007 to 12/31/2007...........  $11.71792    $ 9.43198              0
   01/01/2008 to 07/18/2008...........  $ 9.43198    $ 8.61999              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99825    $ 9.65873         28,468
   01/01/2014 to 12/31/2014...........  $ 9.65873    $ 9.93793         36,203
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04361    $10.54213        662,361
   01/01/2007 to 12/31/2007...........  $10.54213    $11.20213      2,542,989
   01/01/2008 to 12/31/2008...........  $11.20213    $ 7.18420      2,005,436
   01/01/2009 to 12/31/2009...........  $ 7.18420    $ 8.71044      2,135,557
   01/01/2010 to 12/31/2010...........  $ 8.71044    $ 9.75195      2,115,980
   01/01/2011 to 12/31/2011...........  $ 9.75195    $ 9.40336      1,891,589
   01/01/2012 to 12/31/2012...........  $ 9.40336    $10.18410      1,882,053
   01/01/2013 to 12/31/2013...........  $10.18410    $11.44134      1,809,593
   01/01/2014 to 12/31/2014...........  $11.44134    $11.55347      1,740,377
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10348    $ 7.48354         51,262
   01/01/2009 to 12/31/2009...........  $ 7.48354    $ 8.88137         77,911
   01/01/2010 to 12/31/2010...........  $ 8.88137    $ 9.85295        145,351
   01/01/2011 to 12/31/2011...........  $ 9.85295    $ 9.40740        140,822
   01/01/2012 to 12/31/2012...........  $ 9.40740    $10.46483        141,677
   01/01/2013 to 12/31/2013...........  $10.46483    $12.21404        183,880
   01/01/2014 to 12/31/2014...........  $12.21404    $12.64070        194,937
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99826    $ 7.45733         97,557
   01/01/2009 to 11/13/2009...........  $ 7.45733    $ 8.30710              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.71445        278,408
   01/01/2013 to 12/31/2013...........  $10.71445    $13.05594        267,507
   01/01/2014 to 12/31/2014...........  $13.05594    $13.18731        277,484

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99825    $10.78251      120,815
   01/01/2014 to 12/31/2014...........  $10.78251    $10.82567      135,798
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17493    $ 6.10058            0
   01/01/2009 to 12/31/2009...........  $ 6.10058    $ 8.06833        1,440
   01/01/2010 to 12/31/2010...........  $ 8.06833    $ 9.49404        2,135
   01/01/2011 to 12/31/2011...........  $ 9.49404    $ 8.82617        1,027
   01/01/2012 to 12/31/2012...........  $ 8.82617    $10.95611        1,501
   01/01/2013 to 12/31/2013...........  $10.95611    $11.19183          270
   01/01/2014 to 12/31/2014...........  $11.19183    $12.48181          744
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.21585    $11.54033            0
   01/01/2007 to 12/31/2007...........  $11.54033    $12.87688            0
   01/01/2008 to 12/31/2008...........  $12.87688    $ 7.52930            0
   01/01/2009 to 12/31/2009...........  $ 7.52930    $11.01183       12,171
   01/01/2010 to 12/31/2010...........  $11.01183    $11.88909       11,972
   01/01/2011 to 12/31/2011...........  $11.88909    $11.17858        4,246
   01/01/2012 to 12/31/2012...........  $11.17858    $13.10590        5,627
   01/01/2013 to 12/31/2013...........  $13.10590    $16.64571        1,167
   01/01/2014 to 02/07/2014...........  $16.64571    $16.36765            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62847    $11.74026            0
   01/01/2007 to 12/31/2007...........  $11.74026    $12.08115            0
   01/01/2008 to 12/31/2008...........  $12.08115    $ 7.01424            0
   01/01/2009 to 12/31/2009...........  $ 7.01424    $ 8.18418        4,544
   01/01/2010 to 12/31/2010...........  $ 8.18418    $ 9.04440        5,035
   01/01/2011 to 12/31/2011...........  $ 9.04440    $ 8.36561        2,404
   01/01/2012 to 12/31/2012...........  $ 8.36561    $ 9.79991        2,697
   01/01/2013 to 12/31/2013...........  $ 9.79991    $12.81173        1,106
   01/01/2014 to 12/31/2014...........  $12.81173    $14.18909        2,189
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09667    $10.96352            0
   01/01/2007 to 12/31/2007...........  $10.96352    $12.80795            0
   01/01/2008 to 12/31/2008...........  $12.80795    $ 7.42328            0
   01/01/2009 to 12/31/2009...........  $ 7.42328    $11.41627       12,988
   01/01/2010 to 12/31/2010...........  $11.41627    $13.39182       16,762
   01/01/2011 to 12/31/2011...........  $13.39182    $12.71994        8,299
   01/01/2012 to 12/31/2012...........  $12.71994    $14.89424       11,302
   01/01/2013 to 12/31/2013...........  $14.89424    $19.27459        8,496
   01/01/2014 to 12/31/2014...........  $19.27459    $21.04401        7,011
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08915    $ 7.59217      147,930
   01/01/2009 to 12/31/2009...........  $ 7.59217    $ 9.17026      180,458
   01/01/2010 to 12/31/2010...........  $ 9.17026    $10.01855      175,746
   01/01/2011 to 12/31/2011...........  $10.01855    $ 9.75834      153,094
   01/01/2012 to 12/31/2012...........  $ 9.75834    $10.52024      177,283
   01/01/2013 to 12/31/2013...........  $10.52024    $11.31029      152,137
   01/01/2014 to 12/31/2014...........  $11.31029    $11.51968      164,762
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03314    $ 7.62336            0
   01/01/2009 to 12/31/2009...........  $ 7.62336    $ 9.46659        9,261
   01/01/2010 to 12/31/2010...........  $ 9.46659    $11.74810       15,867
   01/01/2011 to 12/31/2011...........  $11.74810    $11.65091        5,903
   01/01/2012 to 12/31/2012...........  $11.65091    $13.19484        5,377
   01/01/2013 to 12/31/2013...........  $13.19484    $17.93083        1,547
   01/01/2014 to 12/31/2014...........  $17.93083    $18.81697        3,022

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52053    $12.71928            0
   01/01/2007 to 12/31/2007...........  $12.71928    $12.59690            0
   01/01/2008 to 12/31/2008...........  $12.59690    $ 7.73169            0
   01/01/2009 to 12/31/2009...........  $ 7.73169    $ 8.95107          179
   01/01/2010 to 12/31/2010...........  $ 8.95107    $ 9.85304          241
   01/01/2011 to 12/31/2011...........  $ 9.85304    $ 9.59855        2,850
   01/01/2012 to 12/31/2012...........  $ 9.59855    $10.65551          222
   01/01/2013 to 12/31/2013...........  $10.65551    $14.04359          690
   01/01/2014 to 12/31/2014...........  $14.04359    $13.96212           96
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.06856    $10.60878            0
   01/01/2007 to 12/31/2007...........  $10.60878    $10.64201            0
   01/01/2008 to 12/31/2008...........  $10.64201    $ 7.75677            0
   01/01/2009 to 12/31/2009...........  $ 7.75677    $10.29318        6,203
   01/01/2010 to 12/31/2010...........  $10.29318    $11.43698        5,440
   01/01/2011 to 12/31/2011...........  $11.43698    $11.55188        3,205
   01/01/2012 to 12/31/2012...........  $11.55188    $12.87737        3,425
   01/01/2013 to 12/31/2013...........  $12.87737    $13.51149          338
   01/01/2014 to 12/31/2014...........  $13.51149    $13.56529        1,017
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99177    $10.57369            0
   01/01/2007 to 12/31/2007...........  $10.57369    $12.32194            0
   01/01/2008 to 12/31/2008...........  $12.32194    $ 6.00307            0
   01/01/2009 to 12/31/2009...........  $ 6.00307    $ 7.95060        6,285
   01/01/2010 to 12/31/2010...........  $ 7.95060    $ 8.91178        9,775
   01/01/2011 to 12/31/2011...........  $ 8.91178    $ 7.59690        3,070
   01/01/2012 to 12/31/2012...........  $ 7.59690    $ 8.95135        4,045
   01/01/2013 to 12/31/2013...........  $ 8.95135    $10.43284          307
   01/01/2014 to 12/31/2014...........  $10.43284    $ 9.64884          782
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00992    $10.83593            0
   01/01/2007 to 12/31/2007...........  $10.83593    $12.49528            0
   01/01/2008 to 12/31/2008...........  $12.49528    $ 6.84949            0
   01/01/2009 to 12/31/2009...........  $ 6.84949    $ 8.75042        6,266
   01/01/2010 to 12/31/2010...........  $ 8.75042    $ 9.51572        5,026
   01/01/2011 to 12/31/2011...........  $ 9.51572    $ 8.14664        1,987
   01/01/2012 to 12/31/2012...........  $ 8.14664    $ 9.30490        3,151
   01/01/2013 to 12/31/2013...........  $ 9.30490    $10.88229          633
   01/01/2014 to 12/31/2014...........  $10.88229    $ 9.93905        1,867
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11166    $ 7.11750       74,112
   01/01/2009 to 12/31/2009...........  $ 7.11750    $ 8.82580      159,340
   01/01/2010 to 12/31/2010...........  $ 8.82580    $ 9.83405      224,639
   01/01/2011 to 12/31/2011...........  $ 9.83405    $ 9.57260      159,150
   01/01/2012 to 12/31/2012...........  $ 9.57260    $10.64380      202,323
   01/01/2013 to 12/31/2013...........  $10.64380    $12.11634      216,670
   01/01/2014 to 12/31/2014...........  $12.11634    $12.61628      221,742
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.08901    $12.75684            0
   01/01/2007 to 12/31/2007...........  $12.75684    $13.66576            0
   01/01/2008 to 12/31/2008...........  $13.66576    $ 7.84189            0
   01/01/2009 to 12/31/2009...........  $ 7.84189    $10.43150        3,119
   01/01/2010 to 12/31/2010...........  $10.43150    $10.94417        6,612
   01/01/2011 to 12/31/2011...........  $10.94417    $ 9.73366        2,765
   01/01/2012 to 12/31/2012...........  $ 9.73366    $11.61603        4,536
   01/01/2013 to 12/31/2013...........  $11.61603    $13.11836        3,719
   01/01/2014 to 12/31/2014...........  $13.11836    $12.02474        2,027

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92161    $11.51373             0
   01/01/2007 to 12/31/2007...........  $11.51373    $11.48901       666,826
   01/01/2008 to 12/31/2008...........  $11.48901    $ 9.26576     1,346,293
   01/01/2009 to 12/31/2009...........  $ 9.26576    $11.06807     1,367,029
   01/01/2010 to 12/31/2010...........  $11.06807    $11.62819     1,313,997
   01/01/2011 to 12/31/2011...........  $11.62819    $11.41042     1,230,668
   01/01/2012 to 12/31/2012...........  $11.41042    $12.36735     1,209,849
   01/01/2013 to 12/31/2013...........  $12.36735    $13.44281     1,111,886
   01/01/2014 to 12/31/2014...........  $13.44281    $13.87695     1,065,681
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08364    $10.28433         1,439
   01/01/2010 to 12/31/2010...........  $10.28433    $11.20726         4,975
   01/01/2011 to 12/31/2011...........  $11.20726    $11.04434         1,358
   01/01/2012 to 12/31/2012...........  $11.04434    $12.45348         1,816
   01/01/2013 to 12/31/2013...........  $12.45348    $16.64059           736
   01/01/2014 to 12/31/2014...........  $16.64059    $17.83853         5,467
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06145    $12.19503             0
   01/01/2007 to 12/31/2007...........  $12.19503    $11.58035             0
   01/01/2008 to 12/31/2008...........  $11.58035    $ 6.63284             0
   01/01/2009 to 12/31/2009...........  $ 6.63284    $ 7.75509         1,917
   01/01/2010 to 12/31/2010...........  $ 7.75509    $ 8.59095         2,684
   01/01/2011 to 12/31/2011...........  $ 8.59095    $ 8.05852         1,122
   01/01/2012 to 12/31/2012...........  $ 8.05852    $ 9.22079         1,407
   01/01/2013 to 12/31/2013...........  $ 9.22079    $12.62489           478
   01/01/2014 to 12/31/2014...........  $12.62489    $14.05810         1,009
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.13415    $11.40202             0
   01/01/2007 to 12/31/2007...........  $11.40202    $12.83108             0
   01/01/2008 to 12/31/2008...........  $12.83108    $ 7.07655             0
   01/01/2009 to 12/31/2009...........  $ 7.07655    $ 8.98924         1,694
   01/01/2010 to 12/31/2010...........  $ 8.98924    $10.53837        10,782
   01/01/2011 to 12/31/2011...........  $10.53837    $10.22269         5,139
   01/01/2012 to 12/31/2012...........  $10.22269    $11.23474         6,538
   01/01/2013 to 12/31/2013...........  $11.23474    $15.02504         4,583
   01/01/2014 to 12/31/2014...........  $15.02504    $16.26647         9,964
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19371    $10.65342             0
   01/01/2007 to 12/31/2007...........  $10.65342    $11.06283             0
   01/01/2008 to 12/31/2008...........  $11.06283    $ 8.31161             0
   01/01/2009 to 12/31/2009...........  $ 8.31161    $10.95231           689
   01/01/2010 to 12/31/2010...........  $10.95231    $12.16009           547
   01/01/2011 to 12/31/2011...........  $12.16009    $13.11538         1,239
   01/01/2012 to 12/31/2012...........  $13.11538    $13.60028         9,069
   01/01/2013 to 12/31/2013...........  $13.60028    $13.04772           748
   01/01/2014 to 12/31/2014...........  $13.04772    $13.58919         1,106
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.42528    $12.70063             0
   01/01/2007 to 12/31/2007...........  $12.70063    $13.60069             0
   01/01/2008 to 12/31/2008...........  $13.60069    $ 8.78861             0
   01/01/2009 to 12/31/2009...........  $ 8.78861    $11.31440         4,297
   01/01/2010 to 12/31/2010...........  $11.31440    $12.41066         4,660
   01/01/2011 to 12/31/2011...........  $12.41066    $11.76918         2,281
   01/01/2012 to 12/31/2012...........  $11.76918    $14.18000         3,263
   01/01/2013 to 12/31/2013...........  $14.18000    $17.71763           619
   01/01/2014 to 12/31/2014...........  $17.71763    $17.97436         1,522

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03769    $11.50591            0
   01/01/2007 to 12/31/2007...........  $11.50591    $12.96421            0
   01/01/2008 to 12/31/2008...........  $12.96421    $ 8.08374            0
   01/01/2009 to 12/31/2009...........  $ 8.08374    $ 9.83697        2,118
   01/01/2010 to 12/31/2010...........  $ 9.83697    $10.86121        4,940
   01/01/2011 to 12/31/2011...........  $10.86121    $10.56972        2,353
   01/01/2012 to 12/31/2012...........  $10.56972    $12.11467        3,030
   01/01/2013 to 12/31/2013...........  $12.11467    $16.21309        1,128
   01/01/2014 to 12/31/2014...........  $16.21309    $17.25433        1,721
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99826    $10.17925            0
   01/01/2013 to 12/31/2013...........  $10.17925    $13.40346           36
   01/01/2014 to 12/31/2014...........  $13.40346    $14.46206           68
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04019    $11.53375            0
   01/01/2007 to 12/31/2007...........  $11.53375    $11.60037            0
   01/01/2008 to 12/31/2008...........  $11.60037    $ 7.02641            0
   01/01/2009 to 12/31/2009...........  $ 7.02641    $ 9.55328        2,050
   01/01/2010 to 12/31/2010...........  $ 9.55328    $11.56022        1,739
   01/01/2011 to 12/31/2011...........  $11.56022    $10.92663        1,018
   01/01/2012 to 12/31/2012...........  $10.92663    $12.66562        1,170
   01/01/2013 to 12/31/2013...........  $12.66562    $16.41830          262
   01/01/2014 to 12/31/2014...........  $16.41830    $18.47873          674
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99943    $10.17783            0
   01/01/2007 to 12/31/2007...........  $10.17783    $10.45102            0
   01/01/2008 to 12/31/2008...........  $10.45102    $10.48777            0
   01/01/2009 to 12/31/2009...........  $10.48777    $10.29201        4,679
   01/01/2010 to 12/31/2010...........  $10.29201    $10.07791        1,595
   01/01/2011 to 12/31/2011...........  $10.07791    $ 9.86837        2,091
   01/01/2012 to 12/31/2012...........  $ 9.86837    $ 9.66107        5,370
   01/01/2013 to 12/31/2013...........  $ 9.66107    $ 9.45779          711
   01/01/2014 to 12/31/2014...........  $ 9.45779    $ 9.25875        1,625
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.64597    $11.75586            0
   01/01/2007 to 12/31/2007...........  $11.75586    $11.87182            0
   01/01/2008 to 12/31/2008...........  $11.87182    $ 6.71043            0
   01/01/2009 to 12/31/2009...........  $ 6.71043    $ 9.23915        2,923
   01/01/2010 to 12/31/2010...........  $ 9.23915    $11.16454       13,826
   01/01/2011 to 12/31/2011...........  $11.16454    $10.65842        6,220
   01/01/2012 to 12/31/2012...........  $10.65842    $12.22088        5,484
   01/01/2013 to 12/31/2013...........  $12.22088    $16.98935        7,064
   01/01/2014 to 12/31/2014...........  $16.98935    $19.00188        3,620
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02816    $10.06271            0
   01/01/2012 to 12/31/2012...........  $10.06271    $10.33058           83
   01/01/2013 to 12/31/2013...........  $10.33058    $ 9.82659          230
   01/01/2014 to 12/31/2014...........  $ 9.82659    $10.11528        1,189
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35009    $12.60819            0
   01/01/2007 to 12/31/2007...........  $12.60819    $15.08190            0
   01/01/2008 to 12/31/2008...........  $15.08190    $ 8.38847            0
   01/01/2009 to 12/31/2009...........  $ 8.38847    $10.65813        6,503
   01/01/2010 to 12/31/2010...........  $10.65813    $13.42615        5,260
   01/01/2011 to 12/31/2011...........  $13.42615    $13.36567        4,752
   01/01/2012 to 12/31/2012...........  $13.36567    $14.70405        7,025
   01/01/2013 to 12/31/2013...........  $14.70405    $19.08876        2,878
   01/01/2014 to 12/31/2014...........  $19.08876    $20.17050        5,415

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.48889    $10.83586             0
   01/01/2007 to 12/31/2007...........  $10.83586    $12.59164             0
   01/01/2008 to 12/31/2008...........  $12.59164    $ 7.08274             0
   01/01/2009 to 12/31/2009...........  $ 7.08274    $ 8.49810         2,902
   01/01/2010 to 12/31/2010...........  $ 8.49810    $10.00545        10,445
   01/01/2011 to 04/29/2011...........  $10.00545    $11.20572             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.29125         5,618
   01/01/2013 to 12/31/2013...........  $10.29125    $11.98012        11,327
   01/01/2014 to 12/31/2014...........  $11.98012    $12.33061        18,954
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10100    $ 5.56220             0
   01/01/2009 to 12/31/2009...........  $ 5.56220    $ 9.06699        23,395
   01/01/2010 to 12/31/2010...........  $ 9.06699    $10.85299        37,290
   01/01/2011 to 12/31/2011...........  $10.85299    $ 8.47100        11,321
   01/01/2012 to 12/31/2012...........  $ 8.47100    $ 9.77928        16,660
   01/01/2013 to 12/31/2013...........  $ 9.77928    $ 9.59482         2,630
   01/01/2014 to 12/31/2014...........  $ 9.59482    $ 8.95297         9,982
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02208    $10.18235             0
   01/01/2007 to 12/31/2007...........  $10.18235    $10.64459             0
   01/01/2008 to 12/31/2008...........  $10.64459    $10.53674             0
   01/01/2009 to 12/31/2009...........  $10.53674    $11.37025         1,056
   01/01/2010 to 12/31/2010...........  $11.37025    $11.56490           955
   01/01/2011 to 12/31/2011...........  $11.56490    $11.57644         3,229
   01/01/2012 to 12/31/2012...........  $11.57644    $11.86441            72
   01/01/2013 to 12/31/2013...........  $11.86441    $11.36215            14
   01/01/2014 to 12/31/2014...........  $11.36215    $11.11228            60
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97090    $10.27161             0
   01/01/2007 to 12/31/2007...........  $10.27161    $10.88965             0
   01/01/2008 to 12/31/2008...........  $10.88965    $10.41948             0
   01/01/2009 to 12/31/2009...........  $10.41948    $11.88583        36,136
   01/01/2010 to 12/31/2010...........  $11.88583    $12.53367        68,225
   01/01/2011 to 12/31/2011...........  $12.53367    $12.66037        38,568
   01/01/2012 to 12/31/2012...........  $12.66037    $13.54882        36,496
   01/01/2013 to 12/31/2013...........  $13.54882    $13.01993         6,199
   01/01/2014 to 12/31/2014...........  $13.01993    $13.28517        14,307
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19055    $10.60497       535,175
   01/01/2007 to 12/31/2007...........  $10.60497    $11.28575     1,344,079
   01/01/2008 to 12/31/2008...........  $11.28575    $ 8.89526     2,382,521
   01/01/2009 to 12/31/2009...........  $ 8.89526    $10.45297     2,632,891
   01/01/2010 to 12/31/2010...........  $10.45297    $11.31482     2,806,427
   01/01/2011 to 12/31/2011...........  $11.31482    $11.18744     2,787,380
   01/01/2012 to 12/31/2012...........  $11.18744    $12.08780     2,965,579
   01/01/2013 to 12/31/2013...........  $12.08780    $12.92344     2,448,464
   01/01/2014 to 12/31/2014...........  $12.92344    $13.38204     2,360,050
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01817    $10.06259             0
   01/01/2012 to 12/31/2012...........  $10.06259    $10.55085            82
   01/01/2013 to 12/31/2013...........  $10.55085    $10.08987         7,789
   01/01/2014 to 12/31/2014...........  $10.08987    $10.47613         7,885

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16332    $10.44382       814,698
   01/01/2007 to 12/31/2007...........  $10.44382    $11.39013     3,857,971
   01/01/2008 to 12/31/2008...........  $11.39013    $ 6.61081     2,981,775
   01/01/2009 to 12/31/2009...........  $ 6.61081    $ 8.15269     3,151,258
   01/01/2010 to 12/31/2010...........  $ 8.15269    $ 9.49915     3,107,509
   01/01/2011 to 12/31/2011...........  $ 9.49915    $ 8.72164     2,958,356
   01/01/2012 to 12/31/2012...........  $ 8.72164    $ 9.64095     2,931,572
   01/01/2013 to 12/31/2013...........  $ 9.64095    $11.04506     2,856,471
   01/01/2014 to 12/31/2014...........  $11.04506    $11.80709     2,784,909
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62248    $11.42056             0
   01/01/2007 to 12/31/2007...........  $11.42056    $11.41173             0
   01/01/2008 to 12/31/2008...........  $11.41173    $ 6.84612             0
   01/01/2009 to 12/31/2009...........  $ 6.84612    $ 8.16461           911
   01/01/2010 to 12/31/2010...........  $ 8.16461    $ 9.19572         5,022
   01/01/2011 to 12/31/2011...........  $ 9.19572    $ 9.31379         2,191
   01/01/2012 to 12/31/2012...........  $ 9.31379    $10.83195         2,506
   01/01/2013 to 12/31/2013...........  $10.83195    $14.04263           712
   01/01/2014 to 12/31/2014...........  $14.04263    $16.11343         1,705
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99825    $ 8.87224             0
   01/01/2012 to 12/31/2012...........  $ 8.87224    $ 9.82808        27,035
   01/01/2013 to 12/31/2013...........  $ 9.82808    $11.77614        28,171
   01/01/2014 to 12/31/2014...........  $11.77614    $12.27770        28,331
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08097    $ 7.32380       172,253
   01/01/2009 to 12/31/2009...........  $ 7.32380    $ 8.84650       227,014
   01/01/2010 to 12/31/2010...........  $ 8.84650    $ 9.69251       306,433
   01/01/2011 to 12/31/2011...........  $ 9.69251    $ 9.31643       325,732
   01/01/2012 to 12/31/2012...........  $ 9.31643    $10.05781       337,244
   01/01/2013 to 12/31/2013...........  $10.05781    $11.07099       306,626
   01/01/2014 to 12/31/2014...........  $11.07099    $11.39502       302,416
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09915    $ 6.67683       132,685
   01/01/2009 to 12/31/2009...........  $ 6.67683    $ 8.29136       185,016
   01/01/2010 to 12/31/2010...........  $ 8.29136    $ 9.28112       269,568
   01/01/2011 to 12/31/2011...........  $ 9.28112    $ 8.86895       246,919
   01/01/2012 to 12/31/2012...........  $ 8.86895    $10.06261       277,585
   01/01/2013 to 12/31/2013...........  $10.06261    $11.62983       357,231
   01/01/2014 to 12/31/2014...........  $11.62983    $12.00354       399,777
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45139    $11.03272             0
   01/01/2007 to 12/31/2007...........  $11.03272    $11.76249       253,263
   01/01/2008 to 12/31/2008...........  $11.76249    $ 8.03826       362,000
   01/01/2009 to 12/31/2009...........  $ 8.03826    $10.02627       485,785
   01/01/2010 to 12/31/2010...........  $10.02627    $10.97475       524,465
   01/01/2011 to 12/31/2011...........  $10.97475    $10.38093       509,329
   01/01/2012 to 12/31/2012...........  $10.38093    $11.29392       490,801
   01/01/2013 to 12/31/2013...........  $11.29392    $12.64847       466,420
   01/01/2014 to 12/31/2014...........  $12.64847    $12.75818       443,502

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.16315    $12.06616             0
   01/01/2007 to 12/31/2007...........  $12.06616    $13.13512             0
   01/01/2008 to 12/31/2008...........  $13.13512    $ 7.18873             0
   01/01/2009 to 12/31/2009...........  $ 7.18873    $ 9.33599         8,313
   01/01/2010 to 12/31/2010...........  $ 9.33599    $12.11421        12,965
   01/01/2011 to 12/31/2011...........  $12.11421    $10.30454         9,086
   01/01/2012 to 12/31/2012...........  $10.30454    $12.11213        12,705
   01/01/2013 to 12/31/2013...........  $12.11213    $16.69652         4,812
   01/01/2014 to 12/31/2014...........  $16.69652    $17.15266        13,937
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90474    $ 9.88267             0
   01/01/2007 to 12/31/2007...........  $ 9.88267    $10.36529             0
   01/01/2008 to 12/31/2008...........  $10.36529    $ 6.59557             0
   01/01/2009 to 12/31/2009...........  $ 6.59557    $ 8.64603         1,131
   01/01/2010 to 12/31/2010...........  $ 8.64603    $11.54673         2,961
   01/01/2011 to 12/31/2011...........  $11.54673    $11.19338         5,290
   01/01/2012 to 12/31/2012...........  $11.19338    $12.29157         7,928
   01/01/2013 to 12/31/2013...........  $12.29157    $16.26529         5,663
   01/01/2014 to 12/31/2014...........  $16.26529    $16.53096         6,034
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.93965    $12.46359             0
   01/01/2007 to 12/31/2007...........  $12.46359    $11.51553             0
   01/01/2008 to 12/31/2008...........  $11.51553    $ 7.92294             0
   01/01/2009 to 12/31/2009...........  $ 7.92294    $ 9.85035         4,057
   01/01/2010 to 12/31/2010...........  $ 9.85035    $12.14978         4,393
   01/01/2011 to 12/31/2011...........  $12.14978    $11.18351         1,973
   01/01/2012 to 12/31/2012...........  $11.18351    $12.93597         2,140
   01/01/2013 to 12/31/2013...........  $12.93597    $17.40023         3,369
   01/01/2014 to 12/31/2014...........  $17.40023    $17.93134           780
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68518    $11.35981        40,367
   01/01/2007 to 12/31/2007...........  $11.35981    $11.82256     2,111,934
   01/01/2008 to 12/31/2008...........  $11.82256    $ 8.57089     1,594,583
   01/01/2009 to 12/31/2009...........  $ 8.57089    $10.41585     1,723,559
   01/01/2010 to 12/31/2010...........  $10.41585    $11.37298     1,812,690
   01/01/2011 to 12/31/2011...........  $11.37298    $11.35486     1,727,428
   01/01/2012 to 12/31/2012...........  $11.35486    $12.61577     1,857,530
   01/01/2013 to 12/31/2013...........  $12.61577    $14.42921     2,041,161
   01/01/2014 to 12/31/2014...........  $14.42921    $14.95605     2,081,429
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00032    $12.20210             0
   01/01/2007 to 12/31/2007...........  $12.20210    $11.51791             0
   01/01/2008 to 12/31/2008...........  $11.51791    $ 6.55256             0
   01/01/2009 to 12/31/2009...........  $ 6.55256    $ 7.94114           840
   01/01/2010 to 12/31/2010...........  $ 7.94114    $ 8.80362         2,665
   01/01/2011 to 12/31/2011...........  $ 8.80362    $ 8.47732         1,523
   01/01/2012 to 12/31/2012...........  $ 8.47732    $ 9.73017         1,859
   01/01/2013 to 12/31/2013...........  $ 9.73017    $12.35305         3,742
   01/01/2014 to 12/31/2014...........  $12.35305    $12.99600         1,816

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93977    $10.43471            0
   01/01/2007 to 12/31/2007...........  $10.43471    $11.05504            0
   01/01/2008 to 12/31/2008...........  $11.05504    $ 6.43180            0
   01/01/2009 to 12/31/2009...........  $ 6.43180    $ 9.65708        7,231
   01/01/2010 to 12/31/2010...........  $ 9.65708    $10.94866        7,600
   01/01/2011 to 12/31/2011...........  $10.94866    $10.53687        4,208
   01/01/2012 to 12/31/2012...........  $10.53687    $12.12848        5,446
   01/01/2013 to 12/31/2013...........  $12.12848    $17.10074        3,158
   01/01/2014 to 12/31/2014...........  $17.10074    $18.13790        1,534
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.73591    $13.26331            0
   01/01/2007 to 12/31/2007...........  $13.26331    $18.24214            0
   01/01/2008 to 12/31/2008...........  $18.24214    $ 8.93123            0
   01/01/2009 to 12/31/2009...........  $ 8.93123    $13.05802       22,340
   01/01/2010 to 12/31/2010...........  $13.05802    $15.39811       42,014
   01/01/2011 to 12/31/2011...........  $15.39811    $12.82550       10,499
   01/01/2012 to 12/31/2012...........  $12.82550    $13.00913       14,660
   01/01/2013 to 12/31/2013...........  $13.00913    $14.69414       12,567
   01/01/2014 to 12/31/2014...........  $14.69414    $13.18203        8,737
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.52835    $ 9.79265            0
   01/01/2007 to 12/31/2007...........  $ 9.79265    $10.51014            0
   01/01/2008 to 12/31/2008...........  $10.51014    $10.03832            0
   01/01/2009 to 12/31/2009...........  $10.03832    $11.01755        8,692
   01/01/2010 to 12/31/2010...........  $11.01755    $11.40516        8,166
   01/01/2011 to 12/31/2011...........  $11.40516    $11.62600        5,032
   01/01/2012 to 12/31/2012...........  $11.62600    $11.97556        5,387
   01/01/2013 to 12/31/2013...........  $11.97556    $11.28342          422
   01/01/2014 to 12/31/2014...........  $11.28342    $11.10740        1,465
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62670    $11.31844            0
   01/01/2007 to 12/31/2007...........  $11.31844    $12.13812            0
   01/01/2008 to 12/31/2008...........  $12.13812    $ 6.85286            0
   01/01/2009 to 12/31/2009...........  $ 6.85286    $ 8.61586       65,688
   01/01/2010 to 12/31/2010...........  $ 8.61586    $ 9.66907       59,466
   01/01/2011 to 12/31/2011...........  $ 9.66907    $ 9.13871       38,362
   01/01/2012 to 12/31/2012...........  $ 9.13871    $ 9.93078       61,019
   01/01/2013 to 12/31/2013...........  $ 9.93078    $11.71505       83,708
   01/01/2014 to 12/31/2014...........  $11.71505    $12.09976      113,808
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99825    $ 9.97382            0
   01/01/2008 to 12/31/2008...........  $ 9.97382    $ 9.25507            0
   01/01/2009 to 12/31/2009...........  $ 9.25507    $10.11398       15,182
   01/01/2010 to 12/31/2010...........  $10.11398    $10.67324       17,950
   01/01/2011 to 12/31/2011...........  $10.67324    $11.07849        9,470
   01/01/2012 to 12/31/2012...........  $11.07849    $11.69664       11,322
   01/01/2013 to 12/31/2013...........  $11.69664    $11.27951        7,486
   01/01/2014 to 12/31/2014...........  $11.27951    $11.83691        2,545
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07798    $ 6.62220      167,263
   01/01/2009 to 12/31/2009...........  $ 6.62220    $ 8.43190      241,031
   01/01/2010 to 12/31/2010...........  $ 8.43190    $ 9.09971      350,791
   01/01/2011 to 12/31/2011...........  $ 9.09971    $ 8.75962      312,231
   01/01/2012 to 09/21/2012...........  $ 8.75962    $ 9.78063            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38254    $10.93964     1,600,148
   01/01/2007 to 12/31/2007...........  $10.93964    $11.67705     3,537,461
   01/01/2008 to 12/31/2008...........  $11.67705    $ 7.78101     3,650,928
   01/01/2009 to 12/31/2009...........  $ 7.78101    $ 9.45889     4,634,630
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258     5,137,364
   01/01/2011 to 12/31/2011...........  $10.35258    $ 9.85110     4,511,499
   01/01/2012 to 12/31/2012...........  $ 9.85110    $10.83936     4,512,237
   01/01/2013 to 12/31/2013...........  $10.83936    $11.65248     3,980,717
   01/01/2014 to 12/31/2014...........  $11.65248    $11.82550     3,583,697
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14153    $10.60866       424,382
   01/01/2007 to 12/31/2007...........  $10.60866    $11.35477       863,059
   01/01/2008 to 12/31/2008...........  $11.35477    $ 7.79118     1,109,886
   01/01/2009 to 12/31/2009...........  $ 7.79118    $ 9.61143     1,777,502
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319     2,019,590
   01/01/2011 to 12/31/2011...........  $10.68319    $10.45514     1,914,200
   01/01/2012 to 12/31/2012...........  $10.45514    $11.61448     2,135,086
   01/01/2013 to 12/31/2013...........  $11.61448    $13.23315     2,097,823
   01/01/2014 to 12/31/2014...........  $13.23315    $13.72573     1,972,645
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67819    $11.74441             0
   01/01/2007 to 12/31/2007...........  $11.74441    $11.46666             0
   01/01/2008 to 12/31/2008...........  $11.46666    $ 7.31404             0
   01/01/2009 to 12/31/2009...........  $ 7.31404    $ 8.42035        31,911
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086        45,310
   01/01/2011 to 12/31/2011...........  $ 9.37086    $ 9.48765        45,137
   01/01/2012 to 05/04/2012...........  $ 9.48765    $10.28723             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33300    $10.83221       472,641
   01/01/2007 to 12/31/2007...........  $10.83221    $11.54845     1,257,388
   01/01/2008 to 12/31/2008...........  $11.54845    $ 8.04854     1,540,491
   01/01/2009 to 12/31/2009...........  $ 8.04854    $ 9.70059     3,064,712
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023     3,948,773
   01/01/2011 to 12/31/2011...........  $10.65023    $10.28464     3,425,837
   01/01/2012 to 12/31/2012...........  $10.28464    $11.30707     3,544,040
   01/01/2013 to 12/31/2013...........  $11.30707    $13.00353     3,396,895
   01/01/2014 to 12/31/2014...........  $13.00353    $13.54010     2,787,943
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99751    $ 9.12885        80,984
   01/01/2012 to 12/31/2012...........  $ 9.12885    $ 9.98474        84,304
   01/01/2013 to 12/31/2013...........  $ 9.98474    $10.81958       174,559
   01/01/2014 to 12/31/2014...........  $10.81958    $11.09402       143,374
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $10.45656        16,940
   01/01/2014 to 12/31/2014...........  $10.45656    $10.58720        30,363

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213             0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         5,126
   01/01/2011 to 12/31/2011...........  $11.44159    $10.52792         6,183
   01/01/2012 to 12/31/2012...........  $10.52792    $11.65274         7,894
   01/01/2013 to 12/31/2013...........  $11.65274    $14.97096         5,034
   01/01/2014 to 12/31/2014...........  $14.97096    $16.13666         4,729
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50138    $11.11514     1,819,256
   01/01/2007 to 12/31/2007...........  $11.11514    $11.92105     3,806,864
   01/01/2008 to 12/31/2008...........  $11.92105    $ 7.58135     3,824,505
   01/01/2009 to 12/31/2009...........  $ 7.58135    $ 9.28814     5,711,545
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386     6,530,490
   01/01/2011 to 12/31/2011...........  $10.29386    $ 9.81857     5,407,760
   01/01/2012 to 12/31/2012...........  $ 9.81857    $10.91458     5,748,233
   01/01/2013 to 12/31/2013...........  $10.91458    $13.08906     6,008,938
   01/01/2014 to 12/31/2014...........  $13.08906    $13.68977     5,613,179
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99813    $11.60230        60,708
   01/01/2014 to 12/31/2014...........  $11.60230    $12.88496        65,602
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09141    $15.98198             0
   01/01/2007 to 12/31/2007...........  $15.98198    $12.50625             0
   01/01/2008 to 12/31/2008...........  $12.50625    $ 7.93961             0
   01/01/2009 to 12/31/2009...........  $ 7.93961    $10.23905        13,457
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076        18,915
   01/01/2011 to 12/31/2011...........  $12.88076    $13.42144        29,148
   01/01/2012 to 12/31/2012...........  $13.42144    $15.13273        30,903
   01/01/2013 to 12/31/2013...........  $15.13273    $15.25591        37,076
   01/01/2014 to 12/31/2014...........  $15.25591    $19.52324        37,677
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20289    $11.68686             0
   01/01/2007 to 12/31/2007...........  $11.68686    $ 9.39302             0
   01/01/2008 to 07/18/2008...........  $ 9.39302    $ 8.57750             0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $ 9.64906             0
   01/01/2014 to 12/31/2014...........  $ 9.64906    $ 9.91332             0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04179    $10.53003       373,790
   01/01/2007 to 12/31/2007...........  $10.53003    $11.17279       652,819
   01/01/2008 to 12/31/2008...........  $11.17279    $ 7.15487       684,409
   01/01/2009 to 12/31/2009...........  $ 7.15487    $ 8.66215       970,053
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378     1,094,089
   01/01/2011 to 12/31/2011...........  $ 9.68378    $ 9.32398       998,738
   01/01/2012 to 12/31/2012...........  $ 9.32398    $10.08333     1,031,065
   01/01/2013 to 12/31/2013...........  $10.08333    $11.31154     1,005,330
   01/01/2014 to 12/31/2014...........  $11.31154    $11.40557       895,614
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10344    $ 7.47620             0
   01/01/2009 to 12/31/2009...........  $ 7.47620    $ 8.85972       106,110
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450       239,549
   01/01/2011 to 12/31/2011...........  $ 9.81450    $ 9.35692       186,134
   01/01/2012 to 12/31/2012...........  $ 9.35692    $10.39334       233,489
   01/01/2013 to 12/31/2013...........  $10.39334    $12.11275       300,513
   01/01/2014 to 12/31/2014...........  $12.11275    $12.51742       288,795

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99814    $ 7.45232        12,613
   01/01/2009 to 11/13/2009...........  $ 7.45232    $ 8.29100             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.70381     1,597,720
   01/01/2013 to 12/31/2013...........  $10.70381    $13.02381     1,551,039
   01/01/2014 to 12/31/2014...........  $13.02381    $13.13555     1,415,550
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99813    $10.77163        51,227
   01/01/2014 to 12/31/2014...........  $10.77163    $10.79879        57,889
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17481    $ 6.09650             0
   01/01/2009 to 12/31/2009...........  $ 6.09650    $ 8.05116        11,445
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002        24,643
   01/01/2011 to 12/31/2011...........  $ 9.46002    $ 8.78163        19,788
   01/01/2012 to 12/31/2012...........  $ 8.78163    $10.88468        22,310
   01/01/2013 to 12/31/2013...........  $10.88468    $11.10256        34,587
   01/01/2014 to 12/31/2014...........  $11.10256    $12.36411        22,255
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19701    $11.50977             0
   01/01/2007 to 12/31/2007...........  $11.50977    $12.82386             0
   01/01/2008 to 12/31/2008...........  $12.82386    $ 7.48722             0
   01/01/2009 to 12/31/2009...........  $ 7.48722    $10.93431        43,192
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814        53,396
   01/01/2011 to 12/31/2011...........  $11.78814    $11.06745        52,648
   01/01/2012 to 12/31/2012...........  $11.06745    $12.95645        58,705
   01/01/2013 to 12/31/2013...........  $12.95645    $16.43180        91,973
   01/01/2014 to 02/07/2014...........  $16.43180    $16.15486             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61064    $11.70917             0
   01/01/2007 to 12/31/2007...........  $11.70917    $12.03143             0
   01/01/2008 to 12/31/2008...........  $12.03143    $ 6.97511             0
   01/01/2009 to 12/31/2009...........  $ 6.97511    $ 8.12654        39,583
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759        72,779
   01/01/2011 to 12/31/2011...........  $ 8.96759    $ 8.28237        36,851
   01/01/2012 to 12/31/2012...........  $ 8.28237    $ 9.68809        42,794
   01/01/2013 to 12/31/2013...........  $ 9.68809    $12.64699        91,383
   01/01/2014 to 12/31/2014...........  $12.64699    $13.98609        72,433
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07819    $10.93456             0
   01/01/2007 to 12/31/2007...........  $10.93456    $12.75534             0
   01/01/2008 to 12/31/2008...........  $12.75534    $ 7.38191             0
   01/01/2009 to 12/31/2009...........  $ 7.38191    $11.33587        50,108
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803        74,901
   01/01/2011 to 12/31/2011...........  $13.27803    $12.59342        48,591
   01/01/2012 to 12/31/2012...........  $12.59342    $14.72440        80,352
   01/01/2013 to 12/31/2013...........  $14.72440    $19.02687        82,634
   01/01/2014 to 12/31/2014...........  $19.02687    $20.74304        77,925
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08911    $ 7.58468         3,905
   01/01/2009 to 12/31/2009...........  $ 7.58468    $ 9.14789       502,973
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940       724,144
   01/01/2011 to 12/31/2011...........  $ 9.97940    $ 9.70594       638,997
   01/01/2012 to 12/31/2012...........  $ 9.70594    $10.44837       664,544
   01/01/2013 to 12/31/2013...........  $10.44837    $11.21657       657,922
   01/01/2014 to 12/31/2014...........  $11.21657    $11.40747       634,353

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03302    $ 7.61835             0
   01/01/2009 to 12/31/2009...........  $ 7.61835    $ 9.44641        10,566
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578        19,745
   01/01/2011 to 12/31/2011...........  $11.70578    $11.59196        19,295
   01/01/2012 to 12/31/2012...........  $11.59196    $13.10878        22,555
   01/01/2013 to 12/31/2013...........  $13.10878    $17.78780        61,133
   01/01/2014 to 12/31/2014...........  $17.78780    $18.63957        67,519
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50126    $12.68570             0
   01/01/2007 to 12/31/2007...........  $12.68570    $12.54510             0
   01/01/2008 to 12/31/2008...........  $12.54510    $ 7.68854             0
   01/01/2009 to 12/31/2009...........  $ 7.68854    $ 8.88795        22,055
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915        27,202
   01/01/2011 to 12/31/2011...........  $ 9.76915    $ 9.50286        16,188
   01/01/2012 to 12/31/2012...........  $ 9.50286    $10.53358        19,902
   01/01/2013 to 12/31/2013...........  $10.53358    $13.86255        24,280
   01/01/2014 to 12/31/2014...........  $13.86255    $13.76195        25,800
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05159    $10.58061             0
   01/01/2007 to 12/31/2007...........  $10.58061    $10.59817             0
   01/01/2008 to 12/31/2008...........  $10.59817    $ 7.71350             0
   01/01/2009 to 12/31/2009...........  $ 7.71350    $10.22092        18,211
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996        28,487
   01/01/2011 to 12/31/2011...........  $11.33996    $11.43711        24,583
   01/01/2012 to 12/31/2012...........  $11.43711    $12.73073        28,637
   01/01/2013 to 12/31/2013...........  $12.73073    $13.33806        27,634
   01/01/2014 to 12/31/2014...........  $13.33806    $13.37164        25,909
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99165    $10.56332             0
   01/01/2007 to 12/31/2007...........  $10.56332    $12.29178             0
   01/01/2008 to 12/31/2008...........  $12.29178    $ 5.97954             0
   01/01/2009 to 12/31/2009...........  $ 5.97954    $ 7.90775        34,217
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072        40,087
   01/01/2011 to 12/31/2011...........  $ 8.85072    $ 7.53378        30,791
   01/01/2012 to 12/31/2012...........  $ 7.53378    $ 8.86389        37,956
   01/01/2013 to 12/31/2013...........  $ 8.86389    $10.31589        37,684
   01/01/2014 to 12/31/2014...........  $10.31589    $ 9.52677        37,774
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00980    $10.82527             0
   01/01/2007 to 12/31/2007...........  $10.82527    $12.46444             0
   01/01/2008 to 12/31/2008...........  $12.46444    $ 6.82250             0
   01/01/2009 to 12/31/2009...........  $ 6.82250    $ 8.70312        26,080
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037        37,505
   01/01/2011 to 12/31/2011...........  $ 9.45037    $ 8.07874        25,333
   01/01/2012 to 12/31/2012...........  $ 8.07874    $ 9.21373        32,623
   01/01/2013 to 12/31/2013...........  $ 9.21373    $10.75994        33,814
   01/01/2014 to 12/31/2014...........  $10.75994    $ 9.81286        31,209
AST INVESTMENT GRADE BOND PORTFOLIO
   04/30/2009* to 12/31/2009..........  $10.00000    $10.83253         1,635
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376         6,091
   01/01/2011 to 12/31/2011...........  $11.73376    $12.89793     3,863,808
   01/01/2012 to 12/31/2012...........  $12.89793    $13.79278     1,572,043
   01/01/2013 to 12/31/2013...........  $13.79278    $13.05358       429,073
   01/01/2014 to 12/31/2014...........  $13.05358    $13.61868       538,817

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11162    $ 7.11052        5,574
   01/01/2009 to 12/31/2009...........  $ 7.11052    $ 8.80420      492,765
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553      752,454
   01/01/2011 to 12/31/2011...........  $ 9.79553    $ 9.52105      590,661
   01/01/2012 to 12/31/2012...........  $ 9.52105    $10.57078      712,315
   01/01/2013 to 12/31/2013...........  $10.57078    $12.01556      772,774
   01/01/2014 to 12/31/2014...........  $12.01556    $12.49292      733,956
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06881    $12.72312            0
   01/01/2007 to 12/31/2007...........  $12.72312    $13.60959            0
   01/01/2008 to 12/31/2008...........  $13.60959    $ 7.79817            0
   01/01/2009 to 12/31/2009...........  $ 7.79817    $10.35804      142,828
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122       97,893
   01/01/2011 to 12/31/2011...........  $10.85122    $ 9.63698       79,641
   01/01/2012 to 12/31/2012...........  $ 9.63698    $11.48382       88,347
   01/01/2013 to 12/31/2013...........  $11.48382    $12.94997      139,829
   01/01/2014 to 12/31/2014...........  $12.94997    $11.85292      132,671
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90341    $11.48321            0
   01/01/2007 to 12/31/2007...........  $11.48321    $11.44173      135,916
   01/01/2008 to 12/31/2008...........  $11.44173    $ 9.21405      389,245
   01/01/2009 to 12/31/2009...........  $ 9.21405    $10.99024      491,443
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951      515,178
   01/01/2011 to 12/31/2011...........  $11.52951    $11.29693      465,852
   01/01/2012 to 12/31/2012...........  $11.29693    $12.22630      488,641
   01/01/2013 to 12/31/2013...........  $12.22630    $13.27000      471,230
   01/01/2014 to 12/31/2014...........  $13.27000    $13.67845      432,935
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234            0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859       12,626
   01/01/2011 to 12/31/2011...........  $11.18859    $11.00994        4,099
   01/01/2012 to 12/31/2012...........  $11.00994    $12.39649        4,790
   01/01/2013 to 12/31/2013...........  $12.39649    $16.54020        3,186
   01/01/2014 to 12/31/2014...........  $16.54020    $17.70496        3,105
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04291    $12.16274            0
   01/01/2007 to 12/31/2007...........  $12.16274    $11.53283            0
   01/01/2008 to 12/31/2008...........  $11.53283    $ 6.59589            0
   01/01/2009 to 12/31/2009...........  $ 6.59589    $ 7.70055        7,953
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795        4,112
   01/01/2011 to 12/31/2011...........  $ 8.51795    $ 7.97841        2,793
   01/01/2012 to 12/31/2012...........  $ 7.97841    $ 9.11568        2,856
   01/01/2013 to 12/31/2013...........  $ 9.11568    $12.46280       31,071
   01/01/2014 to 12/31/2014...........  $12.46280    $13.85728       38,880
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11556    $11.37187            0
   01/01/2007 to 12/31/2007...........  $11.37187    $12.77831            0
   01/01/2008 to 12/31/2008...........  $12.77831    $ 7.03710            0
   01/01/2009 to 12/31/2009...........  $ 7.03710    $ 8.92597      155,405
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883       97,355
   01/01/2011 to 12/31/2011...........  $10.44883    $10.12099       82,837
   01/01/2012 to 12/31/2012...........  $10.12099    $11.10653      100,725
   01/01/2013 to 12/31/2013...........  $11.10653    $14.83180       91,008
   01/01/2014 to 12/31/2014...........  $14.83180    $16.03371      175,341

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17666    $10.62529            0
   01/01/2007 to 12/31/2007...........  $10.62529    $11.01730            0
   01/01/2008 to 12/31/2008...........  $11.01730    $ 8.26531            0
   01/01/2009 to 12/31/2009...........  $ 8.26531    $10.87532       24,230
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706       31,946
   01/01/2011 to 12/31/2011...........  $12.05706    $12.98528       41,423
   01/01/2012 to 12/31/2012...........  $12.98528    $13.44559       55,025
   01/01/2013 to 12/31/2013...........  $13.44559    $12.88038       39,803
   01/01/2014 to 12/31/2014...........  $12.88038    $13.39520       62,927
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.40619    $12.66709            0
   01/01/2007 to 12/31/2007...........  $12.66709    $13.54490            0
   01/01/2008 to 12/31/2008...........  $13.54490    $ 8.73970            0
   01/01/2009 to 12/31/2009...........  $ 8.73970    $11.23486       57,798
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530      124,310
   01/01/2011 to 12/31/2011...........  $12.30530    $11.65219       67,237
   01/01/2012 to 12/31/2012...........  $11.65219    $14.01846      113,194
   01/01/2013 to 12/31/2013...........  $14.01846    $17.49024      130,064
   01/01/2014 to 12/31/2014...........  $17.49024    $17.71763      123,917
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01921    $11.47554            0
   01/01/2007 to 12/31/2007...........  $11.47554    $12.91081            0
   01/01/2008 to 12/31/2008...........  $12.91081    $ 8.03870            0
   01/01/2009 to 12/31/2009...........  $ 8.03870    $ 9.76781        7,646
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895       12,348
   01/01/2011 to 12/31/2011...........  $10.76895    $10.46467       14,878
   01/01/2012 to 12/31/2012...........  $10.46467    $11.97661       15,312
   01/01/2013 to 12/31/2013...........  $11.97661    $16.00478       21,911
   01/01/2014 to 12/31/2014...........  $16.00478    $17.00761       18,794
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99814    $10.17373            0
   01/01/2013 to 12/31/2013...........  $10.17373    $13.37657            0
   01/01/2014 to 12/31/2014...........  $13.37657    $14.41184        5,230
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02184    $11.50338            0
   01/01/2007 to 12/31/2007...........  $11.50338    $11.55277            0
   01/01/2008 to 12/31/2008...........  $11.55277    $ 6.98732            0
   01/01/2009 to 12/31/2009...........  $ 6.98732    $ 9.48619       13,814
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229       17,737
   01/01/2011 to 12/31/2011...........  $11.46229    $10.81819        9,906
   01/01/2012 to 12/31/2012...........  $10.81819    $12.52141        8,944
   01/01/2013 to 12/31/2013...........  $12.52141    $16.20755        8,997
   01/01/2014 to 12/31/2014...........  $16.20755    $18.21469        6,848
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99931    $10.16774            0
   01/01/2007 to 12/31/2007...........  $10.16774    $10.42533            0
   01/01/2008 to 12/31/2008...........  $10.42533    $10.44662            0
   01/01/2009 to 12/31/2009...........  $10.44662    $10.23676       21,842
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912       68,352
   01/01/2011 to 12/31/2011...........  $10.00912    $ 9.78655      141,326
   01/01/2012 to 12/31/2012...........  $ 9.78655    $ 9.56663       94,510
   01/01/2013 to 12/31/2013...........  $ 9.56663    $ 9.35158       42,614
   01/01/2014 to 12/31/2014...........  $ 9.35158    $ 9.14136       46,699

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62655    $11.72486            0
   01/01/2007 to 12/31/2007...........  $11.72486    $11.82312            0
   01/01/2008 to 12/31/2008...........  $11.82312    $ 6.67312            0
   01/01/2009 to 12/31/2009...........  $ 6.67312    $ 9.17426       90,627
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988       85,558
   01/01/2011 to 12/31/2011...........  $11.06988    $10.55254       65,485
   01/01/2012 to 12/31/2012...........  $10.55254    $12.08173      104,204
   01/01/2013 to 12/31/2013...........  $12.08173    $16.77143      156,285
   01/01/2014 to 12/31/2014...........  $16.77143    $18.73061      143,373
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02804    $10.06016          739
   01/01/2012 to 12/31/2012...........  $10.06016    $10.31283       10,806
   01/01/2013 to 12/31/2013...........  $10.31283    $ 9.79532            0
   01/01/2014 to 12/31/2014...........  $ 9.79532    $10.06817        5,345
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32946    $12.57489            0
   01/01/2007 to 12/31/2007...........  $12.57489    $15.01983            0
   01/01/2008 to 12/31/2008...........  $15.01983    $ 8.34158            0
   01/01/2009 to 12/31/2009...........  $ 8.34158    $10.58299       58,714
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188      100,724
   01/01/2011 to 12/31/2011...........  $13.31188    $13.23245       11,315
   01/01/2012 to 12/31/2012...........  $13.23245    $14.53608       14,492
   01/01/2013 to 12/31/2013...........  $14.53608    $18.84307       15,086
   01/01/2014 to 12/31/2014...........  $18.84307    $19.88175       14,407
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46967    $10.80728            0
   01/01/2007 to 12/31/2007...........  $10.80728    $12.53991            0
   01/01/2008 to 12/31/2008...........  $12.53991    $ 7.04323            0
   01/01/2009 to 12/31/2009...........  $ 7.04323    $ 8.43830       17,360
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054       18,659
   01/01/2011 to 04/29/2011...........  $ 9.92054    $11.10530            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.28113       48,057
   01/01/2013 to 12/31/2013...........  $10.28113    $11.95086       39,921
   01/01/2014 to 12/31/2014...........  $11.95086    $12.28242       35,666
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10088    $ 5.55848            0
   01/01/2009 to 12/31/2009...........  $ 5.55848    $ 9.04757      181,323
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385      328,792
   01/01/2011 to 12/31/2011...........  $10.81385    $ 8.42811      104,981
   01/01/2012 to 12/31/2012...........  $ 8.42811    $ 9.71539      134,770
   01/01/2013 to 12/31/2013...........  $ 9.71539    $ 9.51805      170,990
   01/01/2014 to 12/31/2014...........  $ 9.51805    $ 8.86830      166,376
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.00525    $10.15533            0
   01/01/2007 to 12/31/2007...........  $10.15533    $10.60065            0
   01/01/2008 to 12/31/2008...........  $10.60065    $10.47781            0
   01/01/2009 to 12/31/2009...........  $10.47781    $11.29002       29,049
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655       31,539
   01/01/2011 to 12/31/2011...........  $11.46655    $11.46118       35,983
   01/01/2012 to 12/31/2012...........  $11.46118    $11.72899       37,863
   01/01/2013 to 12/31/2013...........  $11.72899    $11.21591       74,755
   01/01/2014 to 12/31/2014...........  $11.21591    $10.95294       27,047

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97078    $10.26154             0
   01/01/2007 to 12/31/2007...........  $10.26154    $10.86301             0
   01/01/2008 to 12/31/2008...........  $10.86301    $10.37888             0
   01/01/2009 to 12/31/2009...........  $10.37888    $11.82223       353,561
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845       853,716
   01/01/2011 to 12/31/2011...........  $12.44845    $12.55575       603,368
   01/01/2012 to 12/31/2012...........  $12.55575    $13.41715       665,696
   01/01/2013 to 12/31/2013...........  $13.41715    $12.87458       559,958
   01/01/2014 to 12/31/2014...........  $12.87458    $13.11750       482,999
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18438    $10.58832       181,115
   01/01/2007 to 12/31/2007...........  $10.58832    $11.25143       231,885
   01/01/2008 to 12/31/2008...........  $11.25143    $ 8.85527       671,591
   01/01/2009 to 12/31/2009...........  $ 8.85527    $10.39060     1,642,238
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093     1,684,823
   01/01/2011 to 12/31/2011...........  $11.23093    $11.08818     1,648,105
   01/01/2012 to 12/31/2012...........  $11.08818    $11.96291     1,806,643
   01/01/2013 to 12/31/2013...........  $11.96291    $12.77116     1,623,563
   01/01/2014 to 12/31/2014...........  $12.77116    $13.20504     1,494,637
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01805    $10.06005         1,282
   01/01/2012 to 12/31/2012...........  $10.06005    $10.53264         1,648
   01/01/2013 to 12/31/2013...........  $10.53264    $10.05767       112,440
   01/01/2014 to 12/31/2014...........  $10.05767    $10.42743       109,431
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16144    $10.43165       283,763
   01/01/2007 to 12/31/2007...........  $10.43165    $11.36002       659,236
   01/01/2008 to 12/31/2008...........  $11.36002    $ 6.58367       655,583
   01/01/2009 to 12/31/2009...........  $ 6.58367    $ 8.10732     1,532,700
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250     1,911,779
   01/01/2011 to 12/31/2011...........  $ 9.43250    $ 8.64767     1,594,603
   01/01/2012 to 12/31/2012...........  $ 8.64767    $ 9.54508     1,783,198
   01/01/2013 to 12/31/2013...........  $ 9.54508    $10.91902     1,446,643
   01/01/2014 to 12/31/2014...........  $10.91902    $11.65528     1,396,560
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60473    $11.39044             0
   01/01/2007 to 12/31/2007...........  $11.39044    $11.36487             0
   01/01/2008 to 12/31/2008...........  $11.36487    $ 6.80785             0
   01/01/2009 to 12/31/2009...........  $ 6.80785    $ 8.10701        36,891
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744        54,039
   01/01/2011 to 12/31/2011...........  $ 9.11744    $ 9.22101        34,037
   01/01/2012 to 12/31/2012...........  $ 9.22101    $10.70831        40,383
   01/01/2013 to 12/31/2013...........  $10.70831    $13.86199        57,740
   01/01/2014 to 12/31/2014...........  $13.86199    $15.88287        47,998
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99813    $ 8.86352             0
   01/01/2012 to 12/31/2012...........  $ 8.86352    $ 9.80389             0
   01/01/2013 to 12/31/2013...........  $ 9.80389    $11.73000             0
   01/01/2014 to 12/31/2014...........  $11.73000    $12.21170             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08093    $ 7.31661         6,340
   01/01/2009 to 12/31/2009...........  $ 7.31661    $ 8.82485       737,299
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463     1,444,005
   01/01/2011 to 12/31/2011...........  $ 9.65463    $ 9.26641     1,175,865
   01/01/2012 to 12/31/2012...........  $ 9.26641    $ 9.98915     1,264,108
   01/01/2013 to 12/31/2013...........  $ 9.98915    $10.97919     1,082,425
   01/01/2014 to 12/31/2014...........  $10.97919    $11.28386     1,011,129

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09911    $ 6.67029         5,346
   01/01/2009 to 12/31/2009...........  $ 6.67029    $ 8.27102       539,801
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479     1,143,600
   01/01/2011 to 12/31/2011...........  $ 9.24479    $ 8.82135       769,975
   01/01/2012 to 12/31/2012...........  $ 8.82135    $ 9.99402       986,280
   01/01/2013 to 12/31/2013...........  $ 9.99402    $11.53373     1,100,674
   01/01/2014 to 12/31/2014...........  $11.53373    $11.88687     1,085,434
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43396    $11.00360             0
   01/01/2007 to 12/31/2007...........  $11.00360    $11.71424        33,547
   01/01/2008 to 12/31/2008...........  $11.71424    $ 7.99351        66,817
   01/01/2009 to 12/31/2009...........  $ 7.99351    $ 9.95586       897,972
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156     1,422,432
   01/01/2011 to 12/31/2011...........  $10.88156    $10.27765     1,103,568
   01/01/2012 to 12/31/2012...........  $10.27765    $11.16511     1,197,387
   01/01/2013 to 12/31/2013...........  $11.16511    $12.48579     1,149,605
   01/01/2014 to 12/31/2014...........  $12.48579    $12.57570       885,007
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14275    $12.03427             0
   01/01/2007 to 12/31/2007...........  $12.03427    $13.08104             0
   01/01/2008 to 12/31/2008...........  $13.08104    $ 7.14856             0
   01/01/2009 to 12/31/2009...........  $ 7.14856    $ 9.27013        13,008
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118        17,888
   01/01/2011 to 12/31/2011...........  $12.01118    $10.20193        29,595
   01/01/2012 to 12/31/2012...........  $10.20193    $11.97389        31,151
   01/01/2013 to 12/31/2013...........  $11.97389    $16.48166        60,143
   01/01/2014 to 12/31/2014...........  $16.48166    $16.90710        50,003
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90461    $ 9.87296             0
   01/01/2007 to 12/31/2007...........  $ 9.87296    $10.33994             0
   01/01/2008 to 12/31/2008...........  $10.33994    $ 6.56974             0
   01/01/2009 to 12/31/2009...........  $ 6.56974    $ 8.59961        59,475
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782        35,079
   01/01/2011 to 12/31/2011...........  $11.46782    $11.10068        27,464
   01/01/2012 to 12/31/2012...........  $11.10068    $12.17187        46,563
   01/01/2013 to 12/31/2013...........  $12.17187    $16.08335        50,452
   01/01/2014 to 12/31/2014...........  $16.08335    $16.32209        48,610
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91975    $12.43066             0
   01/01/2007 to 12/31/2007...........  $12.43066    $11.46817             0
   01/01/2008 to 12/31/2008...........  $11.46817    $ 7.87877             0
   01/01/2009 to 12/31/2009...........  $ 7.87877    $ 9.78101         9,018
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659         9,707
   01/01/2011 to 12/31/2011...........  $12.04659    $11.07233         7,017
   01/01/2012 to 12/31/2012...........  $11.07233    $12.78859         9,087
   01/01/2013 to 12/31/2013...........  $12.78859    $17.17681         9,357
   01/01/2014 to 12/31/2014...........  $17.17681    $17.67519         9,046

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66736    $11.32989        21,780
   01/01/2007 to 12/31/2007...........  $11.32989    $11.77409       403,206
   01/01/2008 to 12/31/2008...........  $11.77409    $ 8.52312       539,620
   01/01/2009 to 12/31/2009...........  $ 8.52312    $10.34266     1,395,565
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647     1,658,234
   01/01/2011 to 12/31/2011...........  $11.27647    $11.24209     1,517,587
   01/01/2012 to 12/31/2012...........  $11.24209    $12.47207     1,598,339
   01/01/2013 to 12/31/2013...........  $12.47207    $14.24387     1,545,629
   01/01/2014 to 12/31/2014...........  $14.24387    $14.74231     1,456,615
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98195    $12.16986             0
   01/01/2007 to 12/31/2007...........  $12.16986    $11.47051             0
   01/01/2008 to 12/31/2008...........  $11.47051    $ 6.51593             0
   01/01/2009 to 12/31/2009...........  $ 6.51593    $ 7.88518       196,455
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888       165,639
   01/01/2011 to 12/31/2011...........  $ 8.72888    $ 8.39306       117,627
   01/01/2012 to 12/31/2012...........  $ 8.39306    $ 9.61933       204,870
   01/01/2013 to 12/31/2013...........  $ 9.61933    $12.19460       208,100
   01/01/2014 to 12/31/2014...........  $12.19460    $12.81051       229,398
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93965    $10.42445             0
   01/01/2007 to 12/31/2007...........  $10.42445    $11.02786             0
   01/01/2008 to 12/31/2008...........  $11.02786    $ 6.40651             0
   01/01/2009 to 12/31/2009...........  $ 6.40651    $ 9.60494       180,759
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354       148,566
   01/01/2011 to 12/31/2011...........  $10.87354    $10.44927        96,780
   01/01/2012 to 12/31/2012...........  $10.44927    $12.00993       170,072
   01/01/2013 to 12/31/2013...........  $12.00993    $16.90868       171,872
   01/01/2014 to 12/31/2014...........  $16.90868    $17.90792       180,790
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.71289    $13.22824             0
   01/01/2007 to 12/31/2007...........  $13.22824    $18.16705             0
   01/01/2008 to 12/31/2008...........  $18.16705    $ 8.88133             0
   01/01/2009 to 12/31/2009...........  $ 8.88133    $12.96586        34,738
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697       168,286
   01/01/2011 to 12/31/2011...........  $15.26697    $12.69771        49,337
   01/01/2012 to 12/31/2012...........  $12.69771    $12.86055        69,274
   01/01/2013 to 12/31/2013...........  $12.86055    $14.50493        39,702
   01/01/2014 to 12/31/2014...........  $14.50493    $12.99312        39,180
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51240    $ 9.76680             0
   01/01/2007 to 12/31/2007...........  $ 9.76680    $10.46691             0
   01/01/2008 to 12/31/2008...........  $10.46691    $ 9.98246             0
   01/01/2009 to 12/31/2009...........  $ 9.98246    $10.94031        25,100
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855        37,393
   01/01/2011 to 12/31/2011...........  $11.30855    $11.51060        33,700
   01/01/2012 to 12/31/2012...........  $11.51060    $11.83935        37,344
   01/01/2013 to 12/31/2013...........  $11.83935    $11.13870        27,862
   01/01/2014 to 12/31/2014...........  $11.13870    $10.94878        24,645

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62035    $11.30056             0
   01/01/2007 to 12/31/2007...........  $11.30056    $12.10105             0
   01/01/2008 to 12/31/2008...........  $12.10105    $ 6.82187             0
   01/01/2009 to 12/31/2009...........  $ 6.82187    $ 8.56459        39,138
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753        71,363
   01/01/2011 to 12/31/2011...........  $ 9.59753    $ 9.05781        73,122
   01/01/2012 to 12/31/2012...........  $ 9.05781    $ 9.82842        83,022
   01/01/2013 to 12/31/2013...........  $ 9.82842    $11.57734       151,360
   01/01/2014 to 12/31/2014...........  $11.57734    $11.93989       200,960
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99813    $ 9.97203             0
   01/01/2008 to 12/31/2008...........  $ 9.97203    $ 9.23980             0
   01/01/2009 to 12/31/2009...........  $ 9.23980    $10.08246       174,062
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443       154,181
   01/01/2011 to 12/31/2011...........  $10.62443    $11.01173       115,301
   01/01/2012 to 12/31/2012...........  $11.01173    $11.60902       179,664
   01/01/2013 to 12/31/2013...........  $11.60902    $11.17857       230,627
   01/01/2014 to 12/31/2014...........  $11.17857    $11.71370       252,993
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07794    $ 6.61569         2,128
   01/01/2009 to 12/31/2009...........  $ 6.61569    $ 8.41122     1,019,921
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421     1,782,273
   01/01/2011 to 12/31/2011...........  $ 9.06421    $ 8.71266     1,450,259
   01/01/2012 to 09/21/2012...........  $ 8.71266    $ 9.71788             0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.35%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.75834    $ 9.43986     4,252,347
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669     4,627,984
   01/01/2011 to 12/31/2011...........  $10.32669    $ 9.82155     4,134,047
   01/01/2012 to 12/31/2012...........  $ 9.82155    $10.80162     4,142,341
   01/01/2013 to 12/31/2013...........  $10.80162    $11.60621     3,797,166
   01/01/2014 to 12/31/2014...........  $11.60621    $11.77279     3,432,204
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.76909    $ 9.59354     1,512,563
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815     1,845,579
   01/01/2011 to 12/31/2011...........  $10.65815    $10.42545     1,631,826
   01/01/2012 to 12/31/2012...........  $10.42545    $11.57599     1,978,813
   01/01/2013 to 12/31/2013...........  $11.57599    $13.18283     2,018,738
   01/01/2014 to 12/31/2014...........  $13.18283    $13.66683     1,951,682
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.80294    $ 8.40065         9,247
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431        11,631
   01/01/2011 to 12/31/2011...........  $ 9.34431    $ 9.45612        18,869
   01/01/2012 to 05/04/2012...........  $ 9.45612    $10.25131             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.07145    $ 9.68123     6,554,519
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384     7,582,411
   01/01/2011 to 12/31/2011...........  $10.62384    $10.25414     6,755,067
   01/01/2012 to 12/31/2012...........  $10.25414    $11.26816     6,690,157
   01/01/2013 to 12/31/2013...........  $11.26816    $12.95246     6,282,078
   01/01/2014 to 12/31/2014...........  $12.95246    $13.48039     5,747,290
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99745    $ 9.12583     2,850,644
   01/01/2012 to 12/31/2012...........  $ 9.12583    $ 9.97661     2,504,221
   01/01/2013 to 12/31/2013...........  $ 9.97661    $10.80546     2,282,040
   01/01/2014 to 12/31/2014...........  $10.80546    $11.07411     2,068,351
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $10.45312             0
   01/01/2014 to 12/31/2014...........  $10.45312    $10.57853         3,970
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.66533    $ 9.33072             0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070             0
   01/01/2011 to 12/31/2011...........  $10.08070    $10.79913             0
   01/01/2012 to 12/31/2012...........  $10.79913    $10.99016             0
   01/01/2013 to 12/31/2013...........  $10.99016    $10.66395             0
   01/01/2014 to 12/31/2014...........  $10.66395    $10.46711             0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.29399    $10.99506       157,323
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428        79,553
   01/01/2011 to 12/31/2011...........  $11.94428    $13.25529        38,886
   01/01/2012 to 12/31/2012...........  $13.25529    $13.69068        30,006
   01/01/2013 to 12/31/2013...........  $13.69068    $12.95592         8,130
   01/01/2014 to 12/31/2014...........  $12.95592    $12.99545         8,125

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.25511    $10.86376        55,243
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023       117,733
   01/01/2011 to 12/31/2011...........  $11.82023    $13.39413        94,375
   01/01/2012 to 12/31/2012...........  $13.39413    $13.85289        69,766
   01/01/2013 to 12/31/2013...........  $13.85289    $12.88083        30,534
   01/01/2014 to 12/31/2014...........  $12.88083    $13.12176        28,718
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.35768    $ 8.74446             0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565        48,213
   01/01/2011 to 12/31/2011...........  $ 9.55565    $11.08034        13,583
   01/01/2012 to 12/31/2012...........  $11.08034    $11.50966         2,510
   01/01/2013 to 12/31/2013...........  $11.50966    $10.51262             0
   01/01/2014 to 12/31/2014...........  $10.51262    $10.90380             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270        70,632
   01/01/2011 to 12/31/2011...........  $10.95270    $12.87421        34,741
   01/01/2012 to 12/31/2012...........  $12.87421    $13.43279         8,558
   01/01/2013 to 12/31/2013...........  $13.43279    $12.20553             0
   01/01/2014 to 12/31/2014...........  $12.20553    $12.84121             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99809    $11.96009        78,715
   01/01/2012 to 12/31/2012...........  $11.96009    $12.36832        47,478
   01/01/2013 to 12/31/2013...........  $12.36832    $10.90661             0
   01/01/2014 to 12/31/2014...........  $10.90661    $11.76109             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99746    $10.34627        68,897
   01/01/2013 to 12/31/2013...........  $10.34627    $ 9.07766       207,444
   01/01/2014 to 12/31/2014...........  $ 9.07766    $ 9.98847        53,885
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99873    $ 8.70520        56,592
   01/01/2014 to 12/31/2014...........  $ 8.70520    $ 9.74626        29,841
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99873    $11.24581        55,718
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149         6,043
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520        41,637
   01/01/2011 to 12/31/2011...........  $11.43520    $10.51686        23,719
   01/01/2012 to 12/31/2012...........  $10.51686    $11.63480        26,385
   01/01/2013 to 12/31/2013...........  $11.63480    $14.94057        27,729
   01/01/2014 to 12/31/2014...........  $14.94057    $16.09598        25,742
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.57101    $ 9.26952     5,034,909
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814     6,212,739
   01/01/2011 to 12/31/2011...........  $10.26814    $ 9.78927     5,138,561
   01/01/2012 to 12/31/2012...........  $ 9.78927    $10.87660     5,417,142
   01/01/2013 to 12/31/2013...........  $10.87660    $13.03710     5,557,153
   01/01/2014 to 12/31/2014...........  $13.03710    $13.62879     5,356,872
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99809    $11.59758           849
   01/01/2014 to 12/31/2014...........  $11.59758    $12.87345         4,712

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77850    $10.21482        13,319
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404        26,665
   01/01/2011 to 12/31/2011...........  $12.84404    $13.37666        16,530
   01/01/2012 to 12/31/2012...........  $13.37666    $15.07483        28,389
   01/01/2013 to 12/31/2013...........  $15.07483    $15.19011        31,471
   01/01/2014 to 12/31/2014...........  $15.19011    $19.42952        32,625
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $ 9.64589         5,934
   01/01/2014 to 12/31/2014...........  $ 9.64589    $ 9.90521         9,050
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.05134    $ 8.64605       963,011
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094     1,503,201
   01/01/2011 to 12/31/2011...........  $ 9.66094    $ 9.29742     1,212,660
   01/01/2012 to 12/31/2012...........  $ 9.29742    $10.04957     1,337,469
   01/01/2013 to 12/31/2013...........  $10.04957    $11.26814     1,394,472
   01/01/2014 to 12/31/2014...........  $11.26814    $11.35634     1,202,583
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42635    $ 8.85245       180,716
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162       264,585
   01/01/2011 to 12/31/2011...........  $ 9.80162    $ 9.34014       209,356
   01/01/2012 to 12/31/2012...........  $ 9.34014    $10.36964       354,184
   01/01/2013 to 12/31/2013...........  $10.36964    $12.07928       436,263
   01/01/2014 to 12/31/2014...........  $12.07928    $12.47680       439,579
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.70020       910,810
   01/01/2013 to 12/31/2013...........  $10.70020    $13.01302       964,020
   01/01/2014 to 12/31/2014...........  $13.01302    $13.11820       870,978
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99809    $10.76816        71,113
   01/01/2014 to 12/31/2014...........  $10.76816    $10.79012        76,525
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.70107    $ 8.04541        12,087
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866        17,206
   01/01/2011 to 12/31/2011...........  $ 9.44866    $ 8.76681        15,171
   01/01/2012 to 12/31/2012...........  $ 8.76681    $10.86107        13,808
   01/01/2013 to 12/31/2013...........  $10.86107    $11.07301        21,789
   01/01/2014 to 12/31/2014...........  $11.07301    $12.32515        21,433
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.54908    $10.90871        50,148
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486        72,164
   01/01/2011 to 12/31/2011...........  $11.75486    $11.03082        45,755
   01/01/2012 to 12/31/2012...........  $11.03082    $12.90724        58,554
   01/01/2013 to 12/31/2013...........  $12.90724    $16.36123        61,946
   01/01/2014 to 02/07/2014...........  $16.36123    $16.08464             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.73628    $ 8.10749        15,876
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216        17,185
   01/01/2011 to 12/31/2011...........  $ 8.94216    $ 8.25493        17,348
   01/01/2012 to 12/31/2012...........  $ 8.25493    $ 9.65125        32,736
   01/01/2013 to 12/31/2013...........  $ 9.65125    $12.59265        38,624
   01/01/2014 to 12/31/2014...........  $12.59265    $13.91929        36,611

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.44980    $11.30917        47,164
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024        66,611
   01/01/2011 to 12/31/2011...........  $13.24024    $12.55147        39,720
   01/01/2012 to 12/31/2012...........  $12.55147    $14.66808        51,742
   01/01/2013 to 12/31/2013...........  $14.66808    $18.94493        53,019
   01/01/2014 to 12/31/2014...........  $18.94493    $20.64370        60,072
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.73829    $ 9.14036       681,549
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633     1,076,636
   01/01/2011 to 12/31/2011...........  $ 9.96633    $ 9.68853       900,579
   01/01/2012 to 12/31/2012...........  $ 9.68853    $10.42454       918,297
   01/01/2013 to 12/31/2013...........  $10.42454    $11.18541       953,392
   01/01/2014 to 12/31/2014...........  $11.18541    $11.37022       871,276
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.37520    $ 9.43976         9,418
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193        28,045
   01/01/2011 to 12/31/2011...........  $11.69193    $11.57271        23,172
   01/01/2012 to 12/31/2012...........  $11.57271    $13.08049        35,071
   01/01/2013 to 12/31/2013...........  $13.08049    $17.74064        48,948
   01/01/2014 to 12/31/2014...........  $17.74064    $18.58087        47,509
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.03025    $ 8.86726         8,484
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163         3,574
   01/01/2011 to 12/31/2011...........  $ 9.74163    $ 9.47142         5,605
   01/01/2012 to 12/31/2012...........  $ 9.47142    $10.49380        14,299
   01/01/2013 to 12/31/2013...........  $10.49380    $13.80352        13,124
   01/01/2014 to 12/31/2014...........  $13.80352    $13.69665        12,818
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.17371    $10.19721        14,037
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809        29,013
   01/01/2011 to 12/31/2011...........  $11.30809    $11.39954        14,294
   01/01/2012 to 12/31/2012...........  $11.39954    $12.68259        30,841
   01/01/2013 to 12/31/2013...........  $12.68259    $13.28118        41,682
   01/01/2014 to 12/31/2014...........  $13.28118    $13.30812        39,198
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.04238    $ 7.89352        29,416
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058        39,816
   01/01/2011 to 12/31/2011...........  $ 8.83058    $ 7.51292        18,018
   01/01/2012 to 12/31/2012...........  $ 7.51292    $ 8.83520        22,798
   01/01/2013 to 12/31/2013...........  $ 8.83520    $10.27745        24,575
   01/01/2014 to 12/31/2014...........  $10.27745    $ 9.48665        25,517
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.71884    $ 8.68753        20,688
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890        35,676
   01/01/2011 to 12/31/2011...........  $ 9.42890    $ 8.05644        24,833
   01/01/2012 to 12/31/2012...........  $ 8.05644    $ 9.18375        25,172
   01/01/2013 to 12/31/2013...........  $ 9.18375    $10.71966        24,709
   01/01/2014 to 12/31/2014...........  $10.71966    $ 9.77145        26,882
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907             0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425           904
   01/01/2011 to 12/31/2011...........  $11.72425    $12.88118     4,385,023
   01/01/2012 to 12/31/2012...........  $12.88118    $13.76813     1,804,835
   01/01/2013 to 12/31/2013...........  $13.76813    $13.02394       332,249
   01/01/2014 to 12/31/2014...........  $13.02394    $13.58124       447,097

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.22301    $ 8.79688      403,988
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253      516,166
   01/01/2011 to 12/31/2011...........  $ 9.78253    $ 9.50384      395,770
   01/01/2012 to 12/31/2012...........  $ 9.50384    $10.54658      490,907
   01/01/2013 to 12/31/2013...........  $10.54658    $11.98217      531,417
   01/01/2014 to 12/31/2014...........  $11.98217    $12.45210      481,989
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.71329    $10.33368       40,215
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050       80,230
   01/01/2011 to 12/31/2011...........  $10.82050    $ 9.60488       59,517
   01/01/2012 to 12/31/2012...........  $ 9.60488    $11.43995       66,146
   01/01/2013 to 12/31/2013...........  $11.43995    $12.89430       71,291
   01/01/2014 to 12/31/2014...........  $12.89430    $11.79623       66,023
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.48763    $10.96455      628,069
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692      724,178
   01/01/2011 to 12/31/2011...........  $11.49692    $11.25949      657,747
   01/01/2012 to 12/31/2012...........  $11.25949    $12.17972      825,471
   01/01/2013 to 12/31/2013...........  $12.17972    $13.21287      785,813
   01/01/2014 to 12/31/2014...........  $13.21287    $13.61293      749,969
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169            0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250        6,898
   01/01/2011 to 12/31/2011...........  $11.18250    $10.99851        3,991
   01/01/2012 to 12/31/2012...........  $10.99851    $12.37752       30,638
   01/01/2013 to 12/31/2013...........  $12.37752    $16.50679       32,675
   01/01/2014 to 12/31/2014...........  $16.50679    $17.66066       34,927
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.08065    $ 7.68247       13,686
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390       33,680
   01/01/2011 to 12/31/2011...........  $ 8.49390    $ 7.95195       30,546
   01/01/2012 to 12/31/2012...........  $ 7.95195    $ 9.08092       31,862
   01/01/2013 to 12/31/2013...........  $ 9.08092    $12.40905       68,723
   01/01/2014 to 12/31/2014...........  $12.40905    $13.79073       83,177
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.01941    $ 8.90497       22,035
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910       32,195
   01/01/2011 to 12/31/2011...........  $10.41910    $10.08715       30,727
   01/01/2012 to 12/31/2012...........  $10.08715    $11.06404       37,332
   01/01/2013 to 12/31/2013...........  $11.06404    $14.76780       34,368
   01/01/2014 to 12/31/2014...........  $14.76780    $15.95672       93,336
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.02285    $10.84970       10,596
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269       13,060
   01/01/2011 to 12/31/2011...........  $12.02269    $12.94190       16,402
   01/01/2012 to 12/31/2012...........  $12.94190    $13.39400       29,380
   01/01/2013 to 12/31/2013...........  $13.39400    $12.82466       37,028
   01/01/2014 to 12/31/2014...........  $12.82466    $13.33072       49,195
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.45982    $11.20837        9,611
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036       20,031
   01/01/2011 to 12/31/2011...........  $12.27036    $11.61339       15,584
   01/01/2012 to 12/31/2012...........  $11.61339    $13.96490       27,825
   01/01/2013 to 12/31/2013...........  $13.96490    $17.41492       30,046
   01/01/2014 to 12/31/2014...........  $17.41492    $17.63286       38,637

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.05444    $ 9.74490        4,945
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856        9,079
   01/01/2011 to 12/31/2011...........  $10.73856    $10.43001        7,440
   01/01/2012 to 12/31/2012...........  $10.43001    $11.93110        5,887
   01/01/2013 to 12/31/2013...........  $11.93110    $15.93617        6,081
   01/01/2014 to 12/31/2014...........  $15.93617    $16.92637        6,143
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99810    $10.17185            0
   01/01/2013 to 12/31/2013...........  $10.17185    $13.36759          712
   01/01/2014 to 12/31/2014...........  $13.36759    $14.39519          516
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.15365    $ 9.46381        8,801
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956       11,219
   01/01/2011 to 12/31/2011...........  $11.42956    $10.78208        8,336
   01/01/2012 to 12/31/2012...........  $10.78208    $12.47352       13,784
   01/01/2013 to 12/31/2013...........  $12.47352    $16.13772       15,479
   01/01/2014 to 12/31/2014...........  $16.13772    $18.12745       14,714
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.37182    $10.21844      118,897
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629      116,542
   01/01/2011 to 12/31/2011...........  $ 9.98629    $ 9.75943      113,130
   01/01/2012 to 12/31/2012...........  $ 9.75943    $ 9.53559      126,339
   01/01/2013 to 12/31/2013...........  $ 9.53559    $ 9.31663      111,479
   01/01/2014 to 12/31/2014...........  $ 9.31663    $ 9.10274      151,301
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77043    $ 9.15272       24,697
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847       41,087
   01/01/2011 to 12/31/2011...........  $11.03847    $10.51733       26,688
   01/01/2012 to 12/31/2012...........  $10.51733    $12.03539       40,518
   01/01/2013 to 12/31/2013...........  $12.03539    $16.69890       48,497
   01/01/2014 to 12/31/2014...........  $16.69890    $18.64059       52,518
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02800    $10.05929            0
   01/01/2012 to 12/31/2012...........  $10.05929    $10.30678       13,596
   01/01/2013 to 12/31/2013...........  $10.30678    $ 9.78486       14,294
   01/01/2014 to 12/31/2014...........  $ 9.78486    $10.05258       14,301
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.53343    $10.55846        5,598
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452        7,620
   01/01/2011 to 12/31/2011...........  $13.27452    $13.18889       10,737
   01/01/2012 to 12/31/2012...........  $13.18889    $14.48113       16,867
   01/01/2013 to 12/31/2013...........  $14.48113    $18.76265       28,345
   01/01/2014 to 12/31/2014...........  $18.76265    $19.78726       24,254
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.94180    $ 8.41842        2,705
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236        3,842
   01/01/2011 to 04/29/2011...........  $ 9.89236    $11.07199            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.27770       49,370
   01/01/2013 to 12/31/2013...........  $10.27770    $11.94105      101,613
   01/01/2014 to 12/31/2014...........  $11.94105    $12.26636       95,582
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.15323    $ 9.04108       55,402
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079       76,512
   01/01/2011 to 12/31/2011...........  $10.80079    $ 8.41374       50,301
   01/01/2012 to 12/31/2012...........  $ 8.41374    $ 9.69414       54,593
   01/01/2013 to 12/31/2013...........  $ 9.69414    $ 9.49268       54,655
   01/01/2014 to 12/31/2014...........  $ 9.49268    $ 8.84038       55,555

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.75053    $11.26320        17,914
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373        26,072
   01/01/2011 to 12/31/2011...........  $11.43373    $11.42279        31,043
   01/01/2012 to 12/31/2012...........  $11.42279    $11.68410        30,695
   01/01/2013 to 12/31/2013...........  $11.68410    $11.16763        37,201
   01/01/2014 to 12/31/2014...........  $11.16763    $10.90064        14,556
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.67650    $11.80051       466,235
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950       657,967
   01/01/2011 to 12/31/2011...........  $12.41950    $12.52048       562,150
   01/01/2012 to 12/31/2012...........  $12.52048    $13.37279       636,413
   01/01/2013 to 12/31/2013...........  $13.37279    $12.82563       565,790
   01/01/2014 to 12/31/2014...........  $12.82563    $13.06139       483,706
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.96659    $10.36969     3,494,528
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278     4,162,296
   01/01/2011 to 12/31/2011...........  $11.20278    $11.05498     3,947,323
   01/01/2012 to 12/31/2012...........  $11.05498    $11.92123     4,105,553
   01/01/2013 to 12/31/2013...........  $11.92123    $12.72044     3,667,513
   01/01/2014 to 12/31/2014...........  $12.72044    $13.14612     3,360,846
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01801    $10.05918             0
   01/01/2012 to 12/31/2012...........  $10.05918    $10.52644        10,736
   01/01/2013 to 12/31/2013...........  $10.52644    $10.04686        12,575
   01/01/2014 to 12/31/2014...........  $10.04686    $10.41113        25,331
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.65726    $ 8.09236     1,950,413
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046     2,836,532
   01/01/2011 to 12/31/2011...........  $ 9.41046    $ 8.62330     2,057,158
   01/01/2012 to 12/31/2012...........  $ 8.62330    $ 9.51355     2,579,148
   01/01/2013 to 12/31/2013...........  $ 9.51355    $10.87774     2,597,621
   01/01/2014 to 12/31/2014...........  $10.87774    $11.60554     2,501,296
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.37411    $ 8.08794         2,415
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147        11,783
   01/01/2011 to 12/31/2011...........  $ 9.09147    $ 9.19011        10,286
   01/01/2012 to 12/31/2012...........  $ 9.19011    $10.66725        26,669
   01/01/2013 to 12/31/2013...........  $10.66725    $13.80222        27,143
   01/01/2014 to 12/31/2014...........  $13.80222    $15.80658        29,255
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99809    $ 8.86065             0
   01/01/2012 to 12/31/2012...........  $ 8.86065    $ 9.79586             0
   01/01/2013 to 12/31/2013...........  $ 9.79586    $11.71463             0
   01/01/2014 to 12/31/2014...........  $11.71463    $12.18966             0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42746    $ 8.81771     1,331,992
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205     1,541,048
   01/01/2011 to 12/31/2011...........  $ 9.64205    $ 9.24995     1,328,344
   01/01/2012 to 12/31/2012...........  $ 9.24995    $ 9.96648     1,332,263
   01/01/2013 to 12/31/2013...........  $ 9.96648    $10.94893     1,233,948
   01/01/2014 to 12/31/2014...........  $10.94893    $11.24736     1,214,888
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74103    $ 8.26425       543,791
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272       948,470
   01/01/2011 to 12/31/2011...........  $ 9.23272    $ 8.80549       703,756
   01/01/2012 to 12/31/2012...........  $ 8.80549    $ 9.97103       951,558
   01/01/2013 to 12/31/2013...........  $ 9.97103    $11.50154     1,137,541
   01/01/2014 to 12/31/2014...........  $11.50154    $11.84787     1,123,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.09705    $ 9.93257       736,844
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093     1,274,924
   01/01/2011 to 12/31/2011...........  $10.85093    $10.24382     1,044,460
   01/01/2012 to 12/31/2012...........  $10.24382    $11.12293     1,206,123
   01/01/2013 to 12/31/2013...........  $11.12293    $12.43257     1,267,606
   01/01/2014 to 12/31/2014...........  $12.43257    $12.51586     1,177,253
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.12056    $ 9.24860        13,291
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731        14,714
   01/01/2011 to 12/31/2011...........  $11.97731    $10.16820        12,507
   01/01/2012 to 12/31/2012...........  $10.16820    $11.92855        19,897
   01/01/2013 to 12/31/2013...........  $11.92855    $16.41123        23,106
   01/01/2014 to 12/31/2014...........  $16.41123    $16.82656        23,598
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.55110    $ 8.58389         7,475
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129        13,593
   01/01/2011 to 12/31/2011...........  $11.44129    $11.06953        14,395
   01/01/2012 to 12/31/2012...........  $11.06953    $12.13176        22,429
   01/01/2013 to 12/31/2013...........  $12.13176    $16.02249        26,471
   01/01/2014 to 12/31/2014...........  $16.02249    $16.25234        25,882
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.53328    $ 9.75803         8,423
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245        13,701
   01/01/2011 to 12/31/2011...........  $12.01245    $11.03554        11,981
   01/01/2012 to 12/31/2012...........  $11.03554    $12.73983        13,455
   01/01/2013 to 12/31/2013...........  $12.73983    $17.10295        14,519
   01/01/2014 to 12/31/2014...........  $17.10295    $17.59056        14,722
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.54115    $10.31836       713,198
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440     1,121,419
   01/01/2011 to 12/31/2011...........  $11.24440    $11.20462       974,269
   01/01/2012 to 12/31/2012...........  $11.20462    $12.42437     1,249,134
   01/01/2013 to 12/31/2013...........  $12.42437    $14.18257     1,335,103
   01/01/2014 to 12/31/2014...........  $14.18257    $14.67176     1,306,134
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.16691    $ 7.86669        41,306
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417        66,947
   01/01/2011 to 12/31/2011...........  $ 8.70417    $ 8.36524        46,033
   01/01/2012 to 12/31/2012...........  $ 8.36524    $ 9.58274        57,679
   01/01/2013 to 12/31/2013...........  $ 9.58274    $12.14221        50,271
   01/01/2014 to 12/31/2014...........  $12.14221    $12.74921        42,833
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28717    $ 9.58786        32,361
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896        54,510
   01/01/2011 to 12/31/2011...........  $10.84896    $10.42050        32,934
   01/01/2012 to 12/31/2012...........  $10.42050    $11.97100        51,939
   01/01/2013 to 12/31/2013...........  $11.97100    $16.84560        50,813
   01/01/2014 to 12/31/2014...........  $16.84560    $17.83237        62,494
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.70240    $12.93549        73,664
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376       126,830
   01/01/2011 to 12/31/2011...........  $15.22376    $12.65564        97,965
   01/01/2012 to 12/31/2012...........  $12.65564    $12.81165       135,945
   01/01/2013 to 12/31/2013...........  $12.81165    $14.44278       121,010
   01/01/2014 to 12/31/2014...........  $14.44278    $12.93120       113,122

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.86104    $10.91472        29,565
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667        44,913
   01/01/2011 to 12/31/2011...........  $11.27667    $11.47253        44,268
   01/01/2012 to 12/31/2012...........  $11.47253    $11.79435        48,601
   01/01/2013 to 12/31/2013...........  $11.79435    $11.09100        29,666
   01/01/2014 to 12/31/2014...........  $11.09100    $10.89663        31,477
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74865    $ 8.54740       170,491
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358       155,762
   01/01/2011 to 12/31/2011...........  $ 9.57358    $ 9.03083       134,788
   01/01/2012 to 12/31/2012...........  $ 9.03083    $ 9.79434       174,625
   01/01/2013 to 12/31/2013...........  $ 9.79434    $11.53150       254,844
   01/01/2014 to 12/31/2014...........  $11.53150    $11.88693       300,394
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.36719    $10.07192        80,753
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805       137,974
   01/01/2011 to 12/31/2011...........  $10.60805    $10.98935       114,585
   01/01/2012 to 12/31/2012...........  $10.98935    $11.57971       143,134
   01/01/2013 to 12/31/2013...........  $11.57971    $11.14492       161,646
   01/01/2014 to 12/31/2014...........  $11.14492    $11.67273       145,509
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.60935    $ 8.40437       632,509
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230     1,162,191
   01/01/2011 to 12/31/2011...........  $ 9.05230    $ 8.69706       814,628
   01/01/2012 to 09/21/2012...........  $ 8.69706    $ 9.69699             0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.40%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99172    $ 7.75760      603,881
   01/01/2009 to 12/31/2009...........  $ 7.75760    $ 9.42115      616,961
   01/01/2010 to 12/31/2010...........  $ 9.42115    $10.30116      565,969
   01/01/2011 to 12/31/2011...........  $10.30116    $ 9.79264      524,219
   01/01/2012 to 12/31/2012...........  $ 9.79264    $10.76451      471,350
   01/01/2013 to 12/31/2013...........  $10.76451    $11.56075      369,092
   01/01/2014 to 12/31/2014...........  $11.56075    $11.72090      383,115
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83346    $ 7.76986      351,827
   01/01/2009 to 12/31/2009...........  $ 7.76986    $ 9.57583      289,003
   01/01/2010 to 12/31/2010...........  $ 9.57583    $10.63329      255,612
   01/01/2011 to 12/31/2011...........  $10.63329    $10.39610      272,182
   01/01/2012 to 12/31/2012...........  $10.39610    $11.53773      243,812
   01/01/2013 to 12/31/2013...........  $11.53773    $13.13292      210,107
   01/01/2014 to 12/31/2014...........  $13.13292    $13.60848      197,215
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.59847    $ 7.28684            0
   01/01/2009 to 12/31/2009...........  $ 7.28684    $ 8.38086            0
   01/01/2010 to 12/31/2010...........  $ 8.38086    $ 9.31788            0
   01/01/2011 to 12/31/2011...........  $ 9.31788    $ 9.42483            0
   01/01/2012 to 05/04/2012...........  $ 9.42483    $10.21573            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00757    $ 8.02434      308,338
   01/01/2009 to 12/31/2009...........  $ 8.02434    $ 9.66193      333,234
   01/01/2010 to 12/31/2010...........  $ 9.66193    $10.59745      332,987
   01/01/2011 to 12/31/2011...........  $10.59745    $10.22361      266,005
   01/01/2012 to 12/31/2012...........  $10.22361    $11.22915      258,173
   01/01/2013 to 12/31/2013...........  $11.22915    $12.90130      184,458
   01/01/2014 to 12/31/2014...........  $12.90130    $13.42061      230,262
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99740    $ 9.12279       14,484
   01/01/2012 to 12/31/2012...........  $ 9.12279    $ 9.96837       26,703
   01/01/2013 to 12/31/2013...........  $ 9.96837    $10.79132       25,560
   01/01/2014 to 12/31/2014...........  $10.79132    $11.05428       25,126
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99805    $10.44952            0
   01/01/2014 to 12/31/2014...........  $10.44952    $10.56969            0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 9.32612            0
   01/01/2010 to 12/31/2010...........  $ 9.32612    $10.07081            0
   01/01/2011 to 12/31/2011...........  $10.07081    $10.78321            0
   01/01/2012 to 12/31/2012...........  $10.78321    $10.96860            0
   01/01/2013 to 12/31/2013...........  $10.96860    $10.63770            0
   01/01/2014 to 12/31/2014...........  $10.63770    $10.43635            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99806    $11.97274       341,684
   01/01/2009 to 12/31/2009...........  $11.97274    $10.98462       342,797
   01/01/2010 to 12/31/2010...........  $10.98462    $11.92705       261,756
   01/01/2011 to 12/31/2011...........  $11.92705    $13.22971       191,819
   01/01/2012 to 12/31/2012...........  $13.22971    $13.65761       148,359
   01/01/2013 to 12/31/2013...........  $13.65761    $12.91825       107,796
   01/01/2014 to 12/31/2014...........  $12.91825    $12.95134        99,086
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99806    $12.04125       311,202
   01/01/2009 to 12/31/2009...........  $12.04125    $10.85345       253,000
   01/01/2010 to 12/31/2010...........  $10.85345    $11.80330       210,133
   01/01/2011 to 12/31/2011...........  $11.80330    $13.36844       140,793
   01/01/2012 to 12/31/2012...........  $13.36844    $13.81956        64,500
   01/01/2013 to 12/31/2013...........  $13.81956    $12.84354        49,270
   01/01/2014 to 12/31/2014...........  $12.84354    $13.07734        47,069
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 8.74021        42,565
   01/01/2010 to 12/31/2010...........  $ 8.74021    $ 9.54633       136,544
   01/01/2011 to 12/31/2011...........  $ 9.54633    $11.06416        15,959
   01/01/2012 to 12/31/2012...........  $11.06416    $11.48725         5,759
   01/01/2013 to 12/31/2013...........  $11.48725    $10.48701             0
   01/01/2014 to 12/31/2014...........  $10.48701    $10.87196             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99740    $10.94733       321,734
   01/01/2011 to 12/31/2011...........  $10.94733    $12.86160       271,018
   01/01/2012 to 12/31/2012...........  $12.86160    $13.41290        61,285
   01/01/2013 to 12/31/2013...........  $13.41290    $12.18147             0
   01/01/2014 to 12/31/2014...........  $12.18147    $12.80957             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99805    $11.95414       267,826
   01/01/2012 to 12/31/2012...........  $11.95414    $12.35609       378,181
   01/01/2013 to 12/31/2013...........  $12.35609    $10.89052             0
   01/01/2014 to 12/31/2014...........  $10.89052    $11.73807             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99741    $10.34131       191,258
   01/01/2013 to 12/31/2013...........  $10.34131    $ 9.06883       633,312
   01/01/2014 to 12/31/2014...........  $ 9.06883    $ 9.97388       322,215
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99870    $ 8.70101       764,697
   01/01/2014 to 12/31/2014...........  $ 8.70101    $ 9.73699       307,198
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99870    $11.24037       239,532
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14482    $10.29084             0
   01/01/2010 to 12/31/2010...........  $10.29084    $11.42897             0
   01/01/2011 to 12/31/2011...........  $11.42897    $10.50609             0
   01/01/2012 to 12/31/2012...........  $10.50609    $11.61712             0
   01/01/2013 to 12/31/2013...........  $11.61712    $14.91058             0
   01/01/2014 to 12/31/2014...........  $14.91058    $16.05588             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.08292    $ 7.55860     1,010,108
   01/01/2009 to 12/31/2009...........  $ 7.55860    $ 9.25117     1,085,202
   01/01/2010 to 12/31/2010...........  $ 9.25117    $10.24289       916,818
   01/01/2011 to 12/31/2011...........  $10.24289    $ 9.76047       877,706
   01/01/2012 to 12/31/2012...........  $ 9.76047    $10.83930       826,307
   01/01/2013 to 12/31/2013...........  $10.83930    $12.98607       698,638
   01/01/2014 to 12/31/2014...........  $12.98607    $13.56875       693,405

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99805    $11.59271            0
   01/01/2014 to 12/31/2014...........  $11.59271    $12.86175        1,718
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.50093    $ 7.90995        4,938
   01/01/2009 to 12/31/2009...........  $ 7.90995    $10.19073        8,670
   01/01/2010 to 12/31/2010...........  $10.19073    $12.80753        3,505
   01/01/2011 to 12/31/2011...........  $12.80753    $13.33217        3,211
   01/01/2012 to 12/31/2012...........  $13.33217    $15.01728        3,941
   01/01/2013 to 12/31/2013...........  $15.01728    $15.12482          604
   01/01/2014 to 12/31/2014...........  $15.12482    $19.33649        3,280
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.77485    $ 8.54936            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99805    $ 9.64271            0
   01/01/2014 to 12/31/2014...........  $ 9.64271    $ 9.89714            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63345    $ 7.13527       77,210
   01/01/2009 to 12/31/2009...........  $ 7.13527    $ 8.63008      113,426
   01/01/2010 to 12/31/2010...........  $ 8.63008    $ 9.63844       60,833
   01/01/2011 to 12/31/2011...........  $ 9.63844    $ 9.27120       70,464
   01/01/2012 to 12/31/2012...........  $ 9.27120    $10.01640       63,222
   01/01/2013 to 12/31/2013...........  $10.01640    $11.22551       44,638
   01/01/2014 to 12/31/2014...........  $11.22551    $11.30784       47,803
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10341    $ 7.47127        4,420
   01/01/2009 to 12/31/2009...........  $ 7.47127    $ 8.84522       11,383
   01/01/2010 to 12/31/2010...........  $ 8.84522    $ 9.78877        3,789
   01/01/2011 to 12/31/2011...........  $ 9.78877    $ 9.32332        1,261
   01/01/2012 to 12/31/2012...........  $ 9.32332    $10.34590          701
   01/01/2013 to 12/31/2013...........  $10.34590    $12.04573          200
   01/01/2014 to 12/31/2014...........  $12.04573    $12.43607          566
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99806    $ 7.44902          721
   01/01/2009 to 11/13/2009...........  $ 7.44902    $ 8.28018            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.69671       77,217
   01/01/2013 to 12/31/2013...........  $10.69671    $13.00237       31,998
   01/01/2014 to 12/31/2014...........  $13.00237    $13.10104       59,676
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99805    $10.76457            0
   01/01/2014 to 12/31/2014...........  $10.76457    $10.78118            0
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17473    $ 6.09375          440
   01/01/2009 to 12/31/2009...........  $ 6.09375    $ 8.03953          634
   01/01/2010 to 12/31/2010...........  $ 8.03953    $ 9.43708          249
   01/01/2011 to 12/31/2011...........  $ 9.43708    $ 8.75182          338
   01/01/2012 to 12/31/2012...........  $ 8.75182    $10.83725          906
   01/01/2013 to 12/31/2013...........  $10.83725    $11.04335          249
   01/01/2014 to 12/31/2014...........  $11.04335    $12.28611          760
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.42756    $ 7.45948        3,671
   01/01/2009 to 12/31/2009...........  $ 7.45948    $10.88318        6,657
   01/01/2010 to 12/31/2010...........  $10.88318    $11.72159        1,100
   01/01/2011 to 12/31/2011...........  $11.72159    $10.99420        1,578
   01/01/2012 to 12/31/2012...........  $10.99420    $12.85807        2,631
   01/01/2013 to 12/31/2013...........  $12.85807    $16.29101        1,153
   01/01/2014 to 02/07/2014...........  $16.29101    $16.01483            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.11978    $ 6.94919            0
   01/01/2009 to 12/31/2009...........  $ 6.94919    $ 8.08841        2,100
   01/01/2010 to 12/31/2010...........  $ 8.08841    $ 8.91678        1,081
   01/01/2011 to 12/31/2011...........  $ 8.91678    $ 8.22741        1,036
   01/01/2012 to 12/31/2012...........  $ 8.22741    $ 9.61437          942
   01/01/2013 to 12/31/2013...........  $ 9.61437    $12.53839          188
   01/01/2014 to 12/31/2014...........  $12.53839    $13.85256          853
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.48387    $ 7.35455          357
   01/01/2009 to 12/31/2009...........  $ 7.35455    $11.28278        6,861
   01/01/2010 to 12/31/2010...........  $11.28278    $13.20290        1,484
   01/01/2011 to 12/31/2011...........  $13.20290    $12.50997          421
   01/01/2012 to 12/31/2012...........  $12.50997    $14.61247          613
   01/01/2013 to 12/31/2013...........  $14.61247    $18.86385          177
   01/01/2014 to 12/31/2014...........  $18.86385    $20.54525          294
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08908    $ 7.57974       41,603
   01/01/2009 to 12/31/2009...........  $ 7.57974    $ 9.13296       39,937
   01/01/2010 to 12/31/2010...........  $ 9.13296    $ 9.95339       15,978
   01/01/2011 to 12/31/2011...........  $ 9.95339    $ 9.67119       14,067
   01/01/2012 to 12/31/2012...........  $ 9.67119    $10.40086       14,865
   01/01/2013 to 12/31/2013...........  $10.40086    $11.15460        1,033
   01/01/2014 to 12/31/2014...........  $11.15460    $11.33341        2,898
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03294    $ 7.61489          196
   01/01/2009 to 12/31/2009...........  $ 7.61489    $ 9.43289        1,519
   01/01/2010 to 12/31/2010...........  $ 9.43289    $11.67774          812
   01/01/2011 to 12/31/2011...........  $11.67774    $11.55295          525
   01/01/2012 to 12/31/2012...........  $11.55295    $13.05185          136
   01/01/2013 to 12/31/2013...........  $13.05185    $17.69313           59
   01/01/2014 to 12/31/2014...........  $17.69313    $18.52211           54
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.69270    $ 7.65994        1,534
   01/01/2009 to 12/31/2009...........  $ 7.65994    $ 8.84617        1,092
   01/01/2010 to 12/31/2010...........  $ 8.84617    $ 9.71381           17
   01/01/2011 to 12/31/2011...........  $ 9.71381    $ 9.43980           31
   01/01/2012 to 12/31/2012...........  $ 9.43980    $10.45358           70
   01/01/2013 to 12/31/2013...........  $10.45358    $13.74383           32
   01/01/2014 to 12/31/2014...........  $13.74383    $13.63066            0
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.45468    $ 7.68488          398
   01/01/2009 to 12/31/2009...........  $ 7.68488    $10.17299        4,020
   01/01/2010 to 12/31/2010...........  $10.17299    $11.27582        2,520
   01/01/2011 to 12/31/2011...........  $11.27582    $11.36141        2,172
   01/01/2012 to 12/31/2012...........  $11.36141    $12.63400        1,058
   01/01/2013 to 12/31/2013...........  $12.63400    $13.22374          328
   01/01/2014 to 12/31/2014...........  $13.22374    $13.24410          856
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93443    $ 5.96394            0
   01/01/2009 to 12/31/2009...........  $ 5.96394    $ 7.87947          939
   01/01/2010 to 12/31/2010...........  $ 7.87947    $ 8.81046          857
   01/01/2011 to 12/31/2011...........  $ 8.81046    $ 7.49214          840
   01/01/2012 to 12/31/2012...........  $ 7.49214    $ 8.80639        1,403
   01/01/2013 to 12/31/2013...........  $ 8.80639    $10.23888          477
   01/01/2014 to 12/31/2014...........  $10.23888    $ 9.44636        1,209

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10532    $ 6.80473          211
   01/01/2009 to 12/31/2009...........  $ 6.80473    $ 8.67192          352
   01/01/2010 to 12/31/2010...........  $ 8.67192    $ 9.40731          294
   01/01/2011 to 12/31/2011...........  $ 9.40731    $ 8.03400          651
   01/01/2012 to 12/31/2012...........  $ 8.03400    $ 9.15374        1,569
   01/01/2013 to 12/31/2013...........  $ 9.15374    $10.67949          657
   01/01/2014 to 12/31/2014...........  $10.67949    $ 9.73007        1,324
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11160    $ 7.10587        8,368
   01/01/2009 to 12/31/2009...........  $ 7.10587    $ 8.78979       22,236
   01/01/2010 to 12/31/2010...........  $ 8.78979    $ 9.76990       14,152
   01/01/2011 to 12/31/2011...........  $ 9.76990    $ 9.48685       15,328
   01/01/2012 to 12/31/2012...........  $ 9.48685    $10.52253       15,130
   01/01/2013 to 12/31/2013...........  $10.52253    $11.94908        1,953
   01/01/2014 to 12/31/2014...........  $11.94908    $12.41164        5,316
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.32066    $ 7.76920        2,506
   01/01/2009 to 12/31/2009...........  $ 7.76920    $10.30935        1,547
   01/01/2010 to 12/31/2010...........  $10.30935    $10.78967        1,698
   01/01/2011 to 12/31/2011...........  $10.78967    $ 9.57288        1,602
   01/01/2012 to 12/31/2012...........  $ 9.57288    $11.39642        3,118
   01/01/2013 to 12/31/2013...........  $11.39642    $12.83891          366
   01/01/2014 to 12/31/2014...........  $12.83891    $11.73973        1,008
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.67948    $ 9.17983       42,808
   01/01/2009 to 12/31/2009...........  $ 9.17983    $10.93860       69,886
   01/01/2010 to 12/31/2010...........  $10.93860    $11.46408       48,964
   01/01/2011 to 12/31/2011...........  $11.46408    $11.22194       51,363
   01/01/2012 to 12/31/2012...........  $11.22194    $12.13323       54,810
   01/01/2013 to 12/31/2013...........  $12.13323    $13.15612       34,723
   01/01/2014 to 12/31/2014...........  $13.15612    $13.54784       40,934
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08344    $10.28106            0
   01/01/2010 to 12/31/2010...........  $10.28106    $11.17641            0
   01/01/2011 to 12/31/2011...........  $11.17641    $10.98718            0
   01/01/2012 to 12/31/2012...........  $10.98718    $12.35872            0
   01/01/2013 to 12/31/2013...........  $12.35872    $16.47370            0
   01/01/2014 to 12/31/2014...........  $16.47370    $17.61656            0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.87476    $ 6.57126        1,570
   01/01/2009 to 12/31/2009...........  $ 6.57126    $ 7.66428          198
   01/01/2010 to 12/31/2010...........  $ 7.66428    $ 8.46960          148
   01/01/2011 to 12/31/2011...........  $ 8.46960    $ 7.92531          252
   01/01/2012 to 12/31/2012...........  $ 7.92531    $ 9.04621        1,161
   01/01/2013 to 12/31/2013...........  $ 9.04621    $12.35572          404
   01/01/2014 to 12/31/2014...........  $12.35572    $13.72490          918
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.45714    $ 7.01082        3,350
   01/01/2009 to 12/31/2009...........  $ 7.01082    $ 8.88395          468
   01/01/2010 to 12/31/2010...........  $ 8.88395    $10.38934          368
   01/01/2011 to 12/31/2011...........  $10.38934    $10.05351          623
   01/01/2012 to 12/31/2012...........  $10.05351    $11.02169        1,769
   01/01/2013 to 12/31/2013...........  $11.02169    $14.70413          996
   01/01/2014 to 12/31/2014...........  $14.70413    $15.88010        4,971

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.74007    $ 8.23450            0
   01/01/2009 to 12/31/2009...........  $ 8.23450    $10.82420           83
   01/01/2010 to 12/31/2010...........  $10.82420    $11.98856            7
   01/01/2011 to 12/31/2011...........  $11.98856    $12.89882            6
   01/01/2012 to 12/31/2012...........  $12.89882    $13.34298            5
   01/01/2013 to 12/31/2013...........  $13.34298    $12.76958            0
   01/01/2014 to 12/31/2014...........  $12.76958    $13.26704            0
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.32121    $ 8.70708        1,331
   01/01/2009 to 12/31/2009...........  $ 8.70708    $11.18206        1,357
   01/01/2010 to 12/31/2010...........  $11.18206    $12.23557          355
   01/01/2011 to 12/31/2011...........  $12.23557    $11.57485        1,184
   01/01/2012 to 12/31/2012...........  $11.57485    $13.91170        1,431
   01/01/2013 to 12/31/2013...........  $13.91170    $17.34006          567
   01/01/2014 to 12/31/2014...........  $17.34006    $17.54837        1,262
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.76137    $ 8.00884        1,932
   01/01/2009 to 12/31/2009...........  $ 8.00884    $ 9.72195          272
   01/01/2010 to 12/31/2010...........  $ 9.72195    $10.70795          221
   01/01/2011 to 12/31/2011...........  $10.70795    $10.39520          227
   01/01/2012 to 12/31/2012...........  $10.39520    $11.88543        2,247
   01/01/2013 to 12/31/2013...........  $11.88543    $15.86746        1,039
   01/01/2014 to 12/31/2014...........  $15.86746    $16.84521        2,218
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99806    $10.17007            0
   01/01/2013 to 12/31/2013...........  $10.17007    $13.35869            0
   01/01/2014 to 12/31/2014...........  $13.35869    $14.37859            0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.66099    $ 6.96134          590
   01/01/2009 to 12/31/2009...........  $ 6.96134    $ 9.44177          178
   01/01/2010 to 12/31/2010...........  $ 9.44177    $11.39740          130
   01/01/2011 to 12/31/2011...........  $11.39740    $10.74656          478
   01/01/2012 to 12/31/2012...........  $10.74656    $12.42636          976
   01/01/2013 to 12/31/2013...........  $12.42636    $16.06886          242
   01/01/2014 to 12/31/2014...........  $16.06886    $18.04127          527
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42384    $10.41951       21,163
   01/01/2009 to 12/31/2009...........  $10.41951    $10.20039       15,466
   01/01/2010 to 12/31/2010...........  $10.20039    $ 9.96381        7,396
   01/01/2011 to 12/31/2011...........  $ 9.96381    $ 9.73281        7,547
   01/01/2012 to 12/31/2012...........  $ 9.73281    $ 9.50507        7,083
   01/01/2013 to 12/31/2013...........  $ 9.50507    $ 9.28223        1,451
   01/01/2014 to 12/31/2014...........  $ 9.28223    $ 9.06470        6,611
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.68846    $ 6.64824            0
   01/01/2009 to 12/31/2009...........  $ 6.64824    $ 9.13115          581
   01/01/2010 to 12/31/2010...........  $ 9.13115    $11.00702          434
   01/01/2011 to 12/31/2011...........  $11.00702    $10.48229          501
   01/01/2012 to 12/31/2012...........  $10.48229    $11.98952          446
   01/01/2013 to 12/31/2013...........  $11.98952    $16.62711          243
   01/01/2014 to 12/31/2014...........  $16.62711    $18.55123          458
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02796    $10.05848            0
   01/01/2012 to 12/31/2012...........  $10.05848    $10.30092            0
   01/01/2013 to 12/31/2013...........  $10.30092    $ 9.77441            0
   01/01/2014 to 12/31/2014...........  $ 9.77441    $10.03700            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.21122    $ 8.31062        1,049
   01/01/2009 to 12/31/2009...........  $ 8.31062    $10.53340           75
   01/01/2010 to 12/31/2010...........  $10.53340    $13.23656           96
   01/01/2011 to 12/31/2011...........  $13.23656    $13.14474          218
   01/01/2012 to 12/31/2012...........  $13.14474    $14.42559          370
   01/01/2013 to 12/31/2013...........  $14.42559    $18.68162          190
   01/01/2014 to 12/31/2014...........  $18.68162    $19.69212          323
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85239    $ 7.01698            0
   01/01/2009 to 12/31/2009...........  $ 7.01698    $ 8.39867        2,590
   01/01/2010 to 12/31/2010...........  $ 8.39867    $ 9.86421        1,464
   01/01/2011 to 04/29/2011...........  $ 9.86421    $11.03877            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.27427            0
   01/01/2013 to 12/31/2013...........  $10.27427    $11.93134       24,783
   01/01/2014 to 12/31/2014...........  $11.93134    $12.25039       23,051
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10080    $ 5.55599          495
   01/01/2009 to 12/31/2009...........  $ 5.55599    $ 9.03476        6,027
   01/01/2010 to 12/31/2010...........  $ 9.03476    $10.78803        3,932
   01/01/2011 to 12/31/2011...........  $10.78803    $ 8.39970        3,195
   01/01/2012 to 12/31/2012...........  $ 8.39970    $ 9.67324        4,834
   01/01/2013 to 12/31/2013...........  $ 9.67324    $ 9.46757          861
   01/01/2014 to 12/31/2014...........  $ 9.46757    $ 8.81265        3,427
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85895    $10.43883        1,153
   01/01/2009 to 12/31/2009...........  $10.43883    $11.23700        3,566
   01/01/2010 to 12/31/2010...........  $11.23700    $11.40142          846
   01/01/2011 to 12/31/2011...........  $11.40142    $11.38492        1,010
   01/01/2012 to 12/31/2012...........  $11.38492    $11.63966          965
   01/01/2013 to 12/31/2013...........  $11.63966    $11.11978          186
   01/01/2014 to 12/31/2014...........  $11.11978    $10.84865          452
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.12073    $10.35148        5,629
   01/01/2009 to 12/31/2009...........  $10.35148    $11.77952       10,151
   01/01/2010 to 12/31/2010...........  $11.77952    $12.39127        3,248
   01/01/2011 to 12/31/2011...........  $12.39127    $12.48599        4,390
   01/01/2012 to 12/31/2012...........  $12.48599    $13.32948        4,405
   01/01/2013 to 12/31/2013...........  $13.32948    $12.77783        1,080
   01/01/2014 to 12/31/2014...........  $12.77783    $13.00620        2,516
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.97947    $ 8.82842      429,066
   01/01/2009 to 12/31/2009...........  $ 8.82842    $10.34895      473,341
   01/01/2010 to 12/31/2010...........  $10.34895    $11.17484      323,575
   01/01/2011 to 12/31/2011...........  $11.17484    $11.02215      370,598
   01/01/2012 to 12/31/2012...........  $11.02215    $11.88005      385,498
   01/01/2013 to 12/31/2013...........  $11.88005    $12.67036      338,517
   01/01/2014 to 12/31/2014...........  $12.67036    $13.08808      324,017
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01797    $10.05834            0
   01/01/2012 to 12/31/2012...........  $10.05834    $10.52055            0
   01/01/2013 to 12/31/2013...........  $10.52055    $10.03630            0
   01/01/2014 to 12/31/2014...........  $10.03630    $10.39519            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.56178    $ 6.56573      246,601
   01/01/2009 to 12/31/2009...........  $ 6.56573    $ 8.07740      329,270
   01/01/2010 to 12/31/2010...........  $ 8.07740    $ 9.38845      220,875
   01/01/2011 to 12/31/2011...........  $ 9.38845    $ 8.59890      216,302
   01/01/2012 to 12/31/2012...........  $ 8.59890    $ 9.48199      193,691
   01/01/2013 to 12/31/2013...........  $ 9.48199    $10.83639      156,305
   01/01/2014 to 12/31/2014...........  $10.83639    $11.55577      169,337
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42121    $ 6.78257        1,023
   01/01/2009 to 12/31/2009...........  $ 6.78257    $ 8.06902        1,004
   01/01/2010 to 12/31/2010...........  $ 8.06902    $ 9.06578          330
   01/01/2011 to 12/31/2011...........  $ 9.06578    $ 9.15966          639
   01/01/2012 to 12/31/2012...........  $ 9.15966    $10.62664          886
   01/01/2013 to 12/31/2013...........  $10.62664    $13.74292          182
   01/01/2014 to 12/31/2014...........  $13.74292    $15.73097          967
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 8.85770            0
   01/01/2012 to 12/31/2012...........  $ 8.85770    $ 9.78786            0
   01/01/2013 to 12/31/2013...........  $ 9.78786    $11.69938            0
   01/01/2014 to 12/31/2014...........  $11.69938    $12.16784            0
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08090    $ 7.31182        6,393
   01/01/2009 to 12/31/2009...........  $ 7.31182    $ 8.81043       26,680
   01/01/2010 to 12/31/2010...........  $ 8.81043    $ 9.62933       14,069
   01/01/2011 to 12/31/2011...........  $ 9.62933    $ 9.23314       13,675
   01/01/2012 to 12/31/2012...........  $ 9.23314    $ 9.94347       14,543
   01/01/2013 to 12/31/2013...........  $ 9.94347    $10.91832        2,936
   01/01/2014 to 12/31/2014...........  $10.91832    $11.21041       10,478
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09908    $ 6.66587       23,995
   01/01/2009 to 12/31/2009...........  $ 6.66587    $ 8.25745       52,737
   01/01/2010 to 12/31/2010...........  $ 8.25745    $ 9.22051       48,903
   01/01/2011 to 12/31/2011...........  $ 9.22051    $ 8.78960       68,487
   01/01/2012 to 12/31/2012...........  $ 8.78960    $ 9.94819       83,202
   01/01/2013 to 12/31/2013...........  $ 9.94819    $11.46955       33,634
   01/01/2014 to 12/31/2014...........  $11.46955    $11.80919       71,237
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02914    $ 7.96384        2,639
   01/01/2009 to 12/31/2009...........  $ 7.96384    $ 9.90919       13,532
   01/01/2010 to 12/31/2010...........  $ 9.90919    $10.82004       17,205
   01/01/2011 to 12/31/2011...........  $10.82004    $10.20959       26,556
   01/01/2012 to 12/31/2012...........  $10.20959    $11.08032       27,180
   01/01/2013 to 12/31/2013...........  $11.08032    $12.37893       24,477
   01/01/2014 to 12/31/2014...........  $12.37893    $12.45572       27,620
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.63602    $ 7.12207        2,202
   01/01/2009 to 12/31/2009...........  $ 7.12207    $ 9.22684          394
   01/01/2010 to 12/31/2010...........  $ 9.22684    $11.94334          333
   01/01/2011 to 12/31/2011...........  $11.94334    $10.13435          455
   01/01/2012 to 12/31/2012...........  $10.13435    $11.88298        1,890
   01/01/2013 to 12/31/2013...........  $11.88298    $16.34042          986
   01/01/2014 to 12/31/2014...........  $16.34042    $16.74582        1,952

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.25163    $ 6.55254            0
   01/01/2009 to 12/31/2009...........  $ 6.55254    $ 8.56868          816
   01/01/2010 to 12/31/2010...........  $ 8.56868    $11.41543          848
   01/01/2011 to 12/31/2011...........  $11.41543    $11.03913        1,023
   01/01/2012 to 12/31/2012...........  $11.03913    $12.09260        1,705
   01/01/2013 to 12/31/2013...........  $12.09260    $15.96302          546
   01/01/2014 to 12/31/2014...........  $15.96302    $16.18421        1,167
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63940    $ 7.84951          367
   01/01/2009 to 12/31/2009...........  $ 7.84951    $ 9.73526        2,653
   01/01/2010 to 12/31/2010...........  $ 9.73526    $11.97857        1,794
   01/01/2011 to 12/31/2011...........  $11.97857    $10.99907        1,744
   01/01/2012 to 12/31/2012...........  $10.99907    $12.69158        2,617
   01/01/2013 to 12/31/2013...........  $12.69158    $17.02979          692
   01/01/2014 to 12/31/2014...........  $17.02979    $17.50673        2,113
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18796    $ 8.49143       44,820
   01/01/2009 to 12/31/2009...........  $ 8.49143    $10.29409       47,230
   01/01/2010 to 12/31/2010...........  $10.29409    $11.21247       24,429
   01/01/2011 to 12/31/2011...........  $11.21247    $11.16742       43,287
   01/01/2012 to 12/31/2012...........  $11.16742    $12.37714       52,954
   01/01/2013 to 12/31/2013...........  $12.37714    $14.12173       45,848
   01/01/2014 to 12/31/2014...........  $14.12173    $14.60153       53,365
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.66438    $ 6.49175          224
   01/01/2009 to 12/31/2009...........  $ 6.49175    $ 7.84819          256
   01/01/2010 to 12/31/2010...........  $ 7.84819    $ 8.67938           76
   01/01/2011 to 12/31/2011...........  $ 8.67938    $ 8.33725           92
   01/01/2012 to 12/31/2012...........  $ 8.33725    $ 9.54602          609
   01/01/2013 to 12/31/2013...........  $ 9.54602    $12.08978          180
   01/01/2014 to 12/31/2014...........  $12.08978    $12.68801        2,617
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.81969    $ 6.38989        2,690
   01/01/2009 to 12/31/2009...........  $ 6.38989    $ 9.57062        6,922
   01/01/2010 to 12/31/2010...........  $ 9.57062    $10.82419        3,376
   01/01/2011 to 12/31/2011...........  $10.82419    $10.39166        4,086
   01/01/2012 to 12/31/2012...........  $10.39166    $11.93199        3,118
   01/01/2013 to 12/31/2013...........  $11.93199    $16.78258        1,088
   01/01/2014 to 12/31/2014...........  $16.78258    $17.75700        2,489
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.30576    $ 8.84840        5,478
   01/01/2009 to 12/31/2009...........  $ 8.84840    $12.90519       10,753
   01/01/2010 to 12/31/2010...........  $12.90519    $15.18062        8,631
   01/01/2011 to 12/31/2011...........  $15.18062    $12.61357        7,375
   01/01/2012 to 12/31/2012...........  $12.61357    $12.76287        8,434
   01/01/2013 to 12/31/2013...........  $12.76287    $14.38078        1,787
   01/01/2014 to 12/31/2014...........  $14.38078    $12.86942        4,971
AST TEMPLETON GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.68060    $ 9.94523        1,121
   01/01/2009 to 12/31/2009...........  $ 9.94523    $10.88888        3,583
   01/01/2010 to 12/31/2010...........  $10.88888    $11.24447        1,929
   01/01/2011 to 12/31/2011...........  $11.24447    $11.43423        2,976
   01/01/2012 to 12/31/2012...........  $11.43423    $11.74926        2,615
   01/01/2013 to 12/31/2013...........  $11.74926    $11.04321          847
   01/01/2014 to 12/31/2014...........  $11.04321    $10.84436        2,059

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.95433    $ 6.80133       27,126
   01/01/2009 to 12/31/2009...........  $ 6.80133    $ 8.53031       39,598
   01/01/2010 to 12/31/2010...........  $ 8.53031    $ 9.54965       60,375
   01/01/2011 to 12/31/2011...........  $ 9.54965    $ 9.00389       81,176
   01/01/2012 to 12/31/2012...........  $ 9.00389    $ 9.76038       87,075
   01/01/2013 to 12/31/2013...........  $ 9.76038    $11.48593       38,272
   01/01/2014 to 12/31/2014...........  $11.48593    $11.83416       71,358
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22146    $ 9.22959        1,490
   01/01/2009 to 12/31/2009...........  $ 9.22959    $10.06145        1,648
   01/01/2010 to 12/31/2010...........  $10.06145    $10.59188          443
   01/01/2011 to 12/31/2011...........  $10.59188    $10.96730          825
   01/01/2012 to 12/31/2012...........  $10.96730    $11.55093          819
   01/01/2013 to 12/31/2013...........  $11.55093    $11.11182          151
   01/01/2014 to 12/31/2014...........  $11.11182    $11.63245          694
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07792    $ 6.61132        9,018
   01/01/2009 to 12/31/2009...........  $ 6.61132    $ 8.39751       11,348
   01/01/2010 to 12/31/2010...........  $ 8.39751    $ 9.04060       50,679
   01/01/2011 to 12/31/2011...........  $ 9.04060    $ 8.68157       70,672
   01/01/2012 to 09/21/2012...........  $ 8.68157    $ 9.67628            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.65%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.65%) OR HD GRO 60 BPS AND COMBO DB (2.65%)

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96931    $10.48036     3,289,884
   01/01/2007 to 12/31/2007...........  $10.48036    $11.14839     9,513,202
   01/01/2008 to 12/31/2008...........  $11.14839    $ 7.40344     7,413,875
   01/01/2009 to 12/31/2009...........  $ 7.40344    $ 8.96902     7,030,223
   01/01/2010 to 12/31/2010...........  $ 8.96902    $ 9.78297     6,858,600
   01/01/2011 to 12/31/2011...........  $ 9.78297    $ 9.27735     6,210,983
   01/01/2012 to 12/31/2012...........  $ 9.27735    $10.17322     5,961,392
   01/01/2013 to 12/31/2013...........  $10.17322    $10.89914     5,686,203
   01/01/2014 to 12/31/2014...........  $10.89914    $11.02310     5,422,070
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98803    $10.42437     1,145,934
   01/01/2007 to 12/31/2007...........  $10.42437    $11.11930     3,164,345
   01/01/2008 to 12/31/2008...........  $11.11930    $ 7.60358     1,725,561
   01/01/2009 to 12/31/2009...........  $ 7.60358    $ 9.34808     1,731,372
   01/01/2010 to 12/31/2010...........  $ 9.34808    $10.35508     1,737,945
   01/01/2011 to 12/31/2011...........  $10.35508    $10.09954     1,612,906
   01/01/2012 to 12/31/2012...........  $10.09954    $11.18121     1,625,897
   01/01/2013 to 12/31/2013...........  $11.18121    $12.69599     1,647,791
   01/01/2014 to 12/31/2014...........  $12.69599    $13.12358     1,563,837
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98366    $10.95570             0
   01/01/2007 to 12/31/2007...........  $10.95570    $10.65990             0
   01/01/2008 to 12/31/2008...........  $10.65990    $ 6.77622             0
   01/01/2009 to 12/31/2009...........  $ 6.77622    $ 7.77460             0
   01/01/2010 to 12/31/2010...........  $ 7.77460    $ 8.62277             0
   01/01/2011 to 12/31/2011...........  $ 8.62277    $ 8.70041             0
   01/01/2012 to 05/04/2012...........  $ 8.70041    $ 9.42262             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97871    $10.43714     1,006,646
   01/01/2007 to 12/31/2007...........  $10.43714    $11.08891     2,661,825
   01/01/2008 to 12/31/2008...........  $11.08891    $ 7.70197     2,393,135
   01/01/2009 to 12/31/2009...........  $ 7.70197    $ 9.25114     2,400,162
   01/01/2010 to 12/31/2010...........  $ 9.25114    $10.12207     2,355,566
   01/01/2011 to 12/31/2011...........  $10.12207    $ 9.74128     2,185,346
   01/01/2012 to 12/31/2012...........  $ 9.74128    $10.67326     2,089,358
   01/01/2013 to 12/31/2013...........  $10.67326    $12.23265     2,128,280
   01/01/2014 to 12/31/2014...........  $12.23265    $12.69397     2,002,840
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99785    $ 9.10848        58,822
   01/01/2012 to 12/31/2012...........  $ 9.10848    $ 9.92842        83,056
   01/01/2013 to 12/31/2013...........  $ 9.92842    $10.72183        87,115
   01/01/2014 to 12/31/2014...........  $10.72183    $10.95626        87,745
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99785    $10.43226        16,278
   01/01/2014 to 12/31/2014...........  $10.43226    $10.52653        22,445

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93806    $ 9.57524            0
   01/01/2010 to 12/31/2010...........  $ 9.57524    $10.31464            0
   01/01/2011 to 12/31/2011...........  $10.31464    $11.01745            0
   01/01/2012 to 12/31/2012...........  $11.01745    $11.17948            0
   01/01/2013 to 12/31/2013...........  $11.17948    $10.81588            0
   01/01/2014 to 12/31/2014...........  $10.81588    $10.58529            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92249    $ 9.64102            0
   01/01/2010 to 12/31/2010...........  $ 9.64102    $10.44275            0
   01/01/2011 to 12/31/2011...........  $10.44275    $11.55526            0
   01/01/2012 to 12/31/2012...........  $11.55526    $11.89989            0
   01/01/2013 to 12/31/2013...........  $11.89989    $11.22828            0
   01/01/2014 to 12/31/2014...........  $11.22828    $11.22961            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90527    $ 9.54205            0
   01/01/2010 to 12/31/2010...........  $ 9.54205    $10.35185            0
   01/01/2011 to 12/31/2011...........  $10.35185    $11.69598            0
   01/01/2012 to 12/31/2012...........  $11.69598    $12.06112            0
   01/01/2013 to 12/31/2013...........  $12.06112    $11.18201            0
   01/01/2014 to 12/31/2014...........  $11.18201    $11.35782            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88398    $ 9.21816            0
   01/01/2010 to 12/31/2010...........  $ 9.21816    $10.04391            0
   01/01/2011 to 12/31/2011...........  $10.04391    $11.61261            0
   01/01/2012 to 12/31/2012...........  $11.61261    $12.02718            0
   01/01/2013 to 12/31/2013...........  $12.02718    $10.95322            0
   01/01/2014 to 12/31/2014...........  $10.95322    $11.32767            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99713    $10.92078            0
   01/01/2011 to 12/31/2011...........  $10.92078    $12.79918        6,240
   01/01/2012 to 12/31/2012...........  $12.79918    $13.31535        5,629
   01/01/2013 to 12/31/2013...........  $13.31535    $12.06339            0
   01/01/2014 to 12/31/2014...........  $12.06339    $12.65461            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99785    $11.92520            0
   01/01/2012 to 12/31/2012...........  $11.92520    $12.29605            0
   01/01/2013 to 12/31/2013...........  $12.29605    $10.81118            0
   01/01/2014 to 12/31/2014...........  $10.81118    $11.62414            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99714    $10.31600            0
   01/01/2013 to 12/31/2013...........  $10.31600    $ 9.02469       14,017
   01/01/2014 to 12/31/2014...........  $ 9.02469    $ 9.90108        7,818
AST BOND PORTFOLIO 2024
   01/02/2013* to 12/31/2013..........  $ 9.99857    $ 8.67978            0
   01/01/2014 to 12/31/2014...........  $ 8.67978    $ 9.68957            0
AST BOND PORTFOLIO 2025
   01/02/2014* to 12/31/2014..........  $ 9.99857    $11.21298        1,837
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14462    $10.28755            0
   01/01/2010 to 12/31/2010...........  $10.28755    $11.39741          611
   01/01/2011 to 12/31/2011...........  $11.39741    $10.45164            0
   01/01/2012 to 12/31/2012...........  $10.45164    $11.52872            0
   01/01/2013 to 12/31/2013...........  $11.52872    $14.76117            0
   01/01/2014 to 12/31/2014...........  $14.76117    $15.85617            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97902    $10.53841      4,267,356
   01/01/2007 to 12/31/2007...........  $10.53841    $11.26366     14,519,398
   01/01/2008 to 12/31/2008...........  $11.26366    $ 7.13880     10,792,029
   01/01/2009 to 12/31/2009...........  $ 7.13880    $ 8.71609     10,722,487
   01/01/2010 to 12/31/2010...........  $ 8.71609    $ 9.62683     10,215,665
   01/01/2011 to 12/31/2011...........  $ 9.62683    $ 9.15110      9,161,428
   01/01/2012 to 12/31/2012...........  $ 9.15110    $10.13777      8,781,480
   01/01/2013 to 12/31/2013...........  $10.13777    $12.11600      8,497,056
   01/01/2014 to 12/31/2014...........  $12.11600    $12.62887      8,074,737
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99785    $11.56863              0
   01/01/2014 to 12/31/2014...........  $11.56863    $12.80378              0
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88628    $12.04192              0
   01/01/2007 to 12/31/2007...........  $12.04192    $ 9.39077              0
   01/01/2008 to 12/31/2008...........  $ 9.39077    $ 5.94127              0
   01/01/2009 to 12/31/2009...........  $ 5.94127    $ 7.63580              0
   01/01/2010 to 12/31/2010...........  $ 7.63580    $ 9.57317              0
   01/01/2011 to 12/31/2011...........  $ 9.57317    $ 9.94110              0
   01/01/2012 to 12/31/2012...........  $ 9.94110    $11.17037              0
   01/01/2013 to 12/31/2013...........  $11.17037    $11.22290            680
   01/01/2014 to 12/31/2014...........  $11.22290    $14.31323            406
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98213    $10.38987              0
   01/01/2007 to 12/31/2007...........  $10.38987    $ 8.32196              0
   01/01/2008 to 07/18/2008...........  $ 8.32196    $ 7.58524              0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99785    $ 9.62672          4,879
   01/01/2014 to 12/31/2014...........  $ 9.62672    $ 9.85664         25,259
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.46021        906,224
   01/01/2007 to 12/31/2007...........  $10.46021    $11.06059      2,389,210
   01/01/2008 to 12/31/2008...........  $11.06059    $ 7.05881      2,233,379
   01/01/2009 to 12/31/2009...........  $ 7.05881    $ 8.51674      2,294,762
   01/01/2010 to 12/31/2010...........  $ 8.51674    $ 9.48868      2,128,691
   01/01/2011 to 12/31/2011...........  $ 9.48868    $ 9.10499      1,984,644
   01/01/2012 to 12/31/2012...........  $ 9.10499    $ 9.81278      1,882,254
   01/01/2013 to 12/31/2013...........  $ 9.81278    $10.97054      1,722,773
   01/01/2014 to 12/31/2014...........  $10.97054    $11.02409      1,617,437
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10334    $ 7.45897          6,765
   01/01/2009 to 12/31/2009...........  $ 7.45897    $ 8.80911          6,056
   01/01/2010 to 12/31/2010...........  $ 8.80911    $ 9.72512         28,522
   01/01/2011 to 12/31/2011...........  $ 9.72512    $ 9.24016         33,759
   01/01/2012 to 12/31/2012...........  $ 9.24016    $10.22856         70,686
   01/01/2013 to 12/31/2013...........  $10.22856    $11.88013        119,986
   01/01/2014 to 12/31/2014...........  $11.88013    $12.23524        121,271
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99786    $ 7.44078          6,203
   01/01/2009 to 11/13/2009...........  $ 7.44078    $ 8.25355              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99786    $10.67905        101,651
   01/01/2013 to 12/31/2013...........  $10.67905    $12.94927        126,168
   01/01/2014 to 12/31/2014...........  $12.94927    $13.01583        114,346

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99785    $10.74662       17,790
   01/01/2014 to 12/31/2014...........  $10.74662    $10.73696       24,580
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17453    $ 6.08697            0
   01/01/2009 to 12/31/2009...........  $ 6.08697    $ 8.01101            0
   01/01/2010 to 12/31/2010...........  $ 8.01101    $ 9.38077            0
   01/01/2011 to 12/31/2011...........  $ 9.38077    $ 8.67835            0
   01/01/2012 to 12/31/2012...........  $ 8.67835    $10.72005            0
   01/01/2013 to 12/31/2013...........  $10.72005    $10.89728            0
   01/01/2014 to 12/31/2014...........  $10.89728    $12.09411            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93421    $10.18853            0
   01/01/2007 to 12/31/2007...........  $10.18853    $11.31282            0
   01/01/2008 to 12/31/2008...........  $11.31282    $ 6.58241            0
   01/01/2009 to 12/31/2009...........  $ 6.58241    $ 9.58016            0
   01/01/2010 to 12/31/2010...........  $ 9.58016    $10.29306            0
   01/01/2011 to 12/31/2011...........  $10.29306    $ 9.63087            0
   01/01/2012 to 12/31/2012...........  $ 9.63087    $11.23620            0
   01/01/2013 to 12/31/2013...........  $11.23620    $14.20157            0
   01/01/2014 to 02/07/2014...........  $14.20157    $13.95723            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95981    $10.96603            0
   01/01/2007 to 12/31/2007...........  $10.96603    $11.22919            0
   01/01/2008 to 12/31/2008...........  $11.22919    $ 6.48778            0
   01/01/2009 to 12/31/2009...........  $ 6.48778    $ 7.53298            0
   01/01/2010 to 12/31/2010...........  $ 7.53298    $ 8.28421            0
   01/01/2011 to 12/31/2011...........  $ 8.28421    $ 7.62524            0
   01/01/2012 to 12/31/2012...........  $ 7.62524    $ 8.88894            0
   01/01/2013 to 12/31/2013...........  $ 8.88894    $11.56420            0
   01/01/2014 to 12/31/2014...........  $11.56420    $12.74501            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95720    $ 9.80585            0
   01/01/2007 to 12/31/2007...........  $ 9.80585    $11.39938            0
   01/01/2008 to 12/31/2008...........  $11.39938    $ 6.57470            0
   01/01/2009 to 12/31/2009...........  $ 6.57470    $10.06189            0
   01/01/2010 to 12/31/2010...........  $10.06189    $11.74566            0
   01/01/2011 to 12/31/2011...........  $11.74566    $11.10213            0
   01/01/2012 to 12/31/2012...........  $11.10213    $12.93636            0
   01/01/2013 to 12/31/2013...........  $12.93636    $16.65936            0
   01/01/2014 to 12/31/2014...........  $16.65936    $18.10010            0
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08902    $ 7.56739       93,776
   01/01/2009 to 12/31/2009...........  $ 7.56739    $ 9.09584       77,947
   01/01/2010 to 12/31/2010...........  $ 9.09584    $ 9.88878       72,924
   01/01/2011 to 12/31/2011...........  $ 9.88878    $ 9.58504       70,211
   01/01/2012 to 12/31/2012...........  $ 9.58504    $10.28303       72,187
   01/01/2013 to 12/31/2013...........  $10.28303    $11.00134       80,042
   01/01/2014 to 12/31/2014...........  $11.00134    $11.15050       82,594
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03274    $ 7.60642            0
   01/01/2009 to 12/31/2009...........  $ 7.60642    $ 9.39944            0
   01/01/2010 to 12/31/2010...........  $ 9.39944    $11.60796            0
   01/01/2011 to 12/31/2011...........  $11.60796    $11.45600            0
   01/01/2012 to 12/31/2012...........  $11.45600    $12.91076            0
   01/01/2013 to 12/31/2013...........  $12.91076    $17.45932          324
   01/01/2014 to 12/31/2014...........  $17.45932    $18.23290          207

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94855    $10.94831            0
   01/01/2007 to 12/31/2007...........  $10.94831    $10.78982            0
   01/01/2008 to 12/31/2008...........  $10.78982    $ 6.59020            0
   01/01/2009 to 12/31/2009...........  $ 6.59020    $ 7.59232            0
   01/01/2010 to 12/31/2010...........  $ 7.59232    $ 8.31666            0
   01/01/2011 to 12/31/2011...........  $ 8.31666    $ 8.06236            0
   01/01/2012 to 12/31/2012...........  $ 8.06236    $ 8.90649            0
   01/01/2013 to 12/31/2013...........  $ 8.90649    $11.68121            0
   01/01/2014 to 12/31/2014...........  $11.68121    $11.55690            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.50025            0
   01/01/2007 to 12/31/2007...........  $10.50025    $10.48154            0
   01/01/2008 to 12/31/2008...........  $10.48154    $ 7.60258            0
   01/01/2009 to 12/31/2009...........  $ 7.60258    $10.03959            0
   01/01/2010 to 12/31/2010...........  $10.03959    $11.10076            0
   01/01/2011 to 12/31/2011...........  $11.10076    $11.15781            0
   01/01/2012 to 12/31/2012...........  $11.15781    $12.37733            0
   01/01/2013 to 12/31/2013...........  $12.37733    $12.92363          416
   01/01/2014 to 12/31/2014...........  $12.92363    $12.91200          283
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99137    $10.53910            0
   01/01/2007 to 12/31/2007...........  $10.53910    $12.22159            0
   01/01/2008 to 12/31/2008...........  $12.22159    $ 5.92506            0
   01/01/2009 to 12/31/2009...........  $ 5.92506    $ 7.80899            0
   01/01/2010 to 12/31/2010...........  $ 7.80899    $ 8.71044            0
   01/01/2011 to 12/31/2011...........  $ 8.71044    $ 7.38912            0
   01/01/2012 to 12/31/2012...........  $ 7.38912    $ 8.66405            0
   01/01/2013 to 12/31/2013...........  $ 8.66405    $10.04886            0
   01/01/2014 to 12/31/2014...........  $10.04886    $ 9.24855            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00952    $10.80046            0
   01/01/2007 to 12/31/2007...........  $10.80046    $12.39325            0
   01/01/2008 to 12/31/2008...........  $12.39325    $ 6.76037            0
   01/01/2009 to 12/31/2009...........  $ 6.76037    $ 8.59445            0
   01/01/2010 to 12/31/2010...........  $ 8.59445    $ 9.30062            0
   01/01/2011 to 12/31/2011...........  $ 9.30062    $ 7.92373            0
   01/01/2012 to 12/31/2012...........  $ 7.92373    $ 9.00622            0
   01/01/2013 to 12/31/2013...........  $ 9.00622    $10.48172            0
   01/01/2014 to 12/31/2014...........  $10.48172    $ 9.52651            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11153    $ 7.09425       60,909
   01/01/2009 to 12/31/2009...........  $ 7.09425    $ 8.75409      149,827
   01/01/2010 to 12/31/2010...........  $ 8.75409    $ 9.70638      146,047
   01/01/2011 to 12/31/2011...........  $ 9.70638    $ 9.40219      145,451
   01/01/2012 to 12/31/2012...........  $ 9.40219    $10.40314      163,212
   01/01/2013 to 12/31/2013...........  $10.40314    $11.78475      177,251
   01/01/2014 to 12/31/2014...........  $11.78475    $12.21119      173,152
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.51599            0
   01/01/2007 to 12/31/2007...........  $10.51599    $11.21007            0
   01/01/2008 to 12/31/2008...........  $11.21007    $ 6.40127            0
   01/01/2009 to 12/31/2009...........  $ 6.40127    $ 8.47356            0
   01/01/2010 to 12/31/2010...........  $ 8.47356    $ 8.84687            0
   01/01/2011 to 12/31/2011...........  $ 8.84687    $ 7.82993            0
   01/01/2012 to 12/31/2012...........  $ 7.82993    $ 9.29860            0
   01/01/2013 to 12/31/2013...........  $ 9.29860    $10.45010            0
   01/01/2014 to 12/31/2014...........  $10.45010    $ 9.53217            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96650    $10.47287            0
   01/01/2007 to 12/31/2007...........  $10.47287    $10.39915      501,368
   01/01/2008 to 12/31/2008...........  $10.39915    $ 8.34595      600,949
   01/01/2009 to 12/31/2009...........  $ 8.34595    $ 9.92075      623,713
   01/01/2010 to 12/31/2010...........  $ 9.92075    $10.37210      622,237
   01/01/2011 to 12/31/2011...........  $10.37210    $10.12832      604,794
   01/01/2012 to 12/31/2012...........  $10.12832    $10.92398      597,366
   01/01/2013 to 12/31/2013...........  $10.92398    $11.81605      629,056
   01/01/2014 to 12/31/2014...........  $11.81605    $12.13818      592,205
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08324    $10.27775            0
   01/01/2010 to 12/31/2010...........  $10.27775    $11.14556            0
   01/01/2011 to 12/31/2011...........  $11.14556    $10.93023            0
   01/01/2012 to 12/31/2012...........  $10.93023    $12.26459            0
   01/01/2013 to 12/31/2013...........  $12.26459    $16.30832          524
   01/01/2014 to 12/31/2014...........  $16.30832    $17.39728          322
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95918    $10.94435            0
   01/01/2007 to 12/31/2007...........  $10.94435    $10.34182            0
   01/01/2008 to 12/31/2008...........  $10.34182    $ 5.89445            0
   01/01/2009 to 12/31/2009...........  $ 5.89445    $ 6.85830            0
   01/01/2010 to 12/31/2010...........  $ 6.85830    $ 7.56054            0
   01/01/2011 to 12/31/2011...........  $ 7.56054    $ 7.05750            0
   01/01/2012 to 12/31/2012...........  $ 7.05750    $ 8.03602            0
   01/01/2013 to 12/31/2013...........  $ 8.03602    $10.94924            0
   01/01/2014 to 12/31/2014...........  $10.94924    $12.13284            0
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94732    $10.15365            0
   01/01/2007 to 12/31/2007...........  $10.15365    $11.37031            0
   01/01/2008 to 12/31/2008...........  $11.37031    $ 6.24030            0
   01/01/2009 to 12/31/2009...........  $ 6.24030    $ 7.88834            0
   01/01/2010 to 12/31/2010...........  $ 7.88834    $ 9.20269            0
   01/01/2011 to 12/31/2011...........  $ 9.20269    $ 8.88354            0
   01/01/2012 to 12/31/2012...........  $ 8.88354    $ 9.71536            0
   01/01/2013 to 12/31/2013...........  $ 9.71536    $12.92977            0
   01/01/2014 to 12/31/2014...........  $12.92977    $13.92987            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.41498            0
   01/01/2007 to 12/31/2007...........  $10.41498    $10.76225            0
   01/01/2008 to 12/31/2008...........  $10.76225    $ 8.04643            0
   01/01/2009 to 12/31/2009...........  $ 8.04643    $10.55127            0
   01/01/2010 to 12/31/2010...........  $10.55127    $11.65786            0
   01/01/2011 to 12/31/2011...........  $11.65786    $12.51259            0
   01/01/2012 to 12/31/2012...........  $12.51259    $12.91181            0
   01/01/2013 to 12/31/2013...........  $12.91181    $12.32678            0
   01/01/2014 to 12/31/2014...........  $12.32678    $12.77575            0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95939    $11.03534            0
   01/01/2007 to 12/31/2007...........  $11.03534    $11.75951            0
   01/01/2008 to 12/31/2008...........  $11.75951    $ 7.56170            0
   01/01/2009 to 12/31/2009...........  $ 7.56170    $ 9.68742            0
   01/01/2010 to 12/31/2010...........  $ 9.68742    $10.57442            0
   01/01/2011 to 12/31/2011...........  $10.57442    $ 9.97901            0
   01/01/2012 to 12/31/2012...........  $ 9.97901    $11.96447            0
   01/01/2013 to 12/31/2013...........  $11.96447    $14.87663            0
   01/01/2014 to 12/31/2014...........  $14.87663    $15.01860            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93096    $10.31887          0
   01/01/2007 to 12/31/2007...........  $10.31887    $11.56975          0
   01/01/2008 to 12/31/2008...........  $11.56975    $ 7.17904          0
   01/01/2009 to 12/31/2009...........  $ 7.17904    $ 8.69355          0
   01/01/2010 to 12/31/2010...........  $ 8.69355    $ 9.55192          0
   01/01/2011 to 12/31/2011...........  $ 9.55192    $ 9.25036          0
   01/01/2012 to 12/31/2012...........  $ 9.25036    $10.55071          0
   01/01/2013 to 12/31/2013...........  $10.55071    $14.05135          0
   01/01/2014 to 12/31/2014...........  $14.05135    $14.88080          0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99786    $10.16082          0
   01/01/2013 to 12/31/2013...........  $10.16082    $13.31402          0
   01/01/2014 to 12/31/2014...........  $13.31402    $14.29549          0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92828    $10.33861          0
   01/01/2007 to 12/31/2007...........  $10.33861    $10.34746          0
   01/01/2008 to 12/31/2008...........  $10.34746    $ 6.23685          0
   01/01/2009 to 12/31/2009...........  $ 6.23685    $ 8.43848          0
   01/01/2010 to 12/31/2010...........  $ 8.43848    $10.16154          0
   01/01/2011 to 12/31/2011...........  $10.16154    $ 9.55795          0
   01/01/2012 to 12/31/2012...........  $ 9.55795    $11.02487          0
   01/01/2013 to 12/31/2013...........  $11.02487    $14.22184        392
   01/01/2014 to 12/31/2014...........  $14.22184    $15.92860        243
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99903    $10.14455          0
   01/01/2007 to 12/31/2007...........  $10.14455    $10.36582          0
   01/01/2008 to 12/31/2008...........  $10.36582    $10.35154          0
   01/01/2009 to 12/31/2009...........  $10.35154    $10.10915          0
   01/01/2010 to 12/31/2010...........  $10.10915    $ 9.85065          0
   01/01/2011 to 12/31/2011...........  $ 9.85065    $ 9.59887          0
   01/01/2012 to 12/31/2012...........  $ 9.59887    $ 9.35130          0
   01/01/2013 to 12/31/2013...........  $ 9.35130    $ 9.10981          0
   01/01/2014 to 12/31/2014...........  $ 9.10981    $ 8.87455          0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03499    $10.09690          0
   01/01/2007 to 12/31/2007...........  $10.09690    $10.14651          0
   01/01/2008 to 12/31/2008...........  $10.14651    $ 5.70727          0
   01/01/2009 to 12/31/2009...........  $ 5.70727    $ 7.81971          0
   01/01/2010 to 12/31/2010...........  $ 7.81971    $ 9.40326          0
   01/01/2011 to 12/31/2011...........  $ 9.40326    $ 8.93322          0
   01/01/2012 to 12/31/2012...........  $ 8.93322    $10.19275          0
   01/01/2013 to 12/31/2013...........  $10.19275    $14.10101          0
   01/01/2014 to 12/31/2014...........  $14.10101    $15.69450          0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02776    $10.05421          0
   01/01/2012 to 12/31/2012...........  $10.05421    $10.27149          0
   01/01/2013 to 12/31/2013...........  $10.27149    $ 9.72283          0
   01/01/2014 to 12/31/2014...........  $ 9.72283    $ 9.95975          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96424    $10.13968          0
   01/01/2007 to 12/31/2007...........  $10.13968    $12.06955          0
   01/01/2008 to 12/31/2008...........  $12.06955    $ 6.68016          0
   01/01/2009 to 12/31/2009...........  $ 6.68016    $ 8.44628          0
   01/01/2010 to 12/31/2010...........  $ 8.44628    $10.58796          0
   01/01/2011 to 12/31/2011...........  $10.58796    $10.48904          0
   01/01/2012 to 12/31/2012...........  $10.48904    $11.48303          0
   01/01/2013 to 12/31/2013...........  $11.48303    $14.83480          0
   01/01/2014 to 12/31/2014...........  $14.83480    $15.59914          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98727    $ 9.38904             0
   01/01/2007 to 12/31/2007...........  $ 9.38904    $10.85685             0
   01/01/2008 to 12/31/2008...........  $10.85685    $ 6.07710             0
   01/01/2009 to 12/31/2009...........  $ 6.07710    $ 7.25599             0
   01/01/2010 to 12/31/2010...........  $ 7.25599    $ 8.50141             0
   01/01/2011 to 04/29/2011...........  $ 8.50141    $ 9.50609             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99786    $10.25735           220
   01/01/2013 to 12/31/2013...........  $10.25735    $11.88270         8,947
   01/01/2014 to 12/31/2014...........  $11.88270    $12.17079        10,746
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10060    $ 5.54977             0
   01/01/2009 to 12/31/2009...........  $ 5.54977    $ 9.00268             0
   01/01/2010 to 12/31/2010...........  $ 9.00268    $10.72358             0
   01/01/2011 to 12/31/2011...........  $10.72358    $ 8.32919             0
   01/01/2012 to 12/31/2012...........  $ 8.32919    $ 9.56861             0
   01/01/2013 to 12/31/2013...........  $ 9.56861    $ 9.34233           281
   01/01/2014 to 12/31/2014...........  $ 9.34233    $ 8.67486           197
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97945    $10.10621             0
   01/01/2007 to 12/31/2007...........  $10.10621    $10.51324             0
   01/01/2008 to 12/31/2008...........  $10.51324    $10.35600             0
   01/01/2009 to 12/31/2009...........  $10.35600    $11.12066             0
   01/01/2010 to 12/31/2010...........  $11.12066    $11.25600             0
   01/01/2011 to 12/31/2011...........  $11.25600    $11.21246             0
   01/01/2012 to 12/31/2012...........  $11.21246    $11.43518             0
   01/01/2013 to 12/31/2013...........  $11.43518    $10.89770             0
   01/01/2014 to 12/31/2014...........  $10.89770    $10.60595             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97050    $10.23796             0
   01/01/2007 to 12/31/2007...........  $10.23796    $10.80078             0
   01/01/2008 to 12/31/2008...........  $10.80078    $10.28416             0
   01/01/2009 to 12/31/2009...........  $10.28416    $11.67439             0
   01/01/2010 to 12/31/2010...........  $11.67439    $12.25079             0
   01/01/2011 to 12/31/2011...........  $12.25079    $12.31439             0
   01/01/2012 to 12/31/2012...........  $12.31439    $13.11417             0
   01/01/2013 to 12/31/2013...........  $13.11417    $12.54085           421
   01/01/2014 to 12/31/2014...........  $12.54085    $12.73400           293
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97843    $10.35058       344,932
   01/01/2007 to 12/31/2007...........  $10.35058    $10.96110     1,245,876
   01/01/2008 to 12/31/2008...........  $10.96110    $ 8.59727     1,943,965
   01/01/2009 to 12/31/2009...........  $ 8.59727    $10.05357     2,060,444
   01/01/2010 to 12/31/2010...........  $10.05357    $10.82948     2,050,341
   01/01/2011 to 12/31/2011...........  $10.82948    $10.65550     1,911,588
   01/01/2012 to 12/31/2012...........  $10.65550    $11.45674     2,128,095
   01/01/2013 to 12/31/2013...........  $11.45674    $12.18906     1,927,678
   01/01/2014 to 12/31/2014...........  $12.18906    $12.56022     1,833,252
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01777    $10.05412             0
   01/01/2012 to 12/31/2012...........  $10.05412    $10.49048             0
   01/01/2013 to 12/31/2013...........  $10.49048    $ 9.98316             0
   01/01/2014 to 12/31/2014...........  $ 9.98316    $10.31486             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.24054       719,683
   01/01/2007 to 12/31/2007...........  $10.24054    $11.11363     2,790,776
   01/01/2008 to 12/31/2008...........  $11.11363    $ 6.41884     2,332,466
   01/01/2009 to 12/31/2009...........  $ 6.41884    $ 7.87730     2,270,088
   01/01/2010 to 12/31/2010...........  $ 7.87730    $ 9.13353     2,223,179
   01/01/2011 to 12/31/2011...........  $ 9.13353    $ 8.34511     2,097,657
   01/01/2012 to 12/31/2012...........  $ 8.34511    $ 9.17966     1,995,792
   01/01/2013 to 12/31/2013...........  $ 9.17966    $10.46525     1,944,069
   01/01/2014 to 12/31/2014...........  $10.46525    $11.13285     1,853,608
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95008    $10.66309             0
   01/01/2007 to 12/31/2007...........  $10.66309    $10.60276             0
   01/01/2008 to 12/31/2008...........  $10.60276    $ 6.32966             0
   01/01/2009 to 12/31/2009...........  $ 6.32966    $ 7.51185             0
   01/01/2010 to 12/31/2010...........  $ 7.51185    $ 8.41927             0
   01/01/2011 to 12/31/2011...........  $ 8.41927    $ 8.48580             0
   01/01/2012 to 12/31/2012...........  $ 8.48580    $ 9.82084             0
   01/01/2013 to 12/31/2013...........  $ 9.82084    $12.67001             0
   01/01/2014 to 12/31/2014...........  $12.67001    $14.46757             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99785    $ 8.84314             0
   01/01/2012 to 12/31/2012...........  $ 8.84314    $ 9.74792             0
   01/01/2013 to 12/31/2013...........  $ 9.74792    $11.62323             0
   01/01/2014 to 12/31/2014...........  $11.62323    $12.05915         1,164
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08083    $ 7.29981        24,404
   01/01/2009 to 12/31/2009...........  $ 7.29981    $ 8.77459        35,760
   01/01/2010 to 12/31/2010...........  $ 8.77459    $ 9.56692        52,460
   01/01/2011 to 12/31/2011...........  $ 9.56692    $ 9.15103        63,095
   01/01/2012 to 12/31/2012...........  $ 9.15103    $ 9.83094        56,685
   01/01/2013 to 12/31/2013...........  $ 9.83094    $10.76855        76,925
   01/01/2014 to 12/31/2014...........  $10.76855    $11.02964        81,535
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09901    $ 6.65498        36,099
   01/01/2009 to 12/31/2009...........  $ 6.65498    $ 8.22388        42,484
   01/01/2010 to 12/31/2010...........  $ 8.22388    $ 9.16080        90,204
   01/01/2011 to 12/31/2011...........  $ 9.16080    $ 8.71154        90,482
   01/01/2012 to 12/31/2012...........  $ 8.71154    $ 9.83583        99,688
   01/01/2013 to 12/31/2013...........  $ 9.83583    $11.31242       135,265
   01/01/2014 to 12/31/2014...........  $11.31242    $11.61910       139,376
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98361    $10.50489             0
   01/01/2007 to 12/31/2007...........  $10.50489    $11.14495       359,613
   01/01/2008 to 12/31/2008...........  $11.14495    $ 7.57909       261,530
   01/01/2009 to 12/31/2009...........  $ 7.57909    $ 9.40742       303,544
   01/01/2010 to 12/31/2010...........  $ 9.40742    $10.24718       383,296
   01/01/2011 to 12/31/2011...........  $10.24718    $ 9.64554       464,519
   01/01/2012 to 12/31/2012...........  $ 9.64554    $10.44259       447,014
   01/01/2013 to 12/31/2013...........  $10.44259    $11.63790       435,997
   01/01/2014 to 12/31/2014...........  $11.63790    $11.68163       377,935

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $ 9.88603             0
   01/01/2007 to 12/31/2007...........  $ 9.88603    $10.70920             0
   01/01/2008 to 12/31/2008...........  $10.70920    $ 5.83244             0
   01/01/2009 to 12/31/2009...........  $ 5.83244    $ 7.53768             0
   01/01/2010 to 12/31/2010...........  $ 7.53768    $ 9.73319             0
   01/01/2011 to 12/31/2011...........  $ 9.73319    $ 8.23885             0
   01/01/2012 to 12/31/2012...........  $ 8.23885    $ 9.63688             0
   01/01/2013 to 12/31/2013...........  $ 9.63688    $13.21971           224
   01/01/2014 to 12/31/2014...........  $13.21971    $13.51465           142
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90433    $ 9.85030             0
   01/01/2007 to 12/31/2007...........  $ 9.85030    $10.28069             0
   01/01/2008 to 12/31/2008...........  $10.28069    $ 6.50978             0
   01/01/2009 to 12/31/2009...........  $ 6.50978    $ 8.49211             0
   01/01/2010 to 12/31/2010...........  $ 8.49211    $11.28585             0
   01/01/2011 to 12/31/2011...........  $11.28585    $10.88725             0
   01/01/2012 to 12/31/2012...........  $10.88725    $11.89700             0
   01/01/2013 to 12/31/2013...........  $11.89700    $15.66657             0
   01/01/2014 to 12/31/2014...........  $15.66657    $15.84492             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99167    $10.39648             0
   01/01/2007 to 12/31/2007...........  $10.39648    $ 9.55860             0
   01/01/2008 to 12/31/2008...........  $ 9.55860    $ 6.54440             0
   01/01/2009 to 12/31/2009...........  $ 6.54440    $ 8.09678             0
   01/01/2010 to 12/31/2010...........  $ 8.09678    $ 9.93828             0
   01/01/2011 to 12/31/2011...........  $ 9.93828    $ 9.10333             0
   01/01/2012 to 12/31/2012...........  $ 9.10333    $10.47853             0
   01/01/2013 to 12/31/2013...........  $10.47853    $14.02610             0
   01/01/2014 to 12/31/2014...........  $14.02610    $14.38383             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96738    $10.56246        52,298
   01/01/2007 to 12/31/2007...........  $10.56246    $10.93887     1,498,835
   01/01/2008 to 12/31/2008...........  $10.93887    $ 7.89154       994,417
   01/01/2009 to 12/31/2009...........  $ 7.89154    $ 9.54357     1,025,524
   01/01/2010 to 12/31/2010...........  $ 9.54357    $10.36977       964,801
   01/01/2011 to 12/31/2011...........  $10.36977    $10.30287       928,642
   01/01/2012 to 12/31/2012...........  $10.30287    $11.39102       976,707
   01/01/2013 to 12/31/2013...........  $11.39102    $12.96501     1,128,196
   01/01/2014 to 12/31/2014...........  $12.96501    $13.37293     1,065,121
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94970    $11.00108             0
   01/01/2007 to 12/31/2007...........  $11.00108    $10.33337             0
   01/01/2008 to 12/31/2008...........  $10.33337    $ 5.84996             0
   01/01/2009 to 12/31/2009...........  $ 5.84996    $ 7.05495             0
   01/01/2010 to 12/31/2010...........  $ 7.05495    $ 7.78316             0
   01/01/2011 to 12/31/2011...........  $ 7.78316    $ 7.45823             0
   01/01/2012 to 12/31/2012...........  $ 7.45823    $ 8.51874             0
   01/01/2013 to 12/31/2013...........  $ 8.51874    $10.76256           515
   01/01/2014 to 12/31/2014...........  $10.76256    $11.26756           337

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93937    $10.40053            0
   01/01/2007 to 12/31/2007...........  $10.40053    $10.96483            0
   01/01/2008 to 12/31/2008...........  $10.96483    $ 6.34814            0
   01/01/2009 to 12/31/2009...........  $ 6.34814    $ 9.48494            0
   01/01/2010 to 12/31/2010...........  $ 9.48494    $10.70110            0
   01/01/2011 to 12/31/2011...........  $10.70110    $10.24854            0
   01/01/2012 to 12/31/2012...........  $10.24854    $11.73898            0
   01/01/2013 to 12/31/2013...........  $11.73898    $16.47100            0
   01/01/2014 to 12/31/2014...........  $16.47100    $17.38484            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14670    $ 9.76596            0
   01/01/2007 to 12/31/2007...........  $ 9.76596    $13.36608            0
   01/01/2008 to 12/31/2008...........  $13.36608    $ 6.51197            0
   01/01/2009 to 12/31/2009...........  $ 6.51197    $ 9.47441            0
   01/01/2010 to 12/31/2010...........  $ 9.47441    $11.11788            0
   01/01/2011 to 12/31/2011...........  $11.11788    $ 9.21533            0
   01/01/2012 to 12/31/2012...........  $ 9.21533    $ 9.30174            0
   01/01/2013 to 12/31/2013...........  $ 9.30174    $10.45535            0
   01/01/2014 to 12/31/2014...........  $10.45535    $ 9.33362            0
AST TEMPLETON GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98885    $10.23278            0
   01/01/2007 to 12/31/2007...........  $10.23278    $10.92868            0
   01/01/2008 to 12/31/2008...........  $10.92868    $10.38726            0
   01/01/2009 to 12/31/2009...........  $10.38726    $11.34510            0
   01/01/2010 to 12/31/2010...........  $11.34510    $11.68700            0
   01/01/2011 to 12/31/2011...........  $11.68700    $11.85538            0
   01/01/2012 to 12/31/2012...........  $11.85538    $12.15220            0
   01/01/2013 to 12/31/2013...........  $12.15220    $11.39409            0
   01/01/2014 to 12/31/2014...........  $11.39409    $11.16164            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96994    $10.58456            0
   01/01/2007 to 12/31/2007...........  $10.58456    $11.29541            0
   01/01/2008 to 12/31/2008...........  $11.29541    $ 6.34591            0
   01/01/2009 to 12/31/2009...........  $ 6.34591    $ 7.93970            0
   01/01/2010 to 12/31/2010...........  $ 7.93970    $ 8.86699            0
   01/01/2011 to 12/31/2011...........  $ 8.86699    $ 8.33989        3,239
   01/01/2012 to 12/31/2012...........  $ 8.33989    $ 9.01845       20,146
   01/01/2013 to 12/31/2013...........  $ 9.01845    $10.58693       96,704
   01/01/2014 to 12/31/2014...........  $10.58693    $10.88122      128,124
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99785    $ 9.96779            0
   01/01/2008 to 12/31/2008...........  $ 9.96779    $ 9.20434            0
   01/01/2009 to 12/31/2009...........  $ 9.20434    $10.00948            0
   01/01/2010 to 12/31/2010...........  $10.00948    $10.51144            0
   01/01/2011 to 12/31/2011...........  $10.51144    $10.85741            0
   01/01/2012 to 12/31/2012...........  $10.85741    $11.40720            0
   01/01/2013 to 12/31/2013...........  $11.40720    $10.94684          482
   01/01/2014 to 12/31/2014...........  $10.94684    $11.43181          327
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07785    $ 6.60055       67,296
   01/01/2009 to 12/31/2009...........  $ 6.60055    $ 8.36337       78,159
   01/01/2010 to 12/31/2010...........  $ 8.36337    $ 8.98185      114,786
   01/01/2011 to 12/31/2011...........  $ 8.98185    $ 8.60412      114,929
   01/01/2012 to 09/21/2012...........  $ 8.60412    $ 9.57301            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
   01/01/2013 to 12/31/2013...........  $10.79903    $11.75851      169,163
   01/01/2014 to 12/31/2014...........  $11.75851    $12.08662      230,801
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
   01/01/2013 to 12/31/2013...........  $11.81435    $13.63409      158,790
   01/01/2014 to 12/31/2014...........  $13.63409    $14.32368      180,239
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
   01/01/2013 to 12/31/2013...........  $11.33645    $13.20498      566,259
   01/01/2014 to 12/31/2014...........  $13.20498    $13.92690      843,587
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
   01/01/2013 to 12/31/2013...........  $10.20156    $11.19672            0
   01/01/2014 to 12/31/2014...........  $11.19672    $11.62858            0
AST BLACKROCK ISHARES ETF PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.54820            0
   01/01/2014 to 12/31/2014...........  $10.54820    $10.81738            0
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
   01/01/2013 to 12/31/2013...........  $12.12874    $15.78294        5,326
   01/01/2014 to 12/31/2014...........  $15.78294    $17.23085        6,482

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759
   01/01/2013 to 12/31/2013...........  $10.74833    $13.05551      147,135
   01/01/2014 to 12/31/2014...........  $13.05551    $13.83039      261,580
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
   02/25/2013* to 12/31/2013..........  $ 9.99918    $11.72984            0
   01/01/2014 to 12/31/2014...........  $11.72984    $13.19431            0
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
   01/01/2013 to 12/31/2013...........  $10.07765    $10.29050       28,693
   01/01/2014 to 12/31/2014...........  $10.29050    $13.33818       33,765
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $ 9.73366            0
   01/01/2014 to 12/31/2014...........  $ 9.73366    $10.12900            0
AST FI PYRAMIS QUANTITATIVE PORTFOLIO
FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
   01/01/2013 to 12/31/2013...........  $10.36217    $11.77393      141,532
   01/01/2014 to 12/31/2014...........  $11.77393    $12.02477      146,745
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
   01/01/2013 to 12/31/2013...........  $11.03284    $13.02361       48,832
   01/01/2014 to 12/31/2014...........  $13.02361    $13.63207       78,552
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
   01/01/2013 to 12/31/2013...........  $10.79695    $13.30615       44,057
   01/01/2014 to 12/31/2014...........  $13.30615    $13.59311       39,882
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
   04/29/2013* to 12/31/2013..........  $ 9.99918    $10.86599            0
   01/01/2014 to 12/31/2014...........  $10.86599    $11.03376            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
   01/01/2013 to 12/31/2013...........  $11.52315    $11.90508        5,835
   01/01/2014 to 12/31/2014...........  $11.90508    $13.42844        9,633
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645
   01/01/2013 to 12/31/2013...........  $12.42563    $15.96125       24,620
   01/01/2014 to 02/07/2014...........  $15.96125    $15.71317            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
   01/01/2013 to 12/31/2013...........  $ 9.11684    $12.05440       27,352
   01/01/2014 to 12/31/2014...........  $12.05440    $13.50241       43,345
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
   01/01/2013 to 12/31/2013...........  $14.14015    $18.50694       16,778
   01/01/2014 to 12/31/2014...........  $18.50694    $20.43596       21,586
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
   01/01/2013 to 12/31/2013...........  $11.09154    $12.06017       27,028
   01/01/2014 to 12/31/2014...........  $12.06017    $12.42331       62,516
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
   01/01/2013 to 12/31/2013...........  $13.87726    $19.07270       10,593
   01/01/2014 to 12/31/2014...........  $19.07270    $20.24314       14,911

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114
   01/01/2013 to 12/31/2013...........  $ 9.12709    $12.16608       25,451
   01/01/2014 to 12/31/2014...........  $12.16608    $12.23327       30,161
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
   01/01/2013 to 12/31/2013...........  $12.76194    $13.54280       47,007
   01/01/2014 to 12/31/2014...........  $13.54280    $13.75166       62,152
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321
   01/01/2013 to 12/31/2013...........  $ 9.26557    $10.92201       15,690
   01/01/2014 to 12/31/2014...........  $10.92201    $10.21646       15,533
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
   01/01/2013 to 12/31/2013...........  $ 9.18156    $10.86035        7,431
   01/01/2014 to 12/31/2014...........  $10.86035    $10.03208        9,404
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647
   01/01/2013 to 12/31/2013...........  $11.22134    $12.91910       27,963
   01/01/2014 to 12/31/2014...........  $12.91910    $13.60521       34,332
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
   01/01/2013 to 12/31/2013...........  $ 9.87658    $11.28094       28,745
   01/01/2014 to 12/31/2014...........  $11.28094    $10.45830       71,525

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
   01/01/2013 to 12/31/2013...........  $11.58947    $12.74066       67,156
   01/01/2014 to 12/31/2014...........  $12.74066    $13.30181       88,614
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
   01/01/2013 to 12/31/2013...........  $12.90295    $17.43738        5,435
   01/01/2014 to 12/31/2014...........  $17.43738    $18.90555        8,490
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
   01/01/2013 to 12/31/2013...........  $ 8.29561    $11.48738       31,898
   01/01/2014 to 12/31/2014...........  $11.48738    $12.93708       42,358
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
   01/01/2013 to 12/31/2013...........  $10.63120    $14.37959       35,153
   01/01/2014 to 12/31/2014...........  $14.37959    $15.74482       73,599
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961
   01/01/2013 to 12/31/2013...........  $13.42818    $13.02931       83,091
   01/01/2014 to 12/31/2014...........  $13.02931    $13.72449       85,991
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
   01/01/2013 to 12/31/2013...........  $12.08368    $15.27018       35,474
   01/01/2014 to 12/31/2014...........  $15.27018    $15.66783       48,968

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
   01/01/2013 to 12/31/2013...........  $11.46400    $15.51686       16,702
   01/01/2014 to 12/31/2014...........  $15.51686    $16.70138       32,940
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0
   01/01/2013 to 12/31/2013...........  $10.22213    $13.61300            0
   01/01/2014 to 12/31/2014...........  $13.61300    $14.85534            0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
   01/01/2013 to 12/31/2013...........  $11.68256    $15.31633        5,233
   01/01/2014 to 12/31/2014...........  $15.31633    $17.43481        8,434
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
   01/01/2013 to 12/31/2013...........  $10.07626    $ 9.97714      122,291
   01/01/2014 to 12/31/2014...........  $ 9.97714    $ 9.87852      250,708
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
   01/01/2013 to 12/31/2013...........  $11.17393    $15.71072       36,628
   01/01/2014 to 12/31/2014...........  $15.71072    $17.77178       44,348
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652
   01/01/2013 to 12/31/2013...........  $12.19821    $16.01598       17,613
   01/01/2014 to 12/31/2014...........  $16.01598    $17.11635       24,756
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
   01/01/2013 to 12/31/2013...........  $10.37057    $12.20998        8,126
   01/01/2014 to 12/31/2014...........  $12.20998    $12.71038       13,083

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295
   01/01/2013 to 12/31/2013...........  $10.28504    $10.20593       18,822
   01/01/2014 to 12/31/2014...........  $10.20593    $ 9.63174       22,153
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
   01/01/2013 to 12/31/2013...........  $12.35443    $11.96593       61,513
   01/01/2014 to 12/31/2014...........  $11.96593    $11.83586       56,087
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
   01/01/2013 to 12/31/2013...........  $13.90489    $13.51422      157,940
   01/01/2014 to 12/31/2014...........  $13.51422    $13.94662      156,494
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309
   01/01/2013 to 12/31/2013...........  $12.19226    $13.18351      433,397
   01/01/2014 to 12/31/2014...........  $13.18351    $13.80684      626,045
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
   01/01/2013 to 12/31/2013...........  $10.02421    $11.61472       94,352
   01/01/2014 to 12/31/2014...........  $11.61472    $12.55744      195,413
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
   01/01/2013 to 12/31/2013...........  $10.41779    $13.65949        8,717
   01/01/2014 to 12/31/2014...........  $13.65949    $15.85219       20,322

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
   01/01/2013 to 12/31/2013...........  $10.01604    $12.13798       25,309
   01/01/2014 to 12/31/2014...........  $12.13798    $12.79898       15,325
AST RCM WORLD TRENDS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
   01/01/2013 to 12/31/2013...........  $10.60403    $11.80510       62,149
   01/01/2014 to 12/31/2014...........  $11.80510    $12.28896       69,809
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
   01/01/2013 to 12/31/2013...........  $10.60940    $12.40140       76,556
   01/01/2014 to 12/31/2014...........  $12.40140    $12.94564      113,063
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234
   01/01/2013 to 12/31/2013...........  $11.04609    $12.51162       60,754
   01/01/2014 to 12/31/2014...........  $12.51162    $12.76388       78,261
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
   01/01/2013 to 12/31/2013...........  $10.65604    $14.85632       15,705
   01/01/2014 to 12/31/2014...........  $14.85632    $15.43593       19,852
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
   01/01/2013 to 12/31/2013...........  $13.13644    $17.58113       12,287
   01/01/2014 to 12/31/2014...........  $17.58113    $18.07191       13,769
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416
   01/01/2013 to 12/31/2013...........  $11.21832    $15.26149       17,249
   01/01/2014 to 12/31/2014...........  $15.26149    $15.90635       18,760

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
   01/01/2013 to 12/31/2013...........  $11.94592    $13.81861      463,674
   01/01/2014 to 12/31/2014...........  $13.81861    $14.48626      626,426
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
   01/01/2013 to 12/31/2013...........  $ 8.78643    $11.28190       43,112
   01/01/2014 to 12/31/2014...........  $11.28190    $12.00433      101,261
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
   01/01/2013 to 12/31/2013...........  $12.70117    $18.11188       40,364
   01/01/2014 to 12/31/2014...........  $18.11188    $19.42910       54,961
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869
   01/01/2013 to 12/31/2013...........  $10.52125    $12.01930       30,337
   01/01/2014 to 12/31/2014...........  $12.01930    $10.90540       40,792
AST TEMPLETON GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
   01/01/2013 to 12/31/2013...........  $12.93840    $12.32953       16,494
   01/01/2014 to 12/31/2014...........  $12.32953    $12.27550       29,219
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
   01/01/2013 to 12/31/2013...........  $ 9.56832    $11.41596       32,813
   01/01/2014 to 12/31/2014...........  $11.41596    $11.92516       51,705

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
   01/01/2013 to 12/31/2013...........  $12.39484    $12.08896       36,684
   01/01/2014 to 12/31/2014...........  $12.08896    $12.83064       48,572
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0

* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
  Net Assets.................................. $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ------------    ------------     ------------    -----------  -----------
                                               $123,829,847    $183,884,372     $202,450,898    $13,885,768  $18,808,198
                                               ============    ============     ============    ===========  ===========

  Units outstanding...........................  105,488,489      72,636,072       71,106,864      5,009,097    7,301,716
                                               ============    ============     ============    ===========  ===========

  Portfolio shares held.......................   12,382,985      15,770,529        5,250,283        585,650      837,782
  Portfolio net asset value per share......... $      10.00    $      11.66     $      38.56    $     23.71  $     22.45
  Investment in portfolio shares, at cost..... $123,829,847    $175,539,612     $141,181,978    $10,056,787  $13,015,828

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
                                                01/01/2014      01/01/2014       01/01/2014      01/01/2014   01/01/2014
                                                    TO              TO               TO              TO           TO
                                                12/31/2014      12/31/2014       12/31/2014      12/31/2014   12/31/2014
                                               ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $      1,143    $  2,159,057     $          -    $         -  $         -
                                               ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,987,389       2,662,084        2,995,510        193,942      269,465
                                               ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..................   (1,986,246)       (503,027)      (2,995,510)      (193,942)    (269,465)
                                               ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -                -              -            -
  Realized gain (loss) on shares
   redeemed...................................            -         619,943        8,074,287        457,871      797,672
  Net change in unrealized gain (loss) on
   investments................................            -      10,405,429        7,249,111        994,092      836,709
                                               ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................            -      11,025,372       15,323,398      1,451,963    1,634,381
                                               ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (1,986,246)   $ 10,522,345     $ 12,327,888    $ 1,258,021  $ 1,364,916
                                               ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$296,460,515     $178,308,731   $ 5,550,543    $310,970,803     $60,957,519    $296,938,124    $61,806,529     $20,257,223
============     ============   ===========    ============     ===========    ============    ===========     ===========

  99,749,309       42,176,156       903,400     114,421,833      27,386,565     103,662,544     13,549,571      12,524,392
============     ============   ===========    ============     ===========    ============    ===========     ===========

  11,195,639       34,894,077       185,823       6,303,888       2,370,044       7,268,987      2,241,804       1,327,472
$      26.48     $       5.11   $     29.87    $      49.33     $     25.72    $      40.85    $     27.57     $     15.26
$212,174,245     $185,355,155   $ 6,418,520    $211,683,452     $45,894,287    $165,441,352    $36,989,525     $17,486,272

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014       01/01/2014     01/01/2014     01/01/2014      01/01/2014
     TO               TO             TO             TO               TO             TO             TO              TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014       12/31/2014     12/31/2014     12/31/2014      12/31/2014
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$          -     $ 11,724,502   $         -    $  9,426,833     $         -    $          -    $         -     $   222,517
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,655,133        2,948,108       106,097       4,579,196         951,579       4,433,617        872,657         303,441
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (4,655,133)       8,776,394      (106,097)      4,847,637        (951,579)     (4,433,617)      (872,657)        (80,924)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           -                -             -      13,648,805               -               -              -         117,803
  13,599,970          579,963       111,827      16,013,778       2,322,972      21,510,578      3,532,193         395,716

  16,031,501       (6,601,487)   (1,466,994)       (506,994)       (261,920)      7,278,406       (423,764)       (972,680)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  29,631,471       (6,021,524)   (1,355,167)     29,155,589       2,061,052      28,788,984      3,108,429        (459,161)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 24,976,338     $  2,754,870   $(1,461,264)   $ 34,003,226     $ 1,109,473    $ 24,355,367    $ 2,235,772     $  (540,085)
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
  Net Assets..................................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

NET ASSETS, representing:
  Accumulation units..........................  $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                -----------      -----------       -----------    ------------    -----------
                                                $74,911,907      $90,740,425       $62,899,948    $ 75,535,811    $20,287,552
                                                ===========      ===========       ===========    ============    ===========

  Units outstanding...........................   23,102,223       33,856,822        25,153,673      22,927,785      7,640,572
                                                ===========      ===========       ===========    ============    ===========

  Portfolio shares held.......................    2,495,400        2,213,181         1,758,947       2,319,896        696,927
  Portfolio net asset value per share.........  $     30.02      $     41.00       $     35.76    $      32.56    $     29.11
  Investment in portfolio shares, at cost.....  $49,800,215      $54,675,042       $46,714,881    $ 76,000,638    $12,927,312

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                                   JANUS ASPEN
                                               T. ROWE PRICE                       JANUS ASPEN      OVERSEAS
                                               EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                                PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               INVESTOR CLASS     SERIES I           SHARES          SHARES          CLASS
                                               -------------- ----------------- ----------------- ------------- ----------------
                                                 01/01/2014      01/01/2014        01/01/2014      01/01/2014      01/01/2014
                                                     TO              TO                TO              TO              TO
                                                 12/31/2014      12/31/2014        12/31/2014      12/31/2014      12/31/2014
                                               -------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,329,489      $   791,146       $   225,192    $  5,196,856    $   168,923
                                                -----------      -----------       -----------    ------------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,069,775        1,319,262           860,726       1,246,732        289,575
                                                -----------      -----------       -----------    ------------    -----------

NET INVESTMENT INCOME (LOSS)..................      259,714         (528,116)         (635,534)      3,950,124       (120,652)
                                                -----------      -----------       -----------    ------------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -          441,712         4,420,526       6,250,826      1,532,829
  Realized gain (loss) on shares
   redeemed...................................    3,349,892        5,421,923         1,951,916       1,761,172      1,313,531
  Net change in unrealized gain (loss) on
   investments................................      742,395          797,770           950,592     (23,494,194)    (1,026,053)
                                                -----------      -----------       -----------    ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,092,287        6,661,405         7,323,034     (15,482,196)     1,820,307
                                                -----------      -----------       -----------    ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,352,001      $ 6,133,289       $ 6,687,500    $(11,532,072)   $ 1,699,655
                                                ===========      ===========       ===========    ============    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------
  $61,530,762    $30,777,889  $28,451,462    $49,919,625   $28,795,407      $7,691,429      $104,078,768      $11,421,964
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

   22,311,087      9,537,603   10,386,118     20,332,558    18,107,817       7,457,283        39,236,475        7,008,554
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

    1,547,944      3,270,764    1,207,617      2,252,691     2,543,764         162,335         5,267,144          324,395
  $     39.75    $      9.41  $     23.56    $     22.16   $     11.32      $    47.38      $      19.76      $     35.21
  $37,879,082    $22,216,147  $26,522,612    $29,110,632   $28,215,511      $4,911,956      $ 64,430,682      $ 7,017,444

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                               FRANKLIN
                             SMALL-MID CAP                              ALLIANCEBERNSTEIN
 MFS(R) GROWTH    VP VALUE      GROWTH       PRUDENTIAL                   VPS LARGE CAP     PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL   FUND -     VIP FUND -   JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO - SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        CLASS I       CLASS 2    FOCUS PORTFOLIO  PORTFOLIO        CLASS B          PORTFOLIO     SERVICE SHARES
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
   01/01/2014    01/01/2014   01/01/2014     01/01/2014    01/01/2014       01/01/2014       01/01/2014       01/01/2014
       TO            TO           TO             TO            TO               TO               TO               TO
   12/31/2014    12/31/2014   12/31/2014     12/31/2014    12/31/2014       12/31/2014       12/31/2014       12/31/2014
---------------- ----------- ------------- --------------- -----------  ------------------ --------------- -----------------
  $    63,929    $   468,276  $         -    $         -   $   268,371      $        -      $          -      $    25,579
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

      862,446        424,932      404,102        724,683       412,451         102,438         1,713,332          188,981
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

     (798,517)        43,344     (404,102)      (724,683)     (144,080)       (102,438)       (1,713,332)        (163,402)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    4,079,711              -    5,628,732              -     5,808,652               -                 -          843,862
    3,416,274      1,098,091      524,295      2,833,497       785,383         567,705         7,122,056          826,081
   (2,334,140)     2,146,098   (4,124,430)       766,629    (5,134,353)        371,025        (2,069,035)        (336,604)
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

    5,161,845      3,244,189    2,028,597      3,600,126     1,459,682         938,730         5,053,021        1,333,339
  -----------    -----------  -----------    -----------   -----------      ----------      ------------      -----------

  $ 4,363,328    $ 3,287,533  $ 1,624,495    $ 2,875,443   $ 1,315,602      $  836,292      $  3,339,689      $ 1,169,937
  ===========    ===========  ===========    ===========   ===========      ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
  Net Assets..................................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

NET ASSETS, representing:
  Accumulation units..........................   $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ------------     -----------      -----------    ------------    --------------
                                                 $127,550,881     $35,458,947      $33,367,415    $259,462,977    $2,539,962,996
                                                 ============     ===========      ===========    ============    ==============

  Units outstanding...........................     44,521,357      23,270,765       19,869,784      16,012,792       199,888,655
                                                 ============     ===========      ===========    ============    ==============

  Portfolio shares held.......................     10,754,712       5,969,520        4,466,856       9,746,919       155,921,608
  Portfolio net asset value per share.........   $      11.86     $      5.94      $      7.47    $      26.62    $        16.29
  Investment in portfolio shares, at cost.....   $ 77,014,773     $36,810,042      $35,667,990    $182,051,251    $2,102,330,924

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
                                                  01/01/2014       01/01/2014      01/01/2014      01/01/2014       01/01/2014
                                                      TO               TO              TO              TO               TO
                                                  12/31/2014       12/31/2014      12/31/2014      12/31/2014       12/31/2014
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          -     $         -      $         -    $          -    $            -
                                                 ------------     -----------      -----------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,072,654         632,150          620,515       3,669,871        43,789,724
                                                 ------------     -----------      -----------    ------------    --------------

NET INVESTMENT INCOME (LOSS)..................     (2,072,654)       (632,150)        (620,515)     (3,669,871)      (43,789,724)
                                                 ------------     -----------      -----------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -               -                 -
  Realized gain (loss) on shares
   redeemed...................................      8,245,384         (58,325)        (124,328)     11,512,566        52,915,866
  Net change in unrealized gain (loss) on
   investments................................      3,374,815      (2,277,469)      (2,092,441)     17,147,726        23,674,132
                                                 ------------     -----------      -----------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................     11,620,199      (2,335,794)      (2,216,769)     28,660,292        76,589,998
                                                 ------------     -----------      -----------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $  9,547,545     $(2,967,944)     $(2,837,284)   $ 24,990,421    $   32,800,274
                                                 ============     ===========      ===========    ============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------
$239,837,524    $1,675,340,382  $146,622,446   $203,686,732  $169,021,894   $113,914,840    $107,334,719     $          -
============    ==============  ============   ============  ============   ============    ============     ============

  13,311,892       130,504,071     9,863,434     15,527,480    10,031,807      6,169,731       6,293,911                -
============    ==============  ============   ============  ============   ============    ============     ============

  24,201,566       101,844,400    11,252,682     24,190,823    11,877,856      5,575,861       4,973,805                -
$       9.91    $        16.45  $      13.03   $       8.42  $      14.23   $      20.43    $      21.58     $          -
$180,214,242    $1,371,022,009  $109,490,906   $185,008,822  $125,026,019   $ 78,350,737    $ 78,113,779     $          -

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                 AST SMALL-CAP                                   AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                     GROWTH                                          SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014
     TO               TO             TO             TO            TO             TO              TO               TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**
-------------   --------------- ------------  -------------- ------------- --------------- --------------- ----------------
$          -    $            -  $          -   $          -  $          -   $          -    $          -     $          -
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

   3,577,459        27,654,003     2,515,465      3,498,439     2,744,632      1,798,086       1,878,352          273,980
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  (3,577,459)      (27,654,003)   (2,515,465)    (3,498,439)   (2,744,632)    (1,798,086)     (1,878,352)        (273,980)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

           -                 -             -              -             -              -               -                -
   8,505,775        27,446,651     7,834,048      5,746,086    10,739,907      6,905,924       8,265,098       38,732,776
  47,576,427        60,334,920    (5,445,848)      (395,128)   (3,381,016)     7,643,071      (3,126,077)     (41,075,181)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

  56,082,202        87,781,571     2,388,200      5,350,958     7,358,891     14,548,995       5,139,021       (2,342,405)
------------    --------------  ------------   ------------  ------------   ------------    ------------     ------------

$ 52,504,743    $   60,127,568  $   (127,265)  $  1,852,519  $  4,614,259   $ 12,750,909    $  3,260,669     $ (2,616,385)
============    ==============  ============   ============  ============   ============    ============     ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
  Net Assets..................................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

NET ASSETS, representing:
  Accumulation units..........................   $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ------------    ------------     ------------     ------------   ------------
                                                 $271,569,698    $409,452,191     $594,715,250     $404,850,011   $122,404,837
                                                 ============    ============     ============     ============   ============

  Units outstanding...........................     14,692,106      25,255,265       49,551,416       23,783,239      7,243,407
                                                 ============    ============     ============     ============   ============

  Portfolio shares held.......................     35,086,524      18,125,374       49,642,341       12,545,708      7,378,230
  Portfolio net asset value per share.........   $       7.74    $      22.59     $      11.98     $      32.27   $      16.59
  Investment in portfolio shares, at cost.....   $195,610,772    $277,085,040     $562,943,686     $304,023,987   $ 88,073,765

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
                                                  01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                      TO              TO               TO               TO             TO
                                                  12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               ---------------- --------------- ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $          -    $          -     $          -     $          -   $          -
                                                 ------------    ------------     ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      4,489,213       4,887,200        7,727,817        6,194,961      1,757,070
                                                 ------------    ------------     ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................     (4,489,213)     (4,887,200)      (7,727,817)      (6,194,961)    (1,757,070)
                                                 ------------    ------------     ------------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -                -              -
  Realized gain (loss) on shares
   redeemed...................................     13,426,753      16,653,317        2,437,958       16,122,217      6,694,014
  Net change in unrealized gain (loss) on
   investments................................     15,054,195      33,285,748       32,200,094       27,283,225      2,940,022
                                                 ------------    ------------     ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     28,480,948      49,939,065       34,638,052       43,405,442      9,634,036
                                                 ------------    ------------     ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 23,991,735    $ 45,051,865     $ 26,910,235     $ 37,210,481   $  7,876,966
                                                 ============    ============     ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $284,956,071   $292,468,757    $162,189,725   $322,746,077  $168,707,059    $295,414,147     $7,977,063,217    $356,336,807
  ============   ============    ============   ============  ============    ============     ==============    ============

    16,497,401     15,349,477      15,865,967     21,816,830     8,979,699      28,651,080        568,526,998      22,518,431
  ============   ============    ============   ============  ============    ============     ==============    ============

     8,155,583     10,635,228      15,685,660     24,376,592     7,991,808      14,182,148        338,154,439      22,696,612
  $      34.94   $      27.50    $      10.34   $      13.24  $      21.11    $      20.83     $        23.59    $      15.70
  $206,511,370   $198,913,241    $165,112,985   $234,277,248  $129,767,221    $295,956,104     $6,284,899,269    $279,582,238

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
   01/01/2014     01/01/2014      01/01/2014     01/01/2014    01/01/2014      01/01/2014        01/01/2014       01/01/2014
       TO             TO              TO             TO            TO              TO                TO               TO
   12/31/2014     12/31/2014      12/31/2014     12/31/2014    12/31/2014      12/31/2014        12/31/2014       12/31/2014
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $          -   $          -    $          -   $          -  $          -    $          -     $            -    $          -
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

     4,326,555      4,705,622       3,005,116      4,307,216     2,036,485       5,664,136        123,062,097       5,389,705
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    (4,326,555)    (4,705,622)     (3,005,116)    (4,307,216)   (2,036,485)     (5,664,136)      (123,062,097)     (5,389,705)
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

             -              -               -              -             -               -                  -               -
    13,083,844     15,642,469        (787,920)    10,238,310     5,958,156       8,496,082         90,971,266      11,517,102
     7,423,717     20,987,783         706,223     12,334,345    13,015,970     (34,565,699)       345,108,884         240,863
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    20,507,561     36,630,252         (81,697)    22,572,655    18,974,126     (26,069,617)       436,080,150      11,757,965
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

  $ 16,181,006   $ 31,924,630    $ (3,086,813)  $ 18,265,439  $ 16,937,641    $(31,733,753)    $  313,018,053    $  6,368,260
  ============   ============    ============   ============  ============    ============     ==============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
ASSETS
  Investment in the portfolios, at fair value.   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
  Net Assets..................................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................   $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ------------   ------------  --------------  --------------  --------------
                                                 $201,652,986   $194,299,855  $1,548,822,529  $7,352,204,320  $4,038,220,348
                                                 ============   ============  ==============  ==============  ==============

  Units outstanding...........................     17,384,407     18,913,325     130,026,899     516,836,090     326,241,303
                                                 ============   ============  ==============  ==============  ==============

  Portfolio shares held.......................      8,409,215     17,940,892     122,436,564     490,473,937     309,442,172
  Portfolio net asset value per share.........   $      23.98   $      10.83  $        12.65  $        14.99  $        13.05
  Investment in portfolio shares, at cost.....   $181,706,400   $198,188,863  $1,302,582,260  $5,552,012,800  $3,345,735,469

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
                                                  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
                                                      TO             TO             TO              TO              TO
                                                  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
                                               ---------------- ------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend income.............................   $          -   $          -  $            -  $            -  $            -
                                                 ------------   ------------  --------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,464,472      2,785,992      23,170,716     117,281,762      72,750,126
                                                 ------------   ------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)..................     (3,464,472)    (2,785,992)    (23,170,716)   (117,281,762)    (72,750,126)
                                                 ------------   ------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -              -               -               -               -
  Realized gain (loss) on shares
   redeemed...................................      4,465,079       (304,263)     20,416,371      94,697,186      95,706,429
  Net change in unrealized gain (loss) on
   investments................................    (18,138,406)     1,406,712      56,145,958     374,353,508      59,313,157
                                                 ------------   ------------  --------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................    (13,673,327)     1,102,449      76,562,329     469,050,694     155,019,586
                                                 ------------   ------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(17,137,799)  $ (1,683,543) $   53,391,613  $  351,768,932  $   82,269,460
                                                 ============   ============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$7,070,582,658    $4,631,403,989  $3,226,252,759  $4,474,369,276  $6,256,006,335  $590,749,420  $192,740,753  $196,547,126
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   514,029,248       360,303,030     251,090,931     324,805,239     447,097,289    31,589,569    20,583,057    10,894,174
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   480,992,018       332,715,804     266,412,284     342,601,017     418,742,057    26,455,415   192,740,753     6,180,727
$        14.70    $        13.92  $        12.11  $        13.06  $        14.94  $      22.33  $       1.00  $      31.80
$5,442,041,629    $3,888,151,635  $2,656,237,842  $3,543,695,415  $4,916,159,690  $405,806,464  $192,740,753  $147,059,806

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
  01/01/2014        01/01/2014      01/01/2014      01/01/2014      01/01/2014     01/01/2014    01/01/2014    01/01/2014
      TO                TO              TO              TO              TO             TO            TO            TO
  12/31/2014        12/31/2014      12/31/2014      12/31/2014      12/31/2014     12/31/2014    12/31/2014    12/31/2014
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$            -    $            -  $            -  $            -  $            -  $          -  $          -  $          -
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   111,792,335        78,276,914      51,821,901      67,512,802      98,385,521     9,507,694     3,371,060     3,422,560
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

  (111,792,335)      (78,276,914)    (51,821,901)    (67,512,802)    (98,385,521)   (9,507,694)   (3,371,060)   (3,422,560)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

             -                 -               -               -               -             -             -             -
   128,836,422        83,912,490      44,610,435      66,598,752      82,605,065    30,501,608             -    11,310,070
   302,854,566       176,544,566      54,131,026     290,309,554     272,951,036    14,153,499             -    (5,292,822)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   431,690,988       260,457,056      98,741,461     356,908,306     355,556,101    44,655,107             -     6,017,248
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

$  319,898,653    $  182,180,142  $   46,919,560  $  289,395,504  $  257,170,580  $ 35,147,413  $ (3,371,060) $  2,594,688
==============    ==============  ==============  ==============  ==============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
  Net Assets.................................. $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

NET ASSETS, representing:
  Accumulation units.......................... $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               --------------   -----------  ------------    -----------   ------------
                                               $2,043,440,509   $90,248,009  $201,218,906    $ 8,082,662   $727,546,291
                                               ==============   ===========  ============    ===========   ============

  Units outstanding...........................    178,575,778     8,001,718    17,911,676        594,550     54,969,670
                                               ==============   ===========  ============    ===========   ============

  Portfolio shares held.......................    159,519,165     5,271,496    15,083,876      1,386,391    106,678,342
  Portfolio net asset value per share......... $        12.81   $     17.12  $      13.34    $      5.83   $       6.82
  Investment in portfolio shares, at cost..... $1,937,397,824   $82,220,706  $170,259,851    $10,376,512   $715,351,820

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                     AST            AST           AST           NVIT           AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL   DEVELOPING     INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH         MARKETS      GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO   FUND - CLASS II  PORTFOLIO
                                               --------------  ------------- ------------- --------------- ------------
                                                 01/01/2014     01/01/2014    01/01/2014     01/01/2014     01/01/2014
                                                     TO             TO            TO             TO             TO
                                                 12/31/2014     12/31/2014    12/31/2014     12/31/2014     12/31/2014
                                               --------------  ------------- ------------- --------------- ------------
INVESTMENT INCOME
  Dividend income............................. $            -   $         -  $          -    $    75,647   $          -
                                               --------------   -----------  ------------    -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     36,176,687     1,553,955     2,460,907        156,897     10,142,018
                                               --------------   -----------  ------------    -----------   ------------

NET INVESTMENT INCOME (LOSS)..................    (36,176,687)   (1,553,955)   (2,460,907)       (81,250)   (10,142,018)
                                               --------------   -----------  ------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -             -             -              -              -
  Realized gain (loss) on shares
   redeemed...................................     16,924,460     2,221,822     2,822,412       (601,649)    27,516,144
  Net change in unrealized gain (loss) on
   investments................................     75,148,785    (8,799,804)  (14,599,899)       (31,209)     8,273,533
                                               --------------   -----------  ------------    -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     92,073,245    (6,577,982)  (11,777,487)      (632,858)    35,789,677
                                               --------------   -----------  ------------    -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   55,896,558   $(8,131,937) $(14,238,394)   $  (714,108)  $ 25,647,659
                                               ==============   ===========  ============    ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------
 $536,794,327    $75,795,993    $13,782,612   $88,155,577   $215,174,460   $322,406,761   $3,390,731,550  $3,451,524,915
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   45,409,933      6,472,657      1,127,369     5,836,926     22,066,237     17,426,498      242,326,082     273,990,007
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

   47,378,140      6,142,301      1,342,027     7,864,012     25,166,604     17,891,607      228,948,788     285,958,982
 $      11.33    $     12.34    $     10.27   $     11.21   $       8.55   $      18.02   $        14.81  $        12.07
 $508,000,631    $72,695,737    $13,959,648   $72,006,544   $217,832,695   $227,129,773   $2,657,112,804  $2,891,065,902

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
  01/01/2014      01/01/2014     01/01/2014   01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014
      TO              TO             TO           TO             TO             TO              TO              TO
  12/31/2014      12/31/2014     12/31/2014   12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $          -    $         -    $         -   $         -   $          -   $          -   $            -  $            -
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

    8,299,655      1,903,688        355,085     1,473,015      4,006,743      5,081,330       52,821,153      53,163,091
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   (8,299,655)    (1,903,688)      (355,085)   (1,473,015)    (4,006,743)    (5,081,330)     (52,821,153)    (53,163,091)
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

            -              -              -             -              -              -                -               -
    2,614,184      1,375,076       (145,979)    3,163,617      3,832,992     14,967,790       44,574,991      37,513,354
   30,024,573      1,136,213        895,656     7,982,892    (13,426,752)     5,820,431      141,952,646     128,398,437
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

   32,638,757      2,511,289        749,677    11,146,509     (9,593,760)    20,788,221      186,527,637     165,911,791
 ------------    -----------    -----------   -----------   ------------   ------------   --------------  --------------

 $ 24,339,102    $   607,601    $   394,592   $ 9,673,494   $(13,600,503)  $ 15,706,891   $  133,706,484  $  112,748,700
 ============    ===========    ===========   ===========   ============   ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
ASSETS
  Investment in the portfolios, at fair value. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
  Net Assets.................................. $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

NET ASSETS, representing:
  Accumulation units.......................... $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               --------------  --------------   --------------    --------     --------
                                               $2,240,418,989  $2,047,499,900   $2,479,574,165    $393,123     $366,074
                                               ==============  ==============   ==============    ========     ========

  Units outstanding...........................    162,234,524     168,111,535      179,691,308      18,888       21,057
                                               ==============  ==============   ==============    ========     ========

  Portfolio shares held.......................    167,570,605     169,214,868      186,294,077       6,128        6,535
  Portfolio net asset value per share......... $        13.37  $        12.10   $        13.31    $  64.15     $  56.02
  Investment in portfolio shares, at cost..... $1,772,230,142  $1,777,797,142   $1,987,757,735    $300,433     $303,140

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014     01/01/2014   01/01/2014
                                                     TO              TO               TO             TO           TO
                                                 12/31/2014      12/31/2014       12/31/2014     12/31/2014   12/31/2014
                                               --------------- --------------- ----------------- ---------- --------------
INVESTMENT INCOME
  Dividend income............................. $            -  $            -   $            -    $      -     $  1,425
                                               --------------  --------------   --------------    --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     34,637,298      32,043,525       37,736,852       5,157        3,068
                                               --------------  --------------   --------------    --------     --------

NET INVESTMENT INCOME (LOSS)..................    (34,637,298)    (32,043,525)     (37,736,852)     (5,157)      (1,643)
                                               --------------  --------------   --------------    --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -               -                -         369            -
  Realized gain (loss) on shares
   redeemed...................................     34,729,612      27,591,382       24,029,438      62,389       39,032
  Net change in unrealized gain (loss) on
   investments................................     98,252,706      50,023,510      104,476,065     (23,934)     (17,928)
                                               --------------  --------------   --------------    --------     --------

NET GAIN (LOSS) ON INVESTMENTS................    132,982,318      77,614,892      128,505,503      38,824       21,104
                                               --------------  --------------   --------------    --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   98,345,020  $   45,571,367   $   90,768,651    $ 33,667     $ 19,461
                                               ==============  ==============   ==============    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 --------   ----------   --------    --------   --------   --------   ---------   --------
 $917,036   $2,194,481   $376,001    $541,605   $504,823   $692,793   $ 757,344   $261,568
 ========   ==========   ========    ========   ========   ========   =========   ========

   86,071      103,906     25,489      34,119     32,125     51,205      43,337     16,273
 ========   ==========   ========    ========   ========   ========   =========   ========

   29,085       34,342      6,234      11,234     11,988     11,026      20,223      6,181
 $  31.53   $    63.90   $  60.31    $  48.21   $  42.11   $  62.83   $   37.45   $  42.32
 $718,876   $1,551,836   $277,778    $450,481   $403,241   $564,467   $ 722,111   $224,242

                                 SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
01/01/2014  01/01/2014  01/01/2014  01/01/2014 01/01/2014 01/01/2014  01/01/2014 01/01/2014
    TO          TO          TO          TO         TO         TO          TO         TO
12/31/2014  12/31/2014  12/31/2014  12/31/2014 12/31/2014 12/31/2014  12/31/2014 12/31/2014
----------  ----------- ----------- ---------- ---------- ----------- ---------- ----------
 $  1,498   $    1,739   $  1,317    $      -   $  1,467   $ 10,654   $       -   $      -
 --------   ----------   --------    --------   --------   --------   ---------   --------

   12,507       26,019      5,980       8,253      9,267      9,494       8,519      4,516
 --------   ----------   --------    --------   --------   --------   ---------   --------

  (11,009)     (24,280)    (4,663)     (8,253)    (7,800)     1,160      (8,519)    (4,516)
 --------   ----------   --------    --------   --------   --------   ---------   --------

        -            -          -      51,832          -          -     127,865     21,039
  105,700      220,135     51,026      32,500    129,617     33,635      28,522     86,047

   (4,596)     213,384    (28,367)    (57,077)   (84,476)    94,630    (173,367)   (85,674)
 --------   ----------   --------    --------   --------   --------   ---------   --------

  101,104      433,519     22,659      27,255     45,141    128,265     (16,980)    21,412
 --------   ----------   --------    --------   --------   --------   ---------   --------

 $ 90,095   $  409,239   $ 17,996    $ 19,002   $ 37,341   $129,425   $ (25,499)  $ 16,896
 ========   ==========   ========    ========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
ASSETS
  Investment in the portfolios, at fair value.      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
  Net Assets..................................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

NET ASSETS, representing:
  Accumulation units..........................      $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    -------        --------  ----------  ----------  -----------
                                                    $97,363        $820,750  $1,831,986  $1,541,902  $93,045,505
                                                    =======        ========  ==========  ==========  ===========

  Units outstanding...........................        8,571          54,742     114,837     118,810    6,071,839
                                                    =======        ========  ==========  ==========  ===========

  Portfolio shares held.......................       11,428          18,894      32,011      39,966    5,095,592
  Portfolio net asset value per share.........      $  8.52        $  43.44  $    57.23  $    38.58  $     18.26
  Investment in portfolio shares, at cost.....      $92,128        $655,114  $1,406,456  $1,198,219  $68,133,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                      AST BOSTON
                                                                                                       PARTNERS
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
                                                   01/01/2014     01/01/2014 01/01/2014  01/01/2014   01/01/2014
                                                       TO             TO         TO          TO           TO
                                                   12/31/2014     12/31/2014 12/31/2014  12/31/2014   12/31/2014
                                               ------------------ ---------- ----------  ----------  -----------
INVESTMENT INCOME
  Dividend income.............................      $ 5,256        $ 11,749  $    1,491  $    9,072  $         -
                                                    -------        --------  ----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        1,962           8,241      19,362      19,214    1,510,220
                                                    -------        --------  ----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)..................        3,294           3,508     (17,871)    (10,142)  (1,510,220)
                                                    -------        --------  ----------  ----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -               -           -           -            -
  Realized gain (loss) on shares
   redeemed...................................        4,448          50,173      79,361      86,788    4,619,729
  Net change in unrealized gain (loss) on
   investments................................       (7,260)        103,851      87,400      37,630    3,997,423
                                                    -------        --------  ----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................       (2,812)        154,024     166,761     124,418    8,617,152
                                                    -------        --------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................      $   482        $157,532  $  148,890  $  114,276  $ 7,106,932
                                                    =======        ========  ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
------------     -----------    -----------    ------------    --------     ----------    ---------      --------
$136,715,045     $26,327,304    $73,049,516    $100,683,250    $454,330     $1,026,985    $ 445,017      $996,636
============     ===========    ===========    ============    ========     ==========    =========      ========

   7,910,969       2,158,811      6,505,236       8,022,325      29,874        333,847       25,406        70,612
============     ===========    ===========    ============    ========     ==========    =========      ========

   6,519,554       4,019,436      6,052,155       7,181,402      92,343         37,250       44,149        89,384
$      20.97     $      6.55    $     12.07    $      14.02    $   4.92     $    27.57    $   10.08      $  11.15
$102,203,108     $25,633,282    $71,120,252    $ 96,351,965    $440,218     $  828,681    $ 326,883      $700,186

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO   WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH   SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND    EQUITY FUND -    FUND -    GROWTH FUND -     FUND -
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1       CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
 01/01/2014       01/01/2014     01/01/2014     01/01/2014    01/01/2014    01/01/2014   01/01/2014     01/01/2014
     TO               TO             TO             TO            TO            TO           TO             TO
 12/31/2014       12/31/2014     12/31/2014     12/31/2014    12/31/2014    12/31/2014   12/31/2014     12/31/2014
------------    -------------- -------------- -------------- ------------- ------------ ------------- ---------------
$          -     $         -    $         -    $          -    $ 15,865     $        -    $       -      $  7,232
------------     -----------    -----------    ------------    --------     ----------    ---------      --------


   1,985,602         574,842      1,871,629       2,157,051       8,927         19,868        8,892        19,723
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  (1,985,602)       (574,842)    (1,871,629)     (2,157,051)      6,938        (19,868)      (8,892)      (12,491)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

           -               -              -               -      12,410        220,607       48,695             -
   7,323,668         455,900      1,333,052       1,638,465       9,585        137,868       52,271        86,660

   3,462,386       1,223,623         15,030       4,962,818     (66,318)      (313,385)    (115,227)      (35,086)
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

  10,786,054       1,679,523      1,348,082       6,601,283     (44,323)        45,090      (14,261)       51,574
------------     -----------    -----------    ------------    --------     ----------    ---------      --------

$  8,800,452     $ 1,104,681    $  (523,547)   $  4,444,232    $(37,385)    $   25,222    $ (23,153)     $ 39,083
============     ===========    ===========    ============    ========     ==========    =========      ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
  Net Assets..................................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

NET ASSETS, representing:
  Accumulation units..........................  $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                -----------     ------------    --------------     ----------    ------------
                                                $48,234,103     $545,768,652    $1,852,566,117     $1,586,308    $194,170,722
                                                ===========     ============    ==============     ==========    ============

  Units outstanding...........................    4,100,728       43,953,498       163,477,249         92,946      18,101,692
                                                ===========     ============    ==============     ==========    ============

  Portfolio shares held.......................    3,744,884       41,128,007       154,380,510         55,042      17,336,672
  Portfolio net asset value per share.........  $     12.88     $      13.27    $        12.00     $    28.82    $      11.20
  Investment in portfolio shares, at cost.....  $46,096,546     $452,914,004    $1,567,616,597     $  942,362    $186,187,675

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
                                                 01/01/2014      01/01/2014       01/01/2014       01/01/2014     01/01/2014
                                                     TO              TO               TO               TO             TO
                                                 12/31/2014      12/31/2014       12/31/2014       12/31/2014     12/31/2014
                                               -------------- ---------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $          -    $            -     $    4,764    $          -
                                                -----------     ------------    --------------     ----------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,295,450        7,572,049        29,783,719         28,197       2,274,171
                                                -----------     ------------    --------------     ----------    ------------

NET INVESTMENT INCOME (LOSS)..................   (1,295,450)      (7,572,049)      (29,783,719)       (23,433)     (2,274,171)
                                                -----------     ------------    --------------     ----------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -                -                 -              -               -
  Realized gain (loss) on shares
   redeemed...................................      287,882        3,026,982        24,189,212         98,920         749,643
  Net change in unrealized gain (loss) on
   investments................................    5,552,214       25,913,736        61,847,674         63,160       9,020,445
                                                -----------     ------------    --------------     ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    5,840,096       28,940,718        86,036,886        162,080       9,770,088
                                                -----------     ------------    --------------     ----------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 4,544,646     $ 21,368,669    $   56,253,167     $  138,647    $  7,495,917
                                                ===========     ============    ==============     ==========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------
 $55,954,533    $94,025,241   $3,173,775,762   $491,761,756     $2,477,276   $32,564,640   $55,944,901      $2,022,877
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,454,412      9,385,875      237,596,497     39,863,759        263,440     2,236,302     5,709,998         208,732
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

   5,171,399      8,787,406      227,347,834     38,150,640        254,602     2,141,002     5,479,422         203,919
 $     10.82    $     10.70   $        13.96   $      12.89     $     9.73   $     15.21   $     10.21      $     9.92
 $54,343,701    $86,138,923   $2,466,276,455   $423,910,129     $2,553,648   $28,876,423   $52,322,811      $2,095,547

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
  01/01/2014     01/01/2014     01/01/2014      01/01/2014      01/01/2014    01/01/2014    01/01/2014      01/01/2014
      TO             TO             TO              TO              TO            TO            TO              TO
  12/31/2014     12/31/2014     12/31/2014      12/31/2014      12/31/2014    12/31/2014    12/31/2014      12/31/2014
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $         -    $         -   $            -   $          -     $        -   $         -   $         -      $        -
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

     766,481      3,096,259       53,529,937      7,036,195         26,044       362,769     1,029,700          23,844
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

    (766,481)    (3,096,259)     (53,529,937)    (7,036,195)       (26,044)     (362,769)   (1,029,700)        (23,844)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

           -              -                -              -              -             -             -               -
     260,435      4,663,579       58,417,758      5,462,919         (6,330)      668,903     1,793,465           5,809
   1,926,951     13,892,738       46,472,246     16,704,893        (16,733)    1,804,277     5,530,676         (95,972)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

   2,187,386     18,556,317      104,890,004     22,167,812        (23,063)    2,473,180     7,324,141         (90,163)
 -----------    -----------   --------------   ------------     ----------   -----------   -----------      ----------

 $ 1,420,905    $15,460,058   $   51,360,067   $ 15,131,617     $  (49,107)  $ 2,110,411   $ 6,294,441      $ (114,007)
 ===========    ===========   ==============   ============     ==========   ===========   ===========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
ASSETS
  Investment in the portfolios, at fair value.   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
  Net Assets..................................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

NET ASSETS, representing:
  Accumulation units..........................   $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 -----------     ----------   --------------  ------------     ------------
                                                 $53,805,106     $1,638,694   $2,421,325,512  $187,269,716     $716,686,319
                                                 ===========     ==========   ==============  ============     ============

  Units outstanding...........................     4,131,841        174,766      233,396,995    17,481,322       65,536,548
                                                 ===========     ==========   ==============  ============     ============

  Portfolio shares held.......................     4,003,356        172,494      225,239,582    17,024,520       63,875,786
  Portfolio net asset value per share.........   $     13.44     $     9.50   $        10.75  $      11.00     $      11.22
  Investment in portfolio shares, at cost.....   $48,990,561     $1,708,662   $2,276,062,646  $179,692,550     $692,270,499

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST            AST            AST             AST             AST
                                                 CLEARBRIDGE    QMA EMERGING   MULTI-SECTOR     BLACKROCK   FRANKLIN TEMPLETON
                                               DIVIDEND GROWTH MARKETS EQUITY  FIXED INCOME    ISHARES ETF    FOUNDING FUNDS
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PLUS PORTFOLIO
                                               --------------- -------------- --------------  ------------  ------------------
                                                 01/01/2014      01/01/2014     01/01/2014     01/01/2014       01/01/2014
                                                     TO              TO             TO             TO               TO
                                                 12/31/2014      12/31/2014     12/31/2014     12/31/2014       12/31/2014
                                               --------------- -------------- --------------  ------------  ------------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $        -   $            -  $          -     $          -
                                                 -----------     ----------   --------------  ------------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       530,524         12,728       30,113,342     2,144,060        8,719,364
                                                 -----------     ----------   --------------  ------------     ------------

NET INVESTMENT INCOME (LOSS)..................      (530,524)       (12,728)     (30,113,342)   (2,144,060)      (8,719,364)
                                                 -----------     ----------   --------------  ------------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -              -                -             -                -
  Realized gain (loss) on shares
   redeemed...................................       621,472          5,238           23,331       477,638        2,409,174
  Net change in unrealized gain (loss) on
   investments................................     3,656,110        (76,538)     141,380,488     3,752,108        4,995,592
                                                 -----------     ----------   --------------  ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS................     4,277,582        (71,300)     141,403,819     4,229,746        7,404,766
                                                 -----------     ----------   --------------  ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 3,747,058     $  (84,028)  $  111,290,477  $  2,085,686     $ (1,314,598)
                                                 ===========     ==========   ==============  ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------
 $177,915,933   $2,526,772  $2,452,958   $30,229,896   $285,796,937     $3,753,353        $8,118,394         $5,103,017
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,738,989      199,303     197,046     2,681,111     27,150,543        366,409           784,123            483,991
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

   17,256,638      189,698     180,232     2,626,403     26,785,092        364,757           780,615            481,871
 $      10.31   $    13.32  $    13.61   $     11.51   $      10.67     $    10.29        $    10.40         $    10.59
 $172,435,409   $2,350,676  $2,346,521   $29,086,728   $279,309,333     $3,744,651        $8,104,166         $5,043,024

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
      AST          AST         AST                      AST T. ROWE     AST GOLDMAN       AST T. ROWE            AST
DEFENSIVE ASSET    AQR         QMA                     PRICE GROWTH    SACHS GLOBAL    PRICE DIVERSIFIED PRUDENTIAL FLEXIBLE
  ALLOCATION    LARGE-CAP   LARGE-CAP      AST BOND    OPPORTUNITIES GROWTH ALLOCATION    REAL GROWTH      MULTI-STRATEGY
   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO 2025   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
  01/01/2014    01/01/2014  01/01/2014   01/02/2014*    02/10/2014*     04/28/2014*       04/28/2014*        04/28/2014*
      TO            TO          TO            TO            TO              TO                TO                 TO
  12/31/2014    12/31/2014  12/31/2014    12/31/2014    12/31/2014      12/31/2014        12/31/2014         12/31/2014
--------------- ----------  ----------  -------------- ------------- ----------------- ----------------- -------------------
 $          -   $        -  $        -   $         -   $          -     $        -        $        -         $        -
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    2,018,021       16,350      10,744       179,787      1,879,043          5,743            14,612              8,304
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

   (2,018,021)     (16,350)    (10,744)     (179,787)    (1,879,043)        (5,743)          (14,612)            (8,304)
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

            -            -           -             -              -              -                 -                  -
    1,451,784       53,927      16,112       150,336         (2,176)        (4,635)           (1,395)             1,386
    4,219,183      126,616      98,174     1,143,168      6,487,604          8,702            14,228             59,993
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

    5,670,967      180,543     114,286     1,293,504      6,485,428          4,067            12,833             61,379
 ------------   ----------  ----------   -----------   ------------     ----------        ----------         ----------

 $  3,652,946   $  164,193  $  103,542   $ 1,113,717   $  4,606,385     $   (1,676)       $   (1,779)        $   53,075
 ============   ==========  ==========   ===========   ============     ==========        ==========         ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
  Net Assets.................................. $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

NET ASSETS, representing:
  Accumulation units.......................... $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ----------    ----------      ----------    ----------
                                               $7,530,268    $1,746,156      $2,585,806    $4,355,800
                                               ==========    ==========      ==========    ==========

  Units outstanding...........................    755,686       180,215         251,326       434,449
                                               ==========    ==========      ==========    ==========

  Portfolio shares held.......................    752,275       179,461         250,320       432,552
  Portfolio net asset value per share......... $    10.01    $     9.73      $    10.33    $    10.07
  Investment in portfolio shares, at cost..... $7,570,710    $1,770,522      $2,571,375    $4,377,277

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                     SUBACCOUNTS
                                               ------------------------------------------------------
                                                   AST      AST FRANKLIN
                                                BLACKROCK     TEMPLETON                       AST
                                               MULTI-ASSET    K2 GLOBAL         AST         MANAGED
                                                 INCOME    ABSOLUTE RETURN MANAGED EQUITY FIXED-INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               ----------- --------------- -------------- ------------
                                               04/28/2014*   04/28/2014*    04/28/2014*   04/28/2014*
                                                   TO            TO              TO            TO
                                               12/31/2014    12/31/2014      12/31/2014    12/31/2014
                                               ----------- --------------- -------------- ------------
INVESTMENT INCOME
  Dividend income............................. $        -    $        -      $        -    $        -
                                               ----------    ----------      ----------    ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     10,449         2,519           4,223         7,890
                                               ----------    ----------      ----------    ----------

NET INVESTMENT INCOME (LOSS)..................    (10,449)       (2,519)         (4,223)       (7,890)
                                               ----------    ----------      ----------    ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........          -             -               -             -
  Realized gain (loss) on shares
   redeemed...................................     (2,948)       (1,230)             74           (33)
  Net change in unrealized gain (loss) on
   investments................................    (40,442)      (24,366)         14,431       (21,477)
                                               ----------    ----------      ----------    ----------

NET GAIN (LOSS) ON INVESTMENTS................    (43,390)      (25,596)         14,505       (21,510)
                                               ----------    ----------      ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (53,839)   $  (28,115)     $   10,282    $  (29,400)
                                               ==========    ==========      ==========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------
           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

          $318,258        $933,505       $1,248,297        $4,452,161
          --------        --------       ----------        ----------
          $318,258        $933,505       $1,248,297        $4,452,161
          ========        ========       ==========        ==========

            32,777          89,684          128,291           447,810
          ========        ========       ==========        ==========

            32,642          89,331          127,768           447,004
          $   9.75        $  10.45       $     9.77        $     9.96
          $323,971        $938,566       $1,261,673        $4,429,159

                            SUBACCOUNTS (CONTINUED)
       -----------------------------------------------------------------

           AST FQ       AST JENNISON    AST GOLDMAN
          ABSOLUTE         GLOBAL          SACHS         AST LEGG MASON
       RETURN CURRENCY INFRASTRUCTURE STRATEGIC INCOME DIVERSIFIED GROWTH
          PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
       --------------- -------------- ---------------- ------------------
         04/28/2014*    04/28/2014*     04/28/2014*       04/28/2014*
             TO              TO              TO                TO
         12/31/2014      12/31/2014      12/31/2014        12/31/2014
       --------------- -------------- ---------------- ------------------
          $      -        $      -       $        -        $        -
          --------        --------       ----------        ----------

               266           1,029            1,929             2,674
          --------        --------       ----------        ----------

              (266)         (1,029)          (1,929)           (2,674)
          --------        --------       ----------        ----------

                 -               -                -                 -
              (665)           (110)          (2,033)                1
            (5,713)         (5,061)         (13,376)           23,002
          --------        --------       ----------        ----------

            (6,378)         (5,171)         (15,409)           23,003
          --------        --------       ----------        ----------

          $ (6,644)       $ (6,200)      $  (17,338)       $   20,329
          ========        ========       ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,986,246) $ (2,376,958) $   (503,027) $  5,381,497  $ (2,995,510) $ (2,880,909)
  Capital gains distributions
   received....................            -             -             -     6,013,507             -             -
  Realized gain (loss) on
   shares redeemed.............            -             -       619,943       888,726     8,074,287     4,260,364
  Net change in unrealized
   gain (loss) on
   investments.................            -             -    10,405,429   (16,832,553)    7,249,111    53,383,902
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   (1,986,246)   (2,376,958)   10,522,345    (4,548,823)   12,327,888    54,763,357
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,295,340     1,793,401       620,868       790,150       873,041       932,130
  Annuity Payments.............   (1,108,469)   (1,741,326)     (994,024)   (2,192,738)     (780,789)     (830,733)
  Surrenders, withdrawals
   and death benefits..........  (33,251,340)  (36,447,614)  (21,850,842)  (23,753,121)  (20,335,501)  (21,703,775)
  Net transfers between
   other subaccounts or
   fixed rate option...........    8,116,439    12,374,173     1,439,892    (5,337,284)   (3,589,586)   (3,796,469)
  Other charges................     (165,938)     (214,921)      (52,477)      (73,966)     (174,649)     (191,592)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (25,113,968)  (24,236,287)  (20,836,583)  (30,566,959)  (24,007,484)  (25,590,439)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (27,100,214)  (26,613,245)  (10,314,238)  (35,115,782)  (11,679,596)   29,172,918

NET ASSETS
  Beginning of period..........  150,930,061   177,543,306   194,198,610   229,314,392   214,130,494   184,957,576
  End of period................ $123,829,847  $150,930,061  $183,884,372  $194,198,610  $202,450,898  $214,130,494
                                ============  ============  ============  ============  ============  ============

  Beginning units..............  127,982,851   149,308,419    81,006,929    93,666,356    79,925,071    90,862,124
  Units issued.................   30,334,060    45,284,597     3,266,670     5,597,971     2,523,680     2,064,252
  Units redeemed...............  (52,828,422)  (66,610,165)  (11,637,527)  (18,257,398)  (11,341,887)  (13,001,305)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................  105,488,489   127,982,851    72,636,072    81,006,929    71,106,864    79,925,071
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2014     01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2014     12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$  (193,942)   $  (192,424)  $  (269,465) $  (275,704) $ (4,655,133) $ (4,585,437) $  8,776,394  $ 10,045,945

          -              -             -            -             -             -             -             -

    457,871        284,777       797,672      705,139    13,599,970     6,006,421       579,963       317,096

    994,092      2,251,002       836,709    2,261,008    16,031,501    79,525,938    (6,601,487)    1,111,064
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

  1,258,021      2,343,355     1,364,916    2,690,443    24,976,338    80,946,922     2,754,870    11,474,105
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     18,576         91,754        97,769       84,148     1,381,263     1,674,116     1,212,033       729,034
          -       (177,995)     (220,124)    (216,442)   (1,200,528)   (1,055,903)   (1,095,780)     (698,237)

 (1,732,476)    (1,892,627)   (2,270,007)  (2,913,919)  (36,907,175)  (33,748,891)  (27,575,714)  (26,835,282)

     61,920        428,306       200,025      393,363    (7,738,048)   (7,917,441)    1,952,111     1,114,721
          -              -             -            -      (419,347)     (457,771)     (250,018)     (287,507)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,651,980)    (1,550,562)   (2,192,337)  (2,652,850)  (44,883,835)  (41,505,890)  (25,757,368)  (25,977,271)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

   (393,959)       792,793      (827,421)      37,593   (19,907,497)   39,441,032   (23,002,498)  (14,503,166)

 14,279,727     13,486,934    19,635,619   19,598,026   316,368,012   276,926,980   201,311,229   215,814,395
$13,885,768    $14,279,727   $18,808,198  $19,635,619  $296,460,515  $316,368,012  $178,308,731  $201,311,229
===========    ===========   ===========  ===========  ============  ============  ============  ============

  5,641,597      6,313,280     8,177,079    9,348,598   116,025,662   133,539,907    47,472,568    53,646,031
     98,404        343,765       217,725      410,318     2,678,644     3,308,104     2,404,194     3,032,114
   (730,904)    (1,015,448)   (1,093,088)  (1,581,837)  (18,954,997)  (20,822,349)   (7,700,606)   (9,205,577)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  5,009,097      5,641,597     7,301,716    8,177,079    99,749,309   116,025,662    42,176,156    47,472,568
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                       PORTFOLIO                      PORTFOLIO                  PORTFOLIO
                                ---------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO             TO            TO            TO           TO
                                 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                 -----------   ----------    ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (106,097)   $ (110,093)   $  4,847,637  $ (4,451,754) $  (951,579) $  (938,349)
  Capital gains distributions
   received....................           -             -      13,648,805             -            -            -
  Realized gain (loss) on
   shares redeemed.............     111,827        29,161      16,013,778    11,316,689    2,322,972    1,201,406
  Net change in unrealized
   gain (loss) on
   investments.................  (1,466,994)      738,728        (506,994)   71,205,071     (261,920)  14,066,398
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (1,461,264)      657,796      34,003,226    78,070,006    1,109,473   14,329,455
                                 -----------    ----------   ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      11,242         9,037       1,281,124     1,452,457      280,489      384,803
  Annuity Payments.............     (92,117)         (121)     (1,695,875)   (1,127,568)    (292,569)    (137,794)
  Surrenders, withdrawals
   and death benefits..........    (455,813)     (703,833)    (35,358,252)  (33,388,568)  (6,672,215)  (6,403,990)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (301,013)     (187,949)     (3,432,089)   (4,257,028)    (645,351)    (454,451)
  Other charges................           -             -        (370,762)     (416,022)     (78,305)     (83,842)
                                 -----------    ----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (837,701)     (882,866)    (39,575,854)  (37,736,729)  (7,407,951)  (6,695,274)
                                 -----------    ----------   ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,298,965)     (225,070)     (5,572,628)   40,333,277   (6,298,478)   7,634,181

NET ASSETS
  Beginning of period..........   7,849,508     8,074,578     316,543,431   276,210,154   67,255,997   59,621,816
  End of period................ $ 5,550,543    $7,849,508    $310,970,803  $316,543,431  $60,957,519  $67,255,997
                                 ===========    ==========   ============  ============  ===========  ===========

  Beginning units..............   1,009,186     1,128,485     130,864,169   148,556,457   30,874,301   34,277,423
  Units issued.................      28,322        36,020       5,341,753     5,997,803      915,774    1,420,601
  Units redeemed...............    (134,108)     (155,319)    (21,784,089)  (23,690,091)  (4,403,510)  (4,823,723)
                                 -----------    ----------   ------------  ------------  -----------  -----------
  Ending units.................     903,400     1,009,186     114,421,833   130,864,169   27,386,565   30,874,301
                                 ===========    ==========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO        PORTFOLIO - INVESTOR CLASS
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014      01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO              TO              TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014      12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$ (4,433,617)   $ (4,155,356) $  (872,657)    $  (842,357)    $   (80,923)  $  (116,677)  $   259,714   $   107,551
           -               -            -               -         117,803             -             -             -
  21,510,578      12,469,452    3,532,193       2,231,806         395,716       324,802     3,349,892     1,965,147
   7,278,406      79,606,087     (423,764)     18,446,122        (972,680)    2,345,874       742,395    16,029,353
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

  24,355,367      87,920,183    2,235,772      19,835,571        (540,084)    2,553,999     4,352,001    18,102,051
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

   1,460,679       1,108,901      387,998         219,177          25,694        53,237       232,871       233,499
  (1,508,849)       (850,157)    (224,865)        (82,503)        (50,741)     (131,088)     (378,821)     (385,577)
 (33,082,608)    (28,486,834)  (6,057,582)     (6,212,793)     (1,856,301)   (1,942,515)   (7,741,273)   (5,922,199)
 (11,172,158)     (7,097,283)  (1,962,771)        199,926         313,066       315,178    (1,023,873)      303,991
    (286,331)       (300,537)     (14,424)        (15,878)         (5,442)       (7,190)      (19,473)      (23,190)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (44,589,267)    (35,625,910)  (7,871,644)     (5,892,071)     (1,573,724)   (1,712,378)   (8,930,569)   (5,793,476)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (20,233,900)     52,294,273   (5,635,872)     13,943,500      (2,113,808)      841,621    (4,578,568)   12,308,575

 317,172,024     264,877,751   67,442,401      53,498,901      22,371,031    21,529,410    79,490,475    67,181,900
$296,938,124    $317,172,024  $61,806,529     $67,442,401     $20,257,223   $22,371,031   $74,911,907   $79,490,475
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

 120,569,230     136,588,442   15,356,388      16,924,329      13,481,283    14,598,599    25,950,012    28,066,857
   2,559,570       3,814,990      507,265       1,062,623         552,468     1,083,433       650,362     1,582,316
 (19,466,256)    (19,834,202)  (2,314,082)     (2,630,564)     (1,509,359)   (2,200,749)   (3,498,151)   (3,699,161)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
 103,662,544     120,569,230   13,549,571      15,356,388      12,524,392    13,481,283    23,102,223    25,950,012
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL  PORTFOLIO - INSTITUTIONAL
                                      FUND - SERIES I                SHARES                     SHARES
                                --------------------------  ------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                     TO            TO            TO           TO           TO            TO
                                 12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (528,116) $    (14,643) $  (635,534) $  (360,673) $  3,950,124  $  1,618,081
  Capital gains distributions
   received....................      441,712             -    4,420,526            -     6,250,826             -
  Realized gain (loss) on
   shares redeemed.............    5,421,923     3,530,675    1,951,916    1,050,226     1,761,172     2,422,841
  Net change in unrealized
   gain (loss) on
   investments.................      797,770    18,753,602      950,592   14,195,837   (23,494,194)    7,412,332
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    6,133,289    22,269,634    6,687,500   14,885,390   (11,532,072)   11,453,254
                                ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      290,910       135,341      233,675      227,389       199,389       530,726
  Annuity Payments.............     (814,816)     (417,804)    (449,498)    (184,438)     (236,665)     (414,520)
  Surrenders, withdrawals
   and death benefits..........  (10,273,193)   (8,651,618)  (5,590,169)  (5,469,357)   (7,949,418)   (8,188,754)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (1,743,351)   (1,298,321)  (1,467,282)  (1,542,262)     (950,811)   (3,104,228)
  Other charges................      (32,228)      (37,396)     (23,476)     (27,367)      (26,728)      (34,179)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (12,572,678)  (10,269,798)  (7,296,750)  (6,996,035)   (8,964,233)  (11,210,955)
                                ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (6,439,389)   11,999,836     (609,250)   7,889,355   (20,496,305)      242,299

NET ASSETS
  Beginning of period..........   97,179,814    85,179,978   63,509,198   55,619,843    96,032,116    95,789,817
  End of period................ $ 90,740,425  $ 97,179,814  $62,899,948  $63,509,198  $ 75,535,811  $ 96,032,116
                                ============  ============  ===========  ===========  ============  ============

  Beginning units..............   38,676,716    43,197,523   28,310,079   31,862,550    25,330,800    28,534,247
  Units issued.................      437,739       821,168      416,917      494,754       640,086       847,811
  Units redeemed...............   (5,257,633)   (5,341,975)  (3,573,323)  (4,047,225)   (3,043,101)   (4,051,258)
                                ------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................   33,856,822    38,676,716   25,153,673   28,310,079    22,927,785    25,330,800
                                ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -       MFS(R) GROWTH SERIES -                                    GROWTH VIP
      INITIAL CLASS                 INITIAL CLASS        VP VALUE FUND - CLASS I       FUND - CLASS 2
------------------------      ------------------------  ------------------------  ------------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (120,652)   $  (213,047)   $  (798,517) $  (668,327) $    43,344  $    70,043  $  (404,102) $  (384,966)
  1,532,829         49,421      4,079,711      426,007            -            -    5,628,732    1,773,937
  1,313,531        762,844      3,416,274    2,131,378    1,098,091      565,316      524,295      440,543
 (1,026,053)     4,680,625     (2,334,140)  15,474,041    2,146,098    6,520,687   (4,124,430)   6,680,735
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,699,655      5,279,843      4,363,328   17,363,099    3,287,533    7,156,046    1,624,495    8,510,249
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

     70,301         98,274        331,100      269,211      327,600       72,918      129,750       50,200
    (62,421)       (86,734)      (261,109)    (216,130)    (103,331)     (59,358)    (136,467)    (131,235)
 (2,318,967)    (1,461,249)    (6,382,799)  (4,881,050)  (3,569,589)  (2,419,308)  (2,889,150)  (2,681,040)
   (794,705)       236,546       (973,162)    (241,212)      39,499    1,575,688     (585,051)    (499,298)
     (6,063)        (7,004)       (21,442)     (24,611)      (7,174)      (7,921)      (9,036)     (10,870)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (3,111,855)    (1,220,167)    (7,307,412)  (5,093,792)  (3,312,995)    (837,981)  (3,489,954)  (3,272,243)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------

 (1,412,200)     4,059,676     (2,944,084)  12,269,307      (25,462)   6,318,065   (1,865,459)   5,238,006

 21,699,752     17,640,076     64,474,846   52,205,539   30,803,351   24,485,286   30,316,921   25,078,915
$20,287,552    $21,699,752    $61,530,762  $64,474,846  $30,777,889  $30,803,351  $28,451,462  $30,316,921
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  8,883,436      9,422,324     25,117,592   27,447,081   10,636,411   10,985,367   11,730,730   13,253,331
    107,997        803,697        745,141    1,178,387      517,042    1,371,823      351,028      651,842
 (1,350,861)    (1,342,585)    (3,551,646)  (3,507,876)  (1,615,850)  (1,720,779)  (1,695,640)  (2,174,443)
-----------    -----------    -----------  -----------  -----------  -----------  -----------  -----------
  7,640,572      8,883,436     22,311,087   25,117,592    9,537,603   10,636,411   10,386,118   11,730,730
===========    ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO      PORTFOLIO - CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (724,683) $  (699,245) $  (144,080) $  (162,887) $  (102,438) $   (84,944)
  Capital gains distributions
   received....................           -            -    5,808,652    2,070,853            -            -
  Realized gain (loss) on
   shares redeemed.............   2,833,497    2,458,494      785,383      736,206      567,705      328,966
  Net change in unrealized
   gain (loss) on
   investments.................     766,629   10,614,467   (5,134,353)   5,303,737      371,025    1,603,892
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   2,875,443   12,373,716    1,315,602    7,947,909      836,292    1,847,914
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     174,174      403,621      108,832      106,459        3,345       42,144
  Annuity Payments.............    (151,336)    (246,693)     (61,646)    (151,310)     (22,660)     (18,489)
  Surrenders, withdrawals
   and death benefits..........  (4,485,856)  (5,063,369)  (2,279,306)  (2,561,381)    (873,810)    (772,625)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (1,190,988)  (1,721,611)  (1,040,985)  (1,450,881)     544,547      833,807
  Other charges................     (13,976)     (16,408)      (7,185)      (8,218)      (1,540)      (1,550)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,667,982)  (6,644,460)  (3,280,290)  (4,065,331)    (350,118)      83,287
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,792,539)   5,729,256   (1,964,688)   3,882,578      486,174    1,931,201

NET ASSETS
  Beginning of period..........  52,712,164   46,982,908   30,760,095   26,877,517    7,205,255    5,274,054
  End of period................ $49,919,625  $52,712,164  $28,795,407  $30,760,095  $ 7,691,429  $ 7,205,255
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  22,694,156   25,911,417   20,231,593   23,262,060    7,839,359    7,752,620
  Units issued.................     590,164    1,191,999      234,340      383,690    1,400,187    1,811,129
  Units redeemed...............  (2,951,762)  (4,409,260)  (2,358,116)  (3,414,157)  (1,782,263)  (1,724,390)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  20,332,558   22,694,156   18,107,817   20,231,593    7,457,283    7,839,359
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO           GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO            TO           TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
$ (1,713,332)   $ (1,746,279)  $  (163,402)  $  (114,786) $ (2,072,654) $ (2,108,151) $  (632,150)  $  (685,902)
           -               -       843,862             -             -             -            -             -
   7,122,056       5,557,886       826,081       670,788     8,245,384     5,814,409      (58,325)     (692,729)
  (2,069,035)     29,068,408      (336,604)    2,282,114     3,374,815    27,105,354   (2,277,469)    8,050,153
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

   3,339,689      32,880,015     1,169,937     2,838,116     9,547,545    30,811,612   (2,967,944)    6,671,522
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

     392,663         643,597        47,498        52,720       452,105       796,751      189,509       273,773
    (200,382)       (195,503)      (21,856)            -      (446,295)     (330,383)     (74,180)      (25,976)
 (13,899,137)    (13,454,148)   (1,276,042)   (1,634,448)  (17,022,415)  (15,203,068)  (5,238,460)   (5,874,094)
  (1,506,942)     (3,789,269)     (530,487)      (25,913)   (2,260,056)   (2,883,687)     101,338      (175,850)
    (263,487)       (286,549)      (31,831)      (33,858)     (317,756)     (354,566)     (92,298)     (109,996)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------

 (15,477,285)    (17,081,872)   (1,812,718)   (1,641,499)  (19,594,417)  (17,974,953)  (5,114,091)   (5,912,143)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
 (12,137,596)     15,798,143      (642,781)    1,196,617   (10,046,872)   12,836,659   (8,082,035)      759,379

 116,216,364     100,418,221    12,064,745    10,868,128   137,597,753   124,761,094   43,540,982    42,781,603
$104,078,768    $116,216,364   $11,421,964   $12,064,745  $127,550,881  $137,597,753  $35,458,947   $43,540,982
============    ============   ===========   ===========  ============  ============  ===========   ===========

  45,198,887      52,822,318     8,224,606     9,525,693    51,863,775    59,367,402   26,351,907    30,107,489
   1,597,654       1,699,969       275,845       262,326     1,504,898     1,988,776    1,249,483     1,559,455
  (7,560,066)     (9,323,400)   (1,491,897)   (1,563,413)   (8,847,316)   (9,492,403)  (4,330,625)   (5,315,037)
------------    ------------   -----------   -----------  ------------  ------------  -----------   -----------
  39,236,475      45,198,887     7,008,554     8,224,606    44,521,357    51,863,775   23,270,765    26,351,907
============    ============   ===========   ===========  ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                     SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET WORLD
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO       STRATEGIES PORTFOLIO
                                --------------------------  --------------------------  ------------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
                                     TO            TO            TO            TO             TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
                                -----------   -----------   ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (620,515)  $  (658,034)  $ (3,669,871) $ (2,879,282) $  (43,789,724) $  (41,652,143)
  Capital gains distributions
   received....................           -             -              -             -               -               -
  Realized gain (loss) on
   shares redeemed.............    (124,328)     (785,748)    11,512,566     7,376,679      52,915,866      34,206,705
  Net change in unrealized
   gain (loss) on
   investments.................  (2,092,441)    8,113,623     17,147,726    44,836,791      23,674,132     292,586,283
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (2,837,284)    6,669,841     24,990,421    49,334,188      32,800,274     285,140,845
                                -----------   -----------   ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     250,926       191,671      7,887,852     4,589,401      98,493,547     180,943,129
  Annuity Payments.............    (112,262)      (27,728)       (17,428)      (41,008)        (82,711)        (71,653)
  Surrenders, withdrawals
   and death benefits..........  (5,304,646)   (4,637,901)   (10,219,473)   (4,573,969)    (80,271,708)    (53,648,527)
  Net transfers between
   other subaccounts or
   fixed rate option...........     314,474      (541,063)    17,094,664    27,736,209    (122,057,992)     16,208,206
  Other charges................    (106,467)     (119,826)    (2,073,981)   (1,707,011)    (25,429,923)    (23,805,876)
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (4,957,975)   (5,134,847)    12,671,634    26,003,622    (129,348,787)    119,625,279
                                -----------   -----------   ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (7,795,259)    1,534,994     37,662,055    75,337,810     (96,548,513)    404,766,124

NET ASSETS
  Beginning of period..........  41,162,674    39,627,680    221,800,922   146,463,112   2,636,511,509   2,231,745,385
  End of period................ $33,367,415   $41,162,674   $259,462,977  $221,800,922  $2,539,962,996  $2,636,511,509
                                ===========   ===========   ============  ============  ==============  ==============

  Beginning units..............  22,680,253    25,837,223     15,310,832    13,354,606     209,605,294     199,001,809
  Units issued.................     983,234       853,216      4,654,355     6,371,939      22,610,778      65,104,797
  Units redeemed...............  (3,793,703)   (4,010,186)    (3,952,395)   (4,415,713)    (32,327,417)    (54,501,312)
                                -----------   -----------   ------------  ------------  --------------  --------------
  Ending units.................  19,869,784    22,680,253     16,012,792    15,310,832     199,888,655     209,605,294
                                ===========   ===========   ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
 AST COHEN & STEERS REALTY       AST J.P. MORGAN STRATEGIC    AST HERNDON LARGE-CAP VALUE
         PORTFOLIO                OPPORTUNITIES PORTFOLIO              PORTFOLIO           AST HIGH YIELD PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO             TO              TO             TO            TO            TO            TO
 12/31/2014      12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
$ (3,577,459)   $ (3,272,162) $  (27,654,003) $  (25,875,892) $ (2,515,465) $ (2,332,094) $ (3,498,439) $ (3,514,494)
           -               -               -               -             -             -             -             -
   8,505,775       5,322,439      27,446,651      18,307,779     7,834,048     5,859,440     5,746,086     5,057,901
  47,576,427      (1,404,001)     60,334,920     141,188,880    (5,445,848)   35,292,752      (395,128)    9,395,508
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  52,504,743         646,276      60,127,568     133,620,767      (127,265)   38,820,098     1,852,519    10,938,915
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   5,802,890       6,120,437      90,865,019     202,205,626     2,862,798     5,565,495    11,407,325     8,600,585
     (32,437)         (5,120)       (366,041)       (138,843)      (24,987)       (7,579)     (158,768)     (131,503)
  (9,226,924)     (6,254,243)    (57,951,304)    (42,488,868)   (6,426,410)   (3,476,737)  (12,152,028)   (7,356,136)
   6,390,835      14,282,922     (41,260,724)     (4,745,981)   (5,133,453)    1,930,072   (12,262,656)   (5,718,648)
  (1,836,131)     (1,647,695)    (15,290,670)    (13,794,032)   (1,269,160)   (1,212,025)   (1,591,000)   (1,657,509)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

   1,098,233      12,496,301     (24,003,720)    141,037,902    (9,991,212)    2,799,226   (14,757,127)   (6,263,211)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------

  53,602,976      13,142,577      36,123,848     274,658,669   (10,118,477)   41,619,324   (12,904,608)    4,675,704

 186,234,548     173,091,971   1,639,216,534   1,364,557,865   156,740,923   115,121,599   216,591,340   211,915,636
$239,837,524    $186,234,548  $1,675,340,382  $1,639,216,534  $146,622,446  $156,740,923  $203,686,732  $216,591,340
============    ============  ==============  ==============  ============  ============  ============  ============

  13,244,438      12,446,035     131,616,515     118,656,687    10,554,251    10,222,825    16,564,062    17,068,933
   5,198,705       7,309,970      15,212,072      35,160,290     1,873,250     4,124,093     6,100,786     8,628,440
  (5,131,251)     (6,511,567)    (16,324,516)    (22,200,462)   (2,564,067)   (3,792,667)   (7,137,368)   (9,133,311)
------------    ------------  --------------  --------------  ------------  ------------  ------------  ------------
  13,311,892      13,244,438     130,504,071     131,616,515     9,863,434    10,554,251    15,527,480    16,564,062
============    ============  ==============  ==============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                   AST SMALL-CAP GROWTH          AST MID-CAP VALUE          AST SMALL-CAP VALUE
                                  OPPORTUNITIES PORTFOLIO            PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,744,632) $ (2,278,495) $ (1,798,086) $ (1,606,358) $ (1,878,352) $ (1,654,239)
  Capital gains distributions
   received....................            -             -             -             -             -             -
  Realized gain (loss) on
   shares redeemed.............   10,739,907     6,712,556     6,905,924     5,136,019     8,265,098     5,667,353
  Net change in unrealized
   gain (loss) on
   investments.................   (3,381,016)   40,557,338     7,643,071    20,238,075    (3,126,077)   24,022,796
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    4,614,259    44,991,399    12,750,909    23,767,736     3,260,669    28,035,910
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    3,494,896     4,892,146     3,537,757     3,457,931     3,128,285     4,036,826
  Annuity Payments.............      (91,524)       (2,506)      (18,364)            -       (78,219)      (16,124)
  Surrenders, withdrawals
   and death benefits..........   (6,587,649)   (3,813,990)   (4,393,183)   (2,499,535)   (5,097,887)   (3,517,235)
  Net transfers between
   other subaccounts or
   fixed rate option...........    3,542,011     4,436,311    (1,959,015)    7,102,821    (9,355,501)   14,965,909
  Other charges................   (1,477,499)   (1,265,609)     (913,794)     (842,411)     (872,962)     (795,593)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (1,119,765)    4,246,352    (3,746,599)    7,218,806   (12,276,284)   14,673,783
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    3,494,494    49,237,751     9,004,310    30,986,542    (9,015,615)   42,709,693

NET ASSETS
  Beginning of period..........  165,527,400   116,289,649   104,910,530    73,923,988   116,350,334    73,640,641
  End of period................ $169,021,894  $165,527,400  $113,914,840  $104,910,530  $107,334,719  $116,350,334
                                ============  ============  ============  ============  ============  ============

  Beginning units..............   10,131,377     9,818,251     6,398,667     5,850,124     7,037,534     6,003,052
  Units issued.................    4,179,553     5,142,536     1,792,764     3,405,259     1,877,312     4,087,391
  Units redeemed...............   (4,279,123)   (4,829,410)   (2,021,700)   (2,856,716)   (2,620,935)   (3,052,909)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................   10,031,807    10,131,377     6,169,731     6,398,667     6,293,911     7,037,534
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
     AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE     AST LORD ABBETT CORE FIXED
CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO               INCOME PORTFOLIO
---------------------------   --------------------------  --------------------------  --------------------------
  01/01/2014     01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
      TO             TO            TO            TO            TO            TO            TO            TO
 02/07/2014**    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    (273,980)  $ (2,363,887) $ (4,489,213) $ (3,809,777) $ (4,887,200) $ (3,661,534) $ (7,727,817) $ (7,286,099)

            -              -             -             -             -             -             -             -

   38,732,776      6,599,021    13,426,753     6,322,862    16,653,317     9,369,298     2,437,958     1,123,229
  (41,075,181)    29,022,123    15,054,195    54,767,800    33,285,748    90,428,486    32,200,094   (11,911,336)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

   (2,616,385)    33,257,257    23,991,735    57,280,885    45,051,865    96,136,250    26,910,235   (18,074,206)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

      257,502      4,366,874     6,991,454     7,123,224     9,628,669    16,540,997    12,207,888    23,332,883
      (11,098)       (29,097)      (27,616)            -       (67,716)     (155,410)      (40,378)     (172,797)
   (1,577,629)    (4,008,662)  (11,383,619)   (5,922,143)  (17,583,461)   (8,897,351)  (21,901,382)  (13,891,000)
 (154,209,731)    11,080,409    (7,675,090)   23,004,182    11,162,392    28,407,974    49,705,307    34,773,058
     (136,573)    (1,184,604)   (2,276,657)   (1,984,922)   (4,028,164)   (3,421,722)   (6,091,626)   (5,578,879)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (155,677,529)    10,224,920   (14,371,528)   22,220,341      (888,280)   32,474,488    33,879,809    38,463,265
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (158,293,914)    43,482,177     9,620,207    79,501,226    44,163,585   128,610,738    60,790,044    20,389,059

  158,293,914    114,811,737   261,949,491   182,448,265   365,288,606   236,677,868   533,925,206   513,536,147
$           -   $158,293,914  $271,569,698  $261,949,491  $409,452,191  $365,288,606  $594,715,250  $533,925,206
=============   ============  ============  ============  ============  ============  ============  ============

   10,275,322      9,485,632    15,464,440    13,956,345    25,383,341    22,984,462    46,780,133    43,059,995
      254,910      4,832,513     3,926,333     6,962,102     5,572,315     8,993,897    12,060,916    17,579,118
  (10,530,232)    (4,042,823)   (4,698,667)   (5,454,007)   (5,700,391)   (6,595,018)   (9,289,633)  (13,858,980)
-------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
            -     10,275,322    14,692,106    15,464,440    25,255,265    25,383,341    49,551,416    46,780,133
=============   ============  ============  ============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                AST LOOMIS SAYLES LARGE-CAP       AST MFS GROWTH           AST NEUBERGER BERMAN
                                     GROWTH PORTFOLIO                PORTFOLIO           MID-CAP GROWTH PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014      01/01/2013
                                     TO            TO            TO            TO            TO              TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014      12/31/2013
                                ------------  ------------  ------------  ------------  ------------    ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (6,194,961) $ (3,586,711) $ (1,757,070) $ (1,428,777) $ (4,326,555)   $ (3,561,884)
  Capital gains distributions
   received....................            -             -             -             -             -               -
  Realized gain (loss) on
   shares redeemed.............   16,122,217     9,832,848     6,694,014     4,446,624    13,083,844       7,815,474
  Net change in unrealized
   gain (loss) on
   investments.................   27,283,225    61,003,852     2,940,022    25,018,462     7,423,717      56,991,025
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   37,210,481    67,249,989     7,876,966    28,036,309    16,181,006      61,244,615
                                ------------  ------------  ------------  ------------  ------------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    5,312,489     5,003,450     5,227,922     4,682,978     7,189,759       9,120,079
  Annuity Payments.............     (559,673)      (52,544)      (17,250)      (25,317)      (90,900)        (40,925)
  Surrenders, withdrawals
   and death benefits..........  (16,813,650)   (8,316,195)   (4,487,311)   (2,164,846)  (10,024,884)     (5,103,021)
  Net transfers between
   other subaccounts or
   fixed rate option...........  127,973,609    (2,595,089)    1,100,086    10,019,993       246,134      18,276,470
  Other charges................   (3,287,287)   (2,040,670)   (1,045,625)     (906,475)   (2,518,931)     (2,296,920)
                                ------------  ------------  ------------  ------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  112,625,488    (8,001,048)      777,822    11,606,333    (5,198,822)     19,955,683
                                ------------  ------------  ------------  ------------  ------------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  149,835,969    59,248,941     8,654,788    39,642,642    10,982,184      81,200,298

NET ASSETS
  Beginning of period..........  255,014,042   195,765,101   113,750,049    74,107,407   273,973,887     192,773,589
  End of period................ $404,850,011  $255,014,042  $122,404,837  $113,750,049  $284,956,071    $273,973,887
                                ============  ============  ============  ============  ============    ============

  Beginning units..............   16,363,267    16,938,867     7,176,134     6,309,389    16,795,002      15,458,233
  Units issued.................   13,534,480     5,256,093     2,249,015     3,416,383     5,230,251       6,769,517
  Units redeemed...............   (6,114,508)   (5,831,693)   (2,181,742)   (2,549,638)   (5,527,852)     (5,432,748)
                                ------------  ------------  ------------  ------------  ------------    ------------
  Ending units.................   23,783,239    16,363,267     7,243,407     7,176,134    16,497,401      16,795,002
                                ============  ============  ============  ============  ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST NEUBERGER BERMAN/LSV     AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY     AST QMA US EQUITY ALPHA
  MID-CAP VALUE PORTFOLIO           BOND PORTFOLIO             INCOME PORTFOLIO                PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (4,705,622)   $ (3,344,071) $ (3,005,116) $ (3,289,358) $ (4,307,216) $ (3,590,819) $ (2,036,485) $ (1,490,144)
           -               -             -             -             -             -             -             -
  15,642,469       8,607,072      (787,920)     (897,198)   10,238,310     7,388,337     5,958,156     3,897,350
  20,987,783      57,827,143       706,223    (3,686,135)   12,334,345    59,177,431    13,015,970    20,138,150
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  31,924,630      63,090,144    (3,086,813)   (7,872,691)   18,265,439    62,974,949    16,937,641    22,545,356
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   7,329,204       6,558,096     4,764,280     7,160,809     8,741,098    14,701,703     3,463,463     2,890,074
     (98,356)        (92,672)      (55,898)      (94,602)       (6,063)      (78,730)       (4,442)            -
 (13,421,108)     (6,389,574)  (13,959,453)  (10,559,547)   (9,370,738)   (5,286,974)   (5,084,069)   (2,152,050)
   9,582,255      55,965,577   (10,054,980)  (20,279,948)    1,716,913    30,523,319    51,333,513    12,895,246
  (2,325,133)     (1,720,946)   (1,217,695)   (1,390,393)   (3,240,621)   (2,887,419)   (1,040,835)     (768,727)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

   1,066,862      54,320,481   (20,523,746)  (25,163,681)   (2,159,411)   36,971,899    48,667,630    12,864,543
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  32,991,492     117,410,625   (23,610,559)  (33,036,372)   16,106,028    99,946,848    65,605,271    35,409,899

 259,477,265     142,066,640   185,800,284   218,836,656   306,640,049   206,693,201   103,101,788    67,691,889
$292,468,757    $259,477,265  $162,189,725  $185,800,284  $322,746,077  $306,640,049  $168,707,059  $103,101,788
============    ============  ============  ============  ============  ============  ============  ============

  15,233,966      11,617,746    17,793,464    20,118,049    21,980,538    19,042,134     6,346,657     5,426,681
   4,987,634       9,074,009     5,257,481     7,801,775     3,951,174     8,329,657     4,843,454     3,193,896
  (4,872,123)     (5,457,789)   (7,184,978)  (10,126,360)   (4,114,882)   (5,391,253)   (2,210,412)   (2,273,920)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,349,477      15,233,966    15,865,967    17,793,464    21,816,830    21,980,538     8,979,699     6,346,657
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                 AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET        AST MFS GLOBAL EQUITY
                                    RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO                PORTFOLIO
                                --------------------------  ------------------------------  --------------------------
                                 01/01/2014    01/01/2013     01/01/2014      01/01/2013     01/01/2014    01/01/2013
                                     TO            TO             TO              TO             TO            TO
                                 12/31/2014    12/31/2013     12/31/2014      12/31/2013     12/31/2014    12/31/2013
                                ------------  ------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (5,664,136) $ (5,536,439) $ (123,062,097) $ (103,215,691) $ (5,389,705) $ (4,037,356)
  Capital gains distributions
   received....................            -             -               -               -             -             -
  Realized gain (loss) on
   shares redeemed.............    8,496,082     1,916,800      90,971,266      47,950,511    11,517,102     7,382,484
  Net change in unrealized
   gain (loss) on
   investments.................  (34,565,699)   42,300,106     345,108,884     935,275,273       240,863    54,371,515
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (31,733,753)   38,680,467     313,018,053     880,010,093     6,368,260    57,716,643
                                ------------  ------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,833,466     8,279,808     620,931,831   1,135,822,901    10,770,557    17,008,912
  Annuity Payments.............     (118,083)      (29,820)       (585,961)       (104,149)      (85,985)       (7,488)
  Surrenders, withdrawals
   and death benefits..........  (14,964,816)  (10,997,046)   (209,605,207)   (165,467,184)  (11,915,606)   (4,676,573)
  Net transfers between
   other subaccounts or
   fixed rate option...........    4,624,132   (13,404,234)     32,900,801     374,677,686    33,888,805    64,160,036
  Other charges................   (2,795,220)   (2,775,319)    (75,370,046)    (61,082,677)   (2,995,250)   (2,474,388)
                                ------------  ------------  --------------  --------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (6,420,521)  (18,926,611)    368,271,418   1,283,846,577    29,662,521    74,010,499
                                ------------  ------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (38,154,274)   19,753,856     681,289,471   2,163,856,670    36,030,781   131,727,142

NET ASSETS
  Beginning of period..........  333,568,421   313,814,565   7,295,773,746   5,131,917,076   320,306,026   188,578,884
  End of period................ $295,414,147  $333,568,421  $7,977,063,217  $7,295,773,746  $356,336,807  $320,306,026
                                ============  ============  ==============  ==============  ============  ============

  Beginning units..............   29,033,620    30,858,079     535,636,451     427,079,323    20,596,304    15,071,995
  Units issued.................   10,847,827    12,620,264      79,258,593     166,602,274     8,402,881    11,300,369
  Units redeemed...............  (11,230,367)  (14,444,723)    (46,368,046)    (58,045,146)   (6,480,754)   (5,776,060)
                                ------------  ------------  --------------  --------------  ------------  ------------
  Ending units.................   28,651,080    29,033,620     568,526,998     535,636,451    22,518,431    20,596,304
                                ============  ============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL     AST TEMPLETON GLOBAL BOND     AST WELLINGTON MANAGEMENT       AST CAPITAL GROWTH ASSET
     EQUITY PORTFOLIO                  PORTFOLIO              HEDGED EQUITY PORTFOLIO          ALLOCATION PORTFOLIO
--------------------------    --------------------------  ------------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013      01/01/2014      01/01/2013
     TO              TO            TO            TO             TO              TO              TO              TO
 12/31/2014      12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013      12/31/2014      12/31/2013
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

$ (3,464,472)   $ (3,010,429) $ (2,785,992) $ (2,865,066) $  (23,170,716) $  (14,211,647) $ (117,281,762) $  (95,236,042)

           -               -             -             -               -               -               -               -

   4,465,079       4,512,739      (304,263)   (1,865,637)     20,416,371       9,008,494      94,697,186      59,835,011

 (18,138,406)     20,942,640     1,406,712    (6,319,612)     56,145,958     152,255,220     374,353,508   1,064,403,514
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

 (17,137,799)     22,444,950    (1,683,543)  (11,050,315)     53,391,613     147,052,067     351,768,932   1,029,002,483
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------


   3,676,313       4,799,756     6,565,915     8,648,846     232,424,890     242,994,177     512,802,515     560,289,238
    (265,073)        (44,221)      (71,067)            -        (270,511)              -        (796,622)     (1,167,874)
  (7,216,587)     (5,095,578)   (7,345,855)   (5,192,547)    (44,984,678)    (22,293,774)   (209,753,742)   (142,053,637)

  17,033,688      27,244,684     1,308,642    10,833,345     102,736,396     254,737,269     259,517,236     643,234,234
  (1,746,088)     (1,548,127)   (1,971,527)   (1,936,482)    (13,655,236)     (7,830,683)    (58,256,672)    (44,944,634)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  11,482,253      25,356,514    (1,513,892)   12,353,162     276,250,861     467,606,989     503,512,715   1,015,357,327
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------

  (5,655,546)     47,801,464    (3,197,435)    1,302,847     329,642,474     614,659,056     855,281,647   2,044,359,810

 207,308,532     159,507,068   197,497,290   196,194,443   1,219,180,055     604,520,999   6,496,922,673   4,452,562,863
$201,652,986    $207,308,532  $194,299,855  $197,497,290  $1,548,822,529  $1,219,180,055  $7,352,204,320  $6,496,922,673
============    ============  ============  ============  ==============  ==============  ==============  ==============

  16,428,334      14,336,993    19,027,712    17,787,754     106,042,703      62,039,064     477,773,399     393,993,551
   5,120,464       7,201,703     3,536,753     7,128,897      42,555,974      58,654,687      84,711,039     141,512,912
  (4,164,391)     (5,110,362)   (3,651,140)   (5,888,939)    (18,571,778)    (14,651,048)    (45,648,348)    (57,733,064)
------------    ------------  ------------  ------------  --------------  --------------  --------------  --------------
  17,384,407      16,428,334    18,913,325    19,027,712     130,026,899     106,042,703     516,836,090     477,773,399
============    ============  ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                 AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION      AST PRESERVATION ASSET
                                     ALLOCATION PORTFOLIO                  PORTFOLIO                 ALLOCATION PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014      01/01/2013      01/01/2014        01/01/2013
                                      TO              TO              TO              TO              TO                TO
                                  12/31/2014      12/31/2013      12/31/2014      12/31/2013      12/31/2014        12/31/2013
                                --------------  --------------  --------------  --------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (72,750,126) $  (72,491,342) $ (111,792,335) $  (99,031,672) $  (78,276,914)   $  (77,511,909)
  Capital gains distributions
   received....................              -               -               -               -               -                 -
  Realized gain (loss) on
   shares redeemed.............     95,706,429      68,552,302     128,836,422      70,953,758      83,912,490        63,429,301
  Net change in unrealized
   gain (loss) on
   investments.................     59,313,157     314,173,931     302,854,566     896,673,451     176,544,566       334,261,391
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     82,269,460     310,234,891     319,898,653     868,595,537     182,180,142       320,178,783
                                --------------  --------------  --------------  --------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    114,457,440     255,874,853     471,046,445     590,440,826     223,271,228       533,326,229
  Annuity Payments.............       (780,486)       (168,290)     (1,304,222)     (1,302,655)     (1,457,326)       (1,449,062)
  Surrenders, withdrawals
   and death benefits..........   (163,169,733)   (129,497,366)   (305,158,588)   (220,964,555)   (224,651,902)     (206,055,789)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (228,388,375)    (42,413,028)     22,826,995     229,359,873    (135,711,038)     (273,355,205)
  Other charges................    (35,155,467)    (34,253,747)    (57,748,662)    (48,833,380)    (38,624,903)      (36,877,576)
                                --------------  --------------  --------------  --------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (313,036,621)     49,542,422     129,661,968     548,700,109    (177,173,941)       15,588,597
                                --------------  --------------  --------------  --------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (230,767,161)    359,777,313     449,560,621   1,417,295,646       5,006,201       335,767,380

NET ASSETS
  Beginning of period..........  4,268,987,509   3,909,210,196   6,621,022,037   5,203,726,391   4,626,397,788     4,290,630,408
  End of period................ $4,038,220,348  $4,268,987,509  $7,070,582,658  $6,621,022,037  $4,631,403,989    $4,626,397,788
                                ==============  ==============  ==============  ==============  ==============    ==============

  Beginning units..............    351,118,214     347,097,295     500,114,203     451,333,466     372,081,247       367,593,732
  Units issued.................     34,165,898      91,436,570      63,815,696     107,133,582      44,538,340        92,474,155
  Units redeemed...............    (59,042,809)    (87,415,651)    (49,900,651)    (58,352,845)    (56,316,557)      (87,986,640)
                                --------------  --------------  --------------  --------------  --------------    --------------
  Ending units.................    326,241,303     351,118,214     514,029,248     500,114,203     360,303,030       372,081,247
                                ==============  ==============  ==============  ==============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  AST FI PYRAMIS QUANTITATIVE          AST PRUDENTIAL GROWTH          AST ADVANCED STRATEGIES     AST T. ROWE PRICE LARGE-CAP
           PORTFOLIO                   ALLOCATION PORTFOLIO                  PORTFOLIO                 GROWTH PORTFOLIO
------------------------------    ------------------------------  ------------------------------  --------------------------
  01/01/2014        01/01/2013      01/01/2014      01/01/2013      01/01/2014      01/01/2013     01/01/2014    01/01/2013
      TO                TO              TO              TO              TO              TO             TO            TO
  12/31/2014        12/31/2013      12/31/2014      12/31/2013      12/31/2014      12/31/2013     12/31/2014    12/31/2013
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$  (51,821,901)   $  (46,384,766) $  (67,512,802) $  (55,749,541) $  (98,385,521) $  (83,973,577) $ (9,507,694) $ (7,166,270)
             -                 -               -               -               -               -             -             -
    44,610,435        24,356,472      66,598,752      46,043,311      82,605,065      40,148,567    30,501,608    19,155,374
    54,131,026       365,241,460     290,309,554     475,568,287     272,951,036     729,496,156    14,153,499   137,633,132
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    46,919,560       343,213,166     289,395,504     465,862,057     257,170,580     685,671,146    35,147,413   149,622,236
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   208,006,992       423,649,841     396,347,270     490,879,666     473,353,471     872,367,545    15,108,616    12,879,318
      (132,766)         (105,809)       (102,703)        (30,505)       (500,837)       (202,461)     (197,508)     (390,375)
   (97,783,785)      (70,558,540)   (111,762,787)    (69,621,152)   (166,419,591)   (102,039,897)  (25,188,329)  (12,915,331)
   (64,276,862)       88,538,266      98,185,021     183,162,131     (34,653,492)    256,799,959    36,967,604    53,104,968
   (30,839,394)      (26,492,996)    (40,348,632)    (31,952,284)    (58,571,567)    (48,252,611)   (4,578,353)   (3,630,699)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    14,974,185       415,030,762     342,318,169     572,437,856     213,207,984     978,672,535    22,112,030    49,047,881
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    61,893,745       758,243,928     631,713,673   1,038,299,913     470,378,564   1,664,343,681    57,259,443   198,670,117

 3,164,359,014     2,406,115,086   3,842,655,603   2,804,355,690   5,785,627,771   4,121,284,090   533,489,977   334,819,860
$3,226,252,759    $3,164,359,014  $4,474,369,276  $3,842,655,603  $6,256,006,335  $5,785,627,771  $590,749,420  $533,489,977
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   248,285,247       211,694,110     296,876,303     248,629,701     426,587,465     343,975,841    30,310,526    26,918,480
    30,841,738        75,474,768      71,848,709     117,253,080      59,738,841     132,340,734    11,436,303    14,370,434
   (28,036,054)      (38,883,631)    (43,919,773)    (69,006,478)    (39,229,017)    (49,729,110)  (10,157,260)  (10,978,388)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
   251,090,931       248,285,247     324,805,239     296,876,303     447,097,289     426,587,465    31,589,569    30,310,526
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                      AST MONEY MARKET           AST SMALL-CAP GROWTH         AST PIMCO TOTAL RETURN
                                          PORTFOLIO                    PORTFOLIO                  BOND PORTFOLIO
                                ----------------------------  --------------------------  ------------------------------
                                  01/01/2014     01/01/2013    01/01/2014    01/01/2013     01/01/2014        01/01/2013
                                      TO             TO            TO            TO             TO                TO
                                  12/31/2014     12/31/2013    12/31/2014    12/31/2013     12/31/2014        12/31/2013
                                -------------  -------------  ------------  ------------  --------------    --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (3,371,060) $  (3,881,312) $ (3,422,560) $ (2,938,361) $  (36,176,687)   $  (38,927,585)
  Capital gains distributions
   received....................             -              -             -             -               -                 -
  Realized gain (loss) on
   shares redeemed.............             -              -    11,310,070     8,559,959      16,924,460         6,281,303
  Net change in unrealized
   gain (loss) on
   investments.................             -              -    (5,292,822)   41,010,364      75,148,785       (54,331,412)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    (3,371,060)    (3,881,312)    2,594,688    46,631,962      55,896,558       (86,977,694)
                                -------------  -------------  ------------  ------------  --------------    --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    27,726,396     22,103,019     4,251,353     5,898,112      22,207,648        54,056,842
  Annuity Payments.............      (372,935)      (208,515)      (40,497)      (33,619)     (1,118,893)         (482,437)
  Surrenders, withdrawals
   and death benefits..........  (541,946,316)  (402,713,712)  (10,353,999)   (5,510,271)   (111,840,438)      (99,940,501)
  Net transfers between
   other subaccounts or
   fixed rate option...........   498,669,589    359,461,678    (7,556,877)   30,508,550    (151,696,514)       19,141,887
  Other charges................    (1,316,304)    (1,633,554)   (1,591,535)   (1,399,774)    (18,679,305)      (19,476,356)
                                -------------  -------------  ------------  ------------  --------------    --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (17,239,570)   (22,991,084)  (15,291,555)   29,462,998    (261,127,502)      (46,700,565)
                                -------------  -------------  ------------  ------------  --------------    --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (20,610,630)   (26,872,396)  (12,696,867)   76,094,960    (205,230,944)     (133,678,259)

NET ASSETS
  Beginning of period..........   213,351,383    240,223,779   209,243,993   133,149,033   2,248,671,453     2,382,349,712
  End of period................ $ 192,740,753  $ 213,351,383  $196,547,126  $209,243,993  $2,043,440,509    $2,248,671,453
                                =============  =============  ============  ============  ==============    ==============

  Beginning units..............    22,470,117     24,862,519    11,797,325     9,973,084     201,354,458       205,774,079
  Units issued.................    82,675,436     79,679,312     3,444,802     6,402,174      29,703,591        68,223,104
  Units redeemed...............   (84,562,496)   (82,071,714)   (4,347,953)   (4,577,933)    (52,482,271)      (72,642,725)
                                -------------  -------------  ------------  ------------  --------------    --------------
  Ending units.................    20,583,057     22,470,117    10,894,174    11,797,325     178,575,778       201,354,458
                                =============  =============  ============  ============  ==============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE     AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS     AST INVESTMENT GRADE BOND
        PORTFOLIO                    PORTFOLIO               FUND - CLASS II                 PORTFOLIO
------------------------    --------------------------  ------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013    01/01/2014      01/01/2013
     TO             TO           TO            TO            TO           TO            TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013    12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
$(1,553,955)   $(1,351,139) $ (2,460,907) $ (2,208,975) $   (81,250) $   (84,980) $ (10,142,018) $   (20,405,294)
          -              -             -             -            -            -              -                -
  2,221,822      1,828,020     2,822,412     3,011,448     (601,649)    (700,866)    27,516,144       45,474,885
 (8,799,804)    12,326,023   (14,599,899)   29,413,294      (31,209)     518,672      8,273,533      (55,708,223)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (8,131,937)    12,802,904   (14,238,394)   30,215,767     (714,108)    (267,174)    25,647,659      (30,638,632)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  3,423,733      2,080,339     5,982,370     5,811,896       18,269       69,556              -            1,086
          -              -       (64,610)            -       (5,435)      (9,671)      (134,596)         (61,413)
 (3,187,660)    (1,591,422)   (6,255,953)   (3,240,685)  (1,385,534)  (1,404,435)   (32,638,477)     (42,190,435)
  6,493,530      9,640,410    11,487,427     8,780,202     (703,990)    (618,588)   119,488,830   (2,436,220,844)
   (810,811)      (722,156)   (2,331,328)   (2,213,068)     (31,217)     (35,451)    (6,349,432)     (13,275,629)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

  5,918,792      9,407,171     8,817,906     9,138,345   (2,107,907)  (1,998,589)    80,366,325   (2,491,747,235)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------

 (2,213,145)    22,210,075    (5,420,488)   39,354,112   (2,822,015)  (2,265,763)   106,013,984   (2,522,385,867)

 92,461,154     70,251,079   206,639,394   167,285,282   10,904,677   13,170,440    621,532,307    3,143,918,174
$90,248,009    $92,461,154  $201,218,906  $206,639,394  $ 8,082,662  $10,904,677  $ 727,546,291  $   621,532,307
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  7,524,472      6,716,213    17,172,146    16,432,762      742,948      882,429     48,729,870      240,121,532
  2,565,401      3,428,385     3,351,746     4,313,807       45,731       73,088    125,792,735      254,716,574
 (2,088,155)    (2,620,126)   (2,612,216)   (3,574,423)    (194,129)    (212,569)  (119,552,935)    (446,108,236)
-----------    -----------  ------------  ------------  -----------  -----------  -------------  ---------------
  8,001,718      7,524,472    17,911,676    17,172,146      594,550      742,948     54,969,670       48,729,870
===========    ===========  ============  ============  ===========  ===========  =============  ===============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                AST WESTERN ASSET CORE PLUS
                                      BOND PORTFOLIO          AST BOND PORTFOLIO 2018    AST BOND PORTFOLIO 2019
                                --------------------------  --------------------------  ------------------------
                                 01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (8,299,655) $ (7,158,648) $ (1,903,688) $ (3,055,944) $  (355,085) $  (532,899)
  Capital gains distributions
   received....................            -             -             -             -            -            -
  Realized gain (loss) on
   shares redeemed.............    2,614,184      (123,284)    1,375,076     3,945,623     (145,979)    (922,958)
  Net change in unrealized
   gain (loss) on
   investments.................   30,024,573    (6,396,206)    1,136,213    (7,897,543)     895,656     (120,716)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   24,339,102   (13,678,138)      607,601    (7,007,864)     394,592   (1,576,573)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,185,821     9,159,292         2,969         1,408          177            1
  Annuity Payments.............      (15,994)         (480)      (44,634)      (66,384)           -            -
  Surrenders, withdrawals
   and death benefits..........  (22,186,314)  (12,772,463)   (6,227,192)   (7,927,132)  (1,615,586)  (1,350,009)
  Net transfers between
   other subaccounts or
   fixed rate option...........   98,884,582    32,365,434   (21,668,154)  (50,377,482)  (5,181,232)  (6,706,267)
  Other charges................   (4,313,496)   (3,781,787)      (54,014)      (79,870)      (6,826)     (10,058)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   78,554,599    24,969,996   (27,991,025)  (58,449,460)  (6,803,467)  (8,066,333)
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  102,893,701    11,291,858   (27,383,424)  (65,457,324)  (6,408,875)  (9,642,906)

NET ASSETS
  Beginning of period..........  433,900,626   422,608,768   103,179,417   168,636,741   20,191,487   29,834,393
  End of period................ $536,794,327  $433,900,626  $ 75,795,993  $103,179,417  $13,782,612  $20,191,487
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............   38,646,845    36,399,377     8,868,288    13,760,511    1,691,166    2,326,700
  Units issued.................   19,265,815    18,732,940     1,121,510     5,918,190      226,128    1,530,852
  Units redeemed...............  (12,502,727)  (16,485,472)   (3,517,141)  (10,810,413)    (789,925)  (2,166,386)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   45,409,933    38,646,845     6,472,657     8,868,288    1,127,369    1,691,166
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE       AST PARAMETRIC EMERGING        AST GOLDMAN SACHS           AST SCHRODERS GLOBAL
        PORTFOLIO            MARKETS EQUITY PORTFOLIO    SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO
------------------------    --------------------------  --------------------------  ------------------------------
 01/01/2014     01/01/2013   01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO             TO           TO            TO            TO            TO             TO              TO
 12/31/2014     12/31/2013   12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
$(1,473,015)   $(1,401,476) $ (4,006,743) $ (3,873,173) $ (5,081,330) $ (4,041,940) $  (52,821,153) $  (43,827,707)
          -              -             -             -             -             -               -               -
  3,163,617      2,848,012     3,832,992      (521,022)   14,967,790    10,406,854      44,574,991      22,736,138
  7,982,892       (469,758)  (13,426,752)   (1,225,925)    5,820,431    68,757,326     141,952,646     416,617,246
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  9,673,494        976,778   (13,600,503)   (5,620,120)   15,706,891    75,122,240     133,706,484     395,525,677
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  2,003,071      3,303,671     3,229,677     4,710,033     7,172,219     7,717,819     246,746,836     429,604,430
          -              -       (45,471)         (998)      (45,446)            -         (63,576)              -
 (2,787,766)    (1,790,600)   (7,553,514)   (4,640,032)  (11,007,567)   (5,307,498)    (79,125,750)    (45,127,749)
 (2,329,180)     8,400,753    (2,563,353)   25,223,113    11,685,612    33,690,552       6,779,266     261,516,399
   (774,961)      (748,144)   (2,251,932)   (2,170,077)   (2,732,043)   (2,351,544)    (32,626,534)    (26,616,356)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

 (3,888,836)     9,165,680    (9,184,593)   23,122,039     5,072,775    33,749,329     141,710,242     619,376,724
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------

  5,784,658     10,142,458   (22,785,096)   17,501,919    20,779,666   108,871,569     275,416,726   1,014,902,401

 82,370,919     72,228,461   237,959,556   220,457,637   301,627,095   192,755,526   3,115,314,824   2,100,412,423
$88,155,577    $82,370,919  $215,174,460  $237,959,556  $322,406,761  $301,627,095  $3,390,731,550  $3,115,314,824
===========    ===========  ============  ============  ============  ============  ==============  ==============

  6,106,874      5,471,216    22,889,863    20,908,701    17,117,415    14,958,208     229,670,371     178,381,363
  1,770,397      3,840,124     8,393,948    12,781,560     5,574,993     8,396,309      34,994,071      79,752,768
 (2,040,345)    (3,204,466)   (9,217,574)  (10,800,398)   (5,265,910)   (6,237,102)    (22,338,360)    (28,463,760)
-----------    -----------  ------------  ------------  ------------  ------------  --------------  --------------
  5,836,926      6,106,874    22,066,237    22,889,863    17,426,498    17,117,415     242,326,082     229,670,371
===========    ===========  ============  ============  ============  ============  ==============  ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                     AST RCM WORLD TRENDS           AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS MULTI-ASSET
                                           PORTFOLIO                  THEMATIC PORTFOLIO                     PORTFOLIO
                                ------------------------------  ------------------------------    ------------------------------
                                  01/01/2014      01/01/2013      01/01/2014        01/01/2013      01/01/2014      01/01/2013
                                      TO              TO              TO                TO              TO              TO
                                  12/31/2014      12/31/2013      12/31/2014        12/31/2013      12/31/2014      12/31/2013
                                --------------  --------------  --------------    --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (53,163,091) $  (46,536,325) $  (34,637,298)   $  (29,684,371) $  (32,043,525) $  (29,032,146)
  Capital gains distributions
   received....................              -               -               -                 -               -               -
  Realized gain (loss) on
   shares redeemed.............     37,513,354      19,871,313      34,729,612        18,941,609      27,591,382      17,424,373
  Net change in unrealized
   gain (loss) on
   investments.................    128,398,437     318,894,049      98,252,706       255,564,038      50,023,510     146,478,565
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    112,748,700     292,229,037      98,345,020       244,821,276      45,571,367     134,870,792
                                --------------  --------------  --------------    --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    285,035,668     520,676,293     174,349,040       274,199,756     211,469,641     275,028,090
  Annuity Payments.............        (95,497)        (22,758)        (35,666)          (43,373)        (88,671)        (82,836)
  Surrenders, withdrawals
   and death benefits..........    (89,609,044)    (59,475,556)    (51,303,516)      (30,466,339)    (59,404,706)    (41,066,460)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (48,601,930)     30,609,352     (36,738,193)       85,616,365     (58,901,463)    (30,327,942)
  Other charges................    (33,951,672)    (28,829,882)    (21,637,782)      (18,187,900)    (20,241,701)    (17,705,119)
                                --------------  --------------  --------------    --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    112,777,525     462,957,449      64,633,883       311,118,509      72,833,100     185,845,733
                                --------------  --------------  --------------    --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    225,526,225     755,186,486     162,978,903       555,939,785     118,404,467     320,716,525

NET ASSETS
  Beginning of period..........  3,225,998,690   2,470,812,204   2,077,440,086     1,521,500,301   1,929,095,433   1,608,378,908
  End of period................ $3,451,524,915  $3,225,998,690  $2,240,418,989    $2,077,440,086  $2,047,499,900  $1,929,095,433
                                ==============  ==============  ==============    ==============  ==============  ==============

  Beginning units..............    262,920,377     221,185,811     155,830,286       129,515,188     160,349,399     142,916,661
  Units issued.................     36,713,028      81,627,590      23,280,576        49,333,229      30,071,539      50,524,847
  Units redeemed...............    (25,643,398)    (39,893,024)    (16,876,338)      (23,018,131)    (22,309,403)    (33,092,109)
                                --------------  --------------  --------------    --------------  --------------  --------------
  Ending units.................    273,990,007     262,920,377     162,234,524       155,830,286     168,111,535     160,349,399
                                ==============  ==============  ==============    ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER   PROFUND VP CONSUMER       PROFUND VP
           PORTFOLIO                     SERVICES           GOODS PORTFOLIO         FINANCIALS
---------------------------------  --------------------  --------------------  --------------------
  01/01/2014        01/01/2013     01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
      TO                TO             TO         TO         TO         TO         TO         TO
  12/31/2014        12/31/2013     12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
 --------------   --------------   ---------- ---------- ---------- ---------- ---------- ----------
$  (37,736,852)   $  (28,885,572)  $  (5,157)  $ (3,505)  $ (1,643) $  (1,548) $ (11,009) $  (9,629)
             -                 -         369        901          -          -          -          -
    24,029,438        12,009,448      62,389     15,030     39,032     53,145    105,700    150,133
   104,476,065       293,557,493     (23,934)    96,045    (17,928)    42,117     (4,596)   100,720
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

    90,768,651       276,681,369      33,667    108,471     19,461     93,714     90,095    241,224
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   282,683,859       341,155,813       3,136     10,321          -     12,369          -     11,756
       (80,360)          (80,911)          -          -          -          -          -          -
   (52,323,626)      (29,493,160)    (32,713)   (10,187)    (4,477)   (11,121)  (102,777)  (172,709)
    59,043,651       227,811,447    (126,497)   236,106    (51,474)  (111,610)    72,805   (104,845)
   (23,087,197)      (17,244,709)     (2,929)    (3,227)    (1,478)    (3,274)    (6,156)    (7,599)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   266,236,327       522,148,480    (159,003)   233,013    (57,429)  (113,636)   (36,128)  (273,397)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------

   357,004,978       798,829,849    (125,336)   341,484    (37,968)   (19,922)    53,967    (32,173)

 2,122,569,187     1,323,739,338     518,459    176,975    404,042    423,964    863,069    895,242
$2,479,574,165    $2,122,569,187   $ 393,123   $518,459   $366,074  $ 404,042  $ 917,036  $ 863,069
 ==============   ==============   =========   ========   ========  =========  =========  =========

   157,736,679       113,954,635      27,168     12,519     25,017     33,923     95,105    114,536
    36,326,446        61,576,994       5,014     22,563     10,081     15,627     46,441     66,574
   (14,371,817)      (17,794,950)    (13,294)    (7,914)   (14,041)   (24,533)   (55,475)   (86,005)
 --------------   --------------   ---------   --------   --------  ---------  ---------  ---------
   179,691,308       157,736,679      18,888     27,168     21,057     25,017     86,071     95,105
 ==============   ==============   =========   ========   ========  =========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                      PROFUND VP             PROFUND VP         PROFUND VP MID-CAP
                                      HEALTH CARE            INDUSTRIALS              GROWTH
                                ----------------------  --------------------   --------------------
                                01/01/2014  01/01/2013  01/01/2014 01/01/2013  01/01/2014 01/01/2013
                                    TO          TO          TO         TO          TO         TO
                                12/31/2014  12/31/2013  12/31/2014 12/31/2013  12/31/2014 12/31/2013
                                ----------  ----------  ---------- ----------  ---------- ----------
OPERATIONS
  Net investment income
   (loss)...................... $  (24,280) $  (14,803)  $ (4,664)  $ (2,610)  $  (8,253)  $ (7,999)
  Capital gains distributions
   received....................          -           -          -          -      51,832          -
  Realized gain (loss) on
   shares redeemed.............    220,135     218,079     51,026     27,513      32,500     25,303
  Net change in unrealized
   gain (loss) on
   investments.................    213,384     254,121    (28,367)    87,024     (57,077)   116,934
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    409,239     457,397     17,995    111,927      19,002    134,238
                                ----------  ----------   --------   --------   ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     75,268      28,155        234     20,063       7,686      3,971
  Annuity Payments.............          -           -          -          -           -          -
  Surrenders, withdrawals
   and death benefits..........   (247,149)   (273,558)   (94,641)   (16,095)    (56,859)    (2,487)
  Net transfers between
   other subaccounts or
   fixed rate option...........    176,893     366,260     34,349     40,182     (51,955)   124,085
  Other charges................    (15,120)    (11,207)    (3,779)    (2,856)     (4,472)    (4,564)
                                ----------  ----------   --------   --------   ---------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    (10,108)    109,650    (63,837)    41,294    (105,600)   121,005
                                ----------  ----------   --------   --------   ---------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    399,131     567,047    (45,842)   153,221     (86,598)   255,243

NET ASSETS
  Beginning of period..........  1,795,350   1,228,303    421,843    268,622     628,203    372,960
  End of period................ $2,194,481  $1,795,350   $376,001   $421,843   $ 541,605   $628,203
                                ==========  ==========   ========   ========   =========   ========

  Beginning units..............    103,938      98,053     29,286     25,372      41,666     31,893
  Units issued.................     52,728      81,413     13,824     15,159       8,360     29,309
  Units redeemed...............    (52,760)    (75,528)   (17,621)   (11,245)    (15,907)   (19,536)
                                ----------  ----------   --------   --------   ---------   --------
  Ending units.................    103,906     103,938     25,489     29,286      34,119     41,666
                                ==========  ==========   ========   ========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 PROFUND VP MID-CAP        PROFUND VP REAL                                PROFUND VP SMALL-CAP
        VALUE                  ESTATE         PROFUND VP SMALL-CAP GROWTH         VALUE
--------------------    --------------------  --------------------------  --------------------
01/01/2014   01/01/2013 01/01/2014 01/01/2013 01/01/2014    01/01/2013    01/01/2014 01/01/2013
    TO           TO         TO         TO         TO            TO            TO         TO
12/31/2014   12/31/2013 12/31/2014 12/31/2013 12/31/2014    12/31/2013    12/31/2014 12/31/2013
----------   ---------- ---------- ---------- ----------    ----------    ---------- ----------
$  (7,800)   $  (5,645)  $  1,160   $ (2,101) $   (8,519)   $   (7,898)   $  (4,516)  $ (3,791)
        -            -          -          -     127,865        35,356       21,039          -
  129,617       98,924     33,635     24,618      28,522        37,662       86,047     50,523
  (84,476)      96,996     94,630    (32,908)   (173,367)      171,210      (85,674)    84,218
---------    ---------   --------   --------   ----------    ----------   ---------   --------

   37,341      190,275    129,425    (10,391)    (25,499)      236,330       16,896    130,950
---------    ---------   --------   --------   ----------    ----------   ---------   --------

    2,926        4,265     24,914      1,559     144,501        13,559        2,323      4,616
        -            -          -          -           -             -            -          -
 (167,658)    (180,444)   (56,141)   (41,469)   (181,797)      (15,398)     (55,678)    (9,631)
 (121,970)     103,871    152,997      4,492    (358,880)      542,075     (147,557)    11,002
   (5,220)      (3,913)    (4,780)    (3,626)     (4,229)       (3,947)      (2,592)    (2,376)
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (291,922)     (76,221)   116,990    (39,044)   (400,405)      536,289     (203,504)     3,611
---------    ---------   --------   --------   ----------    ----------   ---------   --------

 (254,581)     114,054    246,415    (49,435)   (425,904)      772,619     (186,608)   134,561

  759,404      645,350    446,378    495,813   1,183,248       410,629      448,176    313,615
$ 504,823    $ 759,404   $692,793   $446,378  $  757,344    $1,183,248    $ 261,568   $448,176
=========    =========   ========   ========   ==========    ==========   =========   ========

   50,948       56,486     43,744     47,844      67,635        33,858       28,475     27,156
   64,408       46,665     32,705     20,211      38,142        57,363       24,896     35,299
  (83,231)     (52,203)   (25,244)   (24,311)    (62,440)      (23,586)     (37,098)   (33,980)
---------    ---------   --------   --------   ----------    ----------   ---------   --------
   32,125       50,948     51,205     43,744      43,337        67,635       16,273     28,475
=========    =========   ========   ========   ==========    ==========   =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                     PROFUND VP                               PROFUND VP LARGE-CAP
                                 TELECOMMUNICATIONS   PROFUND VP UTILITIES           GROWTH
                                --------------------  --------------------   ----------------------
                                01/01/2014 01/01/2013 01/01/2014  01/01/2013 01/01/2014  01/01/2013
                                    TO         TO         TO          TO         TO          TO
                                12/31/2014 12/31/2013 12/31/2014  12/31/2013 12/31/2014  12/31/2013
                                ---------- ---------- ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................  $  3,294   $  1,211   $  3,508   $   8,702  $  (17,871) $  (11,181)
  Capital gains distributions
   received....................         -      5,794          -           -           -           -
  Realized gain (loss) on
   shares redeemed.............     4,448     13,104     50,173      41,411      79,361      24,831
  Net change in unrealized
   gain (loss) on
   investments.................    (7,260)    (4,089)   103,851      29,987      87,400     235,938
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................       482     16,020    157,532      80,100     148,890     249,588
                                 --------   --------   --------   ---------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................         -          1     38,087      22,344      17,048      14,864
  Annuity Payments.............         -          -          -           -           -           -
  Surrenders, withdrawals
   and death benefits..........   (55,471)    (2,219)   (26,359)   (144,342)   (135,358)    (24,712)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (8,066)   (64,467)    96,800     (45,149)    623,582     188,860
  Other charges................      (661)    (1,206)    (5,281)     (4,271)    (10,551)     (7,580)
                                 --------   --------   --------   ---------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (64,198)   (67,891)   103,247    (171,418)    494,721     171,432
                                 --------   --------   --------   ---------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (63,716)   (51,871)   260,779     (91,318)    643,611     421,020

NET ASSETS
  Beginning of period..........   161,079    212,950    559,971     651,289   1,188,375     767,355
  End of period................  $ 97,363   $161,079   $820,750   $ 559,971  $1,831,986  $1,188,375
                                 ========   ========   ========   =========  ==========  ==========

  Beginning units..............    14,233     18,418     49,162      63,480      83,825      69,532
  Units issued.................     5,880     11,450     33,698      15,205      55,660      24,735
  Units redeemed...............   (11,542)   (15,635)   (28,118)    (29,523)    (24,648)    (10,442)
                                 --------   --------   --------   ---------  ----------  ----------
  Ending units.................     8,571     14,233     54,742      49,162     114,837      83,825
                                 ========   ========   ========   =========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
 PROFUND VP LARGE-CAP        AST BOSTON PARTNERS      AST JENNISON LARGE-CAP
         VALUE            LARGE-CAP VALUE PORTFOLIO      GROWTH PORTFOLIO        AST BOND PORTFOLIO 2020
----------------------    ------------------------  --------------------------  ------------------------
01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
    TO            TO           TO           TO           TO            TO            TO           TO
12/31/2014    12/31/2013   12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
$  (10,142)   $   (4,569) $(1,510,220) $(1,255,493) $ (1,985,602) $ (1,579,698) $  (574,842) $  (366,945)
         -             -            -            -             -             -            -            -
    86,788        52,887    4,619,729    3,213,462     7,323,668     3,962,247      455,900     (384,439)
    37,630       209,553    3,997,423   16,406,066     3,462,386    26,382,795    1,223,623     (379,617)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   114,276       257,871    7,106,932   18,364,035     8,800,452    28,765,344    1,104,681   (1,131,001)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

    17,942         9,054    1,447,971    2,857,291     6,498,115     6,040,460        1,882            -
         -             -            -            -        (3,161)            -      (44,102)           -
  (184,722)      (24,708)  (2,982,027)  (1,862,136)   (3,912,090)   (1,876,753)  (1,806,519)    (571,342)
   291,260       199,454    3,412,167    4,753,163    12,192,699     3,904,369   (3,670,761)  31,867,193
    (9,232)       (7,006)    (756,906)    (640,911)   (1,122,046)     (923,143)      (8,909)      (2,857)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   115,248       176,794    1,121,205    5,107,407    13,653,517     7,144,933   (5,528,409)  31,292,994
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------

   229,524       434,665    8,228,137   23,471,442    22,453,969    35,910,277   (4,423,728)  30,161,993

 1,312,378       877,713   84,817,368   61,345,926   114,261,076    78,350,799   30,751,032      589,039
$1,541,902    $1,312,378  $93,045,505  $84,817,368  $136,715,045  $114,261,076  $26,327,304  $30,751,032
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

   104,670        91,816    5,993,027    5,590,456     7,114,061     6,499,133    2,612,664       48,358
    73,242        55,366    1,739,583    2,699,791     3,485,315     3,345,822    1,808,903    4,775,543
   (59,102)      (42,512)  (1,660,771)  (2,297,220)   (2,688,407)   (2,730,894)  (2,262,756)  (2,211,237)
----------    ----------  -----------  -----------  ------------  ------------  -----------  -----------
   118,810       104,670    6,071,839    5,993,027     7,910,969     7,114,061    2,158,811    2,612,664
==========    ==========  ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                                                                           WELLS FARGO ADVANTAGE
                                                                                           VT INTERNATIONAL EQUITY
                                  AST BOND PORTFOLIO 2017     AST BOND PORTFOLIO 2021         FUND - CLASS 1
                                --------------------------  ---------------------------    ----------------------
                                 01/01/2014    01/01/2013    01/01/2014       01/01/2013   01/01/2014  01/01/2013
                                     TO            TO            TO               TO           TO          TO
                                 12/31/2014    12/31/2013    12/31/2014       12/31/2013   12/31/2014  12/31/2013
                                ------------  ------------  ------------    -------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,871,629) $ (2,925,127) $ (2,157,051)   $  (3,004,419) $   6,938   $   4,036
  Capital gains distributions
   received....................            -             -             -                -     12,410      29,408
  Realized gain (loss) on
   shares redeemed.............    1,333,052     3,497,445     1,638,465        5,859,599      9,585      11,757
  Net change in unrealized
   gain (loss) on
   investments.................       15,030    (5,775,085)    4,962,818      (13,894,899)   (66,318)     54,187
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     (523,547)   (5,202,767)    4,444,232      (11,039,719)   (37,385)     99,388
                                ------------  ------------  ------------    -------------  ---------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................        6,959         1,347         2,238            2,442          -          20
  Annuity Payments.............     (150,115)            -             -                -          -           -
  Surrenders, withdrawals
   and death benefits..........   (9,313,828)   (7,989,415)  (14,691,112)      (5,733,375)   (74,105)    (91,839)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (14,944,115)  (49,547,409)   29,269,430      (92,713,029)   (29,647)    (12,623)
  Other charges................      (43,483)      (62,108)      (48,710)         (70,829)    (1,138)     (1,368)
                                ------------  ------------  ------------    -------------  ---------   ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (24,444,582)  (57,597,585)   14,531,846      (98,514,791)  (104,890)   (105,810)
                                ------------  ------------  ------------    -------------  ---------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (24,968,129)  (62,800,352)   18,976,078     (109,554,510)  (142,275)     (6,422)

NET ASSETS
  Beginning of period..........   98,017,645   160,817,997    81,707,172      191,261,682    596,605     603,027
  End of period................ $ 73,049,516  $ 98,017,645  $100,683,250    $  81,707,172  $ 454,330   $ 596,605
                                ============  ============  ============    =============  =========   =========

  Beginning units..............    8,654,724    13,596,428     6,858,333       14,511,763     36,614      43,646
  Units issued.................    1,903,672     5,601,397     6,451,684        5,632,733        489         151
  Units redeemed...............   (4,053,160)  (10,543,101)   (5,287,692)     (13,286,163)    (7,229)     (7,183)
                                ------------  ------------  ------------    -------------  ---------   ---------
  Ending units.................    6,505,236     8,654,724     8,022,325        6,858,333     29,874      36,614
                                ============  ============  ============    =============  =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
    VT OMEGA GROWTH        VT SMALL CAP GROWTH    VT SMALL CAP VALUE
    FUND - CLASS 1           FUND - CLASS 1          FUND CLASS 1         AST BOND PORTFOLIO 2022
----------------------    --------------------  ----------------------  --------------------------
01/01/2014    01/01/2013  01/01/2014 01/01/2013 01/01/2014  01/01/2013   01/01/2014    01/01/2013
    TO            TO          TO         TO         TO          TO           TO            TO
12/31/2014    12/31/2013  12/31/2014 12/31/2013 12/31/2014  12/31/2013   12/31/2014    12/31/2013
----------    ----------  ---------- ---------- ----------  ----------  ------------  ------------
$  (19,868)   $  (15,546) $  (8,892) $  (9,575) $  (12,491) $   (9,063) $ (1,295,450) $ (2,173,071)
   220,607        97,279     48,695     28,660           -           -             -             -
   137,868        49,467     52,271     41,053      86,660      85,453       287,882     1,702,554
  (313,385)      260,420   (115,227)   156,675     (35,086)     84,685     5,552,214   (10,867,728)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

    25,222       391,620    (23,153)   216,813      39,083     161,075     4,544,646   (11,338,245)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

         -        20,820          -          -       1,014           -           237             -
         -             -          -          -           -      (7,567)     (106,062)            -
  (274,193)      (95,674)  (147,462)   (65,595)   (139,118)   (186,376)   (4,091,057)   (4,674,532)
  (137,657)       13,107     14,162    (48,882)    (86,679)    (77,047)  (16,967,377)  (50,904,840)
    (3,371)       (3,403)      (837)    (1,134)     (2,592)     (3,772)      (44,794)      (61,113)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (415,221)      (65,150)  (134,137)  (115,611)   (227,375)   (274,762)  (21,209,053)  (55,640,485)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------

  (389,999)      326,470   (157,290)   101,202    (188,292)   (113,687)  (16,664,407)  (66,978,730)

 1,416,984     1,090,514    602,307    501,105   1,184,928   1,298,615    64,898,510   131,877,240
$1,026,985    $1,416,984  $ 445,017  $ 602,307  $  996,636  $1,184,928  $ 48,234,103  $ 64,898,510
==========    ==========  =========  =========  ==========  ==========  ============  ============

   472,750       502,082     33,271     40,950      86,455     107,072     5,949,622    10,633,328
     3,389        28,287      2,919      1,095       3,028       2,848       899,230     4,817,294
  (142,292)      (57,619)   (10,784)    (8,774)    (18,871)    (23,465)   (2,748,124)   (9,501,000)
----------    ----------  ---------  ---------  ----------  ----------  ------------  ------------
   333,847       472,750     25,406     33,271      70,612      86,455     4,100,728     5,949,622
==========    ==========  =========  =========  ==========  ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                                                                               WELLS FARGO ADVANTAGE
                                 AST QUANTITATIVE MODELING  AST BLACKROCK GLOBAL STRATEGIES       VT OPPORTUNITY
                                         PORTFOLIO                     PORTFOLIO                  FUND - CLASS 1
                                --------------------------  ------------------------------    ----------------------
                                 01/01/2014    01/01/2013     01/01/2014        01/01/2013    01/01/2014  01/01/2013
                                     TO            TO             TO                TO            TO          TO
                                 12/31/2014    12/31/2013     12/31/2014        12/31/2013    12/31/2014  12/31/2013
                                ------------  ------------  --------------    --------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,572,049) $ (4,476,124) $  (29,783,719)   $  (26,630,610) $  (23,433) $  (21,134)
  Capital gains distributions
   received....................            -             -               -                 -           -           -
  Realized gain (loss) on
   shares redeemed.............    3,026,982     1,213,091      24,189,212        10,847,253      98,920      82,825
  Net change in unrealized
   gain (loss) on
   investments.................   25,913,736    53,364,593      61,847,674       153,604,948      63,160     349,719
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   21,368,669    50,101,560      56,253,167       137,821,591     138,647     411,410
                                ------------  ------------  --------------    --------------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  159,721,258    88,100,355     142,942,954       248,708,654           -           -
  Annuity Payments.............            -             -        (641,920)       (1,073,364)          -           -
  Surrenders, withdrawals
   and death benefits..........  (12,553,380)   (9,989,932)    (76,760,244)      (65,572,039)    (78,113)   (183,528)
  Net transfers between
   other subaccounts or
   fixed rate option...........   19,296,295    37,182,891     (11,571,386)       62,469,275    (146,500)    (52,820)
  Other charges................     (181,161)     (119,679)    (15,408,957)      (12,660,326)     (2,209)     (2,734)
                                ------------  ------------  --------------    --------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  166,283,012   115,173,635      38,560,447       231,872,200    (226,822)   (239,082)
                                ------------  ------------  --------------    --------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  187,651,681   165,275,195      94,813,614       369,693,791     (88,175)    172,328

NET ASSETS
  Beginning of period..........  358,116,971   192,841,776   1,757,752,503     1,388,058,712   1,674,483   1,502,155
  End of period................ $545,768,652  $358,116,971  $1,852,566,117    $1,757,752,503  $1,586,308  $1,674,483
                                ============  ============  ==============    ==============  ==========  ==========

  Beginning units..............   30,084,374    19,469,297     159,964,208       137,665,311     106,769     123,329
  Units issued.................   16,118,840    12,298,113      21,610,999        41,524,380          82       1,189
  Units redeemed...............   (2,249,716)   (1,683,036)    (18,097,958)      (19,225,483)    (13,905)    (17,749)
                                ------------  ------------  --------------    --------------  ----------  ----------
  Ending units.................   43,953,498    30,084,374     163,477,249       159,964,208      92,946     106,769
                                ============  ============  ==============    ==============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

 AST PRUDENTIAL CORE BOND       AST NEUBERGER BERMAN                                 AST FRANKLIN TEMPLETON FOUNDING
         PORTFOLIO               CORE BOND PORTFOLIO      AST BOND PORTFOLIO 2023      FUNDS ALLOCATION PORTFOLIO
--------------------------    ------------------------  ---------------------------  ------------------------------
 01/01/2014      01/01/2013    01/01/2014   01/01/2013    01/01/2014    01/01/2013     01/01/2014      01/01/2013
     TO              TO            TO           TO            TO            TO             TO              TO
 12/31/2014      12/31/2013    12/31/2014   12/31/2013    12/31/2014    12/31/2013     12/31/2014      12/31/2013
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
$ (2,274,171)   $ (1,926,260) $  (766,481) $  (649,415) $  (3,096,259) $ (2,950,258) $  (53,529,937) $  (49,114,991)
           -               -            -            -              -             -               -               -
     749,643         261,046      260,435      (22,660)     4,663,579    (5,518,193)     58,417,758      29,019,151
   9,020,445      (3,882,280)   1,926,951   (1,082,156)    13,892,738    (6,190,709)     46,472,246     616,326,369
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,495,917      (5,547,494)   1,420,905   (1,754,231)    15,460,058   (14,659,160)     51,360,067     596,230,529
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

   7,078,819      12,673,997    1,156,462    1,243,981          6,395             -      27,873,122     192,841,777
           -               -            -            -              -             -        (272,639)       (124,861)
  (6,308,895)     (3,760,888)  (2,676,444)  (1,758,911)    (9,105,255)  (10,243,561)   (100,533,983)    (64,204,348)
  36,193,236      17,483,188   18,200,206    3,346,645   (112,260,707)  192,799,117     (67,017,036)    162,671,889
  (1,950,871)     (1,671,903)    (418,863)    (342,765)       (61,621)      (82,612)    (32,123,318)    (29,500,909)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  35,012,289      24,724,394   16,261,361    2,488,950   (121,421,188)  182,472,944    (172,073,854)    261,683,548
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------

  42,508,206      19,176,900   17,682,266      734,719   (105,961,130)  167,813,784    (120,713,787)    857,914,077

 151,662,516     132,485,616   38,272,267   37,537,548    199,986,371    32,172,587   3,294,489,549   2,436,575,472
$194,170,722    $151,662,516  $55,954,533  $38,272,267  $  94,025,241  $199,986,371  $3,173,775,762  $3,294,489,549
============    ============  ===========  ===========  =============  ============  ==============  ==============

  14,766,580      12,450,744    3,858,589    3,617,299     21,962,329     3,101,105     250,382,552     226,666,618
   7,107,452       8,852,454    3,235,590    2,811,371      1,472,621    44,646,062      10,174,964      61,116,971
  (3,772,340)     (6,536,618)  (1,639,767)  (2,570,081)   (14,049,075)  (25,784,838)    (22,961,019)    (37,401,037)
------------    ------------  -----------  -----------  -------------  ------------  --------------  --------------
  18,101,692      14,766,580    5,454,412    3,858,589      9,385,875    21,962,329     237,596,497     250,382,552
============    ============  ===========  ===========  =============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                 AST WESTERN ASSET
                                  AST NEW DISCOVERY ASSET      EMERGING MARKETS DEBT        AST MFS LARGE-CAP
                                   ALLOCATION PORTFOLIO              PORTFOLIO               VALUE PORTFOLIO
                                --------------------------    ----------------------    ------------------------
                                 01/01/2014    01/01/2013     01/01/2014  01/01/2013     01/01/2014   01/01/2013
                                     TO            TO             TO          TO             TO           TO
                                 12/31/2014    12/31/2013     12/31/2014  12/31/2013     12/31/2014   12/31/2013
                                ------------  ------------    ----------  ----------    -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,036,195) $ (4,481,318)   $  (26,044) $  (16,548)   $  (362,769) $  (120,298)
  Capital gains distributions
   received....................            -             -             -           -              -            -
  Realized gain (loss) on
   shares redeemed.............    5,462,919     3,247,233        (6,330)    (50,609)       668,903      179,277
  Net change in unrealized
   gain (loss) on
   investments.................   16,704,893    44,858,695       (16,733)    (66,215)     1,804,277    1,869,803
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   15,131,617    43,624,610       (49,107)   (133,372)     2,110,411    1,928,782
                                ------------  ------------    ----------  ----------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   94,831,389   104,121,005     1,185,465   1,061,079      3,091,988      892,564
  Annuity Payments.............      (19,077)      (13,612)            -           -              -            -
  Surrenders, withdrawals
   and death benefits..........  (10,492,272)   (5,576,766)     (113,418)    (36,709)      (797,567)    (194,854)
  Net transfers between
   other subaccounts or
   fixed rate option...........   13,353,387    55,615,942        51,582      99,767     12,408,242   12,323,038
  Other charges................   (4,598,440)   (2,719,659)       (1,245)       (436)      (183,954)     (62,622)
                                ------------  ------------    ----------  ----------    -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   93,074,987   151,426,910     1,122,384   1,123,701     14,518,709   12,958,126
                                ------------  ------------    ----------  ----------    -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  108,206,604   195,051,520     1,073,277     990,329     16,629,120   14,886,908

NET ASSETS
  Beginning of period..........  383,555,152   188,503,632     1,403,999     413,670     15,935,520    1,048,612
  End of period................ $491,761,756  $383,555,152    $2,477,276  $1,403,999    $32,564,640  $15,935,520
                                ============  ============    ==========  ==========    ===========  ===========

  Beginning units..............   31,972,895    18,255,505       149,931      39,790      1,182,619      102,774
  Units issued.................   12,679,009    19,355,294       192,819     283,141      1,742,149    1,406,904
  Units redeemed...............   (4,788,145)   (5,637,904)      (79,310)   (173,000)      (688,466)    (327,059)
                                ------------  ------------    ----------  ----------    -----------  -----------
  Ending units.................   39,863,759    31,972,895       263,440     149,931      2,236,302    1,182,619
                                ============  ============    ==========  ==========    ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                AST AQR EMERGING      AST CLEARBRIDGE DIVIDEND     AST QMA EMERGING
 AST BOND PORTFOLIO 2024     MARKETS EQUITY PORTFOLIO     GROWTH PORTFOLIO      MARKETS EQUITY PORTFOLIO
-------------------------    ----------------------   ------------------------  ----------------------
 01/01/2014     01/02/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*  01/01/2014   02/25/2013*
     TO             TO           TO           TO           TO          TO           TO           TO
 12/31/2014     12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013   12/31/2014   12/31/2013
------------    -----------  ----------   ----------- -----------  -----------  ----------   -----------
$ (1,029,700)   $  (798,583) $  (23,844)  $   (4,605) $  (530,524) $   (96,396) $  (12,728)   $ (2,023)
           -              -           -            -            -            -           -           -
   1,793,465     (1,642,041)      5,809       (1,248)     621,472       54,692       5,238      (1,053)
   5,530,676     (1,908,586)    (95,972)      23,302    3,656,110    1,158,435     (76,538)      6,570
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

   6,294,441     (4,349,210)   (114,007)      17,449    3,747,058    1,116,731     (84,028)      3,494
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

       3,202          5,286     873,569      481,494    2,069,822      657,686     935,910     279,976
           -              -           -            -            -            -           -           -
  (3,240,518)    (2,355,345)   (416,468)     (18,452)  (1,725,248)    (151,814)    (22,438)       (227)
 (10,331,167)    69,943,854     497,214      703,457   32,183,958   16,226,085     343,307     183,563
     (24,950)          (692)     (1,215)        (164)    (270,908)     (48,264)       (819)        (44)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

 (13,593,433)    67,593,103     953,100    1,166,335   32,257,624   16,683,693   1,255,960     463,268
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------

  (7,298,992)    63,243,893     839,093    1,183,784   36,004,682   17,800,424   1,171,932     466,762
  63,243,893              -   1,183,784            -   17,800,424            -     466,762           -
$ 55,944,901    $63,243,893  $2,022,877   $1,183,784  $53,805,106  $17,800,424  $1,638,694    $466,762
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

   7,249,026              -     116,897            -    1,526,307            -      48,486           -
   5,617,976     15,011,644     198,761      159,464    3,632,709    1,861,795     177,464      53,752
  (7,157,004)    (7,762,618)   (106,926)     (42,567)  (1,027,175)    (335,488)    (51,184)     (5,266)
------------    -----------  ----------   ----------  -----------  -----------  ----------    --------
   5,709,998      7,249,026     208,732      116,897    4,131,841    1,526,307     174,766      48,486
============    ===========  ==========   ==========  ===========  ===========  ==========    ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                   AST MULTI-SECTOR FIXED           AST BLACKROCK          AST FRANKLIN TEMPLETON
                                      INCOME PORTFOLIO          ISHARES ETF PORTFOLIO    FOUNDING FUNDS PLUS PORTFOLIO
                                ----------------------------  -------------------------  ----------------------------
                                  01/01/2014     02/25/2013*   01/01/2014   04/29/2013*   01/01/2014     04/29/2013*
                                      TO             TO            TO           TO            TO             TO
                                  12/31/2014     12/31/2013    12/31/2014   12/31/2013    12/31/2014     12/31/2013
                                --------------  ------------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)...................... $  (30,113,342) $ (3,378,731) $ (2,144,060) $  (475,341) $ (8,719,364)  $ (1,755,379)
  Capital gains distributions
   received....................              -             -             -            -             -              -
  Realized gain (loss) on
   shares redeemed.............         23,331       (31,378)      477,638       51,320     2,409,174        119,709
  Net change in unrealized
   gain (loss) on
   investments.................    141,380,488     3,882,378     3,752,108    3,825,057     4,995,592     19,420,228
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    111,290,477       472,269     2,085,686    3,401,036    (1,314,598)    17,784,558
                                --------------  ------------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  1,662,743,786   699,529,215    75,973,343   54,750,116   260,221,655    150,243,590
  Annuity Payments.............              -             -             -            -             -              -
  Surrenders, withdrawals
   and death benefits..........    (53,491,779)   (5,610,348)   (3,391,674)    (555,125)  (12,349,731)    (2,096,780)
  Net transfers between
   other subaccounts or
   fixed rate option...........      5,276,919     1,262,782    27,405,502   29,294,747   126,419,837    184,801,006
  Other charges................       (147,809)            -    (1,442,256)    (251,659)   (6,008,360)    (1,014,858)
                                --------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,614,381,117   695,181,649    98,544,915   83,238,079   368,283,401    331,932,958
                                --------------  ------------  ------------  -----------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  1,725,671,594   695,653,918   100,630,601   86,639,115   366,968,803    349,717,516

NET ASSETS
  Beginning of period..........    695,653,918             -    86,639,115            -   349,717,516              -
  End of period................ $2,421,325,512  $695,653,918  $187,269,716  $86,639,115  $716,686,319   $349,717,516
                                ==============  ============  ============  ===========  ============   ============

  Beginning units..............     73,129,351             -     8,247,457            -    32,310,421              -
  Units issued.................    172,091,562    77,347,847    11,130,772    9,433,133    42,384,773     34,505,227
  Units redeemed...............    (11,823,918)   (4,218,496)   (1,896,907)  (1,185,676)   (9,158,646)    (2,194,806)
                                --------------  ------------  ------------  -----------  ------------   ------------
  Ending units.................    233,396,995    73,129,351    17,481,322    8,247,457    65,536,548     32,310,421
                                ==============  ============  ============  ===========  ============   ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                              AST T. ROWE PRICE
   AST DEFENSIVE ASSET          AST AQR LARGE-CAP        AST QMA LARGE-CAP       AST BOND    GROWTH OPPORTUNITIES
   ALLOCATION PORTFOLIO             PORTFOLIO                PORTFOLIO        PORTFOLIO 2025      PORTFOLIO
-------------------------    ----------------------   ----------------------  -------------- --------------------
 01/01/2014   04/29/2013*    01/01/2014  04/29/2013*  01/01/2014  04/29/2013*  01/02/2014*       02/10/2014*
     TO           TO             TO          TO           TO          TO            TO                TO
 12/31/2014   12/31/2013     12/31/2014  12/31/2013   12/31/2014  12/31/2013    12/31/2014        12/31/2014
------------  -----------    ----------  -----------  ----------  ----------- -------------- --------------------
$ (2,018,021) $  (459,862)   $  (16,350)  $  (3,614)  $  (10,744)  $   (410)   $  (179,787)      $ (1,879,043)
           -            -             -           -            -          -              -                  -
   1,451,784      121,572        53,927      10,275       16,112        131        150,336             (2,176)
   4,219,183    1,261,341       126,616      49,479       98,174      8,263      1,143,168          6,487,604
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

   3,652,946      923,051       164,193      56,140      103,542      7,984      1,113,717          4,606,385
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  62,380,086   38,098,449     1,223,356     545,118    1,144,336     58,785              -        256,498,083
           -            -             -           -            -          -              -                  -
  (8,483,912)    (934,571)      (56,692)   (101,746)    (452,363)    (1,279)      (895,718)          (625,141)
  41,617,550   42,249,852       430,743     266,182    1,522,261     70,203     30,013,158         26,608,591
  (1,317,188)    (270,330)         (494)        (28)        (473)       (38)        (1,261)        (1,290,981)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  94,196,536   79,143,400     1,596,913     709,526    2,213,761    127,671     29,116,179        281,190,552
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------

  97,849,482   80,066,451     1,761,106     765,666    2,317,303    135,655     30,229,896        285,796,937

  80,066,451            -       765,666           -      135,655          -              -                  -
$177,915,933  $80,066,451    $2,526,772   $ 765,666   $2,452,958   $135,655    $30,229,896       $285,796,937
============  ===========    ==========   =========   ==========   ========    ===========       ============

   8,260,335            -        65,727           -       11,602          -              -                  -
  17,464,701   10,995,003       202,066     127,930      270,886     11,821      3,392,539         27,909,723
  (7,986,047)  (2,734,668)      (68,490)    (62,203)     (85,442)      (219)      (711,428)          (759,180)
------------  -----------    ----------   ---------   ----------   --------    -----------       ------------
  17,738,989    8,260,335       199,303      65,727      197,046     11,602      2,681,111         27,150,543
============  ===========    ==========   =========   ==========   ========    ===========       ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                   AST GOLDMAN       AST T. ROWE    AST PRUDENTIAL                    AST FRANKLIN
                                  SACHS GLOBAL    PRICE DIVERSIFIED    FLEXIBLE     AST BLACKROCK     TEMPLETON K2
                                GROWTH ALLOCATION    REAL GROWTH    MULTI-STRATEGY   MULTI-ASSET    GLOBAL ABSOLUTE
                                    PORTFOLIO         PORTFOLIO       PORTFOLIO    INCOME PORTFOLIO RETURN PORTFOLIO
                                ----------------- ----------------- -------------- ---------------- ----------------
                                   04/28/2014*       04/28/2014*     04/28/2014*     04/28/2014*      04/28/2014*
                                       TO                TO               TO              TO               TO
                                   12/31/2014        12/31/2014       12/31/2014      12/31/2014       12/31/2014
                                ----------------- ----------------- -------------- ---------------- ----------------
OPERATIONS
  Net investment income
   (loss)......................    $   (5,743)       $  (14,612)      $   (8,304)     $  (10,449)      $   (2,519)
  Capital gains distributions
   received....................             -                 -                -               -                -
  Realized gain (loss) on
   shares redeemed.............        (4,635)           (1,395)           1,386          (2,948)          (1,230)
  Net change in unrealized
   gain (loss) on
   investments.................         8,702            14,228           59,993         (40,442)         (24,366)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................        (1,676)           (1,779)          53,075         (53,839)         (28,115)
                                   ----------        ----------       ----------      ----------       ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     3,557,839         7,576,127        4,899,088       7,526,860        1,743,586
  Annuity Payments.............             -                 -                -               -                -
  Surrenders, withdrawals
   and death benefits..........       (21,482)          (22,551)         (35,360)        (30,633)          (3,624)
  Net transfers between
   other subaccounts or
   fixed rate option...........       222,223           576,821          191,493          93,686           35,532
  Other charges................        (3,551)          (10,224)          (5,279)         (5,806)          (1,223)
                                   ----------        ----------       ----------      ----------       ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................     3,755,029         8,120,173        5,049,942       7,584,107        1,774,271
                                   ----------        ----------       ----------      ----------       ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................     3,753,353         8,118,394        5,103,017       7,530,268        1,746,156

NET ASSETS
  Beginning of period..........             -                 -                -               -                -
  End of period................    $3,753,353        $8,118,394       $5,103,017      $7,530,268       $1,746,156
                                   ==========        ==========       ==========      ==========       ==========

  Beginning units..............             -                 -                -               -                -
  Units issued.................       402,378           817,899          560,309         802,963          202,108
  Units redeemed...............       (35,969)          (33,776)         (76,318)        (47,277)         (21,893)
                                   ----------        ----------       ----------      ----------       ----------
  Ending units.................       366,409           784,123          483,991         755,686          180,215
                                   ==========        ==========       ==========      ==========       ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                 AST MANAGED  AST FQ ABSOLUTE     AST JENNISON        AST GOLDMAN      AST LEGG MASON
  AST MANAGED    FIXED-INCOME RETURN CURRENCY GLOBAL INFRASTRUCTURE SACHS STRATEGIC  DIVERSIFIED GROWTH
EQUITY PORTFOLIO  PORTFOLIO      PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO     PORTFOLIO
---------------- ------------ --------------- --------------------- ---------------- ------------------
  04/28/2014*    04/28/2014*    04/28/2014*        04/28/2014*        04/28/2014*       11/24/2014*
       TO             TO            TO                 TO                  TO                TO
   12/31/2014     12/31/2014    12/31/2014         12/31/2014          12/31/2014        12/31/2014
---------------- ------------ --------------- --------------------- ---------------- ------------------
   $   (4,223)    $   (7,890)    $   (266)          $ (1,029)          $   (1,929)       $   (2,674)
            -              -            -                  -                    -                 -
           74            (33)        (665)              (110)              (2,033)                1
       14,431        (21,477)      (5,713)            (5,061)             (13,376)           23,002
   ----------     ----------     --------           --------           ----------        ----------

       10,282        (29,400)      (6,644)            (6,200)             (17,338)           20,329
   ----------     ----------     --------           --------           ----------        ----------

    2,410,964      4,431,706      307,415            863,540            1,191,842         3,739,405
            -              -            -                  -                    -                 -
      (18,041)       (40,289)           -             (2,037)              (4,172)                -
      185,293           (945)      17,579             78,869               79,068           692,427
       (2,692)        (5,272)         (92)              (667)              (1,103)                -
   ----------     ----------     --------           --------           ----------        ----------

    2,575,524      4,385,200      324,902            939,705            1,265,635         4,431,832
   ----------     ----------     --------           --------           ----------        ----------

    2,585,806      4,355,800      318,258            933,505            1,248,297         4,452,161

            -              -            -                  -                    -                 -
   $2,585,806     $4,355,800     $318,258           $933,505           $1,248,297        $4,452,161
   ==========     ==========     ========           ========           ==========        ==========

            -              -            -                  -                    -                 -
      259,433        493,663       35,537             90,397              137,025           448,724
       (8,107)       (59,214)      (2,760)              (713)              (8,734)             (914)
   ----------     ----------     --------           --------           ----------        ----------
      251,326        434,449       32,777             89,684              128,291           447,810
   ==========     ==========     ========           ========           ==========        ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts, listed below, are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Preferred
        Discovery Select
        Discovery Choice
        Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty eight subaccounts within the Account, of which one hundred thirty seven had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Conservative Balanced Portfolio
Prudential Value Portfolio
Prudential High Yield Bond Portfolio
Prudential Natural Resources Portfolio
Prudential Stock Index Portfolio
Prudential Global Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Equity Income Portfolio (Investor Class)
Invesco V.I. Core Equity Fund (Series I)
Janus Aspen Janus Portfolio (Institutional Shares)
Janus Aspen Overseas Portfolio (Institutional Shares)
MFS(R) Research Series (Initial Class)
MFS(R) Growth Series (Initial Class)
VP Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Jennison 20/20 Focus Portfolio
Davis Value Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
Prudential SP Small Cap Value Portfolio
Janus Aspen Janus Portfolio (Service Shares)
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio**
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio

                                      A61

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund (Class II)
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2020
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund (Class 1)
Wells Fargo Advantage VT Omega Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Growth Fund (Class 1)
Wells Fargo Advantage VT Small Cap Value Fund (Class 1)
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund (Class 1)
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
        --------
        * Subaccount was available for investment but had no assets as of December 31, 2014.
        ** Subaccount was no longer available for investment at December 31, 2014.

                                      A62

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................            3,818,327                    5,349,663
Net asset value per share.         $      40.07                 $      28.60
Net assets before merger..         $153,000,361                 $244,835,143
Net assets after merger...         $          -                 $397,835,504

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls

                                      A63
        is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund (Series I)..................... $97,179,814
   AllianceBernstein VPS Large Cap Growth Portfolio (Class B)...   7,205,255
   VP Value Fund (Class I)......................................  30,803,351
   Davis Value Portfolio........................................  30,760,095
   Franklin Small-Mid Cap Growth VIP Fund (Class 2).............  30,316,921
   Janus Aspen Janus Portfolio (Service Shares).................  12,064,745
   Janus Aspen Janus Portfolio (Institutional Shares)...........  63,509,198
   Janus Aspen Overseas Portfolio (Institutional Shares)........  96,032,116
   NVIT Developing Markets Fund (Class II)......................  10,904,677
   MFS(R) Growth Series (Initial Class).........................  64,474,846
   MFS(R) Research Series (Initial Class).......................  21,699,752
   ProFund VP Consumer Services.................................     518,459
   ProFund VP Consumer Goods Portfolio..........................     404,042
   ProFund VP Financials........................................     863,069
   ProFund VP Health Care.......................................   1,795,350
   ProFund VP Industrials.......................................     421,843
   ProFund VP Mid-Cap Growth....................................     628,203
   ProFund VP Mid-Cap Value.....................................     759,404
   ProFund VP Real Estate.......................................     446,378
   ProFund VP Small-Cap Growth..................................   1,183,248
   ProFund VP Small-Cap Value...................................     448,176
   ProFund VP Telecommunications................................     161,079
   ProFund VP Utilities.........................................     559,971
   ProFund VP Large-Cap Growth..................................   1,188,375
   ProFund VP Large-Cap Value...................................   1,312,378
   T. Rowe Price Equity Income Portfolio (Investor Class).......  79,490,475
   T. Rowe Price International Stock Portfolio..................  22,371,031
   Wells Fargo Advantage VT International Equity Fund (Class 1).     596,605
   Wells Fargo Advantage VT Omega Growth Fund (Class 1).........   1,416,984
   Wells Fargo Advantage VT Small Cap Growth Fund (Class 1).....     602,307
   Wells Fargo Advantage VT Small Cap Value Fund (Class 1)......   1,184,928

                                      A64

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES      SALES
                                                            ------------ ------------
Prudential Money Market Portfolio.......................... $ 23,533,228 $ 50,634,585
Prudential Diversified Bond Portfolio......................    1,782,764   25,281,431
Prudential Equity Portfolio................................    1,655,344   28,658,338
Prudential Flexible Managed Portfolio......................      161,261    2,007,183
Prudential Conservative Balanced Portfolio.................      388,668    2,850,470
Prudential Value Portfolio.................................    2,187,682   51,726,650
Prudential High Yield Bond Portfolio.......................    6,843,946   35,549,422
Prudential Natural Resources Portfolio.....................      153,771    1,097,569
Prudential Stock Index Portfolio...........................    6,383,161   50,538,211
Prudential Global Portfolio................................      816,959    9,176,489
Prudential Jennison Portfolio..............................    2,168,369   51,191,253
Prudential Small Capitalization Stock Portfolio............      818,292    9,562,593
T. Rowe Price International Stock Portfolio................      390,366    2,267,531
T. Rowe Price Equity Income Portfolio - Investor Class.....      551,755   10,552,099
Invesco V.I. Core Equity Fund - Series I...................       87,583   13,979,523
Janus Aspen Janus Portfolio - Institutional Shares.........      298,565    8,456,041
Janus Aspen Overseas Portfolio - Institutional Shares......      156,872   10,367,837
MFS(R) Research Series - Initial Class.....................       95,544    3,496,974
MFS(R) Growth Series - Initial Class.......................      610,140    8,779,998
VP Value Fund - Class I....................................      951,462    4,689,389
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      421,884    4,315,940
Prudential Jennison 20/20 Focus Portfolio..................      684,488    7,077,153
Davis Value Portfolio......................................      168,544    3,861,285
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.    1,227,803    1,680,359
Prudential SP Small Cap Value Portfolio....................    2,400,095   19,590,712
Janus Aspen Janus Portfolio - Service Shares...............      312,444    2,314,143
Prudential SP Prudential U.S. Emerging Growth Portfolio....    1,410,485   23,077,556
Prudential SP International Growth Portfolio...............    1,256,696    7,002,937
Prudential SP International Value Portfolio................      999,891    6,578,381
AST Goldman Sachs Large-Cap Value Portfolio................   51,842,151   42,840,388
AST Schroders Multi-Asset World Strategies Portfolio.......  142,367,027  315,505,538
AST Cohen & Steers Realty Portfolio........................   49,138,224   51,617,450
AST J.P. Morgan Strategic Opportunities Portfolio..........  110,867,277  162,525,000
AST Herndon Large-Cap Value Portfolio......................   18,185,726   30,692,403
AST High Yield Portfolio...................................   60,947,998   79,203,564
AST Small-Cap Growth Opportunities Portfolio...............   41,462,818   45,327,215
AST Mid-Cap Value Portfolio................................   21,250,757   26,795,442
AST Small-Cap Value Portfolio..............................   19,386,826   33,541,462
AST Goldman Sachs Concentrated Growth Portfolio............    2,532,873  158,484,382
AST Goldman Sachs Mid-Cap Growth Portfolio.................   38,083,494   56,944,235
AST Large-Cap Value Portfolio..............................   59,264,161   65,039,641
AST Lord Abbett Core Fixed Income Portfolio................   90,471,951   64,319,959
AST Loomis Sayles Large-Cap Growth Portfolio...............  183,503,524   77,072,997
AST MFS Growth Portfolio...................................   27,182,795   28,162,043
AST Neuberger Berman Mid-Cap Growth Portfolio..............   51,275,124   60,800,501
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   52,573,096   56,211,856

                                      A65

                                                                PURCHASES        SALES
                                                              -------------- --------------
AST PIMCO Limited Maturity Bond Portfolio.................... $   34,334,706 $   57,863,568
AST T. Rowe Price Equity Income Portfolio....................     37,196,752     43,663,379
AST QMA US Equity Alpha Portfolio............................     71,334,547     24,703,402
AST T. Rowe Price Natural Resources Portfolio................     68,960,821     81,045,478
AST T. Rowe Price Asset Allocation Portfolio.................    660,898,450    415,689,129
AST MFS Global Equity Portfolio..............................     84,139,074     59,866,258
AST J.P. Morgan International Equity Portfolio...............     39,523,713     31,505,932
AST Templeton Global Bond Portfolio..........................     22,651,006     26,950,890
AST Wellington Management Hedged Equity Portfolio............    375,424,020    122,343,875
AST Capital Growth Asset Allocation Portfolio................    786,300,781    400,069,828
AST Academic Strategies Asset Allocation Portfolio...........    197,038,805    582,825,552
AST Balanced Asset Allocation Portfolio......................    565,008,814    547,139,181
AST Preservation Asset Allocation Portfolio..................    304,430,661    559,881,516
AST FI Pyramis Quantitative Portfolio........................    222,244,728    259,092,444
AST Prudential Growth Allocation Portfolio...................    626,820,437    352,015,070
AST Advanced Strategies Portfolio............................    492,379,798    377,557,335
AST T. Rowe Price Large-Cap Growth Portfolio.................    120,743,595    108,139,259
AST Money Market Portfolio...................................    334,321,283    354,931,913
AST Small-Cap Growth Portfolio...............................     36,299,913     55,014,028
AST PIMCO Total Return Bond Portfolio........................    111,548,270    408,852,459
AST International Value Portfolio............................     22,366,319     18,001,482
AST International Growth Portfolio...........................     26,526,591     20,169,592
NVIT Developing Markets Fund - Class II......................        463,790      2,728,594
AST Investment Grade Bond Portfolio..........................  1,322,920,859  1,252,696,552
AST Western Asset Core Plus Bond Portfolio...................    138,011,673     67,756,729
AST Bond Portfolio 2018......................................      9,713,385     39,608,098
AST Bond Portfolio 2019......................................      2,274,227      9,432,779
AST Global Real Estate Portfolio.............................     15,817,226     21,179,077
AST Parametric Emerging Markets Equity Portfolio.............     50,161,925     63,353,261
AST Goldman Sachs Small-Cap Value Portfolio..................     59,607,721     59,616,276
AST Schroders Global Tactical Portfolio......................    296,320,298    207,431,209
AST RCM World Trends Portfolio...............................    294,486,876    234,872,442
AST J.P. Morgan Global Thematic Portfolio....................    201,183,271    171,186,686
AST Goldman Sachs Multi-Asset Portfolio......................    244,881,363    204,091,788
AST FI Pyramis(R) Asset Allocation Portfolio.................    347,701,675    119,202,200
ProFund VP Consumer Services.................................         82,584        246,743
ProFund VP Consumer Goods Portfolio..........................        163,444        223,941
ProFund VP Financials........................................        424,610        473,245
ProFund VP Health Care.......................................        848,018        884,145
ProFund VP Industrials.......................................        206,222        276,040
ProFund VP Mid-Cap Growth....................................        133,323        247,176
ProFund VP Mid-Cap Value.....................................      1,009,609      1,310,798
ProFund VP Real Estate.......................................        427,973        320,477
ProFund VP Small-Cap Growth..................................        676,382      1,085,306
ProFund VP Small-Cap Value...................................        384,999        593,019
ProFund VP Telecommunications................................         13,700         79,860
ProFund VP Utilities.........................................        430,919        335,913
ProFund VP Large-Cap Growth..................................        789,742        314,383
ProFund VP Large-Cap Value...................................        868,639        772,605
AST Boston Partners Large-Cap Value Portfolio................     17,964,322     18,353,337
AST Jennison Large-Cap Growth Portfolio......................     42,102,321     30,434,406
AST Bond Portfolio 2020......................................     19,357,642     25,460,893
AST Bond Portfolio 2017......................................     18,121,723     44,437,934
AST Bond Portfolio 2021......................................     64,734,811     52,360,016
Wells Fargo Advantage VT International Equity Fund - Class 1.          7,045        120,862
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          8,036        443,125
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1.....         41,849        184,878
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......         29,922        277,020
AST Bond Portfolio 2022......................................      8,717,492     31,221,995
AST Quantitative Modeling Portfolio..........................    173,885,352     15,174,389
AST BlackRock Global Strategies Portfolio....................    167,563,991    158,787,263

                                      A66

                                                              PURCHASES       SALES
                                                            -------------- ------------
Wells Fargo Advantage VT Opportunity Fund - Class 1........ $        1,334 $    256,353
AST Prudential Core Bond Portfolio.........................     57,657,696   24,919,578
AST Neuberger Berman Core Bond Portfolio...................     27,403,989   11,909,109
AST Bond Portfolio 2023....................................      8,955,342  133,472,789
AST Franklin Templeton Founding Funds Allocation Portfolio.     42,224,065  267,827,856
AST New Discovery Asset Allocation Portfolio...............    121,588,657   35,549,865
AST Western Asset Emerging Markets Debt Portfolio..........      1,860,333      763,993
AST MFS Large-Cap Value Portfolio..........................     21,635,667    7,479,727
AST Bond Portfolio 2024....................................     36,804,489   51,427,622
AST AQR Emerging Markets Equity Portfolio..................      1,876,221      946,965
AST ClearBridge Dividend Growth Portfolio..................     40,455,640    8,728,540
AST QMA Emerging Markets Equity Portfolio..................      1,662,994      419,762
AST Multi-Sector Fixed Income Portfolio....................  1,589,818,014    5,550,239
AST BlackRock iShares ETF Portfolio........................    107,069,446   10,668,591
AST Franklin Templeton Founding Funds Plus Portfolio.......    408,052,009   48,487,972
AST Defensive Asset Allocation Portfolio...................    145,079,789   52,901,274
AST AQR Large-Cap Portfolio................................      2,391,388      810,825
AST QMA Large-Cap Portfolio................................      3,280,033    1,077,016
AST Bond Portfolio 2025....................................     36,120,623    7,184,231
AST T. Rowe Price Growth Opportunities Portfolio...........    279,699,929      388,420
AST Goldman Sachs Global Growth Allocation Portfolio.......      4,202,378      453,092
AST T. Rowe Price Diversified Real Growth Portfolio........      8,522,366      416,805
AST Prudential Flexible Multi-Strategy Portfolio...........      5,691,211      649,573
AST BlackRock Multi-Asset Income Portfolio.................      7,936,722      363,064
AST Franklin Templeton K2 Global Absolute Return Portfolio.      1,976,587      204,835
AST Managed Equity Portfolio...............................      2,646,616       75,315
AST Managed Fixed-Income Portfolio.........................      4,898,348      521,038
AST FQ Absolute Return Currency Portfolio..................        351,810       27,174
AST Jennison Global Infrastructure Portfolio...............        945,622        6,946
AST Goldman Sachs Strategic Income Portfolio...............      1,346,822       83,116
AST Legg Mason Diversified Growth Portfolio................      4,429,719          561

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio.

                                      A67

        No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ----------   -----------------  ----------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  105,488 $0.94316 to  $ 9.92485 $123,830   0.00%/(1)/ 1.00%  to   2.10%  -2.06% to  -0.99%
December 31, 2013  127,983 $0.96168 to  $10.02367 $150,930   0.00%/(1)/ 1.00%  to   2.10%  -2.05% to  -0.99%
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%      1.00%  to   2.10%  -2.05% to  -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%      1.00%  to   2.10%  -2.03% to  -0.96%
December 31, 2010  198,480 $1.01802 to  $10.32322 $242,080   0.03%      1.00%  to   2.45%  -2.36% to  -0.96%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   72,636 $2.08421 to  $ 2.53667 $183,884   1.13%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   81,007 $1.97826 to  $ 2.40199 $194,199   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%      1.35%  to   1.65%   8.78% to   9.10%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   71,107 $1.79101 to  $ 3.07736 $202,451   0.00%      1.35%  to   2.00%   5.59% to   6.27%
December 31, 2013   79,925 $1.69020 to  $ 2.89713 $214,130   0.00%      1.35%  to   2.00%  30.92% to  31.75%
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%      1.35%  to   2.00%  11.45% to  12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%      1.35%  to   2.00%  -5.36% to  -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%      1.35%  to   2.00%   9.71% to  10.41%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    5,009 $2.77211 to  $ 2.77211 $ 13,886   0.00%    1.40%  to   1.40%    9.52% to    9.52%
December 31, 2013    5,642 $2.53115 to  $ 2.53115 $ 14,280   0.00%    1.40%  to   1.40%   18.48% to   18.48%
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014    7,302 $2.57585 to  $ 2.57585 $ 18,808   0.00%    1.40%  to   1.40%    7.27% to    7.27%
December 31, 2013    8,177 $2.40130 to  $ 2.40130 $ 19,636   0.00%    1.40%  to   1.40%   14.55% to   14.55%
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   99,749 $2.01704 to  $ 4.04747 $296,461   0.00%    1.35%  to   2.00%    7.95% to    8.63%
December 31, 2013  116,026 $1.86670 to  $ 3.72763 $316,368   0.00%    1.35%  to   2.00%   30.49% to   31.32%
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   42,176 $2.08850 to  $14.60641 $178,309   5.99%    1.35%  to   2.00%    0.70% to    1.35%
December 31, 2013   47,473 $2.06706 to  $14.41969 $201,311   6.32%    1.35%  to   2.00%    5.15% to    5.81%
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014      903 $6.14406 to  $ 6.14406 $  5,551   0.00%    1.40%  to   1.40%  -21.01% to  -21.01%
December 31, 2013    1,009 $7.77806 to  $ 7.77806 $  7,850   0.00%    1.40%  to   1.40%    8.70% to    8.70%
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  114,422 $1.42009 to  $ 3.26890 $310,971   3.05%    1.35%  to   2.00%   11.09% to   11.80%
December 31, 2013  130,864 $1.27465 to  $ 2.92538 $316,543   0.00%    1.35%  to   2.00%   29.31% to   30.14%
December 31, 2012  148,556 $0.98286 to  $ 2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   27,387 $1.16831 to  $ 2.56578 $ 60,958   0.00%    1.35%  to   2.00%    1.22% to    1.88%
December 31, 2013   30,874 $1.15067 to  $ 2.51978 $ 67,256   0.00%    1.35%  to   2.00%   24.79% to   25.59%
December 31, 2012   34,277 $0.91935 to  $ 2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  103,663 $1.20021 to  $ 3.52028 $296,938   0.00%    1.35%  to   2.00%    7.83% to    8.53%
December 31, 2013  120,569 $1.10982 to  $ 3.24547 $317,172   0.00%    1.35%  to   2.00%   34.96% to   35.83%
December 31, 2012  136,588 $0.81992 to  $ 2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   13,550 $3.45796 to  $ 5.26694 $ 61,807   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   15,356 $3.33520 to  $ 5.06760 $ 67,442   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   16,924 $2.40521 to  $ 3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%

                                      A69

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  12,524 $1.18092 to  $1.62418 $ 20,257   1.02%    1.35%  to   1.65%   -2.84% to   -2.56%
December 31, 2013  13,481 $1.21548 to  $1.66761 $ 22,371   0.85%    1.35%  to   1.65%   12.20% to   12.54%
December 31, 2012  14,599 $1.08327 to  $1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011  16,365 $0.92976 to  $1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010  18,469 $1.08424 to  $1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  23,102 $2.08981 to  $3.26392 $ 74,912   1.73%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013  25,950 $1.97830 to  $3.08233 $ 79,490   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012  28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011  31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010  34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014  33,857 $1.42106 to  $2.72627 $ 90,740   0.84%    1.35%  to   1.65%    6.39% to    6.71%
December 31, 2013  38,677 $1.33567 to  $2.55624 $ 97,180   1.38%    1.35%  to   1.65%   27.15% to   27.53%
December 31, 2012  43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  25,154 $1.21494 to  $2.54666 $ 62,900   0.37%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013  28,310 $1.09299 to  $2.28537 $ 63,509   0.78%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012  31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  22,928 $1.83897 to  $3.34371 $ 75,536   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  25,331 $2.12113 to  $3.84746 $ 96,032   3.13%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   7,641 $1.63066 to  $2.66475 $ 20,288   0.81%    1.35%  to   1.65%    8.42% to    8.74%
December 31, 2013   8,883 $1.50408 to  $2.45201 $ 21,700   0.33%    1.35%  to   1.65%   30.13% to   30.52%
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  22,311 $1.47837 to  $2.77955 $ 61,531   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  25,118 $1.37938 to  $2.58719 $ 64,475   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014   9,538 $2.65685 to  $3.24394 $ 30,778   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013  10,636 $2.38831 to  $2.90895 $ 30,803   1.65%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  10,386 $1.60675 to  $2.80296 $ 28,451   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  11,731 $1.51967 to  $2.64465 $ 30,317   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  20,333 $2.29737 to  $2.45756 $ 49,920   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  22,694 $2.17940 to  $2.32560 $ 52,712   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                                   DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,108 $ 1.53523 to  $ 1.60314 $   28,795   0.91%    1.35%  to   1.65%    4.33% to    4.64%
December 31, 2013   20,232 $ 1.47145 to  $ 1.53200 $   30,760   0.84%    1.35%  to   1.65%   31.26% to   31.65%
December 31, 2012   23,262 $ 1.12101 to  $ 1.16370 $   26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011   27,280 $ 1.00779 to  $ 1.04304 $   28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010   31,083 $ 1.06904 to  $ 1.10314 $   34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                                 ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,457 $ 0.99640 to  $ 1.04158 $    7,691   0.00%    1.35%  to   1.65%   11.99% to   12.33%
December 31, 2013    7,839 $ 0.88970 to  $ 0.92729 $    7,205   0.00%    1.35%  to   1.65%   34.78% to   35.18%
December 31, 2012    7,753 $ 0.66012 to  $ 0.68598 $    5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,236 $ 2.15175 to  $ 2.88444 $  104,079   0.00%    1.35%  to   2.00%    2.88% to    3.54%
December 31, 2013   45,199 $ 2.08949 to  $ 2.78722 $  116,216   0.00%    1.35%  to   2.00%   34.76% to   35.61%
December 31, 2012   52,822 $ 1.54910 to  $ 2.05619 $  100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%

                                        JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2014    7,009 $ 1.00336 to  $ 2.26282 $   11,422   0.22%    1.40%  to   2.00%   10.52% to   11.18%
December 31, 2013    8,225 $ 0.90515 to  $ 2.03533 $   12,065   0.66%    1.40%  to   2.00%   27.44% to   28.20%
December 31, 2012    9,526 $ 0.70809 to  $ 1.58757 $   10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   44,521 $ 1.75488 to  $ 3.93032 $  127,551   0.00%    1.35%  to   2.00%    7.36% to    8.05%
December 31, 2013   51,864 $ 1.62968 to  $ 3.63925 $  137,598   0.00%    1.35%  to   2.00%   25.95% to   26.76%
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   23,271 $ 0.82745 to  $ 2.06435 $   35,459   0.00%    1.40%  to   2.00%   -7.56% to   -7.00%
December 31, 2013   26,352 $ 0.89246 to  $ 2.22017 $   43,541   0.00%    1.35%  to   2.00%   16.54% to   17.29%
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   19,870 $ 1.15734 to  $ 2.01976 $   33,367   0.00%    1.40%  to   2.00%   -7.88% to   -7.33%
December 31, 2013   22,680 $ 1.25263 to  $ 2.18500 $   41,163   0.00%    1.40%  to   2.00%   17.73% to   18.43%
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   16,013 $10.96235 to  $21.39027 $  259,463   0.00%    0.55%  to   3.25%    9.46% to   12.51%
December 31, 2013   15,311 $11.42443 to  $19.27594 $  221,801   0.00%    0.55%  to   3.25%   25.90% to   32.81%
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  199,889 $11.22055 to  $15.93171 $2,539,963   0.00%    0.55%  to   3.25%   -0.31% to    2.47%
December 31, 2013  209,605 $11.05013 to  $15.76382 $2,636,512   0.00%    0.55%  to   3.25%   10.68% to   13.77%
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   13,312 $11.64573 to  $28.17786 $  239,838   0.00%    0.55%  to   3.25%   15.51% to   30.19%
December 31, 2013   13,244 $ 9.68396 to  $21.94358 $  186,235   0.00%    0.55%  to   3.25%   -1.36% to    2.57%
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  130,504 $11.18827 to  $14.91662 $1,675,340   0.00%    0.55%  to   3.25%    2.02% to    4.87%
December 31, 2013  131,617 $10.76626 to  $14.34386 $1,639,217   0.00%    0.55%  to   3.25%    7.42% to   10.42%
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%

                                           AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,863 $ 9.94566 to  $20.11564 $  146,622   0.00%    0.55%  to   3.25%   -1.74% to    1.00%
December 31, 2013   10,554 $11.69942 to  $20.19327 $  156,741   0.00%    0.55%  to   3.25%   25.84% to   33.89%
December 31, 2012   10,223 $ 8.77264 to  $15.29152 $  115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   15,527 $ 9.89459 to  $16.67561 $  203,687   0.00%    0.55%  to   3.25%   -1.05% to    1.99%
December 31, 2013   16,564 $10.42183 to  $16.57675 $  216,591   0.00%    0.55%  to   3.25%    3.70% to    6.59%
December 31, 2012   17,069 $11.01858 to  $15.76773 $  211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011    9,602 $ 9.75907 to  $14.11698 $  107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%

                                        AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,032 $13.35563 to  $24.11445 $  169,022   0.00%    0.55%  to   3.25%    1.53% to    4.36%
December 31, 2013   10,131 $12.91409 to  $23.42720 $  165,527   0.00%    0.55%  to   3.25%   33.40% to   40.04%
December 31, 2012    9,818 $ 9.51449 to  $16.96161 $  116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011    5,925 $ 7.99180 to  $14.40189 $   59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,170 $11.23471 to  $25.87248 $  113,915   0.00%    0.55%  to   3.25%   11.23% to   14.34%
December 31, 2013    6,399 $12.06993 to  $22.94256 $  104,911   0.00%    0.55%  to   3.25%   23.34% to   31.69%
December 31, 2012    5,850 $10.19368 to  $17.66406 $   73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011    3,655 $ 8.68256 to  $15.20886 $   39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%

                                               AST SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,294 $10.54465 to  $23.81628 $  107,335   0.00%    0.55%  to   3.25%    1.85% to    5.87%
December 31, 2013    7,038 $12.47438 to  $23.06551 $  116,350   0.00%    0.55%  to   3.25%   27.51% to   36.64%
December 31, 2012    6,003 $10.03524 to  $17.11423 $   73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011    4,291 $ 8.56576 to  $14.76666 $   45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010    3,661 $10.21456 to  $16.01106 $   41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%

                         AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -----------------------------------------------------------------------------------------
December 31, 2014        - $11.90846 to  $19.80908 $        -   0.00%    0.55%  to   3.25%   -1.79% to   -1.51%
December 31, 2013   10,275 $12.10233 to  $19.58170 $  158,294   0.00%    0.55%  to   3.25%   22.97% to   29.03%
December 31, 2012    9,486 $10.63210 to  $15.38733 $  114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011    5,661 $ 8.95362 to  $13.09897 $   58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010    5,727 $ 9.78196 to  $13.90429 $   63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%

                                         AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   14,692 $11.31270 to  $25.12814 $  271,570   0.00%    0.55%  to   3.25%    7.90% to   13.47%
December 31, 2013   15,464 $12.28300 to  $22.97023 $  261,949   0.00%    0.55%  to   3.25%   25.09% to   31.46%
December 31, 2012   13,956 $10.46013 to  $17.71525 $  182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011    8,276 $ 8.81982 to  $15.09953 $   93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010    7,400 $10.81269 to  $15.86600 $   88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%

                                               AST LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   25,255 $10.81514 to  $23.33405 $  409,452   0.00%    0.55%  to   3.25%    7.95% to   13.12%
December 31, 2013   25,383 $11.16325 to  $20.91410 $  365,289   0.00%    0.55%  to   3.25%   31.12% to   39.09%
December 31, 2012   22,984 $ 8.05750 to  $15.24503 $  236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011   12,016 $ 6.95898 to  $13.29726 $  105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010    8,210 $ 7.33176 to  $14.14819 $   73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  49,551 $10.18285 to  $15.15769 $594,715   0.00%    0.55%  to   3.25%    2.93% to    5.80%
December 31, 2013  46,780 $ 9.71214 to  $14.52525 $533,925   0.00%    0.55%  to   3.25%   -5.19% to   -2.54%
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  23,783 $11.25817 to  $23.25943 $404,850   0.00%    0.55%  to   3.25%    7.00% to   12.47%
December 31, 2013  16,363 $12.76835 to  $21.44225 $255,014   0.00%    0.55%  to   3.25%   30.12% to   35.86%
December 31, 2012  16,939 $ 9.89077 to  $16.00178 $195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%

                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,243 $11.13384 to  $21.54740 $122,405   0.00%    0.55%  to   3.25%    5.18% to   11.72%
December 31, 2013   7,176 $12.75859 to  $20.20752 $113,750   0.00%    0.55%  to   3.25%   29.91% to   35.95%
December 31, 2012   6,309 $10.55752 to  $15.06982 $ 74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011   3,218 $ 9.10275 to  $13.12223 $ 33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010   2,603 $ 9.24407 to  $13.45761 $ 27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,497 $11.22938 to  $23.65350 $284,956   0.00%    0.55%  to   3.25%    4.43% to   12.92%
December 31, 2013  16,795 $12.35736 to  $22.34107 $273,974   0.00%    0.55%  to   3.25%   25.73% to   31.88%
December 31, 2012  15,458 $10.25722 to  $17.17555 $192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011   8,614 $ 9.20532 to  $15.58152 $100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010   5,335 $ 9.35229 to  $15.62143 $ 64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,349 $11.02363 to  $28.51908 $292,469   0.00%    0.55%  to   3.25%   10.42% to   13.62%
December 31, 2013  15,234 $12.86338 to  $25.44872 $259,477   0.00%    0.55%  to   3.25%   31.13% to   41.23%
December 31, 2012  11,618 $10.11103 to  $18.27003 $142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011   8,187 $ 8.70651 to  $15.90297 $ 86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010   7,174 $ 9.62757 to  $16.62562 $ 78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,866 $ 9.14331 to  $12.05162 $162,190   0.00%    0.55%  to   3.25%   -3.34% to   -0.65%
December 31, 2013  17,793 $ 9.45965 to  $12.20183 $185,800   0.00%    0.55%  to   3.25%   -5.35% to   -2.71%
December 31, 2012  20,118 $ 9.99469 to  $12.61643 $218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011  15,357 $ 9.86766 to  $12.18917 $164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010   9,358 $ 9.97411 to  $12.07057 $102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  21,817 $10.53423 to  $21.34885 $322,746   0.00%    0.55%  to   3.25%    3.97% to    6.88%
December 31, 2013  21,981 $10.76256 to  $20.25283 $306,640   0.00%    0.55%  to   3.25%   22.05% to   28.97%
December 31, 2012  19,042 $ 8.48182 to  $15.92130 $206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011   5,793 $ 7.30270 to  $13.84402 $ 53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010   4,615 $ 7.31183 to  $14.34884 $ 43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   8,980 $11.24219 to  $25.55053 $168,707   0.00%    0.55%  to   2.95%   11.83% to   16.57%
December 31, 2013   6,347 $12.26676 to  $22.22337 $103,102   0.00%    0.55%  to   2.95%   24.92% to   31.70%
December 31, 2012   5,427 $ 9.53931 to  $17.10866 $ 67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011   2,688 $ 8.14600 to  $14.68191 $ 27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010   1,934 $ 7.98785 to  $14.46757 $ 19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  28,651 $ 8.19862 to  $14.17056 $295,414   0.00%    0.55%  to   3.25%  -14.29% to   -8.86%
December 31, 2013  29,034 $ 9.02327 to  $15.67993 $333,568   0.00%    0.55%  to   3.25%   11.63% to   14.75%
December 31, 2012  30,858 $ 7.88745 to  $13.79902 $313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011  21,581 $ 7.67745 to  $13.57744 $220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010  18,820 $ 9.78665 to  $16.26883 $237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%

                                      A73

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                                       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  568,527 $11.65463 to  $17.63046 $7,977,063   0.00%    0.55%  to   3.25%    2.44% to   5.30%
December 31, 2013  535,636 $11.16935 to  $16.97618 $7,295,774   0.00%    0.55%  to   3.25%   12.85% to  16.19%
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to  12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to   1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to  10.49%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   22,518 $10.30110 to  $21.46497 $  356,337   0.00%    0.55%  to   3.25%    0.26% to   3.06%
December 31, 2013   20,596 $11.84660 to  $21.11684 $  320,306   0.00%    0.55%  to   3.25%   20.29% to  26.93%
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to  22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to  -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to  10.99%

                                      AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   17,384 $ 9.85774 to  $15.83614 $  201,653   0.00%    0.55%  to   3.25%   -9.41% to  -6.88%
December 31, 2013   16,428 $10.62785 to  $17.24255 $  207,309   0.00%    0.55%  to   3.25%   11.61% to  14.73%
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to  21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to  -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to   7.63%

                                            AST TEMPLETON GLOBAL BOND PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014   18,913 $ 9.47925 to  $12.68214 $  194,300   0.00%    0.55%  to   3.25%   -2.71% to   0.00%
December 31, 2013   19,028 $ 9.69586 to  $12.75701 $  197,497   0.00%    0.55%  to   3.25%   -6.88% to  -3.21%
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to   4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to   3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to   4.75%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  130,027 $10.88122 to  $18.12031 $1,548,823   0.00%    0.55%  to   3.25%    2.08% to   4.92%
December 31, 2013  106,043 $10.58693 to  $17.50990 $1,219,180   0.00%    0.55%  to   3.25%   14.98% to  19.84%
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to  10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to  -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to  13.56%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  516,836 $12.24977 to  $18.47645 $7,352,204   0.00%    0.55%  to   3.25%    3.52% to   6.41%
December 31, 2013  477,773 $11.61737 to  $17.60529 $6,496,923   0.00%    0.55%  to   3.25%   17.67% to  22.00%
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to  13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to  -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to  12.31%

                                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  326,241 $10.85572 to  $15.55329 $4,038,220   0.00%    0.55%  to   3.25%    0.44% to   3.25%
December 31, 2013  351,118 $10.61030 to  $15.27338 $4,268,988   0.00%    0.55%  to   3.25%    6.40% to   9.37%
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to  11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to  -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to  10.91%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  514,029 $11.79468 to  $17.11604 $7,070,583   0.00%    0.55%  to   3.25%    3.06% to   5.94%
December 31, 2013  500,114 $11.23550 to  $16.38146 $6,621,022   0.00%    0.55%  to   3.25%   13.49% to  17.00%
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to  11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to  -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to  11.26%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2014  360,303 $11.03255 to  $15.02176 $4,631,404   0.00%    0.55%  to   3.25%    2.34% to   5.19%
December 31, 2013  372,081 $10.58368 to  $14.47848 $4,626,398   0.00%    0.55%  to   3.25%    5.66% to   8.61%
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to   9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to   0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to   9.53%

                                      A74

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                           AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  251,091 $11.02371 to  $16.48864 $3,226,253   0.00%    0.55%  to   3.25%   -0.20% to    2.58%
December 31, 2013  248,285 $10.84192 to  $16.29666 $3,164,359   0.00%    0.55%  to   3.25%   11.03% to   14.13%
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to   10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%

                                         AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  324,805 $10.95802 to  $17.79750 $4,474,369   0.00%    0.55%  to   3.25%    5.65% to    8.60%
December 31, 2013  296,876 $10.20562 to  $16.61628 $3,842,656   0.00%    0.55%  to   3.25%   13.22% to   16.38%
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  447,097 $11.63271 to  $18.05257 $6,256,006   0.00%    0.55%  to   3.25%    2.66% to    5.52%
December 31, 2013  426,587 $11.12429 to  $17.34521 $5,785,628   0.00%    0.55%  to   3.25%   12.52% to   15.92%
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   31,590 $11.22522 to  $24.98767 $  590,749   0.00%    0.55%  to   3.25%    4.82% to   13.35%
December 31, 2013   30,311 $13.54255 to  $23.51273 $  533,490   0.00%    0.55%  to   3.25%   37.92% to   43.23%
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   20,583 $ 8.49004 to  $10.08368 $  192,741   0.00%    0.55%  to   3.25%   -3.25% to   -0.47%
December 31, 2013   22,470 $ 8.74050 to  $10.20011 $  213,351   0.00%    0.55%  to   3.25%   -3.25% to   -0.55%
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   10,894 $10.96730 to  $25.38680 $  196,547   0.00%    0.55%  to   3.25%    0.44% to   10.75%
December 31, 2013   11,797 $12.40268 to  $24.92978 $  209,244   0.00%    0.55%  to   3.25%   26.69% to   34.43%
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  178,576 $ 9.95820 to  $14.46916 $2,043,441   0.00%    0.55%  to   3.25%    0.84% to    3.66%
December 31, 2013  201,354 $ 9.69455 to  $14.04141 $2,248,671   0.00%    0.55%  to   3.25%   -5.03% to   -2.38%
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    8,002 $ 8.89959 to  $15.04489 $   90,248   0.00%    0.55%  to   3.25%   -9.74% to   -6.37%
December 31, 2013    7,524 $ 9.62974 to  $16.44049 $   92,461   0.00%    0.55%  to   3.25%   15.59% to   18.81%
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,912 $ 9.27675 to  $16.28200 $  201,219   0.00%    0.55%  to   3.25%   -8.60% to   -2.22%
December 31, 2013   17,172 $ 9.91250 to  $17.57026 $  206,639   0.00%    0.55%  to   3.25%   15.19% to   18.40%
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%

                                      A75

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                          NVIT DEVELOPING MARKETS FUND - CLASS II
                   -----------------------------------------------------------------------------------------
December 31, 2014      595 $13.17058 to  $13.95567 $    8,083   0.80%    1.40%  to   2.00%   -7.69% to   -7.15%
December 31, 2013      743 $14.26831 to  $15.02994 $   10,905   0.94%    1.40%  to   2.00%   -1.93% to   -1.35%
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%

                                            AST INVESTMENT GRADE BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   54,970 $10.02333 to  $16.00477 $  727,546   0.00%    0.55%  to   2.65%    3.90% to    6.14%
December 31, 2013   48,730 $ 9.57812 to  $15.13806 $  621,532   0.00%    0.55%  to   2.65%   -5.75% to   -3.72%
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%

                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   45,410 $10.27737 to  $12.87649 $  536,794   0.00%    0.55%  to   3.25%    3.00% to    6.61%
December 31, 2013   38,647 $ 9.72854 to  $12.12603 $  433,901   0.00%    0.55%  to   3.25%   -4.69% to   -2.03%
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%

                                                  AST BOND PORTFOLIO 2018
                   -----------------------------------------------------------------------------------------
December 31, 2014    6,473 $11.00100 to  $13.95817 $   75,796   0.00%    1.15%  to   3.25%   -0.67% to    1.48%
December 31, 2013    8,868 $11.07563 to  $13.77289 $  103,179   0.00%    1.15%  to   3.25%   -6.29% to   -4.26%
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%

                                                  AST BOND PORTFOLIO 2019
                   -----------------------------------------------------------------------------------------
December 31, 2014    1,127 $11.22726 to  $14.09353 $   13,783   0.00%    1.15%  to   3.25%    0.88% to    3.07%
December 31, 2013    1,691 $11.03065 to  $13.69295 $   20,191   0.00%    1.15%  to   3.25%   -7.93% to   -5.93%
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%

                                              AST GLOBAL REAL ESTATE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,837 $10.85387 to  $21.79318 $   88,156   0.00%    0.55%  to   3.25%    7.71% to   13.30%
December 31, 2013    6,107 $10.08073 to  $19.50272 $   82,371   0.00%    0.55%  to   3.25%    0.96% to    3.77%
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%

                                      AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   22,066 $ 8.36743 to  $14.76931 $  215,174   0.00%    0.55%  to   3.25%   -7.78% to   -5.21%
December 31, 2013   22,890 $ 8.85375 to  $15.79714 $  237,960   0.00%    0.55%  to   3.25%   -3.03% to   -0.33%
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%

                                        AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014   17,426 $10.75944 to  $25.63821 $  322,407   0.00%    0.55%  to   3.25%    3.71% to    7.79%
December 31, 2013   17,117 $12.69230 to  $24.38308 $  301,627   0.00%    0.55%  to   3.25%   29.72% to   38.05%
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%

                                          AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  242,326 $11.66637 to  $18.13826 $3,390,732   0.00%    0.55%  to   3.25%    2.42% to    5.28%
December 31, 2013  229,670 $11.25123 to  $17.46806 $3,115,315   0.00%    0.55%  to   3.25%   13.73% to   17.41%
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%

                                      A76

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                               AST RCM WORLD TRENDS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  273,990 $11.02964 to  $15.54433 $3,451,525   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013  262,920 $10.76855 to  $15.07275 $3,225,999   0.00%    0.55%  to   3.25%    8.79% to   11.82%
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%

                                         AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  162,235 $11.72319 to  $17.69896 $2,240,419   0.00%    0.55%  to   3.25%    2.91% to    5.78%
December 31, 2013  155,830 $11.18390 to  $16.96442 $2,077,440   0.00%    0.55%  to   3.25%   12.50% to   15.64%
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%

                                          AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  168,112 $10.79436 to  $15.06034 $2,047,500   0.00%    0.55%  to   3.25%    0.66% to    3.47%
December 31, 2013  160,349 $10.52772 to  $14.75766 $1,929,095   0.00%    0.55%  to   3.25%    6.25% to    9.22%
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%

                                        AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014  179,691 $11.86300 to  $17.22400 $2,479,574   0.00%    0.55%  to   3.25%    2.28% to    5.14%
December 31, 2013  157,737 $11.38633 to  $16.60998 $2,122,569   0.00%    0.55%  to   3.25%   15.35% to   18.57%
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%

                                                PROFUND VP CONSUMER SERVICES
                   -----------------------------------------------------------------------------------------
December 31, 2014       19 $19.68593 to  $22.45403 $      393   0.00%    0.55%  to   2.30%    9.93% to   11.84%
December 31, 2013       27 $17.90731 to  $20.07642 $      518   0.21%    0.55%  to   2.30%   36.73% to   39.10%
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%

                                            PROFUND VP CONSUMER GOODS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2014       21 $15.96364 to  $18.27284 $      366   0.52%    0.55%  to   2.30%    7.75% to    9.62%
December 31, 2013       25 $14.81554 to  $16.66911 $      404   0.65%    0.55%  to   2.30%   25.57% to   27.75%
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%

                                                   PROFUND VP FINANCIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       86 $ 9.36637 to  $16.13532 $      917   0.20%    0.55%  to   2.30%   10.38% to   12.30%
December 31, 2013       95 $ 8.48563 to  $14.36857 $      863   0.43%    0.55%  to   2.30%   29.11% to   31.35%
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%

                                                   PROFUND VP HEALTH CARE
                   -----------------------------------------------------------------------------------------
December 31, 2014      104 $19.90350 to  $21.73588 $    2,194   0.08%    0.55%  to   2.30%   20.92% to   23.02%
December 31, 2013      104 $16.46022 to  $17.66879 $    1,795   0.29%    0.55%  to   2.30%   36.62% to   38.99%
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%

                                                   PROFUND VP INDUSTRIALS
                   -----------------------------------------------------------------------------------------
December 31, 2014       25 $13.45439 to  $18.67500 $      376   0.28%    0.55%  to   2.35%    3.15% to    5.00%
December 31, 2013       29 $13.04318 to  $17.78615 $      422   0.53%    0.55%  to   2.35%   35.02% to   37.43%
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%

                                      A77

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                                              PROFUND VP MID-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    34   $14.81688 to  $17.88891 $  542   0.00%    0.55%  to   2.30%   3.51% to   5.31%
December 31, 2013    42   $14.31437 to  $16.98714 $  628   0.00%    0.55%  to   2.30%  27.59% to  29.81%
December 31, 2012    32   $11.21885 to  $13.08646 $  373   0.00%    0.55%  to   2.30%  12.78% to  14.75%
December 31, 2011    32   $ 9.94731 to  $11.40463 $  326   0.00%    0.55%  to   2.30%  -5.07% to  -3.43%
December 31, 2010    52   $10.47890 to  $11.80941 $  579   0.00%    0.55%  to   2.30%  18.01% to  26.77%

                                              PROFUND VP MID-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    32   $14.43790 to  $17.82890 $  505   0.19%    0.55%  to   2.30%   7.71% to   9.58%
December 31, 2013    51   $13.40458 to  $16.27030 $  759   0.34%    0.55%  to   2.30%  29.19% to  31.43%
December 31, 2012    56   $10.37597 to  $12.37923 $  645   0.16%    0.55%  to   2.30%  13.94% to  15.92%
December 31, 2011    66   $ 9.10660 to  $10.67879 $  665   0.15%    0.55%  to   2.30%  -6.08% to  -4.45%
December 31, 2010    46   $ 9.69632 to  $11.17632 $  456   0.26%    0.55%  to   2.30%  11.96% to  18.91%

                                               PROFUND VP REAL ESTATE
                   ----------------------------------------------------------------------------------
December 31, 2014    51   $11.74265 to  $17.49199 $  693   1.62%    0.55%  to   2.30%  22.21% to  24.33%
December 31, 2013    44   $ 9.60879 to  $14.06912 $  446   1.29%    0.55%  to   2.30%  -2.16% to  -0.46%
December 31, 2012    48   $ 9.82085 to  $14.13382 $  496   2.52%    0.55%  to   2.30%  14.53% to  16.53%
December 31, 2011    43   $ 8.57465 to  $12.12925 $  386   0.00%    0.55%  to   2.30%   2.40% to   4.17%
December 31, 2010    83   $ 8.37375 to  $11.60561 $  707   3.90%    0.95%  to   2.30%  15.86% to  22.85%

                                             PROFUND VP SMALL-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014    43   $15.34027 to  $22.30194 $  757   0.00%    0.55%  to   2.90%  -0.71% to   1.61%
December 31, 2013    68   $15.35942 to  $22.46084 $1,183   0.00%    0.55%  to   2.90%  36.47% to  39.65%
December 31, 2012    34   $11.18920 to  $16.45836 $  411   0.00%    0.55%  to   2.90%   9.31% to  11.86%
December 31, 2011    37   $10.17680 to  $15.05725 $  403   0.00%    0.55%  to   2.90%  -1.57% to   0.72%
December 31, 2010    51   $10.27873 to  $15.29722 $  550   0.00%    0.55%  to   2.90%  17.66% to  24.11%

                                             PROFUND VP SMALL-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014    16   $15.17487 to  $17.67642 $  262   0.00%    0.55%  to   2.00%   3.74% to   5.23%
December 31, 2013    28   $14.62787 to  $16.79752 $  448   0.21%    0.55%  to   2.00%  34.98% to  36.92%
December 31, 2012    27   $10.68964 to  $12.26837 $  314   0.00%    0.55%  to   2.30%  13.54% to  15.52%
December 31, 2011    39   $ 9.41484 to  $10.62040 $  404   0.00%    0.55%  to   2.30%  -6.26% to  -4.63%
December 31, 2010    25   $10.04307 to  $11.09991 $  259   0.07%    0.95%  to   2.30%  11.22% to  20.54%

                                            PROFUND VP TELECOMMUNICATIONS
                   ----------------------------------------------------------------------------------
December 31, 2014     9   $10.45451 to  $16.04832 $   97   4.10%    0.55%  to   2.35%  -1.74% to   0.01%
December 31, 2013    14   $10.64000 to  $16.04617 $  161   2.27%    0.55%  to   2.35%   9.50% to  11.45%
December 31, 2012    18   $ 9.71718 to  $14.39725 $  213   3.22%    0.55%  to   2.35%  13.84% to  15.88%
December 31, 2011    15   $ 8.53611 to  $12.42479 $  133   3.63%    0.55%  to   2.35%  -0.47% to   1.31%
December 31, 2010    25   $ 8.57621 to  $12.26438 $  246   2.48%    0.55%  to   2.35%  13.03% to  22.07%

                                                PROFUND VP UTILITIES
                   ----------------------------------------------------------------------------------
December 31, 2014    55   $12.34589 to  $17.83892 $  821   1.72%    0.55%  to   2.30%  23.05% to  25.19%
December 31, 2013    49   $10.03284 to  $14.24930 $  560   2.54%    0.55%  to   2.30%  10.77% to  12.69%
December 31, 2012    63   $ 9.05776 to  $12.64461 $  651   2.12%    0.55%  to   2.30%  -2.12% to  -0.41%
December 31, 2011    55   $ 9.25352 to  $12.69674 $  589   1.69%    0.55%  to   2.30%  14.87% to  16.86%
December 31, 2010    36   $ 8.05537 to  $10.86454 $  295   2.48%    0.55%  to   2.30%   3.57% to   8.26%

                                             PROFUND VP LARGE-CAP GROWTH
                   ----------------------------------------------------------------------------------
December 31, 2014   115   $14.69828 to  $18.51933 $1,832   0.11%    0.55%  to   2.30%  10.39% to  12.31%
December 31, 2013    84   $13.31507 to  $16.49009 $1,188   0.33%    0.55%  to   2.30%  27.73% to  29.95%
December 31, 2012    70   $10.42444 to  $12.68990 $  767   0.08%    0.55%  to   2.30%  10.18% to  12.10%
December 31, 2011    69   $ 9.46136 to  $11.32042 $  691   0.00%    0.55%  to   2.30%   0.82% to   2.56%
December 31, 2010    71   $ 9.38481 to  $11.03756 $  677   0.06%    0.55%  to   2.30%  10.49% to  11.73%

                                             PROFUND VP LARGE-CAP VALUE
                   ----------------------------------------------------------------------------------
December 31, 2014   119   $11.78374 to  $17.21581 $1,542   0.66%    0.55%  to   2.60%   7.67% to   9.87%
December 31, 2013   105   $11.12739 to  $15.66968 $1,312   0.94%    0.55%  to   2.30%  26.97% to  29.18%
December 31, 2012    92   $ 8.76356 to  $12.13040 $  878   0.86%    0.55%  to   2.30%  12.82% to  14.79%
December 31, 2011    97   $ 7.76766 to  $10.56792 $  851   0.69%    0.55%  to   2.30%  -3.49% to  -1.82%
December 31, 2010    89   $ 8.04896 to  $10.76394 $  733   0.89%    0.55%  to   2.30%   7.47% to  11.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   6,072 $13.25293 to  $17.27505 $ 93,046   0.00%    0.55%  to   3.25%    6.68% to    9.66%
December 31, 2013   5,993 $12.19594 to  $15.81555 $ 84,817   0.00%    0.55%  to   3.25%   24.20% to   30.71%
December 31, 2012   5,590 $ 9.54913 to  $12.14782 $ 61,346   0.45%    0.55%  to   3.25%    9.55% to   12.61%
December 31, 2011   3,425 $ 8.50545 to  $10.83000 $ 33,837   0.33%    0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010   2,319 $10.44965 to  $11.61473 $ 24,809   0.02%    0.55%  to   3.25%    4.81% to   12.65%

                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   7,911 $11.27625 to  $18.95352 $136,715   0.00%    0.55%  to   3.25%    5.95% to   13.75%
December 31, 2013   7,114 $13.00723 to  $17.47295 $114,261   0.00%    0.55%  to   3.25%   32.06% to   35.74%
December 31, 2012   6,499 $10.54999 to  $12.92284 $ 78,351   0.00%    0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011   3,024 $ 9.23751 to  $11.32571 $ 32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010   1,478 $10.66273 to  $11.35800 $ 16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%

                                                 AST BOND PORTFOLIO 2020
                   --------------------------------------------------------------------------------------
December 31, 2014   2,159 $11.26177 to  $12.83200 $ 26,327   0.00%    1.15%  to   3.25%    2.71% to    4.94%
December 31, 2013   2,613 $10.48701 to  $12.22814 $ 30,751   0.00%    1.15%  to   3.25%   -9.55% to   -7.59%
December 31, 2012      48 $11.48725 to  $12.95314 $    589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011     314 $11.06416 to  $12.41953 $  3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010   1,771 $ 9.54633 to  $10.66744 $ 17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%

                                   AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   6,505 $10.67630 to  $11.41153 $ 73,050   0.00%    1.90%  to   3.25%   -1.87% to   -0.50%
December 31, 2013   8,655 $10.87944 to  $11.80555 $ 98,018   0.00%    1.15%  to   3.25%   -5.24% to   -3.18%
December 31, 2012  13,596 $11.48120 to  $12.19387 $160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011  15,087 $11.28966 to  $11.73508 $173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010     450 $10.47326 to  $10.59081 $  4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                   AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   8,022 $12.00532 to  $13.35471 $100,683   0.00%    1.15%  to   3.25%    4.18% to    6.44%
December 31, 2013   6,858 $11.52353 to  $12.71942 $ 81,707   0.00%    1.15%  to   3.25%  -10.02% to   -8.07%
December 31, 2012  14,512 $12.80734 to  $13.85470 $191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011  18,356 $12.39610 to  $13.14210 $232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010   2,261 $10.64953 to  $11.06626 $ 24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      30 $14.92875 to  $15.67932 $    454   2.99%    1.40%  to   1.85%   -7.02% to   -6.61%
December 31, 2013      37 $16.05615 to  $16.78881 $    597   2.36%    1.40%  to   1.85%   17.76% to   18.28%
December 31, 2012      44 $13.63464 to  $14.19378 $    603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011      52 $12.21604 to  $12.66075 $    649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010      68 $14.26638 to  $14.72045 $    984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                     WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     334 $ 2.20106 to  $ 3.17517 $ $1,027   0.00%    1.40%  to   1.85%    2.19% to    2.65%
December 31, 2013     473 $ 2.14418 to  $ 3.09314 $  1,417   0.39%    1.40%  to   1.85%   37.67% to   38.29%
December 31, 2012     502 $ 1.55055 to  $ 2.23677 $  1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011     683 $ 1.30203 to  $ 1.87829 $  1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010     961 $ 1.39498 to  $ 2.01236 $  1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $17.41188 to  $17.75964 $    445   0.00%    1.40%  to   1.85%   -3.46% to   -3.03%
December 31, 2013      33 $18.03604 to  $18.31500 $    602   0.00%    1.40%  to   1.85%   47.82% to   48.48%
December 31, 2012      41 $12.20120 to  $12.33511 $    501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011      47 $11.49507 to  $11.56958 $    545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010      66 $12.23884 to  $12.26392 $    804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                    WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014      71 $14.01834 to  $14.29794 $    997   0.62%    1.40%  to   1.85%    2.73% to    3.19%
December 31, 2013      86 $13.64565 to  $13.85629 $  1,185   0.98%    1.40%  to   1.85%   12.94% to   13.44%
December 31, 2012     107 $12.08206 to  $12.21442 $  1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011     131 $10.76329 to  $10.83306 $  1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010     183 $11.79431 to  $11.81846 $  2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                      A79

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    4,101 $11.30860 to  $12.32246 $   48,234   0.00%    1.15%  to   3.25%    6.78% to    9.10%
December 31, 2013    5,950 $10.59034 to  $11.29472 $   64,899   0.00%    1.15%  to   3.25%  -12.68% to  -10.78%
December 31, 2012   10,633 $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051 $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   43,953 $10.54716 to  $13.00950 $  545,769   0.00%    0.55%  to   2.65%    3.75% to    5.92%
December 31, 2013   30,084 $11.59795 to  $12.28290 $  358,117   0.00%    0.55%  to   2.25%   17.54% to   21.72%
December 31, 2012   19,469 $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116 $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014  163,477 $10.68270 to  $11.81961 $1,852,566   0.00%    0.55%  to   3.25%    1.49% to    4.32%
December 31, 2013  159,964 $10.52625 to  $11.33041 $1,757,753   0.00%    0.55%  to   3.25%    7.25% to   10.24%
December 31, 2012  137,665 $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096 $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                      WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014       93 $17.00412 to  $17.25814 $    1,586   0.29%    1.40%  to   1.85%    8.69% to    9.17%
December 31, 2013      107 $15.64456 to  $15.80815 $    1,674   0.45%    1.40%  to   1.85%   28.61% to   29.18%
December 31, 2012      123 $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125 $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014   18,102 $10.09214 to  $11.01361 $  194,171   0.00%    0.55%  to   3.25%    2.62% to    5.48%
December 31, 2013   14,767 $ 9.68326 to  $10.44169 $  151,663   0.00%    0.55%  to   2.85%   -5.10% to   -2.85%
December 31, 2012   12,451 $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096 $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,454 $ 9.74430 to  $10.63422 $   55,955   0.00%    0.55%  to   3.25%    1.73% to    4.57%
December 31, 2013    3,859 $ 9.57823 to  $10.16927 $   38,272   0.00%    0.55%  to   3.25%   -5.99% to   -3.37%
December 31, 2012    3,617 $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428 $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    9,386 $ 9.69880 to  $10.30246 $   94,025   0.00%    1.30%  to   3.25%    8.96% to   11.17%
December 31, 2013   21,962 $ 8.90118 to  $ 9.29219 $  199,986   0.00%    1.15%  to   3.25%  -13.12% to  -11.23%
December 31, 2012    3,101 $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014  237,596 $11.92878 to  $13.75528 $3,173,776   0.00%    0.55%  to   3.25%   -0.18% to    2.61%
December 31, 2013  250,383 $11.73153 to  $13.40539 $3,294,490   0.00%    0.55%  to   3.25%   19.00% to   23.79%
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%    6.32% to    8.30%

                          AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014   39,864 $11.71380 to  $12.86226 $  491,762   0.00%    0.55%  to   3.25%    1.72% to    4.56%
December 31, 2013   31,973 $11.30516 to  $12.30125 $  383,555   0.00%    0.55%  to   3.15%   14.35% to   18.26%
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%    2.19% to    4.02%

                       AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014      263 $ 9.10774 to  $ 9.70400 $    2,477   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      150 $ 9.16475 to  $ 9.52764 $    1,404   0.00%    0.55%  to   1.95%   -9.83% to   -8.03%
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%    3.83% to    4.29%

                               AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2014    2,236 $10.95451 to  $15.01238 $   32,565   0.00%    0.55%  to   2.70%    7.24% to    9.61%
December 31, 2013    1,183 $12.28936 to  $13.69602 $   15,936   0.00%    0.55%  to   2.70%   25.05% to   33.76%
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%    1.60% to    2.39%

                                    AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 2, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2014    5,710 $ 9.55706 to  $ 9.97651 $   55,945   0.00%    1.15%  to   3.25%   10.87% to   13.27%
December 31, 2013    7,249 $ 8.62024 to  $ 8.80746 $   63,244   0.00%    1.15%  to   3.25%  -13.80% to  -11.93%

                                      A80

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ----------------
                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      209 $ 9.56412 to  $ 9.85401 $    2,023   0.00%    0.55%  to   1.95%  -5.02% to  -2.14%
December 31, 2013      117 $10.06910 to  $10.19183 $    1,184   0.00%    0.55%  to   1.95%   0.71% to   1.92%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014    4,132 $11.05572 to  $13.30316 $   53,805   0.00%    0.55%  to   2.85%   9.84% to  12.98%
December 31, 2013    1,526 $11.56161 to  $11.77434 $   17,800   0.00%    0.55%  to   2.65%  15.64% to  17.75%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      175 $ 9.15902 to  $ 9.85996 $    1,639   0.00%    0.55%  to   1.95%  -4.37% to  -2.01%
December 31, 2013       48 $ 9.58150 to  $ 9.69426 $      467   0.00%    0.55%  to   1.90%  -4.17% to  -3.05%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  233,397 $10.37423 to  $10.53178 $2,421,326   0.00%    1.10%  to   1.90%   9.06% to   9.95%
December 31, 2013   73,129 $ 9.51265 to  $ 9.57903 $  695,654   0.00%    1.10%  to   1.90%  -4.86% to  -4.20%

                              AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,481 $10.47787 to  $10.89838 $  187,270   0.00%    0.55%  to   3.15%   0.32% to   3.01%
December 31, 2013    8,247 $10.39072 to  $10.58015 $   86,639   0.00%    0.55%  to   3.15%   3.93% to   5.81%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   65,537 $10.61344 to  $11.11626 $  716,686   0.00%    0.55%  to   3.25%  -0.77% to   1.99%
December 31, 2013   32,310 $10.72647 to  $10.89883 $  349,718   0.00%    0.55%  to   2.85%   7.29% to   8.99%

                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014   17,739 $ 9.84515 to  $10.20498 $  177,916   0.00%    0.55%  to   3.25%   1.69% to   4.53%
December 31, 2013    8,260 $ 9.58831 to  $ 9.76317 $   80,066   0.00%    0.55%  to   3.15%  -4.09% to  -2.36%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      199 $11.15982 to  $13.19717 $    2,527   0.00%    0.55%  to   2.00%  10.95% to  12.55%
December 31, 2013       66 $11.61220 to  $11.72588 $      766   0.00%    0.55%  to   2.00%  16.14% to  17.26%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014      197 $11.16782 to  $13.48446 $    2,453   0.00%    0.55%  to   2.05%  11.23% to  14.61%
December 31, 2013       12 $11.64780 to  $11.76574 $      136   0.00%    0.55%  to   2.05%  16.50% to  17.66%

                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    2,681 $11.13605 to  $11.37768 $   30,230   0.00%    1.15%  to   3.25%  11.36% to  13.78%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014   27,151 $10.48352 to  $10.61730 $  285,797   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      366 $10.23141 to  $10.25115 $    3,753   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      784 $10.34076 to  $10.36085 $    8,118   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      484 $10.52974 to  $10.55012 $    5,103   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      756 $ 9.95303 to  $ 9.97233 $    7,530   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      180 $ 9.68459 to  $ 9.69330 $    1,746   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      251 $10.28185 to  $10.29105 $    2,586   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      434 $10.01270 to  $10.03217 $    4,356   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                                      A81

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                        AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    33   $ 9.70452 to  $ 9.71324 $  318   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                       AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014    90   $10.40129 to  $10.41061 $  934   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                       AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   128   $ 9.72436 to  $ 9.73320 $1,248   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                       AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ----------------------------------------------------------------------------------
December 31, 2014   448   $ 9.93851 to  $ 9.95398 $4,452   0.00%    0.55%  to   1.95%  -0.60% to  -0.46%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of

                                      A82
        issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of Mortality Risk and Expense Risk charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%
        Premier Investment Variable Annuity Series C - 0.68%
        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%
        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Discovery Preferred Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
             Premier Retirement L - No Optional Benefits
             Prudential Defined Income - With Defined Income Benefit

                                      A84

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
             Premier Retirement C Share - No Optional Benefits
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV

                                      A85

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5%
                Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
               Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A86

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

                                      A87

        Annuity payments--represent periodic payments distributed under the terms of the Contracts.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A88

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2015

                                      A89

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                        Page
                                                                                                       Numbers
                                                                                                       -------
Management's Annual Report on Internal Control Over Financial Reporting                                  B-2

Consolidated Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Consolidated Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Consolidated Financial Statements:

  1   Business and Basis of Presentation                                                                 B-8

  2   Significant Accounting Policies and Pronouncements                                                 B-8

  3   Investments                                                                                       B-18

  4   Deferred Policy Acquisition Costs                                                                 B-27

  5   Policyholders' Liabilities                                                                        B-28

  6   Certain Nontraditional Long-duration Contracts                                                    B-29

  7   Statutory Net Income and Surplus and Dividend Restriction                                         B-32

  8   Income Taxes                                                                                      B-32

  9   Fair Value of Assets and Liabilities                                                              B-34

  10  Derivative Instruments                                                                            B-48

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters                         B-53

  12  Related Party Transactions                                                                        B-54

  13  Quarterly Results of Operations (Unaudited)                                                       B-60

Report of Independent Registered Public Accounting Firm                                                 B-61

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework
(2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I--Financial Information

Item 1. Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                  December 31,    December 31,
                                                      2014            2013
                                                 --------------- ---------------
ASSETS
Fixed maturities, available-for-sale, at fair
 value (amortized cost: 2014 - $5,866,873; 2013
 - $5,538,933)                                   $     6,194,564 $     5,651,401
Equity securities, available-for-sale, at fair
 value (cost: 2014 - $28,881; 2013 - $567)                29,500             771
Trading account assets, at fair value                     49,661          18,892
Policy loans                                           1,123,912       1,086,772
Short-term investments                                   121,272          16,002
Commercial mortgage and other loans                    1,681,553       1,532,165
Other long-term investments                              298,143         226,704
                                                 --------------- ---------------
   Total investments                                   9,498,605       8,532,707
Cash and cash equivalents                                214,952         307,243
Deferred policy acquisition costs                      5,066,855       5,034,299
Accrued investment income                                 90,506          89,465
Reinsurance recoverables                              20,594,371      13,614,964
Receivables from parents and affiliates                  261,915         273,678
Deferred sales inducements                               836,791         989,889
Other assets                                              83,417          88,878
Separate account assets                              109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL ASSETS                                  $   145,841,604 $   129,333,472
                                                 =============== ===============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                  $    15,250,055 $    14,303,330
Future policy benefits and other policyholder
 liabilities                                          13,915,330       6,916,669
Cash collateral for loaned securities                     65,418          84,867
Income taxes                                             256,168         186,015
Short-term debt to affiliates                            423,000         274,900
Long-term debt to affiliates                           1,288,000       1,592,000
Payables to parent and affiliates                         66,581         202,381
Other liabilities                                        828,875         964,740
Separate account liabilities                         109,194,192     100,402,349
                                                 --------------- ---------------
   TOTAL LIABILITIES                                 141,287,619     124,927,251
                                                 --------------- ---------------

COMMITMENTS AND CONTINGENT LIABILITIES (See
 Note 11)

EQUITY
Common stock ($10 par value; 1,000,000 shares
 authorized; 250,000 shares issued and
 outstanding)                                              2,500           2,500
Additional paid-in capital                               792,153         804,237
Retained earnings                                      3,580,641       3,542,838
Accumulated other comprehensive income                   178,691          56,646
                                                 --------------- ---------------
   TOTAL EQUITY                                        4,553,985       4,406,221
                                                 --------------- ---------------
TOTAL LIABILITIES AND EQUITY                     $   145,841,604 $   129,333,472
                                                 =============== ===============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                          ---------------- ---------------- ----------------
                                                                                2014             2013             2012
                                                                          ---------------- ---------------- ----------------
REVENUES
Premiums                                                                  $         66,206 $         56,851 $         68,136
Policy charges and fee income                                                    2,074,852        1,880,925        1,534,763
Net investment income                                                              404,018          419,011          417,510
Asset administration fees                                                          377,127          332,288          286,302
Other income                                                                        57,827           20,149           74,013
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                      (483)         (12,268)         (34,926)
  Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                           356            7,827           28,692
  Other realized investment gains (losses), net                                    114,194          (9,009)        (150,213)
                                                                          ---------------- ---------------- ----------------
       Total realized investment gains (losses), net                               114,067         (13,450)        (156,447)
                                                                          ---------------- ---------------- ----------------
 TOTAL REVENUES                                                                  3,094,097        2,695,774        2,224,277
                                                                          ---------------- ---------------- ----------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                            343,714          178,924          353,494
Interest credited to policyholders' account balances                               368,315           45,737          165,992
Amortization of deferred policy acquisition costs                                  436,169        (524,311)         (38,969)
General, administrative and other expenses                                       1,019,723          890,794          878,383
                                                                          ---------------- ---------------- ----------------
 TOTAL BENEFITS AND EXPENSES                                                     2,167,921          591,144        1,358,900
                                                                          ---------------- ---------------- ----------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                         926,176        2,104,630          865,377
                                                                          ---------------- ---------------- ----------------

 Total income tax expense                                                          140,373          566,420          181,040
                                                                          ---------------- ---------------- ----------------
NET INCOME                                                                $        785,803 $      1,538,210 $        684,337
                                                                          ---------------- ---------------- ----------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                           (723)              224              192
  Unrealized investment gains (losses) for the period                              207,134        (290,636)          105,543
  Reclassification adjustment for (gains) losses included in net income           (18,649)         (33,920)         (22,644)
                                                                          ---------------- ---------------- ----------------
  Net unrealized investment gains (losses)                                         188,485        (324,556)           82,899
                                                                          ---------------- ---------------- ----------------
Other comprehensive income (loss), before tax                                      187,762        (324,332)           83,091
                                                                          ---------------- ---------------- ----------------
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                         (253)               78               67
    Net unrealized investment gains (losses)                                        65,970        (113,595)           29,191
                                                                          ---------------- ---------------- ----------------
     Total                                                                          65,717        (113,517)           29,258
Other comprehensive income (loss), net of tax                                      122,045        (210,815)           53,833
                                                                          ---------------- ---------------- ----------------
COMPREHENSIVE INCOME                                                      $        907,848 $      1,327,395 $        738,170
                                                                          ================ ================ ================

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                 Accumulated
                                                                                                    Other
                                                                    Additional                   Comprehensive
                                                         Common      Paid-in      Retained          Income
                                                         Stock       Capital       Earnings         (Loss)        Total Equity
                                                        --------   -----------   ------------   --------------   -------------

Balance, December 31, 2011                              $  2,500   $  836,021    $  1,743,291   $     213,628    $  2,795,440
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (17,718)               -               -        (17,718)
Comprehensive income:
  Net income                                                   -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax                -            -               -          53,833          53,833
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         738,170
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2012                              $  2,500   $  818,303    $  2,427,628   $     267,461    $  3,515,892
Dividend to Parent                                             -            -       (423,000)               -       (423,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (14,066)               -               -        (14,066)
Comprehensive income:
  Net income                                                   -            -       1,538,210               -       1,538,210
  Other comprehensive income (loss), net of tax                -            -               -       (210,815)       (210,815)
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -       1,327,395
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2013                              $  2,500   $  804,237    $  3,542,838   $      56,646    $  4,406,221
Dividend to Parent                                             -            -       (748,000)               -       (748,000)
Contributed (distributed) capital-parent/child asset
 transfers                                                     -     (12,084)               -               -        (12,084)
Comprehensive income:
  Net income                                                   -            -         785,803               -         785,803
  Other comprehensive income (loss), net of tax                -            -               -         122,045         122,045
                                                                                                                 ------------
Total comprehensive income                                     -            -               -               -         907,848
                                                        --------   ----------    ------------   -------------    ------------

Balance, December 31, 2014                              $  2,500   $  792,153    $  3,580,641   $     178,691    $  4,553,985
                                                        ========   ==========    ============   =============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                         2014           2013           2012
                                    -------------- -------------- --------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income                           $     785,803  $   1,538,210  $     684,337
Adjustments to reconcile net
 income to net cash provided by
 operating activities:
 Policy charges and fee income            (76,188)      (113,831)      (163,640)
 Interest credited to
   policyholders' account balances         368,315         45,737        165,992
 Realized investment (gains)
   losses, net                           (114,067)         13,450        156,447
 Amortization and other non-cash
   items                                  (62,555)       (43,677)       (56,322)
 Change in:
   Future policy benefits and
     other insurance liabilities         1,402,458      1,185,681      1,337,078
   Reinsurance recoverables            (1,306,132)    (1,168,256)    (1,117,361)
   Accrued investment income               (2,174)        (4,286)        (6,372)
   Net payable to/receivable from
     affiliates                             17,869       (65,380)          6,426
   Deferred policy acquisition
     costs                               (190,550)    (1,346,386)    (1,210,728)
   Income taxes                             69,204        341,965         81,763
   Deferred sales inducements              (9,112)       (20,871)      (199,005)
   Other, net                              194,821       (44,750)          7,961
                                    -------------- -------------- --------------
Cash flows from (used in)
 operating activities                $   1,077,692  $     317,606  $   (313,424)
                                    -------------- -------------- --------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
Proceeds from the
 sale/maturity/prepayment of:
 Fixed maturities,
   available-for-sale                $     907,665  $   1,570,701  $   1,019,890
 Short-term investments                    409,804        662,351      1,424,173
 Policy loans                              121,644        130,655        131,511
 Ceded policy loans                        (9,753)        (9,156)        (7,951)
 Commercial mortgage and other
   loans                                   113,073        207,340        149,621
 Other long-term investments                 5,389         12,933         11,557
 Equity securities,
   available-for-sale                       17,854         13,596          9,862
 Trading account assets, at fair
   value                                     1,375          7,524         14,325
Payments for the
 purchase/origination of:
 Fixed maturities,
   available-for-sale                  (1,340,010)    (1,934,430)    (1,646,619)
 Short-term investments                  (514,524)      (566,100)    (1,253,361)
 Policy loans                            (114,037)      (101,357)      (129,521)
 Ceded policy loans                         10,960          9,687         16,320
 Commercial mortgage and other
   loans                                 (320,155)      (367,857)      (239,086)
 Other long-term investments              (57,420)       (84,859)       (75,664)
 Equity securities,
   available-for-sale                     (45,101)       (10,574)        (5,024)
 Trading account assets, at fair
   value                                  (32,060)        (9,478)              -
Notes receivable from parent and
 affiliates, net                           (7,831)          4,641          5,714
Other, net                                   (417)            160        (1,885)
                                    -------------- -------------- --------------
Cash flows used in investing
 activities                          $   (853,544)  $   (464,223)  $   (576,138)
                                    -------------- -------------- --------------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Policyholders' account deposits     $   2,966,388  $   3,091,818  $   4,154,752
 Ceded policyholders' account
   deposits                              (672,242)      (413,181)      (312,528)

 Policyholders' account withdrawals    (1,730,977)    (2,399,425)    (3,178,207)
 Ceded policyholders' account
   withdrawals                              46,690         47,114         31,419
 Net change in securities sold
   under agreement to repurchase
   and cash collateral for loaned
   securities                             (19,449)         36,799      (146,074)
 Dividend to parent                      (748,000)      (423,000)              -
 Contributed (Distributed) capital
   - parent/child asset transfers         (17,306)        (3,374)       (20,900)
 Net change in financing
   arrangements (maturities 90
   days or less)                           (2,900)          2,900       (15,000)
 Proceeds from the issuance of
   debt (maturities longer than 90
   days)                                   418,000        532,000      1,057,000
 Repayments of debt (maturities
   longer than 90 days)                  (571,000)      (451,000)      (560,000)
 Drafts outstanding                         14,357         21,100          3,786
                                    -------------- -------------- --------------
Cash flows from (used in)
 financing activities                $   (316,439)  $      41,751  $   1,014,248
                                    -------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS   $  (92,291)  $ (104,866)  $   124,686
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR               307,243      412,109      287,423
                                                      ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $   214,952  $   307,243  $   412,109
                                                      ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                    $   129,430  $   250,087  $   134,603
  Interest paid                                        $    62,664  $    40,209  $    43,717

                See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available for sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the "Company" and Prudential Universal Reinsurance Company ("PURC"), an affiliate, in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available for sale, related to the tax settlements with Prudential Financial Inc. ("PFI"), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company ("UPARC"), an affiliate, and the Company and PURC in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company, and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate, in the first quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company, and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available for sale, related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life ("GUL") business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.

Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital--parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company's wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
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1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company", is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The Company has two subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and one subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. ("The Hartford") through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased the Company's scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL"), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of

                         Pruco Life Insurance Company

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fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a

                         Pruco Life Insurance Company

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quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

                         Pruco Life Insurance Company

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Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

                         Pruco Life Insurance Company

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Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company's experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity

                         Pruco Life Insurance Company

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considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that generally vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

                         Pruco Life Insurance Company

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The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." The Company amended or entered into multiple reinsurance transactions (See Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

                         Pruco Life Insurance Company

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Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

                         Pruco Life Insurance Company

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In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

                         Pruco Life Insurance Company

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3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                            December 31, 2014
                                             --------------------------------------------------------------------------------
                                                                                                                 Other-than-
                                                                  Gross           Gross                           temporary
                                                Amortized       Unrealized      Unrealized         Fair          Impairments
                                                  Cost            Gains           Losses           Value         in AOCI (3)
                                             ---------------   -------------   ------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        83,372   $       8,711   $          1   $        92,082   $           -
Obligations of U.S. states and their
 political subdivisions                              310,518          15,323            187           325,654               -
Foreign government bonds                              35,228           3,284             14            38,498               -
Public utilities                                     683,652          62,060          3,288           742,424               -
Redeemable preferred stock                             3,185             763            137             3,811               -
All other corporate securities                     3,743,804         227,939         20,820         3,950,923           (247)
Asset-backed securities (1)                          395,180           8,281          1,210           402,251         (3,531)
Commercial mortgage-backed securities                482,769          17,978          1,868           498,879               -
Residential mortgage-backed securities
 (2)                                                 129,165          10,902             25           140,042           (836)
                                             ---------------   -------------   ------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,866,873   $     355,241   $     27,550   $     6,194,564   $     (4,614)
                                             ===============   =============   ============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $            66   $          23   $          -   $            89
   Industrial, miscellaneous & other                       5             173              -               178
   Mutual funds                                       28,470             468            295            28,643
Non-redeemable preferred stocks                          340             250              -               590
                                             ---------------   -------------   ------------   ---------------
     Total equity securities,
       available-for-sale                    $        28,881   $         914   $        295   $        29,500
                                             ===============   =============   ============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                           December 31, 2013(4)
                                             ---------------------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                  Gross           Gross                            temporary
                                                Amortized       Unrealized      Unrealized          Fair          Impairments
                                                  Cost            Gains           Losses            Value         in AOCI (3)
                                             ---------------   -------------   -------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        89,497   $       5,910   $       1,882   $        93,525   $           -
Obligations of U.S. states and their
 political subdivisions                               83,807           1,518           6,374            78,951               -
Foreign government bonds                              20,357           3,640               -            23,997               -
Public utilities                                     672,260          27,811          25,574           674,497               -
Redeemable preferred stock                               681             126               -               807               -
All other corporate securities                     3,785,906         173,209          93,050         3,866,065           (252)
Asset-backed securities (1)                          216,081           8,687           2,677           222,091         (7,783)
Commercial mortgage-backed securities                510,255          20,316           8,563           522,008               -
Residential mortgage-backed securities
 (2)                                                 160,089          10,870           1,499           169,460           (973)
                                             ---------------   -------------   -------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,538,933   $     252,087   $     139,619   $     5,651,401   $     (9,008)
                                             ===============   =============   =============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $           131   $          29   $           -   $           160
   Industrial, miscellaneous & other                       4              12               -                16
   Mutual funds                                           91               3               3                91
Non-redeemable preferred stocks                          341             163               -               504
                                             ---------------   -------------   -------------   ---------------
     Total equity securities,
       available-for-sale                    $           567   $         207   $           3   $           771
                                             ===============   =============   =============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

                         Pruco Life Insurance Company

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(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                                     Available-for-Sale
                                               -------------------------------
                                               Amortized Cost    Fair Value
                                               --------------- ---------------
                                                       (in thousands)
 Due in one year or less                       $       154,305 $       156,481
 Due after one year through five years               1,122,791       1,196,417
 Due after five years through ten years              1,374,498       1,428,687
 Due after ten years                                 2,208,165       2,371,807
 Asset-backed securities                               395,180         402,251
 Commercial mortgage-backed securities                 482,769         498,879
 Residential mortgage-backed securities                129,165         140,042
                                               --------------- ---------------
  Total                                        $     5,866,873 $     6,194,564
                                               =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                         2014           2013           2012
                                    -------------  -------------- -------------
                                                   (in thousands)
Fixed maturities,
 available-for-sale
 Proceeds from sales                $     245,618  $     816,125  $     116,493
 Proceeds from
   maturities/repayments                  656,249        760,433        903,272
 Gross investment gains from
   sales, prepayments and
   maturities                              20,394         60,261         31,720
 Gross investment losses from
   sales and maturities                    (2,704)       (22,380)        (1,171)

Equity securities,
 available-for-sale
 Proceeds from sales                $      17,873  $      13,603  $       9,862
 Proceeds from
   maturities/repayments                        -              3              -
 Gross investment gains from sales          1,085          1,337          1,027
 Gross investment losses from sales             -           (791)          (529)

Fixed maturity and equity security
 impairments
 Net writedowns for
   other-than-temporary impairment
   losses on fixed maturities
   recognized in earnings (1)       $        (127) $      (4,441) $      (6,236)
 Writedowns for impairments on
   equity securities                            -            (67)        (2,168)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive Income (Loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        2014           2013
                                                    ---------------------------
                                                          (in thousands)
 Balance, beginning of period                           $ 14,660    $    27,702
 Credit loss impairments previously recognized on
  securities which matured, paid down, prepaid or
  were sold during the period                            (6,533)       (14,330)
 Credit loss impairment recognized in the current
  period on securities not previously impaired                 -             31
 Additional credit loss impairments recognized in
  the current period on securities previously
  impaired                                                     -            798
 Increases due to the passage of time on
  previously recorded credit losses                        1,098            915
 Accretion of credit loss impairments previously
  recognized due to an increase in cash flows
  expected to be collected                                 (496)          (456)
                                                    ------------   ------------
 Balance, end of period                                 $  8,729    $    14,660
                                                    ============   ============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                   December 31, 2014           December 31, 2013
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $      43,490 $      44,121 $      14,118 $      16,162
Equity securities                     3,447         5,540         1,388         2,730
                              ------------- ------------- ------------- -------------
Total trading account assets  $      46,937 $      49,661 $      15,506 $      18,892
                              ============= ============= ============= =============

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.7) million, $2.7 million, and $(0.5) million during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                           December 31, 2014                 December 31, 2013
                                                   --------------------------------- --------------------------------
                                                        Amount           % of             Amount                % of
                                                    (in thousands)       Total        (in thousands)            Total
                                                   ----------------   -----------    ----------------        -----------
Commercial and agricultural mortgage loans by
 property type:
Retail                                             $        439,679          26.2%   $        467,059               30.5%
Apartments/Multi-Family                                     401,568          23.9             298,365               19.5
Industrial                                                  286,104          17.1             272,239               17.7
Office                                                      244,072          14.6             195,499               12.8
Other                                                        99,083           5.9             102,294                6.6
Hospitality                                                  92,126           5.5              90,085                5.9
                                                   ----------------   -----------    ----------------        -----------
Total commercial mortgage loans                           1,562,632          93.2           1,425,541               93.0
Agricultural property loans                                 114,665           6.8             107,118                7.0
                                                   ----------------   -----------    ----------------        -----------
Total commercial and agricultural mortgage loans
 by property type                                         1,677,297         100.0%          1,532,659              100.0%
                                                                      ===========                            ===========
Valuation allowance                                         (4,154)                           (8,904)
                                                   ----------------                  ----------------
Total net commercial and agricultural mortgage
 loans by property type                                   1,673,143                         1,523,755
                                                   ----------------                  ----------------
Other Loans
Uncollateralized loans                                        8,410                             8,410
Valuation allowance                                               -                                 -
                                                   ----------------                  ----------------
Total net other loans                                         8,410                             8,410
                                                   ----------------                  ----------------
Total commercial mortgage and other loans          $      1,681,553                  $      1,532,165
                                                   ================                  ================

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (21%), Texas (12%), and New Jersey (10%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014      December 31, 2013     December 31, 2012
                                                 ------------------     -----------------     -----------------
                                                                         (in thousands)
Allowance for credit losses, beginning of year   $            8,904     $          6,028      $         12,813
Addition to / (release of) allowance for losses             (1,832)                2,876               (1,551)
Charge-offs, net of recoveries                              (2,918)                    -               (5,234)
                                                 ------------------     -----------------     -----------------
Total ending balance (1)                         $            4,154     $          8,904      $          6,028
                                                 ==================     =================     =================

(1)Agricultural loans represent $0.1 million, $0.3 million, and $0.4 million of the ending allowance at December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                               December 31, 2014     December 31, 2013
                                                              -----------------------------------------
                                                                           (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $               940   $             3,084
Collectively evaluated for impairment (2)                                   3,214                 5,820
                                                              -------------------   -------------------
Total ending balance                                          $             4,154   $             8,904
                                                              ===================   ===================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $            15,875   $             6,392
Gross of reserves: collectively evaluated for impairment (2)            1,669,832             1,534,677
                                                              -------------------   -------------------
Total ending balance, gross of reserves                       $         1,685,707   $         1,541,069
                                                              ===================   ===================

(1)There were no agricultural or uncollateralized loans individually evaluated for impairments at both December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $115 million and $107 million at December 31, 2014 and 2013, respectively, and a related allowance of $0.1 million and $0.3 million at December 31, 2014 and 2013, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million primarily related to office property types. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2013, had a recorded investment and unpaid principal balance of $6.4 million and related allowance of $3.1 million primarily related to other property types. At both December 31, 2014 and 2013, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million as of December 31, 2014. There was no material net investment income recognized on these loans as of December 31, 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2014
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        997,610  $      24,491 $       9,393  $      1,031,494
60%-69.99%                                                 372,958         15,741        13,981           402,680
70%-79.99%                                                 177,956         31,463         3,493           212,912
Greater than 80%                                             2,991         22,068         5,152            30,211
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,551,515  $      93,763 $      32,019  $      1,677,297
                                                  ================  ============= =============  ================

The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                          Debt Service Coverage Ratio - December 31, 2013
                                                  ---------------------------------------------------------------
                                                  Greater than 1.2X 1.0X to <1.2X Less than 1.0X      Total
                                                  ----------------- ------------- -------------- ----------------
Loan-to-Value Ratio                                                       (in thousands)
0%-59.99%                                         $        894,897  $      11,196 $       9,323  $        915,416
60%-69.99%                                                 314,325         28,420         4,327           347,072
70%-79.99%                                                 183,853          9,295        25,626           218,774
Greater than 80%                                            24,000          5,310        22,087            51,397
                                                  ----------------  ------------- -------------  ----------------
Total commercial and agricultural mortgage loans  $      1,417,075  $      54,221 $      61,363  $      1,532,659
                                                  ================  ============= =============  ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

As of December 31, 2014 and 2013, $1.7 billion and $1.5 billion, respectively, of commercial mortgage and other loans were in current status. As of December 31, 2014, no commercial mortgage and other loans were classified as past due. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were classified as past due, primarily related to other property types. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

As of December 31, 2014, $15.9 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages. For the year ended December 31, 2014 and 2013, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. For the years ended December 31, 2014 and 2013, there were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                2014           2013
                                           -------------- --------------
                                                  (in thousands)
Company's investment in Separate accounts  $       25,761 $       29,739
Joint ventures and limited partnerships           244,330        196,538
Derivatives                                        28,052            427
                                           -------------- --------------
Total other long-term investments          $      298,143 $      226,704
                                           ============== ==============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014          2013          2012
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     262,532 $     278,747 $     270,790
Equity securities, available-for-sale                    2             1            52
Trading account assets                               1,018           657           981
Commercial mortgage and other loans                 81,848        84,006        84,232
Policy loans                                        60,847        59,287        58,007
Short-term investments and cash equivalents            528           654         1,003
Other long-term investments                         16,962        15,023        21,224
                                             ------------- ------------- -------------
Gross investment income                            423,737       438,375       436,289
Less: investment expenses                         (19,719)      (19,364)      (18,779)
                                             ------------- ------------- -------------
  Net investment income                      $     404,018 $     419,011 $     417,510
                                             ============= ============= =============

Carrying value for non-income producing assets included $9 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2014          2013           2012
                                            ------------------------------------------
                                                          (in thousands)
Fixed maturities                            $      17,563 $      33,440 $       24,314
Equity securities                                   1,085           480        (1,670)
Commercial mortgage and other loans                 4,644         5,494          7,307
Joint ventures and limited partnerships               210          (83)              -
Derivatives                                        90,556      (52,799)      (186,425)
Other                                                   9            18             27
                                            ------------- ------------- --------------
  Realized investment gains (losses), net   $     114,067 $    (13,450) $    (156,447)
                                            ============= ============= ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                 Total Accumulated
                                                               Foreign Currency  Net Unrealized        Other
                                                                 Translation    Investment Gains   Comprehensive
                                                                  Adjustment      (Losses) (1)     Income (Loss)
                                                               ---------------- ---------------- -----------------
                                                                                 (in thousands)
Balance, December 31, 2011                                      $          133   $     213,495     $     213,628
Change in component during period (2)                                      124          53,709            53,833
                                                                --------------   -------------     -------------
Balance, December 31, 2012                                      $          257   $     267,204     $     267,461
Change in component during period (2)                                      146       (210,961)         (210,815)
                                                                --------------   -------------     -------------
Balance, December 31, 2013                                      $          403   $      56,243     $      56,646
Change in other comprehensive income before reclassifications            (723)         207,134           206,411
Amounts reclassified from AOCI                                               -        (18,649)          (18,649)
Income tax benefit (expense)                                               253        (65,970)          (65,717)
                                                                --------------   -------------     -------------
Balance, December 31, 2014                                      $         (67)   $     178,758     $     178,691
                                                                ==============   =============     =============

(1)Includes cash flow hedges of $12 million, $(5) million, and $0 as of December 31, 2014, 2013, and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                  Year Ended        Year Ended        Year Ended
                                                               December 31, 2014 December 31, 2013 December 31, 2012
                                                               ----------------- ----------------- -----------------
                                                                                  (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges--Currency/Interest rate (3)                    $      6,594      $        329      $      1,754
                                                                 ------------      ------------      ------------
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                                   12,055            33,591            20,890
                                                                 ------------      ------------      ------------
   Total net unrealized investment gains (losses)                      18,649            33,920            22,644
                                                                 ------------      ------------      ------------
    Total reclassifications for the period                       $     18,649      $     33,920      $     22,644
                                                                 ============      ============      ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company's Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                              Accumulated
                                                                                                                 Other
                                                                                                             Comprehensive
                                                             Deferred      Future Policy                     Income (Loss)
                                                              Policy        Benefits and      Deferred       Related To Net
                                           Net Unrealized   Acquisition    Policyholders'    Income Tax        Unrealized
                                           Gains (Losses)    Costs and        Account        (Liability)       Investment
                                           on Investments   Other Costs     Balances(1)        Benefit       Gains (Losses)
                                           --------------   ------------   --------------   --------------   --------------
                                                                            (in thousands)
Balance, December 31, 2011                 $    (18,648)    $     10,187    $    (2,936)    $        3,958    $    (7,439)
Net investment gains (losses) on
 investments arising during the period            11,444               -               -           (4,005)           7,439
Reclassification adjustment for (gains)
 losses included in net income                     6,755               -               -           (2,364)           4,391
Reclassification adjustment for OTTI
 losses excluded from net income(1)                (169)               -               -                59           (110)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (9,892)               -             3,462         (6,430)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           3,499           (1,225)           2,274
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2012                 $       (618)    $        295    $        563    $        (115)    $        125
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period             1,053               -               -             (369)             684
Reclassification adjustment for (gains)
 losses included in net income                     4,114               -               -           (1,440)           2,674
Reclassification adjustment for OTTI
 losses excluded from net income(1)                 (51)               -               -                18            (33)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -         (3,619)               -             1,266         (2,353)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           1,256             (439)             817
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2013                 $       4,498    $    (3,324)    $      1,819    $      (1,079)    $      1,914
                                           --------------   ------------   --------------   --------------   --------------
Net investment gains (losses) on
 investments arising during the period               996               -               -             (348)             648
Reclassification adjustment for (gains)
 losses included in net income                     (161)               -               -                56           (105)
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    -               -               -                 -               -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs and other costs                     -             786               -             (275)             511
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -               -           (591)               206           (385)
                                           --------------   ------------   --------------   --------------   --------------
Balance, December 31, 2014                 $       5,333    $    (2,538)    $      1,228    $      (1,440)    $      2,583
                                           ==============   ============   ==============   ==============   ==============

(1)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                             Accumulated
                                                                                                                Other
                                                                                                            Comprehensive
                                                       Deferred        Future Policy                        Income (Loss)
                                  Net Unrealized        Policy          Benefits and        Deferred        Related To Net
                                  Gains (Losses)      Acquisition      Policyholders'      Income Tax         Unrealized
                                        on             Costs and          Account          (Liability)        Investment
                                  Investments(1)      Other Costs       Balances(2)          Benefit        Gains (Losses)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
                                                                       (in thousands)
Balance, December 31, 2011       $        443,637   $      (179,520)   $        75,345   $     (118,533)   $        220,929
Net investment gains (losses)
 on investments arising
 during the period                         90,693                  -                 -          (31,738)             58,955
Reclassification adjustment
 for (gains) losses included
 in net income                           (29,399)                  -                 -            10,290           (19,109)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                           169                  -                 -              (59)                110
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (40,688)                 -            14,065           (26,623)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            50,488          (17,671)             32,817
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2012       $        505,100   $      (220,208)   $       125,833   $     (143,646)   $        267,079
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                      (343,964)                  -                 -           120,388          (223,576)
Reclassification adjustment
 for (gains) losses included
 in net income                           (38,034)                  -                 -            13,312           (24,722)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            51                  -                 -              (18)                 33
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -            177,178                 -          (62,012)            115,166
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -         (122,540)            42,889           (79,651)
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2013       $        123,153   $       (43,030)   $         3,293   $      (29,087)   $         54,329
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Net investment gains (losses)
 on investments arising
 during the period                        239,912                  -                 -          (83,969)            155,943
Reclassification adjustment
 for (gains) losses included
 in net income                           (18,488)                  -                 -             6,471           (12,017)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                             -                  -                 -                 -                  -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                          -           (69,799)                 -            24,430           (45,369)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                       -                  -            35,829          (12,540)             23,289
                                 ----------------   ----------------   ---------------   ---------------   ----------------
Balance, December 31, 2014       $        344,577   $      (112,829)   $        39,122   $      (94,695)   $        176,175
                                 ================   ================   ===============   ===============   ================

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013           2012
                                                                     -------------- -------------- --------------

                                                                                    (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $        5,333 $        4,498 $        (618)
Fixed maturity securities, available-for-sale--all other                    322,358        107,970        474,128
Equity securities, available-for-sale                                           619            204          1,208
Derivatives designated as cash flow hedges(1)                                11,585        (4,701)            147
Other investments                                                            10,015         19,680         29,617
                                                                     -------------- -------------- --------------
Net unrealized gains (losses) on investments                         $      349,910 $      127,651 $      504,482
                                                                     ============== ============== ==============

(1)See Note 10 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                                       2014
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                   Unrealized              Unrealized               Unrealized
                                                      Fair Value    Losses     Fair Value   Losses     Fair Value    Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $         994 $        1  $        -  $        -  $        994 $        1
Obligations of U.S. states and their political
 subdivisions                                               9,852        125       2,886          62        12,738        187
Foreign government bonds                                    2,246         14                       -         2,246         14
Public utilities                                           30,974      1,618      45,756       1,670        76,730      3,288
All other corporate securities                            356,348     13,194     260,985       7,763       617,333     20,957
Asset-backed securities                                   209,774        737      54,711         473       264,485      1,210
Commercial mortgage-backed securities                      15,824        155      87,606       1,713       103,430      1,868
Residential mortgage-backed securities                        776         11       3,878          14         4,654         25
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $     626,788 $   15,855  $  455,822  $   11,695  $  1,082,610 $   27,550
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $      14,706 $      295  $        -  $        -  $     14,706 $      295
                                                    ============= ==========  ==========  ==========  ============ ==========

                                                                                     2013(1)
                                                    --------------------------------------------------------------------------
                                                     Less than twelve months   Twelve months or more           Total
                                                    ------------------------- ----------------------- ------------------------
                                                                     Gross                   Gross                    Gross
                                                                  Unrealized              Unrealized               Unrealized
                                                     Fair Value     Losses    Fair Value    Losses    Fair Value     Losses
                                                    ------------- ----------- ----------- ----------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $      24,123 $    1,882  $        -  $        -  $     24,123 $    1,882
Obligations of U.S. states and their political
 subdivisions                                              51,216      5,904       2,496         470        53,712      6,374
Foreign government bonds                                        -          -           -           -             -          -
Public utilities                                          319,224     23,475      11,917       2,099       331,141     25,574
All other corporate securities                          1,277,244     78,305      85,814      14,745     1,363,058     93,050
Asset-backed securities                                    93,021      1,418      11,782       1,259       104,803      2,677
Commercial mortgage-backed securities                     116,371      6,706      19,605       1,857       135,976      8,563
Residential mortgage-backed securities                     42,121      1,472       3,225          27        45,346      1,499
                                                    ------------- ----------  ----------  ----------  ------------ ----------
   Total                                            $   1,923,320 $  119,162  $  134,839  $   20,457  $  2,058,159 $  139,619
                                                    ============= ==========  ==========  ==========  ============ ==========

Equity securities, available-for-sale               $          44 $        3  $        -  $        -  $         44 $        3
                                                    ============= ==========  ==========  ==========  ============ ==========

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $21 million and $136 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $6 million and $4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $12 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, consumer cyclical, and utility sectors of the Company's corporate securities. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, utility, and basic industry sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with our policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2014          2013
                                               ------------- -------------
                                                     (in thousands)
Fixed maturity securities, available for sale  $      63,100 $      81,849
Trading account assets                                     -             -
Equity Securities                                          -             -
                                               ------------- -------------
Total securities pledged                       $      63,100 $      81,849
                                               ============= =============

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $65 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million, all of which was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase."

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $94 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $4 million at both December 31, 2014 and 2013 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                               2014             2013             2012
                                                                         ---------------- ---------------- ----------------
                                                                                           (in thousands)
Balance, beginning of year                                               $      5,034,299 $      3,679,061 $      2,545,600
Capitalization of commissions, sales and issue expenses                           626,718          822,075        1,171,759
Amortization-Impact of assumption and experience unlocking and true-ups           272,385          (9,167)           60,313
Amortization-All other                                                          (708,554)          533,478         (21,345)
Change in unrealized investment gains and losses                                 (67,056)          167,880         (53,651)
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)              (90,937)        (159,028)         (23,616)
                                                                         ---------------- ---------------- ----------------
Balance, end of year                                                     $      5,066,855 $      5,034,299 $      3,679,061
                                                                         ================ ================ ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Capitalization balances related to reinsurance amounted to $337 million, $285 million, and $249 million in 2014, 2013, and 2012, respectively. Amortization balances related to reinsurance amounted to $204 million, $89 million and $180 million in 2014, 2013, and 2012, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $142 million and $44 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2014                  2013
                                              --------------------- --------------------

                                                            (in thousands)
Life insurance - domestic                     $           7,285,791 $          5,768,262
Life insurance - Taiwan                                   1,151,882            1,151,503
Individual and group annuities                              457,324              320,451
Policy claims and other contract liabilities              5,020,333            (323,547)
                                              --------------------- --------------------
Total future policy benefits                  $          13,915,330 $          6,916,669
                                              ===================== ====================

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%, with approximately 1.1% of the reserves based on an interest rate in excess of 8.0%.

The Company's liability for future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2014                  2013
                                       --------------------- ---------------------

                                                     (in thousands)
Interest-sensitive life contracts      $          11,906,915 $          11,456,129
Individual annuities                               2,088,468             1,624,523
Guaranteed interest accounts                         413,074               450,738
Other                                                841,598               771,940
                                       --------------------- ---------------------
Total policyholders' account balances  $          15,250,055 $          14,303,330
                                       ===================== =====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 4.5% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.0% to 8.0% for other. Included in interest-sensitive life contracts at December 31, 2014, are $4.8 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                    December 31, 2013
                                         ----------------------------------   ----------------------------------

                                         In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                              Death       Accumulation (1)         Death       Accumulation (1)
                                         ----------------------------------   ----------------------------------
Variable Annuity Contracts                                           (in thousands)

Return of Net Deposits
Account value                            $     77,862,297 $            N/A    $     70,025,044 $            N/A
Net amount at risk                                 40,701              N/A    $         46,013              N/A
Average attained age of contractholders                63              N/A                  62              N/A
Minimum return or contract value
Account value                            $     21,123,437 $     89,367,950    $     20,498,033 $     81,142,995
Net amount at risk                       $      1,365,085 $      1,277,406    $      1,274,286 $      1,085,030
Average attained age of contractholders                67               63                  67               62
Average period remaining until earliest
 expected annuitization                               N/A       0.03 years                 N/A       0.09 years

(1)Includes income and withdrawal benefits as described herein

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              December 31, 2014    December 31, 2013
                                            ------------------- ---------------------

                                                      In the Event of Death
                                            -----------------------------------------
                                                         (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees (1)
Separate account value                      $         3,022,615 $           2,958,551
General account value                       $         4,560,768 $           3,922,205
Net amount at risk                          $        88,749,362 $          80,432,427
Average attained age of contractholders                54 years              53 years

(1)Excludes assumed reinsurance of GUL business from the Hartford that is retroceded 100% to PARU.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2014   December 31, 2013
                              ------------------- -------------------

                                          (in thousands)
          Equity funds                $60,982,384         $55,455,438
          Bond funds                   30,825,335          29,937,112
          Money market funds            4,928,870           3,301,910
                              ------------------- -------------------
          Total                       $96,736,589         $88,694,460
                              =================== ===================

In addition to the above mentioned amounts invested in separate account investment options, $2.249 billion and $1.829 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                    GMWB/GMIWB/
                                                 GMDB                     GMIB         GMAB           Total
                                    -------------------------------   -------------------------- ----------------
                                                   Variable Life,
                                                 Variable Universal
                                      Variable    Life & Universal             Variable
                                      Annuity           Life                   Annuity
                                    ------------ ------------------   --------------------------

                                                                   (in thousands)
Balance as of December 31, 2011     $     97,635     $      224,909   $      33,010 $    912,987 $      1,268,541
Incurred guarantee benefits (1)          145,022             94,007          21,916      504,903          765,848
Paid guarantee benefits                 (40,590)           (13,929)           (540)            -         (55,059)
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2012     $    202,067     $      304,987   $      54,386 $  1,417,890 $      1,979,330
Incurred guarantee benefits (1)(2)        28,033            101,484        (30,882)  (1,766,290)      (1,667,655)
Paid guarantee benefits                 (26,306)            (3,090)         (1,148)            -         (30,544)
Other (3)                                  4,060          1,340,869              98                     1,345,027
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2013     $    207,854     $    1,744,250   $      22,454 $  (348,400) $      1,626,158
Incurred guarantee benefits (1)(2)       131,594            785,583          17,905    5,342,010        6,277,092
Paid guarantee benefits                 (22,079)           (18,192)           (853)            -         (41,124)
Other                                      3,848            283,668             175            -          287,691
                                    ------------ ------------------   ------------- ------------ ----------------

Balance as of December 31, 2014     $    321,217     $    2,795,309   $      39,681 $  4,993,610 $      8,149,817
                                    ============ ==================   ============= ============ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                           2014                  2013                   2012
                                                   ------------------------------------------------------------------

                                                                             (in thousands)

Balance, beginning of year                         $            989,889 $              787,891 $              542,742
Capitalization                                                    9,112                 20,871                198,955
Amortization-Impact of assumption and experience
 unlocking and true-ups                                          34,420                 14,613                 53,108
Amortization-All other                                        (194,673)                160,835                (9,985)
Change in unrealized investment gains (losses)                  (1,957)                  5,679                  3,071
                                                   -------------------- ---------------------- ----------------------
Balance, end of year                               $            836,791 $              989,889 $              787,891
                                                   ==================== ====================== ======================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


7.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company, excluding its subsidiary PLNJ, amounted to $109 million, $553 million and $591 million for the years ended December 31, 2014, 2013, and 2012, respectively. Statutory surplus of the Company, excluding its subsidiary PLNJ, amounted to $2,656 million and $2,387 million December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $164 million in 2015 without prior approval. The Company paid dividends to the parent company of $748 million and $423 million in 2014 and 2013, respectively. The Company did not pay a dividend in 2012.

8.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2014                2013                2012
                                                                   ------------------- ------------------- -------------------

                                                                                         (in thousands)
Current tax expense (benefit):
U.S.                                                                $          112,742  $          250,601  $          216,654
                                                                   ------------------- ------------------- -------------------
Total                                                                          112,742             250,601             216,654
                                                                   ------------------- ------------------- -------------------

Deferred tax expense (benefit):
U.S.                                                                            27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------
Total                                                                           27,631             315,819            (35,614)
                                                                   ------------------- ------------------- -------------------

Total income tax expense on continuing operations                              140,373             566,420             181,040
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                             65,717           (113,517)              29,258
  Additional paid-in capital                                                   (6,507)             (7,574)             (9,540)
                                                                   ------------------- ------------------- -------------------
Total income tax expense (benefit)                                  $          199,583  $          445,329  $          200,758
                                                                   =================== =================== ===================

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits ("Hedging IDD"). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014 the Company's U.S. current tax benefit includes an additional tax benefit of $15 million and a corresponding reduction of deferred tax assets.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2014             2013             2012
                                                             --------------------------------------------------

                                                                               (in thousands)

Expected federal income tax expense                          $        324,169 $        736,621 $        302,882

Non-taxable investment income                                       (152,844)        (149,933)        (108,463)

Tax credits                                                          (32,881)         (20,935)         (14,460)

Other                                                                   1,929              667            1,081
                                                             ---------------- ---------------- ----------------
Total income tax expense (benefit) on continuing operations  $        140,373 $        566,420 $        181,040
                                                             ================ ================ ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2014                  2013
                                       -------------------------------------------
                                                     (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,629,234  $          1,551,346
  Investments                                              -                82,821
  Other                                                  821                     -
                                       --------------------- ---------------------
  Deferred tax assets                   $          1,630,055  $          1,634,167
                                       --------------------- ---------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $          1,407,473  $          1,412,944
  Deferred sales inducements                         292,877               346,461
  Net unrealized gains on securities                 118,745                46,247
  Investments                                         70,517                     -
  Other                                                    -                 1,232
                                       --------------------- ---------------------
  Deferred tax liabilities                         1,889,612             1,806,884
                                       --------------------- ---------------------
Net deferred tax asset (liability)      $          (259,557)  $          (172,717)
                                       ===================== =====================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $926 million, $2,105 million and $866 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)

Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits-prior years                                               -        -        464
(Decreases) in unrecognized tax benefits-prior years                                             -        -          -
Increases in unrecognized tax benefits-current year                                              -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlements with taxing authorities                                                              -        -      (577)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

 Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction   Open Tax Years
                    -----------------------  ---------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                                         As of December 31, 2014
                                          --------------------------------------------------------------------------------------

                                              Level 1          Level 2          Level 3          Netting (1)         Total
                                          ---------------- --------------- ------------------ ----------------- ----------------

                                                                              (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $              - $        92,082 $                - $               - $         92,082
Obligations of U.S. states and their
 political subdivisions                                  -         325,654                  -                 -          325,654
Foreign government bonds                                 -          38,498                  -                 -           38,498
Corporate securities                                     -       4,612,357             84,801                 -        4,697,158
Asset-backed securities                                  -         302,034            100,217                 -          402,251
Commercial mortgage-backed securities                    -         498,879                  -                 -          498,879
Residential mortgage-backed securities                   -         140,042                  -                 -          140,042
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -       6,009,546            185,018                 -        6,194,564
Trading account assets:
Corporate securities                                     -          42,131                  -                 -           42,131
Asset-backed securities                                  -           1,990                  -                 -            1,990
Equity securities                                        -               -              5,540                 -            5,540
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total                                               -          44,121              5,540                 -           49,661

Equity securities, available for sale                  107          28,643                750                 -           29,500
Short-term investments                               6,997         114,275                  -                 -          121,272
Cash equivalents                                    41,584          26,259                  -                 -           67,843
Other long-term investments                              -         242,523              2,115         (215,066)           29,572
Reinsurance recoverables                                 -               -          4,897,545                 -        4,897,545
Receivables from parents and affiliates                  -         158,469             19,203                 -          177,672
                                          ---------------- --------------- ------------------ ----------------- ----------------
 Sub-total excluding separate account
   assets                                           48,688       6,623,836          5,110,171         (215,066)       11,567,629

Separate account assets (2)                              -     108,891,268            302,924                 -      109,194,192
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total assets                           $         48,688 $   115,515,104 $        5,413,095 $       (215,066) $    120,761,821
                                          ================ =============== ================== ================= ================
Future policy benefits (4)                $              - $             - $        4,993,611 $               - $      4,993,611
Payables to parent and affiliates                        -          58,687                  -          (58,687)                -
                                          ---------------- --------------- ------------------ ----------------- ----------------
   Total liabilities                      $              - $        58,687 $        4,993,611 $        (58,687) $      4,993,611
                                          ================ =============== ================== ================= ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                      As of December 31, 2013
                                          -------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3       Netting (1)         Total
                                          -------------- -------------- -------------- --------------- ------------------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $            - $       93,525 $            - $             - $           93,525
Obligations of U.S. states and their
 political subdivisions                                -         78,951              -               -             78,951
Foreign government bonds                               -         23,997              -               -             23,997
Corporate securities                                   -      4,523,076         18,293               -          4,541,369
Asset-backed securities                                -        141,157         80,934               -            222,091
Commercial mortgage-backed securities                  -        522,008              -               -            522,008
Residential mortgage-backed securities                 -        169,460              -               -            169,460
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -      5,552,174         99,227               -          5,651,401
Trading account assets:
Corporate securities                                   -         14,183              -               -             14,183
Asset-backed securities                                -          1,978              -               -              1,978
Equity securities                                      -              -          2,731               -              2,731
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total                                             -         16,161          2,731               -             18,892

Equity securities, available for sale                112             90            569               -                771
Short-term investments                             9,216          6,768             18               -             16,002
Cash equivalents                                   5,962        199,825              -               -            205,787
Other long term investments                            -         73,647          1,168        (73,219)              1,596
Reinsurance recoverables                               -              -         11,400               -             11,400
Receivables from parents and affiliates                -        170,761          4,121               -            174,882
                                          -------------- -------------- -------------- --------------- ------------------
 Sub-total excluding separate account
   assets                                         15,290      6,019,426        119,234        (73,219)          6,080,731

Separate account assets (2)                      973,192     99,149,315        279,842               -        100,402,349
                                          -------------- -------------- -------------- --------------- ------------------
   Total assets                           $      988,482 $  105,168,741 $      399,076 $      (73,219) $      106,483,080
                                          ============== ============== ============== =============== ==================
Future policy benefits (4)                $            - $            - $    (348,399) $             - $        (348,399)
Payables to parents and affiliates                     -        218,467              -        (73,051)            145,416
Other liabilities (3)                                  -              -        388,268               -            388,268
                                          -------------- -------------- -------------- --------------- ------------------
   Total liabilities                      $            - $      218,467 $       39,869 $      (73,051) $          185,285
                                          ============== ============== ============== =============== ==================

(1) "Netting" amounts represent cash collateral of $156.4 million and $0.2 million as of December 31, 2014 and 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4) For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 there were no internally valued derivatives with the fair value classified within Level 3, and all other derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $884.0 million was transferred from Level 1 to Level
2. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                              As of December 31, 2014
                                               -----------------------------------------------------
                                                 Internal (1)        External (2)         Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         23,712    $       61,089   $         84,801
Asset-backed securities                                     264            99,953            100,217
Equity securities                                           750             5,540              6,290
Other long-term investments                                 565             1,550              2,115
Reinsurance recoverables                              4,897,545                 -          4,897,545
Receivables from parents and affiliates                       -            19,203             19,203
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets          4,922,836           187,335          5,110,171

Separate account assets                                  84,111           218,813            302,924
                                               ----------------    --------------   ----------------
  Total assets                                 $      5,006,947    $      406,148   $      5,413,095
                                               ================    ==============   ================
Future policy benefits                         $      4,993,611    $            -   $      4,993,611
                                               ----------------    --------------   ----------------
  Total liabilities                            $      4,993,611    $            -   $      4,993,611
                                               ================    ==============   ================

                                                              As of December 31, 2013
                                               -----------------------------------------------------
                                                 Internal (1)       External (2)          Total
                                               ----------------    --------------   ----------------
                                                                   (in thousands)
Corporate securities                           $         15,100    $        3,193   $         18,293
Asset-backed securities                                     355            80,579             80,934
Short-term investments                                       18                 -                 18
Equity securities                                           569             2,731              3,300
Other long-term investments                                   -             1,168              1,168
Reinsurance recoverables                                 11,400                 -             11,400
Receivables from parents and affiliates                       -             4,121              4,121
                                               ----------------    --------------   ----------------
  Subtotal excluding separate account assets             27,442            91,792            119,234

Separate account assets                                  81,795           198,047            279,842
                                               ----------------    --------------   ----------------
  Total assets                                 $        109,237    $      289,839   $        399,076
                                               ================    ==============   ================
Future policy benefits                         $       (348,399)   $            -   $       (348,399)
Other liabilities                                       388,268                 -            388,268
                                               ----------------    --------------   ----------------
  Total liabilities                            $         39,869    $            -   $         39,869
                                               ================    ==============   ================

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                                          As of December 31, 2014
                            ---------------------------------------------------------------------------------------------------

                                                                                                                     Weighted
                              Fair Value     Valuation Techniques        Unobservable Inputs       Minimum  Maximum  Average
                            -------------- ----------------------  ------------------------------  -------  -------  --------
                            (in thousands)
Assets:

Corporate securities        $       23,712 Discounted cash flow       Discount rate                10.00%   11.75%   10.52%
                                           Market Comparables         EBITDA Multiples (2)           6.1X     6.1X     6.1X
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - Living Benefits          $    4,521,928 Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee        $      375,617 Discounted cash flow       Lapse rate (3)                   0%      15%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Mortality rate (5)               0%      11%
                                                                      Premium Payment (6)              1X    3.75X
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  $    4,993,611 Discounted cash flow       Lapse rate (8)                   0%      14%

                                                                      NPR spread (4)                   0%    1.30%
                                                                      Utilization rate (9)            63%      96%
                                                                      Withdrawal rate (10)            74%     100%
                                                                      Mortality rate (11)              0%      14%
                                                                      Equity Volatility curve         17%      28%
-------------------------------------------------------------------------------------------------------------------------------

                            ------------------------
                              Impact of Increase in
                             Input on Fair Value
                                     (1)
                            -----------------------

Assets:

Corporate securities               Decrease
                                   Increase
----------------------------------------------------
Reinsurance recoverables
 - Living Benefits
-----------------------------------------------------

Reinsurance recoverables
 -No Lapse Guarantee               Decrease

                                   Decrease
                                   Decrease
                                   Decrease
----------------------------------------------------
Liabilities:

Future policy benefits (7)         Decrease

                                   Decrease
                                   Increase
                                   Increase
                                   Decrease
                                   Increase
----------------------------------------------------


                            ---------------


                              Fair Value
                            --------------
                            (in thousands)
Assets:

Corporate securities         $     15,100


-------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee        $     11,400
-------------------------------------------
Liabilities:

Future policy benefits (7)   $  (348,399)






-------------------------------------------
Other Liabilities
                             $    388,268
-------------------------------------------

                            -----------------------------------------------------------------------------------------------------


                                                                    Valuation Techniques
                            ----------------------------------------------------------------------------------------------------

Assets:

Corporate securities        Discounted cash flow
                            Market Comparable
                            Liquidation
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)  Discounted cash flow






---------------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------

                                   As of December 31, 2013
                            ------------------------------------------------------------------------------------
                                                                                          Impact of Increase in
                                                                              Weighted   Input on Fair Value
                                  Unobservable Inputs       Minimum  Maximum  Average            (1)
                            ------------------------------  -------  -------  --------  -----------------------

Assets:

Corporate securities           Discount rate                 8.28%   15.00%   10.61%           Decrease
                               EBITDA Multiples (2)           5.0X     7.0X    5.91X           Increase
                               Liquidation value            11.61%   38.49%   31.83%           Increase
----------------------------------------------------------------------------------------------------------------
Reinsurance recoverables
 - No Lapse Guarantee
----------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (7)     Lapse rate (8)                   0%      11%                    Decrease

                               NPR spread (4)                0.08%    1.09%                    Decrease
                               Utilization rate (9)            70%      94%                    Increase
                               Withdrawal rate (10)            86%     100%                    Increase
                               Mortality rate (11)              0%      13%                    Decrease
                               Equity Volatility curve         15%      28%                    Increase
----------------------------------------------------------------------------------------------------------------
Other Liabilities

----------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.
(4)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(5)Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(6)For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.
(7)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(8)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(9)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.
(10)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(11)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $84.1 million and $81.8 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness,

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                              Year Ended December 31, 2014
                                 ---------------------------------------------------------------------------------------
                                      Fixed Maturities Available For Sale
                                 ---------------------------------------------

                                                                                       Trading
                                                                      Commercial       Account         Equity
                                                       Asset-         Mortgage-         Assets       Securities,
                                  Corporate            Backed           Backed         - Equity       Available    Short Term
                                  Securities         Securities       Securities      Securities      for Sale     Investments
                                 -----------------------------------------------------------------------------------------------
                                                                     (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      18,293     $       80,934     $       -      $       2,731   $       569    $      18
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                       1,392                142             -                  -             -            -
    Asset management fees and
     other income                            -                  -             -              1,424             -            -
   Included in other
    comprehensive income
    (loss)                               (145)              (348)           (2)                  -           246            -
 Net investment income                      72                 80             -                  -             -            -
 Purchases                              90,071             89,866        28,077              2,760             -            -
 Sales                                (13,837)                  -             -                  -          (65)            -
 Issuances                                   -                  -             -                  -             -            -
 Settlements                           (9,156)           (48,836)             -            (1,375)             -         (18)
 Transfers into Level 3 (2)              2,769             32,813             -                  -             -            -
 Transfers out of Level 3 (2)          (4,658)           (54,434)      (28,075)                  -             -            -
                                 -------------     --------------     ---------      -------------   -----------    ---------
Fair Value, end of period
 assets/(liabilities)            $      84,801     $      100,217     $       -      $       5,540   $       750    $       -
                                 =============     ==============     =========      =============   ===========    =========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $       (101)     $            -     $       -      $           -   $         -    $       -
    Asset management fees and
     other income                $           -     $            -     $       -      $       1,426   $         -    $       -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                Year Ended December 31, 2014
                                 ------------------------------------------------------------------------------------------

                                 Other Long-      Reinsurance        Receivables         Separate
                                    term          Recoverables     from Parents and   Account Assets     Future Policy
                                 Investments          (4)             Affiliates           (1)             Benefits
                                 ------------   ----------------   ----------------   --------------   ------------------
                                                                       (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      1,168   $      (376,868)    $       4,121     $      279,842   $          348,399
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                        168          4,683,691                -              6,445          (4,690,021)
    Asset management fees and
     other income                        (34)                  -                -                  -                    -
    Interest credited to
     policyholders' account
     balances                               -                  -                -              4,331                    -
   Included in other
    comprehensive income
    (loss)                                  -                  -            (121)                  -                    -
 Net investment income                      -                  -                -                  -                    -
 Purchases                                398            590,722           18,648            114,615                    -
 Sales                                      -                  -                -          (102,309)                    -
 Issuances                                  -                  -                -                  -            (651,989)
 Settlements                             (12)                  -                -                  -                    -
 Transfers into Level 3 (2)               427                  -            1,985                  -                    -
 Transfers out of Level 3 (2)               -                  -          (5,430)                  -                    -
                                 ------------   ----------------    -------------     --------------   ------------------
Fair Value, end of period
 assets/(liabilities)            $      2,115   $      4,897,545    $      19,203     $      302,924   $      (4,993,611)
                                 ============   ================    =============     ==============   ==================
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $        168   $      4,672,815    $           -     $            -   $      (4,679,851)
    Asset management fees and
     other income                $       (34)   $              -    $           -     $            -   $                -
    Interest credited to
     policyholders' account
     balances                    $          -   $              -    $           -     $        4,331   $                -

                                                               Year Ended December 31, 2013
                                 ----------------------------------------------------------------------------------------
                                      Fixed Maturities, Available for Sale
                                 ----------------------------------------------

                                                                                 Trading
                                                                  Commercial     Account         Equity
                                                    Asset-        Mortgage-       Assets       Securities,
                                  Corporate         Backed          Backed       - Equity     Available for   Short Term
                                  Securities      Securities      Securities    Securities        Sale        Investments
                                 ------------------------------------------------------------------------------------------
                                                                      (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $      36,981   $     108,727   $          -   $     3,277    $     1,489    $        -
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                     (1,177)               -              -             -            427             -
    Asset management fees and
     other income                            -               -              -           953              -             -
   Included in other
    comprehensive income
    (loss)                             (1,641)           (294)            (3)             -             71             -
 Net investment income                      90             257              -             -              -             -
 Purchases                              14,996          33,078         12,524           380             65             -
 Sales                                 (2,329)             (1)              -       (1,499)        (1,483)             -
 Issuances                                   -               -              -             -              -             -
 Settlements                          (22,446)        (23,098)        (3,434)         (380)              -             -
 Transfers into Level 3 (2)                112               -              -             -              -            18
 Transfers out of Level 3 (2)          (6,293)        (35,239)        (9,087)             -              -             -
 Other (4)                                   -         (2,496)              -             -              -             -
                                 -------------   -------------   ------------   -----------    -----------    ----------
Fair Value, end of period
 assets/(liabilities)            $      18,293   $      80,934   $          -   $     2,731    $       569    $       18
                                 =============   =============   ============   ===========    ===========    ==========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $     (1,648)   $           -   $          -   $         -    $         -    $        -
    Asset management fees and
     other income                $           -   $           -   $          -   $       869    $         -    $        -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                              Year Ended December 31, 2013
                          ---------------------------------------------------------------------------------------------------

                           Other Long-     Receivables        Separate
                              term         from Parents    Account Assets   Reinsurance     Future Policy
                           Investments    and Affiliates        (1)         Recoverables      Benefits       Other Liabilities
                          -------------   --------------   --------------   ------------   ---------------   -----------------
                                                                     (in thousands)
Fair Value, beginning
 of period
 assets/(liabilities)     $         988   $       1,995    $     248,255    $          -   $   (1,417,891)     $   1,287,157
 Total gains (losses)
   (realized/unrealized):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net                (232)               -            1,966          11,400         2,342,621       (2,210,096)
    Asset management
     fees and other
     income                         144               -                -               -                 -                 -
    Interest credited
     to
     policyholders'
     account balances                 -               -           18,978               -                 -                 -
   Included in other
    comprehensive
    income (loss)                     -            (25)                -               -                 -                 -
 Net investment income                -               -                -               -                 -                 -
 Purchases                          268           5,147           80,302               -                 -           534,671
 Sales                                -         (3,495)         (69,659)               -                 -                 -
 Issuances                            -               -                -               -         (576,331)                 -
 Settlements                          -               -                -               -                 -                 -
 Transfers into Level
   3 (2)                              -               -                -               -                 -                 -
 Transfers out of
   Level 3 (2)                        -         (1,997)                -               -                 -                 -
 Other (4)                            -           2,496                -               -
                          -------------   --------------   --------------   ------------   ---------------   -----------------
Fair Value, end of
 period
 assets/(liabilities)     $       1,168   $       4,121    $     279,842    $     11,400   $       348,399     $    (388,268)
                          =============   ==============   ==============   ============   ===============   =================
Unrealized gains
 (losses) for the
 period relating to
 those
 Level 3 assets that
   were still held at
   the end of the
   period (3):
   Included in
    earnings:
    Realized
     investment gains
     (losses), net        $           -               -    $           -    $     11,400   $     2,318,266     $ (2,188,291)
    Asset management
     fees and other
     income               $         122               -    $           -    $          -   $             -     $           -
    Interest credited
     to
     policyholders'
     account balances     $           -               -    $      18,978    $          -   $             -     $           -

                                                                            Year Ended December 31, 2012
                                                     ---------------------------------------------------------------------------
                                                           Fixed Maturities, Available for Sale
                                                     -------------------------------------------------

                                                                                                          Other
                                                                                                         Trading
                                                                                            Commercial   Account      Equity
                                                                                  Asset-    Mortgage-    Assets-    Securities,
                                                     U.S. Treasury Corporate      Backed      Backed      Equity     Available
                                                      Securities   Securities   Securities  Securities  Securities   for Sale
                                                     ------------- ----------- ------------ ---------- ------------ ------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      4,696  $    23,720 $     62,429 $        - $      3,362 $      2,652
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                     -      (3,454)          687          -            -      (1,423)
    Asset management fees and other income                      -            -            -          -         (35)            -
   Included in other comprehensive income (loss)                4        4,070        2,840       (65)            -          264
 Net investment income                                          -          101          364          3            -            -
 Purchases                                                      -        8,714       62,524          -            -            -
 Sales                                                          -         (89)            -          -            -            -
 Issuances                                                      -            -            -          -            -            -
 Settlements                                                    -      (8,656)     (14,566)    (2,496)         (50)            -
 Transfers into Level 3 (2)                                     -       23,995        5,702      5,246            -            -
 Transfers out of Level 3 (2)                                   -     (16,120)     (11,253)    (2,688)            -          (4)
 Other (4)                                                (4,700)        4,700            -          -            -            -
                                                     ------------  ----------- ------------ ---------- ------------ ------------
Fair Value, end of period assets/(liabilities)       $          -  $    36,981 $    108,727 $        - $      3,277 $      1,489
                                                     ============  =========== ============ ========== ============ ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $          -  $         - $          - $        - $          - $          -
    Asset management fees and other income           $          -  $         - $          - $        - $       (35) $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                                 Year Ended December 31, 2012
                                                               ----------------------------------------------------------------

                                                               Other Long-               Receivables    Separate
                                                                  term     Reinsurance   from Parents   Account   Future Policy
                                                               investments Recoverables and Affiliates Assets (1)   Benefits
-                                                              ----------- ------------ -------------- ---------- -------------
                                                                                        (in thousands)
Fair Value, beginning of period assets/(liabilities)              $    686   $  868,824         $    -  $ 222,323  $  (912,986)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        (4,659)        2,937              -    (1,476)      (61,390)
    Asset management fees and other income                             (7)            -              -          -             -
    Interest credited to policyholders' account balances                 -            -              -     12,377             -
   Included in other comprehensive income (loss)                         -            -            (5)          -             -
 Net investment income                                                   -            -              -          -             -
 Purchases                                                           4,966      415,396          2,000     94,515             -
 Sales                                                                   -            -              -   (79,484)             -
 Issuances                                                               -            -              -          -     (443,515)
 Settlements                                                             2            -              -          -             -
 Transfers into Level 3 (2)                                              -            -              -          -             -
 Transfers out of Level 3 (2)                                            -            -              -          -             -
                                                               ----------- ------------ -------------- ---------- -------------
Fair Value, end of period assets/(liabilities)                    $    988   $1,287,157         $1,995  $ 248,255  $(1,417,891)
                                                               =========== ============ ============== ========== =============
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
   period (3):
   Included in earnings:
    Realized investment gains (losses), net                       $(4,549)   $   17,516         $    -  $       -  $   (76,581)
    Asset management fees and other income                        $    (7)   $        -         $    -  $       -  $          -
    Interest credited to policyholders' account balances          $      -   $        -         $    -  $  12,377  $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                            December 31, 2014
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    8,486 $1,775,949 $1,784,435 $1,681,553
  Policy loans                                                   -          -  1,123,912  1,123,912  1,123,912
  Other long term investments                                    -          -     11,085     11,085     10,168
  Cash and cash equivalents                                 53,476     93,633          -    147,109    147,109
  Accrued investment income                                      -     90,506          -     90,506     90,506
  Receivables from parents and affiliates                        -     70,668          -     70,668     70,689
  Other assets                                                   -     24,126          -     24,126     24,126
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $53,476 $  287,419 $2,910,946 $3,251,841 $3,148,063
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  929,694 $   40,063 $  969,757 $  976,190
  Cash collateral for loaned securities                          -     65,418          -     65,418     65,418
  Securities sold under agreement to repurchase                  -          -          -          -          -
  Short-term debt                                                -    429,903          -    429,903    423,000
  Long-term debt                                                 -  1,321,501          -  1,321,501  1,288,000
  Payables to parent and affiliates                              -     53,027          -     53,027     53,027
  Other liabilities                                              -    315,736          -    315,736    315,736
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,115,279 $   40,063 $3,155,342 $3,121,371
                                                           ======= ========== ========== ========== ==========

                                                                            December 31, 2013
                                                           ---------------------------------------------------

                                                                                                     Carrying
                                                                          Fair Value                Amount (1)
-                                                          ---------------------------------------- ----------

                                                           Level 1  Level 2    Level 3     Total      Total
                                                           ------- ---------- ---------- ---------- ----------
                                                                             (in thousands)
Assets:
  Commercial mortgage and other loans                      $     - $    7,827 $1,604,247 $1,612,074 $1,532,165
  Policy loans                                                   -          -  1,086,772  1,086,772  1,086,772
  Other long term investments                                    -          -      4,751      4,751      4,268
  Cash and cash equivalents                                 45,317     56,139          -    101,456    101,456
  Accrued investment income                                      -     89,465          -     89,465     89,465
  Receivables from parents and affiliates                        -     87,849          -     87,849     87,481
  Other assets                                                   -     34,060          -     34,060     34,060
                                                           ------- ---------- ---------- ---------- ----------
   Total assets                                            $45,317 $  275,340 $2,695,770 $3,016,427 $2,935,667
                                                           ======= ========== ========== ========== ==========
Liabilities:
  Policyholders' account balances - investment contracts   $     - $  851,607 $   40,451 $  892,058 $  901,860
  Cash collateral for loaned securities                          -     84,867          -     84,867     84,867
  Short-term debt                                                -    275,268          -    275,268    274,900
  Long-term debt                                                 -  1,644,827          -  1,644,827  1,592,000
  Payables to parent and affiliates                              -     45,649          -     45,649     45,649
  Other liabilities                                              -    270,339          -    270,339    270,339
                                                           ------- ---------- ---------- ---------- ----------
   Total liabilities                                       $     - $3,172,557 $   40,451 $3,213,008 $3,169,615
                                                           ======= ========== ========== ========== ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd., or "Pruco Re". Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. The embedded derivatives are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                        December 31, 2014                    December 31, 2013
                                                ----------------------------------   ---------------------------------
                                                                  Gross Fair Value                    Gross Fair Value
                                                                --------------------                 -------------------
              Primary Underlying                     Notional    Assets  Liabilities      Notional   Assets  Liabilities
------------------------------------------------    --------------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
Currency/Interest Rate
Currency Swaps                                      $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Qualifying Hedges                             $   291,100 $ 14,733   $ (3,008)     $   249,601 $ 6,304  $ (11,583)
                                                    =========== ======== ===========     =========== ======= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
Interest Rate
Interest Rate Swaps                                 $ 3,184,400 $192,181   $(20,574)     $ 2,434,400 $47,475  $(185,222)

Currency
Forwards                                                  1,025       40           -             507       2           -
Credit
Credit Default Swaps                                     12,275      150       (513)          14,275      15       (862)
Currency/Interest Rate
Currency Swaps                                          101,653    6,677       (712)          69,450     211     (3,325)
Equity
Total Return Swaps                                      577,054    2,405    (19,670)         332,000       -     (8,057)
Equity Options                                       39,735,182   26,932    (14,210)      40,739,168  19,639     (9,418)
                                                    ----------- -------- -----------     ----------- ------- -----------
Total Non-Qualifying Hedges                          43,611,589  228,385    (55,679)      43,589,800  67,342   (206,884)
                                                    =========== ======== ===========     =========== ======= ===========
Total Derivatives (1)                               $43,902,689 $243,118   $(58,687)     $43,839,401 $73,646  $(218,467)
                                                    =========== ======== ===========     =========== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $4,994 million and an asset of $348 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,522 million and a liability of $388 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively. The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $376 million and $11 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables." See Note 12 for additional information on the agreement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                              December 31, 2014
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $      242,523 $      (215,066) $       27,457 $        (7,194) $      20,263
Securities purchased under agreement to resell          93,633               -          93,633         (93,633)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      336,156 $      (215,066) $      121,090 $      (100,827) $      20,263
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $       58,687 $       (58,687) $            - $             -  $           -
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $       58,687 $       (58,687) $            - $             -  $           -
                                                ============== ===============  ============== ===============  =============

                                                                              December 31, 2013
                                                -----------------------------------------------------------------------------
                                                                    Gross            Net
                                                    Gross          Amounts         Amounts
                                                 Amounts of     Offset in the   Presented in
                                                 Recognized     Statement of    the Statement     Financial
                                                  Financial       Financial     of Financial    Instruments/
                                                 Instruments      Position        Position      Collateral(1)    Net Amount
                                                -------------- ---------------  -------------- ---------------  -------------
                                                                               (in thousands)
Offsetting of Financial Assets:
Derivatives(1)                                  $       73,219 $       (73,219) $            - $             -  $           -
Securities purchased under agreement to resell          56,139               -          56,139         (56,139)             -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Assets                                    $      129,358 $       (73,219) $       56,139 $       (56,139) $           -
                                                ============== ===============  ============== ===============  =============
Offsetting of Financial Liabilities:
Derivatives(1)                                  $      218,467 $       (73,051) $      145,416 $      (136,593) $       8,823
Securities sold under agreement to repurchase                -               -               -               -              -
                                                -------------- ---------------  -------------- ---------------  -------------
Total Liabilities                               $      218,467 $      (73,051)  $      145,416 $      (136,593) $       8,823
                                                ============== ===============  ============== ===============  =============

  (1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                    Year Ended December 31, 2014
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,027     $     908           $16,286
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,027           908            16,286
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                              350,946                -             -                 -
  Currency                                                        86                -             -                 -
  Currency/Interest Rate                                      14,344                -           126                 -
  Credit                                                           2                -             -                 -
  Equity                                                    (65,424)                -             -                 -
  Embedded Derivatives                                     (209,398)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                                 90,556                -           126                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $       90,556     $      1,027     $   1,034           $16,286
                                                      ==============     ============     =========     =============

                                                                    Year Ended December 31, 2013
-                                                     ---------------------------------------------------------
                                                                                                         Accumulated
                                                                                                            Other
                                                         Realized            Net                        Comprehensive
                                                        Investment        Investment       Other           Income
                                                      Gains (Losses)        Income         Income         (Loss)(1)
                                                      ---------------------------------------------------------------
                                                                           (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                              $            -     $      1,029     $   (794)          $(4,848)
                                                      --------------     ------------     ---------     -------------
  Total cash flow hedges                                           -            1,029         (794)           (4,848)
                                                      --------------     ------------     ---------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                            (191,954)                -             -                 -
  Currency                                                        51                -             -                 -
  Currency/Interest Rate                                     (3,450)                -          (17)                 -
  Credit                                                     (1,106)                -             -                 -
  Equity                                                   (130,714)                -             -                 -
  Embedded Derivatives                                       274,374                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total non-qualifying hedges                               (52,799)                -             -                 -
                                                      --------------     ------------     ---------     -------------
  Total                                               $     (52,799)     $      1,029     $   (811)          $(4,848)
                                                      ==============     ============     =========     =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                Year Ended December 31, 2012
                                       -------------------------------------------------------------
                                                                                      Accumulated
                                            Realized          Net                        Other
                                           Investment      Investment    Other       Comprehensive
                                         Gains (Losses)      Income      Income     Income (Loss)(1)
                                       -------------------------------------------------------------
                                                               (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                 $             -   $      707   $      46           $(2,376)
                                         ---------------   ----------   ---------   ----------------
  Total cash flow hedges                               -          707          46            (2,376)
                                         ---------------   ----------   ---------   ----------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    1,309            -           -                  -
  Currency                                         (147)            -           -                  -
  Currency/Interest Rate                           (866)            -         (6)                  -
  Credit                                           (763)            -           -                  -
  Equity                                        (69,527)            -           -                  -
  Embedded Derivatives                         (116,431)            -           -                  -
                                         ---------------   ----------   ---------   ----------------
  Total non-qualifying hedges                  (186,425)            -         (6)                  -
                                         ---------------   ----------   ---------   ----------------
  Total                                  $     (186,425)   $      707   $      40           $(2,376)
                                         ===============   ==========   =========   ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                   $  2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                        147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013           (4,519)
Amount reclassified into current period earnings                                                (329)
                                                                                     ----------------
Balance, December 31, 2013                                                                    (4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014            22,880
Amount reclassified into current period earnings                                              (6,594)
                                                                                     ----------------
Balance, December 31, 2014                                                                   $ 11,585
                                                                                     ================

As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $12 million and $14 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $37 million. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $68 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $7 million, $7 million and $6 million for the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $20 million, $22 million and $18 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $9 million, $8 million and $8 million for both the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $862 million, $877 million, and $1,222 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Corporate Owned Life Insurance

The Company has sold five Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,812 million at December 31, 2014 and $2,595 million at December 31, 2013. Fees related to these COLI policies were $45 million, $42 million and $35 million for the years ended December 31, 2014, 2013 and 2012; respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc., ("Prudential of Taiwan"), Prudential Arizona Reinsurance Captive Company, ("PARCC"), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company, ("PAR Term"), PAR U, PURC, and Prudential Term Reinsurance Company, ("Term Re"), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

                                                              December 31,       December 31,
                                                                  2014               2013
                                                           -----------------  -----------------
                                                                      (in thousands)

Reinsurance recoverable                                    $      20,594,371  $      13,614,964
Policy loans                                                         (69,501)           (64,720)
Deferred policy acquisition costs                                 (1,709,625)        (1,627,838)
Other assets                                                          39,458             42,895
Policyholders' account balances                                    4,827,071          4,681,356
Future policy benefits and other policyholder liabilities          2,193,735          1,359,340
Other liabilities (reinsurance payables) (1)                         433,627            618,781

(1)December 31, 2013 includes $388 million reclassed from reinsurance recoverables to other liabilities.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

The reinsurance recoverables by counterparty is broken out below.

                                  December 31,      December 31,
                                      2014              2013
                                ----------------- -----------------
                                          (in thousands)
UPARC                           $         407,209 $          44,835
PAR U                                   9,147,870         8,091,714
PURC                                    1,564,913           897,323
PARCC                                   2,499,567         2,411,157
PAR Term                                1,001,181           816,787
Term Re                                    97,099                 -
Prudential Insurance                      188,466           190,035
Pruco Re (1)                            4,522,665               642
Prudential of Taiwan                    1,157,881         1,157,639
Unaffiliated                                7,520             4,832
                                ----------------- -----------------
Total Reinsurance Recoverables  $      20,594,371 $      13,614,964
                                ================= =================

(1)December 31, 2013 excludes $388 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

                                                                       2014              2013              2012
                                                                 ----------------  ----------------  ----------------
                                                                                    (in thousands)
Premiums:
Direct                                                           $      1,408,833  $      1,319,390  $      1,221,990
Assumed                                                                         -                 -                 -
Ceded                                                                  (1,342,627)       (1,262,539)       (1,153,854)
                                                                 ----------------  ----------------  ----------------
   Net Premiums                                                            66,206            56,851            68,136
                                                                 ----------------  ----------------  ----------------
Policy charges and fee income:
Direct                                                                  2,763,536         2,356,617         2,048,167
Assumed                                                                   477,921           294,689                 -
Ceded                                                                  (1,166,605)         (770,381)         (513,404)
                                                                 ----------------  ----------------  ----------------
   Net policy charges and fee income:                                   2,074,852         1,880,925         1,534,763
                                                                 ----------------  ----------------  ----------------
Net investment income
Direct                                                                    406,620           421,107           419,010
Assumed                                                                     1,362             1,288                 -
Ceded                                                                      (3,964)           (3,384)           (1,500)
                                                                 ----------------  ----------------  ----------------
   Net investment income                                                  404,018           419,011           417,510
                                                                 ----------------  ----------------  ----------------
Net other income:
Direct                                                                     49,891            51,268            43,710
Assumed & Ceded                                                             7,936           (31,119)           30,303
                                                                 ----------------  ----------------  ----------------
   Net other income                                                        57,827            20,149            74,013
                                                                 ----------------  ----------------  ----------------
Interest credited to policyholders' account balances:
Direct                                                                    459,982           118,714           217,982
Assumed                                                                   117,725           146,011                 -
Ceded                                                                    (209,392)         (218,988)          (51,990)
                                                                 ----------------  ----------------  ----------------
   Net interest credited to policyholders' account balances               368,315            45,737           165,992
                                                                 ----------------  ----------------  ----------------
Policyholders' benefits (including change in reserves):
Direct                                                                  1,824,994         1,504,351         1,666,651
Assumed                                                                   792,616            76,425                 -
Ceded                                                                  (2,273,896)       (1,401,852)       (1,313,157)
                                                                 ----------------  ----------------  ----------------
   Net policyholders' benefits (including change in reserves)             343,714           178,924           353,494
                                                                 ----------------  ----------------  ----------------
Net reinsurance expense allowances, net of capitalization and
 amortization                                                            (266,048)         (143,100)         (204,225)
Realized investment gains (losses) net:
Direct                                                                 (4,375,107)        2,045,435          (102,605)
Assumed                                                                         -                 -                 -
Ceded                                                                   4,489,174        (2,058,885)          (53,842)
                                                                 ----------------  ----------------  ----------------
   Realized investment gains (losses) net                        $        114,067  $        (13,450) $       (156,447)
                                                                 ----------------  ----------------  ----------------

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                          2014                2013                2012
                                                   ------------------  ------------------  ------------------
                                                                         (in thousands)
Direct gross life insurance face amount in force   $      709,800,479  $      661,834,408  $      612,238,145
Assumed gross life insurance face amount in force          44,519,176          44,691,950                   -
Reinsurance ceded                                        (694,659,804)       (650,340,432)       (557,559,303)
                                                   ------------------  ------------------  ------------------
Net life insurance face amount in force            $       59,659,851  $       56,185,926  $       54,678,842
                                                   ==================  ==================  ==================

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective January 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.

Effective July 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the "PURC Novated Coinsurance Agreement"). There is no financial impact to the Company as a result of this transaction.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in "PARU" above).

Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $364 million, $311 million, and $227 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $12 million, $11 million, and $11 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $15 million for the years ended December 31, 2014, 2013, and 2012. These expenses are recorded as "Net Investment Income" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                                                              Additional
                                                                                                               Paid-in
                                                                                                             Capital, Net
                                                                                                                of Tax
                                                                                         Fair                 Increase/
Affiliate              Date   Transaction                 Security Type                  Value    Book Value  (Decrease)
--------------------- ------- ------------- ------------------------------------------ ---------- ---------- ------------
                                                                                                            (in millions)
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities                           $      126 $      108  $    (12)
PAR U                 Jan-13  Transfer Out  Fixed Maturities                                  126        108          -
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,825      4,825        (1)
PAR U                 Jan-13  Transfer Out  Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,826      4,821          -
UPARC                 Feb-13  Transfer In   Fixed Maturities                                   56         52          -
PAR U                 Feb-13  Transfer Out  Fixed Maturities                                  132        122          -
Prudential Insurance  Mar-13  Purchased     Fixed Maturities                                   47         44        (2)
Prudential Insurance  Sep-13  Sale          Commercial Mortgages                                2          2          1
Prudential Financial  Sep-13  Transfer Out  Fixed Maturities                                   25         25        (1)
UPARC                 Sep-13  Transfer In   Fixed Maturities & Private Equity                 192        189          -
PARU                  Sep-13  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    704        694          -
Prudential Insurance  Mar-14  Purchased     Fixed Maturities                                   13         13          -
Prudential Financial  Sep-14  Transfer In   Fixed Maturities & Private Equity                  81         77          3
Prudential Financial  Sep-14  Transfer Out  Fixed Maturities                                  142        136        (4)
PURC                  Sep-14  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    178        172          -
PALAC                 Oct-14  Purchased     Fixed Maturities                                   10          9          -
Prudential Insurance  Dec-14  Purchased     Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    122        102       (13)
PURC                  Dec-14  Purchased     JV/LP Investment                                    3          3          -


                                            Realized
                                           Investment Derivative
                                             Gain/      Gain/
              Security Type                  (Loss)     (Loss)
------------------------------------------ ---------- ----------

Fixed Maturities                            $     -   $       -
Fixed Maturities                                 18           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            -           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            5           -
Fixed Maturities                                  -           -
Fixed Maturities                                 10           -
Fixed Maturities                                  -           -
Commercial Mortgages                              -           -
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           3
Fixed Maturities, Commercial Mortgages, &
Private Equity                                   10        (15)
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           -
Fixed Maturities                                  -           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    6         (8)
Fixed Maturities                                (1)           -
Fixed Maturities, Commercial Mortgages, &
Private Equity                                    -           -
JV/LP Investment                                  -           -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                               Amount of Notes - Amount of Notes -
Affiliate                          Date Issued December 31, 2014 December 31, 2013 Interest Rate Date of Maturity
---------                          ----------- ----------------- ----------------- ------------- -----------------
                                                (in thousands)
Prudential Financial               11/15/2010   $            -    $       66,000           3.01%        11/13/2015
Prudential Financial                6/20/2011           50,000           150,000   2.17% - 3.17%   6/2014 - 6/2016
Prudential Financial               12/15/2011           11,000           159,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/16/2011           22,000            33,000   2.99% - 3.61% 12/2014 - 12/2016
Prudential Financial               12/20/2012                -            88,000           1.37%        12/15/2015
Prudential Insurance               12/20/2010          204,000           204,000           3.47%        12/21/2015
Washington Street Investment        6/20/2012          237,000           316,000   2.06% - 3.02%   6/2014 - 6/2017
Washington Street Investment       12/17/2012          198,000           264,000   1.12% - 1.87% 12/2014 - 12/2017
Washington Street Investment       12/17/2012           39,000            52,000   1.21% - 1.87% 12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000             9,000           2.24%        12/15/2018
Prudential Financial               11/15/2013           23,000            23,000           3.19%        12/15/2020
Prudential Insurance                12/6/2013          120,000           120,000           2.60%        12/15/2018
Prudential Insurance                12/6/2013          130,000           130,000           4.39%        12/15/2023
Prudential Insurance                12/6/2013          250,000           250,000           3.64%        12/15/2020
Pru Funding, LLC                   12/31/2013                -             2,900           0.23%          1/7/2014
Prudential Insurance                9/25/2014           30,000                 -           1.89%         6/20/2017
Prudential Insurance                9/25/2014           40,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           20,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014           50,000                 -           3.95%         6/20/2024
Prudential Insurance                9/25/2014           50,000                 -           2.80%         6/20/2019
Prudential Insurance                9/25/2014          100,000                 -           3.47%         6/20/2021
Prudential Insurance                9/25/2014          100,000                 -           3.95%         6/20/2024
Prudential Financial               12/15/2014            5,000                 -           2.57%        12/15/2019
Prudential Financial               12/15/2014           23,000                 -           3.14%        12/15/2021
                                                --------------    --------------
Total Loans Payable to Affiliates               $    1,711,000    $    1,866,900
                                                ==============    ==============

The total interest expense to the Company related to loans payable to affiliates was $52.3 million, $40.2 million, and $43.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million respectively to Prudential Insurance. In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

13. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                     March 31     June 30    September 30  December 31
                                                   ----------------------------------------------------
                                                                      (in thousands)

2014
Total revenues                                     $    815,709 $    782,985 $    687,949  $    807,454
Total benefits and expenses                             469,135      483,283      512,624       702,879
Income (loss) from operations before income taxes       346,574      299,702      175,325       104,575
Net income (loss)                                  $    279,170 $    249,068 $    172,179  $     85,386
                                                   ============ ============ ============  ============

2013
Total revenues                                     $    690,333 $    656,314 $    681,086  $    668,041
Total benefits and expenses                             235,444      229,901     (178,013)      303,812
Income (loss) from operations before income taxes       454,889      426,413      859,099       364,229
Net income (loss)                                  $    347,055 $    311,997 $    577,646  $    301,512
                                                   ============ ============ ============  ============

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2014 and 2013; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Specimen Selected Broker Agreement used by PIMS. (Note 4)

  (b) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 12)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 2)

  (b) The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 2)

  (c) Guaranteed Minimum Income Benefit Rider. (Note 2)

  (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

  (e) Periodic Value Death Benefit Rider. (Note 2)

  (f) Periodic Value Death Benefit Schedule Supplement. (Note 2)

  (g) Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note 2)

  (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 2)

  (i) Guaranteed Minimum Payments Benefit Rider. (Note 2)

  (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

  (k) Enhanced Dollar Cost Averaging Rider. (Note 2)

  (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

  (m) Longevity Credit Rider. (Note 2)

  (n) Individual Retirement Annuity Endorsement. (Note 2)

  (o) Roth Individual Retirement Annuity Endorsement. (Note 2)

  (p) 403(b) Annuity Endorsement. (Note 2)

  (q) Medically Related Surrender Provision Endorsement. (Note 2)

  (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). (Note 8)

  (s) Highest Daily lifetime Five Benefit Rider (Enhanced). (Note 10)

  (t) (Highest Daily Lifetime Five Schedule Supplement). (Note 11)

  (u) Highest Daily Lifetime Seven Benefit Rider. (Note 12)

  (v) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

  (w) Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 13)

  (x) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 13)

  (y) Schedule Supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 13)

  (z) Highest Daily Lifetime 7 Plus Benefit Rider. (Note 14)

  (aa) Schedule Supplement for Highest Daily Lifetime 7 Plus. (Note 14)

  (ab) Highest Daily Lifetime Seven Benefit Schedule Supplement. (Note 14)

  (ac) Highest Daily Lifetime Five Benefit Schedule Supplement. (Note 14)

  (ad) Beneficiary Annuity Endorsement. (Note 14)

  (ae) Beneficiary Individual Retirement Annuity Endorsement. (Note 14)

  (af) Beneficiary Roth Individual Retirement Annuity Endorsement. (Note 14)

  (ag) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider. (Note 14)

  (ah) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement. (Note 14)

  (ai) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider. (Note 14)

  (aj) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement. (Note 14)

  (ak) Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09). (Note 15)

  (al) Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09). (Note 15)

  (am) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09). (Note 15)

  (an) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09). (Note 15)

  (ao) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09). (Note 16)

  (ap) Highest Daily GRO II Benefit Schedule (SCH-HD GRO-11/09). (Note 16)

  (aq) Highest Daily GRO CAP Benefit Schedule (SCH-HDGROCAP-11/09). (Note 16)

  (ar) Form of Highest Daily GRO II Benefit Schedule Supplement
(P-SCH-HDGRO(11/09)((8/10)). (Note 18)

  (as) Form of Highest Daily GRO Benefit Schedule Supplement
(P-SCH-HDGROCAP(11-09)(8/10)). (Note 18)

  (at) Amendatory Tax Endorsement. (Note 19)

(5) (a) Application form for the Contract. (Note 9)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

  (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 6)

(7) Contract of reinsurance in connection with variable annuity contracts:

  (a) Coinsurance Agreement for LT5WB. (Note 2)

  (b) Coinsurance Agreement for SLT5. (Note 9)

  (c) Coinsurance Agreement for HDLT5. (Note 11)

  (d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 17)

  (e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 17)

  (f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 17)

  (g) Coinsurance Agreement for HD6+. Filed (Note 17)

  (h) Coinsurance Agreement for HD7+. Filed (Note 17)

  (i) Coinsurance Agreement for HD7. Filed (Note 17)

  (j) Coinsurance Agreement for HD GRO. (Note 17)

  (k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 17)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

  (a) Copy of Fund Participation Agreement. (Note 7)

  (b) Copy of Rule 22C-2 Agreement. (Note 12)

  (c) Amendment to Fund Participation Agreement. (Note 19)

(9) Opinion of Counsel. (Note 17)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

  (a) Bernard J. Jacob (Note 1)

  (b) Robert F. O'Donnell (Note 20)

  (c) Kent D. Sluyter (Note 1)

  (d) Richard F. Lambert (Note 1)

  (e) Yanela C. Frias (Note 1)

  (f) John Chieffo (Note 1)

  (g) Kenneth Y. Tanji (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 6) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 7) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 14 to Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-130989, filed January 28, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 21, Form N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 36 to Registration No. 333-130989 filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-184541, filed January 22, 2015 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------  -----------------------------------------
 Yanela C. Frias                     Vice President, Director, Chief
 213 Washington Street               Accounting Officer, and Chief Financial
 Newark, New Jersey 07102-2917       Officer

 John Chieffo                        Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Lynn K. Stone                       Vice President, Chief Legal Officer, and
 One Corporate Drive                 Secretary
 Shelton, Connecticut 06484-6208

 Theresa M. Dziedzic                 Senior Vice President, Chief Actuary, and
 751 Broad Street                    Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                    Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                  Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                   Senior Vice President and Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                 Director, Chief Executive Officer, and
 One Corporate Drive                 President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                     Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                    Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified

Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 18,159 Qualified contract owners and 8,146 Non-Qualified contract owners of the B series, 15,310 Qualified contract owners and 8,639 Non-Qualified contract owners of the L series, and 27,737 Qualified contract owners and 10,766 Non-Qualified contract owners of the X series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the

Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

  NAME                               POSITIONS AND OFFICES WITH UNDERWRITER
  ----                              ------------------------------------------
  Timothy S. Cronin                 Senior Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Bruce Ferris                      Director, President and Chief Executive
  One Corporate Drive               Officer
  Shelton, Connecticut 06484-6208

  Christopher J. Hagan              Chief Operating Officer and Vice President
  2101 Welsh Road
  Dresher, PA 19025-5000

  Yanela C. Frias                   Senior Vice President and Director
  213 Washington Street
  Newark, New Jersey 07102-2917

  Rodney R. Allain                  Senior Vice President and Director
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Dawn M. LeBlanc                   Senior Vice President and Director
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Steven P. Marenakos               Senior Vice President and Director
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Mark Livesay                      Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  John D. Rosero                    Vice President, Secretary and Chief Legal
  213 Washington Street             Officer
  Newark, New Jersey 07102-2917

  Elizabeth Marin                   Treasurer
  751 Broad Street
  Newark, New Jersey 07102-2917

  Steven Weinreb                    Chief Financial Officer and Controller
  Three Gateway Center
  Newark, New Jersey 07102-4061

  Michael B. McCauley               Vice President and Chief Compliance
  One Corporate Drive               Officer
  Shelton, Connecticut 06484-6208

  Robert R. Costello                Vice President
  2101 Welsh Road
  Dresher, Pennsylvania 19025-5000

  Patricia L. Kelley                Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  Andrew A. Morawiec                Vice President
  One Corporate Drive
  Shelton, Connecticut 06484-6208

  William D. Wilcox                 Vice President
  280 Trumbull Street
  Hartford, Connecticut 06103-3509

  Richard W. Kinville               AML Officer
  751 Broad Street
  Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life.

                      NET UNDERWRITING
NAME OF PRINCIPAL      DISCOUNTS AND   COMPENSATION ON  BROKERAGE
UNDERWRITER             COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
-----------------     ---------------- --------------- ----------- ------------
Prudential Annuities
  Distributors, Inc.*   $773,337,473        $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April 2015.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                       BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
----------------------------------
Robert F. O'Donnell
President and Chief
Executive Officer

                         PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -----------------------------
     Robert F. O'Donnell
     President and Chief
     Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                          TITLE                   DATE

/s/ Robert F. O'Donnell         Director, President and Chief    April 8, 2015
------------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*                Chief Financial Officer, Chief   April 8, 2015
------------------------------  Accounting Officer, Vice
Yanela C. Frias                 President and Director
                                (Principal Accounting Officer)

John Chieffo*                   Director                         April 8, 2015
------------------------------
John Chieffo

Kenneth Y. Tanji*               Director                         April 8, 2015
------------------------------
Kenneth Y. Tanji

Bernard J. Jacob*               Director                         April 8, 2015
------------------------------
Bernard J. Jacob

Richard F. Lambert*             Director                         April 8, 2015
------------------------------
Richard F. Lambert

Kent D. Sluyter*                Director                         April 8, 2015
------------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13)(a) Power of Attorney - Bernard J. Jacob

(13)(c) Power of Attorney - Kent D. Sluyter

(13)(d) Power of Attorney - Richard F. Lambert

(13)(e) Power of Attorney - Yanela C. Frias

(13)(f) Power of Attorney - John Chieffo

(13)(g) Power of Attorney - Kenneth Y. Tanji